UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter: Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2009

Date of reporting period: January 1, 2009 — December 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|09

Annual report

A world of investing.℠

Putnam INVESTMENTS

A series of mutual fund portfolios for variable annuity investors

Contents

Message from the Trustees	1

Report of independent registered public accounting firm	2

Reports on individual funds

Each fund report includes the report from your fund’s managers, fund performance, fund expenses, fund management, the fund’s portfolio, and financial statements.

Putnam VT American Government Income Fund	4
Putnam VT Capital Opportunities Fund	16
Putnam VT Diversified Income Fund	26
Putnam VT Equity Income Fund	54
Putnam VT The George Putnam Fund of Boston	62
Putnam VT Global Asset Allocation Fund	78
Putnam VT Global Equity Fund	114
Putnam VT Global Health Care Fund	124
Putnam VT Global Utilities Fund	132
Putnam VT Growth and Income Fund	140
Putnam VT Growth Opportunities Fund	150
Putnam VT High Yield Fund	158
Putnam VT Income Fund	176
Putnam VT International Equity Fund	200
Putnam VT International Growth Fund	208
formerly Putnam VT International New Opportunities Fund

Putnam VT International Value Fund	218
formerly Putnam VT International Growth and Income Fund

Putnam VT Investors Fund	228
Putnam VT Mid Cap Value Fund	236
Putnam VT Money Market Fund	244
Putnam VT New Opportunities Fund	252
Putnam VT Research Fund	262
Putnam VT Small Cap Value Fund	272
Putnam VT Vista Fund	282
Putnam VT Voyager Fund	290

Notes to financial statements	300

Trustee approval of management contract	324

Other important information	331

Trustee information	332

Officers	336

Message from the Trustees

Dear Fellow Shareholder:

Putnam Investments is pleased to provide this annual report to the shareholders of Putnam Variable Trust, which offers 24 Putnam funds representing a wide range of investment choices. The following reports from the funds’ management provide an in-depth look at the investment environment during the 12-month period ended December 31, 2009, along with detailed discussions of the funds’ performance.

The historic market rally that began in March 2009 maintained its momentum through the close of the year. Investors in both stocks and bonds saw their account balances improve, and in the early weeks of 2010, encouraging evidence continued to build, pointing to a sustained worldwide economic recovery.

It was a challenging year, but one that ended well for Putnam shareholders. We are pleased to report that Barron’s has named Putnam Investments the top fund family for performance in 2009. This ranking reflects the intense efforts of an investment team infused with a determination to excel, and strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

Although investors may continue to be rewarded this year, we do not expect that 2010 will be a repeat performance of 2009, when markets around the world delivered a potent recovery from distressed levels. The most substantial returns in 2009 came from the most historically volatile segments of the stock and bond markets. Going forward, growth will more likely come from those companies and sectors positioned to thrive in the expanding global economic recovery.

If there is any lesson to be learned from the painful market downturn of 2008 and early 2009, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes, as well as across modern investment strategies focused on reducing volatility, and adhering to your plan in every kind of market environment.

As always, thank you for choosing Putnam.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Variable Trust

In our opinion, the accompanying statements of assets and liabilities, including the funds’ portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the twenty-four funds that are a series of Putnam Variable Trust (the “Trust”) at December 31, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2010

2 Putnam Variable Trust

This page intentionally left blank.

Putnam Variable Trust 3

Putnam VT American Government Income Fund

Investment objective

High current income with preservation of capital as its secondary objective

Net asset value December 31, 2009

Class IA: $13.07	Class IB: $13.02

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares*	Class IB shares*

1 year	21.35%	21.00%

5 years	39.44	37.58
Annualized	6.88	6.59

Life	90.72	86.31
Annualized	6.73	6.48

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 2000.

The Barclays Capital Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s managers

In 2009, fixed-income markets stabilized as investors recovered their appetite for risk. Liquidity improved, and a rally across all spread sectors accelerated through the end of the year as investors saw clearer signs of economic recovery and an end to the recession. In stark contrast to the final quarter of 2008, markets were relatively stable with much less volatility. Many sectors outperformed Treasuries during the period, spurred by improved investor confidence, a renewed appetite for risk, and support from fiscal and monetary stimulus. The U.S. government, notably the Federal Reserve Board (the Fed) and the Treasury, maintained policies intended to foster market stability and investor confidence. For the 12 months ended December 31, 2009, Putnam VT American Government Income Fund’s class IA shares returned 21.35% at net asset value.

The majority of outperformance in 2009 can be attributed to management’s prepayment strategies, specifically its focus on interest cash flows from agency collateralized mortgage obligations (CMOs). Interest-only securities were priced as if prepayment rates would be higher than the historic norms, but actual rates were far lower. The cheap pricing of CMOs was largely the result of the massive deleveraging, illiquidity, and panic of the fourth quarter of 2008. The portfolio benefited from both price appreciation, as investors recognized the opportunity, and attractive cash flows, thanks to slow prepayment rates.

Overall term structure positioning helped as well during the period, driven primarily by tactical duration positioning and a steepening yield curve bias in the United States. During the course of the year, the yield curve — which measures the relationship between the interest rate and the time to maturity of a bond — steepened as economic data gave signs that the economy was positioned for modest growth.

The U.S. economy is now growing at a moderate pace. Supportive Fed (Federal Reserve Board) and Treasury policies, improved financial market conditions, a stabilizing labor market, and a replenishment of inventories are helping economic activity. While the short-term outlook is certainly more favorable than it has been for a long time, management believes that the economy is not yet at the threshold of robust and sustained economic growth. The economy faces significant headwinds, especially from private sector deleveraging, a constrained banking system, and the risk of deflation in the coming year.

The outlook for interest rates is clouded by two countervailing forces on inflation. Prices of raw materials are trending steadily upward as the global economy gains steam, while reported core inflation is likely to fall to near zero, dragged down by low home prices. Therefore, management is now relatively neutral in its interest-rate positioning and is prepared to make tactical adjustments as opportunities arise. Although the Fed is likely to hold rates in its current 0% to 0.25% range, fiscal policy seems unlikely to provide more stimulus to the economy beyond 2010. Management expects 2010 to be a year of economic growth, but with a second half that is slower than the first.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Current and future portfolio holdings are subject to risk.

4 Putnam VT American Government Income Fund

Your fund’s managers

Portfolio Manager Rob Bloemker is Head of Fixed Income at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Rob, your fund’s portfolio managers are Daniel Choquette and Michael Salm.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Credit quality

Aaa	96.5%

Aa	—

A	0.1%

Baa	1.7%

Ba	0.1%

B	1.6%

Caa	—

Other	—

Portfolio composition and credit quality will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Credit qualities are shown as a percentage of portfolio market value as of 12/31/09. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT American Government
Income Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$3.32	$4.63	$3.21	$4.48

Ending value (after expenses)	$1,091.00	$1,088.60	$1,022.03	$1,020.77

Annualized expense ratio†‡	0.63%	0.88%	0.63%	0.88%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.02% of average net assets for the six months ended 12/31/09.

Putnam VT American Government Income Fund 5

The fund’s portfolio 12/31/09

MORTGAGE-BACKED SECURITIES (33.2%)*	Principal amount	Value

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.658s, 2035	$1,144,106	$130,142
Ser. 06-R1, Class AS, IO, 5.636s, 2036	115,482	12,703
FRB Ser. 06-R2, Class AS, IO, 5.484s, 2036	516,382	52,284
IFB Ser. 05-R2, Class 1AS, IO, 5.312s, 2035	3,164,323	336,209
FRB Ser. 04-R2, Class 1AF1, 0.651s, 2034	54,615	44,238

Fannie Mae
IFB Ser. 07-75, Class JS, 50.51s, 2037	127,970	217,695
IFB Ser. 06-62, Class PS, 38.513s, 2036	170,723	281,098
IFB Ser. 07-30, Class FS, 28.756s, 2037	71,341	99,047
IFB Ser. 06-49, Class SE, 28.075s, 2036	137,954	195,222
IFB Ser. 05-25, Class PS, 27.143s, 2035	63,378	88,573
IFB Ser. 06-115, Class ES, 25.635s, 2036	79,205	108,916
IFB Ser. 06-8, Class HP, 23.719s, 2036	172,122	233,513
IFB Ser. 05-99, Class SA, 23.719s, 2035	120,472	159,943
IFB Ser. 05-74, Class DM, 23.535s, 2035	209,647	272,596
IFB Ser. 08-24, Class SP, 22.435s, 2038	1,163,082	1,553,362
IFB Ser. 05-122, Class SC, 22.291s, 2035	371,159	467,443
IFB Ser. 05-106, Class JC, 19.407s, 2035	161,254	201,081
IFB Ser. 05-83, Class QP, 16.793s, 2034	87,629	106,027
IFB Ser. 05-66, Class SL, 15.997s, 2035	347,438	401,295
FRB Ser. 03-W6, Class PT1, 10.223s, 2042	212,210	246,694
IFB Ser. 03-44, Class SI, IO, 7.769s, 2033	289,383	51,731
IFB Ser. 06-90, Class SE, IO, 7.569s, 2036	78,206	13,621
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	62,333	70,281
Ser. 02-14, Class A2, 7 1/2s, 2042	39,302	44,312
Ser. 02-T4, Class A3, 7 1/2s, 2041	78,471	88,476
Ser. 01-T12, Class A2, 7 1/2s, 2041	112,102	126,395
Ser. 01-T3, Class A1, 7 1/2s, 2040	551	622
Ser. 99-T2, Class A1, 7 1/2s, 2039	43,573	48,842
Ser. 02-33, Class A2, 7 1/2s, 2032	148,388	167,308
Ser. 00-T6, Class A1, 7 1/2s, 2030	153,373	172,928
IFB Ser. 08-7, Class SA, IO, 7.319s, 2038	98,355	16,247
Ser. 02-26, Class A1, 7s, 2048	220,546	244,978
Ser. 04-W12, Class 1A3, 7s, 2044	113,284	125,833
Ser. 04-T2, Class 1A3, 7s, 2043	81,909	90,983
Ser. 03-W3, Class 1A2, 7s, 2042	75,533	83,901
Ser. 02-14, Class A1, 7s, 2042	263,110	292,257
Ser. 01-T10, Class A1, 7s, 2041	155,070	172,249
Ser. 01-W3, Class A, 7s, 2041	62,026	68,897
IFB Ser. 06-43, Class SU, IO, 6.969s, 2036	118,416	17,029
IFB Ser. 06-24, Class QS, IO, 6.969s, 2036	428,729	75,507
IFB Ser. 06-79, Class DI, IO, 6.919s, 2036	287,715	41,004
IFB Ser. 06-60, Class SI, IO, 6.919s, 2036	524,779	78,962
IFB Ser. 04-40, Class KS, IO, 6.819s, 2034	1,903,699	320,961
IFB Ser. 05-65, Class KI, IO, 6.769s, 2035	3,163,703	460,952
IFB Ser. 08-41, Class S, IO, 6.569s, 2036	254,606	34,439
IFB Ser. 05-48, Class SM, IO, 6.569s, 2034	158,197	21,179
IFB Ser. 07-50, Class SK, IO, 6.529s, 2037	729,950	98,555
IFB Ser. 07-54, Class CI, IO, 6.529s, 2037	156,812	22,724
IFB Ser. 07-30, Class WI, IO, 6.529s, 2037	297,574	38,190
IFB Ser. 08-34, Class SM, IO, 6.519s, 2038	315,026	40,166
IFB Ser. 07-28, Class SE, IO, 6.519s, 2037	154,089	22,068
IFB Ser. 07-24, Class SD, IO, 6.519s, 2037	152,809	20,412
IFB Ser. 06-79, Class SI, IO, 6.519s, 2036	265,811	33,285
IFB Ser. 05-90, Class GS, IO, 6.519s, 2035	68,232	9,628
IFB Ser. 05-90, Class SP, IO, 6.519s, 2035	361,508	43,423
IFB Ser. 05-12, Class SC, IO, 6.519s, 2035	191,786	28,932
IFB Ser. 05-18, Class SK, IO, 6.519s, 2035	66,220	6,289
IFB Ser. 07-30, Class IE, IO, 6.509s, 2037	465,838	78,791

MORTGAGE-BACKED SECURITIES (33.2%)* cont.	Principal amount	Value

Fannie Mae cont.
IFB Ser. 06-123, Class CI, IO, 6.509s, 2037	$340,383	$47,133
IFB Ser. 07-57, Class SC, IO, 6.499s, 2037	3,230,375	481,275
IFB Ser. 05-82, Class SY, IO, 6.499s, 2035	938,677	116,415
IFB Ser. 06-43, Class JS, IO, 6.469s, 2036	1,806,379	266,477
IFB Ser. 06-31, Class SX, IO, 6.469s, 2036	359,547	52,992
IFB Ser. 06-32, Class SI, IO, 6.469s, 2036	3,864,949	505,010
IFB Ser. 06-33, Class JS, IO, 6.469s, 2036	222,412	29,260
IFB Ser. 06-36, Class SP, IO, 6.469s, 2036	153,686	17,827
IFB Ser. 06-16, Class SM, IO, 6.469s, 2036	134,038	19,287
IFB Ser. 06-8, Class HL, IO, 6.469s, 2036	1,301,634	207,779
IFB Ser. 05-95, Class CI, IO, 6.469s, 2035	290,260	44,826
IFB Ser. 05-84, Class SG, IO, 6.469s, 2035	450,446	62,942
IFB Ser. 05-57, Class NI, IO, 6.469s, 2035	82,248	11,333
IFB Ser. 06-3, Class SB, IO, 6.469s, 2035	855,440	132,480
IFB Ser. 05-29, Class SX, IO, 6.469s, 2035	65,623	8,598
IFB Ser. 05-104, Class SI, IO, 6.469s, 2033	3,560,418	474,603
IFB Ser. 05-83, Class QI, IO, 6.459s, 2035	80,284	11,012
IFB Ser. 06-128, Class GS, IO, 6.449s, 2037	171,527	24,324
IFB Ser. 05-73, Class SD, IO, 6.449s, 2035	59,078	9,945
IFB Ser. 06-114, Class IS, IO, 6.419s, 2036	174,314	22,452
IFB Ser. 06-115, Class IE, IO, 6.409s, 2036	137,059	18,153
IFB Ser. 06-109, Class SH, IO, 6.389s, 2036	181,874	28,236
IFB Ser. 06-104, Class IC, IO, 6.369s, 2036	891,616	133,044
IFB Ser. 06-103, Class SB, IO, 6.369s, 2036	218,731	28,523
IFB Ser. 06-43, Class SI, IO, 6.369s, 2036	93,495	12,049
IFB Ser. 06-8, Class JH, IO, 6.369s, 2036	645,464	91,136
IFB Ser. 09-12, Class CI, IO, 6.369s, 2036	292,808	43,379
IFB Ser. 05-122, Class SG, IO, 6.369s, 2035	136,565	18,255
IFB Ser. 05-122, Class SW, IO, 6.369s, 2035	178,888	23,895
IFB Ser. 06-96, Class ES, IO, 6.349s, 2036	88,422	10,717
IFB Ser. 06-17, Class SI, IO, 6.349s, 2036	255,301	33,002
IFB Ser. 06-60, Class YI, IO, 6.339s, 2036	432,238	70,550
IFB Ser. 06-95, Class SH, IO, 6.319s, 2036	342,024	41,583
IFB Ser. 06-42, Class CI, IO, 6.319s, 2036	5,298,541	671,820
IFB Ser. 07-92, Class KS, IO, 6.269s, 2037	1,609,076	192,501
IFB Ser. 09-12, Class AI, IO, 6.269s, 2037	696,369	94,145
IFB Ser. 07-15, Class NI, IO, 6.269s, 2022	228,643	25,374
IFB Ser. 07-109, Class XI, IO, 6.219s, 2037	163,307	20,933
IFB Ser. 07-30, Class LI, IO, 6.209s, 2037	231,210	29,570
IFB Ser. 07-30, Class OI, IO, 6.209s, 2037	565,023	77,605
IFB Ser. 07-89, Class SA, IO, 6.199s, 2037	357,393	42,172
IFB Ser. 07-54, Class IA, IO, 6.179s, 2037	198,857	26,462
IFB Ser. 07-54, Class IB, IO, 6.179s, 2037	198,857	26,462
IFB Ser. 07-54, Class IC, IO, 6.179s, 2037	198,857	26,462
IFB Ser. 07-54, Class ID, IO, 6.179s, 2037	198,857	26,462
IFB Ser. 07-54, Class IF, IO, 6.179s, 2037	296,092	37,645
IFB Ser. 07-54, Class UI, IO, 6.179s, 2037	243,913	34,264
IFB Ser. 07-15, Class CI, IO, 6.149s, 2037	629,434	79,995
IFB Ser. 06-115, Class JI, IO, 6.149s, 2036	450,344	58,427
IFB Ser. 06-123, Class LI, IO, 6.089s, 2037	307,012	38,058
IFB Ser. 07-81, Class IS, IO, 6.069s, 2037	258,986	31,623
IFB Ser. 08-11, Class SC, IO, 6.049s, 2038	84,674	11,042
IFB Ser. 07-39, Class AI, IO, 5.889s, 2037	344,364	39,345
IFB Ser. 07-32, Class SD, IO, 5.879s, 2037	238,074	28,411
IFB Ser. 07-30, Class UI, IO, 5.869s, 2037	196,982	22,914
IFB Ser. 07-32, Class SC, IO, 5.869s, 2037	318,160	39,736
IFB Ser. 07-1, Class CI, IO, 5.869s, 2037	220,646	27,718
IFB Ser. 05-74, Class NI, IO, 5.849s, 2035	1,271,088	185,100
IFB Ser. 09-12, Class DI, IO, 5.799s, 2037	396,068	49,783
IFB Ser. 04-46, Class PJ, IO, 5.769s, 2034	561,045	69,875
Ser. 06-W2, Class 1AS, IO, 5.736s, 2036	486,430	58,372
IFB Ser. 07-75, Class ID, IO, 5.639s, 2037	199,582	23,501

6 Putnam VT American Government Income Fund

MORTGAGE-BACKED SECURITIES (33.2%)* cont.	Principal amount	Value

Fannie Mae cont.
Ser. 383, Class 18, IO, 5 1/2s, 2038	$93,253	$15,400
Ser. 383, Class 19, IO, 5 1/2s, 2038	84,740	14,003
Ser. 383, Class 6, IO, 5 1/2s, 2037	71,805	13,385
Ser. 383, Class 7, IO, 5 1/2s, 2037	70,612	11,487
Ser. 383, Class 20, IO, 5 1/2s, 2037	71,085	11,951
Ser. 356, Class 14, IO, 5 1/2s, 2035	769,136	143,979
Ser. 348, Class 7, IO, 5 1/2s, 2033	737,129	146,430
Ser. 334, Class 5, IO, 5 1/2s, 2033	712,504	132,771
IFB Ser. 09-3, Class SE, IO, 5.269s, 2037	247,789	24,480
Ser. 385, Class 3, IO, 5s, 2038 F	107,286	20,302
Ser. 359, Class 7, IO, 5s, 2036	1,436,649	276,095
Ser. 353, Class 2, IO, 5s, 2034	2,107,539	484,734
Ser. 339, Class 1, IO, 5s, 2033	1,653,701	332,913
Ser. 03-W12, Class 1IO2, IO, 1.985s, 2043	777,905	41,812
Ser. 03-T2, Class 2, IO, 0.809s, 2042	3,389,092	94,607
Ser. 03-W6, Class 51, IO, 0.67s, 2042	1,019,076	27,399
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	6,444,096	149,412
FRB Ser. 03-W8, Class 3F2, 0.581s, 2042	17,629	15,567
Ser. 03-W10, Class 1A, IO, 0.495s, 2043	5,427,845	107,428
FRB Ser. 07-95, Class A1, 0.481s, 2036	935,360	928,345
FRB Ser. 07-95, Class A3, 0.481s, 2036	2,308,000	2,088,740
FRB Ser. 07-101, Class A2, 0.481s, 2036	1,328,553	1,301,982
Ser. 08-65, Class TF, zero %, 2038	150,108	139,437
Ser. 08-53, Class DO, PO, zero %, 2038	124,000	70,273
Ser. 07-44, Class CO, PO, zero %, 2037	176,787	146,589
Ser. 04-61, PO, zero %, 2034	18,928	17,461
Ser. 06-59, Class QC, PO, zero %, 2033	33,559	28,056
Ser. 04-61, Class JO, PO, zero %, 2032	39,029	34,282
Ser. 326, Class 1, PO, zero %, 2032	66,422	55,090
Ser. 318, Class 1, PO, zero %, 2032	25,146	21,264
Ser. 04-61, Class CO, PO, zero %, 2031	222,356	209,724
Ser. 314, Class 1, PO, zero %, 2031	119,705	102,608
Ser. 1988-12, Class B, zero %, 2018	3,394	3,017
FRB Ser. 06-115, Class SN, zero %, 2036	112,912	135,332
FRB Ser. 05-79, Class FE, zero %, 2035	12,875	12,365
FRB Ser. 06-54, Class CF, zero %, 2035	15,860	14,190
FRB Ser. 05-45, Class FG, zero %, 2035	62,719	49,035

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.869s, 2043	111,242	18,633
Ser. T-55, Class 1A2, 7s, 2043	181,196	200,165

Freddie Mac
IFB Ser. 3408, Class EK, 24.855s, 2037	79,118	105,781
IFB Ser. 2976, Class KL, 23.529s, 2035	160,528	214,387
IFB Ser. 2979, Class AS, 23.419s, 2034	58,095	74,536
IFB Ser. 3065, Class DC, 19.161s, 2035	727,380	909,976
IFB Ser. 3105, Class SI, IO, 19.021s, 2036	83,126	40,106
IFB Ser. 3031, Class BS, 16.142s, 2035	226,562	271,719
IFB Ser. 3489, Class SD, IO, 7.567s, 2032	172,908	28,471
IFB Ser. 3184, Class SP, IO, 7.117s, 2033	232,850	29,200
IFB Ser. 3110, Class SP, IO, 7.067s, 2035	397,374	68,975
IFB Ser. 3156, Class PS, IO, 7.017s, 2036	248,566	41,654
IFB Ser. 3149, Class LS, IO, 6.967s, 2036	567,482	103,520
IFB Ser. 3119, Class PI, IO, 6.967s, 2036	190,371	34,516
IFB Ser. 2882, Class NS, IO, 6.967s, 2034	215,763	28,269
IFB Ser. 2882, Class LS, IO, 6.967s, 2034	49,204	6,921
IFB Ser. 3200, Class SB, IO, 6.917s, 2036	300,348	41,037
IFB Ser. 3149, Class SE, IO, 6.917s, 2036	192,165	33,074
IFB Ser. 3151, Class SI, IO, 6.917s, 2036	1,828,576	313,001
IFB Ser. 3157, Class SA, IO, 6.917s, 2036	510,422	87,291
IFB Ser. 2752, Class XS, IO, 6.917s, 2030	2,826,473	262,769

MORTGAGE-BACKED SECURITIES (33.2%)* cont.	Principal amount	Value

Freddie Mac cont.
IFB Ser. 3203, Class SH, IO, 6.907s, 2036	$138,608	$21,730
IFB Ser. 3208, Class PS, IO, 6.867s, 2036	4,561,466	819,460
IFB Ser. 2835, Class AI, IO, 6.867s, 2034	108,353	17,421
IFB Ser. 2594, Class SE, IO, 6.817s, 2030	212,161	18,881
IFB Ser. 2828, Class TI, IO, 6.817s, 2030	134,135	15,664
IFB Ser. 3410, Class SD, IO, 6.767s, 2038	1,140,603	155,578
IFB Ser. 3397, Class GS, IO, 6.767s, 2037	136,036	15,257
IFB Ser. 3249, Class SI, IO, 6.517s, 2036	77,156	10,806
IFB Ser. 3028, Class ES, IO, 6.517s, 2035	728,874	102,869
IFB Ser. 3042, Class SP, IO, 6.517s, 2035	165,483	22,076
IFB Ser. 3316, Class SA, IO, 6.497s, 2037	228,363	32,223
IFB Ser. 2981, Class AS, IO, 6.487s, 2035	175,090	20,490
IFB Ser. 3287, Class SE, IO, 6.467s, 2037	427,937	65,346
IFB Ser. 3122, Class DS, IO, 6.467s, 2036	187,969	26,276
IFB Ser. 3123, Class LI, IO, 6.467s, 2036	246,002	39,284
IFB Ser. 3107, Class DC, IO, 6.467s, 2035	2,451,859	372,290
IFB Ser. 3001, Class IH, IO, 6.467s, 2035	124,296	17,547
IFB Ser. 2935, Class SX, IO, 6.467s, 2035	1,894,484	206,102
IFB Ser. 2950, Class SM, IO, 6.467s, 2016	83,116	10,100
IFB Ser. 3256, Class S, IO, 6.457s, 2036	255,892	34,296
IFB Ser. 3031, Class BI, IO, 6.457s, 2035	161,551	16,593
IFB Ser. 3244, Class SB, IO, 6.427s, 2036	154,961	19,501
IFB Ser. 3249, Class SM, IO, 6.417s, 2036	246,736	34,321
IFB Ser. 3236, Class IS, IO, 6.417s, 2036	283,303	36,569
IFB Ser. 3240, Class SM, IO, 6.417s, 2036	246,037	31,780
IFB Ser. 3147, Class SD, IO, 6.417s, 2036	540,709	72,066
IFB Ser. 3067, Class SI, IO, 6.417s, 2035	750,610	115,643
IFB Ser. 3128, Class JI, IO, 6.397s, 2036	264,717	35,533
IFB Ser. 3240, Class S, IO, 6.387s, 2036	490,111	65,375
IFB Ser. 3065, Class DI, IO, 6.387s, 2035	120,767	17,478
IFB Ser. 3145, Class GI, IO, 6.367s, 2036	224,158	31,327
IFB Ser. 3114, Class GI, IO, 6.367s, 2036	169,185	25,063
IFB Ser. 3114, Class IP, IO, 6.367s, 2036	414,337	53,414
IFB Ser. 3510, Class IB, IO, 6.367s, 2036	281,907	45,533
IFB Ser. 3218, Class AS, IO, 6.347s, 2036	194,360	23,944
IFB Ser. 3221, Class SI, IO, 6.347s, 2036	215,268	26,760
IFB Ser. 3485, Class SI, IO, 6.317s, 2036	308,326	46,470
IFB Ser. 3153, Class QI, IO, 6.317s, 2036	836,712	133,979
IFB Ser. 3346, Class SC, IO, 6.317s, 2033	21,621,371	3,021,881
IFB Ser. 3346, Class SB, IO, 6.317s, 2033	9,821,526	1,372,856
IFB Ser. 3201, Class SG, IO, 6.267s, 2036	303,174	39,074
IFB Ser. 3203, Class SE, IO, 6.267s, 2036	253,664	31,914
IFB Ser. 3171, Class PS, IO, 6.252s, 2036	247,086	30,509
IFB Ser. 3171, Class ST, IO, 6.252s, 2036	435,583	53,707
IFB Ser. 3510, Class CI, IO, 6.247s, 2037	634,728	82,445
IFB Ser. 3152, Class SY, IO, 6.247s, 2036	255,832	36,807
IFB Ser. 3510, Class DI, IO, 6.247s, 2035	453,827	60,126
IFB Ser. 3181, Class PS, IO, 6.237s, 2036	163,922	23,695
IFB Ser. 3284, Class LI, IO, 6.207s, 2037	271,573	34,833
IFB Ser. 3281, Class AI, IO, 6.197s, 2037	324,023	41,723
IFB Ser. 3261, Class SA, IO, 6.197s, 2037	479,283	61,679
IFB Ser. 3012, Class UI, IO, 6.187s, 2035	272,722	45,935
IFB Ser. 3311, Class IA, IO, 6.177s, 2037	274,242	35,410
IFB Ser. 3311, Class IB, IO, 6.177s, 2037	274,242	35,410
IFB Ser. 3311, Class IC, IO, 6.177s, 2037	274,242	35,410
IFB Ser. 3311, Class ID, IO, 6.177s, 2037	274,242	35,410
IFB Ser. 3311, Class IE, IO, 6.177s, 2037	390,434	50,413
IFB Ser. 3510, Class AS, IO, 6.177s, 2037	361,634	49,904
IFB Ser. 3265, Class SC, IO, 6.177s, 2037	216,555	26,884
IFB Ser. 3240, Class GS, IO, 6.147s, 2036	312,517	38,874
IFB Ser. 3257, Class SI, IO, 6.087s, 2036	141,347	16,456

Putnam VT American Government Income Fund 7

MORTGAGE-BACKED SECURITIES (33.2%)* cont.	Principal amount	Value

Freddie Mac cont.
IFB Ser. 3225, Class EY, IO, 6.057s, 2036	$983,270	$115,854
IFB Ser. 3225, Class JY, IO, 6.057s, 2036	615,414	75,897
IFB Ser. 3502, Class DS, IO, 5.917s, 2039	185,967	23,658
IFB Ser. 3339, Class TI, IO, 5.907s, 2037	297,345	35,135
IFB Ser. 3284, Class CI, IO, 5.887s, 2037	480,754	57,170
IFB Ser. 3012, Class IG, IO, 5.847s, 2035	1,088,096	158,279
IFB Ser. 3309, Class SG, IO, 5.837s, 2037	346,641	37,056
IFB Ser. 2965, Class SA, IO, 5.817s, 2032	185,009	22,111
IFB Ser. 3510, Class BI, IO, 5.797s, 2037	469,052	57,579
IFB Ser. 3397, Class SQ, IO, 5.737s, 2037	89,435	9,747
IFB Ser. 248, IO, 5 1/2s, 2037	438,309	86,224
IFB Ser. 3607, Class SA, IO, 5s, 2036	1,332,000	175,520
FRB Ser. 3291, Class DF, 1.333s, 2037	409,498	406,539
Ser. 3327, Class IF, IO, zero %, 2037	94,608	4,691
Ser. 3439, Class AO, PO, zero %, 2037	56,849	44,144
Ser. 3300, PO, zero %, 2037	65,069	53,570
Ser. 3226, Class YO, PO, zero %, 2036	19,980	19,934
Ser. 3607, Class AO, PO, zero %, 2036	381,000	215,653
Ser. 3046, PO, zero %, 2035	53,729	39,143
Ser. 3008, PO, zero %, 2034	43,728	32,654
Ser. 2684, Class TO, PO, zero %, 2033	101,000	59,254
Ser. 2684, PO, zero %, 2033	107,000	83,971
Ser. 2587, Class CO, PO, zero %, 2032	56,237	51,441
Ser. 201, PO, zero %, 2029	74,026	60,987
FRB Ser. 3349, Class DO, zero %, 2037	59,315	52,414
FRB Ser. 3274, Class TX, zero %, 2037	108,714	99,270
FRB Ser. 3326, Class YF, zero %, 2037	30,162	33,885
FRB Ser. 3261, Class KF, zero %, 2037	86,476	84,909
FRB Ser. 3238, Class LK, zero %, 2036	165,592	156,640
FRB Ser. 3231, Class X, zero %, 2036	29,366	29,240
FRB Ser. 3129, Class TF, zero %, 2036	147,361	134,927
FRB Ser. 3047, Class BD, zero %, 2035	44,125	37,520
FRB Ser. 3326, Class WF, zero %, 2035	128,935	128,655
FRB Ser. 3030, Class CF, zero %, 2035	61,928	53,365
FRB Ser. 3251, Class TP, zero %, 2035	49,897	38,224
FRB Ser. 2963, Class TW, zero %, 2035	22,359	19,198
FRB Ser. 3069, Class KF, zero %, 2034	72,859	68,036
FRB Ser. 3006, Class TE, zero %, 2034	18,370	16,804

Government National Mortgage Association
IFB Ser. 07-44, Class SP, 35.201s, 2036	296,541	405,905
IFB Ser. 05-58, Class SA, 22.823s, 2035	1,004,520	1,158,098
IFB Ser. 07-16, Class PS, 22.459s, 2037	261,011	317,172
IFB Ser. 07-19, Class AS, 22.391s, 2033	297,367	355,178
IFB Ser. 05-84, Class SB, 16.417s, 2035	573,817	660,511
IFB Ser. 03-14, Class SJ, 14.239s, 2032	1,812,000	2,080,243
IFB Ser. 08-47, Class S, IO, 7.468s, 2038	220,567	29,810
IFB Ser. 04-59, Class SC, IO, 6.968s, 2034	119,197	16,947
IFB Ser. 04-26, Class IS, IO, 6.968s, 2034	40,291	2,842
IFB Ser. 05-68, Class SN, IO, 6.968s, 2034	78,038	9,349
IFB Ser. 06-16, Class GS, IO, 6.757s, 2036	45,718	5,538
IFB Ser. 04-5, Class PS, IO, 6.717s, 2033	221,000	36,349
IFB Ser. 09-106, Class XN, IO, 6.667s, 2035	904,638	60,935
IFB Ser. 09-106, Class XI, IO, 6.567s, 2037	5,037,195	575,523
IFB Ser. 07-22, Class S, IO, 6.567s, 2037	176,984	20,144
IFB Ser. 07-35, Class PY, IO, 6.518s, 2037	6,462,940	854,711
IFB Ser. 05-3, Class SC, IO, 6.518s, 2035	1,000,795	138,313
IFB Ser. 09-106, Class XL, IO, 6.517s, 2037	203,512	22,536
IFB Ser. 09-87, Class SI, IO, 6.517s, 2035	1,617,670	224,934
IFB Ser. 04-104, Class IS, IO, 6.517s, 2034	66,396	7,972
IFB Ser. 07-53, Class SY, IO, 6.502s, 2037	179,962	18,582
IFB Ser. 07-58, Class PS, IO, 6.467s, 2037	244,512	22,497
IFB Ser. 07-37, Class SU, IO, 6.458s, 2037	94,923	12,551

MORTGAGE-BACKED SECURITIES (33.2%)* cont.	Principal amount	Value

Government National Mortgage Association cont.
IFB Ser. 07-40, Class SG, IO, 6.447s, 2037	$1,637,875	$162,961
IFB Ser. 07-40, Class SN, IO, 6.447s, 2037	1,403,955	139,687
IFB Ser. 07-37, Class YS, IO, 6.438s, 2037	77,885	9,497
IFB Ser. 07-59, Class PS, IO, 6.437s, 2037	136,447	11,605
IFB Ser. 07-59, Class SP, IO, 6.437s, 2037	232,393	20,037
IFB Ser. 07-68, Class PI, IO, 6.417s, 2037	67,748	6,526
IFB Ser. 07-16, Class KU, IO, 6.417s, 2037	1,548,785	189,570
IFB Ser. 06-38, Class SG, IO, 6.417s, 2033	2,387,435	193,084
IFB Ser. 09-106, Class LP, IO, 6.377s, 2036	292,897	31,204
IFB Ser. 09-106, Class CM, IO, 6.368s, 2034	13,390,958	1,661,818
IFB Ser. 08-6, Class TI, IO, 6.368s, 2032	135,335	13,468
IFB Ser. 09-87, Class SK, IO, 6.367s, 2032	228,719	23,834
IFB Ser. 07-17, Class AI, IO, 6.318s, 2037	638,673	86,591
IFB Ser. 08-2, Class SM, IO, 6.268s, 2038	165,725	16,213
IFB Ser. 07-9, Class AI, IO, 6.268s, 2037	225,690	22,786
IFB Ser. 06-26, Class S, IO, 6.267s, 2036	344,934	36,456
IFB Ser. 06-49, Class SA, IO, 6.227s, 2036	1,151,875	103,425
IFB Ser. 09-35, Class SP, IO, 6.168s, 2037	810,779	96,512
IFB Ser. 09-106, Class KS, IO, 6.167s, 2039	1,388,767	123,581
IFB Ser. 05-71, Class SA, IO, 6.128s, 2035	61,624	7,144
IFB Ser. 05-65, Class SI, IO, 6.117s, 2035	1,041,534	114,619
IFB Ser. 06-16, Class SX, IO, 6.057s, 2036	113,145	11,917
IFB Ser. 08-47, IO, 6.018s, 2037	1,299,643	151,947
IFB Ser. 07-17, Class IC, IO, 6.018s, 2037	135,110	15,776
IFB Ser. 07-17, Class IB, IO, 6.017s, 2037	119,554	15,111
IFB Ser. 09-106, Class SD, IO, 6.017s, 2036	928,836	96,782
IFB Ser. 09-76, Class XS, IO, 5.968s, 2039	1,793,783	201,768
IFB Ser. 07-25, Class KS, IO, 5.968s, 2037	82,218	8,371
IFB Ser. 07-21, Class S, IO, 5.968s, 2037	305,330	27,438
IFB Ser. 09-106, Class SU, IO, 5.967s, 2037	3,350,278	311,742
IFB Ser. 07-23, Class ST, IO, 5.967s, 2037	999,420	88,552
IFB Ser. 07-7, Class JI, IO, 5.967s, 2037	374,347	41,444
IFB Ser. 07-31, Class AI, IO, 5.948s, 2037	200,436	25,751
IFB Ser. 08-57, Class BI, IO, 5.937s, 2038	851,606	73,876
IFB Ser. 07-62, Class S, IO, 5.918s, 2037	68,402	6,668
IFB Ser. 07-43, Class SC, IO, 5.868s, 2037	176,095	16,727
IFB Ser. 09-106, Class SL, IO, 5.867s, 2036	490,306	53,342
IFB Ser. 09-87, Class TS, IO, 5.867s, 2035	2,351,480	265,960
IFB Ser. 04-83, Class CS, IO, 5.847s, 2034	156,608	17,388
IFB Ser. 09-106, Class ST, IO, 5.767s, 2038	541,005	54,599
IFB Ser. 04-41, Class SG, IO, 5.767s, 2034	140,540	7,901
IFB Ser. 09-87, Class WT, IO, 0.188s, 2035	2,009,140	7,660
Ser. 08-30, PO, zero %, 2038	323	323
Ser. 06-36, Class OD, PO, zero %, 2036	23,038	19,083
FRB Ser. 07-35, Class UF, zero %, 2037	26,235	25,581
IFB Ser. 09-106, Class WT, IO, zero %, 2037	1,078,077	4,058

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	63,451	57,741
Ser. 05-RP3, Class 1A3, 8s, 2035	216,786	197,004
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	165,893	148,889
FRB Ser. 05-RP2, Class 1AF, 0.581s, 2035	2,313,314	1,870,892

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.975s, 2035	587,692	73,462
Ser. 05-RP2, Class 1AS, IO, 5.692s, 2035	2,312,892	277,547
Ser. 06-RP2, Class 1AS1, IO, 5.626s, 2036	3,115,671	379,722
FRB Ser. 06-RP2, Class 1AF1, 0.631s, 2036	2,177,689	1,742,151
FRB Ser. 05-RP1, Class 1AF, 0.581s, 2035	361,296	289,037

MASTR Reperforming Loan Trust 144A FRB
Ser. 05-2, Class 1A1F, 0.581s, 2035	48,463	38,528

Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class A2, 7s, 2034	136,344	130,315

8 Putnam VT American Government Income Fund

MORTGAGE-BACKED SECURITIES (33.2%)* cont.	Principal amount	Value

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.019s, 2037	$3,982,423	$477,895
Ser. 07-4, Class 1A4, IO, 1s, 2037 F	4,189,195	110,490

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.442s, 2037	761,723	82,361

Total mortgage-backed securities (cost $41,465,067)		$52,639,408

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (8.5%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.1%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from April 15, 2028
to August 15, 2032	$67,978	$73,254
6s, April 15, 2028	88,859	95,022

		168,276
U. S. Government Agency Mortgage Obligations (8.4%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from
September 1, 2030 to July 1, 2031	94,834	104,198
7 1/2s, October 1, 2014	15,159	16,280
7s, with due dates from November 1, 2026
to May 1, 2032	1,289,248	1,418,924
6s, with due dates from May 1, 2021
to August 1, 2021	181,664	194,919
5 1/2s, December 1, 2033	378,233	400,513
5 1/2s, October 1, 2018	242,507	258,800
5s, with due dates from May 1, 2018
to November 1, 2018	3,233,974	3,411,464

Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from October 1, 2029
to November 1, 2030	124,769	137,265
7s, with due dates from December 1, 2028
to December 1, 2035	2,651,446	2,924,838
6 1/2s, September 1, 2036	305,608	328,314
6s, July 1, 2021	1,050,255	1,127,547
5 1/2s, with due dates from June 1, 2014
to January 1, 2021	1,990,794	2,123,801
5s, February 1, 2039	498,076	511,792
4 1/2s, April 1, 2039	285,813	285,634

		13,244,289
Total U. S. government and agency mortgage
obligations (cost $12,843,144)		$13,412,565

U.S. GOVERNMENT AGENCY OBLIGATIONS (7.8%)*	Principal amount	Value

Fannie Mae 4 1/4s, August 15, 2010	$1,700,000	$1,741,522

Federal Farm Credit Bank 5 3/4s,
January 18, 2011	10,000,000	10,557,708

Total U.S. government agency obligations (cost $11,559,905)		$12,299,230

U. S. TREASURY OBLIGATIONS (11.0%)*	Principal amount	Value

U.S. Treasury Bonds
8s, November 15, 2021	$4,260,000	$5,803,585
6 1/4s, May 15, 2030	6,505,000	7,951,346

U.S. Treasury Notes 1 3/8s,
September 15, 2012	3,643,000	3,626,350

Total U.S. treasury obligations (cost $15,928,579)		$17,381,281

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.4%)*	strike price	amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 4.235% versus the three month
USD-LIBOR-BBA maturing
June 11, 2020.	Jun-10/4.235	$10,145,000	$302,118

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 4.23% versus the three month
USD-LIBOR-BBA maturing
June 9, 2020.	Jun-10/4.230	10,145,000	299,075

Total purchased options outstanding (cost $684,534)			$601,193

SHORT-TERM INVESTMENTS (46.7%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	20,791,658	$20,791,658

Interest in $300,000,000 joint triparty
repurchase agreement dated
December 31, 2009 with Bank of America
Sec. LLC. due January 4, 2010 — maturity
value of $23,200,026 for an effective yield
of 0.01% (collateralized by various
mortgage backed securities with coupon
rates from 5.0% to 5.5% and due dates from
April 1, 2038 to December 1, 2039 valued
at $306,000,000)	$23,200,000	23,200,000

Fannie Mae Discount Notes, for an effective
yield of 0.25%, October 1, 2010 ##	5,000,000	4,990,520

Fannie Mae Discount Notes, for an effective
yield of 0.18%, June 23, 2010	3,000,000	2,997,390

Freddie Mac Discount Notes, for an effective
yield of 0.14%, April 19, 2010 ##	10,000,000	9,995,800

Freddie Mac Discount Notes, for an effective
yield of 0.12%, March 30, 2010 ##	3,100,000	3,099,092

Straight-A Funding, LLC, for an effective
yield of 0.18%, March 12, 2010	5,000,000	4,998,250

U.S. Treasury Bills, for an effective yield
of 0.33%, November 18, 2010 #	945,000	941,656

U.S. Treasury Cash Management Bills, for
effective yields ranging from 0.24%
to 0.25%, July 15, 2010 # ##	3,020,000	3,014,364

Total short-term investments (cost $74,030,881)		$74,028,730

Total investments (cost $156,512,110)		$170,362,407

Key to holding’s abbreviations
FRB	Floating Rate Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
PO	Principal Only

* Percentages indicated are based on net assets of $158,375,688.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at December 31, 2009.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at December 31, 2009.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

Putnam VT American Government Income Fund 9

At December 31, 2009, liquid assets totaling $68,249,085 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB are the current interest rates at December 31, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at December 31, 2009.

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/09	contracts	Value	date	(depreciation)

U.S. Treasury Bond
20 yr (Long)	450	$51,918,750	Mar-10	$(1,848,464)

U.S. Treasury Note
2 yr (Short)	24	5,190,375	Mar-10	24,465

U.S. Treasury Note
5 yr (Long)	35	4,003,398	Mar-10	(64,237)

U.S. Treasury Note
10 yr (Long)	22	2,539,969	Mar-10	(40,482)

Total				$(1,928,718)

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $11,241,450)	amount	strike price	Value

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to pay a fixed rate
of 4.475% versus the three month
USD-LIBOR-BBA maturing
August 19, 2021.	$4,542,000	Aug-11/4.475	$197,759

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to receive a fixed
rate of 4.475% versus the three
month USD-LIBOR-BBA maturing
August 19, 2021.	4,542,000	Aug-11/4.475	297,501

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to pay a fixed rate
of 4.55% versus the three month
USD-LIBOR-BBA maturing
August 17, 2021.	5,018,000	Aug-11/4.55	233,237

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to receive a fixed
rate of 4.55% versus the three
month USD-LIBOR-BBA maturing
August 17, 2021.	5,018,000	Aug-11/4.55	313,073

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to receive a fixed
rate of 4.765% versus the three
month USD-LIBOR-BBA maturing
August 16, 2021.	4,214,000	Aug-11/4.765	229,115

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to pay a fixed rate
of 4.765% versus the three month
USD-LIBOR-BBA maturing
August 16, 2021.	4,214,000	Aug-11/4.765	233,582

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $11,241,450) cont.	amount	strike price	Value

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to pay a fixed rate
of 4.70% versus the three month
USD-LIBOR-BBA maturing
August 8, 2021.	$3,603,000	Aug-11/4.70	$189,698

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to receive a fixed
rate of 4.70% versus the three
month USD-LIBOR-BBA maturing
August 8, 2021.	3,603,000	Aug-11/4.70	202,092

Option on an interest rate swap
with Citibank, N. A. for the
obligation to pay a fixed rate of
4.49% versus the three month
USD-LIBOR-BBA maturing
August 17, 2021.	10,036,000	Aug-11/4.49	448,609

Option on an interest rate swap
with Citibank, N. A. for the
obligation to receive a fixed rate
of 4.52% versus the three month
USD-LIBOR-BBA maturing
July 26, 2021.	6,062,000	Jul-11/4.52	374,025

Option on an interest rate swap
with Citibank, N. A. for the
obligation to receive a fixed rate
of 4.49% versus the three month
USD-LIBOR-BBA maturing
August 17, 2021.	10,036,000	Aug-11/4.49	649,831

Option on an interest rate swap
with Citibank, N. A. for the
obligation to pay a fixed rate of
4.5475% versus the three month
USD-LIBOR-BBA maturing
July 26, 2021.	3,031,000	Jul-11/4.5475	140,638

Option on an interest rate swap
with Citibank, N. A. for the
obligation to receive a fixed rate
of 4.5475% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	3,031,000	Jul-11/4.5475	183,709

Option on an interest rate swap
with Citibank, N. A. for the
obligation to pay a fixed rate of
4.52% versus the three month
USD-LIBOR-BBA maturing
July 26, 2021.	6,062,000	Jul-11/4.52	274,609

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 4.525% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	6,464,000	Jul-11/4.525	294,112

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 4.745% versus the
three month USD-LIBOR-BBA
maturing July 27, 2021.	9,696,000	Jul-11/4.745	520,481

10 Putnam VT American Government Income Fund

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $11,241,450) cont.	amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 4.745% versus the three
month USD-LIBOR-BBA maturing
July 27, 2021.	$9,696,000	Jul-11/4.745	$530,662

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 4.46% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	6,464,000	Jul-11/4.46	277,564

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 4.525% versus the
three month USD-LIBOR-BBA
maturing July 26, 2021.	6,464,000	Jul-11/4.525	397,534

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 4.46% versus the
three month USD-LIBOR-BBA
maturing July 26, 2021.	6,464,000	Jul-11/4.46	414,191

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 5.235% versus the
three month USD-LIBOR-BBA
maturing June 11, 2020.	10,145,000	Jun-10/5.235	68,479

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $11,241,450) cont.	amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 5.32% versus the three
month USD-LIBOR-BBA maturing
January 09, 2022.	$28,847,000	Jan-12/5.32	$2,300,607

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 4.02% versus the three
month USD-LIBOR-BBA maturing
October 14, 2020.	6,668,400	Oct-10/4.02	163,109

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 4.02% versus the
three month USD-LIBOR-BBA
maturing October 14, 2020.	6,668,400	Oct-10/4.02	366,962

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 5.23% versus the
three month USD-LIBOR-BBA
maturing June 9, 2020.	10,145,000	Jun-10/5.23	67,093

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 5.32% versus the
three month USD-LIBOR-BBA
maturing January 9, 2022.	28,847,000	Jan-12/5.32	1,324,943

Total			$10,693,215

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/09

		Upfront				Unrealized
Swap	Notional	premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N. A.
	$3,500,000	$—	12/22/19	3.68125%	3 month USD-LIBOR-BBA	$80,358

	20,931,000	—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(1,700,856)

	6,734,000	—	9/16/38	4.66%	3 month USD-LIBOR-BBA	(246,457)

Citibank, N. A.
	3,908,900	—	12/23/29	4.325%	3 month USD-LIBOR-BBA	72,397

	6,278,000	(28,410)	11/24/29	4.06%	3 month USD-LIBOR-BBA	292,860

Credit Suisse International
	9,103,000	21,467	12/18/39	4.37%	3 month USD-LIBOR-BBA	238,307

	3,599,000	13,804	12/18/24	4.17%	3 month USD-LIBOR-BBA	84,571

	19,826,000	42,002	12/18/14	2.74%	3 month USD-LIBOR-BBA	225,377

	58,351,000	41,093	12/18/11	1.23%	3 month USD-LIBOR-BBA	188,357

	3,913,500	—	12/23/29	4.3725%	3 month USD-LIBOR-BBA	47,277

	4,564,000	—	12/30/14	2.97125%	3 month USD-LIBOR-BBA	(1,728)

	32,765,000	—	1/22/14	2.03719%	3 month USD-LIBOR-BBA	427,937

Deutsche Bank AG
	1,524,100	—	11/24/29	4.07%	3 month USD-LIBOR-BBA	75,921

	57,354,000	(23,830)	12/4/10	3 month USD-LIBOR-BBA	0.53%	(50,260)

	125,930,000	(76,469)	12/4/13	2.01%	3 month USD-LIBOR-BBA	2,224,377

	28,343,000	42,441	12/4/19	3 month USD-LIBOR-BBA	3.38%	(1,268,234)

	11,700,000	—	12/21/14	3 month USD-LIBOR-BBA	2.59%	(195,717)

	14,000,000	—	2/9/14	2.525%	3 month USD-LIBOR-BBA	(83,360)

	90,000,000	—	3/16/16	3 month USD-LIBOR-BBA	2.85%	(1,739,725)

	5,642,000	—	10/5/21	3 month USD-LIBOR-BBA	3.52057%	(292,340)

Putnam VT American Government Income Fund 11

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/09 cont.

		Upfront				Unrealized
Swap	Notional	premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
	$6,600,000	$ —	12/21/14	3 month USD-LIBOR-BBA	2.6025%	$(106,488)

	4,534,300	—	12/24/19	3.92%	3 month USD-LIBOR-BBA	13,435

	13,498,800	—	12/24/11	1.2675%	3 month USD-LIBOR-BBA	32,516

	7,253,000	(261,108)	11/12/19	3 month USD-LIBOR-BBA	5.355%	640,514

JPMorgan Chase Bank, N. A.
	31,014,000	—	3/22/10	3 month USD-LIBOR-BBA	2.23%	327,726

	12,011,000	—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	131,136

	13,758,000	—	7/16/10	3 month USD-LIBOR-BBA	3.384%	430,521

	5,035,000	—	7/22/10	3 month USD-LIBOR-BBA	3.565%	166,341

	15,791,400	—	12/11/13	3 month USD-LIBOR-BBA	2.1125%	(238,375)

	5,595,000	48,633	12/17/39	3 month USD-LIBOR-BBA	4.31%	(140,027)

	44,695,000	(261,938)	12/17/24	4.1%	3 month USD-LIBOR-BBA	966,332

	17,174,000	99,870	12/17/19	3 month USD-LIBOR-BBA	3.67%	(299,741)

	3,900,000	—	12/17/24	4.18%	3 month USD-LIBOR-BBA	71,799

	53,502,200	—	12/24/11	1.25059%	3 month USD-LIBOR-BBA	146,709

	73,700,000	—	8/13/11	1.67589%	3 month USD-LIBOR-BBA	(1,093,217)

	9,148,600	—	12/24/19	3 month USD-LIBOR-BBA	3.90798%	(36,461)

	7,500,000	—	9/14/19	3 month USD-LIBOR-BBA	3.505%	(188,170)

Total						$(796,388)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$52,508,616	$130,792

Purchased options outstanding	—	601,193	—

U.S. Government Agency Obligations	—	12,299,230	—

U.S. Government and agency mortgage obligations	—	13,412,565	—

U.S. Treasury Obligations	—	17,381,281	—

Short-term investments	20,791,658	53,237,072	—

Totals by level	$20,791,658	$149,439,957	$130,792

	Level 1	Level 2	Level 3

Other financial instruments:	$(1,928,718)	$(11,147,158)	$(57,777)

Other financial instruments include futures, written options, swaps and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	sales	Level 3	2009

Mortgage-backed securities	$27,632	$—	$436	$11,946	$(40,014)	$130,792	$130,792

Totals:	$27,632	$—	$436	$11,946	$(40,014)	$130,792	$130,792

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
	2009††	premiums	gain/(loss)	(depreciation)†	sales	Level 3	2009††

Other financial instruments:	$(64,777)	$—	$—	$7,000	$—	$—	$(57,777)

† Includes $7,000 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount payable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT American Government Income Fund

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $135,720,452)	$149,570,749

Affiliated issuers (identified cost $20,791,658) (Note 6)	20,791,658

Cash	44,158

Interest and other receivables	1,031,149

Receivable for shares of the fund sold	132,628

Receivable for investments sold	13,396,478

Receivable for sales of delayed delivery securities (Note 1)	6,520

Unrealized appreciation on swap contracts (Note 1)	6,884,768

Premium paid on swap contracts (Note 1)	651,755

Total assets	192,509,863

Liabilities

Payable for variation margin (Note 1)	239,211

Payable for investments purchased	14,633,700

Payable for shares of the fund repurchased	133,131

Payable for compensation of Manager (Note 2)	179,391

Payable for investor servicing fees (Note 2)	3,961

Payable for custodian fees (Note 2)	15,560

Payable for Trustee compensation and expenses (Note 2)	55,519

Payable for administrative services (Note 2)	1,023

Payable for distribution fees (Note 2)	12,799

Payable for receivable purchase agreement (Note 2)	57,777

Interest payable (Note 2)	57,195

Written options outstanding, at value (premiums received
$11,241,450) (Notes 1 and 3)	10,693,215

Premium received on swap contracts (Note 1)	309,310

Unrealized depreciation on swap contracts (Note 1)	7,681,156

Other accrued expenses	61,227

Total liabilities	34,134,175

Net assets	$158,375,688

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$137,788,902

Undistributed net investment income (Note 1)	11,567,148

Accumulated net realized loss on investments (Note 1)	(2,725,459)

Net unrealized appreciation of investments	11,745,097

Total — Representing net assets applicable
to capital shares outstanding	$158,375,688

Computation of net asset value Class IA

Net Assets	$98,591,259

Number of shares outstanding	7,545,238

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$13.07

Computation of net asset value Class IB

Net Assets	$59,784,429

Number of shares outstanding	4,591,511

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$13.02

Statement of operations
Year ended 12/31/09

Investment income

Interest (including interest income of $37,438 from investments
in affiliated issuers) (Note 6)	$8,593,303

Total investment income	8,593,303

Expenses

Compensation of Manager (Note 2)	992,093

Investor servicing fees (Note 2)	45,735

Custodian fees (Note 2)	37,182

Trustee compensation and expenses (Note 2)	21,827

Administrative services (Note 2)	15,232

Distribution fees — Class IB (Note 2)	147,035

Interest expense (Note 2)	57,195

Other	119,891

Fees waived and reimbursed by Manager (Note 2)	(308,210)

Total expenses	1,127,980

Expense reduction (Note 2)	(683)

Net expenses	1,127,297

Net investment income	7,466,006

Net realized gain on investments (Notes 1 and 3)	4,721,312

Net realized gain on swap contracts (Note 1)	7,287,106

Net realized loss on futures contracts (Note 1)	(137,466)

Net realized gain on written options (Notes 1 and 3)	555,164

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, receivable purchase agreement
and TBA sale commitments during the year	9,290,229

Net gain on investments	21,716,345

Net increase in net assets resulting from operations	$29,182,351

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 13

Statement of changes in net assets

	Putnam VT
	American Government Income Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase in net assets

Operations:

Net investment income	$7,466,006	$7,125,155

Net realized gain (loss) on investments	12,426,116	(3,666,503)

Net unrealized appreciation (depreciation)
of investments	9,290,229	(3,763,469)

Net increase (decrease) in net assets
resulting from operations	29,182,351	(304,817)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(4,131,789)	(4,250,985)

Class IB	(2,437,098)	(2,898,368)

Increase in capital from settlement
payments (Note 9)	—	8,740

Increase (decrease) from capital share
transactions (Note 4)	(11,534,110)	16,129,020

Total increase in net assets	11,079,354	8,683,590

Net assets:

Beginning of year	147,296,334	138,612,744

End of year (including undistributed net
investment income of $11,567,148 and
$4,111,720, respectively)	$158,375,688	$147,296,334

The accompanying notes are an integral part of these financial statements.

14 Putnam VT American Government Income Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,d,e	Ratio of expenses to average net assets, excluding interest expense (%) b,d,e	Ratio of net investment income (loss) to average net assets (%) e	Portfolio turnover (%) f

Putnam VT American Government Income Fund (Class IA)

12/31/09	$11.27	.60	1.73	2.33	(.53)	—	(.53)	—	$13.07	21.35	$98,591	.64 g	.60	4.99	241.74

12/31/08	11.73	.54	(.46)	.08	(.54)	—	(.54)	— h,i	11.27	.54	89,863.62		.62	4.68	127.57

12/31/07	11.38	.54	.40 j	.94	(.59)	—	(.59)	—	11.73	8.63 j	76,057.62		.62	4.76	153.13

12/31/06	11.50	.45	(.07)	.38	(.50)	—	(.50)	—	11.38	3.51	83,470.62		.62	4.01	180.25

12/31/05	11.75	.41	(.22)	.19	(.41)	(.03)	(.44)	—	11.50	1.65	107,325.64		.64	3.56	419.62

Putnam VT American Government Income Fund (Class IB)

12/31/09	$11.23	.57	1.72	2.29	(.50)	—	(.50)	—	$13.02	21.00	$59,784	.89 g	.85	4.74	241.74

12/31/08	11.69	.52	(.47)	.05	(.51)	—	(.51)	— h,i	11.23	.30	57,434.87		.87	4.49	127.57

12/31/07	11.34	.51	.40 j	.91	(.56)	—	(.56)	—	11.69	8.36 j	62,556.87		.87	4.51	153.13

12/31/06	11.46	.42	(.07)	.35	(.47)	—	(.47)	—	11.34	3.22	65,543.87		.87	3.74	180.25

12/31/05	11.71	.38	(.22)	.16	(.38)	(.03)	(.41)	—	11.46	1.35	74,858.89		.89	3.32	419.62

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to Decemeber 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.20%

12/31/08	0.21

12/31/07	0.21

12/31/06	0.22

12/31/05	0.17

f Portfolio turnover excludes dollar roll transactions.

g Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.04% of average net assets as of December 31, 2009 (Note 2).

h Amount represents less than $0.01 per share.

i Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the Securities and Exchange Commission (the “SEC”) which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008 (Note 9).

j Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.01 per share (Note 2).

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 15

Putnam VT Capital Opportunities Fund

Investment objective
Long-term growth of capital

Net asset value December 31, 2009

Class IA: $12.78	Class IB: $12.70

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares*	Class IB shares*

1 year	45.98%	45.62%

5 years	9.75	8.35
Annualized	1.88	1.62

Life	69.45	66.58
Annualized	8.23	7.96

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: May 1, 2003.

The Russell 2500 Index is an unmanaged index of 2,500 small and midsize companies in the Russell 3000 Index.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s manager

The fund’s fiscal year began amid a bleak economic environment and a lack of investor confidence following the collapse of Lehman Brothers. Against this backdrop, the federal government introduced a number of initiatives designed to restore liquidity to the financial system. As it became apparent that investors’ worst-case predictions for the markets would likely be averted, U.S. stock markets began to rally in early March and continued their upswing through the end of the year. Although small-company value stocks trailed the broader market as a whole, the segment still posted strong double-digit gains for the year. For the 12 months ended December 31, 2009, Putnam VT Capital Opportunities Fund’s class IA shares returned 45.98% at net asset value.

While the fund’s sector allocation strategy had a positive impact on performance, solid stock selection provided the bulk of the fund’s returns. Stock selection was solid across a range of sectors and added value in ten of twelve sectors. That said, stock selection was strongest in the consumer cyclicals, financials, and capital goods sectors, with the relatively small conglomerates and transportation sectors representing the the portfolio’s only detractors.

At the security level, positions in Oshkosh, Aeropostale, and Brocade Communications Systems were the top performers for the period. Special vehicle manufacturer Oshkosh saw its shares surge after the company announced a $1 billion contract from the U.S. military to provide armored fighting vehicles for use in Afghanistan. Aeropostale, the retail clothier, benefited from favorable investor sentiment as the firm continued to lead in fashion trends while it made meaningful improvement in margin results earlier in the year. Brocade Communications Systems, a leader in data center networking solutions, is increasing market share during an economically challenging time. The fund bought the stock early in the reporting period when it was inexpensive and had low investor expectations. The stock finished the year having more than tripled in price from its 2009 lows.

On the negative side, regional bank Wilmington Trust was the leading detractor from results. Concerns surrounding the health of regional banks and poor security investments made by the firm led to the poor results. Satyam Computer Services was another detractor after its chairman resigned following the admission that he falsified earnings and assets statements. Satyam was widely held by mutual funds and institutional accounts alike and had a seemingly strong, independent board and a leading auditor. The failure of the company’s system of checks and balances to prevent such widespread fraud shocked the markets, and legal investigations are ongoing. This stock is no longer held in the portfolio.

Although the markets have not fully recovered from where they stood on the eve of the Lehman Brothers collapse, they have made a considerable recovery since bottoming in early March. The economy may be coming out of recession, but management believes growth is likely to be anemic for some time. As a result, management will remain dedicated to its broadly diversified approach, while focusing on company fundamentals and bottom-up stock selection in constructing the portfolio.

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Current and future portfolio holdings are subject to risk.

16 Putnam VT Capital Opportunities Fund

Your fund’s manager

Portfolio Manager Joseph Joseph joined Putnam in 1994 and has been in the investment industry since 1987.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Capital Opportunities Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$5.15	$6.61	$4.48	$5.75

Ending value (after expenses)	$1,323.00	$1,321.50	$1,020.77	$1,019.51

Annualized expense ratio†	0.88%	1.13%	0.88%	1.13%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT Capital Opportunities Fund 17

The fund’s portfolio 12/31/09

COMMON STOCKS (98.4%)*	Shares	Value

Advertising and marketing services (0.6%)
Clear Channel Outdoor Holdings, Inc. Class A †	4,000	$41,560

inVentiv Health, Inc. †	3,700	59,829

ValueClick, Inc. †	5,900	59,708

		161,097
Aerospace and defense (0.7%)
Alliant Techsystems, Inc. †	869	76,707

Teledyne Technologies, Inc. †	2,725	104,531

		181,238
Automotive (1.7%)
BorgWarner, Inc.	2,200	73,084

Harley-Davidson, Inc.	4,900	123,480

Oshkosh Corp.	7,000	259,210

		455,774
Banking (4.2%)
Bancorp, Inc. †	3,800	26,068

Brookline Bancorp, Inc.	2,352	23,308

City Holding Co.	825	26,672

City National Corp.	2,200	100,320

Commerce Bancshares, Inc.	677	26,213

Cullen/Frost Bankers, Inc.	700	35,000

First Citizens BancShares, Inc. Class A	452	74,133

IBERIABANK Corp.	1,400	75,334

International Bancshares Corp.	2,000	37,860

NBH Holdings Corp. 144A †	6,250	126,563

PacWest Bancorp	2,413	48,622

Provident New York Bancorp	9,100	76,804

Seacoast Banking Corp. of Florida	17,685	28,827

Smithtown Bancorp, Inc.	2,223	13,227

SVB Financial Group †	4,796	199,945

Union Bankshares Corp.	2,064	25,573

Webster Financial Corp.	4,587	54,448

Whitney Holding Corp.	6,278	57,193

Wilmington Trust Corp.	4,469	55,147

		1,111,257
Biotechnology (0.3%)
Cubist Pharmaceuticals, Inc. † S	3,461	65,655

		65,655
Building materials (0.4%)
AAON, Inc.	2,178	42,449

Apogee Enterprises, Inc.	3,638	50,932

		93,381
Chemicals (3.9%)
American Vanguard Corp.	1,600	13,280

Ashland, Inc.	1,700	67,354

CF Industries Holdings, Inc.	300	27,234

Compass Minerals International, Inc.	1,100	73,909

Cytec Industries, Inc.	1,800	65,556

Eastman Chemical Co.	1,589	95,721

FMC Corp.	1,716	95,684

Innophos Holdings, Inc.	3,400	78,166

International Flavors & Fragrances, Inc.	1,700	69,938

Lubrizol Corp. (The)	1,695	123,650

Methanex Corp. (Canada)	4,200	81,858

Olin Corp.	4,341	76,054

OM Group, Inc. †	1,800	56,502

Valspar Corp.	4,200	113,988

		1,038,894

COMMON STOCKS (98.4%)* cont.	Shares	Value

Commercial and consumer services (2.2%)
Alliance Data Systems Corp. † S	1,900	$122,721

Bowne & Co., Inc.	10,749	71,803

Brink’s Home Security Holdings, Inc. †	2,200	71,808

Chemed Corp.	2,133	102,320

Deluxe Corp.	3,183	47,077

Dun & Bradstreet Corp. (The)	1,200	101,244

Global Cash Access, Inc. †	2,900	21,721

Pre-Paid Legal Services, Inc. †	303	12,447

Sotheby’s Holdings, Inc. Class A	1,600	35,968

		587,109
Communications equipment (1.5%)
F5 Networks, Inc. †	3,900	206,622

Netgear, Inc. †	4,100	88,929

Syniverse Holdings, Inc. †	5,300	92,644

		388,195
Computers (4.1%)
ANSYS, Inc. †	4,200	182,532

Blackbaud, Inc.	4,800	113,424

Brocade Communications Systems, Inc. †	15,800	120,554

Cogent, Inc. †	2,100	21,819

Emulex Corp. †	19,800	215,820

Jack Henry & Associates, Inc.	3,315	76,643

Logitech International SA (Switzerland) † S	8,100	138,510

Polycom, Inc. †	2,800	69,916

Quest Software, Inc. †	4,500	82,800

Silicon Graphics International Corp. †	8,300	58,183

		1,080,201
Conglomerates (0.9%)
AMETEK, Inc.	3,993	152,692

Harsco Corp.	2,700	87,021

		239,713
Construction (0.9%)
Chicago Bridge & Iron Co., NV (Netherlands) †	5,235	105,852

Tutor Perini Corp. †	6,857	123,975

		229,827
Consumer (0.8%)
CSS Industries, Inc.	2,000	38,880

Helen of Troy, Ltd. (Bermuda) †	6,539	159,944

Hooker Furniture Corp.	1,700	21,029

		219,853
Consumer goods (1.3%)
Bare Escentuals, Inc. †	17,000	207,910

Blyth, Inc.	1,005	33,889

Church & Dwight Co., Inc.	1,577	95,330

		337,129
Consumer services (1.2%)
Brink’s Co. (The)	2,200	53,548

TrueBlue, Inc. †	17,354	257,013

		310,561
Electric utilities (2.9%)
Alliant Energy Corp.	2,300	69,598

Black Hills Corp.	3,100	82,553

El Paso Electric Co. †	5,400	109,512

Integrys Energy Group, Inc.	1,400	58,786

NSTAR	2,400	88,320

Pepco Holdings, Inc.	5,200	87,620

Pinnacle West Capital Corp.	2,700	98,766

PNM Resources, Inc.	6,300	79,695

Westar Energy, Inc.	4,400	95,568

		770,418

18 Putnam VT Capital Opportunities Fund

COMMON STOCKS (98.4%)* cont.	Shares	Value

Electrical equipment (0.6%)
Hubbell, Inc. Class B	3,511	$166,070

		166,070
Electronics (2.8%)
International Rectifier Corp. †	5,800	128,296

Intersil Corp. Class A	7,500	115,050

Omnivision Technologies, Inc. †	7,200	104,616

QLogic Corp. †	7,100	133,977

Semtech Corp. †	5,205	88,537

Synopsys, Inc. †	5,357	119,354

Zoran Corp. †	4,700	51,935

		741,765
Energy (oil field) (2.3%)
Basic Energy Services, Inc. †	5,200	46,280

Cal Dive International, Inc. †	3,900	29,484

CARBO Ceramics, Inc.	900	61,353

Complete Production Services, Inc. †	6,800	88,400

Core Laboratories NV (Netherlands)	400	47,248

Hercules Offshore, Inc. †	12,400	59,272

ION Geophysical Corp. †	5,700	33,744

Key Energy Services, Inc. †	11,600	101,964

Rowan Cos., Inc. †	1,400	31,696

Superior Energy Services †	2,300	55,867

Tidewater, Inc.	1,100	52,745

		608,053
Energy (other) (0.5%)
Headwaters, Inc. †	18,715	122,022

		122,022
Financial (0.4%)
Broadridge Financial Solutions, Inc.	3,100	69,936

MGIC Investment Corp. †	5,834	33,721

		103,657
Forest products and packaging (1.0%)
Packaging Corp. of America	3,012	69,306

Sealed Air Corp.	4,900	107,114

Sonoco Products Co.	2,600	76,050

		252,470
Health-care services (5.7%)
Amedisys, Inc. † S	1,500	72,840

AMERIGROUP Corp. †	5,462	147,256

Centene Corp. †	2,800	59,276

Cross Country Healthcare, Inc. †	5,300	52,523

Gentiva Health Services, Inc. †	3,900	105,339

Health Net, Inc. †	4,100	95,489

IMS Health, Inc.	6,210	130,783

LifePoint Hospitals, Inc. †	2,300	74,773

Lincare Holdings, Inc. †	9,136	339,128

Medcath Corp. †	4,004	31,672

Molina Healthcare, Inc. †	4,000	91,480

Omnicare, Inc.	3,500	84,630

Parexel International Corp. †	6,000	84,600

RehabCare Group, Inc. †	2,400	73,032

Res-Care, Inc. †	5,600	62,720

		1,505,541
Homebuilding (0.3%)
NVR, Inc. †	125	88,839

		88,839
Household furniture and appliances (0.9%)
American Woodmark Corp.	1,285	25,289

Whirlpool Corp.	2,500	201,650

		226,939

COMMON STOCKS (98.4%)* cont.	Shares	Value

Insurance (5.0%)
American Financial Group, Inc.	2,405	$60,005

American Physicians Capital, Inc.	788	23,892

Amerisafe, Inc. †	1,482	26,632

Aspen Insurance Holdings, Ltd. (Bermuda)	2,271	57,797

CNA Surety Corp. †	3,901	58,086

Delphi Financial Group Class A	3,577	80,017

Endurance Specialty Holdings, Ltd. (Bermuda)	2,427	90,357

Hanover Insurance Group, Inc. (The)	2,027	90,060

Harleysville Group, Inc.	1,017	32,330

HCC Insurance Holdings, Inc.	2,853	79,798

RenaissanceRe Holdings, Ltd.	1,400	74,410

Safety Insurance Group, Inc.	2,721	98,582

SeaBright Insurance Holdings, Inc. †	3,789	43,536

Selective Insurance Group	5,914	97,285

Stancorp Financial Group	2,791	111,696

Universal American Financial Corp. †	7,500	87,750

Validus Holdings, Ltd. (Bermuda)	2,169	58,433

W.R. Berkley Corp.	3,275	80,696

Zenith National Insurance Corp.	2,596	77,257

		1,328,619
Investment banking/Brokerage (5.0%)
Affiliated Managers Group †	1,028	69,236

Bond Street Holdings, LLC Class A F †	3,695	73,900

Eaton Vance Corp.	2,654	80,708

FBR Capital Markets Corp. †	4,400	27,192

Federated Investors, Inc.	7,700	211,750

Jefferies Group, Inc. †	2,800	66,444

Legg Mason, Inc.	2,600	78,416

optionsXpress Holdings, Inc.	7,100	109,695

SEI Investments Co.	8,400	147,168

TradeStation Group, Inc. †	35,000	276,150

Waddell & Reed Financial, Inc. Class A	5,589	170,688

		1,311,347
Leisure (0.4%)
Polaris Industries, Inc.	2,200	95,986

		95,986
Machinery (2.2%)
AGCO Corp. †	1,730	55,948

Applied Industrial Technologies, Inc.	6,918	152,680

Gardner Denver, Inc.	1,767	75,186

Kennametal, Inc.	4,600	119,232

Manitowoc Co., Inc. (The)	14,165	141,225

Regal-Beloit Corp.	645	33,501

		577,772
Manufacturing (2.4%)
Actuant Corp. Class A	24,200	448,426

EnPro Industries, Inc. †	3,350	88,474

LSB Industries, Inc. †	2,000	28,200

Roper Industries, Inc.	1,476	77,298

		642,398
Medical technology (1.5%)
Conmed Corp. †	5,500	125,400

Hill-Rom Holdings, Inc.	4,500	107,955

Invacare Corp.	2,600	64,844

Kinetic Concepts, Inc. †	1,400	52,710

SurModics, Inc. †	2,300	52,118

		403,027

Putnam VT Capital Opportunities Fund 19

COMMON STOCKS (98.4%)* cont.	Shares	Value

Metals (1.8%)
Carpenter Technology Corp.	1,700	$45,815

Century Aluminum Co. †	7,420	120,130

Cliffs Natural Resources, Inc.	1,200	55,308

Reliance Steel & Aluminum Co.	2,509	108,439

Schnitzer Steel Industries, Inc. Class A	1,100	52,470

United States Steel Corp.	1,600	88,192

		470,354
Natural gas utilities (0.7%)
NiSource, Inc.	5,600	86,128

Southwest Gas Corp.	3,000	85,590

		171,718
Office equipment and supplies (0.4%)
Ennis Inc.	4,356	73,137

Steelcase, Inc.	5,763	36,653

		109,790
Oil and gas (4.0%)
Berry Petroleum Co. Class A	2,461	71,738

Cabot Oil & Gas Corp. Class A	3,000	130,770

Clayton Williams Energy, Inc. †	1,400	49,056

Comstock Resources, Inc. †	2,300	93,311

Oil States International, Inc. †	2,000	78,580

Patterson-UTI Energy, Inc.	4,700	72,145

Penn Virginia Corp.	2,800	59,612

Petroleum Development Corp. †	3,074	55,978

St. Mary Land & Exploration Co.	1,500	51,360

Swift Energy Co. † S	3,400	81,464

Unit Corp. †	2,200	93,500

Vaalco Energy, Inc. †	4,100	18,655

W&T Offshore, Inc.	4,900	57,330

Whiting Petroleum Corp. †	1,843	131,682

		1,045,181
Pharmaceuticals (4.6%)
Biovail Corp. (Canada)	12,800	178,688

Endo Pharmaceuticals Holdings, Inc. †	4,349	89,198

King Pharmaceuticals, Inc. †	27,943	342,861

Medicis Pharmaceutical Corp. Class A	7,927	214,425

Par Pharmaceutical Cos., Inc. †	4,200	113,652

Watson Pharmaceuticals, Inc. †	6,624	262,377

		1,201,201
Power producers (0.3%)
Mirant Corp. †	4,700	71,769

		71,769
Publishing (0.4%)
Gannett Co., Inc.	6,900	102,465

		102,465
Railroads (0.4%)
GATX Corp.	3,915	112,556

		112,556
Real estate (5.4%)
DiamondRock Hospitality Co. † R	9,144	77,450

Entertainment Properties Trust R	894	31,531

Hospitality Properties Trust R	8,370	198,453

Kimco Realty Corp. R	3,100	41,943

LaSalle Hotel Properties R	7,100	150,733

LTC Properties, Inc. R	3,216	86,028

Macerich Co. (The) R	1,701	61,151

National Health Investors, Inc. R	6,214	229,856

National Retail Properties, Inc. R	8,899	188,837

Nationwide Health Properties, Inc. R	2,377	83,623

COMMON STOCKS (98.4%)* cont.	Shares	Value

Real estate cont.
Omega Healthcare Investors, Inc. R	6,963	$135,430

Taubman Centers, Inc. R	3,900	140,049

		1,425,084
Restaurants (0.5%)
Red Robin Gourmet Burgers, Inc. †	5,300	94,870

Sonic Corp. †	4,300	43,301

		138,171
Retail (6.5%)
Abercrombie & Fitch Co. Class A	3,500	121,975

Aeropostale, Inc. † S	2,600	88,530

AnnTaylor Stores Corp. †	14,125	192,665

Books-A-Million, Inc.	8,218	55,225

Brown Shoe Co., Inc.	3,097	30,567

Buckle, Inc. (The) S	1,887	55,251

Cabela’s, Inc. † S	9,200	131,192

Cato Corp. (The) Class A	1,598	32,056

Dollar Tree, Inc. †	2,090	100,947

Jos. A. Bank Clothiers, Inc. †	1,385	58,433

Kenneth Cole Productions, Inc. Class A †	5,100	49,215

Nash Finch Co.	2,873	106,560

NBTY, Inc. †	319	13,889

Regis Corp.	1,600	24,912

Saks, Inc. †	24,578	161,232

Systemax, Inc. S	7,717	121,234

Timberland Co. (The) Class A †	9,400	168,542

Toro Co. (The)	3,109	129,987

Wolverine World Wide, Inc.	2,103	57,244

		1,699,656
Schools (0.4%)
Career Education Corp. †	5,077	118,345

		118,345
Semiconductor (1.6%)
Hittite Microwave Corp. †	1,300	52,975

KLA-Tencor Corp.	2,000	72,320

Lam Research Corp. †	1,900	74,499

MKS Instruments, Inc. †	4,000	69,640

Novellus Systems, Inc. †	3,280	76,555

Verigy, Ltd. (Singapore) †	6,700	86,229

		432,218
Shipping (0.9%)
Arkansas Best Corp.	4,534	133,436

Overseas Shipholding Group	900	39,555

Ship Finance International, Ltd. (Bermuda)	4,824	65,751

		238,742
Software (3.6%)
Akamai Technologies, Inc. † S	7,300	184,909

Autodesk, Inc. †	4,100	104,181

Citrix Systems, Inc. †	3,236	134,650

MicroStrategy, Inc. †	1,300	122,226

Omnicell, Inc. †	3,100	36,239

Red Hat, Inc. †	3,200	98,880

Shanda Interactive Entertainment, Ltd. ADR (China) †	1,100	57,871

THQ, Inc. †	4,000	20,160

TIBCO Software, Inc. †	9,700	93,411

Websense, Inc. †	5,000	87,300

		939,827

20 Putnam VT Capital Opportunities Fund

COMMON STOCKS (98.4%)* cont.	Shares	Value

Staffing (0.6%)
Administaff, Inc.	1,903	$44,892

CDI Corp.	346	4,481

Heidrick & Struggles International, Inc.	3,700	115,588

		164,961
Technology services (2.6%)
Acxiom Corp. †	5,475	73,475

FactSet Research Systems, Inc.	2,035	134,045

Fair Isaac Corp.	4,100	87,371

Global Payments, Inc.	1,900	102,334

IHS, Inc. Class A †	1,900	104,139

Perfect World Co., Ltd. ADR (China) †	2,800	110,432

Sohu.com, Inc. (China) †	1,300	74,464

		686,260
Telecommunications (1.0%)
ADTRAN, Inc.	3,127	70,514

CenturyTel, Inc.	1,100	39,831

NeuStar, Inc. Class A †	6,400	147,456

		257,801
Textiles (0.9%)
Maidenform Brands, Inc. †	3,324	55,478

Mohawk Industries, Inc. †	3,300	157,080

Perry Ellis International, Inc. †	2,136	32,168

		244,726
Tobacco (0.3%)
Universal Corp.	1,619	73,843

		73,843
Toys (0.8%)
Hasbro, Inc.	5,800	185,948

Jakks Pacific, Inc. †	1,708	20,701

		206,649
Transportation services (0.2%)
HUB Group, Inc. Class A †	1,821	48,857

Pacer International, Inc.	4,461	14,097

		62,954
Trucks and parts (1.9%)
Autoliv, Inc. (Sweden)	4,686	203,185

Superior Industries International, Inc.	3,900	59,670

WABCO Holdings, Inc.	8,800	226,947

		489,802
Total common stocks (cost $23,723,723)		$25,908,880

SHORT-TERM INVESTMENTS (5.1%)*	Principal amount/shares	Value

Short-term investments held as collateral
for loaned securities with yields ranging
from zero% to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 d	$878,810	$878,700

Putnam Money Market Liquidity Fund e	468,680	468,680

Total short-term investments (cost $1,347,380)		$1,347,380
Total investments (cost $25,071,103)		$27,256,260

Key to holding’s abbreviations

ADR American Depository Receipts

* Percentages indicated are based on net assets of $26,334,721.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at December 31, 2009.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

Putnam VT Capital Opportunities Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,991,545	$—	$—

Capital goods	2,167,070	—	—

Communication services	257,801	—	—

Conglomerates	239,713	—	—

Consumer cyclicals	4,075,914	—	—

Consumer staples	1,249,570	—	—

Energy	1,775,256	—	—

Financial	5,079,501	126,563	73,900

Health care	3,175,424	—	—

Technology	4,268,466	—	—

Transportation	414,252	—	—

Utilities and power	1,013,905	—	—

Total common stocks	25,708,417	126,563	73,900

Short-term investments	468,680	878,700	—

Totals by level	$26,177,097	$1,005,263	$73,900

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	sales	Level 3	2009

Common stocks:

Financial	$—	$—	$—	$—	$73,900	$—	$73,900

Total common stocks	—	—	—	—	73,900	—	73,900

Totals:	$—	$—	$—	$—	$73,900	$—	$73,900

The accompanying notes are an integral part of these financial statements.

22 Putnam VT Capital Opportunities Fund

Statement of assets and liabilities
12/31/09

Assets

Investment in securities, at value, including $844,745
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $24,602,423)	$26,787,580

Affiliated issuers (identified cost $468,680) (Note 6)	468,680

Dividends, interest and other receivables	35,702

Receivable for shares of the fund sold	5,680

Receivable for investments sold	12,883

Total assets	27,310,525

Liabilities

Payable to custodian (Note 2)	13

Payable for shares of the fund repurchased	14,154

Payable for compensation of Manager (Note 2)	12,993

Payable for investor servicing fees (Note 2)	637

Payable for custodian fees (Note 2)	4,453

Payable for Trustee compensation and expenses (Note 2)	31,770

Payable for administrative services (Note 2)	158

Payable for distribution fees (Note 2)	2,968

Payable for auditing fees	27,871

Collateral on securities loaned, at value (Note 1)	878,700

Other accrued expenses	2,087

Total liabilities	975,804

Net assets	$26,334,721

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$30,513,543

Undistributed net investment income (Note 1)	87,321

Accumulated net realized loss on investments (Note 1)	(6,451,300)

Net unrealized appreciation of investments	2,185,157

Total — Representing net assets applicable
to capital shares outstanding	$26,334,721

Computation of net asset value Class IA

Net Assets	$11,882,849

Number of shares outstanding	930,012

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.78

Computation of net asset value Class IB

Net Assets	$14,451,872

Number of shares outstanding	1,137,690

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.70

Statement of operations
Year ended 12/31/09

Investment income

Dividends (net of foreign tax of $1,653)	$317,442

Interest (including interest income of $756 from investments
in affiliated issuers) (Note 6)	2,038

Securities lending	5,762

Total investment income	325,242

Expenses

Compensation of Manager (Note 2)	140,503

Investor servicing fees (Note 2)	6,398

Custodian fees (Note 2)	12,858

Trustee compensation and expenses (Note 2)	14,009

Administrative services (Note 2)	10,378

Distribution fees — Class IB (Note 2)	29,642

Auditing	28,457

Legal	18,935

Other	14,380

Fees waived and reimbursed by Manager (Note 2)	(44,896)

Total expenses	230,664

Expense reduction (Note 2)	(6)

Net expenses	230,658

Net investment income	94,584

Net realized loss on investments (Notes 1 and 3)	(239,455)

Net increase from payments by affiliates (Note 2)	1,654

Net unrealized appreciation of investments during the year	8,582,313

Net gain on investments	8,344,512

Net increase in net assets resulting from operations	$8,439,096

The accompanying notes are an integral part of these financial statements.

Putnam VT Capital Opportunities Fund 23

Statement of changes in net assets

	Putnam VT
	Capital Opportunities Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets:

Operations:

Net investment income	$94,584	$179,924

Net realized loss on investments	(237,801)	(6,207,280)

Net unrealized appreciation (depreciation)
of investments	8,582,313	(5,888,900)

Net increase (decrease) in net assets
resulting from operations	8,439,096	(11,916,256)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(87,087)	(122,643)

Class IB	(71,730)	(83,125)

Net realized short-term gain on
investments

Class IA	—	(108,279)

Class IB	—	(122,050)

From net realized long-term gain on
investments

Class IA	—	(653,680)

Class IB	—	(736,818)

Increase in capital from settlement
payments (Note 9)	—	847

Decrease from capital share transactions
(Note 4)	(1,764,324)	(3,968,112)

Total increase (decrease) in net assets	6,515,955	(17,710,116)

Net assets:

Beginning of year	19,818,766	37,528,882

End of year (including undistributed
net investment income of $87,321 and
$154,235, respectively)	$26,334,721	$19,818,766

The accompanying notes are an integral part of these financial statements.

24 Putnam VT Capital Opportunities Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,c,e	Ratio of net investment income (loss) to average net assets (%) b	Portfolio turnover (%)

Putnam VT Capital Opportunities Fund (Class IA)

12/31/09	$8.86	.06	3.95	4.01	(.09)	—	(.09)	—	$12.78	45.98	$11,883.93		.57	47.37

12/31/08	14.50	.09	(4.93)	(4.84)	(.11)	(.69)	(.80)	— f,h	8.86	(35.02)	9,013.98		.74	97.42

12/31/07	17.15	.09	(1.52)	(1.43)	(.03)	(1.19)	(1.22)	—	14.50	(9.29)	18,728.91		.57	82.20

12/31/06	15.87	.03	2.38	2.41	(.04)	(1.09)	(1.13)	—	17.15	15.52	26,293.96		.21	104.74

12/31/05	14.44	.05 g	1.44	1.49	—	(.06)	(.06)	—	15.87	10.41	18,788.92		.37 g	133.38

Putnam VT Capital Opportunities Fund (Class IB)

12/31/09	$8.79	.03	3.94	3.97	(.06)	—	(.06)	—	$12.70	45.62	$14,452	1.18	.33	47.37

12/31/08	14.38	.06	(4.89)	(4.83)	(.07)	(.69)	(.76)	— f,h	8.79	(35.18)	10,806	1.23	.50	97.42

12/31/07	17.04	.05	(1.52)	(1.47)	—	(1.19)	(1.19)	—	14.38	(9.55)	18,801	1.16	.32	82.20

12/31/06	15.79	(.01)	2.37	2.36	(.02)	(1.09)	(1.11)	—	17.04	15.21	20,696	1.21	(.04)	104.74

12/31/05	14.40	.02 g	1.43	1.45	—	(.06)	(.06)	—	15.79	10.16	15,049	1.17	.11 g	133.38

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.21%

12/31/08	0.17

12/31/07	0.07

12/31/06	0.11

12/31/05	0.24

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements (Note 2).

f Amount represents less than $0.01 per share.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

h Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008 (Note 9).

The accompanying notes are an integral part of these financial statements.

Putnam VT Capital Opportunities Fund 25

Putnam VT Diversified Income Fund

Investment objective

As high a level of current income as Putnam Management believes is consistent with preservation of capital

Net asset value December 31, 2009

Class IA: $8.11	Class IB: $8.10

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares*	Class IB shares†

1 year	54.83%	55.35%

5 years	22.56	22.59
Annualized	4.15	4.16

10 years	78.42	76.06
Annualized	5.96	5.82

Life	143.94	138.54
Annualized	5.63	5.48

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: September 15, 1993.

† Class inception date: April 6, 1998.

The Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s managers

The fund’s fiscal year was notable for the remarkable recovery that occurred in the credit markets following the financial crisis of late 2008 and early 2009. Unprecedented government intervention in the credit markets, a series of interest-rate reductions by the Federal Reserve Board (the Fed) and several non-U.S. central banks, and an improving economy all helped stabilize credit markets and spurred an impressive rebound during the period.

Throughout the period, the U.S. government, notably the Fed and the Treasury, maintained policies intended to foster market stability and investor confidence. As the fixed-income markets stabilized during the first quarter of 2009, investors regained their appetite for risk. Liquidity improved, and a rally across most credit market sectors continued through the fourth quarter, though pausing briefly in November. For the 12 months ended December 31, 2009, Putnam VT Diversified Income Fund’s class IA shares returned 54.83% at net asset value.

The fund benefited from tactical term structure positioning and a steepening yield curve bias in the United States. Management believed, correctly, that short-term rates would remain anchored by the historically low federal funds target rate, while long-term rates would rise due to increased supply and inflation concerns. Overweighting the short end of the curve and underweighting the long end bolstered the fund’s relative returns. The fund also benefited from duration calls and country positioning in international markets.

Among sectors, investments in non-agency mortgage debt and agency-backed collateralized mortgage obligations (CMOs) were significant contributors to fund performance. Prices for super senior AAA-rated commercial mortgage-backed securities (CMBS) rallied from the record lows of 2008, as did the market for non-agency residential mortgage-backed securities (RMBS). Exposure to agency-backed interest-only (IO) CMOs made positive contributions to fund performance. Valuations on these securities were depressed in late 2008 and early 2009, due to a largely illiquid market and pricing models that were predicting faster-than-realized prepayment rates on prime mortgages. When prepayments slowed due to widespread home price depreciation, fundamental valuations improved and prices rallied as investors recognized the opportunity. An overweight allocation to high-yield corporate debt and security selection in emerging-markets debt — notably Russian quasi-government bonds — also made significant positive contributions. Management’s underweighting of investment-grade corporate bonds detracted from results.

Looking ahead, the economic outlook has improved as both concurrent and lagging indicators have turned positive. However, management believes the economy and the markets are not yet at the threshold of a robust and sustained economic recovery. The economy faces significant headwinds, especially from the ongoing reduction of private sector debt, a constrained banking system, and a risk of deflation in the coming year.

Although the Fed will likely keep short-term interest rates low to stimulate the economy, policymakers have indicated they are poised to raise interest rates as soon as necessary. Therefore, management is maintaining a relatively neutral interest-rate positioning while remaining ready to make tactical adjustments as opportunities arise. While management believes the fund is well positioned for strong performance going forward, it does not expect the fund will continue to deliver the level of returns achieved in 2009.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Current and future portfolio holdings are subject to risk.

26 Putnam VT Diversified Income Fund

Your fund’s managers

Portfolio Manager D. William Kohli is Team Leader of Portfolio Construction at Putnam. He joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Bill, your fund’s portfolio managers are Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Credit quality

Aaa	45.8%

Aa	0.4%

A	2.9%

Baa	6.9%

Ba	8.4%

B	16.3%

Caa	17.0%

Other	2.3%

Portfolio composition and credit quality will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Credit qualities are shown as a percentage of portfolio market value as of 12/31/09. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Diversified Income Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.31	$5.73	$3.87	$5.14

Ending value (after expenses)	$1,247.70	$1,250.00	$1,021.37	$1,020.11

Annualized expense ratio†‡	0.76%	1.01%	0.76%	1.01%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.02% of average net assets for the six months ended 12/31/09.

Putnam VT Diversified Income Fund 27

The fund’s portfolio 12/31/09

MORTGAGE-BACKED SECURITIES (51.1%)*	Principal amount	Value

Banc of America Alternative Loan Trust
Ser. 06-7, Class A2, 5.707s, 2036	$3,804,000	$2,733,174

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	439,000	442,039
FRB Ser. 07-3, Class A3, 5.627s, 2049	148,000	142,976
Ser. 05-6, Class A2, 5.165s, 2047	980,000	986,184
Ser. 07-5, Class XW, IO, 0.434s, 2051	44,021,949	898,048

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036	125,000	95,000
Ser. 01-1, Class K, 6 1/8s, 2036	282,000	157,338

Banc of America Funding Corp. FRB Ser. 06-D,
Class 6A1, 5.851s, 2036	2,471,983	1,396,671

Banc of America Large Loan 144A FRB
Ser. 05-MIB1, Class K, 2.233s, 2022	476,000	215,608

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	802,710	64,217
Ser. 07-1, Class S, IO, 2.473s, 2037	2,810,577	183,531

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	1,829,140	1,216,378
FRB Ser. 05-10, Class 25A1, 5.845s, 2036	1,677,102	947,563
FRB Ser. 05-7, Class 23A1, 5.602s, 2035	1,634,037	1,016,820
FRB Ser. 07-1, Class 21A1, 5.56s, 2047	1,952,301	1,308,041

Bear Stearns Alternate Trust II FRB
Ser. 07-1, Class 1A1, 5.985s, 2047	8,826,334	5,044,801

Bear Stearns Asset Backed Securities Trust
FRB Ser. 07-AC4, Class A1, 0.531s, 2037	2,622,121	1,311,061

Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.182s, 2032	189,000	143,372
Ser. 07-PW17, Class A3, 5.736s, 2050	1,832,000	1,772,753

Bear Stearns Commercial Mortgage
Securities, Inc. 144A Ser. 07-PW18,
Class X1, IO, 0.095s, 2050	52,357,674	376,850

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 6.185s, 2036	1,151,124	645,085
FRB Ser. 05-10, Class 1A4A, 5.678s, 2035	1,880,652	1,184,811
FRB Ser. 06-AR7, Class 2A2A, 5.581s, 2036	3,043,451	1,856,505

Citigroup/Deutsche Bank Commercial Mortgage
Trust 144A Ser. 07-CD5, Class XS, IO,
0.077s, 2044	30,557,769	203,352

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	2,822,474	1,860,187
Ser. 06-J8, Class A4, 6s, 2037	1,900,550	1,083,314
Ser. 05-80CB, Class 2A1, 6s, 2036	2,607,814	1,893,925
FRB Ser. 07-HY4, Class 3A1, 5.787s, 2047	2,400,859	1,323,354
Ser. 07-2CB, Class 1A9, 5 3/4s, 2037	9,891,206	7,434,230
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047	1,472,532	1,264,019
Ser. 07-8CB, Class A1, 5 1/2s, 2037	1,435,815	1,044,556
FRB Ser. 06-23CBC, Class 2A5, 0.631s, 2036	4,333,743	2,166,871
FRB Ser. 06-18CB, Class A7, 0.581s, 2036	2,956,781	1,803,636
FRB Ser. 06-24CB, Class A13, 0.581s, 2036	677,787	435,902
FRB Ser. 06-OC10, Class 2A2A, 0.411s, 2036	2,699,000	1,326,174
FRB Ser. 06-OC11, Class 2A2A, 0.401s, 2037	1,526,000	778,737
FRB Ser. 07-HY7C, Class A1, 0.371s, 2037	2,684,926	1,342,463

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.626s, 2035	2,902,090	2,002,442
FRB Ser. 05-HYB4, Class 2A1, 4.856s, 2035	6,134,238	4,539,336

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.658s, 2035	1,375,471	156,460
Ser. 06-R1, Class AS, IO, 5.636s, 2036	3,516,266	386,789

MORTGAGE-BACKED SECURITIES (51.1%)*cont.		Principal amount	Value

Countrywide Home Loans 144A cont.
Ser. 05-R3, Class AS, IO, 5.569s, 2035		$13,946,430	$1,551,540
FRB Ser. 06-R2, Class AS, IO, 5.484s, 2036		1,805,345	182,791
IFB Ser. 05-R2, Class 1AS, IO, 5.312s, 2035		11,653,638	1,238,199

Credit Suisse Mortgage Capital Certificates
FRB Ser. 08-C1, Class A3, 6.216s, 2041		1,458,000	1,251,990
Ser. 07-1, Class 1A1A, 5.942s, 2037		520,048	327,630
Ser. 07-3, Class 1A1A, 5.837s, 2037		671,269	429,612
FRB Ser. 06-C3, Class A3, 5.826s, 2038		5,218,000	4,476,882
FRB Ser. 07-C4, Class A2, 5.809s, 2039		711,000	717,302
Ser. 07-C5, Class A3, 5.694s, 2040		9,180,000	8,704,997
Ser. 06-C4, Class A3, 5.467s, 2039		1,974,000	1,626,023

CRESI Finance Limited Partnership 144A FRB
Ser. 06-A, Class C, 0.831s, 2017		179,000	94,870

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		1,198,000	914,828
Ser. 98-C1, Class F, 6s, 2040		758,000	742,840
Ser. 02-CP5, Class M, 5 1/4s, 2035		275,000	23,833
FRB Ser. 05-TFLA, Class L, 2.083s, 2020		534,000	373,800

CWCapital Cobalt Ser. 06-C1, Class A2,
5.174s, 2048		967,835	977,278

Deutsche Alternative Securities, Inc. FRB
Ser. 06-AR3, Class A1, 0.421s, 2036		2,039,230	933,824

Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class X, IO, 0.636s, 2031		2,142,378	49,589

DLJ Commercial Mortgage Corp. Ser. 98-CF2,
Class B4, 6.04s, 2031		226,150	113,075

European Loan Conduit 144A FRB Ser. 22A,
Class D, 1.444s, 2014 (United Kingdom)	GBP	371,000	119,959

European Prime Real Estate PLC 144A FRB
Ser. 1-A, Class D, 1.444s, 2014
(United Kingdom)	GBP	198,415	16,039

Fannie Mae
IFB Ser. 06-62, Class PS, 38.513s, 2036		$324,182	533,770
IFB Ser. 05-25, Class PS, 27.143s, 2035		483,574	675,811
IFB Ser. 06-8, Class HP, 23.719s, 2036		483,241	655,598
IFB Ser. 05-99, Class SA, 23.719s, 2035		323,949	430,087
IFB Ser. 05-74, Class DM, 23.535s, 2035		282,670	367,545
IFB Ser. 05-95, Class OP, 19.641s, 2035		221,567	280,884
IFB Ser. 05-83, Class QP, 16.793s, 2034		117,937	142,698
IFB Ser. 03-44, Class SI, IO, 7.769s, 2033		1,075,589	192,277
IFB Ser. 06-90, Class SE, IO, 7.569s, 2036		1,444,401	251,579
Ser. 02-T4, Class A3, 7 1/2s, 2041		458	516
Ser. 01-T3, Class A1, 7 1/2s, 2040		92,757	104,584
Ser. 01-T1, Class A1, 7 1/2s, 2040		278,493	314,001
Ser. 99-T2, Class A1, 7 1/2s, 2039		110,274	123,610
IFB Ser. 03-W6, Class 5S, IO, 7.369s, 2042		3,454,674	535,474
IFB Ser. 08-7, Class SA, IO, 7.319s, 2038		3,327,662	549,690
IFB Ser. 06-43, Class SU, IO, 6.969s, 2036		254,539	36,605
IFB Ser. 06-24, Class QS, IO, 6.969s, 2036		697,044	122,763
IFB Ser. 06-79, Class DI, IO, 6.919s, 2036		1,232,882	175,707
IFB Ser. 06-60, Class SI, IO, 6.919s, 2036		2,045,128	307,724
IFB Ser. 04-24, Class CS, IO, 6.919s, 2034		226,343	33,540
IFB Ser. 03-130, Class BS, IO, 6.819s, 2033		1,856,743	248,991
IFB Ser. 03-34, Class WS, IO, 6.769s, 2029		1,716,776	204,166
IFB Ser. 08-41, Class S, IO, 6.569s, 2036		3,336,274	451,283
IFB Ser. 05-48, Class SM, IO, 6.569s, 2034		553,427	74,092
IFB Ser. 07-54, Class CI, IO, 6.529s, 2037		860,626	124,716
IFB Ser. 09-85, Class JS, IO, 6.519s, 2039		4,127,192	576,765
IFB Ser. 08-34, Class SM, IO, 6.519s, 2038		1,169,879	149,160
IFB Ser. 07-28, Class SE, IO, 6.519s, 2037		156,229	22,374
IFB Ser. 07-24, Class SD, IO, 6.519s, 2037		534,833	71,443

28 Putnam VT Diversified Income Fund

MORTGAGE-BACKED SECURITIES (51.1%)* cont.	Principal amount	Value

Fannie Mae cont.
IFB Ser. 06-79, Class SI, IO, 6.519s, 2036	$431,626	$54,048
IFB Ser. 05-90, Class SP, IO, 6.519s, 2035	423,818	50,907
IFB Ser. 05-12, Class SC, IO, 6.519s, 2035	517,544	78,073
IFB Ser. 07-30, Class IE, IO, 6.509s, 2037	1,752,364	296,393
IFB Ser. 06-123, Class CI, IO, 6.509s, 2037	1,414,259	195,834
IFB Ser. 06-126, Class CS, IO, 6.469s, 2037	1,143,948	150,377
IFB Ser. 06-31, Class SX, IO, 6.469s, 2036	1,539,935	226,963
IFB Ser. 06-33, Class JS, IO, 6.469s, 2036	400,933	52,746
IFB Ser. 06-36, Class SP, IO, 6.469s, 2036	627,450	72,780
IFB Ser. 06-22, Class QM, IO, 6.469s, 2036	8,265,328	1,336,981
IFB Ser. 06-23, Class SP, IO, 6.469s, 2036	610,913	88,308
IFB Ser. 06-16, Class SM, IO, 6.469s, 2036	1,568,250	225,657
IFB Ser. 07-75, Class EI, IO, 6.469s, 2036	4,061,836	521,905
IFB Ser. 05-95, Class CI, IO, 6.469s, 2035	782,386	120,826
IFB Ser. 05-84, Class SG, IO, 6.469s, 2035	1,223,328	170,938
IFB Ser. 05-57, Class NI, IO, 6.469s, 2035	309,687	42,672
IFB Ser. 06-3, Class SB, IO, 6.469s, 2035	3,859,965	597,784
IFB Ser. 05-29, Class SX, IO, 6.469s, 2035	1,005,672	131,759
IFB Ser. 05-57, Class DI, IO, 6.469s, 2035	541,798	67,046
IFB Ser. 05-7, Class SC, IO, 6.469s, 2035	785,473	89,847
IFB Ser. 04-92, Class S, IO, 6.469s, 2034	2,293,095	294,239
IFB Ser. 06-104, Class EI, IO, 6.459s, 2036	931,424	125,417
IFB Ser. 05-83, Class QI, IO, 6.459s, 2035	216,983	29,761
IFB Ser. 06-128, Class GS, IO, 6.449s, 2037	943,734	133,828
IFB Ser. 05-92, Class SC, IO, 6.449s, 2035	2,924,313	394,164
IFB Ser. 05-73, Class SD, IO, 6.449s, 2035	934,612	157,329
IFB Ser. 09-17, Class NS, IO, 6.419s, 2039	3,219,634	414,025
IFB Ser. 06-114, Class IS, IO, 6.419s, 2036	644,837	83,054
IFB Ser. 04-92, Class SQ, IO, 6.419s, 2034	998,232	147,623
IFB Ser. 06-115, Class IE, IO, 6.409s, 2036	516,556	68,418
IFB Ser. 05-51, Class WS, IO, 6.399s, 2035	56,142	8,366
IFB Ser. 06-109, Class SH, IO, 6.389s, 2036	689,606	107,063
IFB Ser. 06-111, Class SA, IO, 6.389s, 2036	5,549,760	775,880
IFB Ser. 06-111, Class SB, IO, 6.389s, 2036	2,244,771	300,571
IFB Ser. 06-103, Class SB, IO, 6.369s, 2036	1,239,668	161,655
IFB Ser. 06-43, Class SI, IO, 6.369s, 2036	1,246,595	160,649
IFB Ser. 06-48, Class QB, IO, 6.369s, 2036	1,440,672	187,378
IFB Ser. 06-50, Class IP, IO, 6.369s, 2036	6,084,343	916,704
IFB Ser. 06-36, Class PS, IO, 6.369s, 2036	78,506	10,867
IFB Ser. 06-8, Class HJ, IO, 6.369s, 2036	1,978,478	260,498
IFB Ser. 06-8, Class JH, IO, 6.369s, 2036	2,640,803	372,867
IFB Ser. 05-122, Class SG, IO, 6.369s, 2035	767,395	102,580
IFB Ser. 05-122, Class SW, IO, 6.369s, 2035	730,154	97,533
IFB Ser. 06-99, Class AS, IO, 6.349s, 2036	342,412	43,961
IFB Ser. 06-17, Class SI, IO, 6.349s, 2036	736,466	95,201
IFB Ser. 06-98, Class SQ, IO, 6.339s, 2036	9,618,139	1,240,468
IFB Ser. 06-60, Class YI, IO, 6.339s, 2036	1,810,748	295,552
IFB Ser. 06-95, Class SH, IO, 6.319s, 2036	1,486,443	180,722
IFB Ser. 06-86, Class SB, IO, 6.319s, 2036	384,495	56,127
IFB Ser. 07-76, Class SA, IO, 6.309s, 2037	976,747	119,332
IFB Ser. 07-91, Class SA, IO, 6.279s, 2037	1,950,402	243,315
IFB Ser. 06-62, Class SB, IO, 6.269s, 2036	2,157,793	301,027
IFB Ser. 07-15, Class NI, IO, 6.269s, 2022	1,371,856	152,242
IFB Ser. 07-109, Class XI, IO, 6.219s, 2037	653,226	83,733
IFB Ser. 06-79, Class SH, IO, 6.219s, 2036	1,627,052	236,832
IFB Ser. 07-30, Class LI, IO, 6.209s, 2037	1,598,669	204,455
IFB Ser. 07-86, Class SE, IO, 6.199s, 2037	3,012,641	363,826
IFB Ser. 07-89, Class SA, IO, 6.199s, 2037	1,326,708	156,552
IFB Ser. 07-48, Class SG, IO, 6.199s, 2037	6,888,857	896,371
IFB Ser. 06-82, Class SI, IO, 6.199s, 2036	6,129,550	782,598
IFB Ser. 07-54, Class IA, IO, 6.179s, 2037	745,713	99,233
IFB Ser. 07-54, Class IB, IO, 6.179s, 2037	745,713	99,233

MORTGAGE-BACKED SECURITIES (51.1%)* cont.	Principal amount	Value

Fannie Mae cont.
IFB Ser. 07-54, Class IC, IO, 6.179s, 2037	$745,713	$99,233
IFB Ser. 07-54, Class ID, IO, 6.179s, 2037	745,713	99,233
IFB Ser. 07-54, Class IF, IO, 6.179s, 2037	1,201,183	152,719
IFB Ser. 07-54, Class UI, IO, 6.179s, 2037	1,101,444	154,727
IFB Ser. 07-99, Class SD, IO, 6.169s, 2037	2,358,445	315,442
IFB Ser. 06-116, Class TS, IO, 6.169s, 2036	1,441,548	187,706
IFB Ser. 07-15, Class CI, IO, 6.149s, 2037	2,636,015	335,011
IFB Ser. 06-115, Class JI, IO, 6.149s, 2036	1,870,560	242,686
IFB Ser. 09-43, Class SB, IO, 6.099s, 2039	1,063,391	147,906
IFB Ser. 06-123, Class LI, IO, 6.089s, 2037	1,275,436	158,105
IFB Ser. 07-81, Class IS, IO, 6.069s, 2037	1,108,550	135,357
IFB Ser. 09-71, Class XS, IO, 5.969s, 2036	1,944,878	212,929
IFB Ser. 07-39, Class AI, IO, 5.889s, 2037	1,377,457	157,378
IFB Ser. 07-32, Class SD, IO, 5.879s, 2037	898,420	107,214
IFB Ser. 09-62, Class PS, IO, 5.869s, 2039	3,827,500	403,287
IFB Ser. 09-84, Class SL, IO, 5.869s, 2037	3,823,378	390,701
IFB Ser. 07-26, Class S, IO, 5.869s, 2037	3,969,007	417,310
IFB Ser. 07-30, Class UI, IO, 5.869s, 2037	738,682	85,926
IFB Ser. 07-32, Class SC, IO, 5.869s, 2037	1,287,202	160,761
IFB Ser. 07-32, Class SG, IO, 5.869s, 2037	10,429,754	1,197,315
IFB Ser. 07-1, Class CI, IO, 5.869s, 2037	827,254	103,922
IFB Ser. 07-3, Class SH, IO, 5.839s, 2037	651,537	73,476
IFB Ser. 04-46, Class PJ, IO, 5.769s, 2034	747,487	93,096
IFB Ser. 07-75, Class ID, IO, 5.639s, 2037	1,098,093	129,303
Ser. 383, Class 18, IO, 5 1/2s, 2038	547,945	90,489
Ser. 383, Class 19, IO, 5 1/2s, 2038	497,593	82,228
Ser. 383, Class 6, IO, 5 1/2s, 2037	421,605	78,590
Ser. 383, Class 7, IO, 5 1/2s, 2037	415,753	67,632
Ser. 383, Class 20, IO, 5 1/2s, 2037	317,748	53,421
Ser. 364, Class 12, IO, 5 1/2s, 2035	3,109,846	583,686
Ser. 346, Class 2, IO, 5 1/2s, 2033	1,782,387	391,847
Ser. 338, Class 2, IO, 5 1/2s, 2033	7,299,452	1,552,274
Ser. 333, Class 2, IO, 5 1/2s, 2033	2,683,862	575,353
IFB Ser. 09-3, Class SE, IO, 5.269s, 2037	1,061,706	104,889
Ser. 385, Class 3, IO, 5s, 2038 F	137,508	26,021
Ser. 359, Class 7, IO, 5s, 2036	5,299,452	1,018,447
Ser. 356, Class 5, IO, 5s, 2035	5,332,811	1,084,394
IFB Ser. 05-W2, Class A2, IO, 4.979s, 2035	4,191,759	398,217
Ser. 03-W17, Class 12, IO, 1.141s, 2033	1,451,362	66,977
Ser. 00-T6, IO, 0.778s, 2030	2,376,061	59,357
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	2,462,473	57,095
Ser. 02-T18, IO, 0.515s, 2042	3,905,828	71,447
Ser. 03-W10, Class 1A, IO, 0.495s, 2043	2,074,146	41,052
Ser. 06-56, Class XF, zero %, 2036	62,462	53,742
Ser. 05-117, Class MO, PO, zero %, 2036	18,457	17,862
Ser. 05-110, Class KO, PO, zero %, 2035	51,048	33,576
Ser. 05-63, PO, zero %, 2035	9,074	8,535
Ser. 06-59, Class QC, PO, zero %, 2033	79,871	66,773
Ser. 04-61, Class JO, PO, zero %, 2032	139,832	122,823
Ser. 326, Class 1, PO, zero %, 2032	132,467	109,867
Ser. 318, Class 1, PO, zero %, 2032	50,149	42,408
Ser. 314, Class 1, PO, zero %, 2031	238,906	204,783
Ser. 99-51, Class N, PO, zero %, 2029	40,835	32,968
FRB Ser. 05-91, Class EF, zero %, 2035	19,774	18,981
FRB Ser. 06-54, Class CF, zero %, 2035	40,284	36,044

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.869s, 2043	495,089	82,927
IFB Ser. T-56, Class 3ASI, IO, 7.269s, 2043	847,725	135,636
Ser. T-57, Class 1AX, IO, 0.433s, 2043	1,151,683	20,176

Putnam VT Diversified Income Fund 29

MORTGAGE-BACKED SECURITIES (51.1%)* cont.	Principal amount	Value

FFCA Secured Lending Corp. 144A Ser. 00-1,
Class X, IO, 1.227s, 2020	$3,333,299	$86,032

First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 6.538s, 2039	23,989	23,749

First Union Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 5.35s, 2035	351,000	39,675

First Union-Lehman Brothers Commercial
Mortgage Trust II Ser. 97-C2, Class G,
7 1/2s, 2029	447,000	411,240

Freddie Mac
IFB Ser. 3182, Class PS, 27.667s, 2032	236,452	336,531
IFB Ser. 3182, Class SP, 27.667s, 2032	318,471	432,014
IFB Ser. 3211, Class SI, IO, 26.685s, 2036	273,522	168,437
IFB Ser. 3408, Class EK, 24.855s, 2037	216,052	288,864
IFB Ser. 3077, Class ST, IO, 23.712s, 2035	3,639,377	2,040,895
IFB Ser. 2979, Class AS, 23.419s, 2034	119,676	153,543
IFB Ser. 3065, Class DC, 19.161s, 2035	476,027	595,525
IFB Ser. 3105, Class SI, IO, 19.021s, 2036	195,382	94,265
IFB Ser. 3489, Class SD, IO, 7.567s, 2032	604,047	99,463
IFB Ser. 2684, Class SP, IO, 7.267s, 2033	1,437,000	274,709
IFB Ser. 3184, Class SP, IO, 7.117s, 2033	1,280,009	160,517
IFB Ser. 3110, Class SP, IO, 7.067s, 2035	1,129,747	196,097
IFB Ser. 3156, Class PS, IO, 7.017s, 2036	10,601,428	1,776,576
IFB Ser. 3149, Class LS, IO, 6.967s, 2036	2,377,371	433,682
IFB Ser. 3119, Class PI, IO, 6.967s, 2036	1,908,678	346,061
IFB Ser. 2882, Class NS, IO, 6.967s, 2034	1,267,407	166,052
IFB Ser. 2882, Class LS, IO, 6.967s, 2034	431,025	60,630
IFB Ser. 3200, Class SB, IO, 6.917s, 2036	865,046	118,192
IFB Ser. 3149, Class SE, IO, 6.917s, 2036	738,594	127,121
IFB Ser. 2779, Class YS, IO, 6.917s, 2033	102,755	13,279
IFB Ser. 3203, Class SH, IO, 6.907s, 2036	760,719	119,257
IFB Ser. 3208, Class PS, IO, 6.867s, 2036	8,689,476	1,561,051
IFB Ser. 2835, Class AI, IO, 6.867s, 2034	285,932	45,972
IFB Ser. 2594, Class SE, IO, 6.817s, 2030	207,104	18,431
IFB Ser. 2828, Class TI, IO, 6.817s, 2030	364,415	42,555
IFB Ser. 3397, Class GS, IO, 6.767s, 2037	579,339	64,976
IFB Ser. 3249, Class SI, IO, 6.517s, 2036	385,782	54,031
IFB Ser. 3028, Class ES, IO, 6.517s, 2035	1,229,093	173,467
IFB Ser. 3042, Class SP, IO, 6.517s, 2035	642,573	85,723
IFB Ser. 3316, Class SA, IO, 6.497s, 2037	990,265	139,729
IFB Ser. 2981, Class AS, IO, 6.487s, 2035	750,046	87,775
IFB Ser. 3287, Class SE, IO, 6.467s, 2037	1,497,779	228,711
IFB Ser. 3122, Class DS, IO, 6.467s, 2036	803,624	112,336
IFB Ser. 3123, Class LI, IO, 6.467s, 2036	442,372	70,641
IFB Ser. 3108, Class SV, IO, 6.467s, 2036	14,815,107	2,008,466
IFB Ser. 3117, Class SC, IO, 6.467s, 2036	9,366,141	1,268,122
IFB Ser. 3139, Class SE, IO, 6.467s, 2036	14,154,683	1,693,839
IFB Ser. 3107, Class DC, IO, 6.467s, 2035	485,243	73,679
IFB Ser. 3001, Class IH, IO, 6.467s, 2035	2,477,483	349,750
IFB Ser. 2950, Class SM, IO, 6.467s, 2016	307,729	37,393
IFB Ser. 3256, Class S, IO, 6.457s, 2036	1,406,402	188,495
IFB Ser. 3031, Class BI, IO, 6.457s, 2035	430,154	44,181
IFB Ser. 3244, Class SB, IO, 6.427s, 2036	585,699	73,707
IFB Ser. 3249, Class SM, IO, 6.417s, 2036	1,399,020	194,604
IFB Ser. 3236, Class IS, IO, 6.417s, 2036	1,157,765	149,446
IFB Ser. 3240, Class SM, IO, 6.417s, 2036	1,395,057	180,193
IFB Ser. 3147, Class SD, IO, 6.417s, 2036	1,891,581	252,112
IFB Ser. 3398, Class SI, IO, 6.417s, 2036	1,981,034	251,825
IFB Ser. 3067, Class SI, IO, 6.417s, 2035	856,946	132,026
IFB Ser. 3128, Class JI, IO, 6.397s, 2036	246,162	33,042
IFB Ser. 3240, Class S, IO, 6.387s, 2036	2,056,583	274,323
IFB Ser. 3229, Class BI, IO, 6.387s, 2036	80,176	9,302
IFB Ser. 3065, Class DI, IO, 6.387s, 2035	327,605	47,413

MORTGAGE-BACKED SECURITIES (51.1%)* cont.	Principal amount	Value

Freddie Mac cont.
IFB Ser. 3145, Class GI, IO, 6.367s, 2036	$207,867	$29,050
IFB Ser. 3114, Class IP, IO, 6.367s, 2036	3,684,747	475,018
IFB Ser. 3510, Class IB, IO, 6.367s, 2036	799,343	129,107
IFB Ser. 3218, Class AS, IO, 6.347s, 2036	749,502	92,335
IFB Ser. 3221, Class SI, IO, 6.347s, 2036	878,480	109,206
IFB Ser. 3424, Class XI, IO, 6.337s, 2036	1,601,067	221,686
IFB Ser. 3485, Class SI, IO, 6.317s, 2036	501,030	75,514
IFB Ser. 3346, Class SC, IO, 6.317s, 2033	6,851,579	957,601
IFB Ser. 3346, Class SB, IO, 6.317s, 2033	2,506,662	350,382
IFB Ser. 3201, Class SG, IO, 6.267s, 2036	1,239,217	159,712
IFB Ser. 3203, Class SE, IO, 6.267s, 2036	1,037,281	130,501
IFB Ser. 3238, Class LI, IO, 6.257s, 2036	733,072	93,908
IFB Ser. 3171, Class PS, IO, 6.252s, 2036	972,902	120,131
IFB Ser. 3171, Class ST, IO, 6.252s, 2036	785,033	96,795
IFB Ser. 3449, Class SL, IO, 6.247s, 2037	7,088,875	919,615
IFB Ser. 3152, Class SY, IO, 6.247s, 2036	1,980,741	284,970
IFB Ser. 3510, Class DI, IO, 6.247s, 2035	1,239,702	164,243
IFB Ser. 3181, Class PS, IO, 6.237s, 2036	654,954	94,673
IFB Ser. 3361, Class SI, IO, 6.217s, 2037	7,794,004	1,056,757
IFB Ser. 3199, Class S, IO, 6.217s, 2036	1,665,800	217,949
IFB Ser. 3200, Class PI, IO, 6.217s, 2036	11,298,824	1,531,978
IFB Ser. 3284, Class LI, IO, 6.207s, 2037	2,028,045	260,122
IFB Ser. 3281, Class AI, IO, 6.197s, 2037	1,835,670	236,369
IFB Ser. 3261, Class SA, IO, 6.197s, 2037	639,044	82,239
IFB Ser. 3311, Class IA, IO, 6.177s, 2037	1,113,566	143,784
IFB Ser. 3311, Class IB, IO, 6.177s, 2037	1,113,566	143,784
IFB Ser. 3311, Class IC, IO, 6.177s, 2037	1,113,566	143,784
IFB Ser. 3311, Class ID, IO, 6.177s, 2037	1,113,566	143,784
IFB Ser. 3311, Class IE, IO, 6.177s, 2037	1,675,761	216,375
IFB Ser. 3311, Class PI, IO, 6.177s, 2037	1,112,552	112,976
IFB Ser. 3265, Class SC, IO, 6.177s, 2037	433,812	53,856
IFB Ser. 3240, Class GS, IO, 6.147s, 2036	1,301,501	161,895
IFB Ser. 3257, Class SI, IO, 6.087s, 2036	553,498	64,439
IFB Ser. 3225, Class EY, IO, 6.057s, 2036	5,855,585	689,937
IFB Ser. 3225, Class JY, IO, 6.057s, 2036	2,408,528	297,035
IFB Ser. 3201, Class IN, IO, 6.017s, 2036	581,000	94,775
IFB Ser. 3502, Class DS, IO, 5.917s, 2039	536,340	68,232
IFB Ser. 3339, Class TI, IO, 5.907s, 2037	1,635,397	193,241
IFB Ser. 3284, Class CI, IO, 5.887s, 2037	3,290,832	391,340
IFB Ser. 3303, Class SD, IO, 5.857s, 2037	1,825,041	204,265
IFB Ser. 3309, Class SG, IO, 5.837s, 2037	1,286,793	137,558
IFB Ser. 3530, Class CS, IO, 5.817s, 2039	19,428,282	2,258,522
IFB Ser. 2965, Class SA, IO, 5.817s, 2032	791,546	94,600
IFB Ser. 3530, Class SC, IO, 5.767s, 2039	3,099,564	360,212
IFB Ser. 3536, Class SM, IO, 5.767s, 2039	1,743,082	208,568
IFB Ser. 3397, Class SQ, IO, 5.737s, 2037	1,602,058	174,592
IFB Ser. 3424, Class UI, IO, 5.527s, 2037	1,102,107	149,346
IFB Ser. 3423, Class GS, IO, 5.417s, 2038	1,753,654	159,437
IFB Ser. 3607, Class SA, IO, 5s, 2036	7,064,000	930,835
FRB Ser. 3006, Class FA, 0.633s, 2034	108,256	107,103
Ser. 3300, PO, zero %, 2037	341,038	280,770
Ser. 3226, Class YI, IO, zero %, 2036 F	664,839	5,507
Ser. 3176, Class YO, PO, zero %, 2036	79,164	64,069
Ser. 3142, PO, zero %, 2036	25,843	23,807
Ser. 3106, PO, zero %, 2036	38,782	36,817
Ser. 3084, Class ON, PO, zero %, 2035	41,809	37,020
Ser. 3084, PO, zero %, 2035	48,439	47,601
Ser. 2971, Class KO, PO, zero %, 2035	56,236	48,295
Ser. 2980, PO, zero %, 2035	19,309	18,062
Ser. 2587, Class CO, PO, zero %, 2032	106,289	97,223
Ser. 201, PO, zero %, 2029	147,764	121,737
FRB Ser. 3345, Class TY, zero %, 2037	112,045	100,120

30 Putnam VT Diversified Income Fund

MORTGAGE-BACKED SECURITIES (51.1%)* cont.	Principal amount	Value

Freddie Mac cont.
FRB Ser. 3326, Class XF, zero %, 2037	$24,312	$23,546
FRB Ser. 3235, Class TP, zero %, 2036	20,691	19,598
FRB Ser. 3283, Class KF, zero %, 2036	17,547	17,306
FRB Ser. 3226, Class YW, zero %, 2036	61,911	60,091
FRB Ser. 3332, Class UA, zero %, 2036	22,266	18,694
FRB Ser. 3251, Class TC, zero %, 2036	224,430	220,572
FRB Ser. 3130, Class JF, zero %, 2036	84,455	79,997
FRB Ser. 3047, Class BD, zero %, 2035	67,071	57,031
FRB Ser. 3326, Class WF, zero %, 2035	83,808	83,625
FRB Ser. 3030, Class EF, zero %, 2035	46,215	44,835
FRB Ser. 3412, Class UF, zero %, 2035	165,024	131,376
FRB Ser. 2980, Class TY, zero %, 2035	9,461	8,935
FRB Ser. 3112, Class XM, zero %, 2034	10,024	9,797
FRB Ser. 2947, Class GF, zero %, 2034	57,816	51,107

GMAC Commercial Mortgage Securities, Inc.
144A Ser. 99-C3, Class G, 6.974s, 2036	211,901	163,163

Government National Mortgage Association
IFB Ser. 07-41, Class SA, 38.801s, 2037	64,050	93,175
IFB Ser. 07-35, Class KS, 26.424s, 2037	554,712	709,047
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	447,777	75,786
IFB Ser. 08-47, Class S, IO, 7.468s, 2038	1,314,846	177,704
IFB Ser. 08-42, Class AI, IO, 7.458s, 2038	5,446,787	790,040
IFB Ser. 07-5, Class SA, IO, 7.127s, 2037	4,835,527	521,665
IFB Ser. 06-69, Class SD, IO, 7.117s, 2036	782,076	86,609
IFB Ser. 09-16, Class SL, IO, 7.107s, 2037	6,311,224	661,204
IFB Ser. 05-68, Class PU, IO, 7.067s, 2032	738,185	98,063
IFB Ser. 04-59, Class SC, IO, 6.968s, 2034	474,923	67,523
IFB Ser. 04-26, Class IS, IO, 6.968s, 2034	684,144	48,264
IFB Ser. 05-68, Class SN, IO, 6.968s, 2034	1,591,013	190,604
IFB Ser. 07-47, Class SA, IO, 6.868s, 2036	1,311,815	182,164
IFB Ser. 07-49, Class NY, IO, 6.867s, 2035	8,388,408	677,414
IFB Ser. 04-96, Class KS, IO, 6.767s, 2034	747,452	109,922
IFB Ser. 06-16, Class GS, IO, 6.757s, 2036	1,724,031	208,833
IFB Ser. 10-2, Class S, IO, 6 3/4s, 2039	825,000	98,227
IFB Ser. 04-5, Class PS, IO, 6.717s, 2033	929,000	152,798
IFB Ser. 07-35, Class NY, IO, 6.668s, 2035	1,408,443	161,991
IFB Ser. 09-76, Class SJ, IO, 6.618s, 2039	4,097,960	505,159
IFB Ser. 07-26, Class SG, IO, 6.617s, 2037	2,832,713	302,361
IFB Ser. 09-87, Class IW, IO, 6.617s, 2034	3,267,684	471,350
IFB Ser. 05-45, Class HI, IO, 6.588s, 2035	791,164	116,058
IFB Ser. 07-18, Class S, IO, 6.568s, 2037	9,325,692	1,350,960
IFB Ser. 07-25, Class SB, IO, 6.567s, 2037	3,589,957	342,903
IFB Ser. 09-106, Class XI, IO, 6.567s, 2037	11,224,977	1,282,507
IFB Ser. 07-22, Class S, IO, 6.567s, 2037	672,696	76,564
IFB Ser. 04-106, Class SI, IO, 6.518s, 2034	488,320	76,384
IFB Ser. 09-106, Class XL, IO, 6.517s, 2037	3,650,738	404,272
IFB Ser. 09-87, Class IG, IO, 6.507s, 2037	1,926,150	254,623
IFB Ser. 07-53, Class SY, IO, 6.502s, 2037	2,224,324	229,675
IFB Ser. 07-58, Class PS, IO, 6.467s, 2037	584,982	53,824
IFB Ser. 07-41, Class SM, IO, 6.467s, 2037	221,402	28,714
IFB Ser. 07-41, Class SN, IO, 6.467s, 2037	225,941	29,302
IFB Ser. 06-25, Class SI, IO, 6.467s, 2036	79,728	9,237
IFB Ser. 07-59, Class PS, IO, 6.437s, 2037	556,927	47,366
IFB Ser. 07-59, Class SP, IO, 6.437s, 2037	196,148	16,912
IFB Ser. 07-48, Class SB, IO, 6.418s, 2037	2,091,164	184,915
IFB Ser. 07-16, Class KU, IO, 6.417s, 2037	297,213	36,379
IFB Ser. 09-106, Class CM, IO, 6.368s, 2034	876,690	108,797
IFB Ser. 08-6, Class TI, IO, 6.368s, 2032	1,454,177	144,714
IFB Ser. 07-45, Class QB, IO, 6.367s, 2037	319,110	30,587
IFB Ser. 09-87, Class SK, IO, 6.367s, 2032	2,255,320	235,015
IFB Ser. 07-17, Class AI, IO, 6.318s, 2037	2,712,288	367,730

MORTGAGE-BACKED SECURITIES (51.1%)* cont.	Principal amount	Value

Government National Mortgage Association cont.
IFB Ser. 07-78, Class SA, IO, 6.298s, 2037	$3,872,917	$388,744
IFB Ser. 07-10, Class SB, IO, 6.287s, 2037	22,197,393	2,150,927
IFB Ser. 08-2, Class SM, IO, 6.268s, 2038	2,824,093	276,287
IFB Ser. 07-9, Class AI, IO, 6.268s, 2037	1,265,556	127,773
IFB Ser. 06-26, Class S, IO, 6.267s, 2036	5,874,471	620,879
IFB Ser. 08-9, Class SK, IO, 6.247s, 2038	1,975,273	211,713
IFB Ser. 07-37, Class SM, IO, 6.238s, 2037	1,186,746	148,158
IFB Ser. 09-35, Class SP, IO, 6.168s, 2037	2,470,328	294,059
IFB Ser. 09-106, Class MS, IO, 6.167s, 2038	4,329,812	397,894
IFB Ser. 09-110, Class CS, IO, 6.158s, 2039	4,963,653	468,802
IFB Ser. 05-71, Class SA, IO, 6.128s, 2035	2,431,466	281,877
IFB Ser. 05-65, Class SI, IO, 6.117s, 2035	741,754	81,629
IFB Ser. 06-7, Class SB, IO, 6.087s, 2036	177,569	16,325
IFB Ser. 09-92, Class SL, IO, 6.068s, 2039	1,632,283	147,340
IFB Ser. 09-110, Class NS, IO, 6.067s, 2039	1,036,625	98,673
IFB Ser. 06-16, Class SX, IO, 6.057s, 2036	1,926,247	202,874
IFB Ser. 09-72, Class SM, IO, 6.018s, 2039	8,595,090	905,170
IFB Ser. 09-92, Class SA, IO, 6.018s, 2039	11,371,541	1,251,620
IFB Ser. 08-54, Class NI, IO, 6.018s, 2038	2,325,976	278,027
IFB Ser. 09-77, Class SB, IO, 6.018s, 2038	134,062	14,542
IFB Ser. 05-84, Class SH, IO, 6.018s, 2035	1,300,432	172,949
IFB Ser. 07-17, Class IB, IO, 6.017s, 2037	597,770	75,556
IFB Ser. 09-106, Class SD, IO, 6.017s, 2036	4,110,531	428,304
IFB Ser. 09-87, Class SN, IO, 6.017s, 2035	3,120,033	281,275
IFB Ser. 07-25, Class KS, IO, 5.968s, 2037	1,500,679	152,786
IFB Ser. 07-21, Class S, IO, 5.968s, 2037	55,717	5,007
IFB Ser. 09-106, Class SU, IO, 5.967s, 2037	3,516,161	327,178
IFB Ser. 07-19, Class SJ, IO, 5.967s, 2037	2,947,156	252,245
IFB Ser. 07-7, Class EI, IO, 5.967s, 2037	3,481,892	301,471
IFB Ser. 07-7, Class JI, IO, 5.967s, 2037	1,494,425	165,449
IFB Ser. 07-1, Class S, IO, 5.967s, 2037	3,983,304	345,772
IFB Ser. 07-3, Class SA, IO, 5.967s, 2037	3,793,541	331,540
IFB Ser. 07-17, Class SI, IO, 5.956s, 2037	1,484,674	165,499
IFB Ser. 07-31, Class AI, IO, 5.948s, 2037	852,260	109,494
IFB Ser. 07-62, Class S, IO, 5.918s, 2037	1,161,168	113,196
IFB Ser. 07-43, Class SC, IO, 5.868s, 2037	876,095	83,221
IFB Ser. 09-106, Class SL, IO, 5.867s, 2036	3,030,185	329,661
IFB Ser. 09-87, Class TS, IO, 5.867s, 2035	1,158,590	131,040
IFB Ser. 09-66, IO, 5.858s, 2039	9,199,694	887,784
IFB Ser. 09-106, Class ST, IO, 5.767s, 2038	843,388	85,116
IFB Ser. 04-41, Class SG, IO, 5.767s, 2034	2,392,836	134,515
IFB Ser. 09-87, Class WT, IO, 0.188s, 2035	4,731,321	18,038
Ser. 06-36, Class OD, PO, zero %, 2036	23,038	19,083
Ser. 99-31, Class MP, PO, zero %, 2029	108,285	86,322
FRB Ser. 06-56, Class YF, zero %, 2036	13,501	13,330
IFB Ser. 09-106, Class WT, IO, zero %, 2037	1,359,859	5,119

Greenwich Capital Commercial Funding Corp.
FRB Ser. 06-GG7, Class A2, 5.918s, 2038	1,589,000	1,630,366
Ser. 05-GG5, Class A2, 5.117s, 2037	1,463,000	1,468,704

GS Mortgage Securities Corp. II FRB
Ser. 07-GG10, Class A3, 5.805s, 2045	295,000	288,604

GS Mortgage Securities Corp. II 144A
Ser. 05-GG4, Class XC, IO, 0.255s, 2039	112,072,486	1,884,662

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.975s, 2035	9,494,960	1,186,870
Ser. 06-RP2, Class 1AS1, IO, 5.626s, 2036	7,936,824	967,300

HASCO NIM Trust 144A Ser. 05-OP1A, Class A,
6 1/4s, 2035 (In default) †	62,310	6

HSI Asset Loan Obligation FRB Ser. 07-AR1,
Class 2A1, 6.022s, 2037	2,795,364	1,928,801

Putnam VT Diversified Income Fund 31

MORTGAGE-BACKED SECURITIES (51.1%)* cont.	Principal amount	Value

Impac CMB Trust FRB Ser. 05-4, Class 1A1A,
0.771s, 2035	$2,274,270	$1,762,559

IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 0.341s, 2037 F	2,248,294	1,214,079

IndyMac Indx Mortgage Loan Trust
FRB Ser. 07-AR15, Class 1A1, 5.913s, 2037	1,654,616	1,058,955
FRB Ser. 06-AR25, Class 5A1, 5.911s, 2036	676,885	415,881
FRB Ser. 07-AR9, Class 2A1, 5.864s, 2037	1,727,773	1,174,885
FRB Ser. 05-AR31, Class 3A1, 5 1/2s, 2036	2,843,777	1,649,390
FRB Ser. 07-AR7, Class 2A1, 5.466s, 2037	1,075,581	639,971
FRB Ser. 07-AR11, Class 1A1, 5.07s, 2037	907,639	490,125
FRB Ser. 06-AR27, Class 2A2, 0.431s, 2036	3,199,340	2,079,571

JPMorgan Alternative Loan Trust
FRB Ser. 06-A1, Class 5A1, 5.923s, 2036	1,176,233	923,343
FRB Ser. 06-A6, Class 1A1, 0.391s, 2036	973,413	461,422

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.062s, 2051	261,000	182,606
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	2,582,000	2,434,810
Ser. 07-CB20, Class A3, 5.863s, 2051	739,000	716,292
Ser. 07-LD12, Class A2, 5.827s, 2051	2,095,000	2,122,530
FRB Ser. 07-LD11, Class A3, 5.818s, 2049	368,000	354,356
Ser. 07-CB20, Class A4, 5.794s, 2051	1,830,000	1,578,273
Ser. 06-LDP9, Class A3, 5.336s, 2047	4,377,000	3,796,027
Ser. 08-C2, Class X, IO, 0.479s, 2051	54,376,871	860,046

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A Ser. 07-CB20,
Class X1, IO, 0.137s, 2051	53,054,403	559,777

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	199,915	114,235
Ser. 98-C4, Class J, 5.6s, 2035	379,000	325,940

LB-UBS Commercial Mortgage Trust
Ser. 07-C2, Class A3, 5.43s, 2040	5,222,000	4,510,708
Ser. 07-C1, Class A4, 5.424s, 2040	6,872,000	5,690,910
Ser. 07-C2, Class A2, 5.303s, 2040	1,450,000	1,464,358

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	463,000	28,938
Ser. 04-1A, Class K, 5.45s, 2040	167,000	8,768
Ser. 04-1A, Class L, 5.45s, 2040	76,000	3,230

MASTR Alternative Loans Trust Ser. 06-3,
Class 1A1, 6 1/4s, 2036	907,943	617,685

Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.148s, 2049	43,315,081	479,485

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 5.253s, 2035	242,137	184,042
Ser. 96-C2, Class JS, IO, 2.259s, 2028	767,521	22,834

Merrill Lynch Mortgage Trust FRB Ser. 07-C1,
Class A3, 5.828s, 2050	196,000	190,323

Merrill Lynch/Countrywide Commercial
Mortgage Trust
FRB Ser. 07-8, Class A2, 5.92s, 2049	241,000	240,277
Ser. 07-7, Class A2, 5.693s, 2050	1,127,000	1,154,631

Mezz Cap Commercial Mortgage Trust
Ser. 07-C5, Class X, IO, 4.527s, 2017	2,086,623	219,095

Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032	915,000	572,829
FRB Ser. 08-T29, Class A3, 6.28s, 2043	611,000	604,817
FRB Ser. 07-IQ15, Class A2, 5.84s, 2049	833,000	846,225
Ser. 07-HQ13, Class A2, 5.649s, 2044	1,639,000	1,661,189
Ser. 07-IQ13, Class A3, 5.331s, 2044	2,828,000	2,716,099

MORTGAGE-BACKED SECURITIES (51.1%)* cont.		Principal amount	Value

Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039		$1,380,000	$72,450
Ser. 07-HQ13, Class X1, IO, 0.666s, 2044		23,351,211	445,541

Morgan Stanley Mortgage Loan Trust
FRB Ser. 07-11AR, Class 2A1, 6.182s, 2037		3,812,815	2,440,202
FRB Ser. 07-14AR, Class 6A1, 6.097s, 2037		1,044,848	626,909
Ser. 06-6AR, Class 2A, 5.411s, 2036		3,566,696	2,247,018
Ser. 05-5AR, Class 2A1, 3.94s, 2035		726,059	442,896

Mortgage Capital Funding, Inc. Ser. 97-MC2,
Class X, IO, 1.73s, 2012		1,820	43

Nomura Asset Acceptance Corp. 144A IFB
Ser. 04-R3, Class AS, IO, 6.819s, 2035		1,521,769	219,705

PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		157,000	116,492

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037		2,180,636	1,613,671

STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018		133,000	79,800
Ser. 03-1A, Class N, 5s, 2018		158,000	86,900
Ser. 04-1A, Class M, 5s, 2018		143,000	74,360
Ser. 04-1A, Class N, 5s, 2018		137,000	61,650

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-10, Class 1A1, 6s, 2037		477,881	255,928
FRB Ser. 06-9, Class 1A1, 5.652s, 2036		793,929	433,696
FRB Ser. 06-12, Class 1A1, 0.391s, 2037		5,706,072	3,138,340

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.019s, 2037		2,373,050	284,766
Ser. 05-RF7, Class A, IO, 5.651s, 2035		658,575	77,383
Ser. 07-4, Class 1A4, IO, 1s, 2037 F		2,545,360	67,134

Structured Asset Securities Corp. 144A
Ser. 05-RF1, Class A, IO, 5.952s, 2035		629,242	76,296
Ser. 05-RF6, Class A, IO, 5.756s, 2043		787,851	87,648
Ser. 05-RF3, Class 1A, IO, 5.708s, 2035		554,349	65,829
Ser. 07-RF1, Class 1A, IO, 5.442s, 2037		3,389,372	366,476

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 7.095s, 2014
(United Kingdom)	GBP	165,399	180,495
FRB Ser. 05-CT1A, Class D, 7.095s, 2014
(United Kingdom)	GBP	328,253	185,740

Ursus EPC 144A FRB Ser. 1-A, Class D,
6.938s, 2012 (Ireland)	GBP	178,485	28,856

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 5.902s, 2051		$3,618,000	3,528,184
Ser. 07-C31, Class A3, 5.483s, 2047		566,000	554,272
Ser. 07-C31, Class A2, 5.421s, 2047		3,246,000	3,283,654
Ser. 07-C30, Class A3, 5.246s, 2043		4,186,000	4,044,282
Ser. 07-C34, IO, 0.354s, 2046		14,041,694	248,398

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.533s, 2018		363,000	181,500

Wells Fargo Alternative Loan Trust FRB
Ser. 07-PA6, Class A1, 6.534s, 2037		8,747,815	5,545,978

Total mortgage-backed securities (cost $231,239,532)			$264,118,764

CORPORATE BONDS AND NOTES (19.1%)*		Principal amount	Value

Basic materials (1.5%)
Builders FirstSource, Inc. company
guaranty sr. notes FRN 4.523s, 2012		$220,000	$220,000

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.254s, 2013
(Netherlands)		255,000	225,356

32 Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Basic materials cont.
Cognis GmbH company guaranty sr. bonds
FRB Ser. REGS, 2.714s, 2013 (Netherlands)	EUR	186,000	$251,440

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017		$999,000	1,092,656

Georgia-Pacific, LLC sr. unsec.
unsub. notes 9 1/2s, 2011		46,000	49,680

Georgia-Pacific, LLC sr. unsec.
unsub. notes 8 1/8s, 2011		40,000	42,000

HeidelbergCement AG company guaranty
unsec. unsub. notes 8 1/2s, 2019 (Germany)	EUR	365,000	549,584

HeidelbergCement AG company
guaranty unsub. notes Ser. EMTN, 5 5/8s,
2018 (Germany)	EUR	117,000	152,265

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014		$185,000	181,300

International Paper Co. sr. unsec.
notes 9 3/8s, 2019		114,000	139,650

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		165,000	180,351

Nalco Co. 144A sr. notes 8 1/4s, 2017		52,000	55,250

NewPage Holding Corp. sr. unsec.
unsub. notes FRN 7.564s, 2013 ‡‡		77,993	24,178

Novelis, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2015		86,000	81,915

Novelis, Inc. 144A sr. unsec. notes 11 1/2s, 2015		90,000	96,413

PE Paper Escrow GmbH sr. notes Ser. REGS,
11 3/4s, 2014 (Austria)	EUR	483,000	755,416

Rhodia SA sr. unsec. notes FRN Ser. REGS,
3.492s, 2013 (France)	EUR	661,000	876,989

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. sub. notes 7 5/8s, 2014	EUR	50,000	71,253

SGL Carbon SE company
guaranty sr. sub. notes FRN Ser. EMTN,
1.964s, 2015 (Germany)	EUR	182,000	220,753

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$320,000	307,600

Smurfit-Stone Container Corp.
sr. notes unsec. unsub. notes 8 3/8s,
2012 (In default) †		310,000	274,350

Steel Dynamics, Inc. company guaranty
sr. unsec. unsub. notes 7 3/8s, 2012		280,000	288,400

Steel Dynamics, Inc. sr. unsec.
unsub. notes 7 3/4s, 2016		253,000	263,436

Teck Resources, Ltd. sr. notes 10 3/4s, 2019
(Canada)		197,000	235,415

Teck Resources, Ltd. sr. notes 10 1/4s, 2016
(Canada)		334,000	389,110

Teck Resources, Ltd. sr. notes 9 3/4s, 2014
(Canada)		431,000	497,266

Verso Paper Holdings, LLC/Verso Paper, Inc.
144A sr. notes 11 1/2s, 2014		221,000	243,100

			7,765,126
Capital goods (0.9%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		72,000	71,280

Ardagh Glass Finance B.V. company
guaranty sr. notes Ser. REGS, 8 7/8s, 2013
(Netherlands)	EUR	144,000	207,297

Ball Corp. company guaranty sr. unsec.
notes 7 3/8s, 2019		$30,000	30,825

Ball Corp. company guaranty sr. unsec.
notes 7 1/8s, 2016		45,000	46,125

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Capital goods cont.
BBC Holding Corp. sr. notes 8 7/8s, 2014		$410,000	$398,725

Bombardier, Inc. 144A sr. unsec. notes FRN
3.839s, 2013 (Canada)	EUR	94,000	128,335

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		$153,000	157,973

General Cable Corp. company
guaranty sr. unsec. unsub. notes FRN
2.665s, 2015		155,000	136,594

Goodman Global Group, Inc. 144A sr. disc.
notes zero %, 2014		320,000	181,600

Impress Holdings BV company
guaranty sr. bonds FRB Ser. REGS,
3.867s, 2013 (Netherlands)	EUR	163,000	220,640

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 6 1/8s, 2014		$528,000	531,300

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 5 7/8s, 2015		408,000	407,490

Legrand SA unsec. unsub. debs. 8 1/2s, 2025
(France)		469,000	490,083

RBS Global, Inc./Rexnord Corp. company
guaranty sr. unsec. unsub. notes 9 1/2s, 2014		479,000	480,198

Rexam PLC unsec. sub. bonds FRB 6 3/4s,
2067 (United Kingdom)	EUR	50,000	59,746

Ryerson Tull, Inc. company guaranty sr. sec.
notes 12s, 2015		$428,000	447,260

TD Funding Corp. 144A company
guaranty sr. sub. notes 7 3/4s, 2014		85,000	86,275

Titan International, Inc. company
guaranty sr. unsec. notes 8s, 2012		119,000	116,620

Transdigm, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2014		373,000	377,663

			4,576,029
Communication services (2.0%)
Cablecom SCA sr. notes Ser. REGS, 8s, 2016
(Netherlands)	EUR	93,000	127,219

CCH II, LLC sr. notes 13 1/2s, 2016		$434,893	512,087

Centennial Communications Corp. sr. unsec.
notes FRN 6.04s, 2013		55,000	55,000

Cincinnati Bell, Inc. company guaranty sr. unsec.
notes 7s, 2015		442,000	436,475

Cricket Communications, Inc. company
guaranty sr. unsec. unsub. notes 10s, 2015		500,000	506,875

CSC Holdings, Inc. sr. notes 6 3/4s, 2012		116,000	119,770

Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)		200,000	194,000

Frontier Communications Corp. sr. unsec.
notes 8 1/8s, 2018		412,000	415,090

GIC, Inc. 144A sr. notes 8 5/8s, 2019		65,000	65,569

Global Crossing UK Finance PLC company
guaranty 11 3/4s, 2014 (United Kingdom)	GBP	182,000	297,182

Global Crossing, Ltd. 144A sr. sec.
notes 12s, 2015 (United Kingdom)		$30,000	32,925

Unitymedia Hessen GmbH & Co. KG company
guaranty sr. notes FRN Ser. REGS, 3.597s,
2013 (Germany)	EUR	325,000	461,261

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017
(United Kingdom)		$190,000	194,275

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec. notes Ser. *,
8 7/8s, 2015 (Bermuda)		457,000	472,995

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014		530,000	500,850

Putnam VT Diversified Income Fund 33

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Communication services cont.
Magyar Telecom BV 144A company
guaranty sr. notes 9 1/2s, 2016 (Hungary)	EUR	314,000	$446,400

Mediacom Broadband, LLC/Mediacom
Broadband Corp. sr. unsec.
unsub. notes 8 1/2s, 2015		$102,000	103,020

Mediacom LLC/Mediacom Capital Corp. 144A
sr. notes 9 1/8s, 2019		123,000	125,460

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		70,000	70,875

NII Capital Corp. 144A company
guaranty sr. notes 10s, 2016		85,000	89,038

Nordic Telephone Co. Holdings ApS sec.
notes Ser. REGS, 8 1/4s, 2016 (Denmark)	EUR	255,000	389,234

PAETEC Holding Corp. company guaranty
sr. unsec. unsub. notes 9 1/2s, 2015		$170,000	163,625

Qwest Communications International, Inc.
company guaranty 7 1/2s, 2014		273,000	274,024

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		55,000	57,131

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		947,000	1,018,025

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		148,000	136,900

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8 1/4s, 2019		120,000	127,200

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8s, 2016		220,000	229,900

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		1,305,000	1,331,100

UPC Holdings BV sr. notes 9 3/4s, 2018
(Netherlands)	EUR	317,000	465,423

UPC Holdings BV sr. notes Ser. REGS, 8 5/8s,
2014 (Netherlands)	EUR	69,000	98,836

West Corp. company guaranty 9 1/2s, 2014		$290,000	294,350

Wind Acquisition Finance SA
sr. notes Ser. REGS, 11 3/4s, 2017
(Netherlands)	EUR	232,000	363,335

			10,175,449
Conglomerates (0.1%)
UPC Germany GmbH 144A sr. bonds
8 1/8s, 2017 (Germany)	EUR	276,000	402,716

			402,716
Consumer cyclicals (3.5%)
Affinia Group, Inc. 144A sr. notes
10 3/4s, 2016		$30,000	32,513

Affinion Group, Inc. company
guaranty 11 1/2s, 2015		300,000	314,250

Affinion Group, Inc. company
guaranty 10 1/8s, 2013		345,000	354,488

Affinity Group, Inc. sr. sub. notes 9s, 2012		394,000	275,800

Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 11 1/4s, 2015 ‡‡		267,120	279,140

AMC Entertainment, Inc. company
guaranty 11s, 2016		208,000	217,360

AMC Entertainment, Inc. sr. sub. notes 8s, 2014		171,000	163,305

American Casino & Entertainment
Properties LLC 144A sr. notes 11s, 2014		225,000	189,563

Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014		130,000	119,925

Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014		121,000	109,051

Building Materials Corp. company
guaranty notes 7 3/4s, 2014		315,000	311,850

Cenveo Corp. 144A company
guaranty sr. unsec. notes 10 1/2s, 2016		220,000	225,500

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Cirsa Capital Luxembourg SA company
guaranty Ser. REGS, 7 7/8s, 2012
(Luxembourg)	EUR	93,000	$126,553

Clear Channel Communications, Inc. company
guaranty unsec. unsub. notes 10 3/4s, 2016		$240,000	188,400

Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010		218,000	214,458

Codere Finance Luxembourg SA sr. sec.
notes Ser. REGS, 8 1/4s, 2015 (Luxembourg)	EUR	272,000	342,859

D.R. Horton, Inc. sr. notes 7 7/8s, 2011		$25,000	26,281

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 7 5/8s, 2016		110,000	120,175

Echostar DBS Corp. company guaranty
6 5/8s, 2014		1,506,000	1,519,178

Europcar Groupe SA company
guaranty sr. sub. bond FRB Ser. REGS,
4.214s, 2013 (France)	EUR	193,000	229,456

Fiat Finance Lux, Ltd. SA company
guaranty Ser. EMTN, 7 5/8s, 2014 (Italy)	EUR	273,000	407,563

Ford Motor Credit Co., LLC sr. notes
9 7/8s, 2011		$523,000	547,843

Ford Motor Credit Co., LLC sr. unsec.
notes 9 3/4s, 2010		711,000	734,108

Goodman Global, Inc. company
guaranty sr. unsec. sub. notes
13 1/2s, 2016		345,000	381,656

Goodyear Tire & Rubber Co. (The) sr. unsec.
notes 10 1/2s, 2016		490,000	541,450

Grupo Televisa SA sr. unsec. notes 6s, 2018
(Mexico)		265,000	266,653

Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN Ser. B,
3.831s, 2014		45,000	42,581

Harrah’s Operating Co., Inc. 144A sr. sec.
notes 11 1/4s, 2017		225,000	235,406

Host Marriott LP sr. notes Ser. M, 7s, 2012 R		615,000	624,994

Interpublic Group of Companies, Inc. (The)
sr. unsec. notes 10s, 2017		205,000	227,550

Interpublic Group of Companies, Inc. (The)
sr. unsec. notes 6 1/4s, 2014		239,000	229,440

ISS Holdings A/S sr. sub. notes Ser. REGS,
8 7/8s, 2016 (Denmark)	EUR	353,000	484,148

Jarden Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2017		$340,000	339,150

Lamar Media Corp. company guaranty
7 1/4s, 2013		230,000	229,425

Lamar Media Corp. company
guaranty sr. notes 9 3/4s, 2014		120,000	132,450

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes
8 1/8s, 2016		749,000	796,749

Levi Strauss & Co. sr. unsec. notes
8 7/8s, 2016		75,000	78,469

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015		502,000	527,100

Liberty Media, LLC sr. notes 5.7s, 2013		116,000	110,490

Lottomatica SpA sub. notes FRN Ser. REGS,
8 1/4s, 2066 (Italy)	EUR	180,000	245,263

Mashantucket Western Pequot Tribe 144A
bonds 8 1/2s, 2015 (In default) †		$320,000	78,400

Meritage Homes Corp. company
guaranty 6 1/4s, 2015		90,000	82,800

34 Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Meritage Homes Corp. sr. notes 7s, 2014		$32,000	$30,560

MGM Mirage, Inc. company guaranty
8 1/2s, 2010		51,000	50,745

MGM Mirage, Inc. company guaranty
6 3/4s, 2013		136,000	117,300

Navistar International Corp.
sr. notes 8 1/4s, 2021		403,000	412,571

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty 10s, 2014		362,000	377,385

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty sr. unsec. sub. disc.
notes stepped-coupon zero % (12 1/2s,
8/1/11), 2016 ††		318,000	290,175

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019		587,000	657,440

Penn National Gaming, Inc. 144A sr. unsec.
sub. notes 8 3/4s, 2019		60,000	61,350

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015		240,000	220,800

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012		331,000	331,000

Pinnacle Entertainment, Inc. 144A
sr. notes 8 5/8s, 2017		65,000	66,300

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		55,000	55,000

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015		315,000	331,538

Standard Pacific Corp. company
guaranty sr. unsec. unsub. notes 7s, 2015		149,000	129,630

Station Casinos, Inc. sr. notes 6s,
2012 (In default) †		290,000	43,863

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. notes 11s, 2013		108,479	114,445

Travelport LLC company guaranty 9 7/8s, 2014		221,000	228,183

Trump Entertainment Resorts, Inc. sec.
notes 8 1/2s, 2015 (In default) †		166,000	3,424

TRW Automotive, Inc. company
guaranty sr. unsec. unsub. notes Ser. REGS,
6 3/8s, 2014	EUR	115,000	153,231

TVN Finance Corp. PLC 144A company
guaranty sr. unsec. notes 10 3/4s, 2017
(United Kingdom)	EUR	191,000	284,308

Umbrella Acquisition, Inc. 144A company
guaranty sr. unsec. unsub. notes
9 3/4s, 2015 ‡‡		$221,025	193,673

Vertis, Inc. company
guaranty sr. notes 13 1/2s, 2014 ‡‡		175,083	57,996

Virgin Media Finance PLC company
guaranty sr. unsec. bond 8 7/8s, 2019
(United Kingdom)	GBP	158,000	261,950

Virgin Media Finance PLC company
guaranty sr. unsec. unsub. notes 9 1/2s,
2016 (United Kingdom)	EUR	158,000	243,293

Visant Corp. company guaranty sr. unsec.
sub. notes 7 5/8s, 2012		$454,000	456,270

Yonkers Racing Corp. 144A sr. notes
11 3/8s, 2016		36,000	37,800

Young Broadcasting, Inc. company
guaranty sr. sub. notes 8 3/4s,
2014 (In default) †		61,000	228

Young Broadcasting, Inc. company
guaranty sr. unsec. sub. notes 10s,
2011 (In default) †		177,000	620

			17,914,871

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Consumer staples (0.2%)
Archibald Candy Corp. company guaranty 10s,
2010 (In default) F †		$77,746	$1,201

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 3/4s, 2016		205,000	191,675

Great Atlantic & Pacific Tea Co. 144A
sr. notes 11 3/8s, 2015		120,000	126,300

Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012		262,000	265,603

Rite Aid Corp. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2017		241,000	209,670

Rite Aid Corp. company guaranty sr. notes
7 1/2s, 2017		230,000	216,200

			1,010,649
Energy (4.0%)
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		1,110,000	1,101,675

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017		235,000	207,388

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013		903,000	918,803

Complete Production Services, Inc. company
guaranty 8s, 2016		287,000	283,054

Comstock Resources, Inc. sr. notes 6 7/8s, 2012		420,000	421,050

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)		175,000	160,125

Connacher Oil and Gas, Ltd. 144A sr. sec.
notes 11 3/4s, 2014 (Canada)		65,000	71,825

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015		405,000	403,988

Dong Energy A/S jr. unsec. sub. notes FRN
5 1/2s, 2035 (Denmark)	EUR	156,000	211,140

Empresa Nacional del Petroleo 144A
sr. unsec. notes 6 1/4s, 2019 (Chile)		$700,000	727,796

Expro Finance Luxembourg 144A
sr. notes 8 1/2s, 2016 (Luxembourg)		265,000	263,013

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014		520,000	512,200

Forest Oil Corp. sr. notes 8s, 2011		485,000	505,613

Gaz Capital for Gazprom 144A sr. unsec.
notes 7.288s, 2037 (Russia)		240,000	221,400

Gaz Capital SA sr. unsec. notes Ser. REGS,
7.288s, 2037 (Russia)		335,000	309,038

Gaz Capital SA 144A company guaranty
sr. unsec. bond 8.146s, 2018 (Russia)		149,000	153,664

Gaz Capital SA 144A sr. sec. bond 9 1/4s,
2019 (Russia)		690,000	757,172

Gaz Capital SA 144A sr. unsec. 6.51s,
2022 (Russia)		207,000	189,923

Helix Energy Solutions Group, Inc. 144A
sr. unsec. notes 9 1/2s, 2016		530,000	543,250

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014		395,000	368,831

Infinis PLC sr. notes Ser. REGS, 9 1/8s,
2014 (United Kingdom)	GBP	127,000	212,885

Key Energy Services, Inc. company guaranty
sr. unsec. unsub. notes 8 3/8s, 2014		$150,000	150,375

Lukoil International Finance 144A company
guaranty 6.656s, 2022 (Russia)		430,000	410,650

Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. notes 7 1/4s,
2019 (Russia)		325,000	330,736

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014		294,000	296,940

Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011		157,578	159,048

Peabody Energy Corp. company
guaranty 7 3/8s, 2016		550,000	567,188

Putnam VT Diversified Income Fund 35

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Energy cont.
Pemex Project Funding Master Trust company
guaranty sr. unsec. unsub. bonds 6 5/8s,
2035 (Mexico)		$380,000	$361,817

Pemex Project Funding Master Trust company
guaranty unsec. unsub. notes 6 5/8s, 2038
(Mexico)		75,000	69,790

Petrobras International Finance Co. company
guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)		900,000	1,038,825

Petrobras International Finance Co. company
guaranty sr. unsec. notes 6 7/8s, 2040 (Brazil)		350,000	356,281

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013		120,000	125,400

Petroleos de Venezuela SA company
guaranty sr. unsec. notes 5 1/4s, 2017
(Venezuela)		4,765,000	2,620,750

Petroleos de Venezuela SA company
guaranty sr. unsec. unsub. notes 5 1/2s,
2037 (Venezuela)		265,000	117,263

Petroleos de Venezuela SA company
guaranty sr. unsec. unsub. notes 5 3/8s,
2027 (Venezuela)		265,000	117,925

Petroleos de Venezuela SA sr. unsec.
bonds zero %, 2011 (Venezuela)		665,000	538,650

Petroleos de Venezuela SA sr. unsec.
sub. bond 5s, 2015 (Venezuela)		935,000	459,459

Petroleum Co. of Trinidad & Tobago Ltd. 144A
sr. unsec. notes 9 3/4s, 2019 (Trinidad)		275,000	307,656

Petroleum Co. of Trinidad & Tobago Ltd. 144A
sr. unsec. notes 6s, 2022 (Trinidad)		433,000	398,286

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018		280,000	288,750

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015		60,000	61,050

Plains Exploration & Production Co. company
guaranty 7s, 2017		60,000	58,950

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 10s, 2016		365,000	399,675

Power Sector Assets & Liabilites Management
Corp. 144A govt. guaranty sr. unsec. notes
7.39s, 2024 (Philippines)		430,000	442,900

Power Sector Assets & Liabilites Management
Corp. 144A govt. guaranty sr. unsec. notes
7 1/4s, 2019 (Philippines)		450,000	482,625

Pride International, Inc. sr. unsec.
notes 7 3/8s, 2014		420,000	433,650

Range Resources Corp. company
guaranty sr. unsec. sub. notes 7 1/2s, 2017		262,000	269,860

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018		425,000	417,563

Targa Resources, Inc. company
guaranty sr. unsec. notes 8 1/2s, 2013		115,000	119,600

White Nights Finance BV for Gazprom
notes 10 1/2s, 2014 (Russia)		500,000	559,890

Williams Cos., Inc. (The) notes 7 3/4s, 2031		150,000	164,492

Williams Cos., Inc. (The) sr. unsec.
notes 7 5/8s, 2019		460,000	515,650

			21,185,527
Financials (4.0%)
Banco Do Brasil 144A sr. unsec. 5.669s,
2017 (Brazil)	BRL	393,000	222,066

Beverage Packaging Holdings Luxembourg
II SA company guaranty sr. notes Ser.
REGS, 8s, 2016	EUR	109,000	146,764

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Financials cont.
Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.073s, 2012		$611,438	$583,503

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7s, 2012		44,000	43,340

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2012		298,000	292,040

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2011		44,000	43,340

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2012		322,000	315,560

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes FRN 2.456s, 2014		31,000	24,955

HSBC Capital Funding LP/ Jersey Channel
Islands company guaranty sub. FRB 5.13s,
2049 (United Kingdom)	EUR	208,000	251,106

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		$70,000	64,400

HUB International Holdings, Inc. 144A
sr. unsec. unsub. notes 9s, 2014		50,000	47,750

JPMorgan Chase & Co. 144A sr. unsec.
notes FRN zero %, 2017		500,000	340,000

JPMorgan Chase & Co. 144A sr. unsec.
unsub. notes FRN 7.34s, 2011	RUB	18,000,000	585,471

JPMorgan Chase & Co. 144A unsec.
unsub. notes 0.173s, 2012	INR	14,000,000	329,121

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015		$225,000	229,500

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017		184,000	173,880

Liberty Mutual Insurance 144A notes
7.697s, 2097		480,000	410,893

Reynolds Group DL Escrow, Inc./Reynolds
Group Escrow, LLC 144A sr. sec.
notes 7 3/4s, 2016 (Luxembourg)	EUR	467,000	682,309

RSHB Capital SA for OJSC Russian
Agricultural Bank sub. bonds FRB 6.97s,
2016 (Russia)		$2,560,000	2,514,022

RSHB Capital SA for OJSC Russian
Agricultural Bank 144A notes 9s, 2014
(Russia)		390,000	442,650

Russian Agricultural Bank 144A notes 7 3/4s,
2018 (Russia)		370,000	404,410

Russian Agricultural Bank 144A notes 7 1/8s,
2014 (Russia)		1,295,000	1,370,240

Shinhan Bank 144A sr. unsec. bond 6s, 2012
(South Korea)		208,000	221,182

UBS Luxembourg SA for Sberbank
sub. bonds stepped-coupon 6.23s (7.429s,
2/11/10), 2015 (Russia) ††		920,000	947,802

USI Holdings Corp. 144A company
guaranty sr. unsec. notes FRN 4.148s, 2014		45,000	36,956

VTB Capital SA sr. notes 6 1/4s, 2035
(Russia)		400,000	373,000

VTB Capital SA 144A bonds 6 1/4s, 2035
(Russia)		2,840,000	2,648,300

VTB Capital SA 144A notes 7 1/2s, 2011
(Russia)		639,000	669,353

VTB Capital SA 144A notes 6 7/8s, 2018
(Russia)		2,591,000	2,578,045

VTB Capital SA 144A sec. notes 6.609s, 2012
(Russia)		3,676,000	3,703,239

			20,695,197

36 Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Health care (1.1%)
Bayer AG jr. unsec. sub. bonds FRB 5s, 2105
(Germany)	EUR	156,000	$204,800

Community Health Systems, Inc. company
guaranty 8 7/8s, 2015		$223,000	230,805

DaVita, Inc. company guaranty 6 5/8s, 2013		119,000	119,298

HCA, Inc. company guaranty sr. notes
9 5/8s, 2016 ‡‡		336,000	363,720

HCA, Inc. sr. sec. notes 9 1/4s, 2016		124,000	133,145

HCA, Inc. sr. sec. notes 9 1/8s, 2014		205,000	216,275

Omnicare, Inc. company guaranty 6 3/4s, 2013		170,000	166,600

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		460,000	446,200

Select Medical Corp. company
guaranty 7 5/8s, 2015		522,000	506,340

Service Corporation International
debs. 7 7/8s, 2013		63,000	61,425

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013		542,000	529,805

Sun Healthcare Group, Inc. company guaranty
sr. unsec. unsub. notes 9 1/8s, 2015		145,000	148,988

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017		335,000	308,200

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes 8 7/8s, 2015 ‡‡		167,700	152,607

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 10s, 2018		120,000	134,400

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015		536,000	578,880

Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014		537,000	556,466

Ventas Realty LP/Capital Corp. company
guaranty 9s, 2012 R		260,000	271,700

Ventas Realty LP/Capital Corp. company
guaranty sr. unsec. notes 7 1/8s, 2015 R		250,000	250,000

Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 R		135,000	132,975

			5,512,629
Technology (0.8%)
Ceridian Corp. company guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡		79,000	74,655

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		293,000	279,449

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015		125,000	127,031

First Data Corp. company guaranty sr. unsec.
notes 9 7/8s, 2015		155,000	144,538

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016		193,000	165,015

First Data Corp. company guaranty sr. unsec.
unsub. notes 10.55s, 2015 ‡‡		205,286	182,191

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2014 ‡‡		179,443	158,583

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014		609,000	558,758

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes 10 1/8s, 2016		10,000	8,050

Iron Mountain, Inc. company guaranty
6 5/8s, 2016		140,000	137,200

Iron Mountain, Inc. company
guaranty sr. unsec. sub. notes 8s, 2020		440,000	444,400

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021		155,000	160,038

New ASAT Finance, Ltd. company guaranty
9 1/4s, 2011 (Cayman Islands) (In default) F †		11,000	14

CORPORATE BONDS AND NOTES (19.1%)* cont.		Principal amount	Value

Technology cont.
Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016		$111,000	$110,723

SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015		370,000	394,050

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013		746,000	764,650

Unisys Corp. 144A company
guaranty sr. sub. notes 14 1/4s, 2015		385,000	448,525

			4,157,870
Transportation (0.1%)
British Airways PLC sr. unsec. 8 3/4s, 2016
(United Kingdom)	GBP	189,000	285,390

Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013		$245,000	241,938

RailAmerica, Inc. company
guaranty sr. notes 9 1/4s, 2017		180,000	191,475

			718,803
Utilities and power (0.9%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		105,000	107,756

AES Corp. (The) 144A sec. notes 8 3/4s, 2013		528,000	541,200

Colorado Interstate Gas Co. debs. 6.85s,
2037 (Canada)		290,000	297,590

Dynegy-Roseton Danskamme sec. bonds
7.27s, 2010		40,250	40,300

Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016		109,000	92,650

Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013		48,000	45,120

Edison Mission Energy sr. unsec. notes 7.2s, 2019		109,000	82,568

Edison Mission Energy sr. unsec. notes 7s, 2017		17,000	13,430

El Paso Natural Gas Co. debs. 8 5/8s, 2022		160,000	186,703

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016 95,000			95,238

Majapahit Holding BV 144A company
guaranty sr. unsec. notes 8s, 2019 (Indonesia)		300,000	316,500

Majapahit Holding BV 144A company
guaranty sr. unsec. notes 7 3/4s, 2020 (Indonesia)		1,345,000	1,368,067

Mirant Americas Generation, Inc. sr. unsec.
notes 8.3s, 2011		110,000	112,750

NRG Energy, Inc. sr. notes 7 3/8s, 2016		170,000	170,213

Orion Power Holdings, Inc. sr. unsec.
notes 12s, 2010		550,000	563,750

Sierra Pacific Resources sr. unsec.
notes 8 5/8s, 2014		309,000	320,201

Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes Ser. *, 7.2s, 2011		150,000	156,596

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028		65,000	69,284

Utilicorp United, Inc. sr. unsec.
notes 7.95s, 2011		15,000	15,678

Vattenfall Treasury AB company guaranty jr.
unsec. sub. bond FRB 5 1/4s, 2049 (Sweden)	EUR	156,000	211,006

			4,806,600
Total corporate bonds and notes (cost $97,121,224)			$98,921,466

ASSET-BACKED SECURITIES (8.0%)*		Principal amount	Value

Accredited Mortgage Loan Trust FRB
Ser. 05-1, Class M2, 0.921s, 2035		$69,508	$18,650

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.381s, 2036		94,000	28,234
FRB Ser. 06-HE3, Class A2C, 0.381s, 2036		100,000	31,503

Ace Securities Corp. 144A Ser. 03-MH1,
Class M2, 6 1/2s, 2030		37,231	29,785

Putnam VT Diversified Income Fund 37

ASSET-BACKED SECURITIES (8.0%)* cont.	Principal amount	Value

Ameriquest Mortgage Securities, Inc. FRB
Ser. 03-8, Class M2, 1.981s, 2033	$187,630	$52,275

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	326,000	52,160
Ser. 04-1A, Class E, 6.42s, 2039	175,000	24,500

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 2.501s, 2033	22,925	6,117
FRB Ser. 06-W4, Class A2C, 0.391s, 2036	176,764	58,683

Asset Backed Funding Certificates FRB
Ser. 04-OPT2, Class M2, 1.231s, 2033	126,270	88,621

Asset Backed Securities Corp. Home Equity
Loan Trust
FRB Ser. 06-HE2, Class A3, 0.421s, 2036	24,539	15,092
FRB Ser. 06-HE4, Class A5, 0.391s, 2036	93,236	57,629

BankAmerica Manufactured Housing Contract
Trust Ser. 97-2, Class M, 6.9s, 2028	70,000	99,960

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 5.106s, 2034	41,659	5,987
FRB Ser. 05-HE1, Class M3, 1.161s, 2035	210,000	41,580

Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	655,624	435,990
Ser. 00-A, Class A2, 7.575s, 2030	1,512,848	877,452
Ser. 99-B, Class A-5, 7.44s, 2020	43,939	27,902
Ser. 99-B, Class A4, 7.3s, 2016	477,842	286,705
Ser. 99-B, Class A3, 7.18s, 2015	799,454	479,672
FRB Ser. 00-A, Class A1, 0.393s, 2030	104,634	17,701

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-OPT1, Class M1, 0.651s, 2035	41,642	33,436
FRB Ser. 07-OPX1, Class A1A, 0.301s, 2037	966,468	579,881

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	837,228	661,410
Ser. 00-4, Class A6, 8.31s, 2032	2,190,131	1,713,777
Ser. 00-5, Class A7, 8.2s, 2032	210,071	176,460
Ser. 00-1, Class A5, 8.06s, 2031	616,152	455,952
Ser. 00-4, Class A5, 7.97s, 2032	132,504	100,703
Ser. 00-5, Class A6, 7.96s, 2032	351,503	288,232
Ser. 02-1, Class M1F, 7.954s, 2033	12,000	10,394
Ser. 01-3, Class M2, 7.44s, 2033	12,755	328
Ser. 01-4, Class A4, 7.36s, 2033	130,032	133,283
Ser. 00-6, Class A5, 7.27s, 2031	436,073	414,269
Ser. 01-1, Class A5, 6.99s, 2032	76,838	77,222
Ser. 01-3, Class A4, 6.91s, 2033	3,426,784	3,461,051
Ser. 02-1, Class A, 6.681s, 2033	545,678	551,134
FRB Ser. 02-1, Class M1A, 2.281s, 2033	1,609,000	931,493
FRB Ser. 01-4, Class M1, 1.981s, 2033	241,000	119,566

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.751s, 2035	41,000	30,073
FRB Ser. 05-14, Class 3A2, 0.471s, 2036	17,461	14,950
FRB Ser. 06-4, Class 2A2, 0.411s, 2036	1,399,110	1,077,315

Credit-Based Asset Servicing and
Securitization FRB Ser. 07-CB1, Class AF1A,
0.301s, 2037	1,070,588	562,059

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038	361,000	108,300

Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 0.901s, 2035	68,804	6,485

First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3,
0.381s, 2036	154,000	66,875

ASSET-BACKED SECURITIES (8.0%)* cont.		Principal amount	Value

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.561s, 2036		$217,000	$101,584
FRB Ser. 06-2, Class 2A3, 0.401s, 2036		309,000	171,511

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 7.589s, 2043 F	GBP	588,814	219,101
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 F	EUR	1,225,000	455,829

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$615,389	515,389
Ser. 94-4, Class B2, 8.6s, 2019		271,181	136,784
Ser. 93-1, Class B, 8.45s, 2018		194,552	167,250
Ser. 99-5, Class A5, 7.86s, 2030		2,725,318	2,343,773
Ser. 96-8, Class M1, 7.85s, 2027		304,000	256,809
Ser. 95-8, Class B1, 7.3s, 2026		285,417	226,048
Ser. 95-4, Class B1, 7.3s, 2025		289,077	252,765
Ser. 97-6, Class M1, 7.21s, 2029		182,000	134,400
Ser. 95-F, Class B2, 7.1s, 2021		17,734	13,578
Ser. 96-1, Class M1, 7s, 2027		320,307	282,295
Ser. 93-3, Class B, 6.85s, 2018		14,414	12,730
Ser. 98-3, Class A6, 6.76s, 2030		590,776	587,944
Ser. 99-3, Class A7, 6.74s, 2031		426,558	379,637

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		3,183,950	2,785,956
Ser. 99-5, Class M1A, 8.3s, 2026		119,000	107,778
Ser. 99-5, Class A4, 7.59s, 2028		23,155	23,002

GSAA Home Equity Trust
FRB Ser. 07-4, Class A1, 0.331s, 2037		5,805,007	2,873,946
FRB Ser. 06-19, Class A1, 0.321s, 2036		3,185,016	1,775,647

GSAMP Trust
FRB Ser. 06-HE5, Class A2C, 0.381s, 2036		460,000	135,500
FRB Ser. 07-HE2, Class A2A, 0.356s, 2047		1,495,151	1,323,209

Guggenheim Structured Real Estate Funding,
Ltd. 144A
FRB Ser. 05-2A, Class E, 2.231s, 2030		292,398	14,620
FRB Ser. 05-1A, Class E, 2.031s, 2030		63,492	3,170

Home Equity Asset Trust FRB Ser. 06-1,
Class 2A4, 0.561s, 2036		108,000	69,451

Lehman ABS Manufactured Housing Contract
Ser. 01-B, Class A4, 5.27s, 2018		35,449	31,109

Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037		1,148,261	803,782
FRB Ser. 07-6, Class 2A1, 0.441s, 2037		893,402	363,644

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.232s, 2036		660,000	46,200
FRB Ser. 02-1A, Class FFL, 2.982s, 2037		1,135,000	170,250

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012		1,102,418	573,258

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.851s, 2035		240,000	107,800
FRB Ser. 06-4, Class 2A4, 0.491s, 2036		103,000	35,507
FRB Ser. 06-1, Class 2A3, 0.421s, 2036		100,711	49,587

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.481s, 2032		925,076	767,813

MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 0.381s, 2036		54,000	25,103

Mid-State Trust Ser. 11, Class B, 8.221s, 2038		89,053	81,410

Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3, 3.431s, 2034		47,532	3,595
FRB Ser. 05-HE2, Class M5, 0.911s, 2035		111,996	71,089
FRB Ser. 05-HE1, Class M3, 0.751s, 2034		150,000	106,265
FRB Ser. 06-NC4, Class M2, 0.531s, 2036		210,000	613

38 Putnam VT Diversified Income Fund

ASSET-BACKED SECURITIES (8.0%)* cont.	Principal amount	Value

N-Star Real Estate CDO, Ltd. 144A FRB
Ser. 04-2A, Class C1, 2.231s, 2039	$500,000	$100,000

New Century Home Equity Loan Trust FRB
Ser. 03-4, Class M3, 3.306s, 2033	11,139	4,926

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.391s, 2036	130,000	67,909
FRB Ser. 06-2, Class A2C, 0.381s, 2036	130,000	72,633

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	1,086,544	543,272
Ser. 99-D, Class A1, 7.84s, 2029	611,962	544,646
Ser. 00-A, Class A2, 7.765s, 2017	88,135	55,783
Ser. 95-B, Class B1, 7.55s, 2021	109,403	60,382
Ser. 00-D, Class A4, 7.4s, 2030	709,000	496,300
Ser. 02-B, Class A4, 7.09s, 2032	255,671	197,565
Ser. 99-B, Class A4, 6.99s, 2026	633,107	528,644
Ser. 00-D, Class A3, 6.99s, 2022	128,604	128,604
Ser. 01-D, Class A4, 6.93s, 2031	354,699	266,024
Ser. 98-A, Class M, 6.825s, 2028	43,000	20,457
Ser. 01-E, Class A4, 6.81s, 2031	589,480	453,900
Ser. 01-C, Class A2, 5.92s, 2017	789,277	347,282
Ser. 01-D, Class A3, 5.9s, 2022	17,049	10,798
Ser. 02-C, Class A1, 5.41s, 2032	821,260	609,785
Ser. 01-E, Class A2, 5.05s, 2031	567,408	385,838
Ser. 02-A, Class A2, 5.01s, 2020	75,455	39,036

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	114,913	104,571
FRB Ser. 01-B, Class A2, 0.608s, 2018	43,248	32,378

Park Place Securities, Inc. FRB
Ser. 05-WCH1, Class M4, 1.061s, 2036	98,000	14,924

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1, Class 1A2,
0.361s, 2036	175,272	59,147

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.421s, 2036	94,862	68,261
FRB Ser. 07-RZ1, Class A2, 0.391s, 2037	154,000	72,660

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.881s, 2035	137,276	611
FRB Ser. 07-NC2, Class A2B, 0.371s, 2037	144,000	55,582
FRB Ser. 07-BR5, Class A2A, 0.361s, 2037	27,000	18,090
FRB Ser. 07-BR4, Class A2A, 0.321s, 2037	34,582	22,132
FRB Ser. 07-BR3, Class A2A, 0.301s, 2037	3,428,194	2,125,481

SG Mortgage Securities Trust FRB
Ser. 06-OPT2, Class A3D, PO, 0.441s, 2036	219,000	77,706

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.401s, 2036	104,000	71,439
FRB Ser. 06-3, Class A3, 0.391s, 2036	461,000	280,585

South Coast Funding 144A FRB Ser. 3A,
Class A2, 1.474s, 2038	120,000	1,200

Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 0.491s, 2036	104,000	8,761

TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	395,000	39,500

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A,
Class IV, 6.84s, 2037	351,000	36,855

WAMU Asset-Backed Certificates FRB
Ser. 07-HE2, Class 2A1, 0.341s, 2037	919,745	588,637

Whinstone Capital Management, Ltd. 144A FRB
Ser. 1A, Class B3, 1.182s, 2044
(United Kingdom)	189,615	22,754

Total asset-backed securities (cost $51,672,163)		$41,552,635

FOREIGN GOVERNMENT
BONDS AND NOTES (6.8%)*		Principal amount/units	Value

Argentina (Republic of) bonds Ser. VII,
zero %, 2013		$281,000	$255,429

Argentina (Republic of) sr. unsec. bonds FRB
0.578s, 2013		2,362,000	1,022,746

Argentina (Republic of) sr. unsec.
unsub. bonds 7s, 2015		2,951,000	2,527,532

Argentina (Republic of) sr. unsec.
unsub. bonds Ser. $V, 10 1/2s, 2012	ARS	1,080,000	243,000

Argentina (Republic of) sr. unsec.
unsub. bonds FRB 0.943s, 2012		$20,454,000	7,015,489

Argentina (Republic of) sr. unsec.
unsub. notes Ser. $dis, 8.28s, 2033		1,002,433	749,318

Banco Nacional de Desenvolvimento Economico
e Social 144A notes 6 1/2s, 2019 (Brazil)		620,000	666,500

Banco Nacional de Desenvolvimento Economico
e Social 144A sr. unsec.
unsub. notes 6.369s, 2018 (Brazil)		160,000	171,400

Brazil (Federal Republic of) notes
zero %, 2017	BRL	1,350	666,021

Brazil (Federal Republic of)
sr. notes 5 7/8s, 2019		$905,000	963,825

Canada (Government of) bonds Ser. WL43,
5 3/4s, 2029	CAD	585,000	674,122

Colombia (Government of) bonds 6 1/8s, 2041		$565,000	524,038

Ecuador (Republic of) regs notes Ser. REGS,
9 3/8s, 2015		100,000	92,774

Indonesia (Republic of) 144A sr. unsec.
notes 11 5/8s, 2019		755,000	1,089,548

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 7 3/4s, 2038		550,000	618,750

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 7/8s, 2018		425,000	465,375

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 3/4s, 2014		280,000	305,861

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 5/8s, 2037		575,000	561,890

Industrial Bank Of Korea 144A
sr. notes 7 1/8s, 2014 (South Korea)		1,190,000	1,330,760

Iraq (Republic of) 144A bonds 5.8s, 2028		695,000	537,235

Russia (Federation of) 144A unsec.
unsub. bonds 5s, 2030		1,618,281	1,820,177

South Africa (Republic of) sr. unsec.
unsub. notes 6 7/8s, 2019		515,000	578,088

Sri Lanka (Republic of) 144A notes 7.4s, 2015		240,000	244,058

Sweden (Government of) debs. Ser. 1041,
6 3/4s, 2014	SEK	26,845,000	4,415,712

Turkey (Republic of) bonds 16s, 2012	TRY	190,000	141,173

Turkey (Republic of) sr. unsec.
notes 7 1/2s, 2019		$1,210,000	1,361,577

Turkey (Republic of) sr. unsec.
notes 7 1/2s, 2017		1,530,000	1,729,925

Ukraine (Government of) sr. unsec.
unsub. bonds Ser. REGS, 6 7/8s, 2011		1,045,000	950,605

Venezuela (Republic of) bonds 8 1/2s, 2014		855,000	667,430

Venezuela (Republic of) unsec. note FRN
Ser. REGS, 1.283s, 2011		690,000	607,366

Venezuela (Republic of) unsec.
notes 10 3/4s, 2013		1,410,000	1,238,347

Venezuela (Republic of) 144A unsec.
bonds 13 5/8s, 2018		1,215,000	1,090,535

Total foreign government bonds and notes (cost $31,909,838)			$35,326,606

Putnam VT Diversified Income Fund 39

SENIOR LOANS (3.1%)* [c]	Principal amount	Value

Basic materials (0.1%)
Georgia-Pacific Corp. bank term loan FRN
Ser. C, 3.502s, 2014	$55,937	$55,559

Georgia-Pacific, LLC bank term loan FRN
Ser. B2, 2.274s, 2012	90,261	87,046

Novelis, Inc. bank term loan FRN Ser. B,
2.263s, 2014	368,686	336,097

Novelis, Inc. bank term loan FRN Ser. B,
2.24s, 2014	167,578	152,765

Rockwood Specialties Group, Inc. bank term
loan FRN Ser. H, 6s, 2014	45,017	45,298

		676,765
Capital goods (0.3%)
Graham Packaging Co., LP bank term loan FRN
Ser. B, 2 1/2s, 2011	96,043	94,347

Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN 2.283s, 2014	29,852	22,240

Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN Ser. B, 2 1/4s, 2014	595,200	443,424

Manitowoc Co., Inc. (The) bank term loan FRN
Ser. A, 4.813s, 2013	252,947	243,462

Mueller Water Products, Inc. bank term loan
FRN Ser. B, 5.281s, 2014	98,140	95,993

Polypore, Inc. bank term loan FRN Ser. B,
2.49s, 2014	187,773	175,568

Sequa Corp. bank term loan FRN 3.879s, 2014	257,268	228,808

		1,303,842
Communication services (0.5%)
Cebridge Connections, Inc. bank term loan
FRN 4.757s, 2014	187,000	181,323

Charter Communications Operating, LLC bank
term loan FRN 9 1/4s, 2014	186,675	189,942

Charter Communications, Inc. bank term loan
FRN 2.756s, 2014	150,000	136,388

Charter Communications, Inc. bank term loan
FRN 2.26s, 2014	662,559	620,321

Fairpoint Communications, Inc. bank term
loan FRN Ser. B, 5 1/2s, 2015	278,203	216,025

Insight Midwest, LP bank term loan FRN
Ser. B, 2.29s, 2014	96,576	91,747

Intelsat Corp. bank term loan FRN Ser. B2,
2.735s, 2011	146,118	137,442

Intelsat Corp. bank term loan FRN Ser. B2-A,
2.735s, 2013	146,162	137,483

Intelsat Corp. bank term loan FRN Ser. B2-C,
2.735s, 2013	146,118	137,442

Intelsat, Ltd. bank term loan FRN 3.235s,
2014 (Bermuda)	375,000	339,188

Level 3 Communications, Inc. bank term loan
FRN 2.53s, 2014	60,000	54,400

Level 3 Financing, Inc. bank term loan FRN
Ser. B, 11 1/2s, 2014	55,000	58,438

MetroPCS Wireless, Inc. bank term loan FRN
2.54s, 2013	242,470	230,952

PAETEC Holding Corp. bank term loan FRN
Ser. B1, 2.734s, 2013	47,035	44,653

TW Telecom, Inc. bank term loan FRN Ser. B,
1.99s, 2013	133,840	128,027

West Corp. bank term loan FRN 2.608s, 2013	62,614	58,813

		2,762,584

SENIOR LOANS (3.1%)* [c] cont.	Principal amount	Value

Consumer cyclicals (1.1%)
Allison Transmission, Inc. bank term loan
FRN Ser. B, 3.009s, 2014	$343,461	$314,353

Building Materials Holdings Corp. bank term
loan FRN 3.005s, 2014	172,698	159,422

CCM Merger, Inc. bank term loan FRN Ser. B,
8 1/2s, 2012	281,100	273,369

Cenveo, Inc. bank term loan FRN Ser. C,
4.753s, 2013	169,851	164,472

Cenveo, Inc. bank term loan FRN Ser. DD,
4.753s, 2013	5,660	5,480

Clear Channel Communications, Inc. bank term
loan FRN Ser. B, 3.884s, 2016	215,961	176,009

Dex Media West, LLC/Dex Media Finance Co.
bank term loan FRN Ser. B, 7s, 2014	220,731	203,072

GateHouse Media, Inc. bank term loan FRN
2.49s, 2014	160,000	57,400

GateHouse Media, Inc. bank term loan FRN
Ser. B, 2.24s, 2014	440,598	158,064

GateHouse Media, Inc. bank term loan FRN
Ser. DD, 2.24s, 2014	164,402	58,979

Golden Nugget, Inc. bank term loan FRN
Ser. B, 2.26s, 2014	72,450	47,545

Golden Nugget, Inc. bank term loan FRN
Ser. DD, 2.265s, 2014	41,348	27,134

Goodman Global Holdings, Inc. bank term loan
FRN Ser. B, 6 1/2s, 2011	860,990	860,811

Harrah’s Operating Co., Inc. bank term loan
FRN Ser. B2, 3.282s, 2015	94,402	76,210

Jarden Corp. bank term loan FRN Ser. B1,
2.033s, 2012	72,933	70,914

Jarden Corp. bank term loan FRN Ser. B2,
2.033s, 2012	36,472	35,104

Jarden Corp. bank term loan FRN Ser. B4,
3.533s, 2015	124,575	121,127

Michaels Stores, Inc. bank term loan FRN
Ser. B, 2.563s, 2013	88,470	79,651

National Bedding Co. bank term loan FRN
2.317s, 2011	49,970	45,681

QVC, Inc. bank term loan FRN 5.749s, 2014	120,799	120,749

R.H. Donnelley, Inc. bank term loan FRN
6 3/4s, 2011	383,666	349,904

R.H. Donnelley, Inc. bank term loan FRN
Ser. D1, 6 3/4s, 2011	203,345	185,892

Realogy Corp. bank term loan FRN 0.085s, 2013	123,083	109,134

Realogy Corp. bank term loan FRN Ser. B,
3.287s, 2013	457,168	405,356

Six Flags Theme Parks bank term loan FRN
2.49s, 2015	451,574	438,591

Thomas Learning bank term loan FRN Ser. B,
2.73s, 2014	119,389	108,644

Tribune Co. bank term loan FRN Ser. B,
5 1/4s, 2014 (In default) †	696,187	402,048

United Components, Inc. bank term loan FRN
Ser. D, 2 1/4s, 2012	316,667	292,125

Univision Communications, Inc. bank term
loan FRN Ser. B, 2.533s, 2014	367,000	318,189

Yankee Candle Co., Inc. bank term loan FRN
2.24s, 2014	53,478	49,975

		5,715,404

40 Putnam VT Diversified Income Fund

SENIOR LOANS (3.1%)* [c] cont.	Principal amount	Value

Consumer staples (0.3%)
Claire’s Stores, Inc. bank term loan FRN
3.033s, 2014	$129,337	$104,547

Pinnacle Foods Holding Corp. bank term loan
FRN Ser. B, 2.985s, 2014	704,523	655,207

Revlon Consumer Products bank term loan FRN
Ser. B, 4.262s, 2012	125,000	121,830

Rite-Aid Corp. bank term loan FRN Ser. B,
1.99s, 2014	78,600	69,050

Spectrum Brands, Inc. bank term loan FRN
1 1/2s, 2013	21,751	21,513

Spectrum Brands, Inc. bank term loan FRN
Ser. B1, 8.003s, 2013	385,978	381,756

		1,353,903
Energy (0.2%)
EPCO Holding, Inc. bank term loan FRN
Ser. A, 1.231s, 2012	185,000	166,500

Hercules Offshore, Inc. bank term loan FRN
Ser. B, 6s, 2013	121,661	116,126

MEG Energy Corp. bank term loan FRN 6.232s,
2016 (Canada)	455,791	446,675

Targa Resources, Inc. bank term loan FRN
2.234s, 2012	30,295	30,127

Targa Resources, Inc. bank term loan FRN
Ser. C, 0.158s, 2011	24,363	24,363

		783,791
Financials (—%)
HUB International Holdings, Inc. bank term
loan FRN 6 3/4s, 2014	91,770	90,393

HUB International, Ltd. bank term loan FRN
Ser. B, 2.743s, 2014	35,822	32,687

HUB International, Ltd. bank term loan FRN
Ser. DD, 2.743s, 2014	8,052	7,347

		130,427
Health care (0.3%)
Community Health Systems, Inc. bank term
loan FRN Ser. B, 2.506s, 2014	213,927	201,507

Community Health Systems, Inc. bank term
loan FRN Ser. DD, 2.506s, 2014	11,228	10,576

Health Management Associates, Inc. bank term
loan FRN 2.033s, 2014	907,672	844,249

IASIS Healthcare Corp. bank term loan FRN
Ser. DD, 2.234s, 2014	74,607	69,403

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 7.62s, 2014	20,198	18,789

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 5.531s, 2014	308,510	279,972

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN Ser. B, 2.234s, 2014	215,578	200,542

Select Medical Corp. bank term loan FRN
Ser. B, 2.267s, 2012	10,682	10,133

Sun Healthcare Group, Inc. bank term loan
FRN 0.183s, 2014	19,507	18,214

Sun Healthcare Group, Inc. bank term loan
FRN Ser. B, 2.398s, 2014	96,554	90,158

		1,743,543
Technology (0.1%)
Compucom Systems, Inc. bank term loan FRN
3.74s, 2014	99,542	93,320

First Data Corp. bank term loan FRN Ser. B1,
2.985s, 2014	266,167	235,779

First Data Corp. bank term loan FRN Ser. B3,
3.001s, 2014	149,859	132,531

Freescale Semiconductor, Inc. bank term loan
FRN 12 1/2s, 2014	79,243	81,356

		542,986

SENIOR LOANS (3.1%)* [c] cont.	Principal amount	Value

Utilities and power (0.2%)
Dynegy Holdings, Inc. bank term loan FRN
3.99s, 2013	$143,000	$136,505

NRG Energy, Inc. bank term loan FRN 2.019s, 2014	203,460	193,236

NRG Energy, Inc. bank term loan FRN 0.183s, 2014	119,790	113,770

Reliant Energy, Inc. bank term loan FRN 0.215s, 2014	335,000	312,388

TXU Energy Corp. bank term loan FRN
Ser. B2, 3.735s, 2014	201,513	163,730

TXU Energy Corp. bank term loan FRN
Ser. B3, 3.735s, 2014	161,721	130,266

		1,049,895
Total senior loans (cost $17,566,089)		$16,063,140

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.6%)*	strike price	amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to pay a fixed rate
of 5.03% versus the three month
USD-LIBOR-BBA maturing
February 16, 2020.	Feb-10/5.03	$25,080,000	$12,540

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 4.23% versus the three month
USD-LIBOR-BBA maturing
June 9, 2020.	Jun-10/4.23	20,596,000	607,170

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 4.235% versus the three month
USD-LIBOR-BBA maturing
June 11, 2020.	Jun-10/4.235	20,596,000	613,349

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 5.03% versus the three month
USD-LIBOR-BBA maturing
February 16, 2020.	Feb-10/5.03	25,080,000	2,106,720

Total purchased options outstanding (cost $3,724,036)			$3,339,779

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (0.6%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.4%)
Government National Mortgage Association
Pass-Through Certificates 6 1/2s,
November 20, 2038	$1,800,391	$1,925,012

		1,925,012
U.S. Government Agency Mortgage Obligations (0.2%)
Federal National Mortgage Association
Pass-Through Certificates
5s, February 1, 2037	574,847	590,678
4 1/2s, August 1, 2039	661,340	660,927

		1,251,605
Total U.S. government and agency mortgage
obligations (cost $3,151,853)		$3,176,617

U.S. TREASURY OBLIGATIONS (0.2%)*	Principal amount	Value

U.S. Treasury Notes 1 1/4s, November 30, 2010 i	$975,000	$982,225

U.S. Treasury Notes 7/8s, December 31, 2010 i	11,000	11,039

Total U.S. treasury obligations (cost $993,264)		$993,264

Putnam VT Diversified Income Fund 41

CONVERTIBLE BONDS AND NOTES (0.4%)*		Principal amount		Value

Advanced Micro Devices, Inc. cv. sr. unsec.
notes 6s, 2015			$615,000	$553,500

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016			225,000	284,265

General Cable Corp. cv. unsec. sub. notes
stepped-coupon 4 1/2s (2 1/4s, 11/15/19), 2029 ††			471,000	484,541

General Growth Properties, Inc. 144A cv.
sr. notes 3.98s, 2027 (In default) † R			455,000	431,113

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014			235,000	295,659

Total convertible bonds and notes (cost $1,868,060)				$2,049,078

COMMON STOCKS (—%)*			Shares	Value

AboveNet, Inc. †			530	$34,471

Bohai Bay Litigation, LLC F			842	2,627

Nortek, Inc. †			4,810	168,350

Vertis Holdings, Inc. F †			8,044	8

Total common stocks (cost $168,942)				$205,456

PREFERRED STOCKS (—%)*			Shares	Value

GMAC, Inc. 144A Ser. G 7.00% pfd.			163	$107,437

Total preferred stocks (cost $54,831)				$107,437

WARRANTS (—%)* †	Expiration date	Strike Price	Warrants	Value

AboveNet, Inc.	9/8/10	$24.00	102	$10,098

Charter Communication
Class A	11/30/14	46.86	37	231

New ASAT (Finance), Ltd.
(Cayman Islands) F	2/1/11	0.01	2,860	1

Smurfit Kappa Group PLC
144A (Ireland)	10/1/13	EUR 0.001	422	19,461

Vertis Holdings, Inc. F	10/18/15	$0.01	535	1

Total warrants (cost $16,165)				$29,792

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †			627	$2,508

Total convertible preferred stocks (cost $590,996)				$2,508

SHORT-TERM INVESTMENTS (16.8%)*		Principal amount/shares		Value

Putnam Money Market Liquidity Fund e			36,616,088	$36,616,088

U.S. Treasury Bills with an effective yield
of 0.26%, August 26, 2010 ##			$25,591,000	25,558,064

U.S. Treasury Bills with effective yields ranging
from 0.30% to 0.47%, April 1, 2010 # ##			6,760,000	6,752,064

U.S. Treasury Bills with effective yields ranging
from 0.29% to 0.35%, July 15, 2010 # ##			13,738,000	13,712,365

U.S. Treasury Cash Management Bills
with effective yields ranging from 0.34%
to 0.40%, June 10, 2010 # ##			4,208,000	4,200,855

Total short-term investments (cost $86,831,678)				$86,839,436
Total investments (cost $526,908,671)				$552,725,978

Key to holding’s currency abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD / $ United States Dollar
Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
PO	Principal Only

* Percentages indicated are based on net assets of $516,894,031.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at December 31, 2009.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at December 31, 2009.

Δ Forward commitments, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at December 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At December 31, 2009, liquid assets totaling $337,736,992 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at December 31, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at December 31, 2009.

42 Putnam VT Diversified Income Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at December 31, 2009 (as a percentage of Portfolio Value):

United States	85.4%	Brazil	0.7%

Russia	3.7	Turkey	0.6

Argentina	2.1	Canada	0.5

Venezuela	1.4	United Kingdom	0.5

Indonesia	0.9	Other	3.4

Sweden	0.8	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY				Unrealized
at 12/31/09 (aggregate		Aggregate	Delivery	appreciation/
face value $58,223,857)	Value	face value	date	(depreciation)

Australian Dollar	$9,163,904	$9,365,828	1/20/10	$(201,924)

British Pound	4,986,611	5,128,571	1/20/10	(141,960)

Canadian Dollar	4,326,558	4,295,330	1/20/10	31,228

Danish Krone	340,666	358,517	1/20/10	(17,851)

Euro	1,430,789	1,456,760	1/20/10	(25,971)

Japanese Yen	15,884,303	16,974,463	1/20/10	(1,090,160)

Malaysian Ringgit	103,267	104,926	1/20/10	(1,659)

Mexican Peso	369,687	380,643	1/20/10	(10,956)

Norwegian Krone	5,719,428	5,913,599	1/20/10	(194,171)

Polish Zloty	3,923,225	4,132,827	1/20/10	(209,602)

South African Rand	1,107,900	1,108,678	1/20/10	(778)

Swedish Krona	5,486,371	5,581,535	1/20/10	(95,164)

Swiss Franc	3,337,037	3,422,180	1/20/10	(85,143)

Total				$(2,044,111)

FORWARD CURRENCY CONTRACTS TO SELL				Unrealized
at 12/31/09 (aggregate		Aggregate	Delivery	appreciation/
face value $44,841,994)	Value	face value	date	(depreciation)

Australian Dollar	$816,794	$839,375	1/20/10	$22,581

Brazilian Real	950,063	966,595	1/20/10	16,532

British Pound	2,066,119	2,074,801	1/20/10	8,682

Canadian Dollar	1,596,389	1,591,815	1/20/10	(4,574)

Czech Koruna	1,872,913	2,012,449	1/20/10	139,536

Euro	21,968,397	22,417,298	1/20/10	448,901

Japanese Yen	746,849	783,421	1/20/10	36,572

Norwegian Krone	944,989	969,845	1/20/10	24,856

Polish Zloty	2,098,524	2,208,797	1/20/10	110,273

South African Rand	1,064,113	1,065,791	1/20/10	1,678

Swedish Krona	5,984,741	6,221,037	1/20/10	236,296

Swiss Franc	3,435,879	3,550,817	1/20/10	114,938

Turkish Lira	139,710	139,953	1/20/10	243

Total				$1,156,514

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/09	contracts	Value	date	(depreciation)

Australian Government
Treasury Bond 10 yr (Long)	3	$1,905,816	Mar-10	$(3,855)

Canadian Government
Bond 10 yr (Long)	2	225,165	Mar-10	(3,515)

Euro-Bobl 5 yr (Short)	4	662,686	Mar-10	4,569

Euro-Bund 10 yr (Short)	36	6,249,332	Mar-10	103,591

Euro-Schatz 2 yr (Short)	222	34,330,503	Mar-10	38,918

Japanese Government
Bond 10 yr (Long)	17	25,525,580	Mar-10	48,499

Japanese Government
Bond 10 yr Mini (Long)	32	4,805,847	Mar-10	10,181

U.K. Gilt 10 yr (Long)	21	3,885,658	Mar-10	(50,986)

U.S. Treasury Bond
20 yr (Long)	1,039	119,874,625	Mar-10	(4,393,810)

U.S. Treasury Note
2 yr (Short)	35	7,569,297	Mar-10	34,904

U.S. Treasury Note
5 yr (Short)	236	26,994,344	Mar-10	432,077

U.S. Treasury Note
10 yr (Long)	178	20,550,656	Mar-10	(387,771)

Total				$(4,167,198)

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $31,596,987)	amount	strike price	Value

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to pay a fixed rate of 4.475% versus the
three month USD-LIBOR-BBA maturing
August 19, 2021.	$13,021,000	Aug-11/4.475	$566,934

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to pay a fixed rate of 4.55% versus the
three month USD-LIBOR-BBA maturing
August 17, 2021.	12,320,000	Aug-11/4.55	572,634

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to pay a fixed rate of 4.70% versus the
three month USD-LIBOR-BBA maturing
August 8, 2021.	11,485,000	Aug-11/4.70	604,685

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to pay a fixed rate of 4.765% versus the
three month USD-LIBOR-BBA maturing
August 16, 2021.	22,280,000	Aug-11/4.765	1,234,980

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to receive a fixed rate of 4.475% versus
the three month USD-LIBOR-BBA
maturing August 19, 2021.	13,021,000	Aug-11/4.475	852,876

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to receive a fixed rate of 4.55% versus the
three month USD-LIBOR-BBA maturing
August 17, 2021.	12,320,000	Aug-11/4.55	768,645

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to receive a fixed rate of 4.70% versus the
three month USD-LIBOR-BBA maturing
August 8, 2021.	11,485,000	Aug-11/4.70	644,194

Putnam VT Diversified Income Fund 43

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $31,596,987) cont.	amount	strike price	Value

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to receive a fixed rate of 4.765% versus the
three month USD-LIBOR-BBA maturing
August 16, 2021.	$22,280,000	Aug-11/4.765	$1,211,364

Option on an interest rate swap with
Citibank, N.A. for the obligation to pay
a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing
August 17, 2021.	24,640,000	Aug-11/4.49	1,101,408

Option on an interest rate swap with
Citibank, N.A. for the obligation to pay
a fixed rate of 4.52% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	24,066,000	Jul-11/4.52	1,090,190

Option on an interest rate swap with
Citibank, N.A. for the obligation to pay
a fixed rate of 4.5475% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	12,033,000	Jul-11/4.5475	558,331

Option on an interest rate swap with
Citibank, N.A. for the obligation to
receive a fixed rate of 4.49% versus
the three month USD-LIBOR-BBA
maturing August 17, 2021.	24,640,000	Aug-11/4.49	1,595,440

Option on an interest rate swap with
Citibank, N.A. for the obligation to
receive a fixed rate of 4.52% versus
the three month USD-LIBOR-BBA
maturing July 26, 2021.	24,066,000	Jul-11/4.52	1,484,872

Option on an interest rate swap with
Citibank, N.A. for the obligation to
receive a fixed rate of 4.5475% versus
the three month USD-LIBOR-BBA
maturing July 26, 2021.	12,033,000	Jul-11/4.5475	729,320

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	17,683,900	Oct-10/4.02	432,548

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	25,661,000	Jul-11/4.46	1,101,883

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.525%
versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	25,661,000	Jul-11/4.525	1,167,575

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	38,491,500	Jul-11/4.745	2,106,640

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA
maturing September 12, 2018.	3,985,000	Sep-13/4.82	144,934

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $31,596,987) cont.	amount	strike price	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	$19,678,500	May-12/5.51	$1,708,609

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	17,683,900	Oct-10/4.02	973,145

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	25,661,000	Jul-11/4.46	1,644,271

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.525% versus the three month
USD-LIBOR-BBA maturing July 26, 2021.	25,661,000	Jul-11/4.525	1,578,144

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.745% versus the three month
USD-LIBOR-BBA maturing July 27, 2021.	38,491,500	Jul-11/4.745	2,066,224

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.82% versus the three month
USD-LIBOR-BBA maturing
September 12, 2018.	3,985,000	Sep-13/4.82	177,970

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of 5.23%
versus the three month USD-LIBOR-BBA
maturing June 9, 2020.	20,596,000	Jun-10/5.23	136,210

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of 5.235%
versus the three month USD-LIBOR-BBA
maturing June 11, 2020.	20,596,000	Jun-10/5.235	139,023

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	19,678,500	May-12/5.51	912,541

Total			$27,305,590

44 Putnam VT Diversified Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/09

			Upfront				Unrealized
Swap	Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N. A.
	$25,016,000		$—	5/23/10	3 month USD-LIBOR-BBA	3.155%	$359,518

	180,330,000		—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	5,240,715

	10,600,000		—	12/22/19	3.68125%	3 month USD-LIBOR-BBA	243,370

	470,841,000		—	12/22/10	3 month USD-LIBOR-BBA	1.515%	4,189,994

	36,123,000		—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(2,935,361)

	22,126,000		—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	724,971

	7,819,000		—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(559,408)

Barclays Bank PLC
	28,712,000		—	12/9/10	3 month USD-LIBOR-BBA	2.005%	405,740

Citibank, N. A.
JPY	812,000,000		—	9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(574,410)

	$258,788,000		—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	6,725,814

	8,875,000		—	11/6/14	2.775%	3 month USD-LIBOR-BBA	23,271

	36,209,000		(17,526)	11/12/10	3 month USD-LIBOR-BBA	0.57%	1,418

EUR	27,240,000		—	12/10/11	1.734%	6 month EUR-EURIBOR-REUTERS	71,932

	$9,304,100		—	12/23/29	4.325%	3 month USD-LIBOR-BBA	172,322

EUR	27,280,000		—	12/24/11	1.715%	6 month EUR-EURIBOR-REUTERS	111,242

EUR	56,820,000		—	11/24/11	6 month EUR-EURIBOR-REUTERS	1.71%	(117,740)

GBP	51,050,000		—	11/20/11	1.75%	6 month GBP-LIBOR-BBA	174,956

Citibank, N. A., London
JPY	960,000,000		—	2/10/16	6 month JPY-LIBOR-BBA	1.755%	616,897

Credit Suisse International
	$24,757,000		(11,329)	12/16/19	3.66%	3 month USD-LIBOR-BBA	582,536

	163,937,000		(74,054)	12/16/13	2.23%	3 month USD-LIBOR-BBA	1,751,157

	10,710,000		—	12/18/14	3 month USD-LIBOR-BBA	2.695%	(121,831)

	23,973,000		(91,406)	12/18/24	3 month USD-LIBOR-BBA	4.17%	(562,783)

	54,825,000		129,292	12/18/39	4.37%	3 month USD-LIBOR-BBA	1,435,258

	141,195,000		299,127	12/18/14	2.74%	3 month USD-LIBOR-BBA	1,605,073

	179,868,000		126,669	12/18/11	1.23%	3 month USD-LIBOR-BBA	580,614

	11,562,300		—	12/23/29	4.3725%	3 month USD-LIBOR-BBA	139,679

	11,658,700		—	12/30/14	2.97125%	3 month USD-LIBOR-BBA	(4,414)

	6,834,000		—	2/5/29	3 month USD-LIBOR-BBA	3.35%	(908,336)

	2,960,000		—	11/19/14	2.505%	3 month USD-LIBOR-BBA	50,084

	52,960,000		(287,184)	12/3/39	4.03%	3 month USD-LIBOR-BBA	3,891,954

	8,875,000		—	11/6/14	2.7626%	3 month USD-LIBOR-BBA	28,498

	5,920,000		—	11/10/14	2.6875%	3 month USD-LIBOR-BBA	42,793

EUR	20,540,000		—	7/4/15	3.93163%	6 month EUR-EURIBOR-Telerate	(1,902,346)

SEK	91,590,000	E	—	6/8/11	2.11%	3 month SEK-STIBOR-SIDE	(88,509)

SEK	91,590,000	E	—	6/8/12	3 month SEK-STIBOR-SIDE	3.275%	33,431

SEK	30,530,000	E	—	6/8/11	2.22%	3 month SEK-STIBOR-SIDE	(34,114)

SEK	30,530,000	E	—	6/8/12	3 month SEK-STIBOR-SIDE	3.37%	15,029

Deutsche Bank AG
	$209,623,000		—	5/12/11	1.43%	3 month USD-LIBOR-BBA	(1,752,012)

	21,252,200		—	11/24/29	4.07%	3 month USD-LIBOR-BBA	1,058,651

	176,934,000		316,689	12/2/18	3 month USD-LIBOR-BBA	3.18%	(8,233,140)

	36,900,000		—	12/21/14	3 month USD-LIBOR-BBA	2.59%	(617,262)

	109,887,000		—	10/24/10	3 month USD-LIBOR-BBA	2.604%	2,322,624

	58,989,000		—	12/15/18	3 month USD-LIBOR-BBA	2.80776%	(4,657,882)

	14,639,000		—	12/16/28	3 month USD-LIBOR-BBA	2.845%	(3,078,543)

	230,738,000		—	12/19/10	3 month USD-LIBOR-BBA	1.53429%	2,101,739

	14,324,000		—	1/28/29	3 month USD-LIBOR-BBA	3.1785%	(2,226,352)

	215,194,000		—	2/3/14	2.44%	3 month USD-LIBOR-BBA	(656,598)

	21,575,000		—	2/5/29	3 month USD-LIBOR-BBA	3.324%	(2,943,902)

	56,273,000		—	2/5/14	2.44661%	3 month USD-LIBOR-BBA	(175,684)

Putnam VT Diversified Income Fund 45

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/09 cont.

			Upfront				Unrealized
Swap	Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$20,125,000		$—	2/6/29	3 month USD-LIBOR-BBA	3.42575%	$(2,470,213)

	11,249,000		—	2/10/29	3 month USD-LIBOR-BBA	3.4725%	(1,314,167)

	152,000,000		—	3/4/14	2.54%	3 month USD-LIBOR-BBA	(637,893)

	1,000,000		—	3/10/16	3 month USD-LIBOR-BBA	2.845%	(18,904)

	1,000,000		—	3/11/16	3 month USD-LIBOR-BBA	2.892%	(16,212)

	1,000,000		—	3/11/16	3 month USD-LIBOR-BBA	2.938%	(13,452)

	202,562,000		—	3/20/11	3 month USD-LIBOR-BBA	1.43%	2,298,025

	16,415,000		—	10/5/21	3 month USD-LIBOR-BBA	3.52057%	(850,542)

Goldman Sachs International
JPY	549,700,000		—	6/10/16	1.953%	6 month JPY-LIBOR-BBA	(400,976)

	$8,347,000		(11,221)	11/10/29	3 month USD-LIBOR-BBA	4.21%	(254,801)

	51,900,000		—	12/16/14	2.665%	3 month USD-LIBOR-BBA	651,468

	24,500,000		—	12/21/14	3 month USD-LIBOR-BBA	2.6025%	(395,295)

	13,848,200		—	12/24/19	3.92%	3 month USD-LIBOR-BBA	41,033

	45,273,700		—	12/24/11	1.2675%	3 month USD-LIBOR-BBA	109,056

AUD	16,900,000	E	—	2/14/12	3 month AUD-BBR-BBSW	4.39%	(170,429)

EUR	66,860,000		—	9/25/11	6 month EUR-EURIBOR-REUTERS	1.718%	156,922

GBP	60,510,000		—	9/23/11	1.9475%	6 month GBP-LIBOR-BBA	(603,604)

JPMorgan Chase Bank, N. A.
	$56,404,000		—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	615,817

	41,694,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	600,259

	6,137,000		—	7/16/10	3 month USD-LIBOR-BBA	3.384%	192,042

	4,700,000		—	10/21/29	3 month USD-LIBOR-BBA	4.0428%	(233,805)

	17,719,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	585,383

	47,526,000		—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	1,542,610

AUD	7,160,000		—	6/26/19	6 month AUD-BBR-BBSW	6.05%	(92,409)

CAD	7,160,000		—	6/25/19	3.626%	6 month CAD-BA-CDOR	71,677

JPY	3,090,500,000		—	9/18/15	6 month JPY-LIBOR-BBA	1.19%	815,619

JPY	7,230,000		—	9/18/38	2.17%	6 month JPY-LIBOR-BBA	325

EUR	23,610,000		—	11/4/18	6 month EUR-EURIBOR-REUTERS	4.318%	2,390,077

JPY	424,200,000	E	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	(113,299)

JPY	570,400,000	E	—	7/28/39	2.40%	6 month JPY-LIBOR-BBA	59,223

GBP	11,790,000		—	12/10/19	3.8325%	6 month GBP-LIBOR-BBA	369,077

EUR	27,240,000		—	12/14/11	1.7435%	6 month EUR-EURIBOR-REUTERS	70,369

EUR	18,300,000		—	12/15/11	1.775%	6 month EUR-EURIBOR-REUTERS	32,245

	$13,000,000		—	12/17/24	4.18%	3 month USD-LIBOR-BBA	239,331

AUD	2,680,000		—	12/17/19	6 month AUD-BBR-BBSW	6.15%	(17,553)

AUD	8,040,000		—	12/18/19	6 month AUD-BBR-BBSW	6.15%	(53,227)

	$179,439,700		—	12/24/11	1.25059%	3 month USD-LIBOR-BBA	492,043

	205,724,000		4,927	11/19/11	1.06%	3 month USD-LIBOR-BBA	853,786

EUR	12,180,000		—	12/11/13	6 month EUR-EURIBOR-REUTERS	3.536%	673,337

EUR	17,400,000		—	12/16/10	6 month EUR-EURIBOR-REUTERS	2.994%	427,802

PLN	10,480,000		—	1/26/11	6 month PLN-WIBOR-WIBO	4.177%	47,477

HUF	415,000,000		—	8/6/14	6 month HUF-BUBOR-REUTERS	7.08%	(29,240)

HUF	109,100,000		—	8/27/14	6 month HUF-BUBOR-REUTERS	6.94%	(9,934)

JPY	3,880,000,000		—	6/6/13	1.83%	6 month JPY-LIBOR-BBA	(1,839,681)

	$30,682,700		—	12/24/19	3 month USD-LIBOR-BBA	3.90798%	(122,283)

AUD	13,520,000	E	—	1/27/12	3 month AUD-BBR-BBSW	4.21%	(154,692)

	$19,809,000		—	2/6/29	3 month USD-LIBOR-BBA	3.4546%	(2,353,652)

CAD	8,690,000		—	3/16/11	0.98%	3 month CAD-BA-CDOR	(12,879)

CAD	1,910,000		—	3/16/19	3 month CAD-BA-CDOR	2.7%	(135,799)

CAD	8,950,000		—	3/17/13	1.56%	3 month CAD-BA-CDOR	139,605

CAD	2,850,000		—	3/17/24	3 month CAD-BA-CDOR	3.46%	(236,778)

	$109,260,000		—	4/3/10	3 month USD-LIBOR-BBA	1.168%	492,224

46 Putnam VT Diversified Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/09 cont.

		Upfront				Unrealized
Swap	Notional	premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc.
JPY	549,700,000	$—	6/10/16	1.99625%	6 month JPY-LIBOR-BBA	$(417,263)

Merrill Lynch Derivative Products AG
JPY	274,800,000	—	6/11/17	2.05625%	6 month JPY-LIBOR-BBA	(220,329)

Total						$3,328,174

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/09

			Fixed payments	Total return	Unrealized
Swap	Notional	Termination	received (paid) by	received by	appreciation/
counterparty	amount	date	fund per annum	or paid by fund	(depreciation)

Citibank, N. A.
	$8,020,000	11/6/14	2.07%	USA Non Revised Consumer Price
				Index- Urban (CPI-U)	$(99,448)

Credit Suisse International
	2,675,000	11/17/14	2.025%	USA Non Revised Consumer Price
				Index- Urban (CPI-U)	(36,146)

	2,675,000	11/19/14	2.01%	USA Non Revised Consumer Price
				Index- Urban (CPI-U)	(38,442)

	8,020,000	11/6/14	2.0667%	USA Non Revised Consumer Price
				Index- Urban (CPI-U)	(85,826)

	5,350,000	11/10/14	2.0775%	USA Non Revised Consumer Price
				Index- Urban (CPI-U)	(56,185)

Deutsche Bank AG
EUR	5,454,000	3/27/14	1.785%	Eurostat Eurozone HICP
				excluding tobacco	7,812

Goldman Sachs International
EUR	9,090,000	4/30/13	2.375%	French Consumer Price Index
				excluding tobacco	531,107

EUR	9,090,000	4/30/13	(2.41%)	Eurostat Eurozone HICP
				excluding tobacco	(519,910)

EUR	9,090,000	5/6/13	2.34%	French Consumer Price Index
				excluding tobacco	512,488

EUR	9,090,000	5/6/13	(2.385%)	Eurostat Eurozone HICP
				excluding tobacco	(504,154)

EUR	7,150,000	4/23/14	1.67%	Eurostat Eurozone HICP
				excluding tobacco	(119,418)

EUR	5,454,000	4/14/14	1.835%	Eurostat Eurozone HICP
				excluding tobacco	(29,452)

	$21,620,000	5/18/10	0.25%	USA Non Revised Consumer Price
				Index- Urban (CPI-U)	510,232

Total					$72,658

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/09

					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N. A.
Financial Security Assurance Holdings, Ltd,
6.4%, 12/15/66	Baa1	$—	$460,000	12/20/12	95 bp	$(50,351)

Ford Motor Credit Co., 7%, 10/1/13	B3	—	1,020,000	3/20/12	285 bp	(10,464)

Nalco Co., 7.75%, 11/15/11	Ba2	—	65,000	9/20/12	350 bp	2,764

Barclays Bank PLC
DJ ABX HE PEN AAA Series 6 Version 1 Index	A+	215,636	1,052,777	7/25/45	18 bp	91,956

DJ ABX HE PEN AAA Series 6 Version 1 Index	A+	170,599	789,477	7/25/45	18 bp	77,852

DJ ABX HE PEN AAA Series 6 Version 1 Index	A+	178,864	752,135	7/25/45	18 bp	90,503

DJ ABX HE PEN AAA Series 6 Version 1 Index	A+	180,509	755,954	7/25/45	18 bp	91,699

DJ ABX HE PEN AAA Series 7 Version 1 Index	B+	756,757	1,284,000	8/25/37	9 bp	14,747

Putnam VT Diversified Income Fund 47

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/09 cont.

						Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount	date	fund per annum	(depreciation)

Citibank, N. A.
DJ ABX HE AAA Index	BBB-	$681,158		$3,135,975	5/25/46	11 bp	$(133,226)

DJ ABX HE PEN AAA Index	BBB-	592,401		3,648,579	5/25/46	11 bp	(355,101)

DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB-	140,868		631,015	5/25/46	11 bp	(23,000)

DJ ABX HE PEN AAA Series 6 Version 1 Index	A+	139,690		608,922	7/25/45	18 bp	68,638

DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB-	557,816		2,893,806	5/25/46	11 bp	(193,679)

Lighthouse International Co., SA, 8%, 4/30/14	Caa1	—	EUR	400,000	3/20/13	815 bp	(81,622)

Republic of Argentina, 8.28%, 12/31/33	—	—		$245,000	9/20/13	(1,170 bp)	(25,897)

Republic of Argentina, 8.28%, 12/31/33	—	—		245,000	9/20/13	(945 bp)	(7,836)

Credit Suisse First Boston International
Ukraine (Government of), 7.65%, 6/11/13	B2	—		795,000	10/20/11	194 bp	(160,277)

Credit Suisse International
Bonos Y Oblig Del Estado, 5 1/2%, 7/30/17	—	(23,679)		2,660,000	12/20/19	(100 bp)	18,293

DJ ABX HE PEN AAA Series 6 Version 1 Index	A+	779,004		3,369,864	7/25/45	18 bp	383,112

DJ ABX HE PEN AAA Series 7 Version 1 Index	B+	965,437		1,626,000	8/25/37	9 bp	26,422

DJ ABX NA HE PEN AAA Index	BBB-	398,095		1,184,107	5/25/46	11 bp	90,227

DJ CMB NA CMBX AAA Index	AA+	7,989		48,000	12/13/49	8 bp	529

Republic of Ireland, 3 7/8%, 7/15/10	Aa1	151,882		2,660,000	12/20/19	100 bp	23,341

Deutsche Bank AG
DJ ABX HE PEN AAA Index	BBB-	589,697		3,648,579	5/25/46	11 bp	(357,795)

DJ ABX HE PEN AAA Series 6 Version 1 Index	A+	96,580		392,935	7/25/45	18 bp	50,418

DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB-	559,166		1,414,053	5/25/46	11 bp	191,953

Federal Republic of Brazil, 12 1/4%, 3/6/30	Baa3	—		700,000	10/20/17	105 bp	(13,224)

General Electric Capital Corp., 6%, 6/15/12	Aa2	—		280,000	9/20/13	109 bp	(4,448)

India Government Bond, 5 7/8%, 1/2/10	Ba2	—		3,410,000	1/11/10	170 bp	29,949

Korea Monetary STAB Bond, 5.15%, 2/12/10	A2	—		1,240,000	2/19/10	153 bp	4,782

Korea Monetary STAB Bond, 5.45%, 1/23/10	AA/F	—		480,000	2/1/10	139 bp	1,896

Republic of Argentina, 8.28%, 12/31/33	—	—		187,500	4/20/13	(565 bp)	16,322

Republic of Argentina, 8.28%, 12/31/33	—	—		490,000	8/20/12	(380 bp)	53,325

Republic of Argentina, 8.28%, 12/31/33	—	—		1,755,000	3/20/13	(551 bp)	147,382

Russian Federation, 7 1/2%, 3/31/30	—	—		187,500	4/20/13	(112 bp)	2,837

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR	405,000	9/20/13	715 bp	23,273

United Mexican States, 7.5%, 4/8/33	Baa1	—		$1,095,000	3/20/14	56 bp	(26,196)

Virgin Media Finance PLC, 8 3/4%, 4/15/14	B	—	EUR	375,000	9/20/13	477 bp	28,909

Virgin Media Finance PLC, 8 3/4%, 4/15/14	B	—	EUR	375,000	9/20/13	535 bp	39,538

Goldman Sachs International
DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB-	751,826		$1,659,278	5/25/46	11 bp	320,932

DJ CDX NA CMBX AAA Index	AAA	40,233		1,100,000	3/15/49	7 bp	(82,129)

Lighthouse International Co, SA, 8%, 4/30/14	Caa1	—	EUR	350,000	3/20/13	680 bp	(88,121)

JPMorgan Chase Bank, N. A.
Claire’s Stores, 9 5/8%, 6/1/15	Ca	—		$50,000	6/20/12	230 bp	(11,640)

DJ ABX HE PEN AAA Series 6 Version 1 Index	A+	119,283		493,503	7/25/45	18 bp	61,691

DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB-	155,185		676,851	5/25/46	11 bp	(20,593)

DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB-	562,059		1,401,066	5/25/46	11 bp	198,202

DJ CDX NA EM Series 10 Index	Ba1	28,017		485,000	12/20/13	335 bp	32,729

Republic of Argentina, 8.28%, 12/31/33	B-	—		520,000	6/20/14	235 bp	(120,166)

Russian Federation, 7 1/2%, 3/31/30	Baa1	—		95,000	9/20/13	276 bp	4,179

Russian Federation, 7.5%, 3/31/30	Baa1	—		825,000	8/20/12	65 bp	(16,476)

Sanmina-SCI Corp., 8 1/8%, 3/1/16	B2	—		170,000	6/20/13	595 bp	6,934

Morgan Stanley Capital Services, Inc.
DJ CMB NA CMBX AAA Index	AA	210,259		1,937,500	2/17/51	35 bp	(119,759)

Dominican Republic, 8 5/8%, 4/20/27	—	—		850,000	11/20/11	(170 bp)	47,461

Freeport-McMoRan Copper & Gold, Inc., T/L Bank Loan	Baa3	—		884,900	3/20/12	44 bp	(713)

Nalco Co., 7.75%, 11/15/11	Ba2	—		65,000	9/20/12	330 bp	2,494

Nalco Co., 7.75%, 11/15/11	Ba2	—		95,000	3/20/13	460 bp	7,308

Republic of Venezuela, 9 1/4%, 9/15/27	B2	—		680,000	10/12/12	339 bp	(118,264)

Total							$231,620

48 Putnam VT Diversified Income Fund

* Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2009. Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$40,877,705	$674,930

Common stocks:

Communication services	34,471	—	—

Consumer cyclicals	—	168,350	8

Energy	—	—	2,627

Total common stocks	34,471	168,350	2,635

Convertible bonds and notes	—	2,049,078	—

Convertible preferred stocks	—	2,508	—

Corporate bonds and notes	—	98,920,251	1,215

Foreign government bonds and notes	—	35,326,606	—

Mortgage-backed securities	—	264,020,102	98,662

Preferred stocks	—	107,437	—

Purchased options outstanding	—	3,339,779	—

Senior loans	—	16,063,140	—

U.S. Government and agency mortgage obligations	—	3,176,617	—

U.S. Treasury Obligations	—	993,264	—

Warrants	10,098	19,692	2

Short-term investments	36,616,088	50,223,348	—

Totals by level	$36,660,657	$515,287,877	$777,444

	Level 1	Level 2	Level 3

Other financial instruments:	$(4,167,198)	$(33,950,050)	$(149,079)

Other financial instruments include futures, written options, swaps, forward currency contracts and receivable purchase agreements.

Putnam VT Diversified Income Fund 49

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)†	sales	Level 3	2009

Asset-backed securities	$916,293	$—	$(15,831)	$15,781	$—	$(241,313)	$674,930

Common stocks:

Consumer cyclicals	$8	—	—	—	—	—	$8

Energy	$39,161	—	44,608	(27,318)	(55,859)	2,035	$2,627

Total common stocks	$39,169	$—	$44,608	$(27,318)	$(55,859)	$2,035	$2,635

Corporate bonds and notes	$13,587	3,844	1,059	(3,274)	(1,654)	(12,347)	$1,215

Mortgage-backed securities	$—	—	(2,248)	9,139	19,130	72,641	$98,662

Senior loans	$549,450	11,531	(907,746)	614,065	(267,300)	—	$—

Warrants	$722	—	(16,842)	16,122	—	—	$2

Totals:	$1,519,221	$15,375	$(897,000)	$624,515	$(305,683)	$(178,984)	$777,444

† Includes $6,892 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
	2008††	premiums	gain/(loss)	(depreciation)†	sales	Level 3	2009††

Other financial instruments:	$(167,141)	$—	$—	$18,062	$—	$—	$(149,079)

† Includes $18,062 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount payable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

50 Putnam VT Diversified Income Fund

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $490,292,583)	$516,109,890

Affiliated issuers (identified cost $36,616,088) (Note 6)	36,616,088

Cash	4,531

Foreign currency (cost $470,343) (Note 1)	470,522

Interest and other receivables	5,747,594

Foreign tax reclaim	4,660

Receivable for shares of the fund sold	20,049

Receivable for investments sold	40,489,251

Receivable for sales of delayed delivery securities (Notes 1 and 7)	16,778

Unrealized appreciation on swap contracts (Note 1)	52,482,348

Unrealized appreciation on forward currency contracts (Note 1)	1,268,616

Premium paid on swap contracts (Note 1)	516,399

Total assets	653,746,726

Liabilities

Payable for variation margin (Note 1)	496,081

Payable for investments purchased	45,487,886

Payable for purchases of delayed delivery securities (Notes 1 and 7)	99,902

Payable for shares of the fund repurchased	110,170

Payable for compensation of Manager (Note 2)	703,902

Payable for investor servicing fees (Note 2)	12,743

Payable for custodian fees (Note 2)	40,852

Payable for Trustee compensation and expenses (Note 2)	99,502

Payable for administrative services (Note 2)	3,196

Payable for distribution fees (Note 2)	72,824

Unrealized depreciation on forward currency contracts (Note 1)	2,156,213

Payable for receivable purchase agreement (Note 2)	149,079

Interest payable (Note 2)	169,462

Written options outstanding, at value (premiums received $31,596,987)
(Notes 1 and 3)	27,305,590

Premium received on swap contracts (Note 1)	9,905,714

Unrealized depreciation on swap contracts (Note 1)	48,849,896

Collateral on certain derivative contracts, at value (Note 1)	993,264

Other accrued expenses	196,419

Total liabilities	136,852,695

Net assets	$516,894,031

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$542,193,307

Undistributed net investment income (Note 1)	70,133,484

Accumulated net realized loss on investments and foreign currency
transactions (Note 1)	(124,275,165)

Net unrealized appreciation of investments and assets and liabilities
in foreign currencies	28,842,405

Total — Representing net assets applicable
to capital shares outstanding	$516,894,031

Computation of net asset value Class IA

Net Assets	$167,996,344

Number of shares outstanding	20,709,494

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$8.11

Computation of net asset value Class IB

Net Assets	$348,897,687

Number of shares outstanding	43,078,371

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$8.10

Statement of operations
Year ended 12/31/09

Investment income

Interest (net of foreign tax of $11,694 ) (including interest income
of $101,922 from investments in affiliated issuers) (Note 6)	$39,729,408

Dividends	10,309

Total investment income	39,739,717

Expenses

Compensation of Manager (Note 2)	2,798,142

Investor servicing fees (Note 2)	119,501

Custodian fees (Note 2)	98,900

Trustee compensation and expenses (Note 2)	36,411

Administrative services (Note 2)	24,580

Distribution fees — Class IB (Note 2)	638,810

Interest expense (Note 2)	169,462

Other	373,690

Fees waived and reimbursed by Manager (Note 2)	(523,035)

Total expenses	3,736,461

Expense reduction (Note 2)	(2,089)

Net expenses	3,734,372

Net investment income	36,005,345

Net realized gain on investments (Notes 1 and 3)	7,086,444

Net realized loss on swap contracts (Note 1)	(14,529,073)

Net realized loss on futures contracts (Note 1)	(7,345,612)

Net realized gain on foreign currency transactions (Note 1)	2,714,953

Net realized gain on written options (Notes 1 and 3)	2,330,592

Net unrealized depreciation of assets and liabilities in
foreign currencies during the year	(710,887)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, TBA sale commitments, and
receivable purchase agreements during the year	149,010,383

Net gain on investments	138,556,800

Net increase in net assets resulting from operations	$174,562,145

The accompanying notes are an integral part of these financial statements.

Putnam VT Diversified Income Fund 51

Statement of changes in net assets

	Putnam VT
	Diversified Income Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$36,005,345	$24,228,365

Net realized loss on investments and
foreign currency transactions	(9,742,696)	(25,168,410)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	148,299,496	(136,624,523)

Net increase (decrease) in net assets
resulting from operations	174,562,145	(137,564,568)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(10,441,397)	(13,071,030)

Class IB	(15,935,770)	(12,116,691)

Increase in capital from settlement
payments	—	13,092

Increase (decrease) from capital share
transactions (Note 4)	67,307,191	(9,647,811)

Total increase (decrease) in net assets	215,492,169	(172,387,008)

Net assets:

Beginning of year	301,401,862	473,788,870

End of year (including undistributed net
investment income of $70,133,484 and
$39,645,897, respectively)	$516,894,031	$301,401,862

The accompanying notes are an integral part of these financial statements.

52 Putnam VT Diversified Income Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,d,e	Ratio of expenses to average net assets, excluding interest expense (%) b,d,e	Ratio of net investment income (loss) to average net assets (%) d	Portfolio turnover (%) f

Putnam VT Diversified Income Fund (Class IA)

12/31/09	$5.72	.61	2.29	2.90	(.51)	(.51)	—	$8.11	54.83	$167,996	.77 i	.73	9.07	167.77

12/31/08	8.81	.47	(3.07)	(2.60)	(.49)	(.49)	— g,h	5.72	(31.07)	127,770.74		.74	6.19	198.09

12/31/07	8.89	.46	(.09)	.37	(.45)	(.45)	—	8.81	4.31	248,629.75		.75	5.25	78.65

12/31/06	8.86	.44	.11	.55	(.52)	(.52)	—	8.89	6.60	291,212.76		.76	5.12	87.14

12/31/05	9.27	.44	(.16)	.28	(.69)	(.69)	—	8.86	3.28	348,430.79		.79	4.96	115.07

Putnam VT Diversified Income Fund (Class IB)

12/31/09	$5.68	.61	2.30	2.91	(.49)	(.49)	—	$8.10	55.35	$348,898	1.02 i	.98	8.95	167.77

12/31/08	8.70	.43	(2.98)	(2.55)	(.47)	(.47)	— g,h	5.68	(30.82)	173,632.99		.99	5.71	198.09

12/31/07	8.78	.43	(.08)	.35	(.43)	(.43)	—	8.70	4.13	225,160	1.00	1.00	5.02	78.65

12/31/06	8.76	.42	.10	.52	(.50)	(.50)	—	8.78	6.29	188,602	1.01	1.01	4.86	87.14

12/31/05	9.17	.41	(.15)	.26	(.67)	(.67)	—	8.76	3.05	160,295	1.04	1.04	4.70	115.07

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.13%

12/31/08	0.13

12/31/07	0.08

12/31/06	0.09

12/31/05	0.03

e Includes amounts paid through expense offset arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Amount represents less than $0.01 per share.

h Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the Securities and Exchange Commission (the “SEC”) which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008 (Note 9).

i Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.04% of average net assets as of December 31, 2009 (Note 2).

The accompanying notes are an integral part of these financial statements.

Putnam VT Diversified Income Fund 53

Putnam VT Equity Income Fund

Investment objective
Capital growth and current income

Net asset value December 31, 2009

Class IA: $12.24	Class IB: $12.15

Performance summary

Total return at net asset value
(as of 12/31/09)†	Class IA shares*	Class IB shares*

1 year	27.82%	27.48%

5 years	14.91	13.46
Annualized	2.82	2.56

Life	56.65	53.99
Annualized	6.96	6.69

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: May 1, 2003.

† Recent performance benefited from receipt of a Tyco International, Ltd. Class Action Settlement pertaining to investments made prior to 2003.

The Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s manager

The past year offered equity investors much better than average returns. While the media fretted over the timing and effectiveness of the Troubled Asset Relief Program (TARP), bank/broker recapitalizations, quantitative easing, and the credit cycle, the market rallied from mid March forward, as confidence grew that the financial system had avoided a meltdown. Because the low stock prices of late 2008 and early 2009 had begun to discount the possibility of a financial collapse, the performance of corporate bonds and equities exploded off their mid-March lows. Against this backdrop, Putnam VT Equity Income Fund’s class IA shares returned 27.82% at net asset value for the 12 months ended December 31, 2009.

The best performance over the period generally came from high-beta stocks — for which performance tends to follow the broader stock market — as well as small-cap stocks and companies with highly leveraged balance sheets. The fund typically invests in the types of companies that tended to underperform: low-beta stocks with low price/book values, high ROICs (return on invested capital), high ROEs (return on equity), and high dividend yields. Despite a market that favored historically volatile equities, the fund participated strongly in 2009’s robust equity market, primarily as a result of good stock selection.

The fund’s strongest performance tended to be in stocks that benefited from the ebbing of panic in the financial system — companies like State Street Corporation, Discover Financial Services, and Capital One Financial. Management trimmed the fund’s holdings in these positions as the stocks appreciated to overly large percentages of the portfolio, and the fund no longer holds Capital One shares. Another strong performer was AES Corporation, a global power company that operates in nearly 30 countries. AES makes relatively high use of debt, which was worrisome to investors during the market meltdown. Since the fund held mainly defensive companies with strong balance sheets, management took the opportunity to add a pro-cyclical company that would benefit from a strengthening economy, a move that proved beneficial.

Stocks that generally lagged the market tended to be low-beta, conservative, yield stocks, such as British Petroleum in the integrated oil business, Pepco Holdings and Edison International in the utilities sector, and Lockheed Martin in the defense sector. Lockheed Martin was sold by year-end. Many of these types of stocks underperformed the market rally as investors sought out less conservative positions. The fund still holds all of these stocks.

The fund benefited during the period as a result of a court-ordered settlement distribution made to eligible holders of Tyco International Ltd. common stock. The fund received $2,023,000 in March 2009.

Looking forward, many of today’s trends may continue for some months: Management believes that unemployment should peak and start to decline, productivity growth will likely stay strong, global GDP growth should accelerate to moderate levels, and earnings growth will continue. These trends should be positive for equity investors but may not be as rewarding as they were in 2009, since the market is now pricing in expectation of growing earnings and an economic recovery. By paying close attention to company fundamentals and stock valuation going forward, disciplined trading should add value for equity investors, and management’s stock selection process should be well suited to this type of environment.

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise. Current and future portfolio holdings are subject to risk.

54 Putnam VT Equity Income Fund

Your fund’s manager

Portfolio Manager Bartlett Geer is a CFA charterholder. He joined Putnam in 2000 and has been in the investment industry since 1981.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Equity Income Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.21	$5.59	$3.87	$5.14

Ending value (after expenses)	$1,198.80	$1,197.00	$1,021.37	$1,020.11

Annualized expense ratio†	0.76%	1.01%	0.76%	1.01%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT Equity Income Fund 55

The fund’s portfolio 12/31/09

COMMON STOCKS (94.0%)*	Shares	Value

Advertising and marketing services (0.4%)
Omnicom Group, Inc.	37,190	$1,455,989

		1,455,989
Aerospace and defense (1.9%)
L-3 Communications Holdings, Inc.	8,620	749,509

Northrop Grumman Corp.	23,970	1,338,725

Raytheon Co. S	110,040	5,669,261

		7,757,495
Automotive (0.4%)
TRW Automotive Holdings Corp. † S	72,230	1,724,852

		1,724,852
Banking (9.3%)
Bank of America Corp.	744,070	11,205,694

Bank of New York Mellon Corp. (The)	56,710	1,586,179

JPMorgan Chase & Co.	52,840	2,201,843

State Street Corp.	308,130	13,415,980

SunTrust Banks, Inc. S	174,420	3,538,982

Wells Fargo & Co.	211,702	5,713,837

		37,662,515
Biotechnology (2.3%)
Amgen, Inc. †	101,250	5,727,713

Genzyme Corp. †	74,130	3,633,111

		9,360,824
Building materials (0.3%)
Owens Corning, Inc. † S	46,970	1,204,311

		1,204,311
Cable television (2.2%)
Comcast Corp. Special Class A	206,030	3,298,540

DIRECTV Class A †	98,050	3,269,968

DISH Network Corp. Class A	70,600	1,466,362

Time Warner Cable, Inc.	15,980	661,412

		8,696,282
Chemicals (2.2%)
FMC Corp.	64,710	3,608,230

Lubrizol Corp. (The) S	71,940	5,248,023

		8,856,253
Commercial and consumer services (0.2%)
Equifax, Inc.	25,860	798,815

H&R Block, Inc.	8,120	183,674

		982,489
Communications equipment (—%)
Qualcomm, Inc.	3,590	166,073

		166,073
Computers (2.4%)
Dell, Inc. † S	210,590	3,024,072

EMC Corp. † S	141,950	2,479,867

IBM Corp.	32,738	4,285,404

		9,789,343
Conglomerates (0.5%)
SPX Corp.	6,620	362,114

Tyco International, Ltd.	47,695	1,701,758

		2,063,872
Consumer (0.2%)
Jarden Corp.	21,590	667,347

		667,347
Consumer goods (3.7%)
Clorox Co.	4,688	285,968

Energizer Holdings, Inc. †	102,600	6,287,328

Kimberly-Clark Corp.	129,910	8,276,566

		14,849,862
Containers (0.3%)
Owens-Illinois, Inc. †	30,990	1,018,641

		1,018,641

COMMON STOCKS (94.0%)* cont.	Shares	Value

Electric utilities (6.4%)
Alliant Energy Corp.	72,920	$2,206,559

Ameren Corp.	64,800	1,811,160

Edison International	96,200	3,345,836

Entergy Corp.	16,077	1,315,742

Great Plains Energy, Inc. S	294,260	5,705,701

NV Energy, Inc.	353,750	4,379,425

Pepco Holdings, Inc. S	423,961	7,143,743

		25,908,166
Electrical equipment (0.7%)
Hubbell, Inc. Class B	58,640	2,773,672

		2,773,672
Electronics (1.1%)
Integrated Device Technology, Inc. †	134,010	867,045

Texas Instruments, Inc.	134,130	3,495,428

		4,362,473
Engineering and construction (0.1%)
KBR, Inc.	24,710	469,490

		469,490
Financial (3.7%)
Assurant, Inc.	206,750	6,094,990

Discover Financial Services	598,571	8,804,979

		14,899,969
Food (1.3%)
Campbell Soup Co.	104,266	3,524,191

Kraft Foods, Inc. Class A	56,930	1,547,357

		5,071,548
Forest products and packaging (0.6%)
Sonoco Products Co.	78,120	2,285,010

		2,285,010
Health-care services (3.0%)
AmerisourceBergen Corp.	158,450	4,130,792

McKesson Corp.	89,530	5,595,625

Omnicare, Inc. S	42,980	1,039,256

WellPoint, Inc. †	25,990	1,514,957

		12,280,630
Insurance (5.2%)
Aflac, Inc.	24,180	1,118,325

Allied World Assurance Company Holdings,
Ltd. (Bermuda)	45,040	2,074,993

Arch Capital Group, Ltd. †	16,160	1,156,248

Assured Guaranty, Ltd. (Bermuda) S	148,030	3,221,133

Axis Capital Holdings, Ltd.	81,480	2,314,847

Fidelity National Financial, Inc. Class A	159,600	2,148,216

Hartford Financial Services Group, Inc. (The)	94,910	2,207,607

MetLife, Inc.	62,190	2,198,417

PartnerRe, Ltd.	16,570	1,237,116

Platinum Underwriters Holdings, Ltd.
(Bermuda)	27,580	1,056,038

RenaissanceRe Holdings, Ltd.	14,750	783,963

Validus Holdings, Ltd. (Bermuda)	54,183	1,459,690

		20,976,593
Investment banking/Brokerage (2.0%)
Goldman Sachs Group, Inc. (The)	1,130	190,789

Janus Capital Group, Inc.	8,650	116,343

Legg Mason, Inc.	19,380	584,501

Morgan Stanley	241,880	7,159,648

		8,051,281
Lodging/Tourism (—%)
Wyndham Worldwide Corp.	5,770	116,381

		116,381

56 Putnam VT Equity Income Fund

COMMON STOCKS (94.0%)* cont.	Shares	Value

Manufacturing (0.1%)
Cooper Industries PLC Class A	7,460	$318,094

Dover Corp.	960	39,946

		358,040
Media (1.7%)
Interpublic Group of Companies, Inc. (The) †	538,690	3,975,532

Viacom, Inc. Class B †	100,020	2,973,595

		6,949,127
Medical technology (1.4%)
Boston Scientific Corp. †	351,016	3,159,144

Covidien PLC (Ireland)	19,482	932,993

Medtronic, Inc.	38,810	1,706,864

		5,799,001
Oil and gas (14.5%)
Anadarko Petroleum Corp.	7,450	465,029

BP PLC ADR (United Kingdom)	184,200	10,678,074

Chevron Corp.	253,090	19,485,399

Marathon Oil Corp.	339,240	10,591,073

Newfield Exploration Co. †	2,660	128,292

Occidental Petroleum Corp.	23,360	1,900,336

Total SA (France)	228,900	14,656,502

Total SA ADR (France)	10	640

Valero Energy Corp.	39,661	664,322

		58,569,667
Pharmaceuticals (7.1%)
Abbott Laboratories	140,000	7,558,600

Johnson & Johnson	115,180	7,418,744

Pfizer, Inc.	746,480	13,578,471

		28,555,815
Power producers (1.7%)
AES Corp. (The) † S	521,220	6,937,438

		6,937,438
Real estate (2.1%)
Annaly Capital Management, Inc. R S	358,180	6,214,423

MFA Mortgage Investments, Inc. R	322,040	2,366,994

		8,581,417
Regional Bells (1.5%)
AT&T, Inc.	59,650	1,671,990

Verizon Communications, Inc.	134,750	4,464,268

		6,136,258
Restaurants (0.1%)
Brinker International, Inc.	33,733	503,296

		503,296
Retail (5.3%)
Barnes & Noble, Inc. S	39,970	762,228

Big Lots, Inc. † S	113,620	3,292,708

CVS Caremark Corp.	205,710	6,625,919

Foot Locker, Inc.	147,950	1,648,163

GameStop Corp. Class A †	39,030	856,318

Kroger Co.	68,880	1,414,106

Macy’s, Inc.	157,300	2,636,348

Wal-Mart Stores, Inc.	74,650	3,990,043

		21,225,833
Semiconductor (0.4%)
Atmel Corp. †	386,111	1,779,972

		1,779,972
Software (4.6%)
Activision Blizzard, Inc. †	60,140	668,155

CA, Inc.	104,250	2,341,455

Microsoft Corp. S	335,151	10,218,754

Parametric Technology Corp. †	205,850	3,363,589

Symantec Corp. †	117,260	2,097,781

		18,689,734

COMMON STOCKS (94.0%)* cont.	Shares	Value

Textiles (0.2%)
Hanesbrands, Inc. †	37,230	$897,615

		897,615
Tire and rubber (1.0%)
Goodyear Tire & Rubber Co. (The) †	285,890	4,031,049

		4,031,049
Tobacco (1.7%)
Lorillard, Inc.	28,470	2,284,148

Philip Morris International, Inc.	93,270	4,494,681

		6,778,829
Waste Management (0.2%)
IESI-BFC, Ltd. (Canada) S	60,252	965,234

		965,234
Total common stocks (cost $293,477,799)		$380,209,686

CONVERTIBLE BONDS AND NOTES (2.6%)*	Principal amount	Value

Alexandria Real Estate Equities, Inc.
144A cv. sr. unsec. notes 8s, 2029 R	$830,000	$1,419,134

Alliance Data Systems Corp.
144A cv. sr. notes 4 3/4s, 2014	4,195,000	6,417,259

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	510,000	644,334

Omnicare, Inc. cv. company guaranty sr. unsec.
debs Ser. OCR, 3 1/4s, 2035	778,000	633,098

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	295,000	371,147

WESCO International, Inc. cv. company
guaranty sr. unsec. notes 6s, 2029	830,000	1,008,948

Total convertible bonds and notes (cost $7,873,108)		$10,493,920

CONVERTIBLE PREFERRED STOCKS (2.4%)*	Shares	Value

Bank of America Corp. 10.00% cv. pfd.	174,220	$2,599,362

Great Plains Energy, Inc. $6.00 cv. pfd. S	65,745	4,375,987

XL Capital, Ltd. $2.687 cv. pfd.	101,280	2,827,738

Total convertible preferred stocks (cost $8,274,139)		$9,803,087

INVESTMENT COMPANIES (0.5%)*	Shares	Value

Apollo Investment Corp.	202,080	$1,925,822

Total investment companies (cost $1,949,995)		$1,925,822

SHORT-TERM INVESTMENTS (9.0%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	2,418,724	$2,418,724

Short-term investments held as collateral
for loaned securities with yields ranging
from zero% to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 d	$33,871,530	33,867,290

Total short-term investments (cost $36,286,014)		$36,286,014
Total investments (cost $347,861,055)		$438,718,529

Putnam VT Equity Income Fund 57

Key to holding’s abbreviations
ADR	American Depository Receipts

* Percentages indicated are based on net assets of $404,367,165.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at December 31, 2009.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

ASC 820, Fair Value Measurements and Disclosures, establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$11,141,263	$—	$—

Capital goods	13,342,572	—	—

Communication services	14,832,540	—	—

Conglomerates	2,063,872	—	—

Consumer cyclicals	31,214,968	—	—

Consumer staples	35,243,560	—	—

Energy	43,913,165	14,656,502	—

Financial	90,171,775	—	—

Health care	55,996,270	—	—

Technology	34,787,595	—	—

Utilities and power	32,845,604	—	—

Total common stocks	365,553,184	14,656,502	—

Convertible bonds and notes	—	10,493,920	—

Convertible preferred stocks	2,599,362	7,203,725	—

Investment companies	1,925,822	—	—

Short-term investments	2,418,724	33,867,290	—

Totals by level	$372,497,092	$66,221,437	$—

The accompanying notes are an integral part of these financial statements.

58 Putnam VT Equity Income Fund

Statement of assets and liabilities
12/31/09

Assets

Investment in securities, at value, including $32,905,211
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $345,442,331)	$436,299,805

Affiliated issuers (identified cost $2,418,724) (Note 6)	2,418,724

Cash	7,599

Dividends, interest and other receivables	1,122,311

Receivable for shares of the fund sold	3,555

Total assets	439,851,994

Liabilities

Payable for investments purchased	867,773

Payable for shares of the fund repurchased	234,597

Payable for compensation of Manager (Note 2)	223,435

Payable for investor servicing fees (Note 2)	10,068

Payable for custodian fees (Note 2)	11,686

Payable for Trustee compensation and expenses (Note 2)	125,116

Payable for administrative services (Note 2)	2,500

Payable for distribution fees (Note 2)	43,835

Collateral on securities loaned, at value (Note 1)	33,867,290

Other accrued expenses	98,529

Total liabilities	35,484,829

Net assets	$404,367,165

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 12)	$547,057,283

Undistributed net investment income (Notes 1 and 12)	7,731,306

Accumulated net realized loss on investments and foreign
currency transactions (Notes 1 and 12)	(241,278,898)

Net unrealized appreciation of investments (Note 12)	90,857,474

Total — Representing net assets applicable to
capital shares outstanding	$404,367,165

Computation of net asset value Class IA

Net Assets	$198,349,476

Number of shares outstanding	16,198,691

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.24

Computation of net asset value Class IB

Net Assets	$206,017,689

Number of shares outstanding	16,949,293

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.15

Statement of operations
Year ended 12/31/09

Investment income

Dividends (net of foreign tax of $120,595)	$10,605,764

Interest (including interest income of $2,450 from investments
in affiliated issuers) (Note 6)	152,449

Securities lending	53,735

Total investment income	10,811,948

Expenses

Compensation of Manager (Note 2)	2,202,237

Investor servicing fees (Note 2)	101,111

Custodian fees (Note 2)	30,367

Trustee compensation and expenses (Note 2)	31,390

Administrative services (Note 2)	23,270

Distribution fees — Class IB (Note 2)	429,573

Other	188,203

Fees waived and reimbursed by Manager (Note 2)	(3,125)

Total expenses	3,003,026

Expense reduction (Note 2)	(17,686)

Net expenses	2,985,340

Net investment income	7,826,608

Net realized loss on investments (Notes 1 and 3)	(15,699,194)

Net realized gain on foreign currency transactions (Note 1)	10,517

Net unrealized appreciation of investments during the year	112,441,860

Net gain on investments	96,753,183

Net increase in net assets resulting from operations	$104,579,791

The accompanying notes are an integral part of these financial statements.

Putnam VT Equity Income Fund 59

Statement of changes in net assets

	Putnam VT
	Equity Income Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$7,826,608	$4,499,396

Net realized loss on investments and
foreign currency transactions	(15,688,677)	(26,115,077)

Net unrealized appreciation (depreciation)
of investments	112,441,860	(48,705,086)

Net increase (decrease) in net assets
resulting from operations	104,579,791	(70,320,767)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(2,250,848)	(2,461,498)

Class IB	(2,082,347)	(1,931,313)

Net realized short-term gain
on investments

Class IA	—	(2,391,299)

Class IB	—	(2,161,081)

From net realized long-term gain
on investments

Class IA	—	(2,451,348)

Class IB	—	(2,215,349)

Increase (decrease) from capital share
transactions (Notes 4 and 12)	159,889,008	(13,190,008)

Total increase (decrease) in net assets	260,135,604	(97,122,663)

Net assets:

Beginning of year	144,231,561	241,354,224

End of year (including undistributed net
investment income of $7,731,306 and
$4,230,805, respectively)	$404,367,165	$144,231,561

The accompanying notes are an integral part of these financial statements.

60 Putnam VT Equity Income Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,d,e	Ratio of net investment income (loss) to average net assets (%) e	Portfolio turnover (%)

Putnam VT Equity Income Fund (Class IA)

12/31/09	$9.72	.25	2.40 f	2.65	(.13)	—	(.13)	$12.24	27.82 f	$198,349.76		2.43	111.79

12/31/08	15.06	.30	(4.76)	(4.46)	(.30)	(.58)	(.88)	9.72	(31.02)	76,350.78		2.41	73.65

12/31/07	15.87	.28	.24	.52	(.25)	(1.08)	(1.33)	15.06	3.46	128,150.77		1.79	74.27

12/31/06	13.96	.27	2.31	2.58	(.20)	(.47)	(.67)	15.87	19.15	128,870.79		1.85	81.54

12/31/05	13.54	.22 g	.53	.75	(.15)	(.18)	(.33)	13.96	5.71	106,970.81		1.64 g	59.47

Putnam VT Equity Income Fund (Class IB)

12/31/09	$9.66	.23	2.37 f	2.60	(.11)	—	(.11)	$12.15	27.48 f	$206,018	1.01	2.17	111.79

12/31/08	14.97	.27	(4.74)	(4.47)	(.26)	(.58)	(.84)	9.66	(31.21)	67,881	1.03	2.16	73.65

12/31/07	15.79	.24	.24	.48	(.22)	(1.08)	(1.30)	14.97	3.19	113,204	1.02	1.54	74.27

12/31/06	13.89	.23	2.31	2.54	(.17)	(.47)	(.64)	15.79	18.93	112,555	1.04	1.61	81.54

12/31/05	13.49	.19 g	.52	.71	(.13)	(.18)	(.31)	13.89	5.43	82,356	1.06	1.40 g	59.47

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	<0.01%

12/31/08	<0.01

12/31/07	<0.01

12/31/06	0.01

12/31/05	0.01

f Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.06 per share outstanding as of March 13, 2009. This payment resulted in an increase to total returns of 0.63% for the year ended December 31, 2009.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding broker allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

Putnam VT Equity Income Fund 61

Putnam VT The George Putnam Fund of Boston

Investment objective

Balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value December 31, 2009

Class IA: $6.84	Class IB: $6.81

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares*	Class IB shares*

1 year	26.10%	25.63%

5 years	–11.35	–12.49
Annualized	–2.38	–2.63

10 years	14.15	11.36
Annualized	1.33	1.08

Life	17.94	14.99
Annualized	1.42	1.20

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: April 30, 1998.

The Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Russell 1000 Value Index and 40% of which is the Barclays Capital Aggregate Bond Index. The Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s managers

During 2009, conditions changed considerably in the U.S. stock markets. The period began amid great turbulence and historic declines, as the financial crisis took its toll on the broad economy. After hitting lows in March, stocks staged a remarkable recovery, as investors regained their appetite for risk. The bond markets, meanwhile, staged a similar recovery after the federal government initiated a series of policy measures designed to stabilize the markets, including the Troubled Asset Relief Program (TARP) and the Federal Reserve Board’s purchase of hundreds of billions of dollars worth of mortgage and Treasury bonds. In this environment, Putnam VT The George Putnam Fund of Boston’s class IA shares returned 26.10% at net asset value for the 12 months ended December 31, 2009.

During the beginning of the year, management used the early bond market rally to shift the fund to a more conservative profile, selling many of the portfolio’s mortgage-backed securities and redeploying assets to positions in investment-grade corporate bonds, which management believed were more attractively valued. By reducing the use of derivatives, the management team diversified the risk on the fixed-income side of the portfolio, and eliminated, in favor of simpler positioning, some of the more complex strategies that had been used. This strategy proved beneficial, as the fixed-income portion of the fund was able to generate strong returns without taking on excessive risk.

On the equity side, management focused the investments primarily in large, well-known U.S. firms, seeking companies with attractive valuations that perform well versus their industry peers. Examples of holdings that contributed strong results over the year include Hospira, a supplier to the health-care industry. TJX, a discount retailer that has taken market share from its competitors during the economic downturn, also falls into this category.

The top detractors for the year were stocks generally considered defensive, including aerospace and defense company Lockheed Martin, and Kroger, a leading supermarket company. Although Lockheed Martin continues to generate significant cash flow and has a solid record for increasing shareholder value, concerns about future earnings growth caused the stock to sell off during the past six months. Meanwhile, management expected Kroger would show steady earnings over the near term. Instead, the competitive environment hurt profit margins and resulted in disappointing earnings.

Looking ahead, management continues to invest the equity side of the portfolio in a conservative manner, favoring large multinational companies with solid balance sheets and stable cash flows. On the fixed-income side, we continue to find great relative-value opportunities in more liquid mortgage credit securities (CMBS and RMBS) that are at the top of the capital structure and hold an overweight exposure to corporate bonds. At this time, the fund has underweights to agency mortgage pass through securities and to Treasuries. Management’s overall view of the U.S. markets remains cautious, given the nation’s high unemployment rate and the high levels of federal deficit spending.

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. The fund may have a significant portion of its holdings in bonds. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Value investing seeks underpriced stocks, which may fail to rebound. Current and future portfolio holdings are subject to risk.

62 Putnam VT The George Putnam Fund of Boston

Your fund’s managers

Portfolio Manager David Calabro joined Putnam in 2008 and has been in the investment industry since 1982.

Portfolio Manager Raman Srivastava is a Portfolio Construction Specialist at Putnam. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1997.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Reflects equity holdings and cash only. Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT The George Putnam Fund
of Boston	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$5.30	$6.64	$4.99	$6.26

Ending value (after expenses)	$1,143.80	$1,142.60	$1,020.27	$1,019.00

Annualized expense ratio† ‡	0.98%	1.23%	0.98%	1.23%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.10% of average net assets for the six months ended 12/31/09.

Putnam VT The George Putnam Fund of Boston 63

The fund’s portfolio 12/31/09

COMMON STOCKS (56.8%)*	Shares	Value

Basic materials (1.9%)
Alcoa, Inc.	43,800	$706,056

Dow Chemical Co. (The)	14,800	408,924

E.I. du Pont de Nemours & Co.	26,500	892,255

Nucor Corp.	22,700	1,058,955

PPG Industries, Inc.	13,800	807,852

Weyerhaeuser Co.	6,700	289,038

		4,163,080
Capital goods (3.3%)
Avery Dennison Corp.	5,200	189,748

Boeing Co. (The)	7,150	387,030

Caterpillar, Inc.	7,800	444,522

Deere (John) & Co.	6,400	346,176

Emerson Electric Co.	9,600	408,960

Lockheed Martin Corp.	25,200	1,898,820

Northrop Grumman Corp.	11,300	631,105

Parker-Hannifin Corp.	12,500	673,500

Raytheon Co.	21,900	1,128,288

United Technologies Corp.	17,800	1,235,498

		7,343,647
Communication services (3.8%)
AT&T, Inc.	123,900	3,472,917

Comcast Corp. Class A	50,300	848,058

DIRECTV Class A †	16,300	543,605

DISH Network Corp. Class A	10,700	222,239

Telefonica SA ADR (Spain)	2,400	200,448

Time Warner Cable, Inc.	15,700	649,823

Verizon Communications, Inc.	54,640	1,810,223

Vodafone Group PLC ADR (United Kingdom)	28,600	660,374

		8,407,687
Conglomerates (1.2%)
3M Co.	7,700	636,559

General Electric Co.	98,700	1,493,331

Honeywell International, Inc.	13,400	525,280

		2,655,170
Consumer cyclicals (4.2%)
D.R. Horton, Inc.	14,700	159,789

Gap, Inc. (The)	9,100	190,645

Home Depot, Inc. (The)	43,500	1,258,455

Lowe’s Cos., Inc.	32,600	762,514

Marriott International, Inc. Class A	11,018	300,241

Staples, Inc.	22,400	550,816

Target Corp.	16,300	788,431

Time Warner, Inc.	35,900	1,046,126

TJX Cos., Inc. (The)	29,900	1,092,845

Viacom, Inc. Class B †	34,100	1,013,793

Wal-Mart Stores, Inc.	14,200	758,990

Walt Disney Co. (The)	29,100	938,475

Whirlpool Corp.	3,500	282,310

		9,143,430
Consumer staples (5.5%)
Campbell Soup Co.	28,200	953,160

Clorox Co.	21,500	1,311,500

Coca-Cola Co. (The)	2,700	153,900

CVS Caremark Corp.	37,800	1,217,538

General Mills, Inc.	5,900	417,779

Kellogg Co.	21,700	1,154,440

Kimberly-Clark Corp.	21,100	1,344,281

COMMON STOCKS (56.8%)* cont.	Shares	Value

Consumer staples cont.
Kraft Foods, Inc. Class A	26,102	$709,452

Kroger Co.	23,600	484,508

Lorillard, Inc.	8,500	681,955

Newell Rubbermaid, Inc.	27,500	412,775

Philip Morris International, Inc.	51,780	2,495,278

Procter & Gamble Co. (The)	13,700	830,631

		12,167,197
Energy (9.3%)
Anadarko Petroleum Corp.	10,100	630,442

Chevron Corp.	65,000	5,004,350

ConocoPhillips	18,400	939,688

Devon Energy Corp.	7,300	536,550

EOG Resources, Inc.	3,200	311,360

Exxon Mobil Corp.	68,600	4,677,834

Halliburton Co.	20,800	625,872

Marathon Oil Corp.	43,100	1,345,582

Newfield Exploration Co. †	13,200	636,636

Noble Corp. (Switzerland)	11,600	472,120

Occidental Petroleum Corp.	23,200	1,887,320

Total SA ADR (France)	32,800	2,100,512

Valero Energy Corp.	28,200	472,350

Weatherford International, Ltd. (Switzerland) †	8,400	150,444

Williams Cos., Inc. (The)	27,800	586,024

		20,377,084
Financials (11.2%)
ACE, Ltd.	23,600	1,189,440

Allstate Corp. (The)	17,200	516,688

Bank of America Corp.	114,330	1,721,810

Bank of New York Mellon Corp. (The)	54,300	1,518,771

Chubb Corp. (The)	31,800	1,563,924

Digital Realty Trust, Inc. R	2,800	140,784

Equity Residential R	17,352	586,151

Everest Re Group, Ltd.	6,400	548,352

Goldman Sachs Group, Inc. (The)	14,680	2,478,571

JPMorgan Chase & Co.	98,900	4,121,163

Marsh & McLennan Cos., Inc.	29,000	640,320

MetLife, Inc.	41,000	1,449,350

Morgan Stanley	41,850	1,238,760

PNC Financial Services Group, Inc.	14,800	781,292

RenaissanceRe Holdings, Ltd.	10,600	563,390

Simon Property Group, Inc. R	5,441	434,192

State Street Corp.	13,800	600,852

SunTrust Banks, Inc.	11,500	233,335

Travelers Cos., Inc. (The)	35,700	1,780,002

U.S. Bancorp	12,400	279,124

Wells Fargo & Co.	80,900	2,183,491

		24,569,762
Health care (7.5%)
Abbott Laboratories	13,900	750,461

Aetna, Inc.	27,300	865,410

Amgen, Inc. †	3,600	203,652

Baxter International, Inc.	14,200	833,256

Boston Scientific Corp. †	58,400	525,600

Bristol-Myers Squibb Co.	22,700	573,175

Covidien PLC (Ireland)	26,925	1,289,438

Genzyme Corp. †	2,800	137,228

Hospira, Inc. †	11,300	576,300

Johnson & Johnson	38,400	2,473,344

64 Putnam VT The George Putnam Fund of Boston

COMMON STOCKS (56.8%)* cont.	Shares	Value

Health care cont.
McKesson Corp.	12,700	$793,750

Medtronic, Inc.	22,000	967,560

Merck & Co., Inc.	42,400	1,549,296

Pfizer, Inc.	228,648	4,159,107

WellPoint, Inc. †	13,900	810,231

		16,507,808
Technology (4.7%)
Applied Materials, Inc.	21,600	301,104

Atmel Corp. †	165,800	764,338

Cisco Systems, Inc. †	37,300	892,962

Electronic Arts, Inc. †	18,800	333,700

EMC Corp. †	59,800	1,044,706

IBM Corp.	8,500	1,112,650

Intel Corp.	40,600	828,240

KLA-Tencor Corp.	15,300	553,248

Microsoft Corp.	47,400	1,445,226

Motorola, Inc.	81,700	633,992

Nokia Corp. ADR (Finland)	21,500	276,275

Oracle Corp.	15,800	387,732

Texas Instruments, Inc.	16,800	437,808

Thermo Fisher Scientific, Inc. †	13,000	619,970

Yahoo!, Inc. †	44,400	745,032

		10,376,983
Transportation (0.6%)
Burlington Northern Santa Fe Corp.	7,500	739,650

FedEx Corp.	4,300	358,835

United Parcel Service, Inc. Class B	3,700	212,269

		1,310,754
Utilities and power (3.6%)
Ameren Corp.	14,600	408,070

American Electric Power Co., Inc.	24,000	834,960

Dominion Resources, Inc.	8,100	315,252

Duke Energy Corp.	20,700	356,247

Edison International	38,100	1,325,118

El Paso Corp.	43,600	428,588

Entergy Corp.	17,520	1,433,837

Exelon Corp.	8,900	434,943

FPL Group, Inc.	6,300	332,766

PG&E Corp.	34,640	1,546,676

Wisconsin Energy Corp.	10,100	503,283

		7,919,740
Total common stocks (cost $107,958,418)		$124,942,342

U.S. GOVERNMENT AND AGENCY MORTGAGE
OBLIGATIONS (7.0%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (7.0%)
Federal National Mortgage Association
Pass-Through Certificates
6s, TBA, January 1, 2040	$2,000,000	$2,118,438
5 1/2s, with due dates from July 1, 2033
to November 1, 2038	3,434,854	3,605,586
5 1/2s, TBA, January 1, 2040	4,000,000	4,188,438
5s, with due dates from August 1, 2033
to March 1, 2039	5,409,855	5,561,868

		15,474,330
Total U.S. government and agency mortgage obligations
(cost $15,465,066)		$15,474,330

U.S. GOVERNMENT AGENCY OBLIGATIONS (6.2%)*	Principal amount	Value

Fannie Mae

7 1/4s, May 15, 2030	$2,140,000	$2,734,020
2 3/4s, March 13, 2014	6,350,000	6,393,477

Freddie Mac 3 3/4s, March 27, 2019	800,000	784,857

General Electric Capital Corp. 1 5/8s, FDIC
guaranteed notes, January 7, 2011	1,000,000	1,010,504

Goldman Sachs Group, Inc (The) 1 5/8s, FDIC
guaranteed notes, July 15, 2011	1,000,000	1,008,944

JPMorgan Chase & Co. 2 5/8s, FDIC
guaranteed, December 1, 2010	1,000,000	1,019,658

Morgan Stanley 2s, FDIC guaranteed notes,
September 22, 2011	300,000	304,617

Wells Fargo & Co.

3s, FDIC guaranteed notes, December 9, 2011	132,000	136,273
2 1/8s, FDIC guaranteed notes, June 15, 2012	168,000	169,954

Total U.S. government agency obligations (cost $13,601,385)		$13,562,304

U.S. TREASURY OBLIGATIONS (6.6%)*	Principal amount	Value

U.S. Treasury Bonds 7 5/8s, February 15, 2025	$1,010,000	$1,365,236

U.S. Treasury Notes

5s, February 15, 2011	3,330,000	3,490,321
2 3/4s, February 15, 2019	930,000	856,436
2 3/4s, October 31, 2013	1,710,000	1,751,614
1 3/4s, January 31, 2014	2,400,000	2,354,906
1 1/8s, June 30, 2011	4,730,000	4,749,585

Total U.S. treasury obligations (cost $14,632,576)		$14,568,098

CORPORATE BONDS AND NOTES (11.5%)*	Principal amount	Value

Basic materials (0.8%)
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	$4,000	$4,604

ArcelorMittal sr. unsec. unsub. 9.85s, 2019
(Luxembourg)	50,000	64,375

Dow Chemical Co. (The) notes 9.4s, 2039	35,000	46,275

Dow Chemical Co. (The) sr. unsec.
notes 7.6s, 2014	127,000	144,512

Dow Chemical Co. (The) sr. unsec.
unsub. notes 8.55s, 2019	175,000	208,800

Dow Chemical Co. (The) sr. unsec.
unsub. notes 5.9s, 2015	137,000	147,217

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	209,000	228,594

Holcim, Ltd. 144A company guaranty 6s, 2019
(Switzerland)	40,000	41,636

International Paper Co. bonds 7.95s, 2018	75,000	86,506

International Paper Co. sr. unsec.
notes 9 3/8s, 2019	169,000	207,025

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	113,000	123,513

Rio Tinto Finance USA LTD company
guaranty sr. unsec. notes 9s, 2019 (Australia)	40,000	50,624

Sealed Air Corp. 144A notes 5 5/8s, 2013	25,000	26,434

Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)	6,000	7,170

Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)	7,000	8,155

Teck Resources, Ltd. sr. notes 9 3/4s, 2014 (Canada)	6,000	6,923

Vale Overseas, Ltd. company guaranty unsec.
unsub. notes 5 5/8s, 2019	287,000	289,792

Westvaco Corp. unsec. notes 7 1/2s, 2027	21,000	18,398

Xstrata Finance Canada, Ltd. 144A company
guaranty 5.8s, 2016 (Canada)	95,000	97,371

		1,807,924

Putnam VT The George Putnam Fund of Boston 65

CORPORATE BONDS AND NOTES (11.5%)* cont.	Principal amount	Value

Capital goods (0.2%)
Allied Waste North America, Inc. sec.
notes 6 1/2s, 2010	$20,000	$20,797

Allied Waste North America, Inc. sec.
notes Ser. B, 5 3/4s, 2011	15,000	15,607

Allied Waste North America, Inc. sr. unsec.
notes 6 3/8s, 2011	30,000	31,318

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	104,000	108,675

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	125,000	136,657

Republic Services, Inc. 144A sr. unsec.
notes 5 1/2s, 2019	40,000	40,618

Thomas & Betts Corp. sr. unsec.
unsub. notes 5 5/8s, 2021	40,000	38,466

United Technologies Corp. sr. unsec.
notes 6 1/8s, 2038	65,000	70,418

		462,556
Communication services (1.0%)
American Tower Corp. 144A notes 4 5/8s, 2015	85,000	85,748

American Tower Corp. 144A sr. unsec.
notes 7 1/4s, 2019	120,000	133,800

AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031	40,000	51,692

AT&T, Inc. sr. unsec. bond 6.55s, 2039	310,000	326,635

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	15,000	15,651

Bellsouth Capital Funding unsec.
notes 7 7/8s, 2030	42,000	47,956

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	105,000	125,802

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	20,000	21,798

Cox Communications, Inc. notes 7 1/8s, 2012	145,000	161,071

Cox Communications, Inc. 144A notes 5 7/8s, 2016	34,000	36,057

France Telecom notes 8 1/2s, 2031 (France)	50,000	66,541

Rogers Wireless, Inc. sec. notes 6 3/8s,
2014 (Canada)	27,000	29,894

TCI Communications, Inc. company
guaranty 7 7/8s, 2026	50,000	56,047

TCI Communications, Inc. debs. 9.8s, 2012	24,000	27,163

Telecom Italia Capital SA company
guaranty 4s, 2010 (Italy)	15,000	15,011

Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	55,000	60,622

Telefonica Emisones SAU company
guaranty sr. unsec. notes 4.949s, 2015 (Spain)	35,000	37,679

Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Spain)	30,000	37,351

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	90,000	99,469

Time Warner Cable, Inc. company
guaranty sr. unsec. notes 7 1/2s, 2014	25,000	28,814

Time Warner Cable, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s, 2039	60,000	62,838

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	60,000	75,966

Verizon New Jersey, Inc. debs. 8s, 2022	110,000	121,486

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	135,000	148,828

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	50,000	52,017

Verizon Wireless, Inc. sr. unsec.
unsub. notes 5.55s, 2014	335,000	363,568

		2,289,504

CORPORATE BONDS AND NOTES (11.5%)* cont.	Principal amount	Value

Conglomerates (—%)
Siemens Financieringsmaatschappij 144A
notes 5 3/4s, 2016 (Netherlands)	$100,000	$107,876

		107,876
Consumer cyclicals (0.6%)
Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	41,000	42,435

DaimlerChrysler NA Holding Corp. company
guaranty 6 1/2s, 2013 (Germany)	155,000	169,916

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes 7.3s, 2012 (Germany)	3,000	3,259

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes Ser. MTN,
5 3/4s, 2011 (Germany)	64,000	67,226

DIRECTV Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	120,000	122,052

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	26,000	27,658

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	40,000	41,250

News America Holdings, Inc. company
guaranty 7 3/4s, 2024	135,000	138,696

News America Holdings, Inc. debs. 7 3/4s, 2045	112,000	125,023

Omnicom Group, Inc. sr. notes 5.9s, 2016	90,000	95,861

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	6,000	6,720

Target Corp. bonds 6 1/2s, 2037	230,000	252,203

Time Warner Entertainment Co., LP
debs. Ser. *, 8 3/8s, 2023	20,000	23,692

Time Warner, Inc. debs. 9.15s, 2023	85,000	102,581

Time Warner, Inc. debs. 9 1/8s, 2013	50,000	58,017

Viacom, Inc. company guaranty 5 5/8s, 2012	21,000	21,848

Viacom, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2012	4,000	4,363

Viacom, Inc. unsec. sr. company
guaranty 7 7/8s, 2030	75,000	80,891

Whirlpool Corp. sr. unsec. notes 8.6s, 2014	15,000	16,984

		1,400,675
Consumer staples (1.0%)
Altria Group, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2019	35,000	42,652

Altria Group, Inc. company guaranty
sr. unsec. unsub. notes 8 1/2s, 2013	35,000	40,526

Anheuser-Busch InBev Worldwide, Inc. 144A
company guaranty sr. notes 8.2s, 2039	25,000	31,613

Anheuser-Busch InBev Worldwide, Inc. 144A
company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	235,000	275,137

Campbell Soup Co. debs. 8 7/8s, 2021	110,000	143,251

CVS Caremark Corp. sr. unsec. FRN 6.302s, 2037	117,000	100,913

CVS Caremark Corp. 144A company
guaranty notes 7.507s, 2032	175,000	183,311

Delhaize Group sr. unsub. notes 6 1/2s,
2017 (Belgium)	75,000	81,452

Diageo Capital PLC company guaranty 5.2s,
2013 (United Kingdom)	5,000	5,353

Diageo PLC company guaranty 8s, 2022 (Canada)	230,000	283,241

Fortune Brands, Inc. sr. unsec.
unsub. notes 3s, 2012	130,000	128,933

General Mills, Inc. sr. unsec. notes 5.65s, 2019	20,000	21,343

HJ Heinz Finance Co. 144A company
guaranty 7 1/8s, 2039	55,000	62,180

Kraft Foods, Inc. notes 6 1/8s, 2018	110,000	116,737

66 Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (11.5%)* cont.	Principal amount	Value

Consumer staples cont.
Kroger Co. company guaranty 6 3/4s, 2012	$60,000	$65,532

Kroger Co. company guaranty 6.4s, 2017	55,000	60,083

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	75,000	82,669

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	90,000	91,802

SABMiller PLC 144A notes 6 1/2s, 2018
(United Kingdom)	70,000	76,504

Tesco PLC 144A sr. unsec. unsub. notes 6.15s,
2037 (United Kingdom)	100,000	103,795

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	45,000	48,150

WPP Finance UK company guaranty sr. unsec.
notes 8s, 2014 (United Kingdom)	100,000	113,726

		2,158,903
Energy (0.5%)
Chesapeake Energy Corp. sr. unsec.
notes 7 5/8s, 2013	140,000	146,650

Devon Energy Corp. sr. notes 6.3s, 2019	40,000	44,538

EnCana Corp. sr. unsec. notes 6 1/2s, 2019 (Canada)	25,000	27,966

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	30,000	31,870

Forest Oil Corp. sr. notes 8s, 2011	80,000	83,400

Halliburton Co. sr. unsec. notes 7.45s, 2039	35,000	43,215

Husky Energy, Inc. sr. notes 5.9s, 2014 (Canada)	25,000	27,250

Kerr-McGee Corp. sec. notes 6.95s, 2024	20,000	21,660

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	50,000	51,997

Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	90,000	90,225

Nexen, Inc. sr. unsec. unsub. notes 7 1/2s,
2039 (Canada)	50,000	56,203

Peabody Energy Corp. sr. notes 5 7/8s, 2016	110,000	106,975

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.8s, 2037	30,000	29,740

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.35s, 2017	35,000	36,609

Weatherford International, Ltd.
sr. notes 5 1/2s, 2016 (Switzerland)	65,000	66,548

Williams Cos., Inc. (The) sr. unsec.
notes 8 3/4s, 2020	45,000	53,684

Woodside Finance Ltd. 144A notes 4 1/2s,
2014 (Australia)	50,000	50,446

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	30,000	35,264

XTO Energy, Inc. sr. unsec.
unsub. notes 6 1/2s, 2018	25,000	28,568

		1,032,808
Financials (4.1%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	45,000	44,332

AGFC Capital Trust I 144A company
guaranty 6s, 2067	100,000	35,500

Allstate Life Global Funding Trusts
notes Ser. MTN, 5 3/8s, 2013	62,000	66,183

American Express Co. sr. unsec.
notes 8 1/8s, 2019	150,000	177,759

American Express Travel Related
Services Co., Inc. sr. unsec.
unsub. notes FRN Ser. EMTN, 0.431s, 2011	100,000	98,375

BankAmerica Capital III bank guaranty jr.
unsec. FRN Ser. *, 0.854s, 2027	193,000	134,133

Barclays Bank PLC 144A sub. notes 10.179s, 2021	120,000	156,757

Bear Stearns Cos., Inc. (The)
notes Ser. MTN, 6.95s, 2012	45,000	50,277

Bear Stearns Cos., Inc. (The)
sr. notes 6.4s, 2017	205,000	225,518

CORPORATE BONDS AND NOTES (11.5%)* cont.	Principal amount	Value

Financials cont.
Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	$44,000	$50,506

Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.073s, 2012	224,438	214,184

Capital One Capital III company
guaranty 7.686s, 2036	41,000	37,720

Capital One Capital VI company guaranty jr.
sub. stock 8 7/8s, 2040	66,000	70,285

Chubb Corp. (The) sr. notes 6 1/2s, 2038	100,000	110,121

Chubb Corp. (The) sr. notes 5 3/4s, 2018	50,000	53,083

Citigroup, Inc. sr. unsec.
unsub. notes 6 1/8s, 2017	130,000	131,037

Citigroup, Inc. sr. unsec.
unsub. notes 5 1/4s, 2012	180,000	185,979

Citigroup, Inc. sr. unsec. unsub. notes FRN 0.423s, 2010	135,000	134,662

Citigroup, Inc. sub. notes 5s, 2014	205,000	197,625

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	10,000	9,094

CNA Financial Corp. unsec. notes 6s, 2011	100,000	101,648

Commonwealth Bank of Australia 144A
sr. unsec. notes 3 3/4s, 2014 (Australia)	185,000	184,320

Credit Suisse Guernsey Ltd. jr. sub. FRN
5.86s, 2049 (United Kingdom)	46,000	40,020

Credit Suisse USA, Inc. sr. unsec.
notes 5.3s, 2019	100,000	102,698

Deutsche Bank AG/London sr. unsec.
notes 3 7/8s, 2014 (United Kingdom)	95,000	97,010

Deutsche Bank Capital Funding Trust VII 144A
FRB 5.628s, 2049	40,000	29,000

Dresdner Funding Trust I 144A bonds 8.151s, 2031	190,000	141,788

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	15,000	14,206

Federal Realty Investment Trust sr. unsec.
unsub. notes 5.95s, 2014 R	100,000	101,433

Fleet Capital Trust V bank guaranty FRN
1.254s, 2028	114,000	77,582

Fund American Cos., Inc. notes 5 7/8s, 2013	46,000	45,489

GATX Financial Corp. notes 5.8s, 2016	80,000	77,689

General Electric Capital Corp. sr. unsec.
FRN Ser. MTN, 0.411s, 2012	530,000	511,135

General Electric Capital Corp.
sub. notes FRN 6 3/8s, 2067	215,000	186,513

Goldman Sachs Group, Inc. (The)
sr. notes 7 1/2s, 2019	200,000	233,609

Goldman Sachs Group, Inc. (The)
sr. notes 5.45s, 2012	40,000	43,042

Health Care Property Investors, Inc.
sr. unsec. notes 6s, 2017	39,000	36,703

Health Care REIT, Inc. sr. notes 6s, 2013 R	55,000	55,748

Highwood Properties, Inc. sr. unsec.
bonds 5.85s, 2017 R	135,000	123,153

HSBC Finance Capital Trust IX FRN 5.911s, 2035	300,000	246,000

HSBC Holdings PLC sub. notes 6 1/2s, 2037
(United Kingdom)	170,000	177,615

JPMorgan Chase Capital XVIII bonds Ser. R,
6.95s, 2036	18,000	17,488

JPMorgan Chase Capital XXV bonds Ser. Y,
6.8s, 2037	280,000	278,197

Liberty Mutual Group 144A company
guaranty jr. sub. notes FRB 10 3/4s, 2058	92,000	98,226

Liberty Mutual Insurance 144A notes 7.697s, 2097	300,000	256,808

Loews Corp. notes 5 1/4s, 2016	35,000	35,545

Putnam VT The George Putnam Fund of Boston 67

CORPORATE BONDS AND NOTES (11.5%)* cont.	Principal amount	Value

Financials cont.
Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039	$70,000	$85,851

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	295,000	324,128

Merrill Lynch & Co., Inc. notes FRN
Ser. MTN, 0.482s, 2011	110,000	108,310

MetLife Capital Trust IV 144A jr.
sub. debs. 7 7/8s, 2067	300,000	298,500

MetLife, Inc. sr. unsec. notes Ser. A,
6.817s, 2018	35,000	38,982

Morgan Stanley sr. unsec. notes FRN
Ser. MTN, 0.323s, 2010	115,000	114,998

Nationwide Financial Services, Inc.
notes 5 5/8s, 2015	50,000	48,976

Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 R	90,000	93,578

Nationwide Health Properties, Inc. unsec.
notes 6 1/4s, 2013 R	75,000	76,684

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	60,000	57,708

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	56,000	42,288

Progressive Corp. (The) jr. unsec.
sub. unsec. deb. FRN 6.7s, 2037	380,000	336,250

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	50,000	56,058

Prudential Financial, Inc. sr. notes 6.2s, 2015	50,000	53,794

Simon Property Group LP sr. unsec.
notes 6 3/4s, 2014 R	245,000	261,053

Simon Property Group LP unsub. bonds 5 3/4s, 2015 R	50,000	50,988

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	47,000	46,832

State Street Capital Trust IV company
guaranty jr. unsec. sub. bond FRB 1.254s, 2037	120,000	80,465

TD Ameritrade Holding Corp. company
guaranty sr. unsec. unsub. notes 5.6s, 2019	70,000	69,535

Teachers Insurance & Annuity Association
of America 144A notes 6.85s, 2039	110,000	113,711

Travelers Cos., Inc. (The) sr. unsec.
notes 5.9s, 2019	20,000	21,361

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	295,000	308,789

Wachovia Corp. sr. unsec. notes Ser. MTN,
5 1/2s, 2013	265,000	281,518

WEA Finance LLC /WT Finance Aust. Pty. Ltd.
144A company guaranty sr. unsec.
notes 7 1/2s, 2014	135,000	151,915

WEA Finance LLC/ WT Finance Aust. Pty. Ltd.
144A company guaranty sr. unsec.
notes 6 3/4s, 2019	135,000	144,955

Wells Fargo Capital XV jr. sub. unsec.
company guaranty FRN 9 3/4s, 2049	55,000	59,400

Westpac Banking Corp. sr. unsec.
notes 4 7/8s, 2019 (Australia)	5,000	4,939

Westpac Capital Trust III 144A unsec.
sub. notes FRN 5.819s, 2049 (Australia)	140,000	116,816

		8,944,177
Government (0.5%)
European Investment Bank sr. unsec.
unsub. notes 4 7/8s, 2036 (Supra-Nation)	500,000	476,100

International Bank for Reconstruction &
Development unsec. unsub. bonds 7 5/8s,
2023 (Supra-Nation)	500,000	637,664

		1,113,764

CORPORATE BONDS AND NOTES (11.5%)* cont.	Principal amount	Value

Health care (0.4%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	$48,000	$50,051

AstraZeneca PLC sr. unsub. notes 5.9s, 2017
(United Kingdom)	59,000	65,559

Eli Lilly & Co. sr. unsec. unsub. notes 5.95s, 2037	5,000	5,268

Express Scripts, Inc. sr. unsec. notes 7 1/4s, 2019	16,000	18,252

Express Scripts, Inc. sr. unsec. notes 6 1/4s, 2014	39,000	42,730

GlaxoSmith Kline Capital, Inc. company
guaranty sr. notes 5.65s, 2018	59,000	63,637

Hospira, Inc. sr. notes 6.05s, 2017	5,000	5,233

Hospira, Inc. sr. notes 5.55s, 2012	60,000	63,952

Pfizer, Inc. sr. unsec. notes 7.2s, 2039	68,000	83,092

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 5 3/4s, 2040	33,000	31,912

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2020	17,000	16,725

Roche Holdings, Inc. 144A company
guaranty sr. unsec. notes 7s, 2039	20,000	24,213

UnitedHealth Group, Inc. sr. unsec.
notes 5.8s, 2036	30,000	26,981

UnitedHealth Group, Inc. sr. unsec.
notes 5 1/2s, 2012	95,000	101,429

Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 R	60,000	58,050

Watson Pharmaceuticals, Inc. sr. unsec.
notes 6 1/8s, 2019	45,000	46,431

WellPoint, Inc. notes 7s, 2019	90,000	100,432

		803,947
Technology (0.3%)
Amphenol Corp. sr. unsec. notes 4 3/4s, 2014	90,000	90,032

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	210,000	222,229

Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6.8s, 2017	100,000	110,345

Xerox Corp. sr. unsec. notes 6 7/8s, 2011	45,000	48,085

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	73,000	73,600

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	28,000	27,981

Xerox Corp. sr. unsec. unsub. notes 4 1/4s, 2015	34,000	33,865

		606,137
Transportation (0.3%)
American Airlines, Inc. pass-through
certificates Ser. 01-1, 6.817s, 2011	5,000	4,800

Burlington Northern Santa Fe Corp.
sr. unsec. notes 7s, 2014	35,000	39,916

Burlington Northern Santa Fe Corp.
sr. unsec. notes 4.7s, 2019	50,000	49,869

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	2,968	2,923

Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	54,810	52,344

Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	189,151	164,561

Southwest Airlines Co. pass-through
certificates Ser. 07-1, 6.15s, 2022	112,185	112,305

Union Pacific Corp. sr. unsec. bond 5.7s, 2018	50,000	52,482

Union Pacific Corp. sr. unsub. notes 5 3/4s, 2017	140,000	147,713

		626,913
Utilities and power (1.8%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	60,000	63,104

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	55,000	51,907

Aquila, Inc. sr. unsec. unsub. notes 11 7/8s, 2012	110,000	127,375

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	120,000	127,335

Beaver Valley II Funding debs. 9s, 2017	78,000	85,251

68 Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (11.5%)* cont.	Principal amount	Value

Utilities and power cont.
Boardwalk Pipelines LP company
guaranty 5 7/8s, 2016	$120,000	$122,788

Bruce Mansfield Unit pass-through
certificates 6.85s, 2034	162,649	153,056

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	30,000	32,611

Commonwealth Edison Co. 1st mtge. sec.
bonds 5.8s, 2018	215,000	228,014

Consolidated Natural Gas Co.
sr. notes Ser. A, 5s, 2014	70,000	74,551

Dominion Resources, Inc. jr. sub. notes FRN
Ser. 06-B, 6.3s, 2066	248,000	218,240

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	90,000	96,763

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018	54,000	57,103

El Paso Natural Gas Co. sr. unsec.
notes 5.95s, 2017	15,000	15,450

El Paso Natural Gas Co. sr. unsec.
unsub. bonds Ser. *, 8 3/8s, 2032	75,000	89,068

Electricite de France 144A notes 6.95s, 2039 (France)	100,000	118,268

Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	62,000	61,176

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	2,000	2,145

Illinois Power Co. 1st mtge. sr. bond 9 3/4s, 2018	130,000	161,651

Indianapolis Power & Light 144A 1st mtge. 6.3s, 2013	60,000	64,665

Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016	10,000	10,025

ITC Holdings Corp. 144A notes 5 7/8s, 2016	36,000	36,359

ITC Holdings Corp. 144A sr. unsec.
notes 6.05s, 2018	40,000	41,192

Kansas Gas & Electric bonds 5.647s, 2021	48,714	48,601

MidAmerican Funding, LLC sr. sec. bond 6.927s, 2029	10,000	10,847

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	45,000	50,586

NiSource Finance Corp. company guaranty
sr. unsec. unsub. notes 7 7/8s, 2010	365,000	382,651

Northwestern Corp. sec. notes 5 7/8s, 2014	36,000	37,342

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	45,000	48,505

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	20,000	20,286

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	37,000	37,423

Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	234,208	238,773

Public Service Co. of Colorado 1st mtge.
sec. bonds 5 1/8s, 2019	20,000	20,804

Puget Sound Energy, Inc. jr. sub. FRN
Ser. A, 6.974s, 2067	59,000	51,966

Southern Natural Gas Co. 144A notes 5.9s, 2017	60,000	61,114

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	80,000	84,961

Spectra Energy Capital, LLC sr. notes 8s, 2019	110,000	129,295

Teco Energy, Inc. sr. notes FRN 2.281s, 2010	95,000	95,247

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes Ser. *, 7.2s, 2011	165,000	172,256

Texas-New Mexico Power Co. 144A 1st mtge.
sec. 9 1/2s, 2019	125,000	153,329

TransAlta Corp. sr. unsec. notes 5 3/4s,
2013 (Canada)	95,000	100,143

TransCanada Pipelines, Ltd. jr. sub. FRN
6.35s, 2067 (Canada)	70,000	65,679

Union Electric Co. 1st mtge. sr. sec. bond 6.7s, 2019	125,000	137,628

		3,985,533
Total corporate bonds and notes (cost $24,640,810)		$25,340,717

MORTGAGE-BACKED SECURITIES (4.7%)*	Principal amount	Value

Asset Securitization Corp. Ser. 96-MD6,
Class A7, 8.335s, 2029	$143,300	$156,729

Banc of America Commercial Mortgage, Inc.
144A Ser. 05-1, Class XW, IO, 0.097s, 2042	38,213,811	38,214

Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 1.183s, 2018	26,000	15,600
FRB Ser. 04-BBA4, Class G, 0.933s, 2018	61,000	39,650

Banc of America Large Loan 144A

FRB Ser. 05-MIB1, Class K, 2.233s, 2022	111,000	50,278
FRB Ser. 05-MIB1, Class J, 1.283s, 2022 F	244,000	100,061

Banc of America Structured Security Trust
144A Ser. 02-X1, Class A3, 5.436s, 2033	76	75

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	1,138,338	91,063
Ser. 04-2, IO, 2.97s, 2034	690,867	26,253
Ser. 04-3, IO, 2.87s, 2035	349,547	13,562
Ser. 05-3A, IO, 2.15s, 2035	1,671,311	88,412
Ser. 05-1A, IO, 2.15s, 2035	548,446	23,583
Ser. 06-2A, IO, 1.798s, 2036	331,034	19,332
FRB Ser. 05-1A, Class A1, 0.531s, 2035	124,106	81,910

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.182s, 2032	151,000	114,546
Ser. 05-PWR9, Class X1, IO, 0.196s, 2042	6,725,786	45,332
Ser. 04-PR3I, Class X1, IO, 0.174s, 2041	812,347	11,535

Bear Stearns Commercial Mortgage Securities, Inc.
144A
Ser. 06-PW14, Class X1, IO, 0.109s, 2038	2,266,616	31,302
Ser. 07-PW15, Class X1, IO, 0.088s, 2044 F	8,796,104	87,816
Ser. 05-PW10, Class X1, IO, 0.057s, 2040	16,899,395	27,377

Bear Stearns Small Balance Commercial Trust
144A Ser. 06-1A, Class AIO, IO, 1s, 2034	467,600	2,432

Chase Commercial Mortgage Securities Corp.
Ser. 00-3, Class A2, 7.319s, 2032	62,182	63,676

Citigroup/Deutsche Bank Commercial Mortgage
Trust 144A
Ser. 07-CD4, Class XW, IO, 0 3/8s, 2049	3,568,025	50,666
Ser. 07-CD4, Class XC, IO, 0.087s, 2049	11,933,845	77,570
Ser. 06-CD2, Class X, IO, 0.086s, 2046	10,555,824	33,434

Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H, 5.57s, 2019	131,000	85,113
Ser. 06-CN2A, Class J, 5.57s, 2019	105,000	57,750
FRB Ser. 01-J2A, Class A2F, 0.733s, 2034	211,000	194,740
Ser. 03-LB1A, Class X1, IO, 0.489s, 2038	1,122,581	41,417
Ser. 05-LP5, Class XC, IO, 0.251s, 2043	8,635,096	77,656
Ser. 06-C8, Class XS, IO, 0.085s, 2046	6,356,289	60,749
Ser. 05-C6, Class XC, IO, 0.064s, 2044	11,215,230	53,589

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	103,169	98,397
IFB Ser. 05-R1, Class 1AS, IO, 5.658s, 2035	896,839	102,015
IFB Ser. 05-R2, Class 1AS, IO, 5.312s, 2035	539,618	57,334

Credit Suisse Mortgage Capital Certificates
Ser. 06-C5, Class AX, IO, 0.118s, 2039	4,084,499	59,021

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.111s, 2049	15,993,117	104,339
Ser. 07-C1, Class AX, IO, 0.085s, 2040	11,153,915	83,219

CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 1.183s, 2020	25,000	22,750
FRB Ser. 04-TF2A, Class J, 1.183s, 2016	189,000	151,200
FRB Ser. 05-TF2A, Class J, 1.133s, 2020	51,356	43,652
FRB Ser. 04-TF2A, Class H, 0.933s, 2019	81,000	71,280

Putnam VT The George Putnam Fund of Boston 69

MORTGAGE-BACKED SECURITIES (4.7%)* cont.	Principal amount	Value

DLJ Commercial Mortgage Corp. Ser. 00-CF1,
Class A1B, 7.62s, 2033	$61,482	$61,638

Fannie Mae
IFB Ser. 05-65, Class KI, IO, 6.769s, 2035	1,293,370	188,444
IFB Ser. 05-12, Class SC, IO, 6.519s, 2035	228,753	34,508
IFB Ser. 05-82, Class SY, IO, 6.499s, 2035	655,352	81,277
IFB Ser. 05-45, Class SR, IO, 6.489s, 2035	883,906	114,964
Ser. 06-W3, Class 1AS, IO, 5.756s, 2046	1,209,641	145,157
Ser. 03-W12, Class 2, IO, 2.216s, 2043	747,130	67,985
Ser. 03-W10, Class 3, IO, 1.88s, 2043	454,547	33,692
Ser. 03-W10, Class 1, IO, 1.837s, 2043	2,520,871	187,867
Ser. 03-W8, Class 12, IO, 1.635s, 2042	1,785,346	120,755
Ser. 03-W17, Class 12, IO, 1.141s, 2033	703,050	32,444
Ser. 03-T2, Class 2, IO, 0.809s, 2042	2,604,426	72,703
Ser. 03-W3, Class 2IO1, IO, 0.675s, 2042	253,066	6,865
Ser. 03-W6, Class 51, IO, 0.67s, 2042	773,856	20,806
Ser. 01-T12, Class IO, 0.565s, 2041	1,274,348	27,142
Ser. 03-W2, Class 1, IO, 0.467s, 2042	1,345,503	19,675
Ser. 03-W3, Class 1, IO, 0.443s, 2042	2,702,991	44,864
Ser. 02-T1, Class IO, IO, 0.423s, 2031	1,136,865	15,985
Ser. 03-W6, Class 3, IO, 0.368s, 2042	1,093,475	16,058
Ser. 03-W6, Class 23, IO, 0.352s, 2042	1,160,297	16,113
Ser. 03-W4, Class 3A, IO, 0.17s, 2042	1,082,383	16,568

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-56, Class A, IO, 0.524s, 2043	1,086,923	23,183
Ser. T-56, Class 1, IO, 0.232s, 2043	1,004,732	8,608
Ser. T-56, Class 3, IO, 0.088s, 2043	756,204	8,892
Ser. T-56, Class 2, IO, 0.041s, 2043	918,305	76

First Union National Bank-Bank of America
Commercial Mortgage 144A Ser. 01-C1,
Class 3, IO, 1.691s, 2033	3,379,927	39,883

First Union-Lehman Brothers Commercial
Mortgage Trust II Ser. 97-C2, Class G, 7 1/2s, 2029	116,000	106,720

Freddie Mac
IFB Ser. 2922, Class SE, IO, 6.517s, 2035	483,362	61,613
IFB Ser. 3510, Class IB, IO, 6.367s, 2036	417,404	67,418
IFB Ser. 3510, Class IA, IO, 6.267s, 2037	703,461	87,931
IFB Ser. 3510, Class DI, IO, 6.247s, 2035	653,581	86,590

GE Capital Commercial Mortgage Corp. 144A
Ser. 07-C1, Class XC, IO, 0.095s, 2019	24,355,875	126,651
Ser. 05-C3, Class XC, IO, 0.089s, 2045	30,489,896	110,781

GMAC Commercial Mortgage Securities, Inc.
Ser. 05-C1, Class X1, IO, 0.216s, 2043	9,540,176	95,677

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	101,811	78,394
Ser. 06-C1, Class XC, IO, 0.07s, 2045	17,116,917	80,574

Government National Mortgage Association
IFB Ser. 06-16, Class GS, IO, 6.757s, 2036	58,062	7,033
IFB Ser. 07-58, Class PS, IO, 6.467s, 2037	149,977	13,799
IFB Ser. 07-59, Class SP, IO, 6.437s, 2037	321,228	27,696
IFB Ser. 07-68, Class PI, IO, 6.417s, 2037	270,994	26,103
IFB Ser. 07-9, Class AI, IO, 6.268s, 2037	385,930	38,964
IFB Ser. 05-65, Class SI, IO, 6.117s, 2035	392,550	43,200
IFB Ser. 07-17, Class IC, IO, 6.018s, 2037	547,018	63,871
IFB Ser. 07-21, Class S, IO, 5.968s, 2037	502,011	45,112
IFB Ser. 05-28, Class SA, IO, 5.967s, 2035	115,733	12,857
IFB Ser. 08-60, Class SH, IO, 5.918s, 2038	106,937	10,438

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	167,923	162,466

MORTGAGE-BACKED SECURITIES (4.7%)* cont.	Principal amount	Value

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	$30,056	$27,351
Ser. 05-RP3, Class 1A3, 8s, 2035	102,347	93,008
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	78,138	70,129

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	100,447	94,609
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	111,908	106,033

HASCO NIM Trust 144A Ser. 05-OP1A, Class A,
6 1/4s, 2035 (In default) †	45,816	5

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 05-LDP2, Class AM, 4.78s, 2042	250,000	199,775
Ser. 07-LDPX, Class X, IO, 0.346s, 2049	7,174,828	110,110

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	152,000	151,549
Ser. 05-CB12, Class X1, IO, 0.114s, 2037	7,218,285	60,738
Ser. 06-LDP6, Class X1, IO, 0.064s, 2043	4,698,703	19,571

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	90,000	64,108
Ser. 99-C1, Class G, 6.41s, 2031	97,000	55,427
Ser. 98-C4, Class G, 5.6s, 2035	84,000	84,420
Ser. 98-C4, Class H, 5.6s, 2035 F	143,000	92,752

Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 1.183s, 2017	137,000	103,276
FRB Ser. 05-LLFA, Class J, 1.033s, 2018	57,000	31,206

MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	83,068	78,707
Ser. 05-1, Class 1A4, 7 1/2s, 2034	143,403	135,875

Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 0.851s, 2027	368,562	262,530

Merrill Lynch Floating Trust 144A FRB
Ser. 06-1, Class TM, 0.733s, 2022	99,963	81,970

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.846s, 2030	82,000	81,336
FRB Ser. 05-A9, Class 3A1, 5.253s, 2035	587,363	446,437

Merrill Lynch Mortgage Trust Ser. 05-MCP1,
Class XC, IO, 0.21s, 2043	9,097,890	85,520

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.427s, 2039	956,611	20,758

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C2, Class X, IO, 6.004s, 2040	309,356	37,123
Ser. 05-C3, Class X, IO, 5.555s, 2044	382,086	38,209
Ser. 06-C4, Class X, IO, 5.454s, 2016	1,086,890	119,558

Morgan Stanley Capital 144A Ser. 05-RR6,
Class X, IO, 1.574s, 2043	1,205,738	32,073

Morgan Stanley Capital I 144A
Ser. 04-RR, Class F5, 6s, 2039	220,000	15,950
Ser. 04-RR, Class F6, 6s, 2039	230,000	14,375
Ser. 05-HQ5, Class X1, IO, 0.093s, 2042	2,593,681	13,254

Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.082s, 2030	124,000	125,240

Nomura Asset Acceptance Corp. Ser. 04-R3,
Class PT, 5.257s, 2035	48,728	44,991

Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	40,345	37,693

PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010	146,000	108,331

Salomon Brothers Mortgage Securities VII
144A Ser. 02-KEY2, Class X1, IO, 1.973s, 2036	2,629,476	95,976

70 Putnam VT The George Putnam Fund of Boston

MORTGAGE-BACKED SECURITIES (4.7%)* cont.	Principal amount	Value

STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018	$100,000	$75,000
Ser. 03-1A, Class M, 5s, 2018	62,000	37,200
Ser. 04-1A, Class L, 5s, 2018	41,000	24,600

Structured Adjustable Rate Mortgage Loan
Trust 144A Ser. 04-NP2, Class A, 0.581s, 2034	64,609	52,656

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.019s, 2037	5,409,148	649,098
Ser. 07-4, Class 1A4, IO, 1s, 2037 F	5,822,691	153,574

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.442s, 2037	1,211,228	130,964

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C29, IO, 0 3/8s, 2048	10,600,300	195,788

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.533s, 2018	100,000	50,000
Ser. 06-C27, Class XC, IO, 0.121s, 2045	5,808,711	45,656
Ser. 06-C23, Class XC, IO, 0.058s, 2045	8,273,287	39,215
Ser. 06-C26, Class XC, IO, 0.04s, 2045	3,259,916	8,704

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2014	30,000	8,863
Ser. 06-SL1, Class X, IO, 0.934s, 2043	856,096	29,073
Ser. 07-SL2, Class X, IO, 0.849s, 2049	1,938,250	55,163

Washington Mutual Multi-Fam., Mtge. 144A
Ser. 01-1, Class B5, 7.17s, 2031	186,000	133,920

Total mortgage-backed securities (cost $8,389,633)		$10,344,116

INVESTMENT COMPANIES (1.8%)*	Shares	Value

Financial Select Sector SPDR Fund	136,700	$1,967,113

Utilities Select Sector SPDR Fund	60,800	1,884,800

Total investment companies (cost $3,085,096)		$3,851,913

ASSET-BACKED SECURITIES (1.2%)*	Principal amount	Value

Accredited Mortgage Loan Trust FRB
Ser. 05-1, Class M2, 0.921s, 2035	$23,169	$6,217

Aegis Asset Backed Securities Trust 144A
Ser. 04-6N, Class Note, 4 3/4s,
2035 (In default) †	7,867	1

AFC Home Equity Loan Trust Ser. 99-2,
Class 1A, 0.641s, 2029	184,207	78,173

Ameriquest Mortgage Securities, Inc. FRB
Ser. 03-8, Class M2, 1.981s, 2033	62,771	17,488

Arcap REIT, Inc. 144A Ser. 04-1A, Class E,
6.42s, 2039	137,110	19,195

Argent Securities, Inc. FRB Ser. 03-W3,
Class M3, 2.501s, 2033	7,642	2,039

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 1.231s, 2033	42,090	29,540
FRB Ser. 05-WMC1, Class M1, 0.671s, 2035	108,000	85,320

Asset Backed Securities Corp. Home Equity
Loan Trust FRB Ser. 06-HE7, Class A4,
0.371s, 2036	70,000	24,022

Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 1.231s, 2039	547,852	219,141
FRB Ser. 04-D, Class A, 0.621s, 2044	98,942	85,852

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 1.581s, 2038	41,624	25,807
FRB Ser. 03-SSRA, Class A, 0.931s, 2038	41,624	29,969
FRB Ser. 04-SSRA, Class A1, 0.831s, 2039	95,320	69,583

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 05-HE1, Class M3, 1.161s, 2035	70,000	13,860
FRB Ser. 03-1, Class A1, 0.731s, 2042	43,354	33,872

ASSET-BACKED SECURITIES (1.2%)* cont.	Principal amount	Value

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-OPT1, Class M1, 0.651s, 2035	$42,547	$34,163

Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	388,063	13,582

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.751s, 2035	43,000	31,539
FRB Ser. 05-14, Class 3A2, 0.471s, 2036	17,461	14,950

Crest, Ltd. 144A Ser. 03-2A, Class D2, 6.723s, 2038	188,000	47,000

CS First Boston Mortgage Securities Corp.
144A Ser. 04-FR1N, Class A, 5s, 2034 (In default) †	10,726	1

Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 0.901s, 2035	23,201	2,187

Fieldstone Mortgage Investment Corp. FRB
Ser. 05-1, Class M3, 1.041s, 2035	48,528	45,376

First Plus Home Loan Trust Ser. 97-3,
Class B1, 7.79s, 2023	14,822	12,520

GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 1.531s, 2019	169,000	108,160
Ser. 04-1A, Class B, 1.081s, 2018	7,280	6,406

GEBL 144A
Ser. 04-2, Class D, 2.983s, 2032	82,464	3,711
Ser. 04-2, Class C, 1.083s, 2032	82,464	9,896

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 1.781s, 2030	252,353	25,235
FRB Ser. 05-1A, Class D, 1.761s, 2030	65,752	7,228

High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 0.775s, 2036	224,961	123,729

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.232s, 2036	270,000	18,900
FRB Ser. 02-1A, Class FFL, 2.982s, 2037	460,000	69,000

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012	506,979	263,629

Long Beach Mortgage Loan Trust FRB
Ser. 05-2, Class M4, 0.851s, 2035	80,000	35,933

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.481s, 2032	338,443	280,908
Ser. 02-A IO, 0.3s, 2032	8,644,119	129,662

Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	18,830	9,845
FRB Ser. 02-1A, Class A1, 0.933s, 2024	40,239	36,347

MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 0.381s, 2036	56,000	26,032

Merrill Lynch Mortgage Investors, Inc.
Ser. 04-WMC3, Class B3, 5s, 2035	8,236	251

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	44,527	40,705

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 0.911s, 2035	37,332	23,696
FRB Ser. 05-HE1, Class M3, 0.751s, 2034	50,000	35,422
FRB Ser. 06-NC4, Class M2, 0.531s, 2036	70,000	204

Navigator CDO, Ltd. 144A FRB Ser. 03-1A,
Class A1, 0.763s, 2015	20,668	19,649

New Century Home Equity Loan Trust FRB
Ser. 03-4, Class M3, 3.306s, 2033	4,641	2,052

Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	146,474	94,990
Ser. 02-C, Class A1, 5.41s, 2032	370,914	275,404

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	55,492	50,498

Park Place Securities, Inc. FRB
Ser. 05-WCH1, Class M4, 1.061s, 2036	33,000	5,025

Putnam VT The George Putnam Fund of Boston 71

ASSET-BACKED SECURITIES (1.2%)* cont.	Principal amount	Value

SAIL Net Interest Margin Notes 144A
Ser. 04-4A, Class B, 7 1/2s,
2034 (In default) †	$36,851	$—

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.881s, 2035	45,759	204

TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	184,000	18,400

Whinstone Capital Management, Ltd. 144A FRB
Ser. 1A, Class B3, 1.182s, 2044
(United Kingdom)	90,076	10,809

Total asset-backed securities (cost $5,455,392)		$2,673,327

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

Bank of America Corp. 10.00% cv. pfd.	17,972	$268,142

Freeport-McMoRan Copper & Gold, Inc.
$6.75 cv. pfd.	2,951	339,365

Total convertible preferred stocks (cost $494,004)		$607,507

MUNICIPAL BONDS	Principal
AND NOTES (0.2%)*	amount	Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34	$30,000	$29,148

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 7.309s, 6/1/34	208,000	166,456

North TX, Thruway Auth. Rev. Bonds (Build
America Bonds), 6.718s, 1/1/49	55,000	57,185

Tobacco Settlement Fin. Auth. of WVA Rev.
Bonds, Ser. A, 7.467s, 6/1/47	285,000	228,003

Total municipal bonds and notes (cost $517,157)		$480,792

SENIOR LOANS (0.1%)* [c]	Principal amount	Value

Level 3 Communications, Inc. bank term loan
FRN 2.53s, 2014	$78,000	$70,720

MetroPCS Wireless, Inc. bank term loan FRN
2.54s, 2013	30,568	29,116

Sun Healthcare Group, Inc. bank term loan
FRN 0.183s, 2014	13,004	12,143

Sun Healthcare Group, Inc. bank term loan
FRN Ser. B, 2.398s, 2014	44,835	41,865

TW Telecom, Inc. bank term loan FRN Ser. B,
1.99s, 2013	38,212	36,552

Total senior loans (cost $189,304)		$190,396

SHORT-TERM INVESTMENTS (11.1%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	23,933,641	$23,933,641

U.S. Treasury Bills for an effective yield
of 0.47%, April 1, 2010	$462,000	461,458

Total short-term investments (cost $24,395,099)		$24,395,099

Total investments (cost $218,823,940)		$236,430,941

Key to holding’s abbreviations
ADR	American Depository Receipts
EMTN	Euro Medium Term Notes
FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
TBA	To Be Announced Commitments

* Percentages indicated are based on net assets of $220,010,453.

† Non-income-producing security.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at December 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

R Real Estate Investment Trust.

At December 31, 2009, liquid assets totaling $16,684,668 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at December 31, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at December 31, 2009.

72 Putnam VT The George Putnam Fund of Boston

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$2,673,327	$—

Common stocks:

Basic materials	4,163,080	—	—

Capital goods	7,343,647	—	—

Communication services	8,407,687	—	—

Conglomerates	2,655,170	—	—

Consumer cyclicals	9,143,430	—	—

Consumer staples	12,167,197	—	—

Energy	20,377,084	—	—

Financials	24,569,762	—	—

Health care	16,507,808	—	—

Technology	10,376,983	—	—

Transportation	1,310,754	—	—

Utilities and power	7,919,740	—	—

Total common stocks	124,942,342	—	—

Convertible preferred stocks	268,142	339,365	—

Corporate bonds and notes	—	25,340,717	—

Investment Companies	3,851,913	—	—

Mortgage-backed securities	—	10,102,726	241,390

Municipal bonds and notes	—	480,792	—

Senior loans	—	190,396	—

U.S. Government Agency Obligations	—	13,562,304	—

U.S. Government and Agency Mortgage Obligations	—	15,474,330	—

U.S. Treasury Obligations	—	14,568,098	—

Short-term investments	23,933,641	461,458	—

Totals by level	$152,996,038	$83,193,513	$241,390

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$—	$(123,830)

Other financial instruments include receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation) †	sales	Level 3	2009

Asset-backed securities	$421,346	$—	$(10,938)	$10,912	$—	$(421,320)	$—

Mortgage-backed securities	449,019	—	(58,678)	194,126	(584,467)	241,390	241,390

Totals:	$870,365	$—	$(69,616)	$205,038	$(584,467)	$(179,930)	$241,390

† Includes no monies related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
	2008 ††	premiums	gain/(loss)	(depreciation) †	sales	Level 3	2009 ††

Other financial instruments:	$(138,833)	$—	$—	$15,003	$—	$—	$(123,830)

† Includes $15,003 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount payable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Putnam VT The George Putnam Fund of Boston 73

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value, (Note 1):

Unaffiliated issuers (identified cost $194,890,299)	$212,497,300

Affiliated issuers (identified cost $23,933,641) (Note 6)	23,933,641

Cash	66,632

Dividends, interest and other receivables	1,094,386

Receivable for shares of the fund sold	6,939

Receivable for investments sold	12,348,905

Foreign tax reclaim	205

Total assets	249,948,008

Liabilities

Payable for investments purchased	22,255,393

Payable for purchases of delayed delivery securities (Note 1)	6,386,958

Payable for shares of the fund repurchased	75,117

Payable for compensation of Manager (Note 2)	364,357

Payable for investor servicing fees (Note 2)	5,534

Payable for custodian fees (Note 2)	9,479

Payable for Trustee compensation and expenses (Note 2)	87,271

Payable for administrative services (Note 2)	1,419

Payable for distribution fees (Note 2)	25,572

Payable for auditing fees	92,031

Interest payable (Note 2)	478,251

Payable for receivable purchase agreement (Note 2)	123,830

Other accrued expenses	32,343

Total liabilities	29,937,555

Net assets	$220,010,453

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$337,263,377

Undistributed net investment income (Note 1)	10,376,315

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(145,389,846)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	17,760,607

Total — Representing net assets applicable
to capital shares outstanding	$220,010,453

Computation of net asset value Class IA

Net Assets	$100,211,103

Number of shares outstanding	14,644,881

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$6.84

Computation of net asset value Class IB

Net Assets	$119,799,350

Number of shares outstanding	17,602,453

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$6.81

Statement of operations
Year ended 12/31/09

Investment income

Interest (including interest income of $49,920 from investments
in affiliated issuers) (Note 6)	$5,074,846

Dividends (net of foreign tax of $22,950)	3,627,337

Total investment income	8,702,183

Expenses

Compensation of Manager (Note 2)	1,368,423

Investor servicing fees (Note 2)	62,434

Custodian fees (Note 2)	43,710

Trustee compensation and expenses (Note 2)	25,749

Administrative services (Note 2)	17,379

Distribution fees — Class IB (Note 2)	283,233

Interest expense (Note 2)	478,251

Other	214,007

Fees waived and reimbursed by Manager (Note 2)	(95,906)

Total expenses	2,397,280

Expense reduction (Note 2)	(11,213)

Net expenses	2,386,067

Net investment income	6,316,116

Net realized loss on investments (Notes 1 and 3)	(15,889,352)

Net realized loss on swap contracts (Note 1)	(8,818,160)

Net realized loss on futures contracts (Note 1)	(3,288,017)

Net realized gain on foreign currency transactions (Note 1)	231

Net realized loss on written options (Notes 1 and 3)	(920,004)

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	319

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, receivable purchase agreements
and TBA sale commitments during the year	70,190,037

Net gain on investments	41,275,054
Net increase in net assets resulting from operations	$47,591,170

The accompanying notes are an integral part of these financial statements.

74 Putnam VT The George Putnam Fund of Boston

Statement of changes in net assets

	Putnam VT
	The George Putnam Fund of Boston
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets:

Operations:

Net investment income	$6,316,116	$13,674,028

Net realized loss on investments and
foreign currency transactions	(28,915,302)	(112,039,378)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	70,190,356	(68,172,243)

Net increase (decrease) in net assets
resulting from operations	47,591,170	(166,537,593)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(4,894,288)	(9,466,488)

Class IB	(5,190,033)	(9,555,542)

Net realized short-term gain on
investments

Class IA	—	(4,564,306)

Class IB	—	(4,943,657)

From net realized long-term gain on
investments

Class IA	—	(11,978,395)

Class IB	—	(12,973,950)

Decrease from capital share transactions
(Note 4)	(32,973,917)	(64,010,448)

Total increase (decrease) in net assets	4,532,932	(284,030,379)

Net assets:

Beginning of year	215,477,521	499,507,900

End of year (including undistributed net
investment income of $10,376,315 and
$9,655,103, respectively)	$220,010,453	$215,477,521

The accompanying notes are an integral part of these financial statements.

Putnam VT The George Putnam Fund of Boston 75

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,c,e	Ratio of expenses to average net assets, excluding interest expense (%) b,c,e	Ratio of net investment income (loss) to average net assets (%) b	Portfolio turnover (%)

Putnam VT The George Putnam Fund of Boston (Class IA)

12/31/09	$5.74	.19	1.22	1.41	(.31)	—	(.31)	$6.84	26.10	$100,211	1.00 h	.77	3.15	237.44 f

12/31/08	11.05	.33	(4.35)	(4.02)	(.47)	(.82)	(1.29)	5.74	(40.57)	103,006.77		.77	3.85	140.22 f

12/31/07	12.47	.35	(.20)	.15	(.38)	(1.19)	(1.57)	11.05	1.14	243,160.72		.72	3.03	128.49 f

12/31/06	11.83	.29	1.09	1.38	(.32)	(.42)	(.74)	12.47	12.23	318,905.74		.74	2.50	124.55 f

12/31/05	11.61	.28 g	.20	.48	(.26)	—	(.26)	11.83	4.22	382,326.72		.72	2.44 g	139.50

Putnam VT The George Putnam Fund of Boston (Class IB)

12/31/09	$5.71	.17	1.21	1.38	(.28)	—	(.28)	$6.81	25.63	$119,799	1.25 h	1.02	2.87	237.44 f

12/31/08	10.99	.31	(4.33)	(4.02)	(.44)	(.82)	(1.26)	5.71	(40.72)	112,471	1.02	1.02	3.59	140.22 f

12/31/07	12.40	.32	(.20)	.12	(.34)	(1.19)	(1.53)	10.99	.95	256,347.97		.97	2.78	128.49 f

12/31/06	11.76	.26	1.09	1.35	(.29)	(.42)	(.71)	12.40	12.02	289,374.99		.99	2.25	124.55 f

12/31/05	11.55	.25 g	.19	.44	(.23)	—	(.23)	11.76	3.91	301,779.97		.97	2.18 g	139.50

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.05%

12/31/08	0.04

12/31/07	0.02

12/31/06	<0.01

12/31/05	0.01

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.23% of average net assets as of December 31, 2009 (Note 2).

The accompanying notes are an integral part of these financial statements.

76 Putnam VT The George Putnam Fund of Boston

This page intentionally left blank.

Putnam VT The George Putnam Fund of Boston 77

Putnam VT Global Asset Allocation Fund

Investment objective

A high level of long-term total return consistent with preservation of capital

Net asset value December 31, 2009

Class IA: $13.64	Class IB: $13.72

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares*	Class IB shares†

1 year	35.36%	35.21%

5 years	13.10	12.04
Annualized	2.49	2.30

10 years	15.23	13.45
Annualized	1.43	1.27

Life	354.10	340.37
Annualized	7.15	7.00

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies. The Putnam Balanced Blended Benchmark Index is a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Barclays Capital Aggregate Bond Index, 10% the Morgan Stanley Capital International (MSCI) EAFE Index, and 5% the JPMorgan Developed High Yield Index. The Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s managers

After a tumultuous start to the year, investors in 2009 witnessed the strongest market rally in equities since the 1930s. Starting in March, investors gained confidence when central banks and governments around the world introduced stimulus policies to help resolve the problems that created the global financial crisis. This unprecedented response convinced investors that the world would successfully avoid another Great Depression. By the end of the year, indicators were confirming that economies around the world were on the mend or, at the least, stabilizing. In classic form, financial markets have moved strongly, anticipating this recovery process. For the 12 months ended December 31, 2009, Putnam VT Global Asset Allocation Fund’s class IA shares returned 35.36%, net of fees, at net asset value.

The fund’s international stock holdings, especially stocks in emerging markets, had a positive impact on the portfolio. Also aiding returns were the fund’s thematic equity positions, stocks that management chooses with a fundamental process that looks at long-term economic trends. There were strong results from stocks in specific industries: nanotechnology, gold, and health-care companies serving senior citizens. The fund also benefited from positions in smaller companies and from a tactical position in emerging-market stocks.

The fixed-income portion of the portfolio significantly contributed to performance. Much of the outperformance came from residential and commercial mortgage-backed bonds. Many investors had been compelled to liquidate these securities in 2008 at a time when market demand was thin, and the liquidations occurred at previously unthinkable price levels. Management decided to focus its investment approach on credit quality.

The fund’s currency positions, particularly an overweight to the Australian dollar and the Japanese yen, and an underweight to the weakening U.S. dollar, also contributed. The worst performance happened in March, and stemmed from overweighting the U.S. dollar versus the Japanese yen and underweighting the U.S. dollar versus the euro.

Looking ahead, management expects further gains from both stocks and bonds, although the pace of growth from stocks is likely to moderate, and more volatility is possible. Management expects economic and corporate profit growth in the year ahead. Leadership should come from companies that slashed costs during the recession to generate positive cash flows, and are now poised to take advantage of the recovery. For such companies, management expects to see earnings come in above the market’s expectations, as they gain ground at the expense of competitors. Management sees the greatest concentration of such equities in economically sensitive sectors such as technology, basic materials, and capital goods. Emerging-market equities stand out as having these qualities, but risks remain. This recovery has been stimulated by aggressive government policies that cannot last indefinitely. If left in place for too long, these policies could lead to inflation and weaken public sector solvency. The withdrawal of these policies is likely to cause market volatility. Management continues to monitor the situation carefully.

Consider these risks before investing: International investing involves risks such as currency fluctuations, economic instability, and political developments. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves special risks and may result in losses. The fund can also have a significant portion of its assets in bonds. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio. Current and future portfolio holdings are subject to risk.

78 Putnam VT Global Asset Allocation Fund

Your fund’s managers

Portfolio Manager Jeffrey Knight is Head of Global Asset Allocation at Putnam. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeffrey, your fund’s portfolio managers are James Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Global Asset
Allocation Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$5.67	$7.06	$5.19	$6.46

Ending value (after expenses)	$1,206.00	$1,204.60	$1,020.06	$1,018.80

Annualized expense ratio†‡	1.02%	1.27%	1.02%	1.27%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.05% of average net assets for the six months ended 12/31/09.

Putnam VT Global Asset Allocation Fund 79

The fund’s portfolio 12/31/09

COMMON STOCKS (48.8%)*	Shares	Value

Basic materials (3.1%)
Acciona SA (Spain)	415	$53,858

Agnico-Eagle Mines, Ltd. (Canada)	377	20,358

Agrium, Inc. (Canada)	1,164	72,751

Air Water, Inc. (Japan)	4,000	47,145

AK Steel Holding Corp.	6,700	143,045

Akzo Nobel NV (Netherlands)	678	44,653

Albemarle Corp.	1,383	50,300

Ameron International Corp.	391	24,813

Ampco-Pittsburgh Corp.	1,419	44,741

Andersons, Inc. (The)	2,355	60,806

AngloGold Ashanti, Ltd. ADR (South Africa)	412	16,554

Antofagasta PLC (United Kingdom)	22,834	362,390

ArcelorMittal (Luxembourg)	13,121	594,625

Archer Daniels Midland Co.	11,060	346,289

Ashland, Inc.	7,200	285,264

Aurizon Mines, Ltd. (Canada) †	12,232	55,044

Austevoll Seafood ASA (Norway) †	3,749	23,377

Balfour Beatty PLC (United Kingdom)	5,910	24,582

BASF SE (Germany)	1,465	90,796

BHP Billiton, Ltd. (Australia)	3,537	135,528

BlueScope Steel, Ltd. (Australia)	25,387	70,096

Broadwind Energy, Inc. †	1,711	13,842

Bway Holding Co. †	1,010	19,412

Cameco Corp. (Canada)	697	22,422

Celanese Corp. Ser. A	6,737	216,258

Century Aluminum Co. †	2,141	34,663

CF Industries Holdings, Inc.	3,560	323,177

Chicago Bridge & Iron Co., NV (Netherlands) †	3,628	73,358

China Green Holdings, Ltd. (China)	57,000	53,882

Cia de Minas Buenaventura SA ADR (Peru)	592	19,814

Cia Vale do Rio Doce Class A
(Preference) (Brazil)	2,880	69,748

Cliffs Natural Resources, Inc.	1,301	59,963

Coeur d’Alene Mines Corp. †	2,606	47,064

Crystallex International Corp. (Canada) †	10,800	4,104

Denison Mines Corp. (Canada) †	2,800	3,531

DIC Corp. (Japan)	13,000	22,070

Dow Chemical Co. (The)	4,277	118,174

E.I. du Pont de Nemours & Co.	8,800	296,296

Eastman Chemical Co.	2,000	120,480

Eldorado Gold Corp. (Canada) †	1,512	21,425

Energy Resources of Australia, Ltd.
(Australia)	527	11,278

Eurasian Natural Resources Corp.
(United Kingdom)	2,237	33,025

Fletcher Building, Ltd. (New Zealand)	10,864	62,677

Gold Fields, Ltd. ADR (South Africa)	639	8,377

Goldcorp, Inc. (Toronto Exchange) (Canada)	915	35,996

Golden Star Resources, Ltd. †	4,161	12,982

Great Basin Gold, Ltd. (South Africa) †	4,854	8,300

Harmony Gold Mining Co., Ltd. ADR
(South Africa)	789	8,024

Hawkins, Inc.	1,407	30,715

HeidelbergCement AG (Germany)	1,152	79,178

HeidelbergCement AG 144A (Germany)	449	30,860

COMMON STOCKS (48.8%)* cont.	Shares	Value

Basic materials cont.
Hitachi Chemical Co., Ltd. (Japan)	8,200	$165,233

Horsehead Holding Corp. †	4,664	59,466

HQ Sustainable Maritime Industries, Inc. †	1,069	7,526

Impregilo SpA (Italy)	10,140	35,925

Innophos Holdings, Inc.	2,276	52,325

Insituform Technologies, Inc. †	1,239	28,150

James Hardie Industries NV (Australia) †	3,756	28,337

JFE Holdings, Inc. (Japan)	1,500	59,130

KapStone Paper and Packaging Corp. †	3,168	31,205

Kazakhmys PLC (United Kingdom) †	2,508	52,524

Kinross Gold Corp. (Canada)	1,216	22,374

Koninklijke DSM NV (Netherlands)	1,831	89,704

Koppers Holdings, Inc.	1,919	58,414

Korea Zinc Co., Ltd. (South Korea)	139	24,237

Lafarge SA (France)	222	18,242

Layne Christensen Co. †	1,485	42,634

Lubrizol Corp. (The)	3,000	218,850

MeadWestvaco Corp.	3,842	109,996

Methanex Corp. (Canada)	3,148	61,745

Minefinders Corp. (Canada) †	1,348	13,884

Mitsui Mining & Smelting Co., Ltd. (Japan) †	33,000	85,492

New Gold, Inc. (Canada) †	3,868	14,043

Nireus Aquaculture SA (Greece) †	9,270	8,743

Nitto Denko Corp. (Japan)	600	21,403

Northgate Minerals Corp. (Canada) †	5,187	15,976

Northwest Pipe Co. †	503	13,511

Nucor Corp.	2,000	93,300

Nyrstar (Belgium) †	1,808	21,335

OJI Paper Co., Ltd. (Japan)	4,000	16,678

OM Group, Inc. †	1,483	46,551

Paladin Energy, Ltd. (Australia) †	3,169	11,768

Pan American Silver Corp. (Canada) †	669	15,929

Pescanova SA (Spain)	634	20,391

Plum Creek Timber Company, Inc. R	1,700	64,192

Rangold Resources, Ltd. ADR (United Kingdom)	384	30,382

Rayonier, Inc. R	2,100	88,536

Rengo Co., Ltd. (Japan)	8,000	47,520

Rock-Tenn Co. Class A	1,349	68,003

Royal Gold, Inc.	300	14,130

Schnitzer Steel Industries, Inc. Class A	1,574	75,080

Seabridge Gold, Inc. (Canada) †	565	13,713

Sealed Air Corp.	5,900	128,974

Silver Standard Resources, Inc. (Canada) †	557	12,182

Silver Wheaton Corp. (Canada) †	4,448	66,809

Terra Industries, Inc.	552	17,769

Thompson Creek Metals Co., Inc. (Canada) †	3,602	42,215

UEX Corp. (Canada) †	4,000	4,204

Umicore NV/SA (Belgium)	1,023	34,038

Uranium One, Inc. (Canada) †	2,809	8,105

USEC, Inc. †	4,451	17,136

Vale SA ADR (Brazil)	1,450	42,094

Vedanta Resources PLC (United Kingdom)	2,294	94,901

Voestalpine AG (Austria)	5,512	200,833

W.R. Grace & Co. †	5,993	151,923

Xstrata PLC (United Kingdom) †	4,906	86,493

80 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (48.8%)* cont.	Shares	Value

Basic materials cont.
Yamana Gold, Inc. (Canada)	2,112	$24,035

Yara International ASA (Norway)	844	38,209

		7,364,607
Capital goods (3.3%)
Abengoa SA (Spain)	1,213	39,022

Aecom Technology Corp. †	1,638	45,045

AEP Industries, Inc. †	522	19,982

Aisin Seiki Co., Ltd. (Japan)	4,700	134,470

Alstom SA (France)	843	58,523

Altra Holdings, Inc. †	3,375	41,681

Argon ST, Inc. †	538	11,685

ATC Technology Corp. †	1,950	46,508

AZZ, Inc. †	739	24,165

BAE Systems PLC (United Kingdom)	29,013	167,352

Bio-Treat Technology, Ltd. (China) †	83,000	3,819

Bucyrus International, Inc. Class A	173	9,752

Calgon Carbon Corp. †	970	13,483

Canon, Inc. (Japan)	7,000	296,228

Capstone Turbine Corp. † S	18,904	24,386

Chart Industries, Inc. †	4,082	67,557

China High Speed Transmission Equipment Group Co., Ltd.
(China)	13,000	31,535

CLARCOR, Inc.	486	15,766

Cobham PLC (United Kingdom)	5,797	23,389

Conergy AG (Germany) †	6,454	6,077

Crown Holdings, Inc. †	5,100	130,458

Cummins, Inc.	1,385	63,516

Deere (John) & Co.	1,271	68,748

Doosan Heavy Industries and Construction Co., Ltd.
(South Korea)	756	52,378

Dover Corp.	3,538	147,216

Ebara Corp. (Japan) †	12,000	51,573

EMCOR Group, Inc. †	3,757	101,063

Emerson Electric Co.	6,505	277,113

Energy Recovery, Inc. †	2,512	17,283

EnergySolutions, Inc.	1,259	10,689

EnPro Industries, Inc. †	698	18,434

Epure International, Ltd. (China)	9,000	4,655

European Aeronautic Defense and Space Co. (France)	18,511	369,472

Exide Technologies †	3,036	21,586

Flowserve Corp.	2,176	205,697

Fluor Corp.	2,761	124,355

Foster Wheeler AG †	7,003	206,168

Franklin Electric Co., Inc.	522	15,180

Fuel Systems Solutions, Inc. †	1,332	54,932

Fuel Tech, Inc. †	2,105	17,198

Fushi Copperweld, Inc. (China) †	4,696	47,524

Gardner Denver, Inc.	1,344	57,187

GenCorp, Inc. †	3,174	22,218

General Cable Corp. †	3,003	88,348

GLV, Inc. Class A (Canada) †	1,477	12,672

Gorman-Rupp Co. (The)	844	23,328

GrafTech International, Ltd. †	1,922	29,887

GUD Holdings, Ltd. (Australia)	1,308	10,529

Harbin Electric, Inc. (China) †	2,664	54,719

Haynes International, Inc.	533	17,573

Hyflux, Ltd. (Singapore)	7,000	17,591

COMMON STOCKS (48.8%)* cont.	Shares	Value

Capital goods cont.
ITT Corp.	645	$32,082

John Bean Technologies Corp.	1,806	30,720

Joy Global, Inc.	694	35,803

Koito Manufacturing Co., Ltd. (Japan)	6,000	95,684

Kurita Water Industries, Ltd. (Japan)	800	25,020

L-3 Communications Holdings, Inc.	3,944	342,931

Leggett & Platt, Inc.	7,200	146,880

Legrand SA (France)	2,267	63,164

Lindsay Corp.	470	18,730

Lockheed Martin Corp.	6,418	483,596

Lonking Holdings, Ltd. (China)	60,000	41,245

LSB Industries, Inc. †	2,966	41,821

Met-Pro Corp.	529	5,618

Mitsubishi Electric Corp. (Japan) †	60,000	443,435

MTU Aero Engines Holding AG (Germany)	1,176	64,478

Mueller Water Products, Inc. Class A	4,262	22,162

Nalco Holding Co.	1,434	36,581

Nordex AG (Germany) †	1,110	16,518

Northrop Grumman Corp.	5,810	324,489

NSK, Ltd. (Japan)	8,000	58,775

Orascom Construction Industries (Egypt)	772	34,958

Organo Corp. (Japan)	1,000	6,537

Owens-Illinois, Inc. †	6,500	213,655

Pactiv Corp. †	5,000	120,700

Pentair, Inc.	1,329	42,927

Powell Industries, Inc. †	1,260	39,728

Prysmian SpA (Italy)	15,046	263,164

Prysmian SpA 144A (Italy)	2,740	47,924

Raser Technologies, Inc. † S	4,200	5,208

Raytheon Co.	3,332	171,665

Rexel SA (France) †	1,332	19,330

Roper Industries, Inc.	745	39,016

SembCorp Industries, Ltd. (Singapore)	34,000	88,849

Silgan Holdings, Inc.	497	28,766

Smith (A.O.) Corp.	1,297	56,277

Solaria Energia y Medio Ambiente SA (Spain) † S	1,655	5,910

Solon AG Fuer Solartechnik (Germany) †	290	2,983

Spirax-Sarco Engineering PLC (United Kingdom)	1,746	34,793

Stanley, Inc. †	430	11,786

Sunpower Corp. Class A †	450	10,656

Tanfield Group PLC (United Kingdom) †	5,322	2,308

Tetra Tech, Inc. †	2,118	57,546

Thomas & Betts Corp. †	2,200	78,738

Timken Co.	1,588	37,651

Toyoda Gosei Co., Ltd. (Japan)	900	27,112

United Technologies Corp.	6,998	485,731

Valmont Industries, Inc.	467	36,636

Vestas Wind Systems A/S (Denmark) †	691	42,248

Vinci SA (France)	816	45,668

VSE Corp.	832	37,507

WESCO International, Inc. †	1,793	48,429

Yingli Green Energy Holding Co., Ltd. ADR (China) †	847	13,391

		7,907,244
Communication services (2.4%)
AboveNet, Inc. †	1,333	86,698

ADTRAN, Inc.	2,161	48,731

America Movil SAB de CV ADR Ser. L (Mexico)	1,795	84,329

Putnam VT Global Asset Allocation Fund 81

COMMON STOCKS (48.8%)* cont.	Shares	Value

Communication services cont.
Applied Signal Technology, Inc.	430	$8,295

AT&T, Inc.	40,131	1,124,872

Atlantic Tele-Network, Inc.	697	38,342

BCE, Inc. (Canada)	1,815	50,287

BT Group PLC (United Kingdom)	8,699	18,853

Carphone Warehouse Group PLC
(The) (United Kingdom)	12,367	37,313

Cincinnati Bell, Inc. †	13,270	45,782

Comcast Corp. Class A	19,613	330,675

DIRECTV Class A †	9,074	302,618

DISH Network Corp. Class A	11,631	241,576

Earthlink, Inc.	4,633	38,500

EchoStar Corp. Class A †	5,313	107,004

France Telecom SA (France)	9,949	248,202

GeoEye, Inc. †	1,137	31,700

Indosat Tbk PT (Indonesia)	63,500	31,923

InterDigital, Inc. †	657	17,437

Jupiter Telecommunications Co., Ltd. (Japan)	33	32,727

KDDI Corp. (Japan)	62	327,284

Koninklijke (Royal) KPN NV (Netherlands)	2,957	50,116

KT Corp. (South Korea)	1,070	35,956

Liberty Global, Inc. Class A †	11,779	258,078

NeuStar, Inc. Class A †	3,438	79,212

NII Holdings, Inc. †	6,173	207,289

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	9,000	354,377

Portugal Telecom SGPS SA (Portugal)	5,014	60,904

Qwest Communications International, Inc.	44,500	187,345

Sprint Nextel Corp. † S	52,076	190,598

Tele2 AB Class B (Sweden)	1,679	25,737

Telefonica SA (Spain)	3,678	102,429

Telekom Austria AG (Austria)	1,275	18,189

Telenet Group Holding NV (Belgium) †	2,114	59,927

Time Warner Cable, Inc.	3,939	163,035

USA Mobility, Inc.	3,779	41,607

Verizon Communications, Inc.	9,996	331,167

Vodafone Group PLC (United Kingdom)	17,781	41,214

Windstream Corp.	10,900	119,791

		5,580,119
Conglomerates (1.0%)
3M Co.	4,707	389,128

Danaher Corp.	549	41,285

General Electric Co.	77,245	1,168,717

Marubeni Corp. (Japan)	13,000	70,844

Mitsubishi Corp. (Japan)	5,300	131,908

Mitsui & Co., Ltd. (Japan)	4,200	59,521

Noble Group, Ltd. (Hong Kong)	75,000	171,937

Silex Systems, Ltd. (Australia) †	1,432	7,819

SPX Corp.	2,825	154,528

Tyco International, Ltd.	1,563	55,768

Vivendi SA (France)	3,917	115,544

		2,366,999
Consumer cyclicals (5.3%)
Advance Auto Parts, Inc.	2,900	117,392

Aeropostale, Inc. †	628	21,383

Alliance Data Systems Corp. †	877	56,645

Amazon.com, Inc. †	396	53,270

COMMON STOCKS (48.8%)* cont.	Shares	Value

Consumer cyclicals cont.
American Media, Inc. 144A F	583	$—

APAC Customer Services, Inc. †	6,365	37,935

Asahi Glass Co., Ltd. (Japan)	35,000	328,209

Autonation, Inc. †	4,600	88,090

AutoZone, Inc. †	600	94,842

Bally Technologies, Inc. †	756	31,215

Best Buy Co., Inc.	3,300	130,218

Big Lots, Inc. †	2,274	65,901

Boral, Ltd. (Australia)	15,171	80,218

Buckle, Inc. (The) S	1,690	49,483

Carter’s, Inc. †	674	17,693

Cash America International, Inc.	912	31,884

Christian Dior SA (France)	499	51,247

Cinemark Holdings, Inc.	4,189	60,196

Coach, Inc.	2,955	107,946

Compass Group PLC (United Kingdom)	13,491	96,445

Dana Holding Corp. †	1,209	13,106

Deckers Outdoor Corp. †	1,005	102,229

Deluxe Corp.	2,265	33,499

Dollar Thrifty Automotive Group †	1,863	47,711

Dollar Tree, Inc. †	2,205	106,502

Dongfeng Motor Group Co., Ltd. (China)	54,000	76,865

Dress Barn, Inc. †	2,808	64,865

Electrolux AB Class B (Sweden) †	16,695	392,079

Emergency Medical Services Corp. Class A †	606	32,815

Equifax, Inc.	3,000	92,670

Experian Group, Ltd. (Ireland)	8,880	87,866

EZCORP, Inc. Class A †	5,797	99,766

Ford Motor Co. †	59,900	599,000

Fuqi International, Inc. (China) †	1,380	24,771

GameStop Corp. Class A †	4,200	92,148

Gannett Co., Inc.	5,030	74,696

Gap, Inc. (The)	14,400	301,680

Geberit International AG (Switzerland)	466	82,494

Genesis Lease, Ltd. ADR (Ireland)	1,900	16,967

Gestevision Telecinco SA (Spain)	2,114	30,832

Goodyear Tire & Rubber Co. (The) †	6,300	88,830

Greek Organization of Football Prognostics (OPAP)
SA (Greece)	4,921	107,645

Gymboree Corp. (The) †	751	32,661

Hertz Global Holdings, Inc. † S	15,000	178,800

Hillenbrand, Inc.	910	17,144

Hino Motors, Ltd. (Japan) †	20,000	69,389

HMS Holdings Corp. †	911	44,357

Home Depot, Inc. (The)	7,800	225,654

Home Retail Group PLC (United Kingdom)	5,241	23,913

Imperial Holdings, Ltd. (South Africa)	3,715	44,417

Jos. A. Bank Clothiers, Inc. †	792	33,414

Kanto Auto Works, Ltd. (Japan)	4,400	39,346

Kenneth Cole Productions, Inc. Class A †	1,168	11,271

Kloeckner & Co., AG (Germany) †	1,122	28,689

Landauer, Inc.	200	12,280

Lender Processing Services, Inc.	2,000	81,320

LG Corp. (South Korea)	886	55,404

Limited Brands, Inc.	10,100	194,324

82 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (48.8%)* cont.	Shares	Value

Consumer cyclicals cont.
LodgeNet Interactive Corp. †	3,220	$17,807

Lowe’s Cos., Inc.	6,100	142,679

M6-Metropole Television (France)	2,569	65,677

Macy’s, Inc.	16,987	284,702

Maidenform Brands, Inc. †	1,629	27,188

Mattel, Inc.	7,200	143,856

Mediaset SpA (Italy)	53,688	438,324

Navistar International Corp. †	4,500	173,925

Next PLC (United Kingdom)	14,390	480,206

Nissan Motor Co., Ltd. (Japan) †	13,400	117,236

Nokian Renkaat OYJ (Finland)	1,681	40,754

Nortek, Inc. †	1,683	58,905

OfficeMax, Inc. †	3,088	39,187

Oshkosh Corp.	3,041	112,608

Owens Corning, Inc. †	6,500	166,660

Perry Ellis International, Inc. †	1,909	28,750

Peugeot SA (France) †	8,800	294,570

Phillips-Van Heusen Corp.	2,392	97,307

Plexus Corp. †	1,064	30,324

Porsche Automobil Holding SE (Preference) (Germany)	851	53,408

PT Astra International TbK (Indonesia)	7,000	25,646

R. R. Donnelley & Sons Co.	4,800	106,896

Reed Elsevier PLC (United Kingdom)	6,035	49,604

Renault SA (France) †	1,177	59,886

Rent-A-Center, Inc. †	1,083	19,191

Ross Stores, Inc.	4,700	200,737

Serco Group PLC (United Kingdom)	3,250	27,656

Sky City Entertainment Group, Ltd. (New Zealand)	12,773	30,483

Sony Corp. (Japan)	3,900	113,163

Sotheby’s Holdings, Inc. Class A	2,598	58,403

Stantec, Inc. (Canada) †	1,214	35,259

Steiner Leisure, Ltd. (Bahamas) †	857	34,074

Steven Madden, Ltd. †	1,234	50,890

Swire Pacific, Ltd. (Hong Kong)	19,000	229,060

Talbots, Inc. † S	4,284	38,170

Target Corp.	6,500	314,405

Tempur-Pedic International, Inc. †	803	18,975

Tenneco Automotive, Inc. †	1,646	29,184

Time Warner, Inc.	15,696	457,381

Toro Co. (The)	2,621	109,584

Tractor Supply Co. †	351	18,589

True Religion Apparel, Inc. †	901	16,659

TRW Automotive Holdings Corp. †	4,000	95,520

TUI Travel PLC (United Kingdom)	8,968	36,945

URS Corp. †	1,300	57,876

Valeo SA (France) †	5,271	183,128

Vertis Holdings, Inc. F †	1,807	2

Visa, Inc. Class A	3,700	323,602

Wal-Mart Stores, Inc.	16,897	903,145

Walt Disney Co. (The)	8,372	269,997

Warnaco Group, Inc. (The) †	1,213	51,176

Wesfarmers, Ltd. (Australia)	1,837	51,105

Wesfarmers, Ltd. PPS (Australia)	1,156	32,160

Wheelock and Co., Ltd. (Hong Kong)	4,000	12,172

Whirlpool Corp.	1,800	145,188

COMMON STOCKS (48.8%)* cont.	Shares	Value

Consumer cyclicals cont.
World Fuel Services Corp.	1,228	$32,898

WPP PLC (United Kingdom)	5,557	54,314

Wright Express Corp. †	657	20,932

Wyndham Worldwide Corp.	10,500	211,785

		12,521,544
Consumer staples (4.8%)
AFC Enterprises †	8,131	66,349

Altria Group, Inc. S	21,623	424,459

Anheuser-Busch InBev NV (Belgium)	6,857	353,977

Bare Escentuals, Inc. †	3,131	38,292

Beacon Roofing Supply, Inc. †	1,997	31,952

BJ’s Wholesale Club, Inc. †	5,106	167,017

Bridgepoint Education, Inc. †	1,062	15,951

Brink’s Co. (The)	2,108	51,309

Brinker International, Inc.	4,100	61,172

Britvic PLC (United Kingdom)	19,936	131,495

Carlsberg A/S Class B (Denmark)	472	34,806

Carrols Restaurant Group, Inc. †	3,259	23,041

CEC Entertainment, Inc. †	1,794	57,264

Cermaq ASA (Norway) †	2,679	25,811

Clorox Co.	1,121	68,381

Coca-Cola Enterprises, Inc.	9,500	201,400

Colgate-Palmolive Co.	3,158	259,430

Colruyt SA (Belgium)	77	18,551

Constellation Brands, Inc. Class A †	8,041	128,093

Core-Mark Holding Co., Inc. †	791	26,071

Cosan, Ltd. Class A (Brazil) †	6,103	53,096

CVS Caremark Corp.	6,100	196,481

Dean Foods Co. †	8,498	153,304

Del Monte Foods Co.	6,500	73,710

Diageo PLC (United Kingdom)	4,813	84,014

Domino’s Pizza, Inc. †	6,995	58,618

Energizer Holdings, Inc. †	584	35,788

Estee Lauder Cos., Inc. (The) Class A	2,700	130,572

General Mills, Inc.	5,800	410,698

Heineken Holding NV (Netherlands)	2,415	101,100

Henkel AG & Co. KGaA (Germany)	2,214	115,174

Herbalife, Ltd. (Cayman Islands)	5,417	219,768

Hormel Foods Corp.	1,800	69,210

Imperial Tobacco Group PLC (United Kingdom)	3,185	100,469

J Sainsbury PLC (United Kingdom)	8,735	45,459

Japan Tobacco, Inc. (Japan)	40	135,104

Jardine Cycle & Carriage, Ltd. (Singapore)	3,000	57,282

Kellogg Co.	2,000	106,400

Kerry Group PLC Class A (Ireland)	6,467	190,469

Kimberly-Clark Corp.	7,100	452,341

Koninklijke Ahold NV (Netherlands)	16,741	221,924

Kraft Foods, Inc. Class A	16,387	445,399

Kroger Co.	13,665	280,542

Lawson, Inc. (Japan)	900	39,690

Leroy Seafood Group ASA (Norway)	677	12,243

Liberty Media Holding Corp. — Interactive Class A †	5,900	63,956

Lincoln Educational Services Corp. †	2,987	64,728

Lorillard, Inc.	676	54,235

Marine Harvest (Norway) †	74,583	54,168

McDonald’s Corp.	7,014	437,954

Metro AG (Germany)	554	33,741

Putnam VT Global Asset Allocation Fund 83

COMMON STOCKS (48.8%)* cont.	Shares	Value

Consumer staples cont.
MWI Veterinary Supply, Inc. †	777	$29,293

Nash Finch Co.	911	33,789

National Presto Industries, Inc.	600	65,538

Nestle SA (Switzerland)	6,110	296,654

Newell Rubbermaid, Inc.	7,100	106,571

Nisshin Seifun Group, Inc. (Japan)	9,000	121,006

Nutreco Holding NV (Netherlands)	175	9,802

Oriflame Cosmetics SA SDR (Russia)	531	31,679

PepsiCo, Inc.	8,780	533,824

Phase Forward, Inc. †	2,091	32,097

Philip Morris International, Inc.	13,161	634,229

Prestige Brands Holdings, Inc. †	4,402	34,600

Procter & Gamble Co. (The)	11,824	716,889

Rakuten, Inc. (Japan)	76	57,827

Reckitt Benckiser Group PLC (United Kingdom)	2,140	116,048

Reynolds American, Inc.	1,345	71,245

SABMiller PLC (United Kingdom)	3,973	116,614

Safeway, Inc.	11,680	248,667

Sally Beauty Holdings, Inc. †	2,881	22,040

Sara Lee Corp.	14,500	176,610

School Specialty, Inc. †	1,099	25,706

Spartan Stores, Inc.	1,870	26,722

Spectrum Brands, Inc. †	1,982	44,595

SRA International, Inc. Class A †	843	16,101

SunOpta, Inc. (Canada) †	4,300	14,448

Swedish Match AB (Sweden)	2,412	52,757

Toyo Suisan Kaisha, Ltd. (Japan)	10,000	229,457

Universal Corp.	615	28,050

USANA Health Sciences, Inc. †	946	30,177

Walgreen Co.	3,600	132,192

WebMD Health Corp. Class A †	1,167	44,918

Woolworths, Ltd. (Australia)	15,831	396,780

Yakult Honsha Co., Ltd. (Japan)	3,300	99,456

Yamazaki Baking Co., Inc. (Japan)	6,000	71,086

Yum! Brands, Inc. S	3,784	132,326

		11,482,251
Energy (4.9%)
Alpha Natural Resources, Inc. †	6,448	279,714

Apache Corp.	4,300	443,631

Arch Coal, Inc.	255	5,674

Areva SA (France)	31	15,383

Aventine Renewable Energy Holdings, Inc. †	5,563	2,058

Ballard Power Systems, Inc. (Canada) †	7,226	13,729

Basic Energy Services, Inc. †	1,625	14,463

BG Group PLC (United Kingdom)	6,350	113,820

Bolt Technology Corp. †	1,648	18,161

Boots & Coots International Control, Inc. †	22,073	36,420

BP PLC (United Kingdom)	40,995	396,838

Bronco Energy, Ltd. (Canada) † S	1,386	510

Cairn Energy PLC (United Kingdom) †	9,250	49,341

Cameron International Corp. †	4,300	179,740

Canadian Oil Sands Trust (Unit) (Canada)	694	19,831

Canadian Solar, Inc. (Canada) †	734	21,154

Chevron Corp.	17,201	1,324,305

China Coal Energy Co. (China)	7,000	12,694

China Longyuan Power Group Corp. 144A (China)	4,000	5,180

China Shenhua Energy Co., Ltd. (China)	3,500	16,923

COMMON STOCKS (48.8%)* cont.	Shares	Value

Energy cont.
China Sunergy Co., Ltd. ADR (China) † S	1,280	$5,914

Compagnie Generale de Geophysique-Veritas SA (France) †	8,833	188,245

Complete Production Services, Inc. †	2,057	26,741

Connacher Oil and Gas, Ltd. (Canada) †	4,421	5,406

ConocoPhillips	12,848	656,147

CONSOL Energy, Inc.	155	7,719

Contango Oil & Gas Co. †	366	17,206

Covanta Holding Corp. †	2,423	43,832

CVR Energy, Inc. †	2,108	14,461

Devon Energy Corp.	986	72,471

EDP Renovaveis SA (Spain) †	2,996	28,299

ENI SpA (Italy)	19,298	490,915

Ensco International PLC ADR (United Kingdom) S	4,768	190,434

Evergreen Energy, Inc. †	13,730	4,709

Evergreen Solar, Inc. †	2,697	4,072

Exxon Mobil Corp.	26,704	1,820,946

Fersa Energias Renovables SA (Spain)	5,098	16,080

First Solar, Inc. †	327	44,276

FuelCell Energy, Inc. † S	5,748	21,612

Gamesa Corp Tecnologica SA (Spain)	1,570	26,298

Geokinetics, Inc. †	2,364	22,742

GT Solar International, Inc. †	1,164	6,472

Gushan Environmental Energy, Ltd. ADR (China)	4,818	6,360

Halliburton Co.	6,878	206,959

Headwaters, Inc. †	2,333	15,211

Hess Corp.	5,567	336,804

Hornbeck Offshore Services, Inc. †	2,235	52,031

Iberdrola Renovables SA (Spain)	7,810	37,180

International Coal Group, Inc. †	6,821	26,329

ION Geophysical Corp. †	9,701	57,430

JA Solar Holdings Co., Ltd. ADR (China) †	1,927	10,984

Marathon Oil Corp.	13,559	423,312

Massey Energy Co.	191	8,024

Murphy Oil Corp.	3,400	184,280

Nexen, Inc. (Canada)	3,751	90,379

Noble Corp. (Switzerland)	5,538	225,397

Occidental Petroleum Corp.	6,795	552,773

Oil States International, Inc. †	939	36,893

Oilsands Quest, Inc. (Canada) †	3,790	4,359

OPTI Canada, Inc. (Canada) †	1,529	2,965

Patterson-UTI Energy, Inc.	5,800	89,030

Peabody Energy Corp.	188	8,499

Petroleo Brasileiro SA ADR (Preference) (Brazil)	778	32,979

Petroleum Development Corp. †	2,729	49,695

Q-Cells AG (Germany) †	740	12,112

Renewable Energy Corp. AS (Norway) †	2,291	17,524

Repsol YPF SA (Spain)	4,325	115,381

Rosetta Resources, Inc. †	1,967	39,202

Rowan Cos., Inc. †	5,494	124,384

Royal Dutch Shell PLC Class A
(United Kingdom)	4,437	134,089

Royal Dutch Shell PLC Class B
(United Kingdom)	15,420	449,758

Sasol, Ltd. ADR (South Africa)	533	21,288

Schlumberger, Ltd.	3,300	214,797

Solar Millennium AG (Germany) †	290	14,658

84 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (48.8%)* cont.	Shares	Value

Energy cont.
Solarfun Power Holdings Co., Ltd. ADR (China) †	1,380	$10,529

South Australian Coal Corp. (Australia) F	456	41

StatoilHydro ASA (Norway)	19,750	492,546

Suncor Energy, Inc. (Canada)	742	26,200

Sunoco, Inc. S	5,075	132,458

Superior Well Services, Inc. †	3,296	47,001

Swift Energy Co. †	1,200	28,752

T-3 Energy Services, Inc. †	1,581	40,316

Theolia SA (France) † S	1,894	7,812

Total SA (France)	1,226	78,501

Trina Solar, Ltd. ADR (China) †	837	45,173

Unit Corp. †	734	31,195

UTS Energy Corp. (Canada) †	5,393	11,747

Vaalco Energy, Inc. †	4,172	18,983

VeraSun Energy Corp. †	4,830	10

Walter Industries, Inc.	2,299	173,138

Williams Cos., Inc. (The)	9,700	204,476

Yanzhou Coal Mining Co., Ltd. (China)	6,000	13,113

		11,647,623
Financials (7.4%)
3i Group PLC (United Kingdom)	23,228	105,101

ACE, Ltd.	817	41,177

AerCap Holdings NV (Netherlands) †	2,167	19,633

Aflac, Inc.	6,363	294,289

Agree Realty Corp. R	1,277	29,741

Allianz SE (Germany)	342	42,536

Allied World Assurance Company Holdings, Ltd. (Bermuda)	830	38,238

American Campus Communities, Inc. R	3,946	110,883

American Capital Agency Corp. R	982	26,062

American Equity Investment Life Holding Co.	5,782	43,018

American Express Co.	2,400	97,248

American Financial Group, Inc.	6,381	159,206

American Safety Insurance Holdings, Ltd. (Bermuda) †	1,462	21,126

Amerisafe, Inc. †	2,986	53,658

Annaly Capital Management, Inc. R	12,000	208,200

Anworth Mortgage Asset Corp. R	3,368	23,576

AON Corp.	1,778	68,169

Argo Group International Holdings, Ltd. (Bermuda) †	783	22,817

Ashford Hospitality Trust, Inc. † R	8,082	37,500

Aspen Insurance Holdings, Ltd. (Bermuda)	1,315	33,467

Assicurazioni Generali SpA (Italy)	14,619	391,637

Assured Guaranty, Ltd. (Bermuda)	1,919	41,757

Australia & New Zealand Banking Group, Ltd. (Australia)	22,312	454,234

AXA SA (France)	5,171	122,197

Banca Monte dei Paschi di Siena SpA (Italy)	116,056	203,042

Banco Bilbao Vizcaya Argentaria SA (Spain)	5,430	98,282

Banco do Brasil SA (Brazil)	2,459	41,912

Banco Latinoamericano de Exportaciones SA Class E
(Panama)	2,867	39,851

Banco Popolare SC (Italy) †	21,703	162,322

Banco Santander Central Hispano SA (Spain)	7,237	118,808

Bank of America Corp.	31,704	477,462

Bank of China Ltd. (China)	86,000	46,047

Bank of Hawaii Corp.	3,100	145,886

Bank of New York Mellon Corp. (The)	4,200	117,474

Bank of the Ozarks, Inc. S	1,431	41,885

Bank Rakyat Indonesia (Indonesia)	31,500	25,385

Bankinter SA (Spain)	11,477	116,562

COMMON STOCKS (48.8%)* cont.	Shares	Value

Financials cont.
Barclays PLC (United Kingdom)	96,907	$427,434

BlackRock, Inc. S	700	162,540

BNP Paribas SA (France)	6,398	504,484

Brookfield Properties Corp. (Canada) R	3,359	41,077

CapLease, Inc. R	4,606	20,174

CB Richard Ellis Group, Inc. Class A †	10,900	147,913

CBL & Associates Properties, Inc. R	3,240	31,331

CFS Retail Property Trust (Australia) R	70,689	119,793

Charles Schwab Corp. (The)	6,600	124,212

China Pacific Insurance Group Co., Ltd. (China) †	2,000	7,971

Chubb Corp. (The)	7,159	352,080

Citigroup, Inc.	48,994	162,170

CNA Surety Corp. †	1,569	23,362

Commonwealth Bank of Australia (Australia)	674	32,886

Conseco, Inc. †	11,458	57,290

Cowen Group, Inc. †	3,952	23,396

Credit Agricole SA (France)	7,639	133,069

Credit Suisse Group (Switzerland)	6,084	299,456

Danske Bank A/S (Denmark) †	7,563	172,071

DBS Group Holdings, Ltd. (Singapore)	41,500	451,498

Dexus Property Group (Australia)	96,965	73,263

Diamond Lease Co., Ltd. (Japan)	290	8,708

Digital Realty Trust, Inc. R	1,600	80,448

DnB NOR ASA (Norway) †	3,245	35,220

Dollar Financial Corp. †	1,350	31,941

E*Trade Financial Corp. †	37,970	66,448

EFG Eurobank Ergasias (Greece) †	6,541	72,485

Entertainment Properties Trust R	741	26,135

Evercore Partners, Inc. Class A	1,673	50,859

Fairfax Financial Holdings, Ltd. (Canada)	132	51,705

Federated Investors, Inc.	1,487	40,893

First Bancorp	1,360	18,999

First Defiance Financial Corp.	1,506	17,003

First Mercury Financial Corp.	1,338	18,344

Flushing Financial Corp.	2,913	32,800

Franklin Resources, Inc.	1,000	105,350

Glimcher Realty Trust R	6,435	17,375

Goldman Sachs Group, Inc. (The)	4,453	751,845

Hachijuni Bank, Ltd. (The) (Japan)	13,000	75,703

Hang Lung Group, Ltd. (Hong Kong)	5,000	24,737

HRPT Properties Trust R	5,025	32,512

HSBC Holdings PLC (London Exchange) (United Kingdom)	20,026	228,755

Hudson City Bancorp, Inc.	27,000	370,710

ING Groep NV (Netherlands) †	7,519	72,629

Insurance Australia Group, Ltd. (Australia)	18,802	67,388

Intercontinental Exchange, Inc. †	1,100	123,530

International Bancshares Corp.	2,089	39,545

Invesco, Ltd.	3,500	82,215

Investment Technology Group, Inc. †	5,821	114,674

Irish Life & Permanent PLC (Ireland) †	4,869	22,969

Japan Retail Fund Investment Corp. (Japan) R	7	31,363

Jefferies Group, Inc. †	3,000	71,190

JPMorgan Chase & Co.	27,243	1,135,216

Korea Exchange Bank (South Korea)	4,630	57,667

Lexington Realty Trust R	3,901	23,718

Liberty Property Trust R	3,100	99,231

Putnam VT Global Asset Allocation Fund 85

COMMON STOCKS (48.8%)* cont.	Shares	Value

Financials cont.
Loews Corp.	2,404	$87,385

LTC Properties, Inc. R	1,796	48,043

Macquarie Bank, Ltd. (Australia)	844	36,157

Macquarie Office Trust (Australia)	115,792	31,864

Maiden Holdings, Ltd. (Bermuda)	4,170	30,524

MetLife, Inc.	3,600	127,260

Mitsui Fudosan Co., Ltd. (Japan)	3,000	50,430

Morgan Stanley	9,269	274,362

National Australia Bank, Ltd. (Australia)	1,015	24,713

National Bank of Canada (Canada)	1,308	75,278

National Bank of Greece SA (Greece) †	4,276	108,947

National Health Investors, Inc. R	1,889	69,874

Nationwide Health Properties, Inc. R	2,425	85,312

Nelnet, Inc. Class A	2,245	38,681

New World Development Co., Ltd. (Hong Kong)	16,000	32,657

NGP Capital Resources Co.	2,503	20,349

Nomura Holdings, Inc. 144A (Japan)	313	2,309

Nomura Securities Co., Ltd. (Japan)	7,000	51,640

Northern Trust Corp.	1,271	66,600

NorthStar Realty Finance Corp. R S	4,468	15,325

Old Mutual PLC (South Africa) †	105,055	183,615

Omega Healthcare Investors, Inc. R	1,353	26,316

Oriental Financial Group (Puerto Rico)	2,801	30,251

ORIX Corp. (Japan)	1,250	85,094

ORIX Corp. 144A (Japan)	100	6,808

Oversea-Chinese Banking Corp., Ltd. (Singapore)	12,000	77,292

Pico Holdings, Inc. †	1,123	36,756

Piper Jaffray Cos. †	407	20,598

Platinum Underwriters Holdings, Ltd. (Bermuda)	736	28,181

Principal Financial Group	5,200	125,008

Prudential Financial, Inc.	4,700	233,872

Prudential PLC (United Kingdom)	2,829	28,846

PS Business Parks, Inc. R	866	43,343

Public Storage R	1,900	154,755

QBE Insurance Group, Ltd. (Australia)	2,499	57,073

Ramco-Gershenson Properties Trust R	1,741	16,609

Renhe Commercial Holdings Co., Ltd. (China)	316,000	71,264

Royal Bank of Canada (Canada)	1,112	59,919

RSA Insurance Group PLC (United Kingdom)	20,779	40,467

Saul Centers, Inc. R	650	21,294

Schroders PLC (United Kingdom)	4,939	105,523

SCOR (France)	769	19,193

SeaBright Insurance Holdings, Inc. †	6,501	74,696

Shinhan Financial Group Co., Ltd. (South Korea) †	1,870	69,489

SL Green Realty Corp. R	1,105	55,515

Smithtown Bancorp, Inc.	1,390	8,271

Societe Generale (France)	2,127	147,054

State Bank of India, Ltd. (India)	1,056	51,304

State Street Corp.	5,582	243,040

Suffolk Bancorp S	1,399	41,550

SWS Group, Inc.	4,501	54,462

T. Rowe Price Group, Inc.	3,100	165,075

Toronto-Dominion Bank (Canada)	1,659	104,545

TradeStation Group, Inc. †	3,446	27,189

Travelers Cos., Inc. (The)	4,502	224,470

U.S. Bancorp S	13,242	298,077

COMMON STOCKS (48.8%)* cont.	Shares	Value

Financials cont.
UniCredito Italiano SpA (Italy)	89,623	$297,881

Universal Health Realty Income Trust R	419	13,421

Universal Insurance Holdings, Inc.	3,734	21,919

Uranium Participation Corp. (Canada) †	905	5,707

Urstadt Biddle Properties, Inc. Class A R	1,339	20,447

Validus Holdings, Ltd. (Bermuda)	850	22,899

Waddell & Reed Financial, Inc. Class A	3,000	91,620

Wells Fargo & Co.	20,885	563,686

Westfield Group (Australia) R	1,824	20,354

Westpac Banking Corp. (Australia)	11,761	264,893

Wharf (Holdings), Ltd. (Hong Kong)	7,000	40,028

Wilshire Bancorp, Inc.	2,380	19,492

World Acceptance Corp. † S	1,857	66,536

Yamaguchi Financial Group, Inc. (Japan)	3,000	27,790

Zurich Financial Services AG (Switzerland)	838	182,089

		17,561,454
Health care (5.9%)
Abbott Laboratories	9,100	491,309

Actelion NV (Switzerland) †	1,891	100,933

Aetna, Inc.	5,922	187,727

AGA Medical Holdings, Inc. †	839	12,392

Alapis Holding Industrial and Commercial SA (Greece)	157,308	113,558

Alliance Imaging, Inc. †	3,830	21,869

Allscripts-Misys Healthcare Solutions, Inc. †	1,905	38,538

Amedisys, Inc. † S	1,370	66,527

American Medical Systems Holdings, Inc. †	1,873	36,130

American Oriental Bioengineering, Inc. (China) †	7,245	33,689

AmerisourceBergen Corp.	6,500	169,455

Amgen, Inc. †	10,863	614,520

AmSurg Corp. †	927	20,413

Assisted Living Concepts, Inc. Class A †	1,327	34,993

Astellas Pharma, Inc. (Japan)	2,900	108,131

AstraZeneca PLC (United Kingdom)	10,474	492,600

athenahealth, Inc. † S	3,657	165,443

Auxilium Pharmaceuticals, Inc. †	573	17,179

Baxter International, Inc.	3,845	225,625

Biogen Idec, Inc. † S	5,423	290,131

Biotest AG (Preference) (Germany)	494	24,398

Biovail Corp. (Canada)	2,415	33,713

Bristol-Myers Squibb Co.	21,885	552,596

Brookdale Senior Living, Inc. †	4,162	75,707

Centene Corp. †	1,663	35,206

Cephalon, Inc. †	2,726	170,130

Cerner Corp. †	575	47,403

China-Biotics, Inc. (China) †	1,039	16,073

Coloplast A/S Class B (Denmark)	220	19,979

Community Health Systems, Inc. †	4,300	153,080

Computer Programs & Systems, Inc.	565	26,018

Concord Medical Services Holding, Ltd. ADR (China) †	1,322	11,422

Continucare Corp. †	5,653	24,704

Covidien PLC (Ireland)	2,235	107,034

Cubist Pharmaceuticals, Inc. † S	1,825	34,620

Dendreon Corp. †	704	18,501

Eclipsys Corp. †	1,911	35,392

Eli Lilly & Co.	14,025	500,833

Emeritus Corp. †	2,615	49,031

Endo Pharmaceuticals Holdings, Inc. †	2,437	49,983

86 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (48.8%)* cont.	Shares	Value

Health care cont.
Ensign Group, Inc. (The)	362	$5,564

Enzon Pharmaceuticals, Inc. †	2,656	27,968

Exelixis, Inc. †	2,343	17,268

Express Scripts, Inc. †	2,669	230,735

Facet Biotech Corp. †	1,240	21,799

Forest Laboratories, Inc. †	5,825	187,041

Fujirebio, Inc. (Japan)	1,500	41,098

Gentiva Health Services, Inc. †	1,338	36,139

Genzyme Corp. †	4,843	237,355

Gilead Sciences, Inc. †	7,500	324,600

GlaxoSmithKline PLC (United Kingdom)	14,359	304,451

Health Management Associates, Inc. Class A †	23,693	172,248

HealthSpring, Inc. †	2,570	45,258

Hospira, Inc. †	3,400	173,400

Humana, Inc. † S	4,000	175,560

Illumina, Inc. †	2,500	76,625

Invacare Corp.	1,130	28,182

Inverness Medical Innovations, Inc. †	761	31,589

Johnson & Johnson	11,510	741,359

Kindred Healthcare, Inc. †	2,825	52,150

Kinetic Concepts, Inc. † S	5,308	199,846

LHC Group, Inc. †	1,153	38,752

Lincare Holdings, Inc. †	5,543	205,756

Martek Biosciences Corp. †	1,347	25,512

McKesson Corp.	7,039	439,938

Medco Health Solutions, Inc. †	5,000	319,550

Medicis Pharmaceutical Corp. Class A	3,233	87,453

Medivation, Inc. †	1,143	43,034

Medtronic, Inc.	1,786	78,548

Merck & Co., Inc.	5,818	212,590

Millipore Corp. †	363	26,263

Mylan, Inc. † S	17,327	319,337

Natus Medical, Inc. †	1,638	24,226

Nippon Shinyaku Co., Ltd. (Japan)	2,000	22,343

Novartis AG (Switzerland)	6,653	362,243

NuVasive, Inc. †	744	23,793

Obagi Medical Products, Inc. †	3,092	37,104

OSI Pharmaceuticals, Inc. †	577	17,904

Pall Corp.	721	26,100

Par Pharmaceutical Cos., Inc. †	3,831	103,667

PDL BioPharma, Inc.	3,501	24,017

Perrigo Co.	804	32,031

Pfizer, Inc.	52,223	949,936

Quality Systems, Inc.	2,281	143,224

Questcor Pharmaceuticals, Inc. †	2,811	13,352

Roche Holding AG (Switzerland)	1,956	332,538

Salix Pharmaceuticals, Ltd. †	678	17,221

Sanofi-Aventis (France)	4,407	345,173

Santarus, Inc. †	11,213	51,804

Sinovac Biotech, Ltd. (China) † S	2,603	16,477

Skilled Healthcare Group, Inc. Class A †	683	5,088

Steris Corp.	2,213	61,898

Sun Healthcare Group, Inc. †	3,828	35,103

Suzuken Co., Ltd. (Japan)	4,100	134,399

Takeda Pharmaceutical Co., Ltd. (Japan)	2,400	98,634

Techne Corp.	321	22,008

COMMON STOCKS (48.8%)* cont.	Shares	Value

Health care cont.
Terumo Corp. (Japan)	1,200	$71,888

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	919	51,629

UCB SA (Belgium)	2,056	86,028

United Therapeutics Corp. †	587	30,906

UnitedHealth Group, Inc.	6,421	195,712

Universal Health Services, Inc. Class B	3,800	115,900

Valeant Pharmaceuticals International †	1,017	32,330

WellCare Health Plans, Inc. †	1,017	37,385

WellPoint, Inc. †	2,559	149,164

Young Innovations, Inc.	1,349	33,428

		13,858,606
Technology (7.8%)
3PAR, Inc. †	3,323	39,378

A123 Systems, Inc. †	785	17,615

Acme Packet, Inc. †	2,400	26,400

Actuate Corp. †	4,182	17,899

Acxiom Corp. †	2,666	35,778

ADC Telecommunications, Inc. †	7,480	46,451

Adobe Systems, Inc. †	2,079	76,466

Advanced Battery Technologies, Inc. † S	7,896	31,584

Agilent Technologies, Inc. †	6,700	208,169

Aixtron AG (Germany)	637	21,307

Akamai Technologies, Inc. †	4,059	102,814

Amkor Technologies, Inc. †	4,601	32,943

ANSYS, Inc. †	629	27,336

Apple, Inc. †	5,772	1,217,084

ArcSight, Inc. †	768	19,645

ARRIS Group, Inc. †	7,092	81,062

ASML Holding NV (Netherlands)	1,011	34,360

Atmel Corp. †	6,490	29,919

Autonomy Corp. PLC (United Kingdom) †	2,304	56,228

Avnet, Inc. †	4,967	149,805

Badger Meter, Inc.	654	26,042

Black Box Corp.	1,157	32,789

Blackboard, Inc. †	626	28,414

BMC Software, Inc. †	5,932	237,873

Brocade Communications Systems, Inc. †	5,088	38,821

BYD Co., Ltd. (China) †	6,000	52,336

CACI International, Inc. Class A †	365	17,830

Cavium Networks, Inc. †	1,162	27,690

Check Point Software Technologies (Israel) †	1,076	36,455

Checkpoint Systems, Inc. †	1,950	29,738

China BAK Battery, Inc. (China) †	4,400	12,232

Cisco Systems, Inc. †	30,538	731,080

Citrix Systems, Inc. †	2,976	123,831

Concur Technologies, Inc. †	1,997	85,372

Convergys Corp. †	2,865	30,799

CSG Systems International, Inc. †	4,443	84,817

Dell, Inc. †	5,741	82,441

EMC Corp. †	33,119	578,589

Emdeon, Inc. Class A †	2,113	32,223

Emulex Corp. †	4,917	53,595

Energy Conversion Devices, Inc. †	458	4,841

EnerSys †	2,047	44,768

Epistar Corp. (Taiwan)	5,000	18,715

Epistar Corp. 144A GDR (Taiwan) F †	297	5,577

F5 Networks, Inc. †	5,487	290,701

Putnam VT Global Asset Allocation Fund 87

COMMON STOCKS (48.8%)* cont.	Shares	Value

Technology cont.
Fair Isaac Corp.	1,508	$32,135

FEI Co. †	9,199	214,889

Fidelity National Information Services, Inc.	5,700	133,608

Formfactor, Inc. †	715	15,558

Fujitsu, Ltd. (Japan)	73,000	469,942

Garmin, Ltd.	635	19,495

Global Defense Technology & Systems, Inc. †	1,809	29,776

Google, Inc. Class A †	1,658	1,027,927

Greatbatch, Inc. †	823	15,826

GS Yuasa Corp. (Japan)	4,000	29,386

Harris Corp.	4,635	220,394

HealthStream, Inc. †	3,717	14,682

Hewlett-Packard Co.	12,259	631,461

i2 Technologies, Inc. †	1,931	36,921

IBM Corp.	11,472	1,501,685

Indra Sistemas SA Class A (Spain)	2,549	59,915

Infospace, Inc. †	6,098	52,260

Ingram Micro, Inc. Class A †	3,255	56,800

Integrated Device Technology, Inc. †	10,800	69,876

Intel Corp.	51,753	1,055,761

Interactive Intelligence, Inc. †	1,505	27,752

Jabil Circuit, Inc.	4,600	79,902

Johnson Matthey PLC (United Kingdom)	6,364	157,335

Juniper Networks, Inc. †	3,487	92,998

LDK Solar Co., Ltd. ADR (China) †	846	5,930

LG Display Co., Ltd. (South Korea)	2,840	95,958

Logitech International SA (Switzerland) †	1,190	20,459

Longtop Financial Technologies Ltd. ADR (China) †	2,718	100,620

Mantech International Corp. Class A †	399	19,264

McAfee, Inc. †	664	26,938

MEMC Electronic Materials, Inc. †	1,200	16,344

Micron Technology, Inc. †	3,947	41,680

Microsoft Corp.	49,311	1,503,492

MicroStrategy, Inc. †	542	50,959

MIPS Technologies, Inc. †	4,680	20,452

Monotype Imaging Holdings, Inc. †	4,344	39,226

Multi-Fineline Electronix, Inc. †	874	24,795

National Semiconductor Corp.	17,964	275,927

NCI, Inc. †	362	10,009

NCR Corp. †	5,190	57,765

NEC Corp. (Japan) †	68,000	175,339

NetApp, Inc. †	3,805	130,854

Netezza Corp. †	2,359	22,882

Netgear, Inc. †	1,399	30,344

NetSuite, Inc. †	1,955	31,241

Nippon Electric Glass Co., Ltd. (Japan)	2,000	27,312

Omnicell, Inc. †	2,168	25,344

Oracle Corp.	20,182	495,266

Perfect World Co., Ltd. ADR (China) †	815	32,144

PV Crystalox Solar PLC (United Kingdom)	3,448	3,420

Qualcomm, Inc.	2,730	126,290

Quest Software, Inc. †	7,998	147,163

Renesola, Ltd. ADR (China) †	1,200	5,712

Roth & Rau AG (Germany) †	233	10,104

Saft Groupe SA (France)	583	28,061

COMMON STOCKS (48.8%)* cont.	Shares	Value

Technology cont.
SAIC, Inc. †	1,558	$29,509

Salesforce.com, Inc. †	2,107	155,433

SAVVIS, Inc. †	1,108	15,567

Seagate Technology	13,200	240,108

Silicon Graphics International Corp. †	7,052	49,435

Skyworth Digital Holdings, Ltd. (China)	10,000	10,232

Sohu.com, Inc. (China) †	4,332	248,137

Solarworld AG (Germany)	637	13,948

Sourcefire, Inc. †	823	22,015

STEC, Inc. †	1,146	18,726

Sumco Corp. (Japan)	1,800	31,693

Symantec Corp. †	25,903	463,405

Synaptics, Inc. †	916	28,075

Tech Data Corp. †	1,110	51,793

TeleCommunication Systems, Inc. Class A †	7,014	67,896

Texas Instruments, Inc.	16,399	427,358

TIBCO Software, Inc. †	7,812	75,230

Tokyo Electron, Ltd. (Japan)	700	44,806

TTM Technologies, Inc. † S	6,540	75,406

Ultralife Batteries, Inc. †	1,420	6,134

Unisys Corp. †	3,947	152,196

United Online, Inc.	5,944	42,737

Valence Technology, Inc. †	5,600	5,096

Veeco Instruments, Inc. †	5,098	168,438

Venture Corp., Ltd. (Singapore)	6,000	37,648

VeriSign, Inc. †	1,192	28,894

VMware, Inc. Class A †	5,744	243,431

Volterra Semiconductor Corp. †	1,621	30,994

Watts Water Technologies, Inc. Class A	1,177	36,393

Web.com Group, Inc. †	5,722	37,365

Western Digital Corp. †	11,065	488,520

Western Union Co. (The)	8,800	165,880

Yahoo!, Inc. †	16,500	276,870

		18,416,758
Transportation (0.7%)
Air Transport Services Group, Inc. †	6,101	16,107

British Airways PLC (United Kingdom) † S	9,544	28,498

Central Japan Railway Co. (Japan)	28	186,973

Cintra Concesiones de Infraestructuras de Transporte SA
(Spain)	6,252	72,955

ComfortDelgro Corp., Ltd. (Singapore)	42,000	48,868

Deutsche Post AG (Germany)	1,990	38,259

DP World, Ltd. (United Arab Emirates)	144,491	62,131

easyJet PLC (United Kingdom) †	7,934	44,742

Hawaiian Holdings, Inc. †	3,313	23,191

International Shipholding Corp.	972	30,200

Koninklijke Vopak NV (Netherlands) †	938	74,048

Nippon Express Co., Ltd. (Japan)	36,000	147,398

Ryder System, Inc.	5,304	218,366

SembCorp Marine, Ltd. (Singapore)	47,000	122,553

Singapore Airlines, Ltd. (Singapore)	7,000	73,954

TNT NV (Netherlands)	2,090	63,921

Union Pacific Corp.	4,700	300,330

Wabtec Corp. S	1,511	61,709

		1,614,203
Utilities and power (2.2%)
A2A SpA (Italy)	38,043	79,564

AES Corp. (The) †	7,835	104,284

88 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (48.8%)* cont.	Shares	Value

Utilities and power cont.
AGL Energy, Ltd. (Australia)	2,733	$34,399

American States Water Co.	467	16,536

Aqua America, Inc.	1,309	22,921

Atco, Ltd. Class I (Canada)	714	31,495

Babcock & Brown Wind Partners (Australia)	20,782	25,896

BKW FMB Energie AG (Switzerland)	242	18,806

California Water Service Group	423	15,575

Centrica PLC (United Kingdom)	22,439	101,436

CEZ AS (Czech Republic)	915	42,914

Chubu Electric Power, Inc. (Japan)	3,900	93,035

Cia de Saneamento Basico do Estado de Sao Paulo ADR
(Brazil)	923	36,108

CMS Energy Corp. S	6,600	103,356

Consolidated Water Co., Inc. (Cayman Islands)	553	7,902

Constellation Energy Group, Inc.	3,300	116,061

DTE Energy Co.	1,800	78,462

EDF (France)	991	58,923

EDF Energies Nouvelles SA (France)	649	33,304

Edison International	5,927	206,141

El Paso Corp.	23,000	226,090

Endesa SA (Spain)	728	24,866

Enel SpA (Italy)	14,987	86,958

Energen Corp.	2,244	105,019

Energias de Portugal (EDP) SA (Portugal)	45,314	200,399

Entergy Corp.	411	33,636

Exelon Corp.	5,835	285,156

FirstEnergy Corp.	1,532	71,161

FPL Group, Inc.	4,885	258,026

Gaz de France SA (France)	2,444	105,945

Guangdong Investment, Ltd. (China)	152,000	88,302

Hokkaido Electric Power Co., Inc. (Japan)	1,100	19,983

Hokuriku Electric Power Co. (Japan)	1,000	21,782

Huaneng Power International, Inc. (China)	10,000	5,626

Integrys Energy Group, Inc.	2,000	83,980

International Power PLC (United Kingdom)	14,445	71,537

Kansai Electric Power, Inc. (Japan)	1,600	36,102

Kyushu Electric Power Co., Inc. (Japan)	1,500	30,880

Mirant Corp. †	12,638	192,982

National Grid PLC (United Kingdom)	41,618	455,353

NSTAR	2,800	103,040

NV Energy, Inc.	8,700	107,706

Ormat Technologies, Inc.	256	9,687

PG&E Corp.	4,721	210,793

PPL Corp.	5,800	187,398

Public Power Corp. SA (Greece) †	4,403	81,201

Public Service Enterprise Group, Inc.	1,362	45,287

RWE AG (Germany)	440	42,724

Sempra Energy	3,698	207,014

Severn Trent PLC (United Kingdom)	1,597	27,923

Shikoku Electric Power Co., Inc. (Japan)	900	23,239

SJW Corp.	524	11,827

Southwest Water Co.	1,043	6,143

Terna SPA (Italy)	31,711	136,336

Toho Gas Co., Ltd. (Japan)	19,000	100,870

Tokyo Electric Power Co. (Japan)	2,300	57,710

Tokyo Gas Co., Ltd. (Japan)	25,000	99,763

COMMON STOCKS (48.8%)* cont.	Shares	Value

Utilities and power cont.
TransAlta Corp. (Canada)	299	$6,707

UGI Corp.	3,100	74,989

UniSource Energy Corp.	985	31,707

Veolia Environnement (France)	1,580	51,912

		5,254,877
Total common stocks (cost $107,378,641)		$115,576,285

MORTGAGE-BACKED SECURITIES (14.4%)*	Principal amount	Value

Asset Securitization Corp. Ser. 96-MD6, Class A7,
8.335s, 2029	$34,965	$38,242

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A2, 5.658s, 2049	414,000	420,945
Ser. 07-2, Class A2, 5.634s, 2049	71,000	71,491
FRB Ser. 07-3, Class A3, 5.627s, 2049	98,000	94,673
Ser. 06-4, Class A2, 5.522s, 2046	471,000	479,957
Ser. 04-3, Class A5, 5.398s, 2039	190,000	193,753
Ser. 05-6, Class A2, 5.165s, 2047	36,000	36,227
Ser. 07-5, Class XW, IO, 0.434s, 2051	2,855,408	58,250
Ser. 07-1, Class XW, IO, 0.287s, 2049	1,657,987	21,785

Banc of America Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.77s, 2035	779,193	10,451
Ser. 04-4, Class XC, IO, 0.298s, 2042	1,567,469	23,507
Ser. 04-5, Class XC, IO, 0.222s, 2041	2,451,260	30,514
Ser. 06-5, Class XC, IO, 0.134s, 2016	5,872,896	80,682

Banc of America Funding Corp. FRB Ser. 06-D, Class 6A1,
5.851s, 2036	294,785	166,554

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 2.233s, 2022	95,000	43,031
FRB Ser. 05-MIB1, Class J, 1.283s, 2022 F	102,000	41,829

Banc of America Structured Security Trust 144A Ser. 02-X1,
Class A3, 5.436s, 2033	37	37

Bayview Commercial Asset Trust 144A
Ser. 04-2, IO, 2.97s, 2034	189,553	7,203
Ser. 04-3, IO, 2.87s, 2035	128,648	4,992
Ser. 07-1, Class S, IO, 2.473s, 2037	1,339,516	87,470
Ser. 06-4A, IO, 2.331s, 2036	94,421	7,601
Ser. 05-3A, IO, 2.15s, 2035	317,687	16,806
Ser. 05-1A, IO, 2.15s, 2035	191,146	8,219
Ser. 06-2A, IO, 1.798s, 2036	112,375	6,563
FRB Ser. 05-1A, Class A1, 0.531s, 2035	42,795	28,245

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	423,445	281,591
FRB Ser. 05-7, Class 23A1, 5.602s, 2035	180,868	112,550
Ser. 04-9, Class 1A1, 4.302s, 2034	5,977	3,887

Bear Stearns Commercial Mortgage
Securities, Inc.
Ser. 07-PW18, Class A2, 5.613s, 2050	882,000	881,540
Ser. 04-PR3I, Class X1, IO, 0.174s, 2041	561,971	7,980

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.687s, 2038	1,545,687	49,153
Ser. 06-PW14, Class X1, IO, 0.109s, 2038	1,663,230	22,969
Ser. 07-PW18, Class X1, IO, 0.095s, 2050	707,496	5,092
Ser. 07-PW15, Class X1, IO, 0.088s, 2044 F	4,872,569	48,645
Ser. 05-PW10, Class X1, IO, 0.057s, 2040	5,793,804	9,386

Chase Commercial Mortgage Securities Corp.
Ser. 00-3, Class A2, 7.319s, 2032	22,999	23,552

Citigroup FRB Ser. 07-AR5, Class 1A2A,
5.595s, 2037	672,190	425,974

Putnam VT Global Asset Allocation Fund 89

MORTGAGE-BACKED SECURITIES (14.4%)* cont.	Principal amount	Value

Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.092s, 2014	$465,000	$450,279
Ser. 08-C7, Class A2A, 6.034s, 2049	255,000	256,709

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 6.185s, 2036	255,674	143,279
FRB Ser. 07-6, Class 1A3A, 5.7s, 2046	753,605	391,875
FRB Ser. 06-AR7, Class 2A2A, 5.581s, 2036	250,920	153,061

Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 07-CD4, Class A2B, 5.205s, 2049	1,107,000	1,131,007

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0 3/8s, 2049	1,707,959	24,253
Ser. 07-CD4, Class XC, IO, 0.087s, 2049	5,712,419	37,131
Ser. 06-CD2, Class X, IO, 0.086s, 2046	3,661,864	11,598

CNL Funding Ser. 99-1, Class A2, 7.645s, 2014	78,874	71,776

Commercial Mortgage Acceptance Corp. Ser. 97-ML1, IO,
0.967s, 2017	387,966	10,847

Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	98,000	98,686
Ser. 98-C2, Class F, 5.44s, 2030	435,000	430,676

Commercial Mortgage Loan Trust Ser. 08-LS1, Class A4B,
6.019s, 2017	126,000	110,063

Commercial Mortgage Pass-Through Certificates 144A
Ser. 06-CN2A, Class H, 5.57s, 2019	45,000	29,237
Ser. 06-CN2A, Class J, 5.57s, 2019	36,000	19,800
FRB Ser. 01-J2A, Class A2F, 0.733s, 2034	74,000	68,298
Ser. 05-LP5, Class XC, IO, 0.251s, 2043	2,240,375	20,148
Ser. 06-C8, Class XS, IO, 0.085s, 2046	5,302,961	50,682
Ser. 05-C6, Class XC, IO, 0.064s, 2044	5,126,164	24,494

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	248,213	163,588
Ser. 06-J8, Class A4, 6s, 2037	210,621	120,054
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047	98,434	84,496

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.626s, 2035	512,463	353,600
FRB Ser. 06-HYB1, Class 1A1, 5.3s, 2036	371,110	216,146
FRB Ser. 06-HYB1, Class 2A1, 5.238s, 2036	757,667	553,097
FRB Ser. 05-HYB4, Class 2A1, 4.856s, 2035	373,328	276,263

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.658s, 2035	368,117	41,873
Ser. 06-R1, Class AS, IO, 5.636s, 2036	98,702	10,857
Ser. 05-R3, Class AS, IO, 5.569s, 2035	378,274	42,083
FRB Ser. 06-R2, Class AS, IO, 5.484s, 2036	401,947	40,697
IFB Ser. 05-R2, Class 1AS, IO, 5.312s, 2035	213,123	22,644

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.809s, 2039	349,000	352,094
Ser. 06-C5, Class A2, 5.246s, 2039	242,000	246,258
Ser. 06-C5, Class AX, IO, 0.118s, 2039	3,403,914	49,187

Credit Suisse Mortgage Capital Certificates 144A
Ser. 06-C4, Class AX, IO, 0.132s, 2039	4,597,924	57,587
Ser. 07-C2, Class AX, IO, 0.111s, 2049	7,988,115	52,114
Ser. 07-C1, Class AX, IO, 0.085s, 2040	6,180,541	46,113

CS First Boston Mortgage Securities Corp. Ser. 04-C2,
Class A2, 5.416s, 2036	210,000	207,970

CS First Boston Mortgage Securities Corp. 144A
Ser. 02-CP3, Class AX, IO, 1.414s, 2035	777,838	23,457
FRB Ser. 04-TF2A, Class J, 1.183s, 2016	50,000	40,000
FRB Ser. 05-TF2A, Class J, 1.133s, 2020	17,613	14,971
FRB Ser. 04-TF2A, Class H, 0.933s, 2019	50,000	44,000
Ser. 01-CK1, Class AY, IO, 0.776s, 2035	2,604,499	10,581
Ser. 04-C4, Class AX, IO, 0.445s, 2039	645,477	14,397

MORTGAGE-BACKED SECURITIES (14.4%)* cont.	Principal amount	Value

CS First Boston Mortgage Securities Corp. 144A
Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class X, IO, 0.636s, 2031	$310,025	$7,176

DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	22,529	22,587
Ser. 99-CG2, Class B3, 6.1s, 2032	100,000	86,000
Ser. 99-CG2, Class B4, 6.1s, 2032	130,000	130,955

Fannie Mae
IFB Ser. 06-49, Class SE, 28.075s, 2036	106,946	151,342
IFB Ser. 05-25, Class PS, 27.143s, 2035	63,378	88,573
IFB Ser. 06-115, Class ES, 25.635s, 2036	89,536	123,123
IFB Ser. 06-8, Class HP, 23.719s, 2036	87,035	118,078
IFB Ser. 05-99, Class SA, 23.719s, 2035	58,795	78,058
IFB Ser. 05-74, Class DM, 23.535s, 2035	58,889	76,572
IFB Ser. 05-45, Class DC, 23.462s, 2035	57,575	78,739
IFB Ser. 03-44, Class SI, IO, 7.769s, 2033	358,530	64,092
IFB Ser. 06-90, Class SE, IO, 7.569s, 2036	77,003	13,412
IFB Ser. 05-52, Class DC, IO, 6.969s, 2035	103,838	15,745
IFB Ser. 06-79, Class DI, IO, 6.919s, 2036	250,549	35,708
IFB Ser. 06-60, Class SI, IO, 6.919s, 2036	179,246	26,971
IFB Ser. 04-60, Class SW, IO, 6.819s, 2034	266,924	41,593
IFB Ser. 05-65, Class KI, IO, 6.769s, 2035	640,347	93,299
IFB Ser. 08-41, Class S, IO, 6.569s, 2036	77,624	10,500
IFB Ser. 05-48, Class SM, IO, 6.569s, 2034	123,509	16,535
IFB Ser. 07-54, Class CI, IO, 6.529s, 2037	120,002	17,390
IFB Ser. 08-34, Class SM, IO, 6.519s, 2038	389,960	49,720
IFB Ser. 07-58, Class SP, IO, 6.519s, 2037	161,303	21,744
IFB Ser. 07-28, Class SE, IO, 6.519s, 2037	141,248	20,229
IFB Ser. 07-24, Class SD, IO, 6.519s, 2037	119,299	15,936
IFB Ser. 05-12, Class SC, IO, 6.519s, 2035	128,969	19,455
IFB Ser. 05-17, Class ES, IO, 6.519s, 2035	115,646	14,669
IFB Ser. 07-30, Class IE, IO, 6.509s, 2037	353,287	59,754
IFB Ser. 06-123, Class CI, IO, 6.509s, 2037	307,012	42,512
IFB Ser. 05-82, Class SY, IO, 6.499s, 2035	225,312	27,943
IFB Ser. 05-45, Class EW, IO, 6.489s, 2035	443,361	60,051
IFB Ser. 05-45, Class SR, IO, 6.489s, 2035	306,081	39,810
IFB Ser. 06-31, Class SX, IO, 6.469s, 2036	313,355	46,184
IFB Ser. 06-33, Class JS, IO, 6.469s, 2036	166,192	21,864
IFB Ser. 06-36, Class SP, IO, 6.469s, 2036	116,172	13,475
IFB Ser. 06-16, Class SM, IO, 6.469s, 2036	103,575	14,904
IFB Ser. 05-95, Class CI, IO, 6.469s, 2035	141,682	21,880
IFB Ser. 05-84, Class SG, IO, 6.469s, 2035	221,206	30,909
IFB Ser. 05-57, Class NI, IO, 6.469s, 2035	62,105	8,558
IFB Ser. 06-3, Class SB, IO, 6.469s, 2035	308,210	47,732
IFB Ser. 05-23, Class SG, IO, 6.469s, 2035	173,637	24,300
IFB Ser. 05-17, Class SA, IO, 6.469s, 2035	157,958	23,474
IFB Ser. 05-17, Class SE, IO, 6.469s, 2035	173,762	23,515
IFB Ser. 06-128, Class GS, IO, 6.449s, 2037	131,168	18,600
IFB Ser. 06-114, Class IS, IO, 6.419s, 2036	132,631	17,083
IFB Ser. 06-115, Class GI, IO, 6.409s, 2036	141,676	24,637
IFB Ser. 06-115, Class IE, IO, 6.409s, 2036	104,000	13,775
IFB Ser. 06-109, Class SH, IO, 6.389s, 2036	166,718	25,883
IFB Ser. 06-104, Class IC, IO, 6.369s, 2036	461,364	68,843
IFB Ser. 06-103, Class SB, IO, 6.369s, 2036	139,034	18,130
IFB Ser. 06-43, Class SI, IO, 6.369s, 2036	309,156	39,841
IFB Ser. 06-8, Class JH, IO, 6.369s, 2036	487,488	68,831
IFB Ser. 09-12, Class CI, IO, 6.369s, 2036	436,040	64,599
IFB Ser. 05-122, Class SG, IO, 6.369s, 2035	105,869	14,152
IFB Ser. 05-122, Class SW, IO, 6.369s, 2035	135,687	18,125
IFB Ser. 06-92, Class JI, IO, 6.349s, 2036	79,747	10,671
IFB Ser. 06-96, Class ES, IO, 6.349s, 2036	191,268	23,181
IFB Ser. 06-99, Class AS, IO, 6.349s, 2036	94,640	12,151

90 Putnam VT Global Asset Allocation Fund

MORTGAGE-BACKED SECURITIES (14.4%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 06-86, Class SB, IO, 6.319s, 2036	$383,817	$56,028
IFB Ser. 09-12, Class AI, IO, 6.269s, 2037	552,476	74,692
IFB Ser. 07-15, Class NI, IO, 6.269s, 2022	171,482	19,030
IFB Ser. 07-109, Class XI, IO, 6.219s, 2037	81,653	10,467
IFB Ser. 07-30, Class LI, IO, 6.209s, 2037	492,116	62,937
IFB Ser. 07-89, Class SA, IO, 6.199s, 2037	442,456	52,210
IFB Ser. 07-44, Class SB, IO, 6.199s, 2037	535,213	74,626
IFB Ser. 07-54, Class IA, IO, 6.179s, 2037	149,874	19,944
IFB Ser. 07-54, Class IB, IO, 6.179s, 2037	149,874	19,944
IFB Ser. 07-54, Class IC, IO, 6.179s, 2037	149,874	19,944
IFB Ser. 07-54, Class ID, IO, 6.179s, 2037	149,874	19,944
IFB Ser. 07-54, Class IF, IO, 6.179s, 2037	222,252	28,257
IFB Ser. 07-54, Class UI, IO, 6.179s, 2037	185,619	26,075
IFB Ser. 07-15, Class CI, IO, 6.149s, 2037	567,182	72,083
IFB Ser. 06-115, Class JI, IO, 6.149s, 2036	404,657	52,500
IFB Ser. 08-12, Class SC, IO, 6.119s, 2038	585,968	71,270
IFB Ser. 06-123, Class LI, IO, 6.089s, 2037	273,641	33,921
IFB Ser. 07-81, Class IS, IO, 6.069s, 2037	225,303	27,510
IFB Ser. 07-39, Class AI, IO, 5.889s, 2037	261,940	29,927
IFB Ser. 07-32, Class SD, IO, 5.879s, 2037	180,558	21,547
IFB Ser. 07-30, Class UI, IO, 5.869s, 2037	148,461	17,270
IFB Ser. 07-32, Class SC, IO, 5.869s, 2037	239,530	29,915
IFB Ser. 07-1, Class CI, IO, 5.869s, 2037	165,991	20,852
IFB Ser. 09-12, Class DI, IO, 5.799s, 2037	660,113	82,971
IFB Ser. 05-58, Class IK, IO, 5.769s, 2035	194,367	35,517
Ser. 06-W3, Class 1AS, IO, 5.756s, 2046	542,011	65,041
IFB Ser. 07-75, Class ID, IO, 5.639s, 2037	152,622	17,972
IFB Ser. 09-3, Class SE, IO, 5.269s, 2037	215,955	21,335
Ser. 03-W12, Class 2, IO, 2.216s, 2043	379,579	34,540
Ser. 03-W10, Class 3, IO, 1.88s, 2043	221,926	16,450
Ser. 03-W10, Class 1, IO, 1.837s, 2043	799,202	59,560
Ser. 03-W8, Class 12, IO, 1.635s, 2042	790,297	53,453
Ser. 03-W17, Class 12, IO, 1.141s, 2033	285,995	13,198
Ser. 06-26, Class NB, 1s, 2036	49,740	43,388
Ser. 03-T2, Class 2, IO, 0.809s, 2042	1,085,177	30,293
Ser. 03-W6, Class 51, IO, 0.67s, 2042	261,273	7,025
Ser. 01-T12, Class IO, 0.565s, 2041	240,463	5,122
Ser. 03-W2, Class 1, IO, 0.467s, 2042	1,883,704	27,545
Ser. 02-T4, IO, 0.448s, 2041	1,290,553	19,107
Ser. 01-50, Class B1, IO, 0.435s, 2041	421,508	8,040
Ser. 02-T1, Class IO, IO, 0.423s, 2031	266,828	3,752
Ser. 03-W6, Class 3, IO, 0.368s, 2042	369,061	5,420
Ser. 03-W6, Class 23, IO, 0.352s, 2042	391,669	5,439
Ser. 01-79, Class BI, IO, 0.327s, 2045	874,911	12,635
Ser. 06-46, Class OC, PO, zero %, 2036	74,218	57,928
Ser. 04-61, Class JO, PO, zero %, 2032	29,483	25,896
Ser. 326, Class 1, PO, zero %, 2032	41,832	34,695
Ser. 318, Class 1, PO, zero %, 2032	15,814	13,373
Ser. 314, Class 1, PO, zero %, 2031	75,355	64,592
FRB Ser. 06-115, Class SN, zero %, 2036	69,183	82,920
FRB Ser. 05-57, Class UL, zero %, 2035	19,054	18,892
FRB Ser. 05-65, Class CU, zero %, 2034	9,945	8,896

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.869s, 2043	92,556	15,503
Ser. T-56, Class A, IO, 0.524s, 2043	294,227	6,276
Ser. T-56, Class 1, IO, 0.232s, 2043	400,063	3,428
Ser. T-56, Class 3, IO, 0.088s, 2043	301,137	3,541
Ser. T-56, Class 2, IO, 0.041s, 2043	365,734	30

MORTGAGE-BACKED SECURITIES (14.4%)* cont.	Principal amount	Value

First Horizon Alternative Mortgage Securities FRB
Ser. 05-AA10, Class 2A1, 5.701s, 2035	$118,841	$67,739

First Union National Bank-Bank of America Commercial
Mortgage 144A Ser. 01-C1, Class 3, IO, 1.691s, 2033	1,318,098	15,554

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	131,000	114,418
Ser. 97-C2, Class G, 7 1/2s, 2029	40,000	36,800

Freddie Mac
IFB Ser. 3408, Class EK, 24.855s, 2037	76,075	101,713
IFB Ser. 2976, Class KL, 23.529s, 2035	93,315	124,623
IFB Ser. 3065, Class DC, 19.161s, 2035	86,359	108,038
IFB Ser. 2990, Class LB, 16.35s, 2034	98,439	116,391
IFB Ser. 3489, Class SD, IO, 7.567s, 2032	134,400	22,131
IFB Ser. 2759, Class SG, IO, 7.317s, 2033	219,783	40,410
IFB Ser. 2828, Class GI, IO, 7.267s, 2034	150,959	23,651
IFB Ser. 3184, Class SP, IO, 7.117s, 2033	178,296	22,359
IFB Ser. 3269, Class KS, IO, 7.017s, 2037	2,059,604	278,047
IFB Ser. 3156, Class PS, IO, 7.017s, 2036	216,238	36,237
IFB Ser. 2927, Class SI, IO, 7s, 2035	124,409	18,681
IFB Ser. 3149, Class LS, IO, 6.967s, 2036	511,490	93,306
IFB Ser. 3119, Class PI, IO, 6.967s, 2036	144,199	26,145
IFB Ser. 2882, Class LS, IO, 6.967s, 2034	106,772	15,019
IFB Ser. 3149, Class SE, IO, 6.917s, 2036	179,746	30,937
IFB Ser. 3157, Class SA, IO, 6.917s, 2036	364,204	62,286
IFB Ser. 2921, Class SG, IO, 6.917s, 2035	389,541	58,270
IFB Ser. 3203, Class SH, IO, 6.907s, 2036	106,071	16,629
IFB Ser. 2835, Class AI, IO, 6.867s, 2034	50,164	8,065
IFB Ser. 2815, Class PT, IO, 6.817s, 2032	146,300	18,682
IFB Ser. 2828, Class TI, IO, 6.817s, 2030	66,129	7,722
IFB Ser. 3397, Class GS, IO, 6.767s, 2037	99,489	11,158
IFB Ser. 3249, Class SI, IO, 6.517s, 2036	77,156	10,806
IFB Ser. 2922, Class SE, IO, 6.517s, 2035	167,351	21,332
IFB Ser. 2981, Class AS, IO, 6.487s, 2035	152,443	17,840
IFB Ser. 3287, Class SE, IO, 6.467s, 2037	333,823	50,975
IFB Ser. 3122, Class DS, IO, 6.467s, 2036	163,617	22,871
IFB Ser. 3123, Class LI, IO, 6.467s, 2036	183,422	29,290
IFB Ser. 3107, Class DC, IO, 6.467s, 2035	201,116	30,537
IFB Ser. 3001, Class IH, IO, 6.467s, 2035	62,429	8,813
IFB Ser. 2950, Class SM, IO, 6.467s, 2016	207,567	25,222
IFB Ser. 3256, Class S, IO, 6.457s, 2036	195,760	26,237
IFB Ser. 3031, Class BI, IO, 6.457s, 2035	78,505	8,063
IFB Ser. 3244, Class SB, IO, 6.427s, 2036	117,534	14,791
IFB Ser. 3249, Class SM, IO, 6.417s, 2036	157,072	21,849
IFB Ser. 3236, Class IS, IO, 6.417s, 2036	214,681	27,711
IFB Ser. 3240, Class SM, IO, 6.417s, 2036	156,627	20,231
IFB Ser. 3147, Class SD, IO, 6.417s, 2036	421,285	56,149
IFB Ser. 3067, Class SI, IO, 6.417s, 2035	553,227	85,233
IFB Ser. 3128, Class JI, IO, 6.397s, 2036	225,752	30,302
IFB Ser. 2990, Class LI, IO, 6.397s, 2034	150,239	22,452
IFB Ser. 3240, Class S, IO, 6.387s, 2036	446,127	59,508
IFB Ser. 3065, Class DI, IO, 6.387s, 2035	66,722	9,656
IFB Ser. 3145, Class GI, IO, 6.367s, 2036	191,576	26,773
IFB Ser. 3114, Class GI, IO, 6.367s, 2036	86,591	12,827
IFB Ser. 3114, Class IP, IO, 6.367s, 2036	206,065	26,565
IFB Ser. 3218, Class AS, IO, 6.347s, 2036	138,482	17,060
IFB Ser. 3221, Class SI, IO, 6.347s, 2036	163,047	20,269
IFB Ser. 3346, Class SC, IO, 6.317s, 2033	801,780	112,060
IFB Ser. 3346, Class SB, IO, 6.317s, 2033	225,922	31,580
IFB Ser. 3201, Class SG, IO, 6.267s, 2036	229,641	29,596
IFB Ser. 3203, Class SE, IO, 6.267s, 2036	192,332	24,197
IFB Ser. 3171, Class PS, IO, 6.252s, 2036	178,880	22,088
IFB Ser. 3171, Class ST, IO, 6.252s, 2036	325,457	40,129

Putnam VT Global Asset Allocation Fund 91

MORTGAGE-BACKED SECURITIES (14.4%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3152, Class SY, IO, 6.247s, 2036	$169,032	$24,319
IFB Ser. 3510, Class DI, IO, 6.247s, 2035	282,109	37,375
IFB Ser. 3181, Class PS, IO, 6.237s, 2036	118,347	17,107
IFB Ser. 3199, Class S, IO, 6.217s, 2036	86,863	11,365
IFB Ser. 3284, Class LI, IO, 6.207s, 2037	577,497	74,071
IFB Ser. 3281, Class AI, IO, 6.197s, 2037	205,818	26,502
IFB Ser. 3311, Class IA, IO, 6.177s, 2037	206,403	26,651
IFB Ser. 3311, Class IB, IO, 6.177s, 2037	206,403	26,651
IFB Ser. 3311, Class IC, IO, 6.177s, 2037	206,403	26,651
IFB Ser. 3311, Class ID, IO, 6.177s, 2037	206,403	26,651
IFB Ser. 3311, Class IE, IO, 6.177s, 2037	298,779	38,578
IFB Ser. 3240, Class GS, IO, 6.147s, 2036	279,963	34,825
IFB Ser. 3257, Class SI, IO, 6.087s, 2036	127,476	14,841
IFB Ser. 3225, Class EY, IO, 6.057s, 2036	659,956	77,760
IFB Ser. 3225, Class JY, IO, 6.057s, 2036	555,328	68,486
IFB Ser. 3339, Class TI, IO, 5.907s, 2037	227,425	26,873
IFB Ser. 3284, Class CI, IO, 5.887s, 2037	441,792	52,537
IFB Ser. 3309, Class SG, IO, 5.837s, 2037	429,144	45,876
IFB Ser. 2965, Class SA, IO, 5.817s, 2032	160,832	19,222
IFB Ser. 3510, Class BI, IO, 5.797s, 2037	532,823	65,407
IFB Ser. 3397, Class SQ, IO, 5.737s, 2037	397,404	43,309
FRB Ser. 3232, Class FG, 0.533s, 2036	20,749	20,499
Ser. 3327, Class IF, IO, zero %, 2037	61,625	3,055
Ser. 3292, Class DO, PO, zero %, 2037	59,908	46,947
Ser. 3252, Class LO, PO, zero %, 2036	72,494	60,764
Ser. 3124, Class DO, PO, zero %, 2036	58,991	43,936
Ser. 201, PO, zero %, 2029	46,628	38,414
FRB Ser. 3304, Class UF, zero %, 2037	100,000	90,979
FRB Ser. 3289, Class SF, zero %, 2037	50,162	51,180
FRB Ser. 3326, Class YF, zero %, 2037	23,024	25,867
FRB Ser. 3147, Class SF, zero %, 2036	84,993	83,915
FRB Ser. 3047, Class BD, zero %, 2035	44,125	37,520
FRB Ser. 3003, Class XF, zero %, 2035	63,515	62,575
FRB Ser. 2958, Class FB, zero %, 2035	30,036	26,352

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.151s, 2043	3,963,620	25,721
Ser. 07-C1, Class XC, IO, 0.095s, 2019	11,804,108	61,381
Ser. 05-C3, Class XC, IO, 0.089s, 2045	10,449,245	37,966

GMAC Commercial Mortgage Securities, Inc.
Ser. 97-C1, Class X, IO, 1.279s, 2029	90,391	4,167
Ser. 05-C1, Class X1, IO, 0.216s, 2043	3,709,300	37,200

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	39,430	30,361
Ser. 06-C1, Class XC, IO, 0.07s, 2045	6,554,706	30,855

Government National Mortgage Association
IFB Ser. 08-47, Class S, IO, 7.468s, 2038	148,470	20,066
IFB Ser. 04-59, Class SC, IO, 6.968s, 2034	86,180	12,253
IFB Ser. 04-26, Class IS, IO, 6.968s, 2034	26,507	1,870
IFB Ser. 04-5, Class PS, IO, 6.717s, 2033	274,000	45,066
IFB Ser. 09-66, Class XS, IO, 6.568s, 2039	17,435,498	2,017,747
IFB Ser. 09-106, Class XI, IO, 6.567s, 2037	192,406	21,983
IFB Ser. 07-22, Class S, IO, 6.567s, 2037	133,913	15,242
IFB Ser. 09-106, Class XL, IO, 6.517s, 2037	191,993	21,261
IFB Ser. 07-53, Class SY, IO, 6.502s, 2037	79,983	8,259
IFB Ser. 07-58, Class PS, IO, 6.467s, 2037	568,633	52,319
IFB Ser. 07-59, Class PS, IO, 6.437s, 2037	97,462	8,289
IFB Ser. 07-59, Class SP, IO, 6.437s, 2037	303,461	26,164
IFB Ser. 07-68, Class PI, IO, 6.417s, 2037	135,497	13,051
IFB Ser. 07-16, Class KU, IO, 6.417s, 2037	143,261	17,535
IFB Ser. 09-87, Class SK, IO, 6.367s, 2032	357,139	37,216
IFB Ser. 07-17, Class AI, IO, 6.318s, 2037	477,524	64,742

MORTGAGE-BACKED SECURITIES (14.4%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 09-13, Class SD, IO, 6.318s, 2033	$945,162	$87,382
IFB Ser. 07-9, Class AI, IO, 6.268s, 2037	149,520	15,096
IFB Ser. 09-106, Class LS, IO, 6.267s, 2037	201,452	19,448
IFB Ser. 06-26, Class S, IO, 6.267s, 2036	105,970	11,200
IFB Ser. 09-35, Class SP, IO, 6.168s, 2037	438,284	52,172
IFB Ser. 05-71, Class SA, IO, 6.128s, 2035	41,359	4,795
IFB Ser. 05-65, Class SI, IO, 6.117s, 2035	134,496	14,801
IFB Ser. 07-17, Class IC, IO, 6.018s, 2037	289,352	33,786
IFB Ser. 07-17, Class IB, IO, 6.017s, 2037	119,554	15,111
IFB Ser. 09-106, Class SD, IO, 6.017s, 2036	192,306	20,038
IFB Ser. 07-25, Class KS, IO, 5.968s, 2037	81,450	8,293
IFB Ser. 07-21, Class S, IO, 5.968s, 2037	230,112	20,679
IFB Ser. 07-7, Class JI, IO, 5.967s, 2037	267,179	29,580
IFB Ser. 07-17, Class SI, IO, 5.956s, 2037	173,524	19,343
IFB Ser. 07-31, Class AI, IO, 5.948s, 2037	145,846	18,738
IFB Ser. 07-43, Class SC, IO, 5.868s, 2037	135,233	12,846
IFB Ser. 09-106, Class ST, IO, 5.767s, 2038	193,216	19,500
IFB Ser. 04-41, Class SG, IO, 5.767s, 2034	30,357	1,707
FRB Ser. 07-35, Class UF, zero %, 2037	17,395	16,962
FRB Ser. 07-35, Class VF, zero %, 2037	5,375	5,351

Greenwich Capital Commercial Funding Corp.
Ser. 05-GG5, Class A2, 5.117s, 2037	168,000	168,655
Ser. 05-GG5, Class XC, IO, 0.084s, 2037	8,369,891	24,436

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.805s, 2045	187,000	182,945
Ser. 06-GG6, Class A2, 5.506s, 2038	302,000	306,036

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	57,269	55,407
Ser. 06-GG8, Class X, IO, 0.666s, 2039	1,588,009	41,294
Ser. 04-C1, Class X1, IO, 0.297s, 2028	1,082,670	4,783
Ser. 03-C1, Class X1, IO, 0.276s, 2040	604,841	11,943
Ser. 06-GG6, Class XC, IO, 0.052s, 2038	2,526,716	5,445

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	11,503	10,468
Ser. 05-RP3, Class 1A3, 8s, 2035	38,866	35,319
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	29,652	26,613

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	35,058	33,020
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	38,589	36,563

GSR Mortgage Loan Trust Ser. 05-AR2, Class 2A1,
4.746s, 2035	60,663	47,317

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
6.022s, 2037	510,801	352,452

IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
0.341s, 2037 F	356,922	192,738

IndyMac Indx Mortgage Loan Trust
FRB Ser. 07-AR15, Class 1A1, 5.913s, 2037	287,120	183,757
FRB Ser. 06-AR25, Class 5A1, 5.911s, 2036	81,141	49,853
FRB Ser. 07-AR9, Class 2A1, 5.864s, 2037	272,504	185,303
FRB Ser. 05-AR31, Class 3A1, 5 1/2s, 2036	404,743	234,751
FRB Ser. 05-AR5, Class 4A1, 5.22s, 2035	253,001	176,359
FRB Ser. 07-AR11, Class 1A1, 5.07s, 2037	222,886	120,359

JPMorgan Alternative Loan Trust
FRB Ser. 06-A1, Class 5A1, 5.923s, 2036	185,619	145,711
FRB Ser. 06-A6, Class 1A1, 0.391s, 2036	116,615	55,278

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	42,000	38,220
FRB Ser. 07-LD12, Class AM, 6.062s, 2051	196,000	137,129
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	1,563,000	1,473,899
Ser. 07-CB20, Class A3, 5.863s, 2051	469,000	454,589

92 Putnam VT Global Asset Allocation Fund

MORTGAGE-BACKED SECURITIES (14.4%)* cont.	Principal amount	Value

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 07-LD12, Class A2, 5.827s, 2051	$433,000	$438,690
FRB Ser. 07-LD11, Class A3, 5.818s, 2049	234,000	225,324
Ser. 06-CB15, Class A4, 5.814s, 2043	258,000	248,609
Ser. 07-CB20, Class A4, 5.794s, 2051	102,000	87,969
Ser. 05-LDP2, Class AM, 4.78s, 2042	80,000	63,928
Ser. 06-LDP8, Class X, IO, 0.572s, 2045	2,111,967	50,110
Ser. 06-CB17, Class X, IO, 0.512s, 2043	2,032,048	57,507
Ser. 06-LDP9, Class X, IO, 0.469s, 2047	3,028,719	63,293
Ser. 07-LDPX, Class X, IO, 0.346s, 2049	3,465,461	53,183
Ser. 06-CB16, Class X1, IO, 0.113s, 2045	2,397,820	28,229

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	44,000	43,869
Ser. 07-CB20, Class X1, IO, 0.137s, 2051	6,043,139	63,761
Ser. 05-CB12, Class X1, IO, 0.114s, 2037	3,306,526	27,823

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	35,110	25,009
Ser. 99-C1, Class G, 6.41s, 2031	37,135	21,220
Ser. 98-C4, Class H, 5.6s, 2035 F	50,000	32,431

LB-UBS Commercial Mortgage Trust Ser. 04-C7, Class A6,
4.786s, 2029	83,000	80,178

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.716s, 2038	1,440,466	44,684
Ser. 03-C5, Class XCL, IO, 0.4s, 2037	949,841	16,775
Ser. 05-C2, Class XCL, IO, 0.307s, 2040	3,844,095	29,663
Ser. 05-C3, Class XCL, IO, 0.297s, 2040	2,561,050	46,847
Ser. 05-C5, Class XCL, IO, 0.203s, 2020	3,150,896	35,786
Ser. 05-C7, Class XCL, IO, 0.168s, 2040	3,732,271	24,554
Ser. 06-C7, Class XCL, IO, 0.154s, 2038	2,541,591	34,620
Ser. 06-C1, Class XCL, IO, 0.097s, 2041	5,512,916	45,790

Lehman Brothers Floating Rate Commercial Mortgage
Trust 144A
FRB Ser. 04-LLFA, Class H, 1.183s, 2017	52,000	39,200
FRB Ser. 05-LLFA, Class J, 1.033s, 2018	20,000	10,949

MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 4.41s, 2034	4,986	3,513

MASTR Alternative Loans Trust Ser. 06-3,
Class 1A1, 6 1/4s, 2036	158,600	107,897

MASTR Reperforming Loan Trust 144A
Ser. 05-1, Class 1A4, 7 1/2s, 2034	50,005	47,380

Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 0.851s, 2027	72,753	51,823

Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.148s, 2049	7,867,277	87,088

Merrill Lynch Floating Trust 144A FRB
Ser. 06-1, Class TM, 0.733s, 2022	99,963	81,970

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.846s, 2030	31,000	30,749
FRB Ser. 05-A9, Class 3A1, 5.253s, 2035	170,215	129,376

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.828s, 2050	128,000	124,293
FRB Ser. 07-C1, Class A4, 5.828s, 2050	103,000	86,161
Ser. 05-MCP1, Class XC, IO, 0.21s, 2043	3,142,700	29,541

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.427s, 2039	709,822	15,403
Ser. 05-LC1, Class X, IO, 0.1s, 2044	1,666,751	10,008

Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A3, 5.957s, 2049	316,000	276,942
FRB Ser. 07-8, Class A2, 5.92s, 2049	152,000	151,544

MORTGAGE-BACKED SECURITIES (14.4%)* cont.	Principal amount	Value

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C2, Class X, IO, 6.004s, 2040	$115,417	$13,850
Ser. 05-C3, Class X, IO, 5.555s, 2044	130,611	13,061
Ser. 06-C4, Class X, IO, 5.454s, 2016	545,827	60,041

Morgan Stanley Capital 144A Ser. 05-RR6,
Class X, IO, 1.574s, 2043	840,236	22,350

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.28s, 2043	76,000	75,231
FRB Ser. 06-IQ11, Class A4, 5.77s, 2042	258,000	255,232
Ser. 05-HQ6, Class A4A, 4.989s, 2042	119,000	115,906
Ser. 04-HQ4, Class A7, 4.97s, 2040	99,000	97,284

Morgan Stanley Capital I 144A
Ser. 04-RR, Class F5, 6s, 2039	100,000	7,250
Ser. 04-RR, Class F6, 6s, 2039	100,000	6,250
Ser. 05-HQ5, Class X1, IO, 0.093s, 2042	1,263,060	6,454

Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,
Class 2A1, 3.94s, 2035	148,504	90,587

Mortgage Capital Funding, Inc. FRB Ser. 98-MC2, Class E,
7.082s, 2030	49,000	49,490

Nomura Asset Acceptance Corp. Ser. 04-R3, Class PT,
5.257s, 2035	23,010	21,246

Nomura Asset Acceptance Corp. 144A Ser. 04-R2, Class PT,
9.087s, 2034	15,465	14,449

Residential Asset Mortgage Products, Inc. Ser. 02-SL1,
Class AI3, 7s, 2032	55,521	52,589

Residential Asset Securitization Trust Ser. 07-A5, Class 2A3,
6s, 2037	336,608	249,090

Salomon Brothers Mortgage Securities VII 144A
Ser. 02-KEY2, Class X1, IO, 1.973s, 2036	1,072,771	39,156

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	503,579	327,326
FRB Ser. 06-9, Class 1A1, 5.652s, 2036	87,666	47,889
FRB Ser. 05-18, Class 6A1, 5.197s, 2035	75,950	54,684

Structured Adjustable Rate Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 0.581s, 2034	33,167	27,031

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.019s, 2037	1,935,383	232,246
Ser. 07-4, Class 1A4, IO, 1s, 2037 F	2,107,693	55,590

Structured Asset Securities Corp. 144A
Ser. 08-RF1, Class AI, IO, 4.56s, 2037	1,773,571	164,055

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 5.902s, 2051	249,000	242,819
FRB Ser. 07-C32, Class A2, 5.735s, 2049	783,000	797,614
Ser. 07-C31, Class A2, 5.421s, 2047	848,000	857,837
Ser. 07-C30, Class A3, 5.246s, 2043	277,000	267,622
Ser. 04-C15, Class A4, 4.803s, 2041	147,000	140,670
Ser. 07-C34, IO, 0.354s, 2046	1,629,493	28,826

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 03-C3, Class IOI, IO, 0.44s, 2035	691,811	17,831
Ser. 05-C18, Class XC, IO, 0.157s, 2042	3,605,844	27,765
Ser. 06-C27, Class XC, IO, 0.121s, 2045	2,737,927	21,520
Ser. 06-C23, Class XC, IO, 0.058s, 2045	2,865,711	13,583
Ser. 06-C26, Class XC, IO, 0.04s, 2045	1,693,916	4,523

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2014	10,000	2,954
Ser. 06-SL1, Class X, IO, 0.934s, 2043	349,620	11,873

WAMU Mortgage Pass-Through Certificates 144A
Ser. 04-RP1, Class 1S, IO, 5.276s, 2034	682,323	71,644

Total mortgage-backed securities (cost $29,966,243)		$34,039,980

Putnam VT Global Asset Allocation Fund 93

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (14.2%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (3.1%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from May 20, 2037
to November 20, 2039	$4,000,400	$4,277,712
5 1/2s, TBA, January 1, 2040	1,000,000	1,047,891
4 1/2s, TBA, January 1, 2040	2,000,000	2,001,875

		7,327,478
U.S. Government Agency Mortgage Obligations (11.1%)
Federal National Mortgage Association
Pass-Through Certificates
5 1/2s, TBA, January 1, 2040	7,000,000	7,329,766
5s, TBA, January 1, 2040	1,000,000	1,026,328
4 1/2s, TBA, January 1, 2040	18,000,000	17,969,062

		26,325,156
Total U.S. government and agency mortgage
obligations (cost $34,240,115)		$33,652,634

U.S. TREASURY OBLIGATIONS (0.5%)*	Principal amount	Value

U.S. Treasury Notes
1 1/4s, November 30, 2010 i	$1,050,000	$1,057,781
4 1/4s, November 15, 2013	20,000	21,613

Total U.S. treasury obligations (cost $1,077,836)		$1,079,394

CORPORATE BONDS AND NOTES (13.4%)*	Principal amount	Value

Basic materials (1.0%)
Aleris International, Inc. company guaranty sr. unsec.
notes 9s, 2014 (In default) † ‡‡	$55,000	$287

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (Luxembourg)	15,000	19,312

ArcelorMittal sr. unsec. unsub. notes 6 1/8s, 2018
(Luxembourg)	34,000	35,082

Associated Materials, LLC/Associated Materials Finance, Inc.
144A sr. sec. notes 9 7/8s, 2016	20,000	21,100

BHP Billiton Finance USA, Ltd. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2019 (Canada)	70,000	80,294

Builders FirstSource, Inc. company guaranty sr. notes FRN
4.523s, 2012	40,000	40,000

Clondalkin Acquisition BV 144A company guaranty sr. notes
FRN 2.254s, 2013 (Netherlands)	75,000	66,281

Compass Minerals International, Inc. 144A sr. notes 8s, 2019	30,000	31,500

Dow Chemical Co. (The) sr. unsec. notes 7.6s, 2014	22,000	25,034

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	70,000	83,520

Dow Chemical Co. (The) sr. unsec. unsub. notes 5.9s, 2015	45,000	48,356

E.I. du Pont de Nemours & Co. sr. unsec. notes 5 7/8s, 2014	15,000	16,567

FMG Finance Pty Ltd. 144A sr. sec. notes 10 5/8s,
2016 (Australia)	10,000	11,063

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 3/8s, 2017	262,000	286,563

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011	30,000	31,500

Glencore Funding LLC 144A company guaranty sr. unsec.
unsub. notes 6s, 2014	480,000	491,076

Graphic Packaging International, Inc. company guaranty
sr. unsec. unsub. notes FRN 9 1/2s, 2017	10,000	10,600

HeidelbergCement AG company guaranty sr. unsec. unsub.
notes 8s, 2017 (Germany)	10,000	14,814

HeidelbergCement AG company guaranty sr. unsec. unsub.
notes 7 1/2s, 2014 (Germany)	5,000	7,519

HeidelbergCement AG company guaranty unsec. unsub.
notes 8 1/2s, 2019 (Germany)	5,000	7,529

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty 9 3/4s, 2014	29,000	28,420

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Basic materials cont.
International Paper Co. bonds 7.95s, 2018	$140,000	$161,477

Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012
(In default) †	10,000	8,800

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	50,000	62,164

Metals USA, Inc. company guaranty sr. notes 11 1/8s, 2015	20,000	20,225

Momentive Performance Materials, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2014	35,000	33,688

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016	20,000	21,861

Nalco Co. 144A sr. notes 8 1/4s, 2017	10,000	10,625

NewPage Corp. 144A sr. sec. notes 11 3/8s, 2014	25,000	25,250

NewPage Holding Corp. sr. unsec. unsub. notes FRN
7.564s, 2013 ‡‡	15,511	4,808

Norske Skog Canada, Ltd. company guaranty Ser. D, 8 5/8s,
2011 (Canada)	35,000	26,950

Novelis, Inc. company guaranty sr. unsec. notes
7 1/4s, 2015	60,000	57,150

Rio Tinto Finance USA LTD company guaranty sr. unsec.
notes 9s, 2019 (Australia)	22,000	27,843

Rio Tinto Finance USA LTD sr. unsec. notes 5 7/8s, 2013
(Australia)	72,000	76,895

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)	40,000	38,450

Smurfit-Stone Container Corp. sr. notes unsec. unsub. notes
8 3/8s, 2012 (In default) †	5,000	4,425

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017	10,000	10,413

Steel Dynamics, Inc. company guaranty sr. unsec. unsub.
notes 7 3/8s, 2012	40,000	41,200

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016	45,000	46,856

Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)	20,000	23,900

Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)	40,000	46,600

Teck Resources, Ltd. sr. notes 9 3/4s, 2014 (Canada)	30,000	34,613

Teck Resources, Ltd. sr. unsec. notes 6 1/8s, 2035 (Canada)	15,000	13,425

Terra Capital, Inc. 144A sr. notes 7 3/4s, 2019	20,000	21,450

Tube City IMS Corp. company guaranty sr. unsec. sub. notes
9 3/4s, 2015	35,000	33,819

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. sec. notes FRN Ser. B, 4.031s, 2014	15,000	11,850

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A sr. notes
11 1/2s, 2014	25,000	27,500

Xstrata Finance Canada, Ltd. 144A company guaranty 5.8s,
2016 (Canada)	35,000	35,873

		2,284,527
Capital goods (0.5%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016	18,000	17,820

Altra Holdings, Inc. 144A sr. notes 8 1/8s, 2016	30,000	30,788

BBC Holding Corp. sr. notes 8 7/8s, 2014	50,000	48,625

BE Aerospace, Inc. sr. unsec. unsub. notes 8 1/2s, 2018	45,000	47,700

Berry Plastics Escrow Corp. 144A sr. notes 8 1/4s, 2015	15,000	15,075

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	125,000	121,801

Crown Americas, LLC/Crown Americas Capital Corp. sr.
notes 7 5/8s, 2013	11,000	11,358

General Cable Corp. company guaranty sr. unsec. unsub.
notes FRN 2.665s, 2015	45,000	39,656

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 5 1/4s, 2014	40,000	43,850

Goodman Global Group, Inc. 144A sr. disc. notes zero %, 2014	30,000	17,025

Hawker Beechcraft Acquisition Co., LLC sr. unsec. notes
8 1/2s, 2015	3,000	2,115

John Deere Capital Corp. notes Ser. MTN, 5 1/4s, 2012	65,000	69,916

94 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (13.4%)* cont.		Principal amount	Value

Capital goods cont.
L-3 Communications Corp. company guaranty
sr. unsec. sub. notes 6 1/8s, 2014		$24,000	$24,150

L-3 Communications Corp. company guaranty
sr. unsec. sub. notes 5 7/8s, 2015		20,000	19,975

Legrand SA unsec. unsub. debs. 8 1/2s, 2025
(France)		74,000	77,327

Mueller Water Products, Inc. company guaranty
sr. unsec. notes 7 3/8s, 2017		10,000	9,250

Owens-Brockway Glass Container, Inc. company
guaranty 6 3/4s, 2014	EUR	50,000	69,830

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser.
MTN, 5 1/4s, 2037		$50,000	50,988

RBS Global, Inc./Rexnord Corp. company
guaranty sr. unsec. unsub. notes 9 1/2s, 2014		45,000	45,113

Ryerson Tull, Inc. company guaranty sr. sec.
notes 12s, 2015		119,000	124,355

TD Funding Corp. 144A company guaranty sr.
sub. notes 7 3/4s, 2014		5,000	5,075

Titan International, Inc. company guaranty sr.
unsec. notes 8s, 2012		27,000	26,460

Transdigm, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2014		40,000	40,500

Triumph Group, Inc. 144A sr. sub. notes
8s, 2017		15,000	15,131

United Technologies Corp. sr. unsec. notes
5 3/8s, 2017		107,000	114,645

			1,088,528
Communication services (1.8%)
Adelphia Communications Corp. escrow bonds
zero %, 2010		55,000	1,925

American Tower Corp. sr. unsec. notes 7s, 2017		40,000	44,300

AT&T Wireless Services, Inc. sr. notes
8 3/4s, 2031		84,000	108,554

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018		25,000	26,085

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038		250,000	254,461

Bellsouth Capital Funding unsec. notes
7 7/8s, 2030		137,000	156,429

British Telecommunications PLC notes 8 3/8s,
2010 (United Kingdom)		84,000	89,991

Cablevision Systems Corp. sr. unsec. notes
Ser. B, 8s, 2012		10,000	10,575

CCH II, LLC sr. notes 13 1/2s, 2016		62,895	74,059

CCO Holdings LLC/CCO Holdings Capital Corp.
sr. unsec. notes 8 3/4s, 2013		47,000	48,234

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037		156,000	170,023

Cox Communications, Inc. notes 7 1/8s, 2012		35,000	38,879

Cox Communications, Inc. 144A bonds
8 3/8s, 2039		55,000	67,262

Cox Communications, Inc. 144A notes
5 7/8s, 2016		82,000	86,961

Cricket Communications, Inc. company guaranty
9 3/8s, 2014		40,000	40,200

Cricket Communications, Inc. company guaranty
sr. unsec. unsub. notes 10s, 2015		110,000	111,513

CSC Holdings, Inc. sr. notes 6 3/4s, 2012		1,000	1,033

CSC Holdings, Inc. 144A sr. unsec. notes
8 1/2s, 2014		10,000	10,650

Deutsche Telekom International Finance BV
company guaranty 8 3/4s, 2030 (Germany)		143,000	183,914

France Telecom notes 7 3/4s, 2011 (France)		84,000	90,029

CORPORATE BONDS AND NOTES (13.4%)* cont.		Principal amount	Value

Communication services cont.
GIC, Inc. 144A sr. notes 8 5/8s, 2019		$5,000	$5,044

Global Crossing, Ltd. 144A sr. sec. notes 12s,
2015 (United Kingdom)		5,000	5,488

Intelsat Jackson Holding Co. company guaranty sr.
unsec. notes 11 1/4s, 2016 (Bermuda)		105,000	113,400

Intelsat Intermediate Holding Co., Ltd.
company guaranty sr. unsec. notes
stepped-coupon zero % (9 1/4s, 2/1/10),
2015 (Bermuda) ††		10,000	10,275

Level 3 Financing, Inc. company guaranty
9 1/4s, 2014		55,000	51,975

Level 3 Financing, Inc. company guaranty
8 3/4s, 2017		25,000	22,813

MetroPCS Wireless, Inc. company guaranty
sr. unsec. notes 9 1/4s, 2014		65,000	65,813

NII Capital Corp. 144A company guaranty sr.
notes 10s, 2016		5,000	5,238

Nordic Telephone Co. Holdings ApS sec. notes
Ser. REGS, 8 1/4s, 2016 (Denmark)	EUR	135,000	206,065

Nordic Telephone Co. Holdings ApS 144A sr.
sec. bond 8 7/8s, 2016 (Denmark)		$75,000	79,313

Nordic Telephone Co. Holdings ApS 144A sr.
sec. notes FRN 6.399s, 2016 (Denmark)	EUR	135,000	192,529

PAETEC Holding Corp. company guaranty sr.
unsec. unsub. notes 9 1/2s, 2015		$20,000	19,250

Qwest Communications International, Inc.
company guaranty 7 1/2s, 2014		30,000	30,113

Qwest Corp. sr. unsec. unsub. notes
8 7/8s, 2012		195,000	209,625

Qwest Corp. sr. unsec. unsub. notes
7 1/4s, 2025		25,000	23,125

Rogers Wireless, Inc. sec. notes 6 3/8s,
2014 (Canada)		93,000	102,969

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8 1/4s, 2019		5,000	5,300

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8s, 2016		5,000	5,225

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		35,000	35,700

TCI Communications, Inc. company guaranty
7 7/8s, 2026		251,000	281,357

TCI Communications, Inc. debs. 9.8s, 2012		62,000	70,172

Telefonica Emisones SAU company guaranty
6.221s, 2017 (Spain)		40,000	44,088

Telefonica Emisones SAU company guaranty
sr. unsec. notes 4.949s, 2015 (Spain)		10,000	10,765

Telefonica Europe BV company guaranty
8 1/4s, 2030 (Spain)		5,000	6,225

Telefonica Europe BV company guaranty
7 3/4s, 2010 (Spain)		84,000	87,873

Time Warner Cable, Inc. company guaranty
sr. unsec. unsub. notes 8 1/4s, 2014		120,000	139,947

Time Warner Cable, Inc. company guaranty
sr. unsec. unsub. notes 6 3/4s, 2039		25,000	26,183

Time Warner Telecom, Inc. company guaranty
9 1/4s, 2014		35,000	36,094

Valor Telecommunications Enterprises LLC/
Finance Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2015		3,000	3,090

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018		162,000	205,107

Putnam VT Global Asset Allocation Fund 95

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Communication services cont.
Verizon Global Funding Corp. notes 7 3/4s, 2030	$30,000	$35,243

Verizon New England, Inc. sr. notes 6 1/2s, 2011	82,000	87,400

Verizon New Jersey, Inc. debs. 8s, 2022	45,000	49,699

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	50,000	55,122

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	30,000	31,210

Verizon Wireless, Inc. sr. unsec.
unsub. notes 5.55s, 2014	100,000	108,528

Vodafone Group PLC sr. unsec. notes 7 3/4s, 2010
(United Kingdom)	84,000	84,642

West Corp. company guaranty 9 1/2s, 2014	25,000	25,375

Windstream Corp. company guaranty 8 5/8s, 2016	55,000	55,963

Windstream Corp. company guaranty 8 1/8s, 2013	35,000	36,313

		4,284,733
Consumer cyclicals (1.9%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015	35,000	36,663

Affinion Group, Inc. company guaranty 10 1/8s, 2013	55,000	56,513

Affinity Group, Inc. sr. sub. notes 9s, 2012	50,000	35,000

Allison Transmission, Inc. 144A company guaranty sr.
unsec. notes 11 1/4s, 2015 ‡‡	26,500	27,693

AMC Entertainment, Inc. company guaranty 11s, 2016	60,000	62,700

AMC Entertainment, Inc. sr. sub. notes 8s, 2014	20,000	19,100

American Casino & Entertainment Properties LLC 144A
sr. notes 11s, 2014	45,000	37,913

American Media Operations, Inc. 144A sr. sub. notes
14s, 2013 ‡‡	34,044	21,788

American Media Operations, Inc. 144A sr. unsec.
notes 9s, 2013 ‡‡	2,890	1,850

Aramark Corp. company guaranty 8 1/2s, 2015	45,000	46,350

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 3/8s, 2012	60,000	56,400

Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	50,000	46,125

Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	30,000	26,100

Building Materials Corp. company guaranty notes
7 3/4s, 2014	50,000	49,500

Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016	100,000	102,500

Clear Channel Communications, Inc. company guaranty
unsec. unsub. notes 10 3/4s, 2016	5,000	3,925

Clear Channel Communications, Inc. sr. unsec. notes
7.65s, 2010	48,000	47,220

DaimlerChrysler NA Holding Corp. company guaranty
6 1/2s, 2013 (Germany)	5,000	5,481

DaimlerChrysler NA Holding Corp. company guaranty
unsec. unsub. notes Ser. MTN, 5 3/4s, 2011 (Germany)	117,000	122,898

Dana Corp. escrow sr. notes 5.85s, 2015 (In default) F †	55,000	—

DIRECTV Holdings, LLC company guaranty sr. unsec. notes
7 5/8s, 2016	25,000	27,313

DIRECTV Holdings, LLC company guaranty sr. unsec. notes
6 3/8s, 2015	25,000	25,969

DIRECTV Holdings, LLC 144A company guaranty sr. unsec.
unsub. notes 5 7/8s, 2019	40,000	40,684

DISH DBS Corp. company guaranty sr. unsec. notes
7 7/8s, 2019	20,000	20,975

Echostar DBS Corp. company guaranty 6 5/8s, 2014	5,000	5,044

Echostar DBS Corp. sr. notes 6 3/8s, 2011	35,000	36,138

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011	185,000	193,788

Ford Motor Credit Co., LLC sr. notes 7 1/4s, 2011	45,000	45,445

Goodman Global, Inc. company guaranty sr. unsec. sub.
notes 13 1/2s, 2016	30,000	33,188

Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011	4,000	4,135

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015	$40,000	$41,600

Goodyear Tire & Rubber Co. (The) sr. unsec. notes
10 1/2s, 2016	35,000	38,675

Hanesbrands, Inc. company guaranty sr. unsec. notes FRN
Ser. B, 3.831s, 2014	50,000	47,313

Harrah’s Operating Co., Inc. 144A sr. sec. notes
11 1/4s, 2017	20,000	20,925

Hertz Corp. company guaranty 8 7/8s, 2014	65,000	66,463

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016	110,000	115,155

Host Marriott LP sr. notes Ser. M, 7s, 2012 R	100,000	101,625

Interpublic Group of Companies, Inc. (The) sr. unsec. notes
10s, 2017	10,000	11,100

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	11,000	9,790

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017	35,000	34,913

KB Home company guaranty 6 3/8s, 2011	49,000	49,000

Lamar Media Corp. company guaranty 7 1/4s, 2013	55,000	54,863

Lender Processing Services, Inc. company guaranty sr.
unsec. unsub. notes 8 1/8s, 2016	163,000	173,391

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	30,000	31,388

Levi Strauss & Co. sr. unsec. unsub. notes 9 3/4s, 2015	50,000	52,500

Liberty Media Corp. debs. 8 1/4s, 2030	50,000	45,813

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2011	695,000	716,719

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †	40,000	9,800

Meritage Homes Corp. company guaranty 6 1/4s, 2015	47,000	43,240

MGM Mirage, Inc. company guaranty 8 1/2s, 2010	7,000	6,965

MGM Mirage, Inc. sr. notes 6 3/4s, 2012	95,000	84,788

MGM Mirage, Inc. 144A sr. sec. notes 10 3/8s, 2014	5,000	5,425

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	30,000	31,575

Navistar International Corp. sr. notes 8 1/4s, 2021	40,000	40,950

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
notes 9s, 2015 ‡‡	107,490	105,071

News America Holdings, Inc. company guaranty
7 3/4s, 2024	50,000	51,369

News America Holdings, Inc. debs. 7 3/4s, 2045	100,000	111,628

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014	35,000	36,488

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	30,000	27,375

Omnicom Group, Inc. sr. notes 5.9s, 2016	30,000	31,954

Owens Corning, Inc. company guaranty unsec. unsub. notes
9s, 2019	50,000	56,000

Penn National Gaming, Inc. 144A sr. unsec. sub. notes
8 3/4s, 2019	5,000	5,113

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015	35,000	32,200

Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	45,000	45,000

Pinnacle Entertainment, Inc. 144A sr. notes 8 5/8s, 2017	5,000	5,100

Quebecor Media, Inc. sr. unsec. notes Ser. *, 7 3/4s,
2016 (Canada)	10,000	9,975

Realogy Corp. company guaranty sr. notes zero %, 2014 ‡‡	5,294	4,368

Realogy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014	40,000	34,600

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	15,000	15,000

Sealy Mattress Co. 144A company guaranty sr. notes
10 7/8s, 2016	25,000	27,813

96 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015	$5,000	$5,263

Standard Pacific Corp. company guaranty sr. unsec. unsub.
notes 7s, 2015	15,000	13,050

Standard Pacific Corp. company guaranty sr. unsec. unsub.
notes 6 1/4s, 2014	10,000	8,700

Standard Pacific Escrow, LLC 144A sr. notes 10 3/4s, 2016	40,000	40,800

Station Casinos, Inc. sr. notes 6s, 2012 (In default) †	90,000	13,613

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. notes 11s, 2013	35,155	37,089

Time Warner, Inc. debs. 9.15s, 2023	40,000	48,273

Time Warner, Inc. debs. 9 1/8s, 2013	125,000	145,042

Toys R Us Property Co., LLC 144A company guaranty sr.
unsec. notes 10 3/4s, 2017	40,000	43,800

Travelport LLC company guaranty 9 7/8s, 2014	20,000	20,650

Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015
(In default) †	80,000	1,650

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2014	50,000	66,622

TRW Automotive, Inc. 144A sr. notes 8 7/8s, 2017	10,000	10,375

Umbrella Acquisition, Inc. 144A company guaranty sr. unsec.
unsub. notes 9 3/4s, 2015 ‡‡	31,575	27,668

United Auto Group, Inc. company guaranty 7 3/4s, 2016	40,000	38,700

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014 ‡‡	38,625	12,795

Viacom, Inc. unsec. sr. company guaranty 7 7/8s, 2030	55,000	59,320

Visant Corp. company guaranty sr. unsec. sub. notes
7 5/8s, 2012	40,000	40,200

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	142,000	161,593

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
1st mtge. Ser. EXCH, 6 5/8s, 2014	11,000	10,629

Yankee Acquisition Corp. company guaranty sr. notes Ser. B,
8 1/2s, 2015	30,000	29,775

Young Broadcasting, Inc. company guaranty sr. unsec. sub.
notes 10s, 2011 (In default) †	30,000	105

		4,507,140
Consumer staples (0.9%)
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
8 1/2s, 2013	75,000	86,841

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	50,000	58,540

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016	30,000	28,050

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 5/8s, 2014	20,000	19,000

Campbell Soup Co. debs. 8 7/8s, 2021	50,000	65,114

Chiquita Brands International, Inc. sr. notes 7 1/2s, 2014	35,000	34,650

Chiquita Brands International, Inc. sr. unsec. unsub. notes
8 7/8s, 2015	5,000	5,100

Claire’s Stores, Inc. 144A company guaranty sr. unsec. notes
9 5/8s, 2015 (In default) † ‡‡	28,711	22,969

ConAgra Foods, Inc. unsec. notes 7 7/8s, 2010	17,000	17,796

CVS Caremark Corp. sr. unsec. FRN 6.302s, 2037	138,000	119,025

CVS Caremark Corp. 144A company guaranty notes
7.507s, 2032	80,000	83,799

CVS Caremark Corp. 144A pass-through certificates
6.117s, 2013	82,510	87,157

Delhaize Group company guaranty sr. unsec. bond 5 7/8s,
2014 (Belgium)	50,000	53,518

Delhaize Group sr. unsub. notes 6 1/2s, 2017 (Belgium)	35,000	38,011

Diageo Capital PLC company guaranty 5 3/4s, 2017
(United Kingdom)	55,000	59,190

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Consumer staples cont.
Diageo Capital PLC company guaranty 5.2s, 2013
(United Kingdom)	$25,000	$26,764

Diageo PLC company guaranty 8s, 2022 (Canada)	40,000	49,259

Dole Food Co. 144A sr. unsec. notes 13 7/8s, 2014	13,000	15,633

Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	55,000	54,175

General Mills, Inc. sr. unsec. notes 5.65s, 2019	25,000	26,679

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	76,000	81,895

Kroger Co. company guaranty 6.4s, 2017	137,000	149,662

McDonald’s Corp. sr. unsec. bond 6.3s, 2037	51,000	55,878

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	59,000	60,181

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	58,000	71,181

Pinnacle Foods Finance LLC sr. notes 9 1/4s, 2015	20,000	20,300

Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	40,000	40,550

Reynolds American, Inc. sr. unsec. unsub. notes
company guaranty 7 1/4s, 2013	55,000	60,006

Rite Aid Corp. company guaranty 9 1/2s, 2017	33,000	28,710

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	40,000	37,600

RSC Equipment Rental, Inc. 144A sr. sec. notes 10s, 2017	20,000	21,750

Smithfield Foods, Inc. 144A sr. sec. notes 10s, 2014	40,000	43,400

Spectrum Brands, Inc. sr. unsec. sub. bonds 12s, 2019 ‡‡	15,997	15,677

Supervalu, Inc. sr. unsec. notes 7 1/2s, 2014	40,000	40,500

Universal Corp. notes Ser. MTNC, 5.2s, 2013	460,000	456,725

Wendy’s/Arby’s Restaurants LLC company
guaranty sr. unsec. unsub. notes 10s, 2016	30,000	32,700

		2,167,985
Energy (1.0%)
Anadarko Petroleum Corp. sr. unsec. notes 6.95s, 2019	70,000	79,421

Aquilex Holdings, LLC 144A sr. notes 11 1/8s, 2016	15,000	14,963

Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013	115,000	114,138

BP Capital Markets PLC company guaranty sr. unsec. notes
3 7/8s, 2015 (United Kingdom)	45,000	46,234

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017	30,000	26,475

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	110,000	111,925

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	45,000	47,138

Complete Production Services, Inc. company guaranty
8s, 2016	20,000	19,725

Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	50,000	39,875

Comstock Resources, Inc. sr. notes 6 7/8s, 2012	40,000	40,100

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)	25,000	22,875

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	40,000	39,900

Encore Acquisition Co. sr. sub. notes 6s, 2015	79,000	79,000

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	65,000	64,025

Forest Oil Corp. sr. notes 8s, 2011	65,000	67,763

Gaz Capital SA 144A sr. unsec. 6.51s, 2022 (Russia)	100,000	91,750

Halliburton Co. sr. unsec. notes 7.45s, 2039	75,000	92,603

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016	70,000	71,750

Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec.
notes 7 3/4s, 2015	15,000	14,700

Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014	10,000	9,338

Kerr-McGee Corp. sec. notes 6.95s, 2024	80,000	86,639

Key Energy Services, Inc. company guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	25,000	25,063

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	15,000	15,599

Putnam VT Global Asset Allocation Fund 97

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Energy cont.
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	$30,000	$30,075

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	40,000	40,400

Nexen, Inc. sr. unsec. unsub. notes 7 1/2s, 2039 (Canada)	35,000	39,342

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada)	40,000	32,950

Peabody Energy Corp. company guaranty Ser. B,
6 7/8s, 2013	25,000	25,281

Peabody Energy Corp. sr. notes 5 7/8s, 2016	50,000	48,625

Petro-Canada sr. unsec. unsub. notes 6.05s, 2018 (Canada)	74,000	79,548

PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	55,000	57,475

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	20,000	20,625

Plains Exploration & Production Co. company guaranty
7 3/4s, 2015	5,000	5,088

Plains Exploration & Production Co. company guaranty
7s, 2017	40,000	39,300

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	60,000	61,950

Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	10,000	9,325

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	15,000	17,025

Range Resources Corp. company guaranty sr. unsec. sub.
notes 7 1/2s, 2017	10,000	10,300

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	100,000	83,250

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
FRN 3.915s, 2014	15,000	13,447

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	120,000	117,900

Stallion Oilfield Services/Stallion Oilfield Finance Corp. 144A
sr. unsec. notes 9 3/4s, 2015 (In default) †	25,000	14,625

Targa Resources, Inc. company guaranty sr. unsec. notes
8 1/2s, 2013	70,000	72,800

Weatherford International, Inc. company guaranty sr. unsec.
unsub. bonds 6.8s, 2037	15,000	14,870

Weatherford International, Inc. company guaranty sr. unsec.
unsub. bonds 6.35s, 2017	25,000	26,149

Weatherford International, Ltd. company guaranty sr. unsec.
notes 9 7/8s, 2039 (Switzerland)	35,000	44,832

Weatherford International, Ltd. sr. notes 5 1/2s, 2016
(Switzerland)	20,000	20,476

Whiting Petroleum Corp. company guaranty 7s, 2014	20,000	20,075

Williams Cos., Inc. (The) notes 7 3/4s, 2031	5,000	5,483

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	15,000	17,205

Williams Cos., Inc. (The) sr. unsec. notes 7 5/8s, 2019	80,000	89,678

Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	10,000	10,181

XTO Energy, Inc. sr. unsec. notes 5 1/2s, 2018	56,000	60,168

		2,349,447
Financials (3.2%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	15,000	14,777

Allstate Life Global Funding Trusts notes Ser. MTN,
5 3/8s, 2013	33,000	35,227

American Express Co. sr. unsec. notes 8 1/8s, 2019	90,000	106,655

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	214,000	175,480

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	65,000	69,896

Bank of New York Mellon Corp. (The) sr. unsec. notes
4.3s, 2014	90,000	94,722

BankAmerica Capital III bank guaranty jr. unsec. FRN Ser. *,
0.854s, 2027	158,000	109,808

Barclays Bank PLC 144A sub. notes 10.179s, 2021	95,000	124,099

Bear Stearns Cos., Inc. (The) notes Ser. MTN, 6.95s, 2012	155,000	173,178

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	22,000	25,253

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Financials cont.
Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.073s, 2012	$56,250	$53,680

Capital One Capital III company guaranty 7.686s, 2036	31,000	28,520

Citigroup, Inc. sr. unsec. unsub. notes 6 1/8s, 2017	110,000	110,877

Citigroup, Inc. sr. unsec. unsub. notes FRN 0.423s, 2010	10,000	9,975

Citigroup, Inc. sub. notes 5s, 2014	135,000	130,143

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	319,000	290,086

Credit Suisse First Boston USA, Inc. company guaranty sr.
unsec. unsub. notes 6 1/8s, 2011	130,000	140,190

Credit Suisse Guernsey Ltd. jr. sub. FRN 5.86s, 2049
(United Kingdom)	118,000	102,660

Deutsche Bank AG/London sr. unsec. notes 3 7/8s, 2014
(United Kingdom)	125,000	127,645

Deutsche Bank Capital Funding Trust VII 144A FRB
5.628s, 2049	55,000	39,875

Dresdner Funding Trust I 144A bonds 8.151s, 2031	100,000	74,625

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	57,000	53,984

Fleet Capital Trust V bank guaranty FRN 1.254s, 2028	199,000	135,429

Fund American Cos., Inc. notes 5 7/8s, 2013	91,000	89,989

GATX Financial Corp. notes 5.8s, 2016	25,000	24,278

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.473s, 2016	65,000	58,561

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.411s, 2012	10,000	9,644

General Electric Capital Corp. sr. unsec. notes Ser.
MTN, 6 7/8s, 2039	392,000	404,025

General Electric Capital Corp. sub. notes FRN 6 3/8s, 2067	135,000	117,113

GMAC, LLC sr. unsec. unsub. notes 7 1/4s, 2011	115,000	114,779

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
7s, 2012	34,000	33,490

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 7/8s, 2012	25,000	24,500

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 7/8s, 2011	79,000	77,815

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 3/4s, 2014	5,000	4,750

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 5/8s, 2012	6,000	5,880

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6s, 2011	40,000	39,200

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
FRN 2.456s, 2014	9,000	7,245

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	150,000	175,207

Goldman Sachs Group, Inc. (The) sr. notes 5.45s, 2012	100,000	107,606

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	194,000	199,529

Health Care Property Investors, Inc. sr. unsec. notes 6s, 2017	28,000	26,351

Health Care REIT, Inc. sr. notes 6s, 2013 R	20,000	20,272

Highwood Properties, Inc. sr. unsec. bonds 5.85s, 2017 R	60,000	54,735

HSBC Finance Capital Trust IX FRN 5.911s, 2035	200,000	164,000

HSBC Finance Corp. notes 5s, 2015	200,000	206,601

HUB International Holdings, Inc. 144A sr. sub. notes
10 1/4s, 2015	10,000	9,200

HUB International Holdings, Inc. 144A sr. unsec. unsub.
notes 9s, 2014	5,000	4,775

JPMorgan Chase & Co. sr. notes 6s, 2018	270,000	290,249

JPMorgan Chase Capital XVIII bonds Ser. R, 6.95s, 2036	119,000	115,612

JPMorgan Chase Capital XXV bonds Ser. Y, 6.8s, 2037	85,000	84,453

Lehman Brothers E-Capital Trust I FRN 3.589s, 2065
(In default) †	285,000	86

98 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Financials cont.
Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	$15,000	$15,300

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	30,000	28,350

Liberty Mutual Group 144A company guaranty jr. sub. notes
FRB 10 3/4s, 2058	181,000	193,248

Liberty Mutual Insurance 144A notes 7.697s, 2097	100,000	85,603

Marsh & McLennan Cos., Inc. sr. unsec. notes 6 1/4s, 2012	110,000	116,093

Marsh & McLennan Cos., Inc. sr. unsec. notes 5 3/8s, 2014	60,000	61,363

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN,
6 7/8s, 2018	318,000	342,625

MetLife, Inc. sr. unsec. 6 3/4s, 2016	55,000	61,591

MetLife, Inc. sr. unsec. notes Ser. A, 6.817s, 2018	135,000	150,357

Morgan Stanley sr. unsec. notes FRN Ser. MTN, 0.323s, 2010	100,000	99,999

Morgan Stanley sr. unsec. unsub. notes 6 3/4s, 2011	182,000	192,826

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	25,000	24,488

Nationwide Health Properties, Inc. notes 6 1/2s, 2011 R	30,000	31,193

Nationwide Health Properties, Inc. unsec. notes
6 1/4s, 2013 R	102,000	104,290

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	45,000	43,281

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	90,000	67,963

Progressive Corp. (The) jr. unsec. sub. unsec. deb. FRN
6.7s, 2037	85,000	75,214

Prudential Financial, Inc. jr. unsec. sub. notes FRN
8 7/8s, 2038	5,000	5,273

Royal Bank of Scotland Group PLC jr. sub. notes FRN Ser.
MTN, 7.64s, 2049
(United Kingdom)	100,000	52,750

Simon Property Group LP sr. unsec. notes 6 3/4s, 2014 R	48,000	51,145

Simon Property Group LP sr. unsec. notes 6 1/8s, 2018 R	41,000	41,656

Simon Property Group LP sr. unsec. unsub. notes
5 1/4s, 2016 R	22,000	21,396

Simon Property Group LP unsub. bonds 5 3/4s, 2015 R	17,000	17,336

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	171,000	170,387

State Street Capital Trust IV company guaranty jr. unsec.
sub. bond FRB 1.254s, 2037	75,000	50,291

USI Holdings Corp. 144A company guaranty sr. unsec. notes
FRN 4.148s, 2014	5,000	4,106

VTB Capital SA 144A notes 6 7/8s, 2018 (Russia)	192,000	191,040

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	20,000	20,799

Wachovia Corp. sr. unsec. notes Ser. MTN, 5 1/2s, 2013	275,000	292,142

Wachovia Corp. sr. unsec. notes FRN Ser. MTNE, 0.406s, 2012	95,000	93,899

Westpac Banking Corp. sr. unsec. notes 4 7/8s,
2019 (Australia)	80,000	79,022

Westpac Capital Trust III 144A unsec. sub. notes FRN 5.819s,
2049 (Australia)	60,000	50,064

Willis Group North America, Inc. company guaranty
6.2s, 2017	10,000	9,913

		7,541,732
Health care (0.7%)
Abbott Laboratories sr. unsec. notes 5 7/8s, 2016	90,000	99,269

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	38,000	39,624

AstraZeneca PLC sr. unsec.
unsub. notes 6.45s, 2037 (United Kingdom)	71,000	79,642

AstraZeneca PLC sr. unsub. notes 5.9s, 2017
(United Kingdom)	148,000	164,453

Community Health Systems, Inc. company guaranty
8 7/8s, 2015	35,000	36,225

DaVita, Inc. company guaranty 6 5/8s, 2013	55,000	55,138

GlaxoSmith Kline Capital, Inc. company guaranty sr. notes
5.65s, 2018	134,000	144,531

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡	38,000	41,135

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. sr. sec. notes 9 1/4s, 2016	$42,000	$45,098

HCA, Inc. sr. sec. notes 9 1/8s, 2014	30,000	31,650

Health Management Associates, Inc. sr. notes 6 1/8s, 2016	10,000	9,375

Healthsouth Corp. company guaranty 10 3/4s, 2016	25,000	27,188

Hospira, Inc. sr. notes 6.05s, 2017	25,000	26,165

Hospira, Inc. sr. notes 5.55s, 2012	99,000	105,521

IASIS Healthcare/IASIS Capital Corp. sr. sub. notes
8 3/4s, 2014	20,000	20,250

Omnicare, Inc. company guaranty 6 3/4s, 2013	20,000	19,600

Omnicare, Inc. sr. sub. notes 6 7/8s, 2015	10,000	9,725

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	50,000	48,500

Pfizer, Inc. sr. unsec. notes 7.2s, 2039	27,000	32,992

Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	45,000	43,538

Roche Holdings, Inc. 144A company guaranty sr. unsec.
notes 7s, 2039	30,000	36,319

Select Medical Corp. company guaranty 7 5/8s, 2015	53,000	51,410

Service Corporation International sr. unsec. unsub. notes
6 3/4s, 2016	80,000	77,400

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	60,000	58,650

Sun Healthcare Group, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	35,000	35,963

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	15,000	13,800

Surgical Care Affiliates, Inc. 144A sr. unsec. notes
8 7/8s, 2015 ‡‡	15,721	14,306

Tenet Healthcare Corp. sr. notes 9 1/4s, 2015	5,000	5,325

Tenet Healthcare Corp. 144A company guaranty sr. sec.
notes 10s, 2018	6,000	6,720

Tenet Healthcare Corp. 144A company guaranty sr. sec.
notes 9s, 2015	50,000	54,000

UnitedHealth Group, Inc. sr. unsec. notes 5 1/2s, 2012	45,000	48,045

US Oncology Holdings, Inc. sr. unsec. notes FRN
6.428s, 2012 ‡‡	21,000	19,635

Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014	50,000	51,813

Ventas Realty LP/Capital Corp. company guaranty
9s, 2012 R	110,000	114,950

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	25,000	24,188

WellPoint, Inc. notes 7s, 2019	35,000	39,057

		1,731,200
Technology (0.6%)
Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	40,000	38,150

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	30,000	30,488

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	435,000	474,715

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	70,000	74,076

First Data Corp. company guaranty sr. unsec. notes
9 7/8s, 2015	10,000	9,325

Fiserv, Inc. sr. unsec. unsub. notes company guaranty 6.8s, 201745,000		49,655

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2014 ‡‡	10,493	9,273

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2014	50,000	45,875

Freescale Semiconductor, Inc. company guaranty sr. unsec.
sub. notes 10 1/8s, 2016	2,000	1,610

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	35,000	39,109

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	20,000	21,267

Hewlett-Packard Co. sr. unsec. notes 4 1/4s, 2012	55,000	57,691

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	15,000	15,563

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes
8s, 2020	95,000	95,950

Lucent Technologies, Inc. unsec. debs. 6.45s, 2029	10,000	7,163

Putnam VT Global Asset Allocation Fund 99

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Technology cont.
Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	$85,000	$85,768

Oracle Corp. sr. unsec. notes 5s, 2011	84,000	87,352

Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016	35,000	34,913

Seagate Technology International 144A company guaranty
sr. sec. notes 10s, 2014 (Cayman Islands)	10,000	11,050

SunGard Data Systems, Inc. company guaranty
10 1/4s, 2015	22,000	23,430

SunGard Data Systems, Inc. company guaranty
9 1/8s, 2013	88,000	90,200

Syniverse Technologies, Inc. sr. sub. notes Ser. B,
7 3/4s, 2013	13,000	12,919

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	55,000	55,452

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	21,000	20,986

		1,391,980
Transportation (0.2%)
American Airlines, Inc. pass-through certificates Ser. 01-1,
6.817s, 2011	10,000	9,600

Burlington Northern Santa Fe Corp. sr. unsec. notes 7s, 2014	60,000	68,427

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	11,870	11,692

Continental Airlines, Inc. pass-through certificates
Ser. 98-1A, 6.648s, 2017	54,810	52,343

Northwest Airlines Corp. pass-through certificates
Ser. 00-1, 7.15s, 2019	85,118	74,053

Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	35,000	34,563

RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017	32,000	34,040

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	28,046	28,076

Union Pacific Corp. sr. unsec. bond 5.7s, 2018	35,000	36,737

Union Pacific Corp. sr. unsec. notes 6 1/8s, 2020	60,000	65,138

Union Pacific Corp. sr. unsub. notes 5 3/4s, 2017	45,000	47,479

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	18,205	15,565

		477,713
Utilities and power (1.6%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	104,000	109,381

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	15,000	15,394

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	61,000	62,525

American Water Capital Corp. sr. unsec. bonds 6.085s, 2017	76,000	79,413

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	25,000	23,594

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	5,000	6,057

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	55,000	58,362

Beaver Valley II Funding debs. 9s, 2017	80,000	87,437

Boardwalk Pipelines LP company guaranty 5 7/8s, 2016	116,000	118,695

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	176,534	166,121

CMS Energy Corp. sr. notes 8 1/2s, 2011	25,000	26,195

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)	10,000	10,262

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	15,000	16,306

Commonwealth Edison Co. 1st mtge. 5.9s, 2036	98,000	97,460

Consolidated Natural Gas Co. sr. notes Ser. A, 5s, 2014	45,000	47,925

Consumers Energy Co. 1st mtge. sec. bond 6 1/8s, 2019	62,000	67,404

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B,
6.3s, 2066	165,000	145,200

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A,
6s, 2017	25,000	26,879

Dominion Resources, Inc. unsub. notes 5.7s, 2012	91,000	98,336

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018	40,000	42,299

Dynegy Holdings, Inc. sr. unsec. notes 8 3/8s, 2016	45,000	42,750

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Utilities and power cont.
Dynegy-Roseton Danskamme company guaranty Ser. B,
.67s, 2016	$40,000	$38,700

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	15,000	12,750

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	10,000	9,400

Edison Mission Energy sr. unsec. notes 7.2s, 2019	20,000	15,150

El Paso Corp. sr. notes Ser. GMTN, 7 3/4s, 2032	35,000	33,096

El Paso Natural Gas Co. sr. unsec. notes 5.95s, 2017	10,000	10,300

Electricite de France 144A notes 6 1/2s, 2019 (France)	60,000	67,357

Energy Future Holdings Corp. company guaranty sr. unsec.
notes 11 1/4s, 2017 ‡‡	25,000	17,688

Energy Future Holdings Corp. sr. notes 9 3/4s, 2019	62,000	62,000

Energy Future Intermediate Holdings Co., LLC sr. notes
Ser. *, 9 3/4s, 2019	76,000	76,000

Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	21,000	20,721

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	21,000	22,517

Florida Power Corp. 1st mtge. sec. bond 6.4s, 2038	44,000	48,039

Indianapolis Power & Light 144A 1st mtge. 6.3s, 2013	25,000	26,944

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec.
notes 8 3/4s, 2015	20,000	20,550

Inergy LP/Inergy Finance Corp. sr. unsec. notes 6 7/8s, 2014	85,000	83,938

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	35,000	35,088

ITC Holdings Corp. 144A notes 5 7/8s, 2016	76,000	76,757

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	35,000	36,043

Kansas Gas & Electric bonds 5.647s, 2021	17,714	17,673

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	264,000	270,387

MidAmerican Funding, LLC sr. sec. bond 6.927s, 2029	130,000	141,008

Mirant North America, LLC company guaranty 7 3/8s, 2013	80,000	79,100

National Fuel Gas Co. notes 5 1/4s, 2013	114,000	118,772

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	40,000	44,965

NiSource Finance Corp. company guaranty sr. unsec. notes
10 3/4s, 2016	10,000	12,322

NiSource Finance Corp. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2010	85,000	89,111

Northwestern Corp. sec. notes 5 7/8s, 2014	76,000	78,834

NRG Energy, Inc. company guaranty 7 3/8s, 2017	20,000	20,050

NRG Energy, Inc. sr. notes 7 3/8s, 2016	135,000	135,169

Pacific Gas & Electric Co. 1st mtge. 6.05s, 2034	110,000	114,844

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	76,000	76,870

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012	35,219	35,906

PSEG Power, LLC 144A company guaranty sr. unsec. notes
5.32s, 2016	37,000	38,068

Public Service Co. of Colorado 1st mtge. sec. bonds
5 1/8s, 2019	35,000	36,407

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	98,000	86,316

Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014	30,000	31,088

Southern Natural Gas Co. 144A notes 5.9s, 2017	25,000	25,464

Spectra Energy Capital, LLC sr. notes 8s, 2019	45,000	52,893

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
Ser. *, 7.2s, 2011	135,000	140,936

Teco Finance, Inc. company guaranty sr. unsec. unsub.
notes Ser. *, 6 3/4s, 2015	5,000	5,369

Texas Competitive Electric Holdings Co., LLC company
guaranty sr. unsec. notes zero %, 2016 (United Kingdom) ‡‡	25,000	17,625

Texas Competitive Electric Holdings Co., LLC company
guaranty sr. unsec. notes Ser. B, 10 1/4s, 2015
(United Kingdom)	10,000	8,100

TransAlta Corp. sr. unsec. notes 5 3/4s, 2013 (Canada)	30,000	31,624

TransCanada Pipelines, Ltd. jr. sub. FRN 6.35s, 2067 (Canada)	30,000	28,148

100 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Utilities and power cont.
Union Electric Co. sr. sec. notes 6.4s, 2017	$50,000	$53,844

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	25,000	25,501

		3,877,427
Total corporate bonds and notes (cost $30,696,569)		$31,702,412

ASSET-BACKED SECURITIES (2.9%)*	Principal amount	Value

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.381s, 2036	$62,000	$18,622
FRB Ser. 06-HE3, Class A2C, 0.381s, 2036	75,000	23,627

Ace Securities Corp. 144A Ser. 03-MH1, Class M2,
6 1/2s, 2030	26,841	21,473

Aegis Asset Backed Securities Trust 144A Ser. 04-6N, Class
Note, 4 3/4s, 2035 (In default) †	2,980	—

AFC Home Equity Loan Trust Ser. 99-2, Class 1A,
0.641s, 2029	99,101	42,056

Argent Securities, Inc. FRB Ser. 06-W4, Class A2C,
0.391s, 2036	132,076	43,847

Asset Backed Funding Certificates FRB Ser. 05-WMC1,
Class M1, 0.671s, 2035	60,000	47,400

Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 0.421s, 2036	18,529	11,396
FRB Ser. 06-HE4, Class A5, 0.391s, 2036	70,831	43,780
FRB Ser. 06-HE7, Class A4, 0.371s, 2036	42,000	14,413

BankAmerica Manufactured Housing Contract Trust
Ser. 97-2, Class M, 6.9s, 2028	52,000	74,256

Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	39,000	39,069

Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 1.231s, 2039	215,429	86,172
FRB Ser. 04-D, Class A, 0.621s, 2044	36,938	32,051

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 1.581s, 2038	17,455	10,822
FRB Ser. 03-SSRA, Class A, 0.931s, 2038	17,455	12,568
FRB Ser. 04-SSRA, Class A1, 0.831s, 2039	26,230	19,148

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 03-3, Class A2, 0.821s, 2043	58,428	47,718
FRB Ser. 03-1, Class A1, 0.731s, 2042	44,861	35,050
FRB Ser. 05-3, Class A1, 0.681s, 2035	25,570	22,015

Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	268,235	178,377
Ser. 00-A, Class A2, 7.575s, 2030	46,871	27,185
Ser. 99-B, Class A-5, 7.44s, 2020	174,537	110,831
Ser. 99-B, Class A3, 7.18s, 2015	176,978	106,187
Ser. 99-B, Class A2, 6.975s, 2012	6,103	2,988

Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	78,377	2,743
Ser. 00-5, Class A7, 8.2s, 2032	120,742	101,423
Ser. 00-5, Class A6, 7.96s, 2032	249,546	204,627
Ser. 02-1, Class M1F, 7.954s, 2033	67,000	58,032
Ser. 02-2, Class M1, 7.424s, 2033	32,000	25,121
Ser. 01-4, Class A4, 7.36s, 2033	181,049	185,575
Ser. 00-6, Class A5, 7.27s, 2031	56,103	53,298
Ser. 01-1, Class A5, 6.99s, 2032	635,969	639,149
Ser. 01-3, Class A4, 6.91s, 2033	70,120	70,822
Ser. 02-1, Class A, 6.681s, 2033	82,660	83,486
FRB Ser. 02-1, Class M1A, 2.281s, 2033	356,000	206,098

Countrywide Asset Backed Certificates FRB Ser. 04-6,
Class 2A5, 0.621s, 2034	43,158	32,393

Fieldstone Mortgage Investment Corp. FRB Ser. 05-1,
Class M3, 1.041s, 2035	16,698	15,613

ASSET-BACKED SECURITIES (2.9%)* cont.	Principal amount	Value

First Franklin Mortgage Loan Asset Backed Certificates FRB
Ser. 06-FF7, Class 2A3,
0.381s, 2036	$97,000	$42,122

Fremont Home Loan Trust

FRB Ser. 05-E, Class 2A4, 0.561s, 2036	137,000	64,133
FRB Ser. 06-2, Class 2A3, 0.401s, 2036	230,000	127,662

GE Corporate Aircraft Financing, LLC 144A Ser. 04-1A,
Class B, 1.081s, 2018	7,280	6,406

GEBL 144A
Ser. 04-2, Class D, 2.983s, 2032	61,084	2,749
Ser. 04-2, Class C, 1.083s, 2032	61,084	7,330

Green Tree Financial Corp.
Ser. 94-4, Class B2, 8.6s, 2019	79,194	39,946
Ser. 96-5, Class M1, 8.05s, 2027	33,057	28,429
Ser. 96-6, Class M1, 7.95s, 2027	173,000	126,290
Ser. 99-5, Class A5, 7.86s, 2030	388,670	334,256
Ser. 97-2, Class A7, 7.62s, 2028	8,243	8,321
Ser. 96-2, Class M1, 7.6s, 2026	98,000	81,340
Ser. 97-6, Class A9, 7.55s, 2029	26,143	24,365
Ser. 97-4, Class A7, 7.36s, 2029	41,361	38,925
Ser. 96-10, Class M1, 7.24s, 2028	63,000	56,070
Ser. 97-6, Class M1, 7.21s, 2029	73,000	53,908
Ser. 97-3, Class A5, 7.14s, 2028	11,263	11,222
Ser. 97-6, Class A8, 7.07s, 2029	6,770	6,810
Ser. 98-4, Class A7, 6.87s, 2030	16,185	15,052
Ser. 97-7, Class A8, 6.86s, 2029	23,496	22,150
Ser. 93-3, Class B, 6.85s, 2018	8,755	7,732
Ser. 99-3, Class A7, 6.74s, 2031	14,981	13,333
Ser. 98-6, Class A7, 6.45s, 2030	5,225	5,216
Ser. 99-2, Class A7, 6.44s, 2030	60,807	51,589
Ser. 98-7, Class M1, 6.4s, 2030	20,000	10,960

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	579,485	507,049
Ser. 99-5, Class A4, 7.59s, 2028	40,862	40,592

GSAMP Trust FRB Ser. 06-HE5, Class A2C, 0.381s, 2036	342,000	100,742

High Income Trust Securities 144A FRB Ser. 03-1A, Class A,
0.775s, 2036	86,494	47,572

Home Equity Asset Trust FRB Ser. 06-1, Class 2A4,
0.561s, 2036	69,000	44,371

Lehman ABS Manufactured Housing Contract Ser. 01-B,
Class M1, 6.63s, 2028 F	10,000	5,778

Lehman XS Trust Ser. 07-6, Class 3A6, 6 1/2s, 2037	587,295	411,107

LNR CDO, Ltd. 144A FRB Ser. 03-1A, Class EFL,
3.232s, 2036	120,000	8,400

Local Insight Media Finance, LLC Ser. 07-1W, Class A1,
5.53s, 2012	229,235	119,202

Long Beach Mortgage Loan Trust
FRB Ser. 06-4, Class 2A4, 0.491s, 2036	66,000	22,752
FRB Ser. 06-1, Class 2A3, 0.421s, 2036	74,998	36,926

Marriott Vacation Club Owner Trust 144A
Ser. 04-1A, Class C, 5.265s, 2026	10,626	8,223
FRB Ser. 02-1A, Class A1, 0.933s, 2024	7,943	7,175

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	34,407	31,454

New Century Home Equity Loan Trust Ser. 03-5, Class AI7,
5.15s, 2033	53,463	50,791

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.391s, 2036	82,000	42,835
FRB Ser. 06-2, Class A2C, 0.381s, 2036	82,000	45,814

Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	54,484	35,333
Ser. 95-B, Class B1, 7.55s, 2021	19,693	10,869

Putnam VT Global Asset Allocation Fund 101

ASSET-BACKED SECURITIES (2.9%)* cont.	Principal amount	Value

Oakwood Mortgage Investors, Inc.
Ser. 00-D, Class A3, 6.99s, 2022	$3,949	$3,949
Ser. 98-A, Class M, 6.825s, 2028	31,000	14,748
Ser. 01-E, Class A4, 6.81s, 2031	108,257	83,358
Ser. 99-B, Class A3, 6.45s, 2017	32,684	28,108
Ser. 01-D, Class A3, 5.9s, 2022	76,993	48,767
Ser. 02-C, Class A1, 5.41s, 2032	151,515	112,500

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030	49,108	44,689

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1, Class 1A2, 0.361s, 2036	113,882	38,430

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.421s, 2036	70,726	50,893
FRB Ser. 07-RZ1, Class A2, 0.391s, 2037	114,000	53,787

Residential Asset Securities Corp. 144A Ser. 04-NT, Class
Note, 4 1/2s, 2034 (In default) †	4,095	—

Saco I Trust FRB Ser. 05-10, Class 1A1, 0.491s, 2036	36,628	12,502

Securitized Asset Backed Receivables, LLC
FRB Ser. 07-NC2, Class A2B, 0.371s, 2037	107,000	41,300
FRB Ser. 07-BR5, Class A2A, 0.361s, 2037	136,247	91,285
FRB Ser. 07-BR4, Class A2A, 0.321s, 2037	173,741	111,195

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
PO, 0.441s, 2036	139,000	49,320

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.401s, 2036	66,000	45,336
FRB Ser. 06-3, Class A3, 0.391s, 2036	344,000	209,374

Structured Asset Investment Loan Trust FRB Ser. 06-BNC2,
Class A6, 0.491s, 2036	66,000	5,560

TIAA Real Estate CDO, Ltd. 144A FRB Ser. 02-1A, Class III,
7.6s, 2037	100,000	24,500

WAMU Asset-Backed Certificates FRB Ser. 07-HE2,
Class 2A1, 0.341s, 2037	501,546	320,990

Total asset-backed securities (cost $9,496,182)		$6,903,323

INVESTMENT COMPANIES (0.9%)*	Shares	Value

Eurazeo (France)	753	$52,504

Harris & Harris Group, Inc. †	9,005	41,153

iShares Dow Jones U.S. Real Estate Index Fund	2,200	101,024

iShares MSCI EAFE Index Fund	1,800	99,540

iShares Russell 2000 Growth Index Fund	1,338	91,078

iShares Russell 2000 Value Index Fund	1,148	66,630

MCG Capital Corp. †	6,446	27,847

S&P 500 Index Depository Receipts (SPDR Trust Series 1)	13,332	1,485,718

SPDR KBW Bank ETF	8,700	184,179

Total investment companies (cost $1,899,846)		$2,149,673

COMMODITY LINKED NOTES (0.5%)*

UBS AG/ Jersey Branch 144A sr. notesSer. CMCI, zero %,
2010 (indexed to the UBS Bloomberg CMCI Composite)
(United Kingdom)	$1,134,000	$1,285,394

Total commodity linked notes (cost $1,134,000)		$1,285,394

SENIOR LOANS (0.5%)* [c]	Principal amount	Value

Affinion Group, Inc. bank term loan FRN Ser. B,
2.734s, 2012	$17,824	$16,657

Allison Transmission, Inc. bank term loan FRN Ser. B,
3.009s, 2014	62,078	56,817

Building Materials Holdings Corp. bank term loan FRN
3.005s, 2014	19,850	18,324

Dex Media West, LLC/Dex Media Finance Co. bank term loan
FRN Ser. B, 7s, 2014	46,964	43,207

SENIOR LOANS (0.5%)* [c] cont.	Principal amount	Value

Energy Future Holdings Corp. bank term loan FRN
Ser. B2, 3.735s, 2014	$17,684	$14,368

Fairpoint Communications, Inc. bank term loan FRN
Ser. B, 5 1/2s, 2015	99,539	77,292

First Data Corp. bank term loan FRN Ser. B1,
2.985s, 2014	17,639	15,625

First Data Corp. bank term loan FRN Ser. B3,
3.001s, 2014	122,802	108,603

Freescale Semiconductor, Inc. bank term loan FRN
12 1/2s, 2014	12,020	12,341

Goodman Global Holdings, Inc. bank term loan FRN Ser. B,
6 1/2s, 2011	191,405	191,365

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
3.282s, 2015	14,523	11,725

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
2.283s, 2014	6,365	4,742

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
Ser. B, 2 1/4s, 2014	129,522	96,494

Health Management Associates, Inc. bank term loan FRN
2.033s, 2014	16,546	15,390

IASIS Healthcare Corp. bank term loan FRN Ser. DD,
2.234s, 2014	4,250	3,954

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan
FRN 7.62s, 2014	1,151	1,070

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan
FRN Ser. B, 2.234s, 2014	12,282	11,425

Intelsat Corp. bank term loan FRN Ser. B2, 2.735s, 2011	4,686	4,407

Intelsat Corp. bank term loan FRN Ser. B2-A, 2.735s, 2013	4,686	4,408

Intelsat Corp. bank term loan FRN Ser. B2-C, 2.735s, 2013	4,686	4,407

Intelsat, Ltd. bank term loan FRN 3.235s, 2014 (Bermuda)	85,000	76,883

Level 3 Communications, Inc. bank term loan FRN
2.53s, 2014	18,000	16,320

MetroPCS Wireless, Inc. bank term loan FRN 2.54s, 2013	7,054	6,719

National Bedding Co. bank term loan FRN 2.317s, 2011	7,859	7,184

Pinnacle Foods Holding Corp. bank term loan FRN Ser. B,
2.985s, 2014	17,638	16,404

Polypore, Inc. bank term loan FRN Ser. B, 2.49s, 2014	17,638	16,492

Sequa Corp. bank term loan FRN 3.879s, 2014	24,615	21,892

Spectrum Brands, Inc. bank term loan FRN 1 1/2s, 2013	1,149	1,136

Spectrum Brands, Inc. bank term loan FRN Ser. B1,
8.003s, 2013	16,648	16,466

Sun Healthcare Group, Inc. bank term loan FRN
0.183s, 2014	3,001	2,802

Sun Healthcare Group, Inc. bank term loan FRN Ser. B,
2.398s, 2014	19,556	18,260

Thomas Learning bank term loan FRN Ser. B, 2.73s, 2014	14,924	13,581

TW Telecom, Inc. bank term loan FRN Ser. B, 1.99s, 2013	12,963	12,400

Univision Communications, Inc. bank term loan FRN Ser. B,
2.533s, 2014	18,000	15,606

Visteon Corp. bank term loan FRN Ser. B1, 5 3/4s, 2013	95,000	104,500

West Corp. bank term loan FRN 2.608s, 2013	17,682	16,608

Yankee Candle Co., Inc. bank term loan FRN 2.24s, 2014	8,526	7,928

Total senior loans (cost $1,137,112)		$1,083,802

CONVERTIBLE BONDS AND NOTES (0.2%)*	Principal amount	Value

Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	$65,000	$58,500

Alexandria Real Estate Equities, Inc. 144A cv. company
guaranty sr. unsec. notes 3.7s, 2027 R	35,000	33,075

Alliant Techsystems, Inc. cv. company guaranty sr. sub.
notes 3s, 2024	50,000	62,750

102 Putnam VT Global Asset Allocation Fund

CONVERTIBLE BONDS AND NOTESS (0.2%)* cont.	Principal amount	Value

ArcelorMittal cv. sr. unsec. unsub. notes 5s, 2014
(Luxembourg)	$10,000	$16,563

Digital Realty Trust LP 144A cv. sr. unsec. notes
5 1/2s, 2029 R	25,000	32,594

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	15,000	18,951

General Cable Corp. cv. company guaranty sr. unsec. unsub.
notes 0 7/8s, 2013	5,000	4,363

General Growth Properties, Inc. 144A cv. sr. notes 3.98s,
2027 (In default) † R	110,000	104,225

International Game Technology 144A cv. sr. unsec. notes
3 1/4s, 2014	25,000	30,495

L-3 Communications Holdings, Inc. cv. company sr. unsec.
bonds 3s, 2035	90,000	94,500

SAVVIS, Inc. cv. sr. unsec. notes 3s, 2012	30,000	27,300

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	8,000	10,065

Titan International, Inc.
144A cv. sr. sub. notes 5 5/8s, 2017	15,000	15,900

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	25,000	18,688

Total convertible bonds and notes (cost $512,494)		$527,969

FOREIGN GOVERNMENT BONDS
AND NOTES (0.2%)*		Principal amount	Value

Brazil (Federal Republic of) notes
zero %, 2012	BRL	853	$474,694

Total foreign government bonds and notes (cost $502,040)			$474,694

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 4.235% versus the three month
USD-LIBOR-BBA maturing
June 11, 2020.	Jun-10/4.235	$2,081,000	$61,972

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 4.23% versus the three month
USD-LIBOR-BBA maturing
June 9, 2020.	Jun-10/4.23	2,081,000	61,348

Total purchased options outstanding (cost $140,416)			$123,320

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value

MI Tobacco Settlement Fin. Auth.
Rev. Bonds, Ser. A,
7.309s, 6/1/34	$45,000	$36,012

Tobacco Settlement Fin. Auth. of WVA Rev.
Bonds, Ser. A, 7.467s, 6/1/47	100,000	80,001

Total municipal bonds and notes (cost $144,995)		$116,013

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

Gansu Qilianshan
Cement Group Co. 144A
(China)	8/17/10	$—	20,300	$51,454

Qatar Telecom 144A
(Qatar) F	11/30/09	—	463	18,451

Vertis Holdings, Inc. F	10/18/15	0.01	22	—

Total warrants (cost $55,157)				$69,905

PREFERRED STOCKS (—%)*	Shares	Value

GMAC, Inc. 144A 7.00% cum. pfd.	43	$28,342

Total preferred stocks (cost $15,483)		$28,342

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	140	$560

Total convertible preferred stocks (cost $131,961)		$560

SHORT-TERM INVESTMENTS (20.6%)*	Principal amount/shares	Value

Short-term investments held as collateral
for loaned securities with yields ranging
from zero % to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 d	2,726,656	$2,726,320

Putnam Money Market Liquidity Fund e	$36,987,318	36,987,318

U.S. Treasury Bills, for effective yields
ranging from 0.23% to 0.40%, maturity date
November 18, 2010 # ##	5,358,001	5,339,038

U.S. Treasury Bills, for effective yields
ranging from 0.18% to 0.20%, maturity date
August 26, 2010 # ##	2,073,000	2,070,332

U.S. Treasury Cash Management Bills, for
effective yields ranging from 0.32%
to 0.35%, maturity date July 15, 2010 # ##	1,781,999	1,778,675

Total short-term investments (cost $48,905,950)		$48,901,683

Total investments (cost $267,435,040)		$277,715,383

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
JPY	Japanese Yen
USD / $	United States Dollar
Key to holding’s abbreviations
ADR	American Depository Receipts
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GDR	Global Depository Receipts
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNC	Medium Term Notes Class C
MTNE	Medium Term Notes Class E
PO	Principal Only
SDR	Swedish Depository Receipts
TBA	To Be Announced Commitments

* Percentages indicated are based on net assets of $236,831,667.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at December 31, 2009.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at December 31, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at December 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending.

Putnam VT Global Asset Allocation Fund 103

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs. On December 31, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security purchased with cash or securities received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at December 31, 2009.

At December 31, 2009, liquid assets totaling $186,322,599 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR, SDR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at December 31, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at December 31, 2009.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at December 31, 2009 (as a percentage of Portfolio Value):

United States	84.9%	Switzerland	0.7%

United Kingdom	3.1	Canada	0.7

Japan	2.3	China	0.5

France	1.4	Other	4.6

Italy	1.0	Total	100.0%

Australia	0.8

FORWARD CURRENCY CONTRACTS TO BUY				Unrealized
at 12/31/09 (aggregate		Aggregate	Delivery	appreciation/
face value $40,369,547)	Value	face value	date	(depreciation)

Australian Dollar	$6,425,206	$6,591,418	1/20/10	$(166,212)

Brazilian Real	479,522	487,762	1/20/10	(8,240)

British Pound	4,893,474	5,032,581	1/20/10	(139,107)

Canadian Dollar	1,946,163	1,938,878	1/20/10	7,285

Chilean Peso	51,696	52,488	1/20/10	(792)

Czech Koruna	253,081	263,505	1/20/10	(10,424)

Danish Krone	329,176	346,425	1/20/10	(17,249)

Euro	9,400,540	9,914,656	1/20/10	(514,116)

Hungarian Forint	229,497	240,603	1/20/10	(11,106)

Japanese Yen	4,242,214	4,533,168	1/20/10	(290,954)

Mexican Peso	586,623	601,604	1/20/10	(14,981)

New Zealand Dollar	86,920	86,434	1/20/10	486

Norwegian Krone	3,230,469	3,340,156	1/20/10	(109,687)

Polish Zloty	439,406	462,496	1/20/10	(23,090)

Singapore Dollar	574,481	584,100	1/20/10	(9,619)

South African Rand	772,230	773,519	1/20/10	(1,289)

South Korean Won	309,984	314,714	1/20/10	(4,730)

Swedish Krona	2,577,463	2,603,245	1/20/10	(25,782)

Swiss Franc	1,725,524	1,755,332	1/20/10	(29,808)

Turkish Lira (New)	445,164	446,463	1/20/10	(1,299)

Total				$(1,370,714)

FORWARD CURRENCY CONTRACTS TO SELL				Unrealized
at 12/31/09 (aggregate		Aggregate	Delivery	appreciation/
face value $50,846,918)	Value	face value	date	(depreciation)

Australian Dollar	$3,122,431	$3,207,374	1/20/10	$84,943

Brazilian Real	662,110	673,401	1/20/10	11,291

British Pound	5,367,407	5,504,149	1/20/10	136,742

Canadian Dollar	2,414,408	2,407,569	1/20/10	(6,839)

Chilean Peso	171,582	174,305	1/20/10	2,723

Czech Koruna	346,907	372,667	1/20/10	25,760

Danish Krone	47,443	49,929	1/20/10	2,486

Euro	22,700,407	23,673,506	1/20/10	973,099

Hong Kong Dollar	272,207	272,344	1/20/10	137

Hungarian Forint	27,544	28,899	1/20/10	1,355

Japanese Yen	4,890,701	5,188,076	1/20/10	297,375

Mexican Peso	285,462	295,625	1/20/10	10,163

New Zealand Dollar	375,809	373,629	1/20/10	(2,180)

Norwegian Krone	1,576,880	1,626,345	1/20/10	49,465

Polish Zloty	343,202	353,338	1/20/10	10,136

Singapore Dollar	1,601,097	1,625,804	1/20/10	24,707

South African Rand	502,410	502,746	1/20/10	336

South Korean Won	200,590	198,305	1/20/10	(2,285)

Swedish Krona	1,152,407	1,198,410	1/20/10	46,003

Swiss Franc	2,344,854	2,423,373	1/20/10	78,519

Taiwan Dollar	692,188	685,013	1/20/10	(7,175)

Turkish Lira (New)	12,082	12,111	1/20/10	29

Total				$1,736,790

104 Putnam VT Global Asset Allocation Fund

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/09	contracts	Value	date	(depreciation)

Amsterdam Exchanges
index (Long)	4	$384,456	Jan-10	$14,375

Canadian Government
Bond 10 yr (Long)	20	2,251,648	Mar-10	(35,245)

DAX Index (Long)	2	426,819	Mar-10	13,099

Dow Jones Euro Stoxx 50
Index (Long)	1	42,571	Mar-10	1,415

Dow Jones Euro Stoxx 50
Index (Short)	150	6,385,639	Mar-10	(205,728)

Euro-Bobl 5 yr (Long)	3	497,014	Mar-10	(3,491)

Euro-Bund 10 yr (Long)	6	1,041,555	Mar-10	(16,007)

Euro-Bund 10 yr (Short)	25	4,339,814	Mar-10	65,801

Euro-CAC 40 Index (Short)	29	1,637,283	Jan-10	(43,928)

Euro-Schatz 2 yr (Short)	7	1,082,493	Mar-10	(548)

FTSE/MIB Index (Long)	6	1,000,517	Mar-10	27,130

IBEX 35 Index (Long)	4	683,198	Jan-10	18,937

Japanese Government Bond
10 yr (Long)	1	1,501,505	Mar-10	2,790

Japanese Government Bond
10 yr (Short)	1	1,501,505	Mar-10	(2,800)

Japanese Government Bond
10 yr Mini (Long)	10	1,501,827	Mar-10	3,181

MSCI EAFE Index E-Mini (Long)	10	784,400	Mar-10	1,780

NASDAQ 100 Index E-Mini
(Short)	37	1,375,475	Mar-10	(50,505)

New Financial Times Stock
Exchange 100 Index (Short)	67	5,807,518	Mar-10	(153,461)

OMXS 30 Index (Short)	71	945,773	Jan-10	(3,831)

Russell 2000 Mini (Long)	90	5,615,100	Mar-10	264,870

Russell 2000 Mini (Short)	33	2,058,870	Mar-10	(97,251)

S&P 500 Index (Long)	18	4,998,150	Mar-10	82,948

S&P 500 Index E-Mini (Long)	474	26,324,775	Mar-10	470,278

S&P 500 Index E-Mini (Short)	106	5,886,975	Mar-10	(105,418)

S&P Mid Cap 400 Index E-Mini
(Long)	72	5,219,280	Mar-10	222,601

S&P/TSX 60 Index (Long)	12	1,583,950	Mar-10	36,636

SGX MSCI Singapore Index
(Short)	10	497,863	Jan-10	(8,732)

SPI 200 Index (Short)	18	1,973,360	Mar-10	(83,054)

Tokyo Price Index (Short)	46	4,471,948	Mar-10	(52,631)

U.K. Gilt 10 yr (Long)	33	6,106,033	Mar-10	(53,639)

U.S. Treasury Bond 20 yr (Short)	83	9,576,125	Mar-10	273,850

U.S. Treasury Note 2 yr (Long)	49	10,597,016	Mar-10	(51,166)

U.S. Treasury Note 2 yr (Short)	161	34,818,766	Mar-10	161,963

U.S. Treasury Note 5 yr (Long)	11	1,258,211	Mar-10	(20,241)

U.S. Treasury Note 5 yr (Short)	400	45,753,125	Mar-10	733,275

U.S. Treasury Note 10 yr (Long)	280	32,326,875	Mar-10	(803,528)

U.S. Treasury Note 10 yr (Short)	24	2,770,875	Mar-10	94,809

Total				$698,534

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $4,463,974)	amount	strike price	Value

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to pay a fixed rate
of 4.70% versus the three month
USD-LIBOR-BBA maturing
August 8, 2021.	$877,000	Aug-11/4.7	$46,174

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to receive a fixed
rate of 4.70% versus the three
month USD-LIBOR-BBA maturing
August 8, 2021.	877,000	Aug-11/4.7	49,191

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to pay a fixed rate
of 4.55% versus the three month
USD-LIBOR-BBA maturing
August 17, 2021.	874,000	Aug-11/4.55	40,624

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to receive a fixed
rate of 4.55% versus the three
month USD-LIBOR-BBA maturing
August 17, 2021.	874,000	Aug-11/4.55	54,529

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to pay a fixed rate
of 4.475% versus the three month
USD-LIBOR-BBA maturing
August 19, 2021.	1,141,000	Aug-11/4.475	49,679

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to receive a fixed
rate of 4.475% versus the three
month USD-LIBOR-BBA maturing
August 19, 2021.	1,141,000	Aug-11/4.475	74,736

Option on an interest rate swap
with Citibank, N. A. for the
obligation to pay a fixed rate of
4.5475% versus the three month
USD-LIBOR-BBA maturing
July 26, 2021.	1,319,000	Jul-11/4.5475	61,202

Option on an interest rate swap
with Citibank, N. A. for the
obligation to receive a fixed rate
of 4.5475% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	1,319,000	Jul-11/4.5475	79,945

Option on an interest rate swap
with Citibank, N. A. for the
obligation to pay a fixed rate of
4.52% versus the three month
USD-LIBOR-BBA maturing
July 26, 2021.	2,638,000	Jul-11/4.52	119,501

Option on an interest rate swap
with Citibank, N. A. for the
obligation to receive a fixed rate
of 4.52% versus the three month
USD-LIBOR-BBA maturing
July 26, 2021.	2,638,000	Jul-11/4.52	162,765

Putnam VT Global Asset Allocation Fund 105

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $4,463,974) cont.	amount	strike price	Value

Option on an interest rate swap
with Citibank, N. A. for the
obligation to pay a fixed rate of
4.49% versus the three month
USD-LIBOR-BBA maturing
August 17, 2021.	$1,748,000	Aug-11/4.49	$78,136

Option on an interest rate swap
with Citibank, N. A. for the
obligation to receive a fixed rate
of 4.49% versus the three month
USD-LIBOR-BBA maturing
August 17, 2021.	1,748,000	Aug-11/4.49	113,183

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 5.215% versus the
three month USD-LIBOR-BBA
maturing February 18, 2020.	7,801,000	Feb-10/5.215	2,730

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 5.215% versus the three
month USD-LIBOR-BBA maturing
February 18, 2020.	7,801,000	Feb-10/5.215	773,469

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 5.08% versus the three
month USD-LIBOR-BBA maturing
February 24, 2020.	5,475,000	Feb-10/5.08	478,406

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 5.08% versus the
three month USD-LIBOR-BBA
maturing February 24, 2020.	5,475,000	Feb-10/5.08	4,216

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 5.22% versus the three
month USD-LIBOR-BBA maturing
February 24, 2020.	5,475,000	Feb-10/5.22	541,368

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 5.22% versus the
three month USD-LIBOR-BBA
maturing February 24, 2020.	5,475,000	Feb-10/5.22	2,792

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 5.23% versus the
three month USD-LIBOR-BBA
maturing June 9, 2020.	2,081,000	Jun-10/5.23	13,763

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 5.235% versus the
three month USD-LIBOR-BBA
maturing June 11, 2020.	2,081,000	Jun-10/5.235	14,047

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $4,463,974) cont.	amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 4.525% versus the
three month USD-LIBOR-BBA
maturing July 26, 2021.	$2,813,000	Jul-11/4.525	$172,999

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 4.525% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	2,813,000	Jul-11/4.525	127,992

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 4.46% versus the
three month USD-LIBOR-BBA
maturing July 26, 2021.	2,813,000	Jul-11/4.46	180,248

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 4.46% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	2,813,000	Jul-11/4.46	120,790

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 4.745% versus the
three month USD-LIBOR-BBA
maturing July 27, 2021.	4,219,500	Jul-11/4.745	226,503

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 4.745% versus the three
month USD-LIBOR-BBA maturing
July 27, 2021.	4,219,500	Jul-11/4.745	230,933

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 5.51% versus the three
month USD-LIBOR-BBA maturing
May 14, 2022.	1,966,000	May-12/5.51	170,700

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 5.51% versus the
three month USD-LIBOR-BBA
maturing May 14, 2022.	1,966,000	May-12/5.51	91,165

Total			$4,081,786

106 Putnam VT Global Asset Allocation Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/09

			Upfront				Unrealized
Swap	Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N. A.
	$3,091,000		$245	10/6/11	3 month USD-LIBOR-BBA	1.22%	$6,223

	28,048,000		—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	712,508

Citibank, N. A.
	17,299,000		912	11/12/24	3 month USD-LIBOR-BBA	4.04%	(518,743)

	4,717,000		(5,894)	11/12/39	4.28%	3 month USD-LIBOR-BBA	158,036

Credit Suisse International
	5,610,000		—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	145,486

	1,952,000		—	11/6/15	3.97005%	3 month USD-LIBOR-BBA	(88,296)

	7,000,000		—	6/16/11	3 month USD-LIBOR-BBA	1.689%	73,577

Goldman Sachs International
	1,103,000		(6,827)	11/18/18	3 month USD-LIBOR-BBA	4.10%	21,063

AUD	3,100,000	E	—	2/14/12	3 month AUD-BBR-BBSW	4.39%	(31,262)

	$7,480,000		(269,280)	11/12/19	3 month USD-LIBOR-BBA	5.355%	660,561

JPMorgan Chase Bank, N. A.
	11,500,000		—	11/10/18	4.12%	3 month USD-LIBOR-BBA	(320,054)

JPY	56,400,000	E	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	(15,064)

JPY	75,800,000	E	—	7/28/39	2.40%	6 month JPY-LIBOR-BBA	7,870

	$7,480,000		(270,776)	11/12/19	3 month USD-LIBOR-BBA	5.355%	659,065

	4,780,000		—	4/3/11	3 month USD-LIBOR-BBA	1.365%	43,286

	9,570,000		—	4/3/14	2.203%	3 month USD-LIBOR-BBA	138,692

Total							$1,652,948

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/09

				Fixed payments	Total Return	Unrealized
Swap	Notional		Termination	received (paid) by	received by	appreciation/
counterparty	amount		date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
	672	baskets	7/15/10	(3 month USD-LIBOR-BBA plus 1.00%)	The Middle East Custom Basket Index	$(78,022)
					currently sponsored by Credit Suisse
					ticker CSGCPUT

Deutsche Bank AG
EUR	1,824,000		3/27/14	1.785%	Eurostat Eurozone HICP excluding tobacco	2,613

Goldman Sachs International
EUR	3,040,000		4/30/13	2.375%	French Consumer Price Index	177,620
					excluding tobacco

EUR	3,040,000		4/30/13	(2.41%)	Eurostat Eurozone HICP	(173,875)
					excluding tobacco

EUR	3,040,000		5/6/13	2.34%	French Consumer Price Index	171,393
					excluding tobacco

EUR	3,040,000		5/6/13	(2.385%)	Eurostat Eurozone HICP excluding tobacco	(168,606)

	$1,348	F	11/24/10	(3 month USD-LIBOR-BBA)	A basket (GSPMTGCC) of common stocks	(116,516)

EUR	1,824,000		4/14/14	1.835%	Eurostat Eurozone HICP excluding tobacco	(9,850)

	$2,990,000		5/18/10	0.25%	USA Non Revised Consumer	70,564
					Price Index- Urban (CPI-U)

JPMorgan Chase Bank, N. A.
	122,265		10/20/10	(3 month USD-LIBOR-BBA plus 5 bp)	iShares MSCI Emerging Markets Index	57,232

	9,508		7/29/10	(3 month USD-LIBOR-BBA)	S&P 500 Information Technology	292,437
					Total Return Index

	5,917		7/29/10	3 month USD-LIBOR-BBA	S&P 500 Energy Total Return Index	52,187

Total						$277,177

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

Putnam VT Global Asset Allocation Fund 107

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/09

						Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount	date	fund per annum	(depreciation)

Bank of America, N. A.
DJ ABX CMBX BBB Index	—	$208		$302,000	10/12/52	(134 bp)	$226,111

Financial Security Assurance Holdings, Ltd, 6.4%,
12/15/66	Baa1	—		20,000	12/20/12	95 bp	(2,189)

Nalco Co., 7.75%, 11/15/11	Ba2	—		10,000	9/20/12	350 bp	425

Citibank, N. A.
DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB–	35,814		160,427	5/25/46	11 bp	(5,848)

DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB–	20,174		104,660	5/25/46	11 bp	(7,005)

Lighthouse International Co., SA, 8%, 4/30/14	Caa1	—	EUR	190,000	3/20/13	815 bp	(38,771)

Credit Suisse International
DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB–	147,776		$307,868	5/25/46	11 bp	67,731

DJ CMB NA CMBX AJ Index	—	(120,890)		376,000	2/17/51	(96 bp)	62,425

DJ CMBX NA AAA Series 4 Version 1 Index	AA	644,216		1,559,500	2/17/51	35 bp	378,568

Deutsche Bank AG
DJ CDX NA IG Series 13 Version 1 Index	—	—		8,704,000	12/20/14	(100 bp)	(62,804)

Korea Monetary STAB Bond, 5.15%, 2/12/10	A2	—		620,000	2/19/10	153 bp	2,391

Pacific Gas & Electric Co., 4.8%, 3/1/14	A3	—		135,000	12/20/13	112 bp	2,306

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR	90,000	9/20/13	715 bp	5,172

Universal Corp., 5.2%, 10/15/13	—	—		$115,000	3/20/15	(95 bp)	1,110

Virgin Media Finance PLC, 8 3/4%, 4/15/14	B	—	EUR	125,000	9/20/13	477 bp	9,636

Virgin Media Finance PLC, 8 3/4%, 4/15/14	B	—	EUR	125,000	9/20/13	535 bp	13,179

Goldman Sachs International
CSC Holdings, Inc., 7 5/8%, 7/15/18	Ba3	—		$65,000	9/20/13	495 bp	5,055

DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB–	34,961		77,158	5/25/46	11 bp	14,924

DJ CDX NA CMBX AAA Index	AAA	4,023		110,000	3/15/49	7 bp	(8,213)

DJ CDX NA IG Series 12 Version 1 Index	—	(446,764)		10,084,672	6/20/14	(100 bp)	(525,984)

Lighthouse International Co, SA, 8%, 4/30/14	Caa1	—	EUR	110,000	3/20/13	680 bp	(27,695)

Macy’s Retail Holdings, Inc., 7.45%, 7/15/17	—	—		$445,000	6/20/11	(254.9 bp)	(9,287)

Southern California Edison Co., 7 5/8%, 1/15/10	A3	—		90,000	12/20/13	118.1 bp	821

JPMorgan Chase Bank, N. A.
Computer Science Corp., 5%, 2/15/13	—	—		435,000	3/20/18	(82 bp)	(6,369)

DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB–	39,409		171,887	5/25/46	11 bp	(5,230)

DJ CDX NA IG Series 13 Version 1 Index	—	1,478		1,034,000	12/20/14	(100 bp)	(5,983)

DJ CMBX NA AAA Series 4 Version 1 Index	—	(732,184)		1,875,000	2/17/51	(35 bp)	(413,434)

Glencore Funding LLC, 6%, 4/15/14	—	—		480,000	6/20/14	(148 bp)	(2,257)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B2	—		60,000	6/20/13	595 bp	2,447

TDC AS, 6 1/2%, 4/19/12	—	—	EUR	135,000	9/20/13	(200 bp)	(6,077)

Merrill Lynch Capital Services, Inc.
Pacific Gas & Electric Co., 4.8%, 3/1/14	A3	—		$145,000	12/20/13	113 bp	2,532

Morgan Stanley Capital Services, Inc.
DJ CMB NA CMBX AAA Index	—	(66,856)		741,500	2/17/51	(35 bp)	59,452

DJ iTraxx Europe Crossover Series 12 Version 1	—	(3,736)	EUR	314,000	12/20/14	(500 bp)	(16,144)

Nalco Co., 7.75%, 11/15/11	Ba2	—		$10,000	9/20/12	330 bp	384

Nalco Co., 7.75%, 11/15/11	Ba2	—		15,000	3/20/13	460 bp	1,154

Universal Corp., 5.2%, 10/15/13	—	—		345,000	3/20/13	(89 bp)	(311)

Total							$(287,778)

*Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

108 Putnam VT Global Asset Allocation Fund

ASC 820, Fair Value Measurements and Disclosures, establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$6,903,323	$—

Common stocks:

Basic materials	4,463,451	2,901,156	—

Capital goods	5,210,528	2,696,716	—

Communication services	4,134,968	1,445,151	—

Conglomerates	1,809,426	557,573	—

Consumer cyclicals	8,472,082	4,049,460	2

Consumer staples	8,127,608	3,354,643	—

Energy	8,914,892	2,732,690	41

Financial	10,640,978	6,920,476	—

Health care	11,200,212	2,658,394	—

Technology	17,012,677	1,398,504	5,577

Transportation	712,034	902,169	—

Utilities and power	2,997,189	2,257,688	—

Total common stocks	83,696,045	31,874,620	5,620

Commodity linked notes	—	1,285,394	—

Convertible bonds and notes	—	527,969	—

Convertible preferred stocks	—	560	—

Corporate bonds and notes	—	31,702,412	—

Foreign government bonds and notes	—	474,694	—

Investment companies	2,097,169	52,504	—

Mortgage-backed securities	—	33,935,745	104,235

Municipal bonds and notes	—	116,013	—

Preferred stocks	—	28,342	—

Purchased options outstanding	—	123,320	—

Senior loans	—	1,083,802	—

U.S. Government and agency mortgage obligations	—	33,652,634	—

U.S. Treasury Obligations	—	1,079,394	—

Warrants	—	69,905	—

Short-term investments	36,987,318	11,914,365	—

Totals by level	$122,780,532	$154,824,996	$109,855

	Level 1	Level 2	Level 3

Other financial instruments:	$698,534	$(1,079,372)	$(101,873)

Other financial instruments include futures, written options, swaps, forward currency contracts and receivable purchase agreements.

Putnam VT Global Asset Allocation Fund 109

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation) †	sales	Level 3	2009

Asset-backed securities	$235,214	$—	$(35,043)	$1,592	$(11,408)	$(190,355)	$—

Common stocks:

Consumer cyclicals	2	—	—	(12,922)	12,922	—	2

Energy	7,838	—	834	(1,687)	(6,944)	—	41

Financial	38,668	—	(6,906)	45,825	(77,587)	—	—

Technology	—	—	—	1,716	3,861	—	5,577

Total common stocks	$46,508	$—	$(6,072)	$32,932	$(67,748)	$—	$5,620

Corporate bonds and notes	$2,727	$—	$—	$—	$—	$(2,727)	$—

Mortgage-backed securities	145,068	—	—	—	—	(40,833)	104,235

Senior loans	172,050	3,611	(284,244)	192,283	(83,700)	—	—

Warrants	—	—	—	—	—	—	—

Totals:	$601,567	$3,611	$(325,359)	$226,807	$(162,856)	$(233,915)	$109,855

† Includes $(11,193) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	December 31,
	2008 ††	premiums	(loss)	(depreciation) †	sales	Level 3	2009 ††

Other financial instruments:	$(114,216)	$—	$—	$12,343	$—	$—	$(101,873)

† Includes $12,343 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount payable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

110 Putnam VT Global Asset Allocation Fund

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value, including $2,623,548
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $230,447,722)	$240,728,065

Affiliated issuers (identified cost $36,987,318) (Note 6)	36,987,318

Foreign currency (cost $47,704) (Note 1)	49,663

Dividends, interest and other receivables	1,272,947

Receivable for shares of the fund sold	18,364

Receivable for investments sold	10,960,129

Receivable for sales of delayed delivery securities (Note 1)	15,860

Unrealized appreciation on swap contracts (Note 1)	4,306,236

Unrealized appreciation on forward currency contracts (Note 1)	1,791,523

Premium paid on swap contracts (Note 1)	1,923,207

Total assets	298,053,312

Liabilities

Payable to custodian (Note 2)	46,764

Payable for variation margin (Note 1)	300,296

Payable for investments purchased	16,801,641

Payable for purchases of delayed delivery securities (Note 1)	30,014,868

Payable for shares of the fund repurchased	28,543

Payable for compensation of Manager (Note 2)	418,447

Payable for investor servicing fees (Note 2)	5,446

Payable for custodian fees (Note 2)	71,992

Payable for Trustee compensation and expenses (Note 2)	108,671

Payable for administrative services (Note 2)	1,476

Payable for distribution fees (Note 2)	16,105

Unrealized depreciation on forward currency contracts (Note 1)	1,425,447

Payable for receivable purchase agreement (Note 2)	101,873

Interest payable (Note 2)	275,910

Written options outstanding, at value (premiums received
$4,463,974) (Notes 1 and 3)	4,081,786

Premium received on swap contracts (Note 1)	929,216

Unrealized depreciation on swap contracts (Note 1)	2,663,889

Collateral on securities loaned, at value (Note 1)	2,726,320

Collateral on certain derivative contracts, at value (Note 1)	1,057,781

Other accrued expenses	145,174

Total liabilities	61,221,645

Net assets	$236,831,667

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$268,228,228

Undistributed net investment income (Note 1)	12,271,033

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(57,179,899)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	13,512,305

Total — Representing net assets applicable
to capital shares outstanding	$236,831,667

Computation of net asset value Class IA

Net Assets	$160,418,972

Number of shares outstanding	11,759,994

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$13.64

Computation of net asset value Class IB

Net Assets	$76,412,695

Number of shares outstanding	5,570,520

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$13.72

Statement of operations
Year ended 12/31/09

Investment income

Interest (including interest income of $60,330 from
investments in affiliated issuers) (Note 6)	$6,891,277

Dividends (net of foreign tax of $93,876)	2,468,839

Securities lending	35,905

Total investment income	9,396,021

Expenses

Compensation of Manager (Note 2)	1,453,131

Investor servicing fees (Note 2)	61,736

Custodian fees (Note 2)	201,615

Trustee compensation and expenses (Note 2)	25,731

Administrative services (Note 2)	17,271

Distribution fees — Class IB (Note 2)	160,947

Interest expense (Note 2)	275,910

Auditing	129,631

Other	105,366

Fees waived and reimbursed by Manager (Note 2)	(217,373)

Total expenses	2,213,965

Expense reduction (Note 2)	(23,281)

Net expenses	2,190,684

Net investment income	7,205,337

Net realized loss on investments (Notes 1 and 3)	(15,796,049)

Net realized loss on swap contracts (Note 1)	(6,159,696)

Net realized loss on futures contracts (Note 1)	(163,582)

Net realized loss on foreign currency transactions (Note 1)	(676,494)

Net realized gain on written options (Notes 1 and 3)	475,687

Net unrealized appreciation of assets and liabilities in
foreign currencies during the year	1,033,379

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, receivable purchase agreement
and TBA sale commitments during the year	76,742,521

Net gain on investments	55,455,766

Net increase in net assets resulting from operations	$62,661,103

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund 111

Statement of changes in net assets

	Putnam VT
	Global Asset Allocation Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$7,205,337	$9,455,841

Net realized loss on investments and
foreign currency transactions	(22,320,134)	(12,185,258)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	77,775,900	(105,561,195)

Net increase (decrease) in net assets
resulting from operations	62,661,103	(108,290,612)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(9,033,218)	(8,912,558)

Class IB	(3,733,648)	(3,115,088)

Decrease from capital share transactions
(Note 4)	(12,316,708)	(40,874,562)

Total increase (decrease) in net assets	37,577,529	(161,192,820)

Net assets:

Beginning of year	199,254,138	360,446,958

End of year (including undistributed net
investment income of $12,271,033 and
$12,515,509, respectively)	$236,831,667	$199,254,138

The accompanying notes are an integral part of these financial statements.

112 Putnam VT Global Asset Allocation Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%) b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,d,e	Ratio of expenses to average net assets excluding interest expense(%) b,d,e	Ratio of net investment income (loss) to average net assets (%) d	Portfolio turnover (%) f

Putnam VT Global Asset Allocation Fund (Class IA)

12/31/09	$10.87	.41	3.12	3.53	(.76)	(.76)	$13.64	35.36	$160,419	.99 g	.86	3.55	177.81

12/31/08	16.90	.48	(5.91)	(5.43)	(.60)	(.60)	10.87	(33.16)	141,087.78		.78	3.31	155.03

12/31/07	16.50	.42	.10	.52	(.12)	(.12)	16.90	3.16	264,820.77		.77	2.49	106.99

12/31/06	15.03	.33	1.59	1.92	(.45)	(.45)	16.50	13.04	311,512.82		.82	2.15	76.62

12/31/05	14.22	.30 h	.71	1.01	(.20)	(.20)	15.03	7.20	330,872.90		.90	2.06 h	144.67

Putnam VT Global Asset Allocation Fund (Class IB)

12/31/09	$10.90	.39	3.15	3.54	(.72)	(.72)	$13.72	35.21	$76,413	1.24 g	1.11	3.28	177.81

12/31/08	16.94	.44	(5.92)	(5.48)	(.56)	(.56)	10.90	(33.32)	58,167	1.03	1.03	3.05	155.03

12/31/07	16.54	.38	.11	.49	(.09)	(.09)	16.94	2.94	95,626	1.02	1.02	2.23	106.99

12/31/06	15.06	.29	1.61	1.90	(.42)	(.42)	16.54	12.86	88,626	1.07	1.07	1.87	76.62

12/31/05	14.25	.26 h	.72	.98	(.17)	(.17)	15.06	6.97	66,485	1.15	1.15	1.80 h	144.67

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.10%

12/31/08	0.15

12/31/07	0.08

12/31/06	0.10

12/31/05	0.01

f Portfolio turnover excludes dollar roll transactions.

g Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.13% of average net assets as of December 31, 2009 (Note 2).

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund 113

Putnam VT Global Equity Fund

Investment objective
Capital appreciation

Net asset value December 31, 2009

Class IA: $10.13	Class IB: $10.06

Performance summary

Total return at net asset value
(as of 12/31/09)‡	Class IA shares*	Class IB shares†

1 year	30.16%	29.97%

5 years	5.03	3.80
Annualized	0.99	0.75

10 years	–40.28	–41.61
Annualized	–5.02	–5.24

Life	177.42	167.33
Annualized	5.33	5.13

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: May 1, 1990.

† Class inception date: April 30, 1998.

‡ Recent performance benefited from the receipt of a Tyco International, Ltd.

Class Action Settlement pertaining to investments made prior to 2003.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of equity securities from developed countries.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s manager

After a dismal first two months, equity markets worldwide continued to rebound strongly throughout 2009 as the global economy showed signs of strength. The rally, which began in early March, ran throughout the rest of 2009 and spurred double-digit gains across most countries and sectors. For the 12 months ended December 31, 2009, Putnam VT Global Equity Fund’s class IA shares returned 30.16% at net asset value.

The fund’s country allocations added value during the period, notably the out-of-benchmark investments in emerging-market stocks, particularly those in Mexico and China. Sector allocations, meanwhile, generally detracted from performance, especially within the surging technology sector, where the fund had limited exposure.

Turning to specific holdings, Grupo Mexico, a Mexican holding company specializing in mining, transportation, and infrastructure, was the strongest performer. Management capitalized on the stock’s attractive price, which had declined when investors became concerned about the company’s battle for control over ASARCO, a bankrupt copper mining company. As the issue was resolved and copper prices rose, Grupo Mexico shares performed well. By the close of the period, this stock had been sold from the portfolio. RR Donnelley & Sons, a U.S.-based publishing and communications company, also contributed significantly. Its shares became exceedingly cheap, in management’s point of view, but as the economy and investor confidence began to recover, RR Donnelley shares rebounded considerably. Another top contributor was Bank of America. Despite the strong performance of the company, management reduced the fund’s financials exposure given increasing concerns about regulation and higher capital requirements. The fund’s holdings in this company were sold as part of this reduction.

One of the top detractors was Apollo Group, a U.S.-based provider of online and on-campus educational programs. Apollo experienced a slow decline throughout 2009, as investors viewed this as a defensive stock in an environment that has favored more aggressive investments. In addition, the stock retreated sharply following the announcement of an informal SEC inquiry. The fund sold its position in December. Swiss Re, a Swiss-based reinsurer, also detracted from returns. Like a number of financial companies, Swiss Re had a portfolio with significant exposure to the credit market in the United States. As that market seized up, the company’s financial condition worsened and the stock price suffered. The holding was sold before the end of the period. One of the world’s largest telecom companies, Nippon Telegraph and Telephone of Japan, underperformed alongside other defensive names. The stock was hurt further by the view that a lack of a breakup would delay cutting costs at the company. Management believes otherwise and continues to hold shares.

The fund benefited during the period as result of a court-ordered settlement distribution made to eligible holders of Tyco International Ltd. common stock. The fund received $2,145,850 in March 2009.

Looking ahead, although many major economic factors remain depressed by historical standards, management is optimistic on the prospects for continued growth in the equity markets. While there have been noteworthy improvements in China and other Asian markets, many other regions are in the early stages of recovery. As jobs growth and consumer spending begin to accelerate, corporate earnings may surprise on the upside, given the steep cuts already made in many companies’ operating costs. Management has positioned the portfolio accordingly.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Current and future portfolio holdings are subject to risk.

114 Putnam VT Global Equity Fund

Your fund’s manager

Portfolio Manager Shigeki Makino is a Head of Global Large Cap Equities at Putnam. He joined Putnam in 2000 and has been in the investment industry since  1989.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Global Equity Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$5.34	$6.72	$4.89	$6.16

Ending value (after expenses)	$1,206.00	$1,204.80	$1,020.37	$1,019.11

Annualized expense ratio †	0.96%	1.21%	0.96%	1.21%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT Global Equity Fund 115

The fund’s portfolio 12/31/09

COMMON STOCKS (97.5%)*	Shares	Value

Aerospace and defense (3.6%)
BAE Systems PLC (United Kingdom)	476,325	$2,747,528

Bombardier, Inc. (Canada)	181,500	832,330

L-3 Communications Holdings, Inc.	65,100	5,660,445

MTU Aero Engines Holding AG (Germany)	240	13,159

		9,253,462
Agriculture (2.6%)
Archer Daniels Midland Co. S	187,400	5,867,494

Wilmar International, Ltd. (Singapore)	138,000	626,662

		6,494,156
Airlines (1.9%)
Qantas Airways, Ltd. (Australia)	582,000	1,547,768

Singapore Airlines, Ltd. (Singapore)	314,000	3,317,358

		4,865,126
Automotive (1.6%)
Magna International, Inc. Class A (Canada)	55,131	2,805,271

Nissan Motor Co., Ltd. (Japan) †	141,500	1,237,973

		4,043,244
Banking (4.7%)
Bank of China Ltd. (China)	2,412,000	1,291,460

DBS Group Holdings, Ltd. (Singapore)	185,000	2,012,703

National Bank of Greece SA (Greece) †	130,000	3,312,220

State Street Corp.	103,000	4,484,620

Wells Fargo & Co.	26,700	720,633

		11,821,636
Basic materials (1.5%)
Antofagasta PLC (United Kingdom)	136,439	2,165,375

Sumitomo Metal Mining Co., Ltd. (Japan)	100,000	1,475,650

		3,641,025
Biotechnology (0.8%)
Amgen, Inc. †	36,751	2,079,004

		2,079,004
Broadcasting (1.5%)
Liberty Media Corp. — Entertainment †	20,900	964,535

Mediaset SpA (Italy)	348,000	2,841,171

		3,805,706
Cable television (2.0%)
Comcast Corp. Class A	66,600	1,122,876

DISH Network Corp. Class A	47,100	978,267

Time Warner Cable, Inc.	71,100	2,942,829

		5,043,972
Chemicals (2.7%)
Ashland, Inc.	124,600	4,936,652

Cabot Corp.	67,300	1,765,279

		6,701,931
Commercial and consumer services (0.6%)
AerCap Holdings NV (Netherlands) †	61,206	554,526

Daito Trust Construction Co., Ltd. (Japan)	14,500	684,457

Genesis Lease, Ltd. ADR (Ireland)	15,010	134,038

TUI Travel PLC (United Kingdom)	21,144	87,106

		1,460,127
Computers (2.4%)
Western Digital Corp. †	138,100	6,097,115

		6,097,115
Conglomerates (2.3%)
Mitsubishi Corp. (Japan)	80,100	1,993,547

Mitsui & Co., Ltd. (Japan)	50,100	709,995

Noble Group, Ltd. (Hong Kong)	856,000	1,962,372

Vivendi SA (France)	35,336	1,042,342

		5,708,256
Construction (0.3%)
Buzzi Unicem SpA (Italy)	41,000	658,046

		658,046

COMMON STOCKS (97.5%)* cont.	Shares	Value

Consumer goods (1.2%)
Colgate-Palmolive Co.	36,300	$2,982,045

		2,982,045
Electric utilities (1.4%)
E.ON AG (Germany)	11,708	488,390

RWE AG (Germany)	32,195	3,126,122

		3,614,512
Electrical equipment (0.3%)
Prysmian SpA (Italy)	47,908	837,942

		837,942
Electronics (9.5%)
AU Optronics Corp. (Taiwan)	4,866,000	5,877,827

Compal Electronics, Inc. (Taiwan)	523,000	719,830

Coretronic Corporation (Taiwan)	1,021,000	1,474,314

Garmin, Ltd. S	51,200	1,571,840

Intel Corp.	179,200	3,655,680

LG Display Co., Ltd. (South Korea)	33,000	1,114,999

Media Tek, Inc. (Taiwan)	114,000	1,981,887

Quanta Computer, Inc. (Taiwan)	720,000	1,562,271

Texas Instruments, Inc.	222,700	5,803,562

		23,762,210
Energy (oil field) (0.5%)
Noble Corp. (Switzerland)	31,200	1,269,840

		1,269,840
Energy (other) (0.1%)
China Longyuan Power Group Corp. 144A (China)	152,000	196,835

		196,835
Engineering and construction (0.5%)
Aveng, Ltd. (South Africa)	215,196	1,156,016

		1,156,016
Financial (1.3%)
Discover Financial Services	162,400	2,388,904

ORIX Corp. (Japan)	12,570	855,703

		3,244,607
Forest products and packaging (1.0%)
International Paper Co.	90,100	2,412,878

		2,412,878
Gaming and lottery (0.9%)
Greek Organization of Football Prognostics
(OPAP) SA (Greece)	106,212	2,323,343

		2,323,343
Health-care services (1.2%)
UnitedHealth Group, Inc.	94,900	2,892,552

		2,892,552
Insurance (5.9%)
Allied World Assurance Company Holdings,
Ltd. (Bermuda)	21,900	1,008,933

AXA SA (France)	148,400	3,506,880

ING Groep NV (Netherlands) †	194,335	1,877,164

PartnerRe, Ltd.	18,600	1,388,676

UnumProvident Corp.	48,100	938,912

Zurich Financial Services AG (Switzerland)	27,296	5,931,151

		14,651,716
Investment banking/Brokerage (3.5%)
Bond Street Holdings, LLC Class A F †	36,275	725,500

Gartmore Group, Ltd. 144A (United Kingdom)	277,421	962,047

Goldman Sachs Group, Inc. (The)	42,300	7,141,932

		8,829,479
Machinery (0.5%)
Timken Co.	57,100	1,353,841

		1,353,841
Metals (3.2%)
ArcelorMittal South Africa, Ltd. (South Africa)	43,323	601,719

BHP Billiton, Ltd. (Australia)	28,963	1,109,782

Boliden AB (Sweden)	137,100	1,752,939

Quadra Mining, Ltd. (Canada) †	89,400	1,239,318

116 Putnam VT Global Equity Fund

COMMON STOCKS (97.5%)* cont.	Shares	Value

Metals cont.
Tokyo Steel Manufacturing Co., Ltd. (Japan)	184,700	$2,080,037

Voestalpine AG (Austria)	33,517	1,221,211

		8,005,006
Natural gas utilities (0.2%)
UGI Corp.	23,900	578,141

		578,141
Office equipment and supplies (0.8%)
Canon, Inc. (Japan)	48,700	2,060,898

		2,060,898
Oil and gas (10.6%)
BP PLC (United Kingdom)	159,018	1,539,320

Cairn Energy PLC (United Kingdom) †	159,270	849,566

Marathon Oil Corp.	74,000	2,310,280

Oil States International, Inc. † S	66,000	2,593,140

OMV AG (Austria)	87,500	3,828,688

Petroleo Brasileiro SA ADR (Brazil)	17,100	815,328

Royal Dutch Shell PLC Class A (United Kingdom)	271,000	8,190,606

StatoilHydro ASA (Norway)	258,400	6,444,247

		26,571,175
Pharmaceuticals (9.2%)
Astellas Pharma, Inc. (Japan)	26,400	984,369

AstraZeneca PLC (United Kingdom)	57,274	2,693,637

Eli Lilly & Co. S	119,800	4,278,058

Forest Laboratories, Inc. †	21,400	687,154

Johnson & Johnson	48,900	3,149,649

Pfizer, Inc.	408,203	7,425,213

Roche Holding AG (Switzerland)	22,918	3,896,274

		23,114,354
Publishing (3.1%)
R. R. Donnelley & Sons Co.	277,100	6,171,017

Yellow Pages Income Fund (Unit) (Canada) S	318,579	1,637,484

		7,808,501
Real estate (1.3%)
Hospitality Properties Trust R	60,000	1,422,600

HRPT Properties Trust R	185,356	1,199,253

Japan Retail Fund Investment Corp. (Japan) R	120	537,655

		3,159,508
Regional Bells (0.5%)
Verizon Communications, Inc.	36,700	1,215,871

		1,215,871
Retail (1.3%)
Barnes & Noble, Inc. S	61,700	1,176,619

RadioShack Corp.	104,500	2,037,750

		3,214,369
Semiconductor (0.5%)
Macronix International (Taiwan)	2,143,130	1,218,083

		1,218,083
Shipping (0.8%)
D/S Norden (Denmark)	47,650	1,903,599

		1,903,599
Software (0.5%)
Longtop Financial Technologies Ltd. ADR (China) †	17,800	658,956

Oracle Corp.	28,000	687,120

		1,346,076
Technology services (2.9%)
Computer Sciences Corp. †	22,900	1,317,437

Ingram Micro, Inc. Class A †	336,100	5,864,945

		7,182,382
Telephone (3.2%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	100,400	3,953,270

Qwest Communications International, Inc.	975,600	4,107,276

		8,060,546

COMMON STOCKS (97.5%)* cont.			Shares	Value

Tobacco (3.1%)
Altria Group, Inc. S			112,200	$2,202,486

Philip Morris International, Inc.			113,200	5,455,108

				7,657,594
Total common stocks (cost $233,388,763)				$244,296,725

INVESTMENT COMPANIES (0.2%)*			Shares	Value

iShares MSCI EAFE Index Fund			4,427	$244,813
S&P 500 Index Depository Receipts (SPDR
Trust Series 1)			2,335	260,212

Total investment companies (cost $476,333)				$505,025

U. S. TREASURY OBLIGATIONS (0.1%)*		Principal amount		Value

U.S. Treasury Notes 1 1/4s, November 30, 2010 i			$300,000	$302,223

Total U. S. treasury obligations (cost $302,223)				$302,223

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

First Gulf Bank 144A
(United Arab Emirates)	10/7/10	$0.00001	12,113	$52,930

Total warrants (cost $64,447)				$52,930

SHORT-TERM INVESTMENTS (9.5%)*		Principal amount/shares		Value

Putnam Money Market Liquidity Fund e			6,407,335	$6,407,335

Short-term investments held as collateral
for loaned securities with yields ranging
from zero % to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 d			$16,560,388	16,558,440

U.S. Treasury Bills with effective yields
ranging from 0.35% to 0.36%,
November 18, 2010 ##			429,000	427,482

U.S. Treasury Bills with effective yields
ranging from 0.37% to 0.44%,
April 1, 2010 ##			280,000	279,671

Total short-term investments (cost $23,673,117)				$23,672,928

Total investments (cost $257,904,883)				$268,829,831

Key to holding’s abbreviations

ADR     American Depository Receipts

* Percentages indicated are based on net assets of $250,446,112.

† Non-income-producing security.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at December 31, 2009.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs. On December 31, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security purchased with cash or securities received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at December 31, 2009.

At December 31, 2009, liquid assets totaling $2,214,578 have been segregated to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Putnam VT Global Equity Fund 117

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at December 31, 2009 (as a percentage of Portfolio Value):

United States	52.7%	Italy	1.7%

United Kingdom	7.6	Germany	1.4

Japan	6.6	Australia	1.1

Taiwan	5.1	Netherlands	1.0

Switzerland	4.4	China	0.9

Canada	2.6	Hong Kong	0.8

Norway	2.6	Denmark	0.8

Singapore	2.4	South Africa	0.7

Greece	2.2	Sweden	0.7

Austria	2.0	Other	0.9

France	1.8	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY				Unrealized
at 12/31/09 (aggregate		Aggregrate	Delivery	appreciation/
face value $73,605,241)	Value	face value	date	(depreciation)

Australian Dollar	$16,753,004	$17,197,138	1/20/10	$(444,134)

British Pound	9,960,080	10,243,966	1/20/10	(283,886)

Canadian Dollar	7,713,951	7,691,488	1/20/10	22,463

Euro	16,250,181	16,943,941	1/20/10	(693,760)

Hong Kong Dollar	1,358,169	1,358,867	1/20/10	(698)

Japanese Yen	7,311,913	7,815,838	1/20/10	(503,925)

Norwegian Krone	4,378,299	4,528,825	1/20/10	(150,526)

Swedish Krona	2,150,925	2,213,784	1/20/10	(62,859)

Swiss Franc	5,428,458	5,611,394	1/20/10	(182,936)

Total				$(2,300,261)

FORWARD CURRENCY CONTRACTS TO SELL
at 12/31/09 (aggregate		Aggregrate	Delivery	Unrealized
face value $49,092,251)	Value	face value	date	appreciation

Australian Dollar	$9,639,871	$9,902,512	1/20/10	$262,641

British Pound	4,167,802	4,286,347	1/20/10	118,545

Danish Krone	858,959	903,970	1/20/10	45,011

Euro	7,360,064	7,763,473	1/20/10	403,409

Japanese Yen	2,654,292	2,837,299	1/20/10	183,007

Norwegian Krone	9,658,600	9,988,862	1/20/10	330,262

Singapore Dollar	6,201,926	6,301,117	1/20/10	99,191

Swedish Krona	942,321	980,560	1/20/10	38,239

Swiss Franc	5,930,299	6,128,111	1/20/10	197,812

Total				$1,678,117

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$16,221,621	$11,691,421	$—

Capital goods	7,846,616	6,815,543	—

Communication services	10,367,119	3,953,270	—

Conglomerates	—	5,708,256	—

Consumer cyclicals	15,481,240	7,174,050	—

Consumer staples	10,639,639	—	—

Energy	6,988,588	21,049,262	—

Financial	20,694,463	20,286,983	725,500

Health care	20,511,630	7,574,280	—

Technology	25,656,655	13,949,211	—

Transportation	—	6,768,725	—

Utilities and power	578,141	3,614,512	—

Total common stocks	134,985,712	108,585,513	725,500

Investment companies	505,025	—	—

U.S. treasury obligations	—	302,223	—

Warrants	—	52,930	—

Short-term investments	6,407,335	17,265,593	—

Totals by level	$141,898,072	$126,206,259	$725,500

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(622,144)	$(129,584)

Other financial instruments include forward currency contracts and receivable purchase agreements.

118 Putnam VT Global Equity Fund

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	sales	Level 3	2009

Common stocks:

Financial	$565,308	$—	$(479,126)	$697,976	$(58,658)	$—	$725,500

Total common stocks	$565,308	—	(479,126)	697,976	(58,658)	—	$725,500

Totals:	$565,308	$—	$(479,126)	$697,976	$(58,658)	$—	$725,500

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
	2008 ††	premiums	gain/(loss)	(depreciation) †	sales	Level 3	2009 ††

Other financial instruments:	$(145,285)	$—	$—	$15,701	$—	$—	$(129,584)

† Includes $15,701 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount payable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Equity Fund 119

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value, including $15,939,297
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $251,497,548)	$262,422,496

Affiliated issuers (identified cost $6,407,335) (Note 6)	6,407,335

Foreign currency (cost $24,091) (Note 1)	24,138

Dividends, interest and other receivables	280,159

Foreign tax reclaim	103,724

Receivable for shares of the fund sold	32

Receivable for investments sold	1,327,727

Unrealized appreciation on forward currency contracts (Note 1)	1,700,580

Total assets	272,266,191

Liabilities

Payable to custodian (Note 2)	88,949

Payable for investments purchased	1,466,042

Payable for shares of the fund repurchased	107,341

Payable for compensation of Manager (Note 2)	506,802

Payable for investor servicing fees (Note 2)	3,759

Payable for custodian fees (Note 2)	18,530

Payable for Trustee compensation and expenses (Note 2)	174,770

Payable for administrative services (Note 2)	1,567

Payable for distribution fees (Note 2)	6,849

Unrealized depreciation on forward currency contracts (Note 1)	2,322,724

Payable for receivable purchase agreement (Note 2)	129,584

Interest payable (Note 2)	12,481

Collateral on securities loaned, at value (Note 1)	16,558,440

Collateral on certain derivative contracts, at value (Note 1)	302,223

Other accrued expenses	120,018

Total liabilities	21,820,079

Net assets	$250,446,112

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$566,241,292

Undistributed net investment income (Note 1)	6,183,024

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(332,449,431)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	10,471,227

Total — Representing net assets applicable
to capital shares outstanding	$250,446,112

Computation of net asset value Class IA

Net Assets	$218,068,253

Number of shares outstanding	21,517,946

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$10.13

Computation of net asset value Class IB

Net Assets	$32,377,859

Number of shares outstanding	3,219,990

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$10.06

Statement of operations
Year ended 12/31/09

Investment income

Dividends (net of foreign tax of $456,908)	$7,514,318

Interest (net of foreign tax of $2,763) (including interest income
of $4,396 from investments in affiliated issuers) (Note 6)	13,409

Securities lending	141,674

Total investment income	7,669,401

Expenses

Compensation of Manager (Note 2)	1,813,373

Investor servicing fees (Note 2)	67,295

Custodian fees (Note 2)	48,696

Trustee compensation and expenses (Note 2)	27,054

Administrative services (Note 2)	17,928

Distribution fees — Class IB (Note 2)	73,022

Interest expense (Note 2)	12,481

Other	229,771

Fees waived and reimbursed by Manager (Note 2)	(88,408)

Total expenses	2,201,212

Expense reduction (Note 2)	(12,903)

Net expenses	2,188,309

Net investment income	5,481,092

Net realized loss on investments (Notes 1 and 3)	(41,698,613)

Net increase from payments by affiliates (Note 2)	38,264

Net realized loss on foreign currency transactions (Note 1)	(79,153)

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	269,961

Net unrealized appreciation of investments and receivable
purchase agreements during the year	95,558,084

Net gain on investments	54,088,543

Net increase in net assets resulting from operations	$59,569,635

The accompanying notes are an integral part of these financial statements.

120 Putnam VT Global Equity Fund

Statement of changes in net assets

	Putnam VT
	Global Equity Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$5,481,092	$8,207,454

Net realized loss on investments and
foreign currency transactions	(41,739,502)	(101,840,851)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	95,828,045	(122,973,690)

Net increase (decrease) in net assets
resulting from operations	59,569,635	(216,607,087)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(363,463)	(9,747,291)

Class IB	—	(1,290,757)

Increase in capital from settlement
payments (Note 9)	—	174,570

Decrease from capital share transactions
(Note 4)	(41,044,307)	(83,413,592)

Total increase (decrease) in net assets	18,161,865	(310,884,157)

Net assets:

Beginning of year	232,284,247	543,168,404

End of year (including undistributed net
investment income of $6,183,024 and
$1,146,125, respectively)	$250,446,112	$232,284,247

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Equity Fund 121

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,d,e	Ratio of expenses to average net assets, excluding interest expense (%) b,d,e	Ratio of net investment income (loss) to average net assets (%) d	Portfolio turnover (%)

Putnam VT Global Equity Fund (Class IA)

12/31/09	$7.80	.21	2.14 f	2.35	(.02)	(.02)	—	$10.13	30.16 f	$218,068	.94 g	.93	2.45	102.65

12/31/08	14.61	.25	(6.75)	(6.50)	(.32)	(.32)	.01 h,i	7.80	(45.24)	202,810.88		.88	2.15	99.60

12/31/07	13.68	.18	1.08	1.26	(.33)	(.33)	—	14.61	9.37	472,265.89		.89	1.23	86.29

12/31/06	11.14	.15	2.46	2.61	(.07)	(.07)	—	13.68	23.50	530,379.95		.95	1.26	84.81

12/31/05	10.32	.11 j	.82	.93	(.11)	(.11)	—	11.14	9.09 j	535,688.92		.92	1.08 j	75.73

Putnam VT Global Equity Fund (Class IB)

12/31/09	$7.74	.19	2.13 f	2.32	—	—	—	$10.06	29.97 f	$32,378	1.19 g	1.18	2.20	102.65

12/31/08	14.48	.22	(6.69)	(6.47)	(.28)	(.28)	.01 h,i	7.74	(45.35)	29,474	1.13	1.13	1.90	99.60

12/31/07	13.57	.14	1.07	1.21	(.30)	(.30)	—	14.48	9.02	70,903	1.14	1.14	.99	86.29

12/31/06	11.05	.12	2.44	2.56	(.04)	(.04)	—	13.57	23.22	77,688	1.20	1.20	1.01	84.81

12/31/05	10.24	.09 j	.80	.89	(.08)	(.08)	—	11.05	8.78 j	71,310	1.17	1.17	.82 j	75.73

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.04%

12/31/08	0.05

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.08 per share outstanding as of March 13, 2009. This payment resulted in an increase to total returns of 1.03% for the year ended December 31, 2009.

g Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% of average net assets as of December 31, 2009 (Note 2).

h Reflects a non-recurring reimbursement pursuant to a settlement between The Hartford Financial Services Group and the Attorney Generals of New York State, Illinois and Connecticut, which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008.

i Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the Securities and Exchange Commission (the “SEC”) which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008 (Note 9).

j Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.08% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

122 Putnam VT Global Equity Fund

This page intentionally left blank.

Putnam VT Global Equity Fund 123

Putnam VT Global Health Care Fund*

Investment objective
Capital appreciation

Net asset value December 31, 2009

Class IA: $12.32	Class IB: $12.16

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares†	Class IB shares†

1 year	26.46%	26.00%

5 years	22.48	20.86
Annualized	4.14	3.86

10 years	39.49	36.05
Annualized	3.38	3.13

Life	46.74	43.03
Annualized	3.34	3.12

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

† Class inception date: April 30, 1998.

The S&P 500 Equal Weight Health Care Index comprises the same constituents as the S&P Health Care Index, focusing on large-cap issues in the health-care industry, but is equal weighted instead of market capitalization weighted like the S&P Index. The MSCI World Health Care Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the health care sector. As of January 2, 2009, the fund is pursuing a new global health-care sector investment strategy and has a new global benchmark. The MSCI World Health Care Index replaces the S&P 500 Equal Weight Health Care Index as the benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund. Performance prior to January 2, 2009, may have differed had the fund pursued a global health-care sector investment strategy during such period.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

* Prior to January 2, 2009, this fund was known as Putnam VT Health Sciences Fund.

Report from your fund’s managers

After a precipitous decline early in 2009, U.S. and international stock markets rallied strongly off their March 2009 lows. Health-care stocks, which had posted solid performance to begin the year, lagged during the remaining months of 2009 as investors favored more cyclical, growth-oriented names. Speculation about the outcome of the Obama administration’s efforts to reform the U.S. health-care system created uncertainty about the potential impact the proposed changes would have on health-care companies. This negative overhang acted as a drag on the health-care sector’s performance and generally made investors wary of owning health-care stocks. For the 12 months ended December 31, 2009, Putnam VT Global Health Care Fund’s class IA shares returned 26.46% at net asset value.

The management team bases its investment decisions on fundamental analysis, looking for stocks that offer attractive valuations, while avoiding large macroeconomic bets. Some of the fund’s most attractive opportunities were found within the cardiovascular, biotechnology, and drug distribution industries.

Among individual holdings, Hospira, a medical delivery company, was a standout performer. The company’s restructuring program generated significant cost savings, while limited competition for Eloxatin, a generic colon cancer drug, helped boost earnings. The fund’s position in Genentech, a large biotechnology company, performed well after Roche paid a premium to acquire the remaining shares of Genentech that it did not already own. Shares of Mylan Laboratories, the largest generic drug company in the United States, also aided performance. Speculation that Mylan might benefit from health-care reform, along with solid earnings and a robust product pipeline, helped drive the stock higher. Genentech and Mylan are no longer held in the portfolio.

Among detractors was Genzyme, a biotechnology company. The company’s stock suffered after it experienced problems at its Massachusetts manufacturing facility. This led to delays in the shipment of key drugs, as well as FDA approval of Lumizyme, a treatment for Pompe disease. Another biotechnology company, Amgen, also delivered poor returns due to perceptions that the company’s core franchises are maturing and its new product pipeline appears weak. Finally, Omnicare, which provides drugs to senior citizens, performed poorly due to concerns that health-care reform could result in reduced reimbursement rates.

Looking ahead, management will continue to focus on identifying attractive investment opportunities through in-depth fundamental research, regardless of the overall economic environment. While management is aware of the potential implications of U.S. health-care reform, it will continue to base its investment decisions on bottom-up analysis, as opposed to a top-down, macroeconomic approach. Management believes that many health-care stocks are trading at attractive valuations and that the resolution of the U.S. health-care reform debate will be a positive development for the sector overall.

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow. Current and future portfolio holdings are subject to risk.

124 Putnam VT Global Health Care Fund

Your fund’s managers

Portfolio Manager Kelsey Chen is an Analyst and a Sector Team Leader at Putnam. She joined Putnam in 2000 and has been in the investment industry since 1999.

Portfolio Manager Christopher Stevo is an Analyst at Putnam. A CFA charterholder, he has been in the investment industry since he joined Putnam in 1999.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Global Health Care Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.64	$6.00	$4.33	$5.60

Ending value (after expenses)	$1,166.70	$1,164.80	$1,020.92	$1,019.66

Annualized expense ratio†	0.85%	1.10%	0.85%	1.10%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT Global Health Care Fund 125

The fund’s portfolio 12/31/09

COMMON STOCKS (96.8%)*	Shares	Value

Biotechnology (17.9%)
Amgen, Inc. †	97,500	$5,515,576

Amylin Pharmaceuticals, Inc. †	31,200	442,728

Arqule, Inc. †	32,700	120,663

Auxilium Pharmaceuticals, Inc. † S	73,100	2,191,538

Basilea Pharmaceutical AG (Switzerland) †	21	1,297

BioMarin Pharmaceuticals, Inc. †	37,000	695,970

Dendreon Corp. †	97,500	2,562,300

Facet Biotech Corp. †	85,600	1,504,848

Genzyme Corp. †	121,200	5,940,013

Human Genome Sciences, Inc. † S	51,700	1,582,020

Idenix Pharmaceuticals, Inc. †	73,700	158,455

Momenta Pharmaceuticals, Inc. †	13,900	175,279

OSI Pharmaceuticals, Inc. †	20,500	636,115

United Therapeutics Corp. †	38,800	2,042,820

Vivus, Inc. † S	92,712	852,023

		24,421,645
Electronics (0.5%)
Thermo Fisher Scientific, Inc. †	15,500	739,195

		739,195
Food (0.1%)
Mead Johnson Nutrition Co. Class A	3,100	135,470

		135,470
Health-care services (15.5%)
Aetna, Inc.	43,900	1,391,630

AMERIGROUP Corp. †	32,700	881,592

AmerisourceBergen Corp.	82,700	2,155,989

Cardinal Health, Inc.	54,600	1,760,305

Centene Corp. †	41,049	869,007

Coventry Health Care, Inc. †	25,950	630,327

Laboratory Corp. of America Holdings †	7,400	553,816

LifePoint Hospitals, Inc. † S	60,700	1,973,357

McKesson Corp.	34,800	2,175,000

Omnicare, Inc. S	65,900	1,593,463

Quest Diagnostics, Inc.	12,100	730,599

Sinopharm Group Co. 144A (China)	34,800	122,448

Suzuken Co., Ltd. (Japan)	34,400	1,127,637

UnitedHealth Group, Inc.	29,400	896,112

Universal Health Services, Inc. Class B	33,800	1,030,900

WellPoint, Inc. †	57,800	3,369,162

		21,261,344
Medical technology (24.9%)
Baxter International, Inc.	87,100	5,111,029

Becton, Dickinson and Co.	25,200	1,987,273

Boston Scientific Corp. †	243,800	2,194,200

China Medical Technologies, Inc. ADR (China) S	25,800	362,490

Covidien PLC (Ireland)	87,200	4,176,008

Edwards Lifesciences Corp. †	10,365	900,200

Grifols SA (Spain)	57,278	997,301

Hospira, Inc. †	45,600	2,325,600

Life Technologies Corp. † S	30,400	1,587,792

Medtronic, Inc.	139,500	6,135,211

Millipore Corp. †	11,900	860,965

Patterson Cos., Inc. †	45,500	1,273,090

Sirona Dental Systems, Inc. †	20,200	641,149

St. Jude Medical, Inc. †	78,500	2,887,230

Stryker Corp.	7,900	397,923

Synthes, Inc.	7	916

COMMON STOCKS (96.8%)* cont.	Shares	Value

Medical technology cont.
West Pharmaceutical Services, Inc.	21,400	$838,880

Zimmer Holdings, Inc. †	24,700	1,460,017

		34,137,274
Pharmaceuticals (36.7%)
Abbott Laboratories	131,000	7,072,690

Astellas Pharma, Inc. (Japan)	37,000	1,379,608

Bayer AG (Germany)	11,075	884,461

Cephalon, Inc. †	35,000	2,184,350

Eli Lilly & Co.	19,000	678,490

GlaxoSmithKline PLC (United Kingdom)	207,735	4,404,569

Johnson & Johnson	90,300	5,816,224

Novartis AG (Switzerland)	99,035	5,392,260

Ono Pharmaceutical Co., Ltd. (Japan)	13,900	594,524

Pfizer, Inc.	548,015	9,968,394

Roche Holding AG (Switzerland)	42,413	7,210,607

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	82,406	4,629,569

		50,215,746
Retail (1.2%)
CVS Caremark Corp.	52,100	1,678,141

		1,678,141
Total common stocks (cost $111,057,646)		$132,588,815

SHORT-TERM INVESTMENTS (8.7%)*	Principal amount/shares	Value

Short-term investments held as collateral
for loaned securities with yields ranging
from zero % to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 d	$8,143,104	$8,142,085

Putnam Money Market Liquidity Fund e	3,288,296	3,288,296

U.S. Treasury Bills for effective yields
ranging from 0.33% to 0.35%,
November 18, 2010 ##	450,000	448,407

U.S. Treasury Bills for an effective yield
of 0.42%, April 1, 2010 ##	110,000	109,871

Total short-term investments (cost $11,988,860)		$11,988,659

Total investments (cost $123,046,506)		$144,577,474

* Percentages indicated are based on net assets of $137,021,610.

† Non-income-producing security.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at December 31, 2009.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

S Securities on loan, in part or in entirety, at December 31, 2009.

At December 31, 2009, liquid assets totaling $606,621 have been segregated to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

126 Putnam VT Global Health Care Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at December 31, 2009 (as a percentage of Portfolio Value):

United States	77.1%	Japan	2.3%

Switzerland	9.2	Spain	0.7

Israel	3.4	Germany	0.6

United Kingdom	3.2	China	0.4

Ireland	3.1	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY
at 12/31/09 (aggregate		Aggregate	Delivery	Unrealized
face value $14,317,741)	Value	face value	date	depreciation

Australian Dollar	$1,616,711	$1,660,984	1/20/10	$(44,273)

British Pound	3,254,125	3,346,542	1/20/10	(92,417)

Danish Krone	1,804,471	1,899,028	1/20/10	(94,557)

Euro	3,864,663	4,076,020	1/20/10	(211,357)

Japanese Yen	1,850,579	1,977,344	1/20/10	(126,765)

Swiss Franc	1,313,926	1,357,823	1/20/10	(43,897)

Total				$(613,266)

ASC 820, Fair Value Measurements and Disclosures, establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer staples	$1,813,611	$—	$—

Health care	107,920,381	22,115,628	—

Technology	739,195	—	—

Total common stocks	110,473,187	22,115,628	—

Short-term investments	3,288,296	8,700,363	—

Totals by level	$113,761,483	$30,815,991	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(613,266)	$—

Other financial instruments include forward currency contracts.

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Health Care Fund 127

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value, including $7,906,541
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $119,758,210)	$141,289,178

Affiliated issuers (identified cost $3,288,296) (Note 6)	3,288,296

Dividends, interest and other receivables	120,657

Foreign tax reclaim	130,713

Receivable for shares of the fund sold	14,916

Receivable for investments sold	1,879,952

Total assets	146,723,712

Liabilities

Payable to custodian (Note 2)	14,716

Payable for investments purchased	466,046

Payable for shares of the fund repurchased	69,745

Payable for compensation of Manager (Note 2)	238,070

Payable for investor servicing fees (Note 2)	3,053

Payable for custodian fees (Note 2)	5,225

Payable for Trustee compensation and expenses (Note 2)	69,814

Payable for administrative services (Note 2)	839

Payable for distribution fees (Note 2)	17,614

Payable for auditing fees	29,650

Unrealized depreciation on forward currency contracts (Note 1)	613,266

Collateral on securities loaned, at value (Note 1)	8,142,085

Other accrued expenses	31,979

Total liabilities	9,702,102

Net assets	$137,021,610

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$118,160,864

Undistributed net investment income (Note 1)	3,033,333

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(5,100,802)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	20,928,215

Total — Representing net assets applicable
to capital shares outstanding	$137,021,610

Computation of net asset value Class IA

Net Assets	$54,163,459

Number of shares outstanding	4,396,158

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.32

Computation of net asset value Class IB

Net Assets	$82,858,151

Number of shares outstanding	6,811,203

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.16

Statement of operations
Year ended 12/31/09

Investment Income

Dividends (net of foreign tax of $68,632)	$1,874,962

Interest (including interest income of $10,626 from investments
in affiliated issuers) (Note 6)	40,246

Securities lending	17,440

Total investment income	1,932,648

Expenses

Compensation of Manager (Note 2)	903,939

Investor servicing fees (Note 2)	38,535

Custodian fees (Note 2)	10,864

Trustee compensation and expenses (Note 2)	21,007

Administrative services (Note 2)	14,360

Distribution fees — Class IB (Note 2)	195,366

Other	129,195

Total expenses	1,313,266

Expense reduction (Note 2)	(7,660)

Net expenses	1,305,606

Net investment income	627,042

Net realized loss on investments (Notes 1 and 3)	(824,950)

Net realized gain on foreign currency transactions (Note 1)	1,016,094

Net realized gain on written options (Notes 1 and 3)	9,162

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	825,071

Net unrealized appreciation of investments during the year	28,187,379

Net gain on investments	29,212,756

Net increase in net assets resulting from operations	$29,839,798

The accompanying notes are an integral part of these financial statements.

128 Putnam VT Global Health Care Fund

Statement of changes in net assets

	Putnam VT
	Global Health Care Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets:

Operations:

Net investment income	$627,042	$566,868

Net realized gain on investments and
foreign currency transactions	200,306	15,720,584

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	29,012,450	(45,868,802)

Net increase (decrease) in net assets
resulting from operations	29,839,798	(29,581,350)

Distributions to shareholders (Note 1):

From net realized long-term gain on
investments

Class IA	(5,885,733)	(636,470)

Class IB	(9,125,818)	(939,529)

Decrease from capital share transactions
(Note 4)	(9,852,566)	(36,893,328)

Total increase (decrease) in net assets	4,975,681	(68,050,677)

Net Assets:

Beginning of year	132,045,929	200,096,606

End of year (including undistributed net
investment income of $3,033,333 and
$1,425,911, respectively)	$137,021,610	$132,045,929

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Health Care Fund 129

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net asset (%) b,c,e	Ratio of net investment income (loss) to average net assets (%) b	Portfolio turnover (%)

Putnam VT Global Health Care Fund (Class IA)

12/31/09	$11.11	.07	2.46	2.53	—	(1.32)	(1.32)	$12.32	26.46	$54,163.87		.64	33.21

12/31/08	13.49	.06	(2.33)	(2.27)	—	(.11)	(.11)	11.11	(16.90)	52,520.83		.49	19.11

12/31/07	13.69	.13 f	(.18)	(.05)	(.15)	—	(.15)	13.49	(.36)	81,384.81		.95 f	16.03

12/31/06	13.35	.04	.37	.41	(.07)	—	(.07)	13.69	3.06	117,118.85		.30	22.40

12/31/05	11.80	.05 g	1.54	1.59	(.04)	—	(.04)	13.35	13.50	160,324.81		.43 g	30.98

Putnam VT Global Health Care Fund (Class IB)

12/31/09	$11.02	.04	2.42	2.46	—	(1.32)	(1.32)	$12.16	26.00	$82,858	1.12	.39	33.21

12/31/08	13.40	.03	(2.30)	(2.27)	—	(.11)	(.11)	11.02	(17.01)	79,525	1.08	.24	19.11

12/31/07	13.60	.10 f	(.19)	(.09)	(.11)	—	(.11)	13.40	(.67)	118,713	1.06	.69 f	16.03

12/31/06	13.27	.01	.36	.37	(.04)	—	(.04)	13.60	2.79	153,542	1.10	.05	22.40

12/31/05	11.73	.02 g	1.53	1.55	(.01)	—	(.01)	13.27	13.20	189,476	1.06	.17 g	30.98

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets

12/31/08	0.03%

12/31/07	0.02

12/31/06	<0.01

12/31/05	<0.01

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

f Net investment income (loss) per share and ratio of net investment income (loss) for the fund’s class IA and class IB shares reflect a special dividend received by the fund, which amounted to $0.08 per share and 0.60% as a percentage of average net assets for the period ended December 31, 2007.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

130 Putnam VT Global Health Care Fund

This page intentionally left blank.

Putnam VT Global Health Care Fund 131

Putnam VT Global Utilities Fund*

Investment objective

Capital growth and current income

Net asset value December 31, 2009

Class IA: $13.44	Class IB: $13.41

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares†	Class IB shares‡

1 year	7.66%	7.36%

5 years	25.09	23.45
Annualized	4.58	4.30

10 years	32.97	29.84
Annualized	2.89	2.65

Life	230.77	219.63
Annualized	7.01	6.80

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

† Class inception date: May 4, 1992.

‡ Class inception date: April 30, 1998.

The S&P 500 Utilities Index is an unmanaged index of common stocks issued by utility companies. MSCI World Utilities Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the utilities sector. As of January 2, 2009, the fund is pursuing a new global utilities sector investment strategy and has a new global benchmark. The MSCI World Utilities Index replaces the S&P Utilities Index as the benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund. Performance prior to January 2, 2009, may have differed had the fund pursued a global utilities sector investment strategy during such period.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s manager

The fund’s fiscal year began amid a weak economy and a severe lack of investor confidence following the September 2008 collapse of Lehman Brothers and the ensuing financial crisis. Against this backdrop, utilities stocks’ reputation for high dividend yields and relative stability helped them outperform the broader market during the early part of 2009. However, in February 2009, two utilities slashed their dividend payments, which damaged the perception of safety and security that has historically benefited the utilities sector. After the federal government introduced a number of initiatives designed to restore liquidity to the financial system, U.S. and international stock markets rallied strongly from their March 2009 lows, but utilities stocks continued to underperform the broader market. For the 12-month period ended December 31, 2009, Putnam VT Global Utilities Fund’s class IA shares returned 7.66% at net asset value.

U.S. utilities struggled as the global recession, along with mild summer weather in North America, led to depressed demand and weak prices for both electric power and natural gas. Merchant generators and regulated utilities both experienced price and volume declines. Utilities responded by cutting costs, slashing capital expenditures, and requesting rate increases.

In Europe, the global financial crisis led to reduced prices for oil, gas, and power. This came at a time when many utilities were in the midst of large capital-intensive building projects. The combination of lower revenues and high capital costs damaged company balance sheets and led to lower stock prices. Asian utilities held up well during the early part of the period, but have lagged in recent months as investors began to favor more cyclical sectors, particularly in Japan.

Two of the fund’s strongest performers were CMS Energy, a Michigan electric and natural gas utility, and NV Energy, which provides electricity to customers in Nevada. Both companies benefited from an improved regulatory environment in the states where they operate. AES Corporation, a global power generator and distributor that operates in 29 countries, was another standout performer. The company benefited from a strengthening economy, particularly in its emerging-markets subsidiaries.

Detracting from the fund’s returns were two holdings in Japan —Tokyo Gas and Tokyo Electric Power. These stocks suffered after a renewed appetite for risk led investors to shift out of the defensive utilities sector and into more cyclical global sectors. A struggling Japanese economy compounded the challenges for these stocks.

Looking ahead, the sector’s fundamentals remain sound, and management is cautiously optimistic. Valuations in the sector have been held back by concerns over additional dividend cuts. Management expects the Obama administration will eventually tackle the issue of reducing carbon emissions, and for this reason, the fund favors companies with nuclear-power-generating capabilities and those that offer clean-energy technologies.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and  expenses. Current and future portfolio holdings are subject to risk.

* Prior to January 2, 2009, this fund was known as Putnam VT Utilities Growth and Income Fund.

132 Putnam VT Global Utilities Fund

Your fund’s manager

Portfolio Manager Michael Yogg is an Analyst and a Sector Team Leader at Putnam. A CFA charter-holder, he joined Putnam in 1997 and has been in the investment industry since 1978.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Reflects equity holdings and cash only. Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Global Utilities Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.47	$5.81	$4.23	$5.50

Ending value (after expenses)	$1,137.10	$1,135.50	$1,021.02	$1,019.76

Annualized expense ratio†	0.83%	1.08%	0.83%	1.08%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT Global Utilities Fund 133

The fund’s portfolio 12/31/09

COMMON STOCKS (99.0%)*	Shares	Value

Cable television (0.5%)
Jupiter Telecommunications Co., Ltd. (Japan)	979	$970,904

		970,904
Chemicals (0.6%)
Yingde Gases Group Co. (China) †	893,500	914,387

Yingde Gases Group Co. 144A (China)	85,000	86,987

		1,001,374
Electric utilities (67.8%)
AGL Energy, Ltd. (Australia)	151,442	1,906,156

Alliant Energy Corp.	80,858	2,446,763

Ameren Corp.	55,428	1,549,213

American Electric Power Co., Inc.	147,194	5,120,879

CMS Energy Corp. S	342,567	5,364,599

Constellation Energy Group, Inc.	31,900	1,121,923

Dominion Resources, Inc. S	46,246	1,799,894

Duke Energy Corp.	174,226	2,998,429

E.ON AG (Germany)	346,214	14,442,033

EDF (France)	70,133	4,169,945

Edison International	122,815	4,271,506

Endesa SA (Spain)	112,332	3,836,823

Entergy Corp.	66,014	5,402,586

Exelon Corp.	136,515	6,671,488

Fortum OYJ (Finland)	113,837	3,081,487

Great Plains Energy, Inc.	160,200	3,106,278

Hong Kong Electric Holdings, Ltd. (Hong Kong)	216,000	1,173,677

Iberdrola SA (Spain) S	731,303	6,956,017

ITC Holdings Corp.	25,500	1,328,295

Kansai Electric Power, Inc. (Japan)	112,000	2,527,164

Kyushu Electric Power Co., Inc. (Japan)	100,000	2,058,653

Northeast Utilities	64,704	1,668,716

NV Energy, Inc.	341,258	4,224,774

Pepco Holdings, Inc.	90,900	1,531,665

PG&E Corp. S	184,179	8,223,592

Pinnacle West Capital Corp.	48,900	1,788,762

Public Service Enterprise Group, Inc.	65,596	2,181,067

RWE AG (Germany)	81,873	7,949,837

Southern Co. (The)	10,800	359,856

Terna SPA (Italy)	458,523	1,971,346

Tokyo Electric Power Co. (Japan)	307,200	7,708,036

Westar Energy, Inc.	70,800	1,537,776

Wisconsin Energy Corp.	45,304	2,257,498

		122,736,733
Energy (other) (0.5%)
First Solar, Inc. † S	6,800	920,720

		920,720
Manufacturing (0.8%)
General Cable Corp. †	46,400	1,365,088

		1,365,088
Natural gas utilities (21.4%)
Centrica PLC (United Kingdom)	1,964,960	8,882,661

Gaz de France SA (France) S	275,757	11,953,778

Sempra Energy S	72,537	4,060,621

Snam Rete Gas SpA (Italy)	1,067,328	5,303,241

Tokyo Gas Co., Ltd. (Japan)	1,813,000	7,234,804

UGI Corp.	58,000	1,403,020

		38,838,125

COMMON STOCKS (99.0%)* cont.	Shares	Value

Power producers (4.8%)
AES Corp. (The) †	245,607	$3,269,029

Cheung Kong Infrastructure Holdings, Ltd.
(Hong Kong)	647,000	2,455,800

China Longyuan Power Group Corp. 144A (China)	200,000	258,970

International Power PLC (United Kingdom)	564,235	2,794,320

		8,778,119
Telecommunications (1.1%)
Hutchison Telecommunications Hong Kong
Holdings, Ltd. (Hong Kong)	6,348,000	1,077,701

Indosat Tbk PT (Indonesia)	1,673,000	841,050

		1,918,751
Transportation services (1.0%)
Deutsche Post AG (Germany)	94,355	1,814,049

		1,814,049
Water Utilities (0.5%)
American Water Works Co., Inc.	41,112	921,344

		921,344
Total common stocks (cost $145,780,899)		$179,265,207

CONVERTIBLE PREFERRED STOCKS (0.4%)*	Shares	Value

Great Plains Energy, Inc. $6.00 cv. pfd.	11,257	$749,266

Total convertible preferred stocks (cost $708,773)		$749,266

SHORT-TERM INVESTMENTS (12.8%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	1,034,551	$1,034,551

Short-term investments held as collateral
for loaned securities with yields ranging
from zero% to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 d	$21,990,579	21,989,055

U.S. Treasury Bills with an effective yield
of 0.36%, November 18, 2010 ##	250,000	249,115

Total short-term investments (cost $23,272,816)		$23,272,721

Total investments (cost $169,762,488)		$203,287,194

* Percentages indicated are based on net assets of $181,142,032.

† Non-income-producing security.

## This security in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at December 31, 2009.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

S Securities on loan, in part or in entirety, at December 31, 2009.

At December 31, 2009, liquid assets totaling $647,899 have been segregated to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at December 31, 2009 (as a percentage of Portfolio Value):

United States	43.4%	Hong Kong	2.6%

Germany	13.4	Finland	1.7

Japan	11.3	Australia	1.1

France	8.9	China	0.7

United Kingdom	6.4	Indonesia	0.5

Spain	6.0	Total	100.0%

Italy	4.0

134 Putnam VT Global Utilities Fund

FORWARD CURRENCY CONTRACTS TO BUY				Unrealized
at 12/31/09 (aggregate		Aggregate	Delivery	appreciation/
face value $21,120,109)	Value	face value	date	(depreciation)

Australian Dollar	$379,501	$389,892	1/20/10	$(10,391)

British Pound	5,159,235	5,276,863	1/20/10	(117,628)

Canadian Dollar	1,993,455	1,988,215	1/20/10	5,240

Euro	9,655,429	10,185,026	1/20/10	(529,597)

Hong Kong Dollar	1,433,864	1,434,598	1/20/10	(734)

Japanese Yen	1,726,636	1,845,515	1/20/10	(118,879)

Total				$(771,989)

FORWARD CURRENCY CONTRACTS TO SELL
at 12/31/09 (aggregate		Aggregate	Delivery	Unrealized
face value $11,684,075)	Value	face value	date	appreciation

Australian Dollar	$711,350	$730,242	1/20/10	$18,892

British Pound	1,086,810	1,117,745	1/20/10	30,935

Euro	7,567,041	7,919,445	1/20/10	352,404

Hong Kong Dollar	1,416,604	1,417,292	1/20/10	688

Japanese Yen	467,096	499,351	1/20/10	32,255

Total				$435,174

ASC 820, Fair Value Measurements and Disclosures, establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$—	$1,001,374	$—

Capital goods	1,365,088	—	—

Communication services	—	2,889,655	—

Energy	920,720	—	—

Transportation	—	1,814,049	—

Utilities and power	74,609,573	96,664,748	—

Total common stocks	76,895,381	102,369,826	—

Convertible preferred stocks	—	749,266	—

Short-term investments	1,034,551	22,238,170	—

Totals by level	$77,929,932	$125,357,262	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(336,815)	$—

Other financial instruments include forward currency contracts.

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Utilities Fund 135

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value, including $21,191,846
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $168,727,937)	$202,252,643

Affiliated issuers (identified cost $1,034,551) (Note 6)	1,034,551

Cash	40

Foreign currency (cost $32,960) (Note 1)	32,861

Dividends, interest and other receivables	271,902

Receivable for investments sold	513,100

Unrealized appreciation on forward currency contracts (Note 1)	440,415

Total assets	204,545,512

Liabilities

Payable for shares of the fund repurchased	126,845

Payable for compensation of Manager (Note 2)	316,109

Payable for investor servicing fees (Note 2)	4,482

Payable for custodian fees (Note 2)	11,522

Payable for Trustee compensation and expenses (Note 2)	116,314

Payable for administrative services (Note 2)	1,123

Payable for distribution fees (Note 2)	6,072

Unrealized depreciation on forward currency contracts (Note 1)	777,230

Collateral on securities loaned, at value (Note 1)	21,989,055

Other accrued expenses	54,728

Total liabilities	23,403,480

Net assets	$181,142,032

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$143,723,810

Undistributed net investment income (Note 1)	7,118,974

Distributions in excess of gains on investments and foreign
currency transactions (Note 1)	(2,885,769)

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	33,185,017

Total — Representing net assets applicable to
capital shares outstanding	$181,142,032

Computation of net asset value Class IA

Net Assets	$152,608,233

Number of shares outstanding	11,354,408

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$13.44

Computation of net asset value Class IB

Net Assets	$28,533,799

Number of shares outstanding	2,127,276

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$13.41

Statement of operations
Year ended 12/31/09

Investment income

Dividends (net of foreign tax of $365,594)	$7,266,892

Interest (including interest income of $4,025 from
investments in affiliated issuers) (Note 6)	23,917

Securities lending	144,556

Total investment income	7,435,365

Expenses

Compensation of Manager (Note 2)	1,228,264

Investor servicing fees (Note 2)	52,797

Custodian fees (Note 2)	25,991

Trustee compensation and expenses (Note 2)	24,062

Administrative services (Note 2)	16,123

Distribution fees — Class IB (Note 2)	69,430

Other	150,805

Fees waived and reimbursed by Manager (Note 2)	(31,916)

Total expenses	1,535,556

Expense reduction (Note 2)	(19,141)

Net expenses	1,516,415

Net investment income	5,918,950

Net realized loss on investments (Notes 1 and 3)	(2,618,940)

Net realized gain on foreign currency transactions (Note 1)	1,385,661

Net unrealized depreciation of assets and liabilities in foreign
currencies during the year	(345,152)

Net unrealized appreciation of investments during the year	5,746,905

Net gain on investments	4,168,474
Net increase in net assets resulting from operations	$10,087,424

The accompanying notes are an integral part of these financial statements.

136 Putnam VT Global Utilities Fund

Statement of changes in net assets

	Putnam VT
	Global Utilities Fund
	Year ended	Year ended
	12/31/09	12/31/08

Decrease in net assets

Operations:

Net investment income	$5,918,950	$7,989,201

Net realized gain (loss) on investments
and foreign currency transactions	(1,233,279)	14,472,558

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	5,401,753	(127,572,565)

Net increase (decrease) in net assets
resulting from operations	10,087,424	(105,110,806)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(6,737,984)	(6,375,855)

Class IB	(1,151,811)	(1,077,784)

From net realized long-term gain on
investments

Class IA	(10,140,778)	—

Class IB	(1,912,602)	—

Decrease from capital share transactions
(Note 4)	(17,055,582)	(60,699,606)

Total decrease in net assets	(26,911,333)	(173,264,051)

Net assets:

Beginning of year	208,053,365	381,317,416

End of year (including undistributed net
investment income of $7,118,974 and
$7,790,634, respectively)	$181,142,032	$208,053,365

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Utilities Fund 137

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) c,d,e	Ratio of net investment income (loss) to average net assets (%) d	Portfolio turnover (%)

Putnam VT Global Utilities Fund (Class IA)

12/31/09	$14.31	.42	.21	.63	(.60)	(.90)	(1.50)	$13.44	7.66	$152,608.84		3.41	55.11

12/31/08	21.03	.49	(6.77)	(6.28)	(.44)	—	(.44)	14.31	(30.33)	175,735.81		2.73	49.80

12/31/07	17.83	.38	3.19	3.57	(.37)	—	(.37)	21.03	20.25	320,375.80		1.94	39.76

12/31/06	14.47	.34	3.50	3.84	(.48)	—	(.48)	17.83	27.40	320,261.84		2.20	65.65

12/31/05	13.59	.36 f	.82	1.18	(.30)	—	(.30)	14.47	8.87 f	320,176.84		2.54 f	37.69

Putnam VT Global Utilities Fund (Class IB)

12/31/09	$14.25	.39	.21	.60	(.54)	(.90)	(1.44)	$13.41	7.36	$28,534	1.09	3.17	55.11

12/31/08	20.93	.44	(6.74)	(6.30)	(.38)	—	(.38)	14.25	(30.49)	32,319	1.06	2.48	49.80

12/31/07	17.75	.33	3.17	3.50	(.32)	—	(.32)	20.93	19.94	60,942	1.05	1.69	39.76

12/31/06	14.41	.30	3.48	3.78	(.44)	—	(.44)	17.75	27.03	62,641	1.09	1.95	65.65

12/31/05	13.54	.32 f	.82	1.14	(.27)	—	(.27)	14.41	8.58 f	59,243	1.09	2.28 f	37.69

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.02%

12/31/08	0.01

12/31/07	0.01

12/31/06	0.03

12/31/05	<0.01

e Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

138 Putnam VT Global Utilities Fund

This page intentionally left blank.

Putnam VT Global Utilities Fund 139

Putnam VT Growth and Income Fund

Investment objective

Capital growth and current income

Net asset value December 31, 2009

Class IA: $14.46	Class IB: $14.40

Performance summary

Total return at net asset value
(as of 12/31/09)‡**	Class IA shares*	Class IB shares†

1 year	30.16%	29.81%

5 years	–7.66	–8.80
Annualized	–1.58	–1.83

10 years	8.18	5.65
Annualized	0.79	0.55

Life	483.64	460.41
Annualized	8.38	8.18

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 6, 1998.

‡ Performance benefited from receipt of an Enron Class Action Settlement pertaining to investments made prior to 2002.

**Recent performance benefited from receipt of a Tyco International, Ltd.

Class Action Settlement pertaining to investments made prior to 2003.

The Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s manager

The past year was a volatile one for equity investors. Between January and March 2009, most major stock market indexes were down roughly 25%. During this time, fund management sought to minimize losses through careful stock picking — a strategy that succeeded in helping the fund bounce back faster than the overall market when the environment turned positive. For the 12 months ended December 31, 2009, Putnam VT Growth and Income Fund’s class IA shares returned 30.16% at net asset value.

On a sector level, technology and consumer cyclicals were the two biggest contributors to performance, and both represented sizable positions for the fund. On the negative side, the capital goods sector was the only market segment that detracted from fund returns.

Turning to specific securities, Goldman Sachs is an example of a company in the financials sector that navigated the global turmoil better than the competition. Goldman was ultimately unable to avoid the financial crisis, but exited the turmoil better than most, repaying its government loan in June 2009, and was the top contributor to the fund’s performance. Also in financials, management bought Bank of America on dips during the year. The company’s setbacks were frequent and well publicized, but given the unlikelihood of bankruptcy, the company’s stock held tremendous potential for a rebound — a view that ultimately paid off. Outside of the financials sector, Wyndham Worldwide is a hotelier that surprised investors with the resilience of its business. And insurer Aflac delivered strong performance after investors realized certain hybrid securities it owned would not hinder the company’s profitability. Both positions helped fund performance.

Stocks that detracted from returns included insurer ACE Ltd. ACE followed the market to the bottom in March on concerns over its loss reserves and deteriorating profitability, but recovered from those lows as investors bet on market share gains resulting from the breakup of AIG. Amgen, and large biotech firms in general, underperformed the market in 2009 due to their defensive nature and the additional pressure the sector faces from pending health-care reform. Genzyme, another biotech firm, was plagued by manufacturing contamination issues at its Allston, Massachusetts, facility, which caused delays in the shipment of two key products, and postponed the expected FDA approval of a third.

The fund benefited during the period as result of a court-ordered settlement distribution made to eligible holders of Tyco International Ltd. common stock. The fund received $9,269,483 in March 2009.

Management remains cautiously optimistic on 2010 and the potential for a continuation of 2009’s pro-cyclical themes in the market. While valuation may continue to be a useful stock-picking metric, growth will likely become increasingly important given the narrower range of stock valuations in the market as a whole. Management believes the lower-quality stocks that led the rally in 2009 are unlikely to continue to outperform, and that investors may begin to shift their focus on higher-quality, attractively valued companies. Against that backdrop, management plans to continue to build the portfolio through concentrating on company fundamentals and bottom-up stock selection.

Consider these risks before investing: Value investing seeks under-priced stocks, but there is no guarantee that a stock’s price will rise. Current and future portfolio holdings are subject to risk.

140 Putnam VT Growth and Income Fund

Your fund’s manager

Portfolio Manager Robert Ewing is Head of U.S. Large Cap Equities at Putnam. A CFA charterholder, he joined Putnam in 2008 and has been in the investment industry since 1990.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Growth and Income Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$3.71	$5.12	$3.36	$4.63

Ending value (after expenses)	$1,231.70	$1,230.80	$1,021.88	$1,020.62

Annualized expense ratio†	0.66%	0.91%	0.66%	0.91%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT Growth and Income Fund 141

The fund’s portfolio 12/31/09

COMMON STOCKS (97.2%)*	Shares	Value

Aerospace and defense (2.8%)
Goodrich Corp. S	94,800	$6,090,900

L-3 Communications Holdings, Inc.	44,000	3,825,800

Lockheed Martin Corp.	58,900	4,438,115

Raytheon Co. S	279,200	14,384,384

United Technologies Corp. S	189,100	13,125,431

		41,864,630
Airlines (0.3%)
UAL Corp. †	373,100	4,816,721

		4,816,721
Automotive (0.2%)
Ford Motor Co. † S	324,365	3,243,650

		3,243,650
Banking (9.3%)
Bank of America Corp.	1,708,452	25,729,287

Bank of New York Mellon Corp. (The)	472,200	13,207,434

JPMorgan Chase & Co.	929,558	38,734,682

PNC Financial Services Group, Inc. S	129,000	6,809,910

State Street Corp. S	336,800	14,664,272

SunTrust Banks, Inc. S	330,500	6,705,845

U.S. Bancorp S	287,900	6,480,629

Wells Fargo & Co.	943,420	25,462,906

		137,794,965
Beverage (0.8%)
Coca-Cola Co. (The)	71,000	4,047,000

Coca-Cola Enterprises, Inc.	394,600	8,365,520

		12,412,520
Biotechnology (1.2%)
Amgen, Inc. †	222,300	12,575,511

Genzyme Corp. †	95,100	4,660,851

		17,236,362
Broadcasting (0.4%)
CBS Corp. Class B S	304,747	4,281,695

Liberty Media Corp. - Entertainment †	20,830	961,305

		5,243,000
Building materials (0.4%)
Masco Corp. S	206,200	2,847,622

Owens Corning, Inc. †	144,700	3,710,108

		6,557,730
Cable television (3.3%)
Comcast Corp. Class A	639,600	10,783,656

DIRECTV Class A †	513,235	17,116,387

DISH Network Corp. Class A	473,800	9,840,826

Time Warner Cable, Inc.	275,848	11,417,349

		49,158,218
Chemicals (2.0%)
Dow Chemical Co. (The)	551,600	15,240,708

E.I. du Pont de Nemours & Co.	420,700	14,164,969

		29,405,677
Combined utilities (0.3%)
El Paso Corp.	469,100	4,611,253

		4,611,253
Commercial and consumer services (0.4%)
AerCap Holdings NV (Netherlands) †	178,800	1,619,928

Alliance Data Systems Corp. † S	72,300	4,669,857

		6,289,785
Communications equipment (2.2%)
Cisco Systems, Inc. †	562,400	13,463,856

Motorola, Inc.	1,290,500	10,014,280

Nokia Corp. ADR (Finland) S	245,200	3,150,820

Qualcomm, Inc.	118,600	5,486,436

		32,115,392

COMMON STOCKS (97.2%)* cont.	Shares	Value

Computers (2.6%)
Apple, Inc. †	16,900	$3,563,534

EMC Corp. †	518,300	9,054,701

Hewlett-Packard Co.	197,110	10,153,136

IBM Corp.	90,800	11,885,720

Lexmark International, Inc. Class A † S	132,300	3,437,154

		38,094,245
Conglomerates (2.8%)
3M Co. S	37,715	3,117,899

General Electric Co.	1,648,570	24,942,864

Honeywell International, Inc.	125,100	4,903,920

SPX Corp.	52,600	2,877,220

Tyco International, Ltd.	169,475	6,046,868

		41,888,771
Construction (0.2%)
Chicago Bridge & Iron Co., NV (Netherlands) †	148,300	2,998,626

		2,998,626
Consumer finance (0.5%)
American Express Co. S	107,500	4,355,900

Capital One Financial Corp.	81,200	3,113,208

		7,469,108
Consumer goods (1.5%)
Energizer Holdings, Inc. †	23,800	1,458,464

Estee Lauder Cos., Inc. (The) Class A S	63,540	3,072,794

Kimberly-Clark Corp.	34,400	2,191,624

Newell Rubbermaid, Inc. S	189,500	2,844,395

Procter & Gamble Co. (The)	200,900	12,180,567

		21,747,844
Electric utilities (4.1%)
Ameren Corp. S	142,900	3,994,055

American Electric Power Co., Inc.	281,141	9,780,895

Edison International	315,100	10,959,178

Entergy Corp.	80,822	6,614,472

Exelon Corp.	112,927	5,518,742

Great Plains Energy, Inc.	228,500	4,430,615

NV Energy, Inc.	372,300	4,609,074

PG&E Corp.	326,600	14,582,690

		60,489,721
Electrical equipment (0.6%)
Emerson Electric Co.	216,000	9,201,600

		9,201,600
Electronics (1.3%)
Integrated Device Technology, Inc. †	415,321	2,687,127

Micron Technology, Inc. † S	454,600	4,800,576

Texas Instruments, Inc.	427,500	11,140,650

		18,628,353
Energy (oil field) (2.1%)
Halliburton Co.	392,300	11,804,307

Schlumberger, Ltd.	125,100	8,142,759

Transocean, Ltd. (Switzerland) †	76,800	6,359,040

Weatherford International, Ltd. (Switzerland) †	303,122	5,428,915

		31,735,021
Engineering and construction (0.4%)
Fluor Corp.	115,100	5,184,104

		5,184,104
Food (1.9%)
Campbell Soup Co.	67,700	2,288,260

Dean Foods Co. † S	125,700	2,267,628

General Mills, Inc. S	92,300	6,535,763

Kellogg Co.	89,000	4,734,800

Kraft Foods, Inc. Class A	403,013	10,953,893

Mead Johnson Nutrition Co. Class A	34,200	1,494,540

		28,274,884

142 Putnam VT Growth and Income Fund

COMMON STOCKS (97.2%)* cont.	Shares	Value

Health-care services (1.7%)
Aetna, Inc. S	213,100	$6,755,270

AmerisourceBergen Corp.	63,600	1,658,052

Cardinal Health, Inc.	102,268	3,297,120

McKesson Corp.	24,200	1,512,500

Omnicare, Inc. S	165,400	3,999,372

WellPoint, Inc. †	137,700	8,026,533

		25,248,847
Homebuilding (0.7%)
D.R. Horton, Inc. S	251,300	2,731,631

Pulte Homes, Inc. † S	403,310	4,033,100

Toll Brothers, Inc. † S	194,500	3,658,545

		10,423,276
Insurance (7.0%)
ACE, Ltd.	274,400	13,829,760

Aflac, Inc.	349,900	16,182,875

Assured Guaranty, Ltd. (Bermuda)	324,067	7,051,698

Berkshire Hathaway, Inc. Class B †	629	2,066,894

Chubb Corp. (The)	143,717	7,068,002

Everest Re Group, Ltd.	120,500	10,324,440

Hartford Financial Services Group, Inc. (The)	247,400	5,754,524

Loews Corp.	150,400	5,467,040

Marsh & McLennan Cos., Inc.	238,700	5,270,496

MetLife, Inc.	169,700	5,998,895

Prudential Financial, Inc.	64,800	3,224,448

RenaissanceRe Holdings, Ltd.	57,300	3,045,495

Travelers Cos., Inc. (The)	292,900	14,603,994

XL Capital, Ltd. Class A S	210,000	3,849,300

		103,737,861
Investment banking/Brokerage (1.7%)
Goldman Sachs Group, Inc. (The)	94,669	15,983,914

Morgan Stanley	286,764	8,488,214

		24,472,128
Lodging/Tourism (0.8%)
Marriott International, Inc. Class A S	81,185	2,212,291

Wyndham Worldwide Corp. S	494,139	9,966,784

		12,179,075
Machinery (0.6%)
Cummins, Inc. S	73,000	3,347,780

Deere (John) & Co.	33,700	1,822,833

Parker-Hannifin Corp.	60,063	3,236,194

		8,406,807
Media (2.7%)
Time Warner, Inc.	508,000	14,803,120

Viacom, Inc. Class B †	385,700	11,466,861

Walt Disney Co. (The)	414,900	13,380,525

		39,650,506
Medical technology (3.8%)
Baxter International, Inc.	157,400	9,236,232

Boston Scientific Corp. †	818,630	7,367,670

Covidien PLC (Ireland)	180,675	8,652,526

Hospira, Inc. †	266,300	13,581,300

Medtronic, Inc.	231,700	10,190,166

St. Jude Medical, Inc. †	212,000	7,797,360

		56,825,254
Metals (1.9%)
Alcoa, Inc. S	413,600	6,667,232

Freeport-McMoRan Copper & Gold, Inc. Class B †	74,900	6,013,721

Nucor Corp. S	123,200	5,747,280

Steel Dynamics, Inc. S	315,000	5,581,800

United States Steel Corp. S	76,900	4,238,728

		28,248,761

COMMON STOCKS (97.2%)* cont.	Shares	Value

Oil and gas (12.6%)
Anadarko Petroleum Corp. S	164,500	$10,268,090

BP PLC ADR (United Kingdom)	132,400	7,675,228

Chevron Corp.	623,300	47,987,867

ConocoPhillips	131,100	6,695,277

EOG Resources, Inc. S	15,800	1,537,340

Exxon Mobil Corp.	520,500	35,492,895

Marathon Oil Corp.	408,400	12,750,248

Newfield Exploration Co. †	207,800	10,022,194

Nexen, Inc. (Canada) S	323,000	7,729,390

Noble Energy, Inc.	75,100	5,348,622

Occidental Petroleum Corp.	247,686	20,149,256

Total SA ADR (France)	115,800	7,415,832

Valero Energy Corp.	117,800	1,973,150

XTO Energy, Inc.	237,300	11,041,569

		186,086,958
Pharmaceuticals (6.0%)
Abbott Laboratories	232,100	12,531,079

Eli Lilly & Co. S	57,900	2,067,609

Johnson & Johnson S	324,800	20,920,368

Merck & Co., Inc. S	226,725	8,284,532

Pfizer, Inc.	2,497,016	45,420,721

		89,224,309
Power producers (0.2%)
AES Corp. (The) †	171,600	2,283,996

		2,283,996
Publishing (0.4%)
Gannett Co., Inc. S	418,000	6,207,300

		6,207,300
Real estate (0.2%)
Chimera Investment Corp. R S	225,668	875,592

Simon Property Group, Inc. R	23,444	1,870,831

		2,746,423
Regional Bells (3.1%)
AT&T, Inc.	876,700	24,573,901

Verizon Communications, Inc.	632,500	20,954,725

		45,528,626
Restaurants (0.4%)
McDonald’s Corp.	93,800	5,856,872

		5,856,872
Retail (5.4%)
CVS Caremark Corp.	416,300	13,409,023

GameStop Corp. Class A † S	81,400	1,785,916

Home Depot, Inc. (The) S	260,100	7,524,693

Lowe’s Cos., Inc.	359,400	8,406,366

Macy’s, Inc. S	567,300	9,507,948

Nordstrom, Inc. S	168,700	6,339,746

Staples, Inc. S	194,100	4,772,919

Supervalu, Inc. S	314,500	3,997,295

Target Corp.	138,200	6,684,734

TJX Cos., Inc. (The)	96,600	3,530,730

Wal-Mart Stores, Inc.	230,980	12,345,881

Walgreen Co.	53,800	1,975,536

		80,280,787
Schools (0.6%)
Apollo Group, Inc. Class A †	135,300	8,196,474

		8,196,474
Semiconductor (1.5%)
ASM Holding NV (NY Reg Shares) (Netherlands) S	140,500	4,789,645

Atmel Corp. †	1,277,700	5,890,197

Formfactor, Inc. † S	276,147	6,008,959

Putnam VT Growth and Income Fund 143

COMMON STOCKS (97.2%)* cont.	Shares	Value

Semiconductor cont.
KLA-Tencor Corp. S	100,800	$3,644,928

Lam Research Corp. † S	49,400	1,936,974

		22,270,703
Software (2.2%)
CA, Inc.	166,000	3,728,360

Electronic Arts, Inc. † S	263,500	4,677,125

Longtop Financial Technologies Ltd. ADR (China) †	99,800	3,694,596

Microsoft Corp.	589,300	17,967,757

Oracle Corp.	99,700	2,446,638

		32,514,476
Telecommunications (0.1%)
America Movil SAB de CV ADR Ser. L (Mexico)	47,200	2,217,456

		2,217,456
Tobacco (1.7%)
Altria Group, Inc.	390,700	7,669,441

Lorillard, Inc.	94,400	7,573,712

Philip Morris International, Inc.	195,500	9,421,145

		24,664,298
Waste Management (0.3%)
Waste Management, Inc. S	134,600	4,550,827

		4,550,827
Total common stocks (cost $1,174,028,757)		$1,438,284,200

CONVERTIBLE PREFERRED STOCKS (1.2%)*	Shares	Value

Bank of America Corp. 10.00% cv. pfd.	919,693	$13,721,820

Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.	29,000	3,335,000

Total convertible preferred stocks (cost $16,628,424)		$17,056,820

INVESTMENT COMPANIES (0.2%)*	Shares	Value

KKR Private Equity Investors LP (Unit) †	397,298	$3,347,163

Total investment companies (cost $2,605,179)		$3,347,163

CONVERTIBLE BONDS AND NOTES (0.2%)*	Principal amount	Value

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	$1,880,000	$2,375,192

Total convertible bonds and notes (cost $1,880,000)		$2,375,192

SHORT-TERM INVESTMENTS (13.8%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	17,576,420	$17,576,420

Short-term investments held as collateral
for loaned securities with yields ranging
from zero% to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 d	$187,079,988	187,056,570

Total short-term investments (cost $204,632,990)		$204,632,990

Total investments (cost $1,399,775,350)		$1,665,696,365

Key to holding’s abbreviations

ADR     American Depository Receipts

* Percentages indicated are based on net assets of $1,479,700,166.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at December 31, 2009.

Debt obligations are considered secured unless otherwise indicated.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

144 Putnam VT Growth and Income Fund

ASC 820, Fair Value Measurements and Disclosures, establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active  markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$60,653,064	$ —	$ —

Capital goods	69,207,968	—	—

Communication services	96,904,300	—	—

Conglomerates	41,888,771	—	—

Consumer cyclicals	150,693,255	—	—

Consumer staples	120,534,746	—	—

Energy	217,821,979	—	—

Financial	276,220,485	—	—

Health care	188,534,772	—	—

Technology	143,623,169	—	—

Transportation	4,816,721	—	—

Utilities and power	67,384,970	—	—

Total common stocks	1,438,284,200	—	—

Convertible bonds and notes	—	2,375,192	—

Convertible preferred stocks	13,721,820	3,335,000	—

Investment companies	—	3,347,163	—

Short-term investments	17,576,420	187,056,570	—

Totals by level	$1,469,582,440	$196,113,925	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT Growth and Income Fund 145

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value, including $181,076,916
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $1,382,198,930)	$1,648,119,945

Affiliated issuers (identified cost $17,576,420) (Note 6)	17,576,420

Dividends, interest and other receivables	5,204,080

Receivable for shares of the fund sold	28,250

Receivable for investments sold	2,000,645

Total assets	1,672,929,340

Liabilities

Payable to custodian (Note 2)	16,733

Payable for investments purchased	2,656,622

Payable for shares of the fund repurchased	598,373

Payable for compensation of Manager (Note 2)	2,106,107

Payable for investor servicing fees (Note 2)	36,833

Payable for custodian fees (Note 2)	10,751

Payable for Trustee compensation and expenses (Note 2)	455,096

Payable for administrative services (Note 2)	9,132

Payable for distribution fees (Note 2)	62,737

Collateral on securities loaned, at value (Note 1)	187,056,570

Other accrued expenses	220,220

Total liabilities	193,229,174

Net assets	$1,479,700,166

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,958,281,916

Undistributed net investment income (Note 1)	23,837,530

Accumulated net realized loss on investments (Note 1)	(768,340,295)

Net unrealized appreciation of investments	265,921,015

Total — Representing net assets applicable to
capital shares outstanding	$1,479,700,166

Computation of net asset value Class IA

Net Assets	$1,183,503,332

Number of shares outstanding	81,874,743

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$14.46

Computation of net asset value Class IB

Net Assets	$296,196,834

Number of shares outstanding	20,574,123

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$14.40

Statement of operations
Year ended 12/31/09

Investment income

Dividends (net of foreign tax of $109,954)	$33,422,201

Interest (including interest income of $35,027 from investments
in affiliated issuers) (Note 6)	195,315

Securities lending	442,637

Total investment income	34,060,153

Expenses

Compensation of Manager (Note 2)	7,656,806

Investor servicing fees (Note 2)	394,727

Custodian fees (Note 2)	24,780

Trustee compensation and expenses (Note 2)	93,735

Administrative services (Note 2)	58,393

Distribution fees — Class IB (Note 2)	664,978

Other	646,850

Total expenses	9,540,269

Expense reduction (Note 2)	(134,939)

Net expenses	9,405,330

Net investment income	24,654,823

Net realized loss on investments (Notes 1 and 3)	(233,914,548)

Net unrealized appreciation of investments during the year	556,637,451

Net gain on investments	322,722,903

Net increase in net assets resulting from operations	$347,377,726

The accompanying notes are an integral part of these financial statements.

146 Putnam VT Growth and Income Fund

Statement of changes in net assets

	Putnam VT
	Growth and Income Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$24,654,823	$45,931,429

Net realized loss on investments	(233,914,548)	(489,083,027)

Net unrealized appreciation (depreciation)
of investments	556,637,451	(564,769,306)

Net increase (decrease) in net assets
resulting from operations	347,377,726	(1,007,920,904)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(33,429,210)	(50,017,512)

Class IB	(7,341,071)	(10,423,135)

Net realized short-term gain
on investments

Class IA	—	(93,319,054)

Class IB	—	(22,794,281)

From net realized long-term gain
on investments

Class IA	—	(236,021,366)

Class IB	—	(57,651,006)

Decrease from capital share transactions
(Note 4)	(216,997,244)	(151,840,943)

Total increase (decrease) in net assets	89,610,201	(1,629,988,201)

Net assets:

Beginning of year	1,390,089,965	3,020,078,166

End of year (including undistributed net
investment income of $23,837,530 and
$39,953,088, respectively)	$1,479,700,166	$1,390,089,965

The accompanying notes are an integral part of these financial statements.

Putnam VT Growth and Income Fund 147

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,d	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Putnam VT Growth and Income Fund (Class IA)

12/31/09	$11.54	.23	3.07 e	3.30	(.38)	—	(.38)	$14.46	30.16 e	$1,183,503.67		1.90	54.56

12/31/08	23.28	.36	(8.17) g	(7.81)	(.52)	(3.41)	(3.93)	11.54	(38.57) g	1,117,897	.60 f	2.19 f	40.26

12/31/07	29.54	.40	(1.80)	(1.40)	(.46)	(4.40)	(4.86)	23.28	(5.80)	2,427,397	.55 f	1.52 f	50.44

12/31/06	26.51	.39	3.78	4.17	(.49)	(.65)	(1.14)	29.54	16.19	3,309,577	.55 f	1.44 f	78.00

12/31/05	25.59	.41 h	.97	1.38	(.46)	—	(.46)	26.51	5.50 h	3,688,393	.54 f	1.61 f,h	56.46

Putnam VT Growth and Income Fund (Class IB)

12/31/09	$11.47	.20	3.06 e	3.26	(.33)	—	(.33)	$14.40	29.81 e	$296,197.92		1.65	54.56

12/31/08	23.12	.31	(8.11) g	(7.80)	(.44)	(3.41)	(3.85)	11.47	(38.70) g	272,193	.85 f	1.94 f	40.26

12/31/07	29.36	.33	(1.79)	(1.46)	(.38)	(4.40)	(4.78)	23.12	(6.04)	592,681	.80 f	1.27 f	50.44

12/31/06	26.35	.32	3.76	4.08	(.42)	(.65)	(1.07)	29.36	15.91	791,640	.80 f	1.19 f	78.00

12/31/05	25.44	.35 h	.95	1.30	(.39)	—	(.39)	26.35	5.23 h	811,652	.79 f	1.37 f,h	56.46

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.08 per share outstanding as of March 13, 2009. This payment resulted in an increase to total returns of 0.72% for the year ended December 31, 2009.

f Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets

12/31/08	<0.01%

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

g Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to $0.06 per share outstanding on December 29, 2008. This payment resulted in an increase to total returns of 0.32% for the year ended December 31, 2008.

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding broker allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class IA and class IB shares for the period ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

148 Putnam VT Growth and Income Fund

This page intentionally left blank.

Putnam VT Growth and Income Fund 149

Putnam VT Growth Opportunities Fund

Investment objective

Capital appreciation

Net asset value December 31, 2009

Class IA: $4.85	Class IB: $4.80

Performance summary

Total return at net asset value
(as of 12/31/09)†‡	Class IA shares*	Class IB shares*

1 year	41.26%	40.85%

5 years	5.79	4.56
Annualized	1.13	0.90

Life	–50.00	–51.17
Annualized	–6.75	–6.97

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 2000.

† Performance benefited from receipt of an Enron Class Action Settlement pertaining to investments made prior to 2002.

‡ Recent performance benefited from receipt of a Tyco International, Ltd. Class Action Settlement pertaining to investments made prior to 2003.

The Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s manager

The fund’s fiscal year began amid a weak economy and a severe lack of investor confidence following the September 2008 collapse of Lehman Brothers and the ensuing financial crisis. Against this backdrop, the federal government introduced a number of initiatives designed to restore liquidity to the financial system. As it became apparent to some investors that worst-case predictions for the markets would likely be averted, U.S. and international stock markets rallied strongly from their March 2009 lows. For the 12 months ended December 31, 2009, Putnam VT Growth Opportunities Fund’s class IA shares returned 41.26% at net asset value.

The fund employed several different strategies to manage through the financial crisis that began in late 2008 and extended into 2009. Early in the period, management stressed capital preservation by underweighting the financial services, consumer discretionary, and commodity sectors. Once it became clear that government policies, programs, and liquidity injections had averted further damage, management aggressively reinvested in companies that were trading at extremely depressed valuations.

Shares of Teck Resources, Canada’s largest base metals mining company and a top producer of coal, were one of the fund’s top performers for the period. The company’s stock benefited from strengthening consumer demand in the second half of the year, which led to strong earnings results. The fund’s overweight position in TJX Companies, the parent company of T.J. Maxx, Marshalls, and other discount retailers, also proved beneficial. The company aggressively cut costs earlier in the year and benefited from consumers’ focus on bargain-priced goods. Apple Inc., which was buoyed by strong sales of iPhones, iPods, and personal computers, also delivered solid returns for the period.

An overweight position in biotechnology giant Genzyme detracted from the fund’s performance. During the period, the Food and Drug Administration rejected one of the company’s key new drugs, Lumizyme, a treatment for Pompe disease. While it performed well during most of the period, CVS Caremark declined near year-end after several contracts within its pharmacy benefit manager business were cancelled, potentially reducing 2010 profits.

The fund benefited during the period as result of a court-ordered settlement distribution made to eligible holders of Tyco International Ltd. common stock. The fund received $116,138 in March 2009.

While the stock market has already recovered significantly from its March 2009 lows, management believes opportunities for further gains remain. Long-term challenges, including increased regulation, burgeoning government entitlement programs, and enormous federal budget deficits, remain. Therefore, selective stock picking will take on greater importance in the future. Management believes large U.S. multinational companies, natural resource companies, and certain beneficiaries of health-care reform appear to be the most attractive areas for further gains.

Consider these risks before investing: Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow. Current and future portfolio holdings are subject to risk.

150 Putnam VT Growth Opportunities Fund

Your fund’s manager

Portfolio Manager Robert Brookby joined Putnam in 2008 and has been in the investment industry since  1999.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Growth
Opportunities Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$5.12	$6.53	$4.63	$5.90

Ending value (after expenses)	$1,234.10	$1,233.90	$1,020.62	$1,019.36

Annualized expense ratio†	0.91%	1.16%	0.91%	1.16%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT Growth Opportunities Fund 151

The fund’s portfolio 12/31/09

COMMON STOCKS (96.4%)*	Shares	Value

Aerospace and defense (3.5%)
Goodrich Corp.	2,500	$160,625

Raytheon Co.	4,900	252,448

United Technologies Corp.	8,700	603,867

		1,016,940
Banking (2.8%)
Banco Santander Brasil SA ADS (Brazil) †	9,651	134,535

Bank of New York Mellon Corp. (The)	7,689	215,061

JPMorgan Chase & Co.	6,800	283,356

Wells Fargo & Co.	6,240	168,418

		801,370
Beverage (1.1%)
Coca-Cola Enterprises, Inc.	7,000	148,400

Molson Coors Brewing Co. Class B	3,600	162,576

		310,976
Biotechnology (3.2%)
Amgen, Inc. †	3,800	214,966

Dendreon Corp. †	4,300	113,004

Facet Biotech Corp. †	5,800	101,964

Genzyme Corp. †	5,000	245,050

Gilead Sciences, Inc. †	3,800	164,464

Talecris Biotherapeutics Holdings Corp. †	3,223	71,776

		911,224
Cable television (1.0%)
DIRECTV Class A †	9,000	300,150

		300,150
Chemicals (2.3%)
Agrium, Inc. (Canada)	2,100	129,150

Albemarle Corp.	7,100	258,227

Monsanto Co.	3,400	277,950

		665,327
Combined utilities (0.7%)
El Paso Corp.	19,700	193,651

		193,651
Commercial and consumer services (0.2%)
Cia Brasileira de Meios de Pagamento (Brazil)	6,700	58,983

		58,983
Communications equipment (7.0%)
Cisco Systems, Inc. †	31,761	760,358

CommScope, Inc. †	7,732	205,130

F5 Networks, Inc. †	2,700	143,046

Harris Corp.	3,000	142,650

Qualcomm, Inc.	16,300	754,038

		2,005,222
Computers (10.3%)
Apple, Inc. †	6,149	1,296,578

EMC Corp. †	22,800	398,316

Hewlett-Packard Co.	10,100	520,251

IBM Corp.	5,690	744,821

		2,959,966
Conglomerates (1.3%)
3M Co.	4,500	372,015

		372,015
Consumer (0.9%)
Jarden Corp.	8,029	248,176

		248,176
Consumer finance (1.5%)
Mastercard, Inc. Class A	1,670	427,487

		427,487
Consumer goods (0.8%)
Procter & Gamble Co. (The)	3,800	230,394

		230,394

COMMON STOCKS (96.4%)* cont.	Shares	Value

Containers (0.4%)
Owens-Illinois, Inc. †	3,850	$126,550

		126,550
Electric utilities (0.8%)
CenterPoint Energy, Inc.	16,436	238,486

		238,486
Electronics (2.5%)
Integrated Device Technology, Inc. †	23,000	148,810

Texas Instruments, Inc.	14,000	364,840

Tyco Electronics, Ltd. (Switzerland)	8,500	208,675

		722,325
Energy (oil field) (2.6%)
Core Laboratories NV (Netherlands)	900	106,308

Halliburton Co.	13,000	391,170

Schlumberger, Ltd.	4,000	260,360

		757,838
Energy (other) (0.6%)
First Solar, Inc. † S	1,218	164,917

		164,917
Engineering and construction (0.6%)
Shaw Group, Inc. †	6,200	178,250

		178,250
Food (3.2%)
Campbell Soup Co.	8,100	273,780

General Mills, Inc.	3,100	219,511

Kraft Foods, Inc. Class A	10,400	282,672

Mead Johnson Nutrition Co. Class A	3,200	139,840

		915,803
Forest products and packaging (0.5%)
Packaging Corp. of America	5,800	133,458

		133,458
Health-care services (3.5%)
Aetna, Inc.	5,600	177,520

AmerisourceBergen Corp.	8,500	221,595

Express Scripts, Inc. †	1,900	164,255

Omnicare, Inc.	9,700	234,546

Warner Chilcott PLC Class A (Ireland) †	7,015	199,717

		997,633
Insurance (2.3%)
Aflac, Inc.	8,564	396,085

Assured Guaranty, Ltd. (Bermuda)	7,200	156,672

Berkshire Hathaway, Inc. Class B †	35	115,010

		667,767
Investment banking/Brokerage (1.5%)
Bond Street Holdings, LLC Class A F †	4,728	94,560

Goldman Sachs Group, Inc. (The)	2,000	337,680

		432,240
Machinery (0.7%)
Baldor Electric Co.	1,500	42,135

Joy Global, Inc.	2,900	149,611

		191,746
Manufacturing (1.3%)
Eaton Corp.	2,550	162,231

Flowserve Corp.	2,100	198,513

		360,744
Media (0.6%)
Time Warner, Inc.	6,400	186,496

		186,496
Medical technology (5.6%)
Baxter International, Inc.	4,300	252,324

Covidien PLC (Ireland)	9,000	431,010

Hospira, Inc. †	3,500	178,500

Life Technologies Corp. †	2,300	120,129

Pall Corp.	4,400	159,280

PSS World Medical, Inc. †	6,300	142,191

St. Jude Medical, Inc. †	9,300	342,054

		1,625,488

152 Putnam VT Growth Opportunities Fund

COMMON STOCKS (96.4%)* cont.	Shares	Value

Metals (1.3%)
Steel Dynamics, Inc.	13,500	$239,220

Teck Resources, Ltd. Class B (Canada) †	3,529	123,409

		362,629
Oil and gas (3.1%)
Anadarko Petroleum Corp.	7,600	474,392

PetroHawk Energy Corp. †	5,486	131,609

Suncor Energy, Inc. (Canada)	6,600	233,046

Warren Resources, Inc. †	19,952	48,882

		887,929
Pharmaceuticals (2.7%)
Abbott Laboratories	8,700	469,713

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	5,400	303,372

		773,085
Railroads (0.5%)
CSX Corp.	3,251	157,641

		157,641
Retail (10.2%)
Amazon.com, Inc. †	2,200	295,944

Big Lots, Inc. †	9,000	260,820

Costco Wholesale Corp.	3,800	224,846

CVS Caremark Corp.	17,300	557,233

Lowe’s Cos., Inc.	12,900	301,731

Macy’s, Inc.	7,500	125,700

Staples, Inc.	5,400	132,786

Target Corp.	7,970	385,509

TJX Cos., Inc. (The)	7,300	266,815

Wal-Mart Stores, Inc.	7,400	395,530

		2,946,914
Schools (1.3%)
Apollo Group, Inc. Class A †	6,000	363,480

		363,480
Semiconductor (1.8%)
Atmel Corp. †	45,900	211,599

Formfactor, Inc. †	7,240	157,542

Novellus Systems, Inc. †	5,900	137,706

		506,847
Software (4.9%)
Microsoft Corp.	30,400	926,896

Oracle Corp.	13,500	331,290

Sybase, Inc. †	3,500	151,900

		1,410,086
Technology (0.3%)
Tech Data Corp. †	2,000	93,320

		93,320
Technology services (4.0%)
eBay, Inc. †	4,500	105,930

Google, Inc. Class A †	1,665	1,032,268

		1,138,198
Telecommunications (1.9%)
American Tower Corp. Class A †	8,400	362,964

Iridium Communications, Inc. †	13,394	107,554

NII Holdings, Inc. †	2,319	77,872

		548,390
Tobacco (1.1%)
Philip Morris International, Inc.	6,600	318,054

		318,054
Total common stocks (cost $22,201,218)		$27,708,195

CONVERTIBLE PREFERRED STOCKS (1.0%)*	Shares	Value

Bank of America Corp. 10.00% cv. pfd.	19,114	$285,181

Total convertible preferred stocks (cost $295,142)		$285,181

WARRANTS (0.8%)* †	Expiration date	Strike Price	Warrants	Value

JPMorgan Chase & Co.	10/28/18	$42.42	17,819	$237,527

Total warrants (cost $191,554)				$237,527

PURCHASED OPTIONS		Expiration date/	Contract
OUTSTANDING (0.1%)*		strike price	amount	Value

Costco Wholesale Corp. (Call)		Apr-10 / $60.00	1,607	$3,835

Lorillard, Inc. (Call) F		Jan-11 / 95.00	1,576	2,033

Tivo, Inc. (Call)		Feb-10 / 12.50	16,664	11,665

Total purchased options outstanding (cost $19,740)				$17,533

SHORT-TERM INVESTMENTS (2.8%)*		Principal amount/shares		Value

U.S. Treasury Bills for an effective yield
of 0.215%, August 26, 2010			$20,000	$19,974

Short-term investments held as collateral
for loaned securities with yields ranging
from zero% to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 d			140,018	140,000

Putnam Money Market Liquidity Fund e			637,031	637,031

Total short-term investments (cost $797,003)				$797,005

Total investments (cost $23,504,657)				$29,045,441

Key to holding’s abbreviations

ADR         American Depository Receipts

ADS         American Depository Shares

* Percentages indicated are based on net assets of $28,743,513.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

S Securities on loan, in part or in entirety, at December 31, 2009.

At December 31, 2009, liquid assets totaling $976,999 have been segregated to cover certain derivatives contracts.

ADR or ADS after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $14,460)	amount	strike price	Value

Costco Wholesale Corp. (Call)	1,607	April-10 / $65.00	$1,156

Costco Wholesale Corp. (Put)	1,607	April-10 / 52.50	1,461

Steel Dynamics, Inc. (Call)	4,928	Feb-10 / 17.00	7,817

Tivo, Inc. (Call)	16,664	Feb-10 / 15.00	3,749

Total			$14,183

Putnam VT Growth Opportunities Fund 153

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,161,414	$—	$—

Capital goods	1,874,230	—	—

Communication services	848,540	—	—

Conglomerates	372,015	—	—

Consumer cyclicals	2,658,490	—	—

Consumer staples	2,920,786	—	—

Energy	1,810,684	—	—

Financial	2,234,304	—	94,560

Health care	4,307,430	—	—

Technology	8,835,964	—	—

Transportation	157,641	—	—

Utilities and power	432,137	—	—

Total common stocks	27,613,635	—	94,560

Convertible preferred stocks	285,181	—	—

Purchased options outstanding	—	17,533	—

Warrants	237,527	—	—

Short-term investments	637,031	159,974	—

Totals by level	$28,773,374	$177,507	$94,560

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(14,183)	$—

Other financial instruments include written options.

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	sales	Level 3	2009

Common stocks:

Financial	$—	$—	$—	$—	$94,560	$—	$94,560

Total common stocks	$—	$—	$—	$—	$94,560	$—	$94,560

The accompanying notes are an integral part of these financial statements.

154 Putnam VT Growth Opportunities Fund

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value, including $136,790
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $22,867,626)	$28,408,410

Affiliated issuers (identified cost $637,031) (Note 6)	637,031

Dividends, interest and other receivables	35,720

Receivable for shares of the fund sold	10,051

Receivable for investments sold	324,586

Total assets	29,415,798

Liabilities

Payable to custodian (Note 2)	121

Payable for investments purchased	358,772

Payable for shares of the fund repurchased	16,535

Payable for compensation of Manager (Note 2)	42,350

Payable for investor servicing fees (Note 2)	707

Payable for custodian fees (Note 2)	7,640

Payable for Trustee compensation and expenses (Note 2)	46,891

Payable for administrative services (Note 2)	174

Payable for distribution fees (Note 2)	3,469

Payable for auditing fees	34,552

Written options outstanding, at value (premiums received $14,460)
(Notes 1 and 3)	14,183

Collateral on securities loaned, at value (Note 1)	140,000

Other accrued expenses	6,891

Total liabilities	672,285

Net assets	$28,743,513

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$61,018,400

Undistributed net investment income (Note 1)	63,332

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(37,879,280)

Net unrealized appreciation of investments	5,541,061

Total — Representing net assets applicable
to capital shares outstanding	$28,743,513

Computation of net asset value Class IA

Net Assets	$12,215,582

Number of shares outstanding	2,518,529

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$4.85

Computation of net asset value Class IB

Net Assets	$16,527,931

Number of shares outstanding	3,443,448

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$4.80

Statement of operations
Year ended 12/31/09

Investment income

Dividends (net of foreign tax of $1,197)	$311,855

Interest (including interest income of $642 from investments
in affiliated issuers) (Note 6)	1,218

Securities lending	959

Total investment income	314,032

Expenses

Compensation of Manager (Note 2)	168,370

Investor servicing fees (Note 2)	7,136

Custodian fees (Note 2)	21,432

Trustee compensation and expenses (Note 2)	14,301

Administrative services (Note 2)	10,466

Distribution fees — Class IB (Note 2)	34,870

Auditing	35,208

Legal	19,116

Other	19,799

Fees waived and reimbursed by Manager (Note 2)	(87,151)

Total expenses	243,547

Expense reduction (Note 2)	(3,094)

Net expenses	240,453

Net investment income	73,579
Net realized loss on investments (Notes 1 and 3)	(2,788,341)

Net realized gain on futures contracts (Note 1)	45,762

Net realized loss on foreign currency transactions (Note 1)	(436)

Net realized gain on written options (Notes 1 and 3)	29,555

Net unrealized appreciation of investments and written options
during the year	11,024,913

Net gain on investments	8,311,453
Net increase in net assets resulting from operations	$8,385,032

The accompanying notes are an integral part of these financial statements.

Putnam VT Growth Opportunities Fund 155

Statement of changes in net assets

	Putnam VT
	Growth Opportunities Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$73,579	$204,491

Net realized loss on investments and
foreign currency transactions	(2,713,460)	(999,337)

Net unrealized appreciation (depreciation)
of investments	11,024,913	(13,589,739)

Net increase (decrease) in net assets
resulting from operations	8,385,032	(14,384,585)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(109,030)	—

Class IB	(108,299)	—

Increase in capital from settlement
payments (Note 9)	—	2,948

Decrease from capital share transactions
(Note 4)	(738,254)	(7,132,619)

Total increase (decrease) in net assets	7,429,449	(21,514,256)

Net assets:

Beginning of year	21,314,064	42,828,320

End of year (including undistributed
net investment income of $63,332 and
$207,518, respectively)	$28,743,513	$21,314,064

The accompanying notes are an integral part of these financial statements.

156 Putnam VT Growth Opportunities Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,d,f	Ratio of net investment income (loss) to average net assets (%) f	Portfolio turnover (%)

Putnam VT Growth Opportunities Fund (Class IA)

12/31/09	$3.48	.02	1.40 g	1.42	(.05)	(.05)	—	$4.85	41.26 g	$12,216.87		.45	176.05

12/31/08	5.58	.04	(2.14) j	(2.10)	—	—	— e,i	3.48	(37.64) j	8,712.81		.78	99.67

12/31/07	5.29	.01	.30	.31	(.02)	(.02)	—	5.58	5.82	17,346.81		.14	60.00

12/31/06	4.88	.01	.42	.43	(.02)	(.02)	—	5.29	8.75	21,650.83		.30	82.83

12/31/05	4.72	.02 h	.18	.20	(.04)	(.04)	—	4.88	4.34	24,764.87		.36 h	154.79

Putnam VT Growth Opportunities Fund (Class IB)

12/31/09	$3.44	.01	1.38 g	1.39	(.03)	(.03)	—	$4.80	40.85 g	$16,528	1.12	.20	176.05

12/31/08	5.53	.02	(2.11) j	(2.09)	—	—	— e,i	3.44	(37.79) j	12,602	1.06	.53	99.67

12/31/07	5.24	(.01)	.30	.29	— e	— e	—	5.53	5.60	25,482	1.06	(.11)	60.00

12/31/06	4.83	— e	.41	.41	— e	— e	—	5.24	8.55	29,273	1.08	.05	82.83

12/31/05	4.67	.01 h	.18	.19	(.03)	(.03)	—	4.83	4.11	32,082	1.12	.11 h	154.79

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.36%

12/31/08	0.39

12/31/07	0.25

12/31/06	0.24

12/31/05	0.13

g Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.02 per share outstanding as of March 13, 2009. This payment resulted in an increase to total returns of 0.58% for the year ended December 31, 2009.

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

i Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC, which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008. (Note 9)

j Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to $0.05 per share outstanding on December 29, 2008. This payment resulted in an increase to total returns of 0.89% for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Putnam VT Growth Opportunities Fund 157

Putnam VT High Yield Fund

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value December 31, 2009

Class IA: $6.64	Class IB: $6.60

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares*	Class IB shares†

1 year	50.92%	50.79%

5 years	31.48	30.05
Annualized	5.63	5.40

10 years	75.10	71.26
Annualized	5.76	5.53

Life	412.90	393.67
Annualized	7.75	7.56

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s managers

The high-yield market posted its highest annual return in its history in 2009, following a very weak 2008, when the market declined sharply because of a deterioration in the U.S. economy, a downturn in corporate business fundamentals, and negative market technicals. Yield spreads narrowed in 2009 as the U.S. economy began to stabilize. The high-yield market benefited from investors allocating to fixed income and issuers having improved access to the capital markets. This resulted in massive spread tightening — the most dramatic ever seen in the credit markets — and very strong performance for high-yield bonds. The market recovery was broadly felt, and the more economically sensitive and riskier segments of high yield performed best. For the 12 months ended December 31, 2009, Putnam VT High Yield Fund’s class IA shares returned 50.92% at net asset value.

The portfolio’s exposure to the health-care sector helped performance during the period, as did overweight positions in the cable TV and wireless communications industries. Strong security selection among consumer products and energy companies also boosted results. The fund’s position in hospital owner and operator Hospital Corporation of America (HCA) was a key contributor. Management liked the firm’s overall business strategy, corporate fundamentals, credit profile, and defensive characteristics. Cable TV and Internet provider Charter Communications also helped. The company restructured its debt during the period.

Primary detractors were bonds not owned by the portfolio. Specifically, bonds issued by Residential Capital, which had underwritten a substantial number of subprime loans, declined in value as the subprime mortgage crisis unfolded. However, in late 2008, ResCap’s parent company, GMAC Financial Services, received a $5 billion capital infusion from the federal government, alleviating investor concerns and causing the firm’s bonds to rebound sharply. Also, bonds issued by insurer American International Group entered the high-yield market as “fallen angels” during the first quarter of 2009 and rose substantially along with the overall rally in financials. Fallen angels are companies whose debt formerly carried investment-grade credit ratings but was downgraded to below-investment-grade status.

In management’s view, the stabilization that was occurring in the U.S. economy in the fourth quarter of 2009 is likely to continue into 2010. In addition, management believes corporate fundamentals will continue to improve as the economy regains its footing.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Current and future portfolio holdings are subject to risk.

158 Putnam VT High Yield Fund

Your fund’s managers

Portfolio Manager Paul Scanlon is Team Leader of U.S. High Yield at Putnam. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman Boucher and Robert Salvin.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Credit quality

Aaa	0.4%

Aa	—

A	—

Baa	3.0%

Ba	21.3%

B	44.5%

Caa	23.1%

Other	7.7%

Portfolio composition and credit quality will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Credit qualities are shown as a percentage of portfolio market value as of 12/31/09. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT High Yield Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.04	$5.43	$3.72	$4.99

Ending value (after expenses)	$1,196.40	$1,197.80	$1,021.53	$1,020.27

Annualized expense ratio†	0.73%	0.98%	0.73%	0.98%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT High Yield Fund 159

The fund’s portfolio 12/31/09

CORPORATE BONDS AND NOTES (82.6%)*		Principal amount	Value

Advertising and marketing services (0.2%)
Lamar Media Corp. company guaranty 7 1/4s, 2013		$415,000	$413,963

Vertis, Inc. company
guaranty sr. notes 13 1/2s, 2014 ‡‡		734,599	243,336

			657,299
Automotive (2.9%)
Affinia Group, Inc. 144A sr. notes 10 3/4s, 2016		380,000	411,825

Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 11 1/4s, 2015 ‡‡		991,100	1,035,700

Dana Corp. escrow sr. notes 5.85s,
2015 (In default) F †		1,540,000	2

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011		1,880,000	1,969,300

Ford Motor Credit Co., LLC sr. notes 7 1/4s, 2011		2,570,000	2,595,422

Ford Motor Credit Co., LLC sr. unsec.
notes 9 3/4s, 2010		648,000	669,060

Ford Motor Credit Co., LLC sr. unsec.
notes 8 1/8s, 2020		550,000	540,375

Ford Motor Credit Corp. sr. unsec.
unsub. notes 7 1/2s, 2012		630,000	635,329

Navistar International Corp.
sr. notes 8 1/4s, 2021		1,365,000	1,397,419

TRW Automotive, Inc. company
guaranty sr. unsec. unsub. notes Ser. REGS,
6 3/8s, 2014	EUR	960,000	1,279,149

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$1,260,000	1,222,200

TRW Automotive, Inc. 144A sr. notes
8 7/8s, 2017		400,000	415,000

			12,170,781
Basic materials (7.8%)
Aleris International, Inc. company guaranty
sr. unsec. notes 9s, 2014 (In default) † ‡‡		1,320,000	6,890

Aleris International, Inc. company guaranty sr.
unsec. sub. notes 10s, 2016 (In default) †		805,000	4,025

Associated Materials, LLC/Associated
Materials Finance, Inc. 144A sr. sec.
notes 9 7/8s, 2016		685,000	722,675

Builders FirstSource, Inc. company
guaranty sr. notes FRN 4.523s, 2012		1,255,000	1,255,000

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.254s,
2013 (Netherlands)		1,010,000	892,588

Compass Minerals International, Inc. 144A
sr. notes 8s, 2019		1,105,000	1,160,250

FMG Finance Pty Ltd. 144A sr. sec.
notes 10 5/8s, 2016 (Australia)		830,000	918,188

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017		3,885,000	4,249,219

Georgia-Pacific, LLC sr. unsec.
unsub. notes 9 1/2s, 2011		760,000	820,800

Graphic Packaging International, Inc.
company guaranty sr. unsec.
unsub. notes FRN 9 1/2s, 2017		310,000	328,600

HeidelbergCement AG company guaranty sr.
unsec. unsub. notes 8s, 2017 (Germany)	EUR	190,000	281,464

HeidelbergCement AG company
guaranty sr. unsec. unsub. notes 7 1/2s,
2014 (Germany)	EUR	125,000	187,972

HeidelbergCement AG company guaranty
unsec. unsub. notes 8 1/2s, 2019 (Germany)	EUR	125,000	188,214

CORPORATE BONDS AND NOTES (82.6%)* cont.		Principal amount	Value

Basic materials cont.
Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014		$640,000	$627,200

Huntsman International, LLC company
guaranty sr. unsec. sub. notes Ser. REGS,
6 7/8s, 2013	EUR	1,000,000	1,328,551

Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012 (In default) †		$340,000	299,200

Metals USA, Inc. company
guaranty sr. notes 11 1/8s, 2015		705,000	712,931

Momentive Performance Materials, Inc.
company guaranty sr. unsec. notes 9 3/4s, 2014		915,000	880,688

Nalco Co. 144A sr. notes 8 1/4s, 2017		165,000	175,313

NewPage Corp. 144A sr. sec. notes
11 3/8s, 2014		925,000	934,250

NewPage Holding Corp. sr. unsec.
unsub. notes FRN 7.564s, 2013 ‡‡		487,635	151,167

Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		1,205,000	927,850

Novelis, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2015		1,475,000	1,404,938

Novelis, Inc. 144A sr. unsec. notes
11 1/2s, 2015		345,000	369,581

PE Paper Escrow GmbH sr. notes Ser. REGS,
11 3/4s, 2014 (Austria)	EUR	290,000	453,563

PE Paper Escrow GmbH 144A sr. notes 12s,
2014 (Austria)		$600,000	663,000

Rhodia SA sr. unsec. notes FRN Ser. REGS,
3.492s, 2013 (France)	EUR	1,335,000	1,771,225

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. sub. notes 7 5/8s, 2014	EUR	310,000	441,770

Smurfit Kappa Acquisition 144A company
guaranty sr. notes 7 3/4s, 2019 (Ireland)	EUR	250,000	350,046

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$1,360,000	1,307,300

Smurfit-Stone Container Corp. sr. notes
unsec. unsub. notes 8 3/8s, 2012 (In default) †		650,000	575,250

Solutia, Inc. company guaranty sr. unsec.
notes 8 3/4s, 2017		295,000	307,169

Steel Dynamics, Inc. company guaranty
sr. unsec. unsub. notes 7 3/8s, 2012		710,000	731,300

Steel Dynamics, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s, 2015		1,260,000	1,248,975

Steel Dynamics, Inc. sr. unsec.
unsub. notes 7 3/4s, 2016		460,000	478,975

Teck Resources, Ltd. sr. notes 10 3/4s,
2019 (Canada)		750,000	896,250

Teck Resources, Ltd. sr. notes 10 1/4s,
2016 (Canada)		1,245,000	1,450,425

Teck Resources, Ltd. sr. notes 9 3/4s,
2014 (Canada)		370,000	426,888

Teck Resources, Ltd. sr. unsec.
notes 6 1/8s, 2035 (Canada)		495,000	443,025

Terra Capital, Inc. 144A sr. notes
7 3/4s, 2019		660,000	707,850

Tube City IMS Corp. company
guaranty sr. unsec. sub. notes 9 3/4s, 2015		1,085,000	1,048,381

Verso Paper Holdings, LLC/Verso Paper, Inc.
company guaranty sr. sec. notes FRN Ser. B,
4.031s, 2014		510,000	402,900

Verso Paper Holdings, LLC/Verso Paper, Inc.
144A sr. notes 11 1/2s, 2014		790,000	869,000

			33,400,846

160 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Broadcasting (2.3%)
Clear Channel Communications, Inc. company
guaranty unsec. unsub. notes 10 3/4s, 2016	$485,000	$380,725

Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010	470,000	462,363

Clear Channel Communications, Inc.
sr. unsec. notes 5 1/2s, 2014	470,000	307,850

Clear Channel Worldwide Holdings, Inc. 144A
company guaranty sr. unsec.
unsub. notes 9 1/4s, 2017	1,200,000	1,236,000

Clear Channel Worldwide Holdings, Inc. 144A
company guaranty sr. unsec.
unsub. notes 9 1/4s, 2017	360,000	367,200

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 7 5/8s, 2016	730,000	797,525

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 6 3/8s, 2015	1,045,000	1,085,494

DISH DBS Corp. company guaranty sr. unsec.
notes 7 7/8s, 2019	1,025,000	1,074,969

Echostar DBS Corp. company guaranty 7 1/8s, 2016	1,040,000	1,062,100

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015	445,000	468,363

Umbrella Acquisition, Inc. 144A company
guaranty sr. unsec. unsub. notes 9 3/4s, 2015 ‡‡	1,236,687	1,083,647

Univision Communications, Inc. 144A sr. sec.
notes 12s, 2014	210,000	231,263

XM Satellite Radio, Inc. 144A company
guaranty sr. unsec. notes 13s, 2013	1,075,000	1,167,719

XM Satellite Radio, Inc. 144A
sr. notes 11 1/4s, 2013	220,000	236,500

Young Broadcasting, Inc. company guaranty
sr. sub. notes 8 3/4s, 2014 (In default) †	290,000	1,082

Young Broadcasting, Inc. company guaranty
sr. unsec. sub. notes 10s, 2011 (In default) †	847,000	2,965

		9,965,765
Building materials (1.4%)
Building Materials Corp. company
guaranty notes 7 3/4s, 2014	1,510,000	1,494,900

Goodman Global, Inc. company guaranty sr.
unsec. sub. notes 13 1/2s, 2016	1,155,000	1,277,719

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	2,155,000	2,413,600

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. notes 11s, 2013	833,688	879,541

		6,065,760
Cable television (1.4%)
Adelphia Communications Corp. escrow
bonds zero %, 2010	80,000	2,800

Adelphia Communications Corp. escrow
bonds zero %, 2010	130,000	4,550

Adelphia Communications Corp. escrow
bonds zero %, 2009	755,000	26,425

Adelphia Communications Corp. escrow
bonds zero %, 2010	290,000	10,150

Atlantic Broadband Finance, LLC company
guaranty 9 3/8s, 2014	520,000	518,700

Cablevision Systems Corp. sr. unsec.
notes Ser. B, 8s, 2012	305,000	322,538

Cablevision Systems Corp. 144A
sr. notes 8 5/8s, 2017	930,000	968,363

CCH II, LLC sr. notes 13 1/2s, 2016	1,473,502	1,735,049

CCO Holdings LLC/CCO Holdings Capital Corp.
sr. unsec. notes 8 3/4s, 2013	640,000	656,800

CORPORATE BONDS AND NOTES (82.6%)* cont.		Principal amount	Value

Cable television cont.
Cequel Communications Holdings I LLC/Cequel
Capital Corp.Capital Corp. 144A sr. notes 8 5/8s, 2017		$940,000	$949,400

CSC Holdings, Inc. 144A sr. unsec.
notes 8 1/2s, 2014		40,000	42,600

Mediacom Broadband, LLC/Mediacom
Broadband Corp. sr. unsec.
unsub. notes 8 1/2s, 2015		255,000	257,550

Mediacom LLC/Mediacom Capital Corp. 144A
sr. notes 9 1/8s, 2019		550,000	561,000

			6,055,925
Capital goods (4.3%)
ACCO Brands Corp. 144A company
guaranty sr. sec. notes 10 5/8s, 2015		585,000	643,500

Altra Holdings, Inc. 144A sr. notes 8 1/8s, 2016		1,030,000	1,057,038

BBC Holding Corp. sr. notes 8 7/8s, 2014		1,810,000	1,760,225

BE Aerospace, Inc. sr. unsec.
unsub. notes 8 1/2s, 2018		1,210,000	1,282,600

Berry Plastics Escrow Corp. 144A
sr. notes 8 1/4s, 2015		515,000	517,575

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		390,000	402,675

Crown European Holdings SA company
guaranty sr. sec. notes 6 1/4s, 2011 (France)	EUR	270,000	398,350

General Cable Corp. company
guaranty sr. unsec. unsub. notes FRN
2.665s, 2015		$1,335,000	1,176,469

Goodman Global Group, Inc. 144A sr. disc.
notes zero %, 2014		1,070,000	607,225

L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015		580,000	582,175

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 6 1/8s, 2014		10,000	10,063

Legrand SA unsec. unsub. debs. 8 1/2s,
2025 (France)		2,235,000	2,335,470

Mueller Water Products, Inc. company
guaranty sr. unsec. notes 7 3/8s, 2017		660,000	610,500

Owens-Brockway Glass Container, Inc.
company guaranty 6 3/4s, 2014	EUR	255,000	356,130

RBS Global, Inc./Rexnord Corp. company
guaranty sr. unsec. unsub. notes 9 1/2s, 2014		$1,665,000	1,669,163

Ryerson Tull, Inc. company guaranty sr. sec.
notes 12s, 2015		1,705,000	1,781,725

TD Funding Corp. 144A company
guaranty sr. sub. notes 7 3/4s, 2014		305,000	309,575

Titan International, Inc. company
guaranty sr. unsec. notes 8s, 2012		905,000	886,900

Transdigm, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2014		1,355,000	1,371,938

Triumph Group, Inc. 144A sr. sub. notes
8s, 2017		510,000	514,463

			18,273,759
Coal (1.2%)
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		2,355,000	2,337,338

Cloud Peak Energy Resources, LLC/Cloud Peak
Energy Finance Corp. 144A company
guaranty sr. unsec. notes 8 1/2s, 2019		355,000	362,100

Cloud Peak Energy Resources, LLC/Cloud Peak
Energy Finance Corp. 144A company
guaranty sr. unsec. notes 8 1/4s, 2017		355,000	355,000

Peabody Energy Corp. company
guaranty 7 3/8s, 2016		1,855,000	1,912,969

			4,967,407

Putnam VT High Yield Fund 161

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Commercial and consumer services (1.1%)
Aramark Corp. company guaranty 8 1/2s, 2015	$1,370,000	$1,411,100

Aramark Corp. company guaranty sr. unsec.
notes FRN 3.781s, 2015	160,000	146,400

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	1,175,000	1,216,125

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	590,000	627,613

National Money Mart Co. 144A company
guaranty sr. notes 10 3/8s, 2016 (Canada)	725,000	739,500

Travelport LLC company guaranty 11 7/8s, 2016	230,000	243,800

Travelport LLC company guaranty 9 7/8s, 2014	450,000	464,625

		4,849,163
Consumer (1.0%)
Jarden Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2017	1,055,000	1,052,363

Jarden Corp. company guaranty sr. unsec.
notes 8s, 2016	360,000	371,700

Visant Corp. company guaranty sr. unsec.
sub. notes 7 5/8s, 2012	1,265,000	1,271,325

Yankee Acquisition Corp. company
guaranty sr. notes Ser. B, 8 1/2s, 2015	1,765,000	1,751,763

		4,447,151
Consumer staples (4.2%)
Archibald Candy Corp. company guaranty 10s,
2010 (In default) F †	172,499	2,664

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 3/4s, 2016	1,020,000	953,700

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 5/8s, 2014	685,000	650,750

Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	1,055,000	1,044,450

Chiquita Brands International, Inc.
sr. unsec. unsub. notes 8 7/8s, 2015	205,000	209,100

Constellation Brands, Inc. company
guaranty sr. unsec. notes 7 1/4s, 2017	170,000	172,338

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s, 2016	1,650,000	1,674,750

Dole Food Co. 144A sr. sec. notes 8s, 2016	470,000	477,050

Dole Food Co. 144A sr. unsec. notes 13 7/8s, 2014	426,000	512,265

Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	860,000	847,100

Great Atlantic & Pacific Tea Co. 144A
sr. notes 11 3/8s, 2015	435,000	457,838

JBS USA LLC/JBS USA Finance, Inc. 144A
sr. notes 11 5/8s, 2014	340,000	385,050

Pinnacle Foods Finance LLC sr. notes 9 1/4s, 2015	445,000	451,675

Pinnacle Foods Finance LLC 144A sr. unsec.
notes 9 1/4s, 2015	350,000	355,250

Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	1,178,000	1,194,198

Revlon Consumer Products 144A company
guaranty sr. notes 9 3/4s, 2015	475,000	490,438

Rite Aid Corp. company guaranty 9 1/2s, 2017	990,000	861,300

Rite Aid Corp. sec. notes 7 1/2s, 2017	410,000	385,400

Rite Aid Corp. 144A sr. notes 10 1/4s, 2019	295,000	311,225

RSC Equipment Rental, Inc. 144A sr. sec.
notes 10s, 2017	740,000	804,750

Smithfield Foods, Inc. sr. unsec. notes 7s, 2011	245,000	244,388

Smithfield Foods, Inc. sr. unsec.
notes Ser. B, 7 3/4s, 2013	835,000	809,950

Smithfield Foods, Inc. 144A sr. sec.
notes 10s, 2014	560,000	607,600

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Consumer staples cont.
Spectrum Brands, Inc. sr. unsec.
sub. bonds 12s, 2019 ‡‡	$518,433	$508,064

Supervalu, Inc. sr. unsec. notes 8s, 2016	595,000	603,925

Tyson Foods, Inc. sr. unsec.
unsub. notes 10 1/2s, 2014	845,000	965,413

Wendy’s/Arby’s Restaurants LLC company
guaranty sr. unsec. unsub. notes 10s, 2016	1,640,000	1,787,600

		17,768,231
Energy (oil field) (1.9%)
Aquilex Holdings, LLC 144A sr. notes 11 1/8s, 2016	465,000	463,838

Complete Production Services, Inc. company
guaranty 8s, 2016	670,000	660,788

Expro Finance Luxemburg 144A
sr. notes 8 1/2s, 2016 (Luxembourg)	880,000	873,400

Helix Energy Solutions Group, Inc. 144A
sr. unsec. notes 9 1/2s, 2016	2,065,000	2,116,625

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	450,000	474,750

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	555,000	518,231

Key Energy Services, Inc. company
guaranty sr. unsec. unsub. notes 8 3/8s, 2014	1,370,000	1,373,425

Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	357,109	360,441

Pride International, Inc. sr. unsec.
notes 7 3/8s, 2014	810,000	836,325

Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec. notes 9 3/4s,
2015 (In default) †	875,000	511,875

		8,189,698
Entertainment (0.9%)
AMC Entertainment, Inc. company
guaranty 11s, 2016	129,000	134,805

Cinemark, Inc. 144A company
guaranty sr. notes 8 5/8s, 2019	480,000	499,200

Hertz Corp. company guaranty 8 7/8s, 2014	1,430,000	1,462,175

Marquee Holdings, Inc. sr. disc. notes 12s, 2014	1,275,000	1,059,844

Universal City Development Partners, Ltd.
144A sr. notes 8 7/8s, 2015	360,000	352,350

Universal City Development Partners, Ltd.
144A sr. sub. notes 10 7/8s, 2016	240,000	240,600

		3,748,974
Financials (4.5%)
American General Finance Corp. sr. unsec.
notes Ser. MTNJ, 5 5/8s, 2011	945,000	824,306

American General Finance Corp. sr. unsec.
notes Ser. MTNH, 4 5/8s, 2010	935,000	906,170

American General Finance Corp. sr. unsec.
notes Ser. MTNI, 4 7/8s, 2012	1,305,000	1,069,675

CB Richard Ellis Services, Inc. company
guaranty sr. unsec. sub. notes 11 5/8s, 2017	400,000	444,000

CIT Group, Inc. sr. bond 7s, 2017	416,448	361,269

CIT Group, Inc. sr. bond 7s, 2016	297,462	261,767

CIT Group, Inc. sr. bond 7s, 2015	178,477	159,737

CIT Group, Inc. sr. bond 7s, 2014	178,477	165,761

CIT Group, Inc. sr. bond 7s, 2013	118,984	110,953

E*Trade Financial Corp. sr. unsec. notes 7 3/8s, 2013	560,000	521,500

E*Trade Financial Corp. sr. unsec.
unsub. notes 12 1/2s, 2017 ‡‡	791,000	898,774

FelCor Lodging LP 144A sr. sec. notes 10s, 2014 R	1,160,000	1,170,150

GMAC, LLC sr. unsec. unsub. notes 7 1/4s, 2011	715,000	713,627

GMAC, LLC sr. unsec. unsub. notes 6 7/8s, 2011	230,000	227,580

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2011	995,000	997,488

162 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Financials cont.
GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7s, 2012	$955,000	$940,675

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2012	928,000	909,440

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2011	335,000	329,975

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/4s, 2014	1,311,000	1,245,450

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2012	69,000	67,620

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6s, 2011	1,425,000	1,396,500

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes FRN 2.456s, 2014	128,000	103,040

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	335,000	308,200

iStar Financial, Inc. sr. unsec.
unsub. notes FRN 0.607s, 2010 R	230,000	213,900

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	400,000	408,000

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017	920,000	869,400

Nuveen Investments, Inc. company
guaranty sr. unsec. unsub. notes 10 1/2s, 2015	725,000	657,938

Reynolds Group DL Escrow, Inc./Reynolds
Group Escrow, LLC 144A sr. sec.
notes 7 3/4s, 2016 (Luxembourg)	850,000	869,125

SLM Corp. sr. unsec. unsub. notes Ser. MTNA,
5s, 2013	1,925,000	1,770,885

USI Holdings Corp. 144A company
guaranty sr. unsec. notes FRN 4.148s, 2014	215,000	176,569

		19,099,474
Gaming and lottery (2.8%)
American Casino & Entertainment
Properties LLC 144A sr. notes 11s, 2014	855,000	720,338

Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	670,000	582,900

Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	680,000	612,850

Harrah’s Operating Co., Inc. company
guaranty sr. sec. notes Ser. A144, 10s, 2018	1,697,000	1,361,843

Harrah’s Operating Co., Inc. 144A sr. sec.
notes 11 1/4s, 2017	800,000	837,000

Harrahs Operating Escrow, LLC/Harrahs
Escrow Corp. 144A sr. sec. notes 11 1/4s, 2017	820,000	857,925

Mashantucket Western Pequot Tribe 144A
bonds 8 1/2s, 2015 (In default) †	1,445,000	354,025

MGM Mirage, Inc. company guaranty 6 3/4s, 2013	210,000	181,125

MGM Mirage, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2017	500,000	388,750

MGM Mirage, Inc. 144A sr. sec.
notes 10 3/8s, 2014	155,000	168,175

MTR Gaming Group, Inc. 144A company
guaranty sr. notes 12 5/8s, 2014	870,000	837,375

Penn National Gaming, Inc. 144A sr. unsec.
sub. notes 8 3/4s, 2019	225,000	230,063

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015	765,000	703,800

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	1,225,000	1,225,000

Pinnacle Entertainment, Inc. 144A
sr. notes 8 5/8s, 2017	240,000	244,800

Station Casinos, Inc. sr. notes 6s, 2012 (In default) †	1,020,000	154,275

Trump Entertainment Resorts, Inc. sec.
notes 8 1/2s, 2015 (In default) †	2,130,000	43,931

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Gaming and lottery cont.
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. Ser. EXCH, 6 5/8s, 2014	$725,000	$700,531

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016	1,495,000	1,569,750

		11,774,456
Health care (7.8%)
Biomet, Inc. company guaranty sr. unsec.
bond 10s, 2017	1,290,000	1,401,263

Community Health Systems, Inc. company
guaranty 8 7/8s, 2015	700,000	724,500

DaVita, Inc. company guaranty 6 5/8s, 2013	1,350,000	1,353,375

Elan Finance PLC/Elan Finance Corp. 144A
company guaranty sr. notes 8 3/4s, 2016 (Ireland)	1,195,000	1,141,225

Fresenius US Finance II, Inc. 144A
sr. unsec. notes 9s, 2015	470,000	517,000

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡	1,335,000	1,445,138

HCA, Inc. sr. sec. notes 9 1/4s, 2016	1,270,000	1,363,663

HCA, Inc. sr. sec. notes 9 1/8s, 2014	3,030,000	3,196,650

HCA, Inc. 144A sr. sec. notes 9 7/8s, 2017	320,000	353,600

HCA, Inc. 144A sr. sec. notes 8 1/2s, 2019	950,000	1,023,625

Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	1,065,000	998,438

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	340,000	344,250

Omnicare, Inc. company guaranty 6 3/4s, 2013	90,000	88,200

Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	1,320,000	1,277,100

Psychiatric Solutions, Inc. 144A sr. sub. notes 7 3/4s, 2015	300,000	289,500

Quintiles Transnational Corp. 144A
sr. notes 9 1/2s, 2014 ‡‡	355,000	356,775

Select Medical Corp. company guaranty 7 5/8s, 2015	1,820,000	1,765,400

Service Corporation International debs. 7 7/8s, 2013	688,000	670,800

Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016	495,000	478,913

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	1,785,000	1,744,838

Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes 9 1/8s, 2015	980,000	1,006,950

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	1,275,000	1,173,000

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes 8 7/8s, 2015 ‡‡	738,928	672,424

Talecris Biotherapeutics Holdings Corp. 144A
sr. unsec. notes 7 3/4s, 2016	930,000	943,950

Tenet Healthcare Corp. sr. notes 9 1/4s, 2015	600,000	639,000

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 10s, 2018	250,000	280,000

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	1,235,000	1,333,800

United Surgical Partners International, Inc.
company guaranty sr. unsec.
sub. notes 8 7/8s, 2017	390,000	401,700

US Oncology Holdings, Inc. sr. unsec.
notes FRN 6.428s, 2012 ‡‡	955,000	892,925

US Oncology, Inc. company
guaranty sr. unsec. sub. notes 10 3/4s, 2014	500,000	525,000

Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	2,044,000	2,118,095

Ventas Realty LP/Capital Corp. company
guaranty 9s, 2012 R	2,305,000	2,408,725

Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 R	395,000	389,075

		33,318,897

Putnam VT High Yield Fund 163

CORPORATE BONDS AND NOTES (82.6%)* cont.		Principal amount	Value

Homebuilding (1.6%)
Beazer Homes USA, Inc. company
guaranty sr. unsec. notes 8 3/8s, 2012		$1,630,000	$1,532,200

K. Hovnanian Enterprises, Inc. 144A
sr. notes 10 5/8s, 2016		825,000	862,125

Meritage Homes Corp. company
guaranty 6 1/4s, 2015		1,110,000	1,021,200

Meritage Homes Corp. sr. notes 7s, 2014		205,000	195,775

Realogy Corp. company
guaranty sr. notes zero %, 2014 ‡‡		254,100	209,633

Realogy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014		2,140,000	1,851,100

Standard Pacific Corp. company
guaranty sr. unsec. unsub. notes 7s, 2015		545,000	474,150

Standard Pacific Corp. company
guaranty sr. unsec. unsub. notes 6 1/4s, 2014		290,000	252,300

Standard Pacific Escrow, LLC 144A
sr. notes 10 3/4s, 2016		630,000	642,600

			7,041,083
Household furniture and appliances (0.2%)
Sealy Mattress Co. 144A company
guaranty sr. notes 10 7/8s, 2016		835,000	928,938

			928,938
Lodging/Tourism (0.5%)
Host Marriott LP company guaranty Ser. Q,
6 3/4s, 2016 R		30,000	29,850

Host Marriott LP sr. notes Ser. M, 7s, 2012 R		1,430,000	1,453,238

Seminole Hard Rock Entertainment, Inc. 144A
sr. notes FRN 2.754s, 2014		830,000	678,525

			2,161,613
Media (2.1%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015		750,000	785,625

Affinion Group, Inc. company guaranty 10 1/8s, 2013		255,000	262,013

Affinity Group, Inc. sr. sub. notes 9s, 2012		1,295,000	906,500

Interpublic Group of Companies, Inc. (The)
sr. unsec. notes 10s, 2017		205,000	227,550

Interpublic Group of Companies, Inc. (The)
sr. unsec. notes 6 1/4s, 2014		60,000	57,600

Liberty Media, LLC sr. notes 5.7s, 2013		940,000	895,350

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty 10s, 2014		1,280,000	1,334,400

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon
zero % (12 1/2s, 8/1/11), 2016 ††		1,185,000	1,081,313

NTL Cable PLC sr. notes 9 1/8s, 2016
(United Kingdom)		580,000	611,175

QVC Inc. 144A sr. sec. notes 7 1/2s, 2019		230,000	234,600

Virgin Media Finance PLC company
guaranty sr. notes 8 3/8s, 2019
(United Kingdom)		290,000	298,700

Virgin Media Finance PLC company
guaranty sr. notes Ser. 1, 9 1/2s, 2016
(United Kingdom)		375,000	402,656

Virgin Media Finance PLC company
guaranty sr. unsec. unsub. notes 9 1/2s,
2016 (United Kingdom)	EUR	140,000	215,576

WMG Acquisition Corp. company
guaranty sr. sub. notes 7 3/8s, 2014		$425,000	410,656

WMG Acquisition Corp. 144A sr. sec.
notes 9 1/2s, 2016		760,000	814,150

WMG Holdings Corp. company
guaranty sr. unsec. disc. notes 9 1/2s, 2014		220,000	222,750

			8,760,614

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Oil and gas (8.0%)
Chaparral Energy, Inc. company
guaranty 8 1/2s, 2015	$304,000	$268,280

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017	1,045,000	922,213

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 9 1/2s, 2015	250,000	274,375

Chesapeake Energy Corp. sr. notes 7 1/2s, 2014	500,000	510,000

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	1,320,000	1,343,100

Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	1,720,000	1,371,700

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017	885,000	904,913

Comstock Resources, Inc. sr. notes 6 7/8s, 2012	1,000,000	1,002,500

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)	1,250,000	1,143,750

Connacher Oil and Gas, Ltd. 144A sr. sec.
notes 11 3/4s, 2014 (Canada)	885,000	977,925

Denbury Resources, Inc. company
guaranty sr. sub. notes 9 3/4s, 2016	155,000	165,463

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	1,305,000	1,301,738

Encore Acquisition Co. sr. sub. notes 6s, 2015	1,643,000	1,643,000

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	1,490,000	1,467,650

Ferrellgas Partners LP sr. unsec.
notes Ser. UNRE, 6 3/4s, 2014	110,000	108,350

Forest Oil Corp. sr. notes 8s, 2011	1,390,000	1,449,075

Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. unsec. notes 7 3/4s, 2015	535,000	524,300

Newfield Exploration Co. sr. unsec.
sub. notes 7 1/8s, 2018	265,000	267,650

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	2,220,000	2,242,200

OPTI Canada, Inc. company guaranty sr. sec.
notes 8 1/4s, 2014 (Canada)	765,000	630,169

OPTI Canada, Inc. company guaranty sr. sec.
notes 7 7/8s, 2014 (Canada)	1,580,000	1,295,600

OPTI Canada, Inc. 144A sr. notes 9s,
2012 (Canada)	100,000	102,250

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	1,390,000	1,452,550

PetroHawk Energy Corp. company
guaranty sr. unsec. notes 10 1/2s, 2014	140,000	152,950

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	1,030,000	1,062,188

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	245,000	249,288

Plains Exploration & Production Co. company
guaranty 7s, 2017	1,600,000	1,572,000

Quicksilver Resources, Inc. company
guaranty 7 1/8s, 2016	290,000	270,425

Quicksilver Resources, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2015	355,000	363,875

Quicksilver Resources, Inc.
sr. notes 11 3/4s, 2016	515,000	584,525

Range Resources Corp. company
guaranty sr. unsec. sub. notes 7 1/2s, 2017	255,000	262,650

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	1,370,000	1,140,525

Sabine Pass LNG LP sr. sec. notes 7 1/4s, 2013	290,000	263,175

SandRidge Energy, Inc. company
guaranty sr. unsec. unsub. FRN 3.876s, 2014	495,000	443,767

164 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Oil and gas cont.
SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	$1,550,000	$1,522,875

Targa Resources, Inc. company
guaranty sr. unsec. notes 8 1/2s, 2013	2,010,000	2,090,400

Whiting Petroleum Corp. company guaranty 7s, 2014	685,000	687,569

Williams Cos., Inc. (The) notes 7 3/4s, 2031	950,000	1,041,785

Williams Cos., Inc. (The) sr. unsec.
notes 7 7/8s, 2021	455,000	521,894

Williams Cos., Inc. (The) sr. unsec.
notes 7 5/8s, 2019	295,000	330,689

Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	435,000	442,874

		34,372,205
Publishing (0.4%)
American Media Operations, Inc. 144A
sr. sub. notes 14s, 2013 ‡‡	1,302,527	833,617

American Media Operations, Inc. 144A
sr. unsec. notes 9s, 2013 ‡‡	106,573	68,207

Belo Corp. sr. unsec. unsub. notes 8s, 2016	230,000	235,750

Cenveo Corp. 144A company
guaranty sr. unsec. notes 10 1/2s, 2016	485,000	497,125

Quebecor Media, Inc. sr. unsec.
notes Ser. *, 7 3/4s, 2016 (Canada)	270,000	269,325

		1,904,024
Regional Bells (1.2%)
Cincinnati Bell, Inc. company guaranty 7s, 2015	520,000	513,500

Frontier Communications Corp. sr. unsec.
notes 8 1/4s, 2014	315,000	328,388

Frontier Communications Corp. sr. unsec.
notes 8 1/8s, 2018	1,205,000	1,214,038

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012	2,140,000	2,300,500

Qwest Corp. sr. unsec. unsub. notes 8 3/8s, 2016	240,000	257,400

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	555,000	513,375

Valor Telecommunications
Enterprises LLC/Finance Corp. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2015	140,000	144,200

		5,271,401
Retail (2.4%)
Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	895,000	825,638

Burlington Coat Factory Warehouse Corp.
company guaranty sr. unsec. notes 11 1/8s, 2014	1,065,000	1,099,613

Dollar General Corp. company
guaranty sr. unsec. notes 10 5/8s, 2015	491,000	543,783

Harry & David Operations Corp. company
guaranty sr. unsec. notes 9s, 2013	860,000	589,100

Harry & David Operations Corp. company
guaranty sr. unsec. notes FRN 5.361s, 2012	285,000	191,663

Michaels Stores, Inc. company
guaranty 11 3/8s, 2016	1,095,000	1,152,488

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. notes 9s, 2015 ‡‡	1,773,618	1,733,712

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. sub. notes 10 3/8s,
2015	470,000	460,600

Toys R Us Property Co., LLC 144A company
guaranty sr. unsec. notes 10 3/4s, 2017	1,505,000	1,647,975

Toys R Us Property Co., LLC 144A
sr. notes 8 1/2s, 2017	805,000	819,088

United Auto Group, Inc. company
guaranty 7 3/4s, 2016	1,245,000	1,204,538

		10,268,198

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Technology (5.1%)
Advanced Micro Devices, Inc. 144A sr. unsec.
notes 8 1/8s, 2017	$635,000	$632,619

Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	322,000	327,233

Avago Technologies Finance company
guaranty sr. unsec. sub. notes 11 7/8s,
2015 (Singapore)	270,000	297,338

Ceridian Corp. company guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡	725,300	685,409

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	1,010,000	963,288

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015	430,000	436,988

First Data Corp. company guaranty sr. unsec.
notes 9 7/8s, 2015	1,605,000	1,496,663

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	1,130,000	966,150

First Data Corp. company guaranty sr. unsec.
unsub. notes 10.55s, 2015 ‡‡	2,731,886	2,424,549

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2014 ‡‡	1,033,639	913,478

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	1,015,000	931,263

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes 10 1/8s, 2016	1,182,000	951,510

Iron Mountain, Inc. company guaranty
6 5/8s, 2016	735,000	720,300

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	575,000	593,688

Lucent Technologies, Inc. unsec.
debs. 6.45s, 2029	145,000	103,856

New ASAT Finance, Ltd. company guaranty
9 1/4s, 2011 (Cayman Islands) (In default) F †	690,000	863

NXP BV/NXP Funding, LLC sec.
notes Ser. EXCH, 7 7/8s, 2014 (Netherlands)	1,260,000	1,143,450

Sanmina Corp. company guaranty sr. unsec.
sub. notes 6 3/4s, 2013	125,000	123,281

Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016	120,000	119,700

Seagate Technology International 144A
company guaranty sr. sec. notes 10s, 2014
(Cayman Islands)	360,000	397,800

SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	1,180,000	1,256,700

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	2,290,000	2,347,250

SunGard Data Systems, Inc. company
guaranty sr. unsec. unsub. notes 10 5/8s, 2015	296,000	325,970

Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013	990,000	983,813

Unisys Corp. sr. unsec.
unsub. notes 12 1/2s, 2016	280,000	289,800

Unisys Corp. 144A company
guaranty sr. sub. notes 14 1/4s, 2015	1,405,000	1,636,825

Xerox Capital Trust I company guaranty 8s, 2027	550,000	544,500

		21,614,284
Telecommunications (6.9%)
CC Holdings GS V, LLC/Crown Castle GS
III Corp. 144A sr. sec. notes 7 3/4s, 2017	350,000	372,750

Clearwire Communications, LLC/Clearwire Finance, Inc.
144A company guaranty sr. notes 12s, 2015	1,190,000	1,207,850

Clearwire Communications, LLC/Clearwire Finance, Inc.
144A company guaranty sr. notes 12s, 2015	885,000	898,275

Digicel Group, Ltd. 144A sr. notes 8 1/4s,
2017 (Jamaica)	855,000	833,625

Putnam VT High Yield Fund 165

CORPORATE BONDS AND NOTES (82.6%)* cont.		Principal amount	Value

Telecommunications cont.
Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)		$810,000	$785,700

Global Crossing, Ltd. 144A sr. sec.
notes 12s, 2015 (United Kingdom)		105,000	115,238

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017
(United Kingdom)		735,000	751,538

Intelsat Bermuda, Ltd. 144A company guaranty
sr. unsec. notes 11 1/4s, 2017 (Bermuda)		1,315,000	1,318,288

Intelsat Intermediate Holding Co., Ltd.
company guaranty sr. unsec.
notes stepped-coupon zero % (9 1/4s,
2/1/10), 2015 (Bermuda) ††		625,000	642,188

Intelsat Intermediate Holding Co., Ltd.
company guaranty sr. unsec.
notes stepped-coupon Ser. *, zero %
(9 1/2s, 2/1/10), 2015 (Bermuda) ††		1,165,000	1,197,038

Intelsat Jackson Holding Co. company guaranty
sr. unsec. notes 11 1/4s, 2016 (Bermuda)		2,525,000	2,727,000

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec. notes Ser. *,
8 7/8s, 2015 (Bermuda)		675,000	698,625

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec. notes Ser. *,
8 1/2s, 2013 (Bermuda)		680,000	693,600

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014		1,645,000	1,554,525

Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017		285,000	260,063

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		2,175,000	2,202,188

Nextel Communications, Inc. company
guaranty sr. unsec. notes Ser. D, 7 3/8s, 2015		1,785,000	1,735,913

NII Capital Corp. 144A company
guaranty sr. notes 10s, 2016		1,200,000	1,257,000

Nordic Telephone Co. Holdings ApS 144A
sr. sec. bond 8 7/8s, 2016 (Denmark)		260,000	274,950

PAETEC Holding Corp. company guaranty
sr. unsec. unsub. notes 9 1/2s, 2015		455,000	437,938

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8 1/4s, 2019		390,000	413,400

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8s, 2016		785,000	820,325

Sprint Capital Corp. company
guaranty 6 7/8s, 2028		2,260,000	1,878,625

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		490,000	499,800

West Corp. company guaranty 9 1/2s, 2014		1,215,000	1,233,225

Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017 (Netherlands)		900,000	983,250

Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017 (Netherlands)	EUR	150,000	234,915

Windstream Corp. company guaranty
8 5/8s, 2016		$1,865,000	1,897,638

Windstream Corp. company guaranty
8 1/8s, 2013		1,435,000	1,488,813

			29,414,283
Telephone (0.7%)
Cricket Communications, Inc. company
guaranty 9 3/8s, 2014		1,165,000	1,170,825

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016		600,000	598,500

GIC, Inc. 144A sr. notes 8 5/8s, 2019		230,000	232,013

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Telephone cont.
Qwest Communications International, Inc.
company guaranty 7 1/2s, 2014	$355,000	$356,331

Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	510,000	525,938

		2,883,607
Textiles (0.8%)
Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN Ser. B,
3.831s, 2014	1,610,000	1,523,463

Hanesbrands, Inc. sr. unsec. notes 8s, 2016	550,000	560,313

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	80,000	83,700

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015	1,365,000	1,433,250

		3,600,726
Tire and rubber (0.4%)
Goodyear Tire & Rubber Co. (The) sr. unsec.
notes 10 1/2s, 2016	1,560,000	1,723,800

		1,723,800
Transportation (0.5%)
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	1,065,000	1,051,688

RailAmerica, Inc. company
guaranty sr. notes 9 1/4s, 2017	626,000	665,908

Trico Shipping AS 144A sr. notes 11 7/8s,
2014 (Norway)	580,000	603,925

		2,321,521
Utilities and power (6.1%)
AES Corp. (The) sr. unsec. notes 8s, 2020	380,000	386,650

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	730,000	749,163

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	1,085,000	1,112,125

Ameren Corp. sr. unsec. notes 8 7/8s, 2014	785,000	885,895

Calpine Corp. 144A sr. sec. notes 7 1/4s, 2017	1,345,000	1,291,200

CMS Energy Corp. sr. notes 8 1/2s, 2011	430,000	450,558

Colorado Interstate Gas Co. debs. 6.85s,
2037 (Canada)	1,055,000	1,082,614

Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	1,130,000	1,093,275

Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016	525,000	446,250

Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	120,000	112,800

Edison Mission Energy sr. unsec. notes 7.2s, 2019	550,000	416,625

Edison Mission Energy sr. unsec. notes 7s, 2017	30,000	23,700

El Paso Corp. sr. unsec. notes 12s, 2013	250,000	292,500

El Paso Natural Gas Co. debs. 8 5/8s, 2022	360,000	420,081

Energy Future Holdings Corp. company
guaranty sr. unsec. notes 11 1/4s, 2017 ‡‡	460,000	325,450

Energy Future Holdings Corp.
sr. notes 9 3/4s, 2019	548,000	548,000

Energy Future Intermediate Holdings Co., LLC
sr. notes Ser. *, 9 3/4s, 2019	605,000	605,000

Inergy LP/Inergy Finance Corp. sr. unsec.
notes 6 7/8s, 2014	2,115,000	2,088,563

Ipalco Enterprises, Inc. sr. sec.
notes 8 5/8s, 2011	510,000	532,950

Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016	170,000	170,425

Mirant Americas Generation, Inc. sr. unsec.
notes 8.3s, 2011	1,360,000	1,394,000

Mirant North America, LLC company
guaranty 7 3/8s, 2013	1,365,000	1,349,644

166 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (82.6%)* cont.	Principal amount	Value

Utilities and power cont.
NiSource Finance Corp. company
guaranty sr. unsec. notes 10 3/4s, 2016	$305,000	$375,816

NRG Energy, Inc. company guaranty 7 3/8s, 2017	685,000	686,713

NRG Energy, Inc. sr. notes 7 3/8s, 2016	4,270,000	4,275,338

Orion Power Holdings, Inc. sr. unsec.
notes 12s, 2010	1,240,000	1,271,000

Sierra Pacific Power Co. general ref. mtge.
6 1/4s, 2012	275,000	289,624

Sierra Pacific Resources sr. unsec.
notes 8 5/8s, 2014	855,000	885,994

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes Ser. *, 7.2s, 2011	335,000	349,731

Teco Finance, Inc. company guaranty sr.
unsec. unsub. notes Ser. *, 7s, 2012	525,000	560,298

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028	140,000	149,227

Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes zero %,
2016 (United Kingdom) ‡‡	465,000	327,825

Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes Ser. B,
10 1/4s, 2015 (United Kingdom)	180,000	145,800

Texas-New Mexico Power Co. 144A 1st mtge.
sec. 9 1/2s, 2019	850,000	1,042,637

Utilicorp United, Inc. sr. unsec.
notes 7.95s, 2011	38,000	39,719

		26,177,190
Total corporate bonds and notes (cost $343,970,789)		$353,197,073

SENIOR LOANS (7.6%)* [c]	Principal amount	Value

Automotive (0.3%)
Allison Transmission, Inc. bank term loan
FRN Ser. B, 3.009s, 2014	$1,405,469	$1,286,356

		1,286,356
Basic materials (0.1%)
Lyondell Chemical Co. bank term loan FRN
13s, 2010 U	155,000	161,200

Rockwood Specialties Group, Inc. bank term
loan FRN Ser. H, 6s, 2014	317,029	319,010

		480,210
Broadcasting (0.3%)
Clear Channel Communications, Inc. bank term
loan FRN Ser. B, 3.884s, 2016	568,974	463,714

Univision Communications, Inc. bank term
loan FRN Ser. B, 2.533s, 2014	705,000	611,235

		1,074,949
Capital goods (0.4%)
Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN 2.283s, 2014	16,020	11,935

Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN Ser. B, 2 1/4s, 2014	321,284	239,356

Hexcel Corp. bank term loan FRN 6 1/2s, 2014	159,375	159,773

Manitowoc Co., Inc. (The) bank term loan FRN
Ser. A, 4.813s, 2013	862,105	829,776

Sequa Corp. bank term loan FRN 3.879s, 2014	420,833	374,278

		1,615,118
Communication services (0.6%)
Cebridge Connections, Inc. bank term loan
FRN 4.757s, 2014	385,000	373,313

Charter Communications, Inc. bank term loan
FRN 2.756s, 2014	785,000	713,761

Fairpoint Communications, Inc. bank term
loan FRN Ser. B, 5 1/2s, 2015	520,072	403,836

SENIOR LOANS (7.6%)* [c] cont.	Principal amount	Value

Communication services cont.
Skype Technologies SA bank term loan FRN
Ser. B, 9s, 2014 (Luxembourg)	$835,000	$856,293

Towerco, LLC bank term loan FRN 6s, 2014	245,000	247,450

		2,594,653
Consumer cyclicals (2.7%)
Building Materials Holdings Corp. bank term
loan FRN 3.005s, 2014	694,763	641,353

CCM Merger, Inc. bank term loan FRN Ser. B,
8 1/2s, 2012	1,091,709	1,061,687

Chester Down & Marina, LLC bank term loan
FRN 12 3/8s, 2016	600,000	602,250

Dex Media West, LLC/Dex Media Finance Co.
bank term loan FRN Ser. B, 7s, 2014	244,213	224,676

Federal Mogul Corp. bank term loan FRN
Ser. B, 2.168s, 2014	890,608	745,884

Federal Mogul Corp. bank term loan FRN
Ser. C, 2.168s, 2015	454,392	380,553

GateHouse Media, Inc. bank term loan FRN
Ser. B, 2.24s, 2014	619,022	222,074

GateHouse Media, Inc. bank term loan FRN
Ser. DD, 2.24s, 2014	230,978	82,863

Golden Nugget, Inc. bank term loan FRN
Ser. B, 2.26s, 2014	180,003	118,127

Golden Nugget, Inc. bank term loan FRN
Ser. DD, 2.265s, 2014	102,730	67,416

Goodman Global Holdings, Inc. bank term loan
FRN Ser. B, 6 1/2s, 2011	966,650	966,449

Neiman Marcus Group, Inc. (The) bank term
loan FRN Ser. B, 2.255s, 2013	334,431	302,063

QVC, Inc. bank term loan FRN 5.749s, 2014	113,249	113,202

Reynolds Consumer Products, Inc. bank term
loan FRN Ser. B, 6 1/4s, 2015	515,000	516,931

Six Flags Theme Parks bank term loan FRN
2.49s, 2015	1,644,881	1,597,590

Thomas Learning bank term loan FRN Ser. B,
2.73s, 2014	1,777,065	1,617,129

Travelport, LLC. bank term loan FRN Ser. C, 10 1/2s, 2013	164,175	164,175

Tribune Co. bank term loan FRN Ser. B,
5 1/4s, 2014 (In default) †	2,241,625	1,294,538

United Components, Inc. bank term loan FRN
Ser. D, 2 1/4s, 2012	164,667	151,905

Visteon Corp. bank term loan FRN Ser. B,
5 1/4s, 2013	495,000	544,500

		11,415,365
Consumer staples (0.6%)
Claire’s Stores, Inc. bank term loan FRN
3.033s, 2014	812,034	656,394

Pinnacle Foods Holding Corp. bank term loan
FRN Ser. B, 2.985s, 2014	805,061	748,706

Revlon Consumer Products bank term loan FRN
Ser. B, 4.262s, 2012	475,000	462,955

Rite-Aid Corp. bank term loan FRN 9 1/2s, 2015	675,000	697,571

Rite-Aid Corp. bank term loan FRN Ser. B,
1.99s, 2014	83,513	73,366

		2,638,992
Energy (0.1%)
MEG Energy Corp. bank term loan FRN 6.232s,
2016 (Canada)	255,000	249,900

		249,900
Entertainment (0.2%)
Universal City Development Partners, Ltd.
bank term loan FRN Ser. B, 6 1/2s, 2014	1,075,000	1,076,344

		1,076,344

Putnam VT High Yield Fund 167

SENIOR LOANS (7.6%)* [c] cont.	Principal amount	Value

Financials (0.3%)
CB Richard Ellis Services, Inc. bank term
loan FRN Ser. B, 6.001s, 2013	$393,849	$374,156

HUB International Holdings, Inc. bank term
loan FRN 6 3/4s, 2014	458,850	451,967

Nuveen Investments, Inc. bank term loan FRN
Ser. B, 3.281s, 2014	302,035	263,828

		1,089,951
Gaming and lottery (0.1%)
Harrah’s Operating Co., Inc. bank term loan
FRN Ser. B, 9 1/2s, 2016	285,000	282,952

		282,952
Health care (0.7%)
Community Health Systems, Inc. bank term
loan FRN Ser. B, 2.506s, 2014	550,216	518,273

Community Health Systems, Inc. bank term
loan FRN Ser. DD, 2.506s, 2014	29,327	27,625

Healthsouth Corp. bank term loan FRN 4.01s, 2014	420,216	405,299

Healthsouth Corp. bank term loan FRN Ser. B, 2.51s, 2013	510,564	483,121

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 5.531s, 2014	1,754,844	1,592,521

Select Medical Corp. bank term loan FRN
Ser. B, 2.267s, 2012	138,865	131,723

		3,158,562
Homebuilding (0.1%)
Realogy Corp. bank term loan FRN 0.085s, 2013	74,458	66,019

Realogy Corp. bank term loan FRN Ser. B, 3.287s, 2013	277,569	246,111

		312,130
Media (—%)
Nielsen Finance LLC/Nielsen Finance Co. bank
term loan FRN Ser. B, 3.985s, 2016	106,291	100,046

Nielsen Finance LLC/Nielsen Finance Co. bank
term loan FRN Ser. TA, 2.235s, 2013	51,032	47,651

		147,697
Oil and gas (—%)
Targa Resources, Inc. bank term loan FRN
2.234s, 2012	29,274	29,112

Targa Resources, Inc. bank term loan FRN
Ser. C, 0.158s, 2011	23,431	23,431

		52,543
Retail (0.3%)
Dollar General Corp. bank term loan FRN
Ser. B1, 3.006s, 2014	771,125	743,557

Michaels Stores, Inc. bank term loan FRN
Ser. B, 2.563s, 2013	575,176	517,838

		1,261,395
Technology (0.1%)
Compucom Systems, Inc. bank term loan FRN
3.74s, 2014	444,820	417,018

		417,018
Telecommunications (—%)
Level 3 Financing, Inc. bank term loan FRN
Ser. B, 11 1/2s, 2014	75,000	79,688

		79,688
Transportation (0.1%)
Swift Transportation Co., Inc. bank term
loan FRN 0.273s, 2014	665,000	602,102

		602,102
Utilities and power (0.6%)
Calpine Corp. bank term loan FRN Ser. B, 3.165s, 2014	266,457	251,668

TXU Energy Corp. bank term loan
FRN Ser. B2, 3.735s, 2014	777,639	631,831

TXU Energy Corp. bank term loan
FRN Ser. B3, 3.735s, 2014	2,150,550	1,732,268

		2,615,767
Total senior loans (cost $33,034,249)		$32,451,692

CONVERTIBLE BONDS AND NOTESS (3.8%)*	Principal amount	Value

Acquicor Technology, Inc. 144A cv. notes 8s, 2011	$607,000	$522,020

Advanced Micro Devices, Inc. cv. sr. unsec.
notes 6s, 2015	685,000	616,500

Advanced Micro Devices, Inc. cv. sr. unsec.
notes 5 3/4s, 2012	152,000	149,910

Alexandria Real Estate Equities, Inc.
144A cv. company guaranty sr. unsec.
notes 3.7s, 2027 R	700,000	661,500

Alliant Techsystems, Inc. cv. company guaranty
sr. sub. notes 3s, 2024	725,000	909,875

ArcelorMittal cv. sr. unsec. unsub. notes 5s,
2014 (Luxembourg)	370,000	612,813

Digital Realty Trust LP 144A cv. sr. unsec.
notes 5 1/2s, 2029 R	515,000	671,431

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	555,000	701,187

General Cable Corp. cv. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/29) 2029 ††	494,000	508,203

General Growth Properties, Inc.
144A cv. sr. notes 3.98s, 2027 (In default) † R	460,000	435,850

Global Crossing, Ltd. cv. sr. unsec. notes 5s, 2011	415,000	402,567

International Game Technology
144A cv. sr. unsec. notes 3 1/4s, 2014	485,000	591,603

L-3 Communications Holdings, Inc. cv. company
sr. unsec. bonds 3s, 2035	225,000	236,250

L-3 Communications Holdings, Inc. 144A cv.
company guaranty sr. unsec. bonds 3s, 2035	590,000	619,500

Leap Wireless International, Inc. cv. sr. unsec.
notes 4 1/2s, 2014	480,000	397,200

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 5 1/4s, 2011	465,000	441,169

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 3 1/2s, 2012	600,000	525,000

Massey Energy Co. cv. company
guaranty sr. unsub. notes 3 1/4s, 2015	1,963,000	1,715,171

Maxtor Corp. cv. company guaranty sr. unsec.
unsub. deb. 2 3/8s, 2012	555,000	654,900

Pantry, Inc. (The) cv. company
guaranty sr. unsec. sub. notes 3s, 2012	1,380,000	1,207,500

SAVVIS, Inc. cv. sr. unsec. notes 3s, 2012	588,000	535,080

Sirius Satellite Radio, Inc. cv. sr. unsec. notes 3 1/4s, 2011	678,000	610,200

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	300,000	377,438

Titan International, Inc.
144A cv. sr. sub. notes 5 5/8s, 2017	545,000	577,700

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	810,000	605,475

Virgin Media, Inc. 144A cv. sr. unsec. notes 6 1/2s, 2016	545,000	645,825

XM Satellite Radio Holdings, Inc.
144A cv. sr. unsec. sub. notes 7s, 2014	209,000	169,029

Total convertible bonds and notes (cost $13,511,640)		$16,100,896

COMMON STOCKS (2.6%)*	Shares	Value

AboveNet, Inc. †	1,220	$79,349

AES Corp. (The) †	33,440	445,086

Alliance Imaging, Inc. †	109,558	625,576

American Media, Inc. 144A F	22,316	2

Avis Budget Group, Inc. †	23,540	308,845

Bohai Bay Litigation, LLC F	2,670	8,329

Charter Communications, Inc. Class A †	8,755	308,614

Chesapeake Energy Corp.	10,260	265,529

CIT Group, Inc. †	10,240	282,726

Dana Holding Corp. †	33,914	367,628

Decrane Aircraft Holdings, Inc. F †	11,167	11

168 Putnam VT High Yield Fund

COMMON STOCKS (2.6%)*			Shares	Value

El Paso Corp.			$34,660	$340,708

FelCor Lodging Trust, Inc. † R			50,895	183,222

Interpublic Group of Companies, Inc. (The) †			64,950	479,331

Louisiana-Pacific Corp. †			66,825	466,439

Nortek, Inc. †			41,923	1,467,305

PetroHawk Energy Corp. †			26,380	632,856

Public Service Enterprise Group, Inc.			19,440	646,380

Qwest Communications International, Inc.			104,175	438,577

Sealy Corp. †			183,655	580,350

Service Corporation International			69,075	565,724

Spectrum Brands, Inc. †			60,675	1,365,188

Talecris Biotherapeutics Holdings Corp. †			20,950	466,557

TRW Automotive Holdings Corp. †			19,385	462,914

Vertis Holdings, Inc. F †			33,617	34

Williams Cos., Inc. (The)			19,143	403,534

Total common stocks (cost $11,739,892)				$11,190,814

CONVERTIBLE PREFERRED STOCKS (0.6%)*			Shares	Value

Crown Castle International Corp. $3.125 cum. cv. pfd.			16,145	$933,383

Dole Food Automatic Exchange 144A 7.00% cv. pfd. †			34,600	402,052

Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.			6,837	786,255

Great Plains Energy, Inc. $6.00 cv. pfd.			6,470	430,643

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †			1,120	4,480

Total convertible preferred stocks (cost $3,045,141)				$2,556,813

PREFERRED STOCKS (0.2%)*			Shares	Value

Decrane Aircraft Holdings, Inc. $16.00 pfd. ‡‡			8,000	$56,000

GMAC, Inc. 144A 7.00% Ser. G pfd.			1,159	763,926

Total preferred stocks (cost $477,257)				$819,926

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)*			Principal amount	Value

Argentina (Republic of) sr. unsec. bonds FRB
0.578s, 2013			$1,470,000	$636,510

Total foreign government bonds and notes (cost $618,422)				$636,510

WARRANTS (—%)* †	Expiration date	Strike Price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	236	$23,364

Charter Communication
Class A	11/30/14	46.86	37	231

Decrane Aircraft Holdings Co.
Class B	6/30/10	116.00	1	—

New ASAT (Finance), Ltd.
(Cayman Islands) F	2/01/11	0.01	179,400	—

Smurfit Kappa Group PLC
144A (Ireland)	10/01/13	EUR 0.001	432	19,925

Vertis Holdings, Inc. F	10/18/15	$0.01	2,656	—

Total warrants (cost $27,326)				$43,520

MORTGAGE-BACKED SECURITIES (—%)*		Principal amount		Value

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040			$155,000	$9,639

Total mortgage-backed securities (cost $139,455)				$9,639

SHORT-TERM INVESTMENTS (—%)*		Principal amount		Value

U.S. Treasury Bills for an effective yield
of 0.30%, November 18, 2010 ##			$69,000	$68,756

U.S. Treasury Bills for an effective yield
of 0.35%, April 1, 2010 ##			11,000	10,987

Total short-term investments (cost $79,807)				$79,743

Total investments (cost $406,643,978)				$417,086,626

Key to holding’s currency abbreviations
EUR	Euro

Key to holding’s abbreviations
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNH	Medium Term Notes Class H
MTNI	Medium Term Notes Class I
MTNJ	Medium Term Notes Class J

* Percentages indicated are based on net assets of $427,430,043.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at December 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

R Real Estate Investment Trust.

U This security, in part or in entirety, represents unfunded loan commitments (Note 8).

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at December 31, 2009.

At December 31, 2009, liquid assets totaling $1,360,000 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at December 31, 2009.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO SELL
at 12/31/09 (aggregate		Aggregate	Delivery	Unrealized
face value $7,024,318)	Value	face value	date	appreciation

Euro	$7,024,318	$7,392,100	1/20/10	$367,782

Total				$367,782

Putnam VT High Yield Fund 169

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/09

					Fixed payments	Unrealized
		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Swap counterparty/Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N. A.
Nalco Co., 7.75%, 11/15/11	Ba2	$—	$300,000	9/20/12	350 bp	$12,759

JPMorgan Chase Bank, N. A.
Claire’s Stores, 9 5/8%, 6/1/15	Ca	—	190,000	6/20/12	230 bp	(44,231)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B2	—	185,000	6/20/13	595 bp	7,546

Morgan Stanley Capital Services, Inc.
Nalco Co., 7.75%, 11/15/11	Ba2	—	305,000	9/20/12	330 bp	11,701

Nalco Co., 7.75%, 11/15/11	Ba2	—	380,000	3/20/13	460 bp	29,231

Total						$17,006

*Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2009.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$466,439	$—	$—

Capital goods	—	—	11

Communication services	826,540	—	—

Consumer cyclicals	1,309,873	1,467,305	36

Consumer staples	2,820,107	—	—

Energy	1,301,919	—	8,329

Financials	465,948	—	—

Health care	1,092,133	—	—

Utilities and power	1,432,174	—	—

Total common stocks	9,715,133	1,467,305	8,376

Convertible bonds and notes	—	16,100,896	—

Convertible preferred stocks	—	2,556,813	—

Corporate bonds and notes	—	353,193,544	3,529

Foreign government bonds and notes	—	636,510	—

Mortgage-backed securities	—	9,639	—

Preferred stocks	—	819,926	—

Senior loans	—	32,451,692	—

Warrants	23,364	20,156	—

Short-term investments	—	79,743	—

Totals by level	$9,738,497	$407,336,224	$11,905

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$384,788	$813,351

Other financial instruments include swaps, forward currency contracts and receivable purchase agreements.

170 Putnam VT High Yield Fund

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation) †	sales	Level 3	2009

Common stocks:

Capital goods	$11	$—	$—	$—	$—	$—	$11

Consumer cyclicals	34	—		(494,358)	494,360	—	36

Energy	124,165	—	135,291	(74,022)	(177,105)	—	8,329

Total common stocks	$124,210	$—	$135,291	$(568,380)	$317,255	$—	$8,376

Corporate bonds and notes	$54,583	$—	$(55)	$3,668	$(3,670)	$(50,997)	$3,529

Warrants	1,578	—	(36,659)	35,081	—	—	—

Totals:	$180,371	$—	$98,577	$(529,631)	$313,585	$(50,997)	$11,905

† Includes $(486,029) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
	2008 ††	premiums	gain/(loss)	(depreciation) †	sales	Level 3	2009 ††

Other financial instruments:	$911,896	$--	$--	$(98,545)	$--	$--	$813,351

† Includes $(98,545) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount receivable under receivable purchase agreements.

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 171

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value, (Note 1):

Unaffiliated issuers (identified cost $406,643,978)	$417,086,626

Cash	539,529

Dividends, interest and other receivables	7,823,553

Receivable for shares of the fund sold	304,042

Receivable for investments sold	4,356,930

Unrealized appreciation on forward currency contracts (Note 1)	367,782

Receivable for receivable purchase agreement (Note 2)	813,351

Unrealized appreciation on swap contracts (Note 1)	61,237

Total assets	431,353,050

Liabilities

Payable for investments purchased	2,724,046

Payable for purchases of delayed delivery securities (Notes 1 and 8)	54,709

Payable for shares of the fund repurchased	149,594

Payable for compensation of Manager (Note 2)	637,998

Payable for investor servicing fees (Note 2)	10,614

Payable for custodian fees (Note 2)	10,167

Payable for Trustee compensation and expenses (Note 2)	133,476

Payable for administrative services (Note 2)	2,726

Payable for distribution fees (Note 2)	24,674

Payable for auditing fees	81,660

Unrealized depreciation on swap contracts (Note 1)	44,231

Other accrued expenses	49,112

Total liabilities	3,923,007

Net assets	$427,430,043

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$607,418,812

Undistributed net investment income (Note 1)	30,226,023

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(221,852,556)

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	11,637,764

Total — Representing net assets applicable
to capital shares outstanding	$427,430,043

Computation of net asset value Class IA

Net Assets	$310,577,540

Number of shares outstanding	46,749,192

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$6.64

Computation of net asset value Class IB

Net Assets	$116,852,503

Number of shares outstanding	17,716,014

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$6.60

Statement of operations
Year ended 12/31/09

Investment income

Interest (including interest income of $11,775 from
investments in affiliated issuers) (Note 6)	$33,263,320

Dividends	289,454

Total investment income	33,552,774

Expenses

Compensation of Manager (Note 2)	2,601,100

Investor servicing fees (Note 2)	111,007

Custodian fees (Note 2)	26,546

Trustee compensation and expenses (Note 2)	35,314

Administrative services (Note 2)	23,456

Distribution fees — Class IB (Note 2)	255,917

Other	291,089

Fees waived and reimbursed by Manager (Note 2)	(379,436)

Total expenses	2,964,993

Expense reduction (Note 2)	(3,783)

Net expenses	2,961,210

Net investment income	30,591,564
Net realized loss on investments (Notes 1 and 3)	(36,231,778)

Net realized gain on swap contracts (Note 1)	21,629

Net realized loss on foreign currency transactions (Note 1)	(561,587)

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	585,303

Net unrealized appreciation of investments, receivable purchase
agreements and swap contracts during the year	155,362,464

Net gain on investments	119,176,031

Net increase in net assets resulting from operations	$149,767,595

The accompanying notes are an integral part of these financial statements.

172 Putnam VT High Yield Fund

Statement of changes in net assets

	Putnam VT
	High Yield Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets:

Operations:

Net investment income	$30,591,564	$35,639,216

Net realized loss on investments and
foreign currency transactions	(36,771,736)	(27,779,105)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	155,947,767	(122,353,648)

Net increase (decrease) in net assets
resulting from operations	149,767,595	(114,493,537)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(27,109,976)	(30,060,340)

Class IB	(10,092,163)	(12,192,359)

Increase (decrease) from capital share
transactions (Note 4)	7,513,827	(48,814,582)

Total increase (decrease) in net assets	120,079,283	(205,560,818)

Net assets:

Beginning of year	307,350,760	512,911,578

End of year (including undistributed net
investment income of $30,226,023 and
$36,843,846, respectively)	$427,430,043	$307,350,760

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 173

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%) c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,c,e	Ratio of net investment income (loss) to average net assets (%) b	Portfolio turnover (%)

Putnam VT High Yield Fund (Class IA)

12/31/09	$5.00	.47	1.81	2.28	(.64)	(.64)	$6.64	50.92	$310,578.73		8.29	63.24

12/31/08	7.45	.54	(2.33)	(1.79)	(.66)	(.66)	5.00	(26.21)	222,063.72		8.37	24.21

12/31/07	7.83	.58	(.33)	.25	(.63)	(.63)	7.45	3.17	360,197.73		7.67	43.25

12/31/06	7.68	.56	.20	.76	(.61)	(.61)	7.83	10.60	431,054.74		7.46	51.55

12/31/05	8.10	.56	(.31)	.25	(.67)	(.67)	7.68	3.47	460,707.76		7.27	43.21

Putnam VT High Yield Fund (Class IB)

12/31/09	$4.96	.46	1.80	2.26	(.62)	(.62)	$6.60	50.79	$116,853.98		8.05	63.24

12/31/08	7.39	.52	(2.31)	(1.79)	(.64)	(.64)	4.96	(26.37)	85,287.97		8.11	24.21

12/31/07	7.78	.56	(.34)	.22	(.61)	(.61)	7.39	2.79	152,715.98		7.42	43.25

12/31/06	7.62	.54	.21	.75	(.59)	(.59)	7.78	10.52	167,982.99		7.20	51.55

12/31/05	8.05	.53	(.31)	.22	(.65)	(.65)	7.62	3.10	170,165	1.01	7.02	43.21

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.10%

12/31/08	0.10

12/31/07	0.06

12/31/06	0.07

12/31/05	0.02

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

174 Putnam VT High Yield Fund

This page intentionally left blank.

Putnam VT High Yield Fund 175

Putnam VT Income Fund

Investment objective

High current income consistent with what Putnam Management believes to be prudent risk

Net asset value December 31, 2009

Class IA: $12.39	Class IB: $12.30

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares*	Class IB shares†

1 year	47.22%	46.65%

5 years	27.25	25.60
Annualized	4.94	4.66

10 years	75.15	70.90
Annualized	5.76	5.51

Life	325.56	308.69
Annualized	6.83	6.63

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s managers

Fixed-income markets stabilized in 2009 as investors recovered their appetite for risk. Liquidity improved, and a rally across all spread sectors accelerated through the end of the year as investors saw clearer signs of economic recovery and an end to the recession. In stark contrast to the final quarter of 2008, markets were relatively stable with much less volatility. Non-Treasury sectors led the market during the period, spurred by improved investor confidence, a renewed appetite for risk, and support from fiscal and monetary stimulus. The U.S. government, notably the Federal Reserve Board (the Fed) and the Treasury, maintained policies intended to foster market stability and investor confidence. For the 12 months ended December 31, 2009, Putnam VT Income Fund’s class IA shares returned 47.22% at net asset value.

The majority of outperformance can be attributed to management’s strategies within mortgage credit (non-agency mortgages) and prepayments. Outperformance in mortgage credit was the result of two major strategies: management’s focus on senior AAA-rated collaterized mortgage-backed securities, where spreads tightened considerably from the record wide spreads of 2008, and similar allocations within non-agency residential mortgage-backed securities, where dislocations between price and fundamental value persisted but narrowed.

Prepayment strategies, specifically management’s focus on interest cash flows from agency mortgage-backed securities, also significantly contributed to performance during 2009. Interest-only securities were priced as if prepayment rates would be higher than historic norms, but actual rates were far lower. The cheap pricing was largely the result of the massive deleveraging, illiquidity, and panic during the fourth quarter of 2008. The slow prepayment rates were largely the result of widespread home price depreciation, which left approximately one in four American mortgage holders with negative equity. The portfolio benefited from both price appreciation, as investors recognized the opportunity, and from attractive cash flows due to slow prepayment rates. Overall term structure positioning was beneficial during the period, driven primarily by tactical duration positioning and a steepening yield-curve bias in the United States.

The U.S. economy is now growing at a moderate pace. Supportive Fed and Treasury policies, improved conditions in financial markets, a stabilizing labor market, and a replenishment of inventories is helping economic activity. While the short-term outlook is certainly more favorable than it has been for a long time, the economy, in the management team’s opinion, is not yet at the threshold of robust and sustained economic growth. The economy faces significant head-winds, especially from private sector deleveraging, a constrained banking system, and risk of deflation in the coming year. Although the Fed is likely to hold rates within its current 0% to 0.25% range, fiscal policy seems unlikely to provide more stimulus to the economy beyond 2010. Management expects 2010 to be a year of economic growth, but with a second half that is slower than the first.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Current and future portfolio holdings are subject to risk.

176 Putnam VT Income Fund

Your fund’s managers

Portfolio Manager Rob Bloemker is Head of Fixed Income at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Rob, your fund’s portfolio managers are Carl Bell, Kevin Murphy, Michael Salm, and Raman Srivastava.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Credit quality

Aaa	57.9%

Aa	2.4%

A	9.0%

Baa	16.4%

Ba	3.9%

B	4.7%

Caa	4.6%

Other	1.1%

Portfolio composition and credit quality will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Credit qualities are shown as a percentage of portfolio market value as of 12/31/09. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Income Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$5.81	$7.19	$5.35	$6.61

Ending value (after expenses)	$1,195.90	$1,194.20	$1,019.91	$1,018.65

Annualized expense ratio†‡	1.05%	1.30%	1.05%	1.30%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.24% of average net assets for the six months ended 12/31/09.

Putnam VT Income Fund 177

The fund’s portfolio 12/31/09

MORTGAGE-BACKED SECURITIES (51.2%)*	Principal amount	Value

Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.335s, 2029	$436,206	$477,084
FRB Ser. 97-D5, Class A5, 6.999s, 2043	97,000	94,142

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	494,000	497,419
FRB Ser. 07-3, Class A3, 5.627s, 2049	487,000	470,467
Ser. 06-4, Class A2, 5.522s, 2046	2,663,000	2,713,645
Ser. 04-3, Class A5, 5.398s, 2039	1,630,000	1,662,200
Ser. 05-6, Class A2, 5.165s, 2047	323,000	325,038
FRB Ser. 05-1, Class A5, 5.082s, 2042	54,000	53,479
Ser. 07-5, Class XW, IO, 0.434s, 2051	13,620,307	277,854
Ser. 07-1, Class XW, IO, 0.287s, 2049	6,351,515	83,455

Banc of America Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.77s, 2035	3,502,126	46,973
Ser. 04-4, Class XC, IO, 0.298s, 2042	9,793,379	146,871
Ser. 04-5, Class XC, IO, 0.222s, 2041	29,176,611	363,202
Ser. 06-5, Class XC, IO, 0.134s, 2016	40,234,161	552,741
Ser. 05-1, Class XW, IO, 0.097s, 2042	44,338,226	44,338

Banc of America Funding Corp. FRB Ser. 06-D,
Class 6A1, 5.851s, 2036	56,851	32,121

Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 1.183s, 2018	143,000	85,800
FRB Ser. 04-BBA4, Class G, 0.933s, 2018	196,000	127,400

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 2.233s, 2022	184,000	83,344
FRB Ser. 05-MIB1, Class J, 1.283s, 2022 F	582,000	238,671

Banc of America Structured Security Trust
144A Ser. 02-X1, Class A3, 5.436s, 2033	263	263

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	3,568,421	285,507
Ser. 04-2, IO, 2.97s, 2034	1,719,331	65,335
Ser. 04-3, IO, 2.87s, 2035	1,185,579	46,000
Ser. 07-1, Class S, IO, 2.473s, 2037	5,071,763	331,186
Ser. 06-4A, IO, 2.331s, 2036	740,421	59,604
Ser. 05-3A, IO, 2.15s, 2035	5,106,201	270,118
Ser. 05-1A, IO, 2.15s, 2035	1,673,569	71,963
Ser. 06-2A, IO, 1.798s, 2036	1,022,210	59,697
FRB Ser. 05-1A, Class A1, 0.531s, 2035	389,435	257,027

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	1,249,373	830,833
Ser. 04-9, Class 1A1, 4.302s, 2034	53,985	35,110

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.182s, 2032	412,000	312,536
Ser. 07-PW17, Class A3, 5.736s, 2050	3,940,000	3,812,580
Ser. 05-PWR9, Class A2, 4.735s, 2042	537,000	536,941
Ser. 05-PWR9, Class X1, IO, 0.196s, 2042	24,558,183	165,522
Ser. 04-PR3I, Class X1, IO, 0.174s, 2041	2,523,709	35,837

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.687s, 2038	7,530,573	239,472
Ser. 06-PW14, Class X1, IO, 0.109s, 2038	8,099,676	111,857
Ser. 07-PW15, Class X1, IO, 0.088s, 2044 F	25,211,152	251,696
Ser. 05-PW10, Class X1, IO, 0.057s, 2040	12,157,003	19,694

Bear Stearns Small Balance Commercial Trust
144A Ser. 06-1A, Class AIO, IO, 1s, 2034	1,532,400	7,968

Chase Commercial Mortgage Securities Corp.
Ser. 00-3, Class A2, 7.319s, 2032	210,397	215,453

Chase Commercial Mortgage Securities Corp.
144A Ser. 98-1, Class F, 6.56s, 2030	2,005,365	2,107,011

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.092s, 2014	$1,470,000	$1,423,463
Ser. 08-C7, Class A2A, 6.034s, 2049	800,000	805,362

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 06-AR7, Class 2A2A, 5.581s, 2036	131,463	80,192

Citigroup/Deutsche Bank Commercial Mortgage
Trust 144A
Ser. 07-CD4, Class XW, IO, 0 3/8s, 2049	10,683,197	151,701
Ser. 07-CD4, Class XC, IO, 0.087s, 2049	35,722,002	232,193
Ser. 06-CD2, Class X, IO, 0.086s, 2046	32,780,159	103,826

Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	895,470	901,735
Ser. 98-C2, Class F, 5.44s, 2030	1,176,000	1,164,310

Commercial Mortgage Loan Trust Ser. 08-LS1,
Class A4B, 6.019s, 2017	710,000	620,199

Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H, 5.57s, 2019	405,000	263,136
Ser. 06-CN2A, Class J, 5.57s, 2019	324,000	178,200
FRB Ser. 01-J2A, Class A2F, 0.733s, 2034	653,000	602,680
Ser. 03-LB1A, Class X1, IO, 0.489s, 2038	3,495,943	128,979
Ser. 05-LP5, Class XC, IO, 0.251s, 2043	19,730,467	177,437
Ser. 06-C8, Class XS, IO, 0.085s, 2046	23,384,271	223,491
Ser. 05-C6, Class XC, IO, 0.064s, 2044	22,643,036	108,193

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	495,050	326,269
Ser. 06-2CB, Class A11, 6s, 2036	3,522,801	2,391,101

Countrywide Home Loans FRB Ser. 05-HYB7,
Class 6A1, 5.626s, 2035	26,913	18,570

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	312,597	298,140
Ser. 04-R2, Class 1AS, IO, 5.672s, 2034	2,495,199	283,829
IFB Ser. 05-R1, Class 1AS, IO, 5.658s, 2035	2,151,459	244,728
Ser. 06-R1, Class AS, IO, 5.636s, 2036	1,897,550	208,731
Ser. 05-R3, Class AS, IO, 5.569s, 2035	6,722,525	747,881
FRB Ser. 06-R2, Class AS, IO, 5.484s, 2036	3,605,566	365,064
IFB Ser. 05-R2, Class 1AS, IO, 5.312s, 2035	5,694,112	604,999
FRB Ser. 04-R2, Class 1AF1, 0.651s, 2034	2,037,615	1,650,468

Credit Suisse Mortgage Capital Certificates
Ser. 07-3, Class 1A1A, 5.837s, 2037	1,552,566	993,642
FRB Ser. 07-C4, Class A2, 5.809s, 2039	1,846,000	1,862,363
Ser. 06-C5, Class AX, IO, 0.118s, 2039	15,018,434	217,016

Credit Suisse Mortgage Capital Certificates 144A
Ser. 06-C4, Class AX, IO, 0.132s, 2039	30,654,473	383,932
Ser. 07-C2, Class AX, IO, 0.111s, 2049	48,684,683	317,619
Ser. 07-C1, Class AX, IO, 0.085s, 2040	31,593,508	235,719

CRESI Finance Limited Partnership 144A FRB
Ser. 06-A, Class C, 0.831s, 2017	286,000	151,580

CS First Boston Mortgage Securities Corp.
Ser. 04-C2, Class A2, 5.416s, 2036	1,850,000	1,832,115
FRB Ser. 04-C3, Class A5, 5.113s, 2036	20,000	19,798
Ser. 04-C3, Class A3, 4.302s, 2036	12,783	12,809

CS First Boston Mortgage Securities Corp. 144A
Ser. 02-CP3, Class AX, IO, 1.414s, 2035	13,872,279	418,335
FRB Ser. 05-TFLA, Class J, 1.183s, 2020	106,500	96,915
FRB Ser. 04-TF2A, Class J, 1.183s, 2016	278,000	222,400
FRB Ser. 04-TF2A, Class H, 0.933s, 2019	278,000	244,640
Ser. 01-CK1, Class AY, IO, 0.776s, 2035	42,572,301	172,946
Ser. 04-C4, Class AX, IO, 0.445s, 2039	3,116,291	69,505

CWCapital Cobalt Ser. 07-C2, Class A2, 5.334s, 2047	4,247,000	4,269,764

178 Putnam VT Income Fund

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	$208,238	$208,768
Ser. 99-CG2, Class B3, 6.1s, 2032	854,000	734,440
Ser. 99-CG2, Class B4, 6.1s, 2032	1,144,000	1,152,407

Fannie Mae
IFB Ser. 07-75, Class JS, 50.51s, 2037	282,174	480,018
IFB Ser. 06-62, Class PS, 38.513s, 2036	461,016	759,069
IFB Ser. 07-30, Class FS, 28.756s, 2037	379,536	526,928
IFB Ser. 06-49, Class SE, 28.075s, 2036	738,495	1,045,066
IFB Ser. 06-115, Class ES, 25.635s, 2036	479,364	659,180
IFB Ser. 06-8, Class HP, 23.719s, 2036	780,071	1,058,297
IFB Ser. 05-99, Class SA, 23.719s, 2035	523,392	694,873
IFB Ser. 05-74, Class DM, 23.535s, 2035	456,982	594,198
IFB Ser. 05-45, Class DC, 23.462s, 2035	633,324	866,125
IFB Ser. 05-95, Class OP, 19.641s, 2035	357,339	453,004
IFB Ser. 05-106, Class JC, 19.407s, 2035	246,402	307,259
IFB Ser. 05-83, Class QP, 16.793s, 2034	189,753	229,593
Ser. 04-T3, Class PT1, 8.883s, 2044	263,951	304,203
IFB Ser. 03-44, Class SI, IO, 7.769s, 2033	2,383,937	426,162
IFB Ser. 06-90, Class SE, IO, 7.569s, 2036	714,079	124,375
Ser. 03-W1, Class 2A, 7 1/2s, 2042	494,025	557,013
Ser. 02-T4, Class A3, 7 1/2s, 2041	95,694	107,895
Ser. 01-T3, Class A1, 7 1/2s, 2040	93,970	105,952
Ser. 01-T1, Class A1, 7 1/2s, 2040	206,545	232,879
Ser. 99-T2, Class A1, 7 1/2s, 2039	48,546	54,417
Ser. 01-W3, Class A, 7s, 2041	118,533	131,664
IFB Ser. 05-52, Class DC, IO, 6.969s, 2035	714,951	108,409
IFB Ser. 06-79, Class DI, IO, 6.919s, 2036	1,637,862	233,424
IFB Ser. 06-60, Class SI, IO, 6.919s, 2036	2,282,683	343,468
IFB Ser. 04-24, Class CS, IO, 6.919s, 2034	1,643,424	243,525
IFB Ser. 04-60, Class SW, IO, 6.819s, 2034	2,343,481	365,173
IFB Ser. 03-76, Class SB, IO, 6.819s, 2033	1,677,514	259,471
IFB Ser. 05-65, Class KI, IO, 6.769s, 2035	5,094,336	742,245
IFB Ser. 05-48, Class SM, IO, 6.569s, 2034	1,105,802	148,044
IFB Ser. 07-54, Class CI, IO, 6.529s, 2037	775,226	112,340
IFB Ser. 08-34, Class SM, IO, 6.519s, 2038	2,593,613	330,686
IFB Ser. 07-28, Class SE, IO, 6.519s, 2037	817,528	117,082
IFB Ser. 07-24, Class SD, IO, 6.519s, 2037	1,068,326	142,707
IFB Ser. 05-90, Class GS, IO, 6.519s, 2035	100,915	14,240
IFB Ser. 05-12, Class SC, IO, 6.519s, 2035	739,348	111,533
IFB Ser. 05-17, Class ES, IO, 6.519s, 2035	1,016,376	128,922
IFB Ser. 05-18, Class SK, IO, 6.519s, 2035	98,133	9,321
IFB Ser. 07-30, Class IE, IO, 6.509s, 2037	2,375,305	401,756
IFB Ser. 06-123, Class CI, IO, 6.509s, 2037	1,795,354	248,605
IFB Ser. 05-82, Class SY, IO, 6.499s, 2035	1,979,531	245,501
IFB Ser. 05-45, Class EW, IO, 6.489s, 2035	1,727,445	233,973
IFB Ser. 05-45, Class SR, IO, 6.489s, 2035	2,687,261	349,513
IFB Ser. 06-126, Class CS, IO, 6.469s, 2037	534,745	70,294
IFB Ser. 06-31, Class SX, IO, 6.469s, 2036	2,046,797	301,667
IFB Ser. 06-33, Class JS, IO, 6.469s, 2036	1,332,992	175,366
IFB Ser. 06-36, Class SP, IO, 6.469s, 2036	779,320	90,396
IFB Ser. 06-23, Class SP, IO, 6.469s, 2036	971,337	140,408
IFB Ser. 06-16, Class SM, IO, 6.469s, 2036	676,285	97,311
IFB Ser. 05-95, Class CI, IO, 6.469s, 2035	1,263,227	195,084
IFB Ser. 05-84, Class SG, IO, 6.469s, 2035	1,978,535	276,464
IFB Ser. 05-57, Class NI, IO, 6.469s, 2035	416,693	57,417
IFB Ser. 06-3, Class SB, IO, 6.469s, 2035	4,205,915	651,360
IFB Ser. 05-23, Class SG, IO, 6.469s, 2035	1,526,711	213,661
IFB Ser. 05-17, Class SA, IO, 6.469s, 2035	1,388,238	206,309
IFB Ser. 05-17, Class SE, IO, 6.469s, 2035	1,527,139	206,666
IFB Ser. 05-57, Class DI, IO, 6.469s, 2035	3,945,063	488,193
IFB Ser. 05-5, Class SD, IO, 6.469s, 2035	4,925,817	676,646

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

Fannie Mae cont.
IFB Ser. 05-83, Class QI, IO, 6.459s, 2035	350,067	48,015
IFB Ser. 06-128, Class GS, IO, 6.449s, 2037	850,235	120,569
IFB Ser. 05-73, Class SD, IO, 6.449s, 2035	144,741	24,365
IFB Ser. 06-114, Class IS, IO, 6.419s, 2036	883,572	113,803
IFB Ser. 06-51, Class SP, IO, 6.419s, 2036	3,065,019	443,493
IFB Ser. 06-115, Class GI, IO, 6.409s, 2036	909,998	158,248
IFB Ser. 06-115, Class IE, IO, 6.409s, 2036	694,940	92,044
IFB Ser. 06-104, Class IM, IO, 6.389s, 2036	293,993	33,525
IFB Ser. 06-109, Class SH, IO, 6.389s, 2036	954,838	148,242
IFB Ser. 06-104, Class IC, IO, 6.369s, 2036	3,189,329	475,900
IFB Ser. 06-103, Class SB, IO, 6.369s, 2036	1,892,952	246,845
IFB Ser. 06-43, Class SI, IO, 6.369s, 2036	1,613,094	207,880
IFB Ser. 06-39, Class DS, IO, 6.369s, 2036	5,411,585	756,565
IFB Ser. 06-8, Class JH, IO, 6.369s, 2036	3,265,047	461,007
IFB Ser. 09-12, Class CI, IO, 6.369s, 2036	3,906,227	578,704
IFB Ser. 05-122, Class SG, IO, 6.369s, 2035	689,716	92,197
IFB Ser. 05-122, Class SW, IO, 6.369s, 2035	907,824	121,265
IFB Ser. 06-92, Class JI, IO, 6.349s, 2036	721,256	96,509
IFB Ser. 06-96, Class ES, IO, 6.349s, 2036	1,098,693	133,160
IFB Ser. 06-99, Class AS, IO, 6.349s, 2036	828,755	106,402
IFB Ser. 06-60, Class YI, IO, 6.339s, 2036	982,291	160,330
IFB Ser. 06-42, Class TI, IO, 6.339s, 2036	6,087,353	786,141
IFB Ser. 06-86, Class SB, IO, 6.319s, 2036	2,757,919	402,593
IFB Ser. 09-12, Class AI, IO, 6.269s, 2037	3,438,322	464,843
IFB Ser. 07-15, Class NI, IO, 6.269s, 2022	1,257,535	139,555
IFB Ser. 07-109, Class XI, IO, 6.219s, 2037	734,880	94,200
IFB Ser. 07-30, Class LI, IO, 6.209s, 2037	2,850,877	364,602
IFB Ser. 07-30, Class OI, IO, 6.209s, 2037	3,710,463	509,628
IFB Ser. 07-89, Class SA, IO, 6.199s, 2037	2,940,913	347,028
IFB Ser. 06-82, Class SI, IO, 6.199s, 2036	3,315,213	423,274
IFB Ser. 07-54, Class IA, IO, 6.179s, 2037	1,006,713	133,964
IFB Ser. 07-54, Class IB, IO, 6.179s, 2037	1,006,713	133,964
IFB Ser. 07-54, Class IC, IO, 6.179s, 2037	1,006,713	133,964
IFB Ser. 07-54, Class ID, IO, 6.179s, 2037	1,006,713	133,964
IFB Ser. 07-54, Class IF, IO, 6.179s, 2037	1,498,006	190,457
IFB Ser. 07-54, Class UI, IO, 6.179s, 2037	1,218,031	171,105
IFB Ser. 07-15, Class CI, IO, 6.149s, 2037	3,347,760	425,466
IFB Ser. 06-115, Class JI, IO, 6.149s, 2036	2,369,202	307,379
IFB Ser. 09-43, Class SB, IO, 6.099s, 2039	164,317	22,855
IFB Ser. 06-123, Class LI, IO, 6.089s, 2037	1,615,152	200,217
IFB Ser. 07-81, Class IS, IO, 6.069s, 2037	1,472,328	179,776
IFB Ser. 08-11, Class SC, IO, 6.049s, 2038	116,004	15,128
IFB Ser. 09-71, Class XS, IO, 5.969s, 2036	24,606,318	2,693,951
IFB Ser. 07-39, Class AI, IO, 5.889s, 2037	1,745,570	199,436
IFB Ser. 07-32, Class SD, IO, 5.879s, 2037	1,212,212	144,660
IFB Ser. 07-30, Class UI, IO, 5.869s, 2037	997,220	116,001
IFB Ser. 07-1, Class CI, IO, 5.869s, 2037	1,116,726	140,286
IFB Ser. 07-3, Class SH, IO, 5.839s, 2037	562,111	63,391
IFB Ser. 09-12, Class DI, IO, 5.799s, 2037	2,904,496	365,072
IFB Ser. 05-58, Class IK, IO, 5.769s, 2035	1,705,211	311,598
Ser. 06-W3, Class 1AS, IO, 5.756s, 2046	3,967,519	476,102
IFB Ser. 07-75, Class ID, IO, 5.639s, 2037	989,301	116,492
Ser. 383, Class 18, IO, 5 1/2s, 2038	393,431	64,972
Ser. 383, Class 19, IO, 5 1/2s, 2038	357,264	59,038
Ser. 383, Class 6, IO, 5 1/2s, 2037	302,370	56,364
Ser. 383, Class 7, IO, 5 1/2s, 2037	298,286	48,523
Ser. 383, Class 20, IO, 5 1/2s, 2037	228,182	38,363
IFB Ser. 09-3, Class SE, IO, 5.269s, 2037	1,410,159	139,313
Ser. 385, Class 3, IO, 5s, 2038 F	320,852	60,716
Ser. 340, Class 2, IO, 5s, 2033	3,920,879	901,802
IFB Ser. 05-W2, Class A2, IO, 4.979s, 2035	1,237,752	117,586

Putnam VT Income Fund 179

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

Fannie Mae cont.
Ser. 09-86, Class UI, IO, 4s, 2014	$21,814,376	$2,197,599
Ser. 03-W12, Class 2, IO, 2.216s, 2043	1,998,853	181,886
Ser. 03-W10, Class 3, IO, 1.88s, 2043	1,856,854	137,635
Ser. 03-W10, Class 1, IO, 1.837s, 2043	4,608,523	343,448
Ser. 03-W8, Class 12, IO, 1.635s, 2042	8,536,869	577,407
Ser. 03-W17, Class 12, IO, 1.141s, 2033	2,579,178	119,023
Ser. 03-T2, Class 2, IO, 0.809s, 2042	12,838,483	358,386
Ser. 03-W3, Class 2IO1, IO, 0.675s, 2042	1,251,813	33,957
Ser. 03-W6, Class 51, IO, 0.67s, 2042	3,564,645	95,839
Ser. 01-T12, Class IO, 0.565s, 2041	6,688,902	142,464
Ser. 03-W2, Class 1, IO, 0.467s, 2042	6,656,697	97,338
Ser. 03-W3, Class 1, IO, 0.443s, 2042	12,092,537	200,712
Ser. 02-T1, Class IO, IO, 0.423s, 2031	5,736,171	80,655
Ser. 03-W6, Class 3, IO, 0.368s, 2042	5,037,060	73,969
Ser. 03-W6, Class 23, IO, 0.352s, 2042	5,344,352	74,218
Ser. 03-W4, Class 3A, IO, 0.17s, 2042	5,253,099	80,408
Ser. 07-64, Class LO, PO, zero %, 2037	458,315	405,601
Ser. 06-56, Class XF, zero %, 2036	60,643	52,177
Ser. 06-59, Class QC, PO, zero %, 2033	166,789	139,439
Ser. 04-61, Class JO, PO, zero %, 2032	257,200	225,915
Ser. 326, Class 1, PO, zero %, 2032	307,709	255,211
Ser. 318, Class 1, PO, zero %, 2032	116,469	98,489
Ser. 314, Class 1, PO, zero %, 2031	554,956	475,691
FRB Ser. 06-115, Class SN, zero %, 2036	367,455	440,417
FRB Ser. 06-104, Class EK, zero %, 2036	60,561	58,283
FRB Ser. 05-117, Class GF, zero %, 2036	63,049	60,379
FRB Ser. 05-57, Class UL, zero %, 2035	166,725	165,305
FRB Ser. 05-51, Class FV, zero %, 2035	188,187	160,360
FRB Ser. 05-36, Class QA, zero %, 2035	86,736	71,469
FRB Ser. 05-65, Class CU, zero %, 2034	24,366	21,795
FRB Ser. 06-1, Class HF, zero %, 2032	29,928	25,984
IFB Ser. 09-86, Class SA, IO, zero %, 2039	29,085,834	376,549
IFB Ser. 06-75, Class FY, zero %, 2036	78,866	77,678
IFB Ser. 06-48, Class FG, zero %, 2036	221,000	189,544

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	70,798	78,564
IFB Ser. T-56, Class 2ASI, IO, 7.869s, 2043	600,394	100,566
Ser. T-51, Class 2A, 7 1/2s, 2042	370,821	415,667
IFB Ser. T-56, Class 3ASI, IO, 7.269s, 2043	250,349	40,056
Ser. T-56, Class A, IO, 0.524s, 2043	3,386,526	72,232
Ser. T-56, Class 1, IO, 0.232s, 2043	4,636,698	39,726
Ser. T-56, Class 3, IO, 0.088s, 2043	3,490,045	41,039
Ser. T-56, Class 2, IO, 0.041s, 2043	4,238,249	350

First Horizon Alternative Mortgage Securities
FRB Ser. 05-AA10, Class 2A1, 5.701s, 2035	567,453	323,448

First Union National Bank-Bank of America
Commercial Mortgage 144A Ser. 01-C1,
Class 3, IO, 1.691s, 2033	12,113,247	142,936

First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	1,196,000	1,044,614
Ser. 97-C2, Class G, 7 1/2s, 2029	361,000	332,120

First Union-Lehman Brothers-Bank of America
144A Ser. 98-C2, Class G, 7s, 2035	1,515,000	1,257,450

Freddie Mac
IFB Ser. 3182, Class PS, 27.667s, 2032	695,017	989,185
IFB Ser. 3211, Class SI, IO, 26.685s, 2036	75,558	46,530
IFB Ser. 3408, Class EK, 24.855s, 2037	623,813	834,045
IFB Ser. 2976, Class KL, 23.529s, 2035	821,562	1,097,209
IFB Ser. 2979, Class AS, 23.419s, 2034	193,456	248,204

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

Freddie Mac cont.
IFB Ser. 3065, Class DC, 19.161s, 2035	$769,507	$962,677
IFB Ser. 2990, Class LB, 16.35s, 2034	865,872	1,023,779
IFB Ser. 3489, Class SD, IO, 7.567s, 2032	1,206,583	198,678
IFB Ser. 2828, Class GI, IO, 7.267s, 2034	1,398,094	219,041
IFB Ser. 3184, Class SP, IO, 7.117s, 2033	1,152,940	144,582
IFB Ser. 3110, Class SP, IO, 7.067s, 2035	1,820,770	316,042
IFB Ser. 3156, Class PS, IO, 7.017s, 2036	1,413,093	236,805
IFB Ser. 2927, Class SI, IO, 7s, 2035	1,094,518	164,350
IFB Ser. 3149, Class LS, IO, 6.967s, 2036	3,019,004	550,729
IFB Ser. 3119, Class PI, IO, 6.967s, 2036	966,770	175,284
IFB Ser. 2882, Class NS, IO, 6.967s, 2034	910,100	119,239
IFB Ser. 2882, Class LS, IO, 6.967s, 2034	557,971	78,486
IFB Ser. 3308, Class S, IO, 6.967s, 2032	7,442,412	1,019,884
IFB Ser. 3149, Class SE, IO, 6.917s, 2036	941,871	162,107
IFB Ser. 3157, Class SA, IO, 6.917s, 2036	2,517,233	430,493
IFB Ser. 3203, Class SH, IO, 6.907s, 2036	685,233	107,423
IFB Ser. 3208, Class PS, IO, 6.867s, 2036	6,585,471	1,183,070
IFB Ser. 2835, Class AI, IO, 6.867s, 2034	667,676	107,348
IFB Ser. 2815, Class PT, IO, 6.817s, 2032	1,285,782	164,187
IFB Ser. 2828, Class TI, IO, 6.817s, 2030	589,537	68,843
IFB Ser. 3397, Class GS, IO, 6.767s, 2037	688,980	77,273
IFB Ser. 3249, Class SI, IO, 6.517s, 2036	540,094	75,643
IFB Ser. 3028, Class ES, IO, 6.517s, 2035	1,986,165	280,315
IFB Ser. 2922, Class SE, IO, 6.517s, 2035	1,469,071	187,260
IFB Ser. 2981, Class AS, IO, 6.487s, 2035	996,794	116,651
IFB Ser. 3287, Class SE, IO, 6.467s, 2037	2,991,536	456,808
IFB Ser. 3122, Class DS, IO, 6.467s, 2036	1,067,694	149,250
IFB Ser. 3123, Class LI, IO, 6.467s, 2036	1,471,695	235,012
IFB Ser. 3117, Class SI, IO, 6.467s, 2036	2,028,068	289,317
IFB Ser. 3107, Class DC, IO, 6.467s, 2035	1,612,976	244,914
IFB Ser. 3001, Class IH, IO, 6.467s, 2035	167,040	23,581
IFB Ser. 2950, Class SM, IO, 6.467s, 2016	1,689,687	205,317
IFB Ser. 3256, Class S, IO, 6.457s, 2036	1,266,764	169,780
IFB Ser. 3031, Class BI, IO, 6.457s, 2035	697,460	71,636
IFB Ser. 3244, Class SB, IO, 6.427s, 2036	788,593	99,240
IFB Ser. 3249, Class SM, IO, 6.417s, 2036	2,136,685	297,213
IFB Ser. 3236, Class IS, IO, 6.417s, 2036	1,438,549	185,691
IFB Ser. 3240, Class SM, IO, 6.417s, 2036	2,130,632	275,204
IFB Ser. 3147, Class SD, IO, 6.417s, 2036	3,777,761	503,505
IFB Ser. 3398, Class SI, IO, 6.417s, 2036	2,741,698	348,519
IFB Ser. 3067, Class SI, IO, 6.417s, 2035	3,593,891	553,693
IFB Ser. 3196, Class SA, IO, 6.417s, 2032	4,629,233	527,019
IFB Ser. 3128, Class JI, IO, 6.397s, 2036	2,136,909	286,836
IFB Ser. 2990, Class LI, IO, 6.397s, 2034	1,323,747	197,821
IFB Ser. 3240, Class S, IO, 6.387s, 2036	2,607,644	347,828
IFB Ser. 3229, Class BI, IO, 6.387s, 2036	241,852	28,061
IFB Ser. 3065, Class DI, IO, 6.387s, 2035	529,773	76,672
IFB Ser. 3145, Class GI, IO, 6.367s, 2036	1,811,505	253,163
IFB Ser. 3114, Class GI, IO, 6.367s, 2036	771,988	114,360
IFB Ser. 3114, Class IP, IO, 6.367s, 2036	986,041	127,115
IFB Ser. 3510, Class IB, IO, 6.367s, 2036	1,288,588	208,128
IFB Ser. 2650, Class SK, IO, 6.367s, 2032	4,925,364	569,476
IFB Ser. 3218, Class AS, IO, 6.347s, 2036	954,188	117,551
IFB Ser. 3221, Class SI, IO, 6.347s, 2036	1,092,008	135,750
IFB Ser. 3153, Class UI, IO, 6.337s, 2036	720,736	128,315
IFB Ser. 3153, Class QI, IO, 6.317s, 2036	654,633	104,824
IFB Ser. 3346, Class SC, IO, 6.317s, 2033	6,265,579	875,700
IFB Ser. 3346, Class SB, IO, 6.317s, 2033	525,718	73,485
IFB Ser. 3349, Class AS, IO, 6.267s, 2037	7,028,001	926,898
IFB Ser. 3510, Class IA, IO, 6.267s, 2037	2,219,382	277,416
IFB Ser. 3201, Class SG, IO, 6.267s, 2036	1,539,378	198,397

180 Putnam VT Income Fund

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

Freddie Mac cont.
IFB Ser. 3203, Class SE, IO, 6.267s, 2036	$1,289,159	$162,190
IFB Ser. 3238, Class LI, IO, 6.257s, 2036	144,506	18,512
IFB Ser. 3171, Class PS, IO, 6.252s, 2036	1,225,135	151,276
IFB Ser. 3171, Class ST, IO, 6.252s, 2036	2,611,036	321,941
IFB Ser. 3510, Class CI, IO, 6.247s, 2037	3,138,136	407,614
IFB Ser. 3152, Class SY, IO, 6.247s, 2036	1,560,445	224,502
IFB Ser. 3510, Class DI, IO, 6.247s, 2035	1,994,912	264,297
IFB Ser. 3181, Class PS, IO, 6.237s, 2036	810,790	117,199
IFB Ser. 3308, Class SA, IO, 6.217s, 2037	1,799,046	221,722
IFB Ser. 3199, Class S, IO, 6.217s, 2036	809,490	105,911
IFB Ser. 3284, Class LI, IO, 6.207s, 2037	3,535,629	453,489
IFB Ser. 3281, Class AI, IO, 6.197s, 2037	2,803,568	360,999
IFB Ser. 3311, Class IA, IO, 6.177s, 2037	1,389,251	179,380
IFB Ser. 3311, Class IB, IO, 6.177s, 2037	1,389,251	179,380
IFB Ser. 3311, Class IC, IO, 6.177s, 2037	1,389,251	179,380
IFB Ser. 3311, Class ID, IO, 6.177s, 2037	1,389,251	179,380
IFB Ser. 3311, Class IE, IO, 6.177s, 2037	1,981,758	255,885
IFB Ser. 3510, Class AS, IO, 6.177s, 2037	5,601,912	773,041
IFB Ser. 3240, Class GS, IO, 6.147s, 2036	1,653,733	205,709
IFB Ser. 3424, Class TI, IO, 6.147s, 2035	7,257,104	789,987
IFB Ser. 3257, Class SI, IO, 6.087s, 2036	702,770	81,817
IFB Ser. 3225, Class EY, IO, 6.057s, 2036	5,122,044	603,507
IFB Ser. 3225, Class JY, IO, 6.057s, 2036	3,058,729	377,222
IFB Ser. 3339, Class TI, IO, 5.907s, 2037	1,472,741	174,022
IFB Ser. 3284, Class CI, IO, 5.887s, 2037	2,554,743	303,805
IFB Ser. 3531, Class SM, IO, 5.867s, 2039	5,017,659	546,541
IFB Ser. 3510, Class IC, IO, 5.847s, 2037	2,420,566	287,400
IFB Ser. 3309, Class SG, IO, 5.837s, 2037	2,852,434	304,925
IFB Ser. 2965, Class SA, IO, 5.817s, 2032	1,051,540	125,673
IFB Ser. 3510, Class BI, IO, 5.797s, 2037	2,854,591	350,418
IFB Ser. 3451, Class S, IO, 5.797s, 2037	14,994,735	1,561,466
IFB Ser. 3397, Class SQ, IO, 5.737s, 2037	2,073,344	225,952
IFB Ser. 3424, Class UI, IO, 5.527s, 2037	217,720	29,503
IFB Ser. 3423, Class GS, IO, 5.417s, 2038	780,341	70,946
Ser. 3369, Class BO, PO, zero %, 2037	70,192	56,951
Ser. 3327, Class IF, IO, zero %, 2037	211,783	10,500
Ser. 3391, PO, zero %, 2037	116,269	94,546
Ser. 3292, Class DO, PO, zero %, 2037	90,201	70,686
Ser. 3300, PO, zero %, 2037	502,558	413,746
Ser. 3175, Class MO, PO, zero %, 2036	93,575	75,871
Ser. 3210, PO, zero %, 2036	58,377	48,412
Ser. 3084, PO, zero %, 2035	37,056	36,414
Ser. 2971, Class KO, PO, zero %, 2035	67,792	58,219
Ser. 2858, Class MO, PO, zero %, 2034	13,773	13,037
Ser. 2587, Class CO, PO, zero %, 2032	384,664	351,855
Ser. 201, PO, zero %, 2029	343,270	282,805
FRB Ser. 3349, Class DO, zero %, 2037	125,850	111,208
FRB Ser. 3326, Class XF, zero %, 2037	107,784	104,387
FRB Ser. 3326, Class YF, zero %, 2037	371,151	416,971
FRB Ser. 3263, Class TA, zero %, 2037	64,764	64,881
FRB Ser. 3231, Class X, zero %, 2036	50,885	50,667
FRB Ser. 3147, Class SF, zero %, 2036	213,983	211,270
FRB Ser. 3117, Class AF, zero %, 2036	52,027	45,067
FRB Ser. 3047, Class BD, zero %, 2035	123,551	105,057
FRB Ser. 3326, Class WF, zero %, 2035	531,565	530,408
FRB Ser. 3033, Class YF, zero %, 2035	141,814	125,638
FRB Ser. 3036, Class AS, zero %, 2035	61,138	46,338
FRB Ser. 3251, Class TP, zero %, 2035	126,738	97,089
FRB Ser. 3003, Class XF, zero %, 2035	719,115	708,475
FRB Ser. 2963, Class TW, zero %, 2035	94,473	81,115
FRB Ser. 2947, Class GF, zero %, 2034	106,433	94,083
FRB Ser. 3006, Class TE, zero %, 2034	88,617	81,062

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.151s, 2043	$30,966,310	$200,947
Ser. 07-C1, Class XC, IO, 0.095s, 2019	73,325,096	381,291
Ser. 05-C3, Class XC, IO, 0.089s, 2045	92,552,967	336,280

GMAC Commercial Mortgage Securities, Inc.
Ser. 97-C1, Class X, IO, 1.279s, 2029	2,591,970	119,487
Ser. 05-C1, Class X1, IO, 0.216s, 2043	32,498,817	325,925

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	357,970	275,637
Ser. 06-C1, Class XC, IO, 0.07s, 2045	64,463,021	303,444

Government National Mortgage Association
IFB Ser. 06-34, Class SA, 38.141s, 2036	81,045	121,182
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	88,479	14,975
IFB Ser. 08-47, Class S, IO, 7.468s, 2038	1,149,879	155,408
IFB Ser. 05-68, Class PU, IO, 7.067s, 2032	145,689	19,354
IFB Ser. 04-59, Class SC, IO, 6.968s, 2034	586,845	83,436
IFB Ser. 05-68, Class SN, IO, 6.968s, 2034	317,247	38,006
IFB Ser. 09-77, Class CS, IO, 6.768s, 2038	2,775,645	358,852
IFB Ser. 04-96, Class KS, IO, 6.767s, 2034	148,984	21,910
IFB Ser. 06-16, Class GS, IO, 6.757s, 2036	637,311	77,198
IFB Ser. 04-5, Class PS, IO, 6.717s, 2033	1,982,000	325,991
IFB Ser. 09-106, Class XN, IO, 6.667s, 2035	1,044,597	70,362
IFB Ser. 07-9, Class BI, IO, 6.587s, 2037	12,559,928	1,237,137
IFB Ser. 09-66, Class XS, IO, 6.568s, 2039	18,082,032	2,092,568
IFB Ser. 07-26, Class SL, IO, 6.568s, 2037	63,608	8,874
IFB Ser. 09-106, Class XI, IO, 6.567s, 2037	5,062,207	578,381
IFB Ser. 07-22, Class S, IO, 6.567s, 2037	904,498	102,947
IFB Ser. 09-106, Class XL, IO, 6.517s, 2037	1,006,041	111,406
IFB Ser. 04-104, Class IS, IO, 6.517s, 2034	98,281	11,800
IFB Ser. 09-87, Class IG, IO, 6.507s, 2037	3,851,334	509,118
IFB Ser. 07-58, Class PS, IO, 6.467s, 2037	375,298	34,531
IFB Ser. 07-37, Class SU, IO, 6.458s, 2037	140,195	18,537
IFB Ser. 07-37, Class YS, IO, 6.438s, 2037	242,620	29,585
IFB Ser. 07-59, Class PS, IO, 6.437s, 2037	680,147	57,846
IFB Ser. 07-59, Class SP, IO, 6.437s, 2037	1,749,697	150,859
IFB Ser. 07-68, Class PI, IO, 6.417s, 2037	880,729	84,834
IFB Ser. 09-106, Class LP, IO, 6.377s, 2036	417,473	44,476
IFB Ser. 09-106, Class CM, IO, 6.368s, 2034	400,355	49,684
IFB Ser. 08-6, Class TI, IO, 6.368s, 2032	289,617	28,822
IFB Ser. 07-45, Class QB, IO, 6.367s, 2037	4,038,152	387,058
IFB Ser. 04-34, Class SA, IO, 6.367s, 2034	1,353,702	182,331
IFB Ser. 09-87, Class SK, IO, 6.367s, 2032	1,945,050	202,683
IFB Ser. 07-17, Class AI, IO, 6.318s, 2037	3,180,925	431,267
IFB Ser. 09-13, Class SD, IO, 6.318s, 2033	3,780,648	349,528
IFB Ser. 07-68, Class SH, IO, 6.307s, 2037	12,636,220	1,114,550
IFB Ser. 07-24, Class SA, IO, 6.277s, 2037	10,846,246	1,203,679
IFB Ser. 07-9, Class AI, IO, 6.268s, 2037	1,186,000	119,741
IFB Ser. 09-106, Class LS, IO, 6.267s, 2037	1,159,066	111,897
IFB Ser. 07-36, Class SG, IO, 6.237s, 2037	32,140,530	3,170,740
IFB Ser. 09-35, Class SP, IO, 6.168s, 2037	3,928,804	467,671
IFB Ser. 09-106, Class KS, IO, 6.167s, 2039	11,014,359	980,127
IFB Ser. 05-65, Class SI, IO, 6.117s, 2035	1,197,501	131,783
IFB Ser. 06-10, Class SL, IO, 6.027s, 2036	8,565,187	895,628
IFB Ser. 07-17, Class IC, IO, 6.018s, 2037	1,673,935	195,454
IFB Ser. 07-17, Class IB, IO, 6.017s, 2037	657,547	83,112
IFB Ser. 09-106, Class SD, IO, 6.017s, 2036	4,981,675	519,075
IFB Ser. 09-92, Class SC, IO, 5.968s, 2039	9,608,171	873,854
IFB Ser. 09-76, Class CS, IO, 5.968s, 2039	15,521,161	1,673,581
IFB Ser. 07-25, Class KS, IO, 5.968s, 2037	330,411	33,639
IFB Ser. 07-21, Class S, IO, 5.968s, 2037	1,548,936	139,192
IFB Ser. 09-106, Class SU, IO, 5.967s, 2037	4,298,596	399,983
IFB Ser. 07-18, Class SD, IO, 5.967s, 2037	6,706,634	659,561

Putnam VT Income Fund 181

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-7, Class JI, IO, 5.967s, 2037	$1,840,622	$203,777
IFB Ser. 07-17, Class SI, IO, 5.956s, 2037	295,686	32,961
IFB Ser. 07-31, Class AI, IO, 5.948s, 2037	1,011,957	130,011
IFB Ser. 07-43, Class SC, IO, 5.868s, 2037	897,985	85,301
IFB Ser. 09-106, Class SL, IO, 5.867s, 2036	412,633	44,891
IFB Ser. 09-87, Class TS, IO, 5.867s, 2035	5,569,998	629,984
IFB Ser. 04-83, Class CS, IO, 5.847s, 2034	231,656	25,721
IFB Ser. 09-106, Class ST, IO, 5.767s, 2038	1,487,764	150,147
IFB Ser. 09-87, Class WT, IO, 0.188s, 2035	5,570,582	21,238
Ser. 06-36, Class OD, PO, zero %, 2036	39,395	32,632
FRB Ser. 07-73, Class KI, IO, zero %, 2037 F	1,715,652	36,750
FRB Ser. 07-73, Class KM, zero %, 2037	171,357	166,814
FRB Ser. 07-35, Class UF, zero %, 2037	59,599	58,114
FRB Ser. 06-56, Class YF, zero %, 2036	24,916	24,600
IFB Ser. 09-106, Class WT, IO, zero %, 2037	873,233	3,287

Greenwich Capital Commercial Funding Corp.
Ser. 05-GG5, Class A2, 5.117s, 2037	1,346,000	1,351,248
Ser. 05-GG5, Class XC, IO, 0.084s, 2037	138,660,542	404,819

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.805s, 2045	928,000	907,878
Ser. 06-GG6, Class A2, 5.506s, 2038	1,238,000	1,254,546
Ser. 05-GG4, Class A4, 4.761s, 2039	42,000	37,143

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	512,505	495,849
FRB Ser. 07-EOP, Class J, 1.083s, 2020	171,000	140,427
Ser. 06-GG8, Class X, IO, 0.666s, 2039	19,792,620	514,685
Ser. 04-C1, Class X1, IO, 0.297s, 2028	9,528,304	42,096
Ser. 03-C1, Class X1, IO, 0.276s, 2040	8,157,865	161,083
Ser. 06-GG6, Class XC, IO, 0.052s, 2038	65,845,845	141,904

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	100,558	91,507
Ser. 05-RP3, Class 1A3, 8s, 2035	344,611	313,166
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	263,665	236,640
FRB Ser. 05-RP2, Class 1AF, 0.581s, 2035	1,022,280	826,769

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	306,463	288,650
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	341,337	323,417
IFB Ser. 04-4, Class 1AS, IO, 5.783s, 2034	4,878,338	573,205
Ser. 05-RP3, Class 1AS, IO, 5.669s, 2035	8,312,636	997,516

GSR Mortgage Loan Trust Ser. 05-AR2,
Class 2A1, 4.746s, 2035	550,634	429,495

HASCO NIM Trust 144A Ser. 05-OP1A, Class A,
6 1/4s, 2035 (In default) †	100,429	10

HSI Asset Loan Obligation FRB Ser. 07-AR1,
Class 2A1, 6.022s, 2037	1,274,996	879,747

IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 0.341s, 2037 F	1,495,587	807,617

IndyMac Indx Mortgage Loan Trust
FRB Ser. 05-AR31, Class 3A1, 5 1/2s, 2036	1,516,104	879,340
FRB Ser. 07-AR11, Class 1A1, 5.07s, 2037	1,236,738	667,839

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	377,000	343,070
FRB Ser. 07-LD12, Class AM, 6.062s, 2051	1,092,000	764,006
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	8,744,000	8,245,537
Ser. 07-CB20, Class A3, 5.863s, 2051	2,329,000	2,257,436
FRB Ser. 07-LD11, Class A3, 5.818s, 2049	1,157,000	1,114,103
Ser. 06-CB15, Class A4, 5.814s, 2043	1,799,000	1,733,516
Ser. 07-CB20, Class A4, 5.794s, 2051	515,000	444,159
FRB Ser. 04-PNC1, Class A4, 5.389s, 2041	16,000	15,851
Ser. 05-CB12, Class A4, 4.895s, 2037	42,000	39,920

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 04-C3, Class A5, 4.878s, 2042	$40,000	$38,974
Ser. 05-LDP2, Class AM, 4.78s, 2042	680,000	543,387
Ser. 06-LDP8, Class X, IO, 0.572s, 2045	26,212,311	621,929
Ser. 06-CB17, Class X, IO, 0.512s, 2043	17,488,467	494,925
Ser. 06-LDP9, Class X, IO, 0.469s, 2047	4,068,606	85,024
Ser. 07-LDPX, Class X, IO, 0.346s, 2049	21,911,747	336,273
Ser. 06-CB16, Class X1, IO, 0.113s, 2045	15,960,797	187,903

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	473,000	471,596
Ser. 03-ML1A, Class X1, IO, 0.62s, 2039	14,779,652	476,223
Ser. 07-CB20, Class X1, IO, 0.137s, 2051	35,120,085	370,552
Ser. 05-CB12, Class X1, IO, 0.114s, 2037	21,811,137	183,530
Ser. 06-LDP6, Class X1, IO, 0.064s, 2043	43,881,687	182,776

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	314,997	224,377
Ser. 99-C1, Class G, 6.41s, 2031	337,198	192,681
Ser. 98-C4, Class G, 5.6s, 2035	260,000	261,300
Ser. 98-C4, Class H, 5.6s, 2035 F	441,000	286,040

LB-UBS Commercial Mortgage Trust
Ser. 07-C1, Class A2, 5.318s, 2040	2,440,000	2,484,520
Ser. 04-C7, Class A6, 4.786s, 2029	747,000	721,600
Ser. 07-C2, Class XW, IO, 0.547s, 2040	4,710,555	103,983

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.716s, 2038	22,894,109	710,180
Ser. 03-C5, Class XCL, IO, 0.4s, 2037	6,331,921	111,827
Ser. 05-C2, Class XCL, IO, 0.307s, 2040	114,873,292	886,420
Ser. 05-C3, Class XCL, IO, 0.297s, 2040	48,728,830	891,348
Ser. 05-C5, Class XCL, IO, 0.203s, 2020	51,991,237	590,485
Ser. 05-C7, Class XCL, IO, 0.168s, 2040	63,530,680	417,956
Ser. 06-C7, Class XCL, IO, 0.154s, 2038	35,193,472	479,381
Ser. 07-C2, Class XCL, IO, 0.102s, 2040	75,847,117	755,361
Ser. 06-C1, Class XCL, IO, 0.097s, 2041	66,856,177	555,307

Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 1.183s, 2017	377,000	284,198
FRB Ser. 05-LLFA, Class J, 1.033s, 2018	173,000	94,713

MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 4.41s, 2034	44,443	31,310

MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	251,425	238,225
Ser. 05-1, Class 1A4, 7 1/2s, 2034	437,649	414,673

Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 0.851s, 2027	1,539,005	1,096,249

Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.148s, 2049	37,713,421	417,476

Merrill Lynch Floating Trust 144A FRB
Ser. 06-1, Class TM, 0.733s, 2022	408,848	335,255

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.846s, 2030	283,000	280,710
FRB Ser. 05-A9, Class 3A1, 5.253s, 2035	1,357,527	1,031,817

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.828s, 2050	640,000	621,464
FRB Ser. 07-C1, Class A4, 5.828s, 2050	720,000	602,290
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041	41,000	39,834
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043	40,000	38,651
Ser. 05-MCP1, Class XC, IO, 0.21s, 2043	27,528,992	258,773

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.427s, 2039	5,549,952	120,434
Ser. 05-LC1, Class X, IO, 0.1s, 2044	14,849,839	89,167

182 Putnam VT Income Fund

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

Merrill Lynch/Countrywide Commercial
Mortgage Trust
FRB Ser. 07-8, Class A3, 5.957s, 2049	$1,790,000	$1,568,756
FRB Ser. 07-8, Class A2, 5.92s, 2049	759,000	756,723
Ser. 06-4, Class A2, 5.112s, 2049	3,296,000	3,311,614

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.006s, 2037	1,158,294	162,161
Ser. 04-C2, Class X, IO, 6.004s, 2040	1,061,459	127,375
Ser. 05-C3, Class X, IO, 5.555s, 2044	1,169,652	116,965
Ser. 06-C4, Class X, IO, 5.454s, 2016	3,461,665	380,783

Morgan Stanley Capital 144A Ser. 05-RR6,
Class X, IO, 1.574s, 2043	4,598,611	122,323

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.28s, 2043	553,000	547,404
FRB Ser. 06-IQ11, Class A4, 5.77s, 2042	1,799,000	1,779,702
Ser. 06-T21, Class A2, 5.09s, 2052	1,237,000	1,248,777
Ser. 05-HQ6, Class A4A, 4.989s, 2042	1,065,000	1,037,310
Ser. 04-HQ4, Class A7, 4.97s, 2040	882,000	866,709

Morgan Stanley Capital I 144A
Ser. 04-RR, Class F5, 6s, 2039	790,000	57,275
Ser. 04-RR, Class F6, 6s, 2039	820,000	51,250
Ser. 05-HQ5, Class X1, IO, 0.093s, 2042	7,848,603	40,106

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 3.94s, 2035	1,459,434	890,255

Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.082s, 2030	470,000	474,700

Nomura Asset Acceptance Corp. Ser. 04-R3,
Class PT, 5.257s, 2035	167,389	154,553

Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	140,870	131,610

PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	1,699,000	1,699,265
Ser. 00-C1, Class J, 6 5/8s, 2010	206,000	152,850

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037	470,320	348,037

Salomon Brothers Mortgage Securities VII 144A
Ser. 02-KEY2, Class X1, IO, 1.973s, 2036	8,669,589	316,440

STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018	336,000	252,000
Ser. 03-1A, Class M, 5s, 2018	228,000	136,800
Ser. 04-1A, Class L, 5s, 2018	150,000	90,000

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	3,299,459	2,144,649
FRB Ser. 07-10, Class 1A1, 6s, 2037	4,312,964	2,309,795
FRB Ser. 05-18, Class 6A1, 5.197s, 2035	687,471	494,979

Structured Adjustable Rate Mortgage Loan Trust
144A Ser. 04-NP2, Class A, 0.581s, 2034	260,690	212,463

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.019s, 2037	16,618,931	1,994,272
Ser. 07-4, Class 1A4, IO, 1s, 2037 F	17,583,865	463,775

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.442s, 2037	4,109,762	444,368
Ser. 06-RF4, Class 1A, IO, 5.312s, 2036	2,277,962	226,824

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 5.902s, 2051	1,405,000	1,370,121
FRB Ser. 07-C32, Class A2, 5.735s, 2049	2,859,000	2,912,362
Ser. 07-C31, Class A3, 5.483s, 2047	644,000	630,656
Ser. 07-C31, Class A2, 5.421s, 2047	3,696,000	3,738,874
Ser. 07-C30, Class A3, 5.246s, 2043	1,743,000	1,683,990
Ser. 04-C15, Class A4, 4.803s, 2041	1,317,000	1,260,288
Ser. 06-C29, IO, 0 3/8s, 2048	36,311,963	670,682
Ser. 07-C34, IO, 0.354s, 2046	9,384,010	166,003

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.533s, 2018	$313,000	$156,500
Ser. 03-C3, Class IOI, IO, 0.44s, 2035	6,192,826	159,619
Ser. 07-C31, IO, 0.26s, 2047	57,701,273	688,376
Ser. 06-C27, Class XC, IO, 0.121s, 2045	18,227,164	143,266
Ser. 06-C23, Class XC, IO, 0.058s, 2045	38,491,916	182,452
Ser. 06-C26, Class XC, IO, 0.04s, 2045	14,501,006	38,718

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2014	73,000	21,566
Ser. 06-SL1, Class X, IO, 0.934s, 2043	3,009,564	102,205
Ser. 07-SL2, Class X, IO, 0.849s, 2049	5,821,243	165,673

Washington Mutual Multi-Fam., Mtge. 144A
Ser. 01-1, Class B5, 7.17s, 2031	572,000	411,840

Total mortgage-backed securities (cost $202,261,203)		$240,584,637

CORPORATE BONDS AND NOTES (25.3%)*	Principal amount	Value

Basic materials (1.7%)
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	$23,000	$26,474

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (Luxembourg)	145,000	186,686

ArcelorMittal sr. unsec.
unsub. notes 6 1/8s, 2018 (Luxembourg)	140,000	144,457

Dow Chemical Co. (The) notes 9.4s, 2039	305,000	403,256

Dow Chemical Co. (The) sr. unsec. notes 7.6s, 2014	804,000	914,865

Dow Chemical Co. (The) sr. unsec.
unsub. notes 8.55s, 2019	585,000	697,990

Dow Chemical Co. (The) sr. unsec.
unsub. notes 5.9s, 2015	467,000	501,827

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	349,000	381,719

Georgia-Pacific, LLC sr. unsec. unsub. notes 9 1/2s, 2011	106,000	114,480

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011	260,000	273,000

Holcim, Ltd. 144A company guaranty 6s,
2019 (Switzerland)	215,000	223,792

International Paper Co. bonds 7.95s, 2018	737,000	850,063

International Paper Co. sr. unsec. notes 9 3/8s, 2019	607,000	743,575

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	585,000	639,426

Nalco Co. 144A sr. notes 8 1/4s, 2017	89,000	94,563

Rio Tinto Finance USA LTD company guaranty
sr. unsec. notes 9s, 2019 (Australia)	270,000	341,709

Sealed Air Corp. 144A notes 5 5/8s, 2013	342,000	361,618

Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)	75,000	89,625

Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)	111,000	129,315

Teck Resources, Ltd. sr. notes 9 3/4s, 2014 (Canada)	93,000	107,299

Vale Overseas, Ltd. company guaranty unsec.
unsub. notes 5 5/8s, 2019	224,000	226,179

Westvaco Corp. unsec. notes 7 1/2s, 2027	60,000	52,566

Xstrata Finance Canada, Ltd. 144A company
guaranty 5.8s, 2016 (Canada)	305,000	312,612

		7,817,096
Capital goods (0.5%)
Allied Waste North America, Inc. sec.
notes Ser. B, 5 3/4s, 2011	210,000	218,497

Allied Waste North America, Inc. sr. unsec.
notes 6 3/8s, 2011	105,000	109,614

Ball Corp. company guaranty sr. unsec.
notes 7 1/8s, 2016	33,000	33,825

Ball Corp. company guaranty sr. unsec.
notes 6 5/8s, 2018	275,000	272,250

L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015	240,000	240,900

Putnam VT Income Fund 183

CORPORATE BONDS AND NOTES (25.3%)* cont.	Principal amount	Value

Capital goods cont.
L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 5 7/8s, 2015	$185,000	$184,769

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	323,000	337,520

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	205,000	224,118

Republic Services, Inc. 144A sr. unsec.
notes 5 1/2s, 2019	210,000	213,245

Thomas & Betts Corp. sr. unsec.
unsub. notes 5 5/8s, 2021	225,000	216,372

United Technologies Corp. sr. unsec.
notes 6 1/8s, 2038	245,000	265,423

		2,316,533
Communication services (2.7%)
American Tower Corp. sr. unsec. notes 7s, 2017	505,000	559,288

American Tower Corp. 144A sr. unsec.
notes 7 1/4s, 2019	545,000	607,675

AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031	494,000	638,401

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	130,000	135,644

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	1,500,000	1,526,764

Bellsouth Capital Funding unsec.
notes 7 7/8s, 2030	480,000	548,074

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	400,000	479,246

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	205,000	223,428

Cox Communications, Inc. notes 7 1/8s, 2012	135,000	149,963

Cox Communications, Inc. 144A bonds 8 3/8s, 2039	245,000	299,622

Cox Communications, Inc. 144A notes 5 7/8s, 2016	125,000	132,562

France Telecom notes 8 1/2s, 2031 (France)	85,000	113,119

Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013	245,000	237,650

Rogers Communications Inc. company
guaranty notes 6.8s, 2018 (Canada)	295,000	329,942

Rogers Wireless, Inc. sec. notes 6 3/8s,
2014 (Canada)	475,000	525,917

TCI Communications, Inc. company
guaranty 7 7/8s, 2026	795,000	891,150

TCI Communications, Inc. debs. 9.8s, 2012	670,000	758,309

Telecom Italia Capital SA company
guaranty 4s, 2010 (Italy)	70,000	70,053

Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	140,000	154,309

Telefonica Emisones SAU company guaranty
sr. unsec. notes 4.949s, 2015 (Spain)	230,000	247,605

Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Spain)	240,000	298,810

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	575,000	635,499

Time Warner Cable, Inc. company
guaranty sr. unsec. 6 3/4s, 2018	40,000	44,115

Time Warner Cable, Inc. company
guaranty sr. unsec. notes 7 1/2s, 2014	260,000	299,667

Time Warner Cable, Inc. company guaranty
sr. unsec. unsub. notes 6 3/4s, 2039	125,000	130,913

Verizon Communications, Inc. sr. unsec.
notes 7.35s, 2039	230,000	266,825

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	90,000	113,948

Verizon New England, Inc. sr. notes 6 1/2s, 2011	975,000	1,039,211

Verizon New Jersey, Inc. debs. 8s, 2022	40,000	44,177

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	405,000	446,485

CORPORATE BONDS AND NOTES (25.3%)* cont.	Principal amount	Value

Communication services cont.
Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	$255,000	$265,287

Verizon Wireless, Inc. sr. unsec.
unsub. notes 5.55s, 2014	985,000	1,068,999

		13,282,657
Conglomerates (0.1%)
Siemens Financieringsmaatschappij 144A
notes 5 3/4s, 2016 (Netherlands)	285,000	307,445

		307,445
Consumer cyclicals (1.3%)
Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	208,000	215,280

DaimlerChrysler NA Holding Corp. company
guaranty 6 1/2s, 2013 (Germany)	175,000	191,841

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes 7.3s, 2012 (Germany)	586,000	636,623

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes Ser. MTN,
5 3/4s, 2011 (Germany)	265,000	278,359

DIRECTV Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	660,000	671,283

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	139,000	147,861

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	215,000	221,719

News America Holdings, Inc. company
guaranty 7 3/4s, 2024	420,000	431,498

News America Holdings, Inc. debs. 7 3/4s, 2045	265,000	295,814

News America, Inc. company
guaranty sr. unsec. notes 6.9s, 2019	105,000	118,310

Omnicom Group, Inc. sr. notes 5.9s, 2016	275,000	292,909

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	34,000	38,080

Target Corp. bonds 6 1/2s, 2037	690,000	756,609

Time Warner Entertainment Co., LP
debs. Ser. *, 8 3/8s, 2023	5,000	5,923

Time Warner, Inc. debs. 9.15s, 2023	325,000	392,221

Time Warner, Inc. debs. 9 1/8s, 2013	340,000	394,513

Viacom, Inc. unsec. sr. company
guaranty 7 7/8s, 2030	555,000	598,590

Wal-Mart Stores, Inc. sr. unsec. notes 6.2s, 2038	130,000	144,262

Whirlpool Corp. sr. unsec. notes 8.6s, 2014	80,000	90,581

		5,922,276
Consumer staples (2.1%)
Altria Group, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2019	285,000	347,309

Altria Group, Inc. company guaranty
sr. unsec. unsub. notes 8 1/2s, 2013	245,000	283,679

Anheuser-Busch InBev Worldwide, Inc. 144A
company guaranty sr. notes 8.2s, 2039	285,000	360,383

Anheuser-Busch InBev Worldwide, Inc. 144A
company guaranty sr. unsec. notes 6 3/8s,
2040 (Belgium)	521,000	543,331

Anheuser-Busch InBev Worldwide, Inc. 144A
company guaranty sr. unsec. notes 5 3/8s,
2020 (Belgium)	574,000	585,629

Anheuser-Busch InBev Worldwide, Inc. 144A
company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	140,000	163,911

Campbell Soup Co. debs. 8 7/8s, 2021	345,000	449,286

ConAgra Foods, Inc. unsec. notes 7 7/8s, 2010	118,000	123,526

CVS Caremark Corp. sr. unsec. FRN 6.302s, 2037	790,000	681,375

184 Putnam VT Income Fund

CORPORATE BONDS AND NOTES (25.3%)* cont.	Principal amount	Value

Consumer staples cont.
CVS Caremark Corp. 144A company
guaranty notes 7.507s, 2032	$800,000	$837,992

Delhaize Group sr. unsub. notes 6 1/2s,
2017 (Belgium)	230,000	249,787

Diageo Capital PLC company guaranty 5 3/4s,
2017 (United Kingdom)	565,000	608,042

Diageo Capital PLC company guaranty 5.2s,
2013 (United Kingdom)	270,000	289,050

Fortune Brands, Inc. sr. unsec.
unsub. notes 3s, 2012	685,000	679,377

General Mills, Inc. sr. unsec. notes 5.65s, 2019	85,000	90,709

HJ Heinz Finance Co. 144A company
guaranty 7 1/8s, 2039	275,000	310,898

Kraft Foods, Inc. notes 6 1/8s, 2018	295,000	313,067

Kroger Co. company guaranty 6 3/4s, 2012	20,000	21,844

Kroger Co. company guaranty 6.4s, 2017	200,000	218,485

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	220,000	242,496

McDonald’s Corp. sr. unsec. bond 6.3s, 2037	345,000	377,996

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	145,000	147,903

SABMiller PLC 144A notes 6 1/2s, 2018
(United Kingdom)	465,000	508,202

Tesco PLC 144A sr. unsec.
unsub. notes 6.15s, 2037 (United Kingdom)	550,000	570,874

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	235,000	251,450

WPP Finance UK company guaranty sr. unsec.
notes 8s, 2014 (United Kingdom)	555,000	631,179

		9,887,780
Energy (1.2%)
Chesapeake Energy Corp. sr. unsec.
notes 7 5/8s, 2013	420,000	439,950

Devon Energy Corp. sr. notes 6.3s, 2019	155,000	172,586

EnCana Corp. sr. unsec. notes 6 1/2s, 2019 (Canada)	120,000	134,236

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	155,000	164,662

Forest Oil Corp. sr. notes 8s, 2011	250,000	260,625

Halliburton Co. sr. unsec. notes 7.45s, 2039	385,000	475,362

Husky Energy, Inc. sr. notes 5.9s, 2014 (Canada)	125,000	136,251

Kerr-McGee Corp. sec. notes 6.95s, 2024	295,000	319,481

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	90,000	93,594

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	280,000	280,700

Nexen, Inc. sr. unsec. unsub. notes 7 1/2s, 2039 (Canada)	265,000	297,878

Peabody Energy Corp. sr. notes 5 7/8s, 2016	325,000	316,063

Petro-Canada sr. unsec. unsub. notes 6.05s,
2018 (Canada)	50,000	53,749

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A
company guaranty sr. notes 5 1/2s, 2014 (Qatar)	500,000	523,822

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.8s, 2037	95,000	94,178

Weatherford International, Inc. company guaranty
sr. unsec. unsub. bonds 6.35s, 2017	115,000	120,287

Weatherford International, Ltd. company
guaranty 6 1/2s, 2036 (Switzerland)	185,000	176,680

Weatherford International, Ltd.
sr. notes 5 1/2s, 2016 (Switzerland)	195,000	199,644

Williams Cos., Inc. (The) sr. unsec.
notes 8 3/4s, 2020	415,000	495,083

Woodside Finance Ltd. 144A notes 4 1/2s,
2014 (Australia)	260,000	262,318

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	305,000	358,513

XTO Energy, Inc. sr. unsec.
unsub. notes 6 1/2s, 2018	245,000	279,962

		5,655,624

CORPORATE BONDS AND NOTES (25.3%)* cont.	Principal amount	Value

Financials (9.1%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	$240,000	$236,439

AGFC Capital Trust I 144A company
guaranty 6s, 2067	270,000	95,850

Allstate Life Global Funding Trusts
notes Ser. MTN, 5 3/8s, 2013	415,000	443,002

American Express Bank FSB notes Ser. BKN1,
5.55s, 2012	350,000	374,300

American Express Bank FSB sr. unsec. FRN
Ser. BKNT, 0.533s, 2017	570,000	493,177

American Express Co. sr. unsec. notes 8 1/8s, 2019	800,000	948,049

American Express Travel Related
Services Co., Inc. sr. unsec.
unsub. notes FRN Ser. EMTN, 0.431s, 2011	275,000	270,531

Bank of America Corp. sr. unsec.
unsub. notes 6 1/2s, 2016	190,000	204,311

BankAmerica Capital III bank guaranty jr.
unsec. FRN Ser. *, 0.854s, 2027	465,000	323,169

Barclays Bank PLC sr. unsec.
unsub. notes 5s, 2016	180,000	184,629

Barclays Bank PLC 144A sub. notes 10.179s, 2021	767,000	1,001,939

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017	600,000	610,621

Bear Stearns Cos., Inc. (The) notes Ser. MTN, 6.95s, 2012	700,000	782,093

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	455,000	500,540

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	715,000	820,715

Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.073s, 2012	509,063	485,805

Capital One Capital III company
guaranty 7.686s, 2036	475,000	437,000

Capital One Capital VI company guaranty jr.
sub. stock 8 7/8s, 2040	354,000	376,984

Chubb Corp. (The) sr. notes 6 1/2s, 2038	235,000	258,785

Citigroup, Inc. sr. unsec. sub. FRN 0.527s, 2016	812,000	652,608

Citigroup, Inc. sr. unsec. unsub. notes 6 1/8s, 2017	505,000	509,027

Citigroup, Inc. sr. unsec. unsub. notes 5 1/4s, 2012	960,000	991,886

Citigroup, Inc. sr. unsec. unsub. notes FRN
0.423s, 2010	695,000	693,258

Citigroup, Inc. sub. notes 5s, 2014	565,000	544,674

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	209,000	190,056

Commonwealth Bank of Australia 144A
sr. unsec. notes 3 3/4s, 2014 (Australia)	40,000	39,853

Credit Suisse Guernsey Ltd. jr. sub. FRN
5.86s, 2049 (United Kingdom)	576,000	501,120

Deutsche Bank Capital Funding Trust VII 144A
FRB 5.628s, 2049	495,000	358,875

Dresdner Funding Trust I 144A bonds 8.151s, 2031	575,000	429,094

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	185,000	175,210

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	40,000	40,937

Federal Realty Investment Trust sr. unsec.
unsub. notes 5.95s, 2014 R	100,000	101,433

Fleet Capital Trust V bank guaranty FRN 1.254s, 2028	675,000	459,369

Fund American Cos., Inc. notes 5 7/8s, 2013	485,000	479,609

GATX Financial Corp. notes 5.8s, 2016	235,000	228,212

General Electric Capital Corp. sr. unsec.
FRN Ser. MTN, 0.473s, 2016	100,000	90,093

General Electric Capital Corp. sr. unsec.
notes Ser. MTN, 6 7/8s, 2039	960,000	989,450

General Electric Capital Corp.
sub. notes FRN 6 3/8s, 2067	565,000	490,138

Goldman Sachs Group, Inc (The) sr. unsec. 6.15s, 2018	230,000	246,215

Putnam VT Income Fund 185

CORPORATE BONDS AND NOTES (25.3%)* cont.	Principal amount	Value

Financials cont.
Goldman Sachs Group, Inc. (The) sr. notes 5.45s, 2012	$500,000	$538,028

Goldman Sachs Group, Inc. (The)
sub. notes 6 3/4s, 2037	1,200,000	1,234,200

Health Care Property Investors, Inc.
sr. unsec. notes 6s, 2017	320,000	301,153

Health Care REIT, Inc. sr. notes 6s, 2013 R	160,000	162,177

Highwood Properties, Inc. sr. unsec.
bonds 5.85s, 2017 R	410,000	374,020

HSBC Finance Capital Trust IX FRN 5.911s, 2035	1,400,000	1,148,000

HSBC Holdings PLC sub. notes 6 1/2s, 2037
(United Kingdom)	1,005,000	1,050,016

JPMorgan Chase Bank NA sub. notes Ser. BKNT,
6s, 2017	405,000	433,623

JPMorgan Chase Capital XVIII bonds Ser. R,
6.95s, 2036	337,000	327,407

JPMorgan Chase Capital XXV bonds Ser. Y,
6.8s, 2037	365,000	362,650

Liberty Mutual Insurance 144A notes 7.697s, 2097	900,000	770,425

Loews Corp. notes 5 1/4s, 2016	210,000	213,268

Marsh & McLennan Cos., Inc. sr. unsec.
notes 6 1/4s, 2012	655,000	691,280

Marsh & McLennan Cos., Inc. sr. unsec.
notes 5 3/8s, 2014	395,000	403,973

Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039	370,000	453,786

Merrill Lynch & Co., Inc. jr.
sub. bonds 7 3/4s, 2038	875,000	961,397

Merrill Lynch & Co., Inc. notes FRN
Ser. MTN, 0.482s, 2011	340,000	334,775

Merrill Lynch & Co., Inc. sr. unsec.
notes Ser. MTN, 6 7/8s, 2018	540,000	581,817

MetLife Capital Trust IV 144A jr.
sub. debs. 7 7/8s, 2067	1,500,000	1,492,500

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036	85,000	74,375

Morgan Stanley sr. unsec. notes Ser. MTN,
5 3/4s, 2016	445,000	461,715

Morgan Stanley sr. unsec. notes FRN
Ser. MTN, 0.323s, 2010	445,000	444,994

Nationwide Financial Services, Inc.
notes 5 5/8s, 2015	260,000	254,677

Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 R	270,000	280,733

Nationwide Health Properties, Inc. unsec.
notes 6 1/4s, 2013 R	445,000	454,992

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	205,000	197,170

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	515,000	388,897

Progressive Corp. (The) jr. unsec.
sub. unsec. deb. FRN 6.7s, 2037	2,005,000	1,774,162

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	165,000	184,993

Prudential Financial, Inc. sr. notes 6.2s, 2015	165,000	177,519

Prudential Financial, Inc. sr. unsec.
unsub. notes Ser. MTNB, 5.1s, 2014	205,000	213,740

Royal Bank of Scotland Group PLC jr. sub. notes
FRN Ser. MTN, 7.64s, 2049 (United Kingdom)	300,000	158,250

Royal Bank of Scotland Group PLC sr. unsec.
unsub. notes 6.4s, 2019 (United Kingdom)	150,000	149,519

Simon Property Group LP sr. unsec.
notes 6 3/4s, 2014 R	233,000	248,266

CORPORATE BONDS AND NOTES (25.3%)* cont.	Principal amount	Value

Financials cont.
Simon Property Group LP sr. unsec. notes
6 1/8s, 2018 R	$370,000	$375,916

Simon Property Group LP unsub. bonds
5 3/4s, 2015 R	153,000	156,022

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	525,000	523,119

State Street Capital Trust IV company guaranty
jr. unsec. sub. bond FRB 1.254s, 2037	200,000	134,109

Swiss Re Capital I LP 144A company
guaranty FRN 6.854s, 2049 (United Kingdom)	155,000	116,600

TD Ameritrade Holding Corp. company
guaranty sr. unsec. unsub. notes 5.6s, 2019	385,000	382,445

Teachers Insurance & Annuity Association
of America 144A notes 6.85s, 2039	605,000	625,411

Travelers Cos., Inc. (The) sr. unsec. notes 5.9s, 2019	100,000	106,805

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	930,000	973,472

Wachovia Capital Trust V 144A bank
guaranty jr. unsec. sub. note 7.965s, 2027	1,190,000	1,128,314

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	760,000	790,368

WEA Finance LLC /WT Finance Aust. Pty. Ltd.
144A company guaranty sr. unsec. notes 7 1/2s, 2014	230,000	258,818

WEA Finance, LLC 144A company
guaranty sr. notes 7 1/8s, 2018	935,000	1,022,271

Wells Fargo Bank NA unsec. sub. notes FRN
0.483s, 2016	400,000	354,189

Wells Fargo Capital XV jr. sub. unsec.
company guaranty FRN 9 3/4s, 2049	375,000	405,000

Westpac Banking Corp. sr. unsec.
notes 4 7/8s, 2019 (Australia)	195,000	192,616

Westpac Capital Trust III 144A unsec.
sub. notes FRN 5.819s, 2049 (Australia)	645,000	538,188

Willis Group North America, Inc. company
guaranty 6.2s, 2017	245,000	242,874

ZFS Finance USA Trust I 144A bonds FRB
6 1/2s, 2037	218,000	182,575

		42,866,665
Health care (1.2%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	755,000	787,260

AstraZeneca PLC sr. unsub. notes 5.9s, 2017
(United Kingdom)	730,000	811,155

Eli Lilly & Co. sr. unsec. unsub. notes 5.95s, 2037	230,000	242,319

Express Scripts, Inc. sr. unsec.
notes 7 1/4s, 2019	83,000	94,680

Express Scripts, Inc. sr. unsec.
notes 6 1/4s, 2014	207,000	226,799

GlaxoSmith Kline Capital, Inc. company
guaranty sr. notes 5.65s, 2018	440,000	474,581

Hospira, Inc. sr. notes 6.05s, 2017	45,000	47,098

Hospira, Inc. sr. notes 5.55s, 2012	200,000	213,173

Pfizer, Inc. sr. unsec. notes 7.2s, 2039	483,000	590,196

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 5 3/4s, 2040	178,000	172,134

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2020	97,000	95,433

Roche Holdings, Inc. 144A company
guaranty sr. unsec. notes 7s, 2039	295,000	357,140

UnitedHealth Group, Inc. sr. unsec.
notes 5.8s, 2036	200,000	179,870

UnitedHealth Group, Inc. sr. unsec.
notes 5 1/2s, 2012	305,000	325,640

Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 R	190,000	183,825

186 Putnam VT Income Fund

CORPORATE BONDS AND NOTES (25.3%)* cont.	Principal amount	Value

Health care cont.
Watson Pharmaceuticals, Inc. sr. unsec.
notes 6 1/8s, 2019	$245,000	$252,790

WellPoint, Inc. notes 7s, 2019	405,000	451,945

		5,506,038
Technology (0.5%)
Amphenol Corp. sr. unsec. notes 4 3/4s, 2014	490,000	490,172

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	65,000	68,785

Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6.8s, 2017	305,000	336,551

Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6 1/8s, 2012	269,000	292,906

Lexmark International Inc, sr. unsec.
notes 5.9s, 2013	405,000	415,722

Xerox Corp. sr. unsec. notes 6 7/8s, 2011	170,000	181,656

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	391,000	394,211

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	152,000	151,897

Xerox Corp. sr. unsec. unsub. notes 4 1/4s, 2015	113,000	112,552

		2,444,452
Transportation (0.7%)
American Airlines, Inc. pass-through
certificates Ser. 01-1, 6.817s, 2011	40,000	38,400

American Airlines, Inc. pass-through
certificates Ser. 01-2, 7.858s, 2011	215,000	215,000

Burlington Northern Santa Fe Corp.
sr. unsec. notes 7s, 2014	135,000	153,960

Burlington Northern Santa Fe Corp.
sr. unsec. notes 5 3/4s, 2018	160,000	169,960

Burlington Northern Santa Fe Corp.
sr. unsec. notes 4.7s, 2019	645,000	643,308

Delta Air Lines, Inc. pass-through
certificates Ser. 71-A, 6.821s, 2022	328,257	315,127

GATX Corp. notes 4 3/4s, 2012	195,000	200,130

Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	572,181	497,798

Southwest Airlines Co. pass-through
certificates Ser. 07-1, 6.15s, 2022	327,205	327,557

Union Pacific Corp. sr. unsec. bond 5.7s, 2018	50,000	52,482

Union Pacific Corp. sr. unsub. notes 5 3/4s, 2017	205,000	216,295

Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014	295,000	313,818

United AirLines, Inc. pass-through
certificates Ser. 07-A, 6.636s, 2022	263,973	225,697

		3,369,532
Utilities and power (4.2%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	150,000	157,761

Ameren Corp. sr. unsec. notes 8 7/8s, 2014	90,000	101,568

Ameren Energy Generating Co. sr. unsec.
notes 6.3s, 2020	225,000	220,312

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	255,000	240,658

Aquila, Inc. sr. unsec. unsub. notes 11 7/8s, 2012	595,000	688,986

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	370,000	392,617

Beaver Valley II Funding debs. 9s, 2017	482,000	526,807

Boardwalk Pipelines LP company
guaranty 5 7/8s, 2016	680,000	695,796

Bruce Mansfield Unit pass-through
certificates 6.85s, 2034	942,176	886,603

CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	515,000	544,663

CMS Energy Corp. sr. notes 8 1/2s, 2011	651,000	682,124

CMS Energy Corp. sr. unsec.
unsub. notes 6.3s, 2012	144,000	146,563

CORPORATE BONDS AND NOTES (25.3%)* cont.	Principal amount	Value

Utilities and power cont.
Commonwealth Edison Co. 1st mtge. 6.15s, 2017	$105,000	$114,139

Commonwealth Edison Co. 1st mtge. sec.
bonds 5 7/8s, 2033	195,000	193,385

Commonwealth Edison Co. 1st mtge. sec.
bonds 5.8s, 2018	80,000	84,842

Dominion Resources, Inc. jr. sub. notes FRN
Ser. 06-B, 6.3s, 2066	1,375,000	1,210,000

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	75,000	80,636

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018	490,000	518,160

El Paso Natural Gas Co. sr. unsec.
notes 5.95s, 2017	50,000	51,501

El Paso Natural Gas Co. sr. unsec.
unsub. bonds Ser. *, 8 3/8s, 2032	380,000	451,280

Electricite de France 144A notes 6.95s,
2039 (France)	415,000	490,811

Enel Finance Intl. SA 144A company guaranty
sr. unsec. notes 5 1/8s, 2019 (Luxembourg)	280,000	280,865

Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	189,000	186,489

Illinois Power Co. 1st mtge. sr. bond
9 3/4s, 2018	200,000	248,694

Indianapolis Power & Light 144A 1st mtge.
6.3s, 2013	230,000	247,883

Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016	155,000	155,388

ITC Holdings Corp. 144A notes 5 7/8s, 2016	450,000	454,482

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	140,000	144,171

Kansas Gas & Electric bonds 5.647s, 2021	132,857	132,547

MidAmerican Energy Holdings Co.
bonds 6 1/8s, 2036	490,000	501,855

MidAmerican Energy Holdings Co. sr. unsec.
bond 6 1/2s, 2037	185,000	198,945

MidAmerican Funding, LLC sr. sec. bond
6.927s, 2029	175,000	189,819

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	395,000	444,033

NiSource Finance Corp. company guaranty
sr. unsec. unsub. notes 7 7/8s, 2010	710,000	744,336

Northwestern Corp. sec. notes 5 7/8s, 2014	450,000	466,778

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	155,000	167,073

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	235,000	238,360

PacifiCorp Sinking Fund 1st mtge. 6 1/4s, 2037	205,000	221,178

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	450,000	455,149

Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	1,251,342	1,275,730

PPL Energy Supply LLC bonds Ser. A, 5.7s, 2015	265,000	275,624

Public Service Co. of Colorado 1st mtge.
sec. bonds 5 1/8s, 2019	15,000	15,603

Puget Sound Energy, Inc. jr. sub. FRN
Ser. A, 6.974s, 2067	480,000	422,774

Southern Natural Gas Co. 144A notes 5.9s, 2017	185,000	188,434

Spectra Energy Capital, LLC company
guaranty sr. unsec. notes 5.9s, 2013	430,000	461,202

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	50,000	53,101

Spectra Energy Capital, LLC sr. notes 8s, 2019	325,000	382,007

Teco Finance, Inc. company guaranty sr.
unsec. unsub. notes Ser. *, 7.2s, 2011	465,000	485,448

Texas-New Mexico Power Co. 144A 1st mtge.
sec. 9 1/2s, 2019	630,000	772,778

Putnam VT Income Fund 187

CORPORATE BONDS AND NOTES (25.3%)* cont.	Principal amount	Value

Utilities and power cont.
TransAlta Corp. sr. unsec. notes 5 3/4s,
2013 (Canada)	$275,000	$289,889

TransAlta Corp. sr. unsec.
unsub. notes 4 3/4s, 2015 (Canada)	115,000	116,085

TransCanada Pipelines, Ltd. jr. sub. FRN
6.35s, 2067 (Canada)	210,000	197,036

Union Electric Co. 1st mtge. sr. sec. bond
6.7s, 2019	260,000	286,266

West Penn Power Co. 144A 1st mtge.
5.95s, 2017	395,000	402,915

		19,582,149
Total corporate bonds and notes (cost $115,308,183)		$118,958,247

ASSET-BACKED SECURITIES (9.2%)*	Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 0.921s, 2035	65,338	$17,531
FRB Ser. 05-4, Class A2C, 0.441s, 2035	83,864	77,161

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.381s, 2036	307,000	92,211
FRB Ser. 06-HE3, Class A2C, 0.381s, 2036	418,000	131,681

Aegis Asset Backed Securities Trust 144A
Ser. 04-6N, Class Note, 4 3/4s,
2035 (In default) †	26,758	3

AFC Home Equity Loan Trust Ser. 99-2,
Class 1A, 0.641s, 2029	906,024	384,497

Ameriquest Mortgage Securities, Inc. FRB
Ser. 03-8, Class M2, 1.981s, 2033	176,486	49,170

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	622,000	99,520
Ser. 04-1A, Class E, 6.42s, 2039	495,418	69,359

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 2.501s, 2033	21,651	5,777
FRB Ser. 06-W4, Class A2C, 0.391s, 2036	737,839	244,953

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 1.231s, 2033	118,811	83,386
FRB Ser. 05-WMC1, Class M1, 0.671s, 2035	177,000	139,830

Asset Backed Securities Corp. Home Equity
Loan Trust
FRB Ser. 06-HE2, Class A3, 0.421s, 2036	103,163	63,446
FRB Ser. 06-HE4, Class A5, 0.391s, 2036	398,242	246,151
FRB Ser. 06-HE7, Class A4, 0.371s, 2036	217,000	74,469

Bay View Auto Trust Ser. 05-LJ2, Class D,
5.27s, 2014	173,000	173,306

Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 1.231s, 2039	1,976,364	790,545
FRB Ser. 04-D, Class A, 0.621s, 2044	339,042	294,186

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 1.581s, 2038	248,401	154,008
FRB Ser. 03-SSRA, Class A, 0.931s, 2038	246,387	177,398
FRB Ser. 04-SSRA, Class A1, 0.831s, 2039	240,758	175,753

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 05-HE1, Class M3, 1.161s, 2035	198,000	39,204
FRB Ser. 03-3, Class A2, 0.821s, 2043	626,114	511,337
FRB Ser. 05-3, Class A1, 0.681s, 2035	109,434	94,221

Capital Auto Receivables Asset Trust 144A
Ser. 05-1, Class D, 6 1/2s, 2011	307,867	308,554

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-OPT1, Class M1, 0.651s, 2035	133,073	106,850

ASSET-BACKED SECURITIES (9.2%)* cont.	Principal amount	Value

Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	$1,752,974	$61,354
Ser. 00-4, Class A6, 8.31s, 2032	2,549,704	1,995,144
Ser. 00-5, Class A6, 7.96s, 2032	1,167,873	957,656
Ser. 01-4, Class A4, 7.36s, 2033	1,664,284	1,705,891
Ser. 00-6, Class A5, 7.27s, 2031	326,417	310,096
Ser. 01-1, Class A5, 6.99s, 2032	3,364,392	3,381,214
Ser. 01-3, Class A4, 6.91s, 2033	2,872,832	2,901,561
Ser. 02-1, Class A, 6.681s, 2033	1,370,890	1,384,599

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.751s, 2035	134,000	98,286
FRB Ser. 04-6, Class 2A5, 0.621s, 2034	282,642	212,143
FRB Ser. 05-14, Class 3A2, 0.471s, 2036	54,437	46,609

Credit-Based Asset Servicing and
Securitization 144A Ser. 06-MH1, Class B1,
6 1/4s, 2036	137,000	102,750

Crest, Ltd. 144A Ser. 03-2A, Class D2, 6.723s, 2038	716,000	179,000

CS First Boston Mortgage Securities Corp.
144A Ser. 04-FR1N, Class A, 5s,
2034 (In default) †	49,089	5

Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 0.901s, 2035	64,804	6,108

Fieldstone Mortgage Investment Corp. FRB
Ser. 05-1, Class M3, 1.041s, 2035	149,238	139,543

First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3,
0.381s, 2036	493,000	214,086

First Plus Home Loan Trust Ser. 97-3,
Class B1, 7.79s, 2023	77,731	65,659

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.561s, 2036	685,000	320,667
FRB Ser. 06-2, Class 2A3, 0.401s, 2036	1,287,000	714,352

GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 1.531s, 2019	513,000	328,320
Ser. 04-1A, Class B, 1.081s, 2018	17,035	14,991

GE Business Loans 144A
Ser. 04-2, Class D, 2.983s, 2032	225,401	10,143
Ser. 04-2, Class C, 1.083s, 2032	168,592	20,231

Green Tree Financial Corp.
Ser. 99-5, Class A5, 7.86s, 2030	5,097,439	4,383,798
Ser. 97-2, Class A7, 7.62s, 2028	96,852	97,770
Ser. 97-6, Class A9, 7.55s, 2029	237,354	221,209
Ser. 97-4, Class A7, 7.36s, 2029	153,971	144,903
Ser. 97-3, Class A5, 7.14s, 2028	129,796	129,316
Ser. 97-6, Class A8, 7.07s, 2029	62,151	62,517
Ser. 98-4, Class A7, 6.87s, 2030	96,744	89,968
Ser. 97-7, Class A8, 6.86s, 2029	87,465	82,456
Ser. 98-6, Class A7, 6.45s, 2030	59,359	59,254
Ser. 99-1, Class A6, 6.37s, 2025	408,000	399,840

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	1,387,226	1,213,823
Ser. 99-5, Class M1A, 8.3s, 2026	197,000	178,423

GSAMP Trust FRB Ser. 06-HE5, Class A2C,
0.381s, 2036	1,916,000	564,389

Guggenheim Structured Real Estate Funding,
Ltd. 144A
FRB Ser. 05-2A, Class D, 1.781s, 2030	403,765	40,377
FRB Ser. 05-1A, Class D, 1.761s, 2030	180,084	19,795

High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 0.775s, 2036	745,824	410,203

Home Equity Asset Trust FRB Ser. 06-1,
Class 2A4, 0.561s, 2036	345,000	221,857

188 Putnam VT Income Fund

ASSET-BACKED SECURITIES (9.2%)* cont.	Principal amount	Value

JPMorgan Mortgage Acquisition Corp.
FRB Ser. 05-OPT2, Class M11, 2.481s, 2035 F	$20,676	$39
FRB Ser. 06-FRE1, Class A4, 0.521s, 2035	291,000	159,527

Lehman XS Trust Ser. 07-6, Class 3A6,
6 1/2s, 2037	3,830,948	2,681,664

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.232s, 2036	1,280,000	89,600
FRB Ser. 02-1A, Class FFL, 2.982s, 2037	2,075,000	311,250

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012	1,586,569	825,016

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.851s, 2035	226,000	101,512
FRB Ser. 06-4, Class 2A4, 0.491s, 2036	331,000	114,105
FRB Ser. 06-1, Class 2A3, 0.421s, 2036	419,274	206,436

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.481s, 2032	1,626,445	1,349,949
Ser. 02-A IO, 0.3s, 2032	41,540,809	623,109

Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	28,416	14,857
Ser. 04-2A, Class D, 5.389s, 2026	24,647	12,589
Ser. 04-2A, Class C, 4.741s, 2026	24,425	14,903
FRB Ser. 02-1A, Class A1, 0.933s, 2024	180,770	163,287

MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 0.381s, 2036	174,000	80,886

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	187,720	171,608

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 0.911s, 2035	105,276	66,824
FRB Ser. 05-HE1, Class M3, 0.751s, 2034	141,000	99,889
FRB Ser. 06-NC4, Class M2, 0.531s, 2036	198,000	578

N-Star Real Estate CDO, Ltd. 144A FRB
Ser. 04-2A, Class C1, 2.231s, 2039	500,000	100,000

Navigator CDO, Ltd. 144A FRB Ser. 03-1A,
Class A1, 0.763s, 2015	77,881	74,041

New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	570,272	541,776
FRB Ser. 03-4, Class M3, 3.306s, 2033	10,397	4,598

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.391s, 2036	410,000	214,174
FRB Ser. 06-2, Class A2C, 0.381s, 2036	410,000	229,072

Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	502,197	325,679
Ser. 00-D, Class A3, 6.99s, 2022	5,265	5,265
Ser. 01-D, Class A3, 5.9s, 2022	55,545	35,182
Ser. 02-C, Class A1, 5.41s, 2032	1,364,684	1,013,278

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	141,432	128,703
Ser. 01-B, Class A3, 6.535s, 2023	49,859	42,530

Park Place Securities, Inc. FRB
Ser. 05-WCH1, Class M4, 1.061s, 2036	92,000	14,010

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1, Class 1A2,
0.361s, 2036	568,522	191,851

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.421s, 2036	396,850	285,565
FRB Ser. 07-RZ1, Class A2, 0.391s, 2037	640,000	301,964

Residential Asset Securities Corp. FRB
Ser. 05-EMX1, Class M2, 0.961s, 2035	266,020	180,899

Residential Asset Securities Corp. 144A
Ser. 04-NT, Class Note, 4 1/2s, 2034 (In default) †	37,676	4

Saco I Trust FRB Ser. 05-10, Class 1A1,
0.491s, 2036	306,726	104,695

ASSET-BACKED SECURITIES (9.2%)* cont.	Principal amount	Value

SAIL Net Interest Margin Notes 144A
Ser. 04-4A, Class B, 7 1/2s, 2034 (In default) †	$98,270	$1

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.881s, 2035	129,040	574
FRB Ser. 07-NC2, Class A2B, 0.371s, 2037	602,000	232,363
FRB Ser. 07-BR5, Class A2A, 0.361s, 2037	335,632	224,874

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO, 0.441s, 2036	704,000	249,795
FRB Ser. 06-FRE1, Class A2B, 0.411s, 2036	294,371	125,887

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.401s, 2036	333,000	228,741
FRB Ser. 06-3, Class A3, 0.391s, 2036	1,927,000	1,172,859

South Coast Funding 144A FRB Ser. 3A,
Class A2, 1.474s, 2038	235,000	2,350

Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 0.491s, 2036	331,000	27,882

TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	718,000	71,800

WAMU Asset-Backed Certificates FRB
Ser. 07-HE2, Class 2A1, 0.341s, 2037	2,817,141	1,802,970

Wells Fargo Home Equity Trust FRB Ser. 07-1,
Class A3, 0.551s, 2037	146,000	48,937

Whinstone Capital Management, Ltd. 144A FRB
Ser. 1A, Class B3, 1.182s, 2044
(United Kingdom)	244,291	29,315

Total asset-backed securities (cost $64,224,437)		$43,194,075

U. S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (4.0%)*	Principal amount	Value

U. S. Government Guaranteed Mortgage Obligations (3.6%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from
September 20, 2038 to January 20, 2039	$16,018,469	$17,127,247

		17,127,247
U. S. Government Agency Mortgage Obligations (0.4%)
Federal National Mortgage Association
Pass-Through Certificates
7s, TBA, January 1, 2040	1,000,000	1,095,625
5s, March 1, 2038	534,902	549,633

		1,645,258
Total U. S. government and agency mortgage
obligations (cost $18,596,314)		$18,772,505

U. S. TREASURY OBLIGATIONS (1.2%)* i	Principal amount	Value

U. S. Treasury Notes 3 3/4s%, June 30, 2013	$1,150,000	$1,207,351

U. S. Treasury Notes 1 1/4s%,
November 30, 2010	3,100,000	3,122,971

U. S. Treasury Inflation Protected
Securities 2s%, July 15, 2014	1,126,138	1,203,087

Total U. S. treasury obligations (cost $5,533,409)		$5,533,409

Putnam VT Income Fund 189

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.0%)*	strike price	amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 4.235% versus the three month
USD-LIBOR-BBA maturing
June 11, 2020.	Jun-10/4.235	$27,793,000	$827,676

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 4.23% versus the three month
USD-LIBOR-BBA maturing
June 9, 2020.	Jun-10/4.230	27,793,000	819,338

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 5.03% versus the three month
USD-LIBOR-BBA maturing
February 16, 2020.	Feb-10/5.030	33,440,000	2,808,960

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to pay a fixed rate
of 5.03% versus the three month
USD-LIBOR-BBA maturing
February 16, 2020.	Feb-10/5.030	33,440,000	16,720

Total purchased options outstanding (cost $4,987,761)			$4,472,694

MUNICIPAL BONDS AND NOTES (0.3%)*	Principal amount		Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34		$350,000	$340,064

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 7.309s, 6/1/34		395,000	316,107

North TX, Thruway Auth. Rev. Bonds (Build
America Bonds), 6.718s, 1/1/49		285,000	296,323

Tobacco Settlement Fin. Auth. of WVA Rev.
Bonds, Ser. A, 7.467s, 6/1/47		560,000	448,006

Total municipal bonds and notes (cost $1,592,477)			$1,400,500

SENIOR LOANS (0.3%)* [c]	Principal amount		Value

Affinion Group, Inc. bank term loan FRN
Ser. B, 2.734s, 2012		$127,740	$119,373

Allison Transmission, Inc. bank term loan
FRN Ser. B, 3.009s, 2014		124,077	113,562

First Data Corp. bank term loan FRN Ser. B1,
2.985s, 2014		63,207	55,991

Harrah’s Operating Co., Inc. bank term loan
FRN Ser. B2, 3.282s, 2015		104,084	84,026

Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN 2.283s, 2014		4,434	3,303

Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN Ser. B, 2 1/4s, 2014		77,817	57,974

Intelsat Corp. bank term loan FRN Ser. B2,
2.735s, 2011		33,577	31,583

Intelsat Corp. bank term loan FRN Ser. B2-A,
2.735s, 2013		33,587	31,593

Intelsat Corp. bank term loan FRN Ser. B2-C,
2.735s, 2013		33,577	31,583

Level 3 Communications, Inc. bank term loan
FRN 2.53s, 2014		129,000	116,960

MetroPCS Wireless, Inc. bank term loan FRN
2.54s, 2013		50,555	48,154

National Bedding Co. bank term loan FRN
2.317s, 2011		55,010	50,288

SENIOR LOANS (0.3%)* [c] cont.	Principal amount	Value

Polypore, Inc. bank term loan FRN Ser. B,
2.49s, 2014	$126,407	$118,191

Spectrum Brands, Inc. bank term loan FRN
1 1/2s, 2013	8,231	8,141

Spectrum Brands, Inc. bank term loan FRN
Ser. B1, 8.003s, 2013	119,311	118,006

Sun Healthcare Group, Inc. bank term loan
FRN 0.183s, 2014	21,507	20,082

Sun Healthcare Group, Inc. bank term loan
FRN Ser. B, 2.398s, 2014	134,040	125,160

SunGard Data Systems, Inc. bank term loan
FRN 1.985s, 2014	2,917	2,750

SunGard Data Systems, Inc. bank term loan
FRN Ser. B, 3.898s, 2016	60,443	58,751

TW Telecom, Inc. bank term loan FRN Ser. B,
1.99s, 2013	63,197	60,452

Total senior loans (cost $1,270,356)		$1,255,923

SHORT-TERM INVESTMENTS (24.8%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	70,430,890	$70,430,890

U.S. Treasury Bills zero %, January 14, 2010 i	$135,000	135,000

U.S. Treasury Bills for effective yields
ranging from 0.18% to 0.26%,
August 26, 2010 ## #	28,384,000	28,347,470

U.S. Treasury Cash Management Bills for
effective yields ranging from 0.23%
to 0.29%, July 15, 2010 ## #	17,263,000	17,230,787

U.S. Treasury Cash Management Bills for an
effective yield of 0.31%,
April 1, 2010 ## #	160,000	159,812

Total short-term investments (cost $116,305,683)		$116,303,959

Total investments (cost $530,079,823)		$550,475,949

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNB	Medium Term Notes Class B
PO	Principal Only
TBA	To Be Announced Commitments

* Percentages indicated are based on net assets of $469,656,058.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at December 31, 2009.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at December 31, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at December 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

190 Putnam VT Income Fund

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (”ASC 820”) based on the securities valuation inputs. (Note 1).

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At December 31, 2009, liquid assets totaling $287,426,005 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at December 31, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at December 31, 2009.

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/09	contracts	Value	date	(depreciation)

U.S. Treasury Bond 20 yr (Long)	995	$114,798,125	Mar-10	$(4,398,346)

U.S. Treasury Bond 20 yr (Short)	24	2,769,000	Mar-10	113,736

U.S. Treasury Note 2 yr (Short)	4	865,063	Mar-10	3,989

U.S. Treasury Note 5 yr (Long)	75	8,578,711	Mar-10	(138,066)

U.S. Treasury Note 10 yr (Long)	747	86,243,484	Mar-10	(2,270,937)

U.S. Treasury Note 10 yr (Short)	1	115,453	Mar-10	2,794

Total				$(6,686,830)

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $40,703,233)	amount	strike price	Value

Option on an interest rate swap with
Citibank, N.A. for the obligation to pay
a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing
August 17, 2021.	$26,524,000	Aug-11/4.49	$1,185,623

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.525%
versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	25,489,000	Jul-11/4.525	1,159,750

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.08%
versus the three month USD-LIBOR-BBA
maturing February 24, 2020.	32,893,000	Feb-10/5.08	2,874,190

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to pay a fixed rate of 4.475% versus the
three month USD-LIBOR-BBA maturing
August 19, 2021.	16,061,000	Aug-11/4.475	699,296

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to receive a fixed rate of 4.475% versus
the three month USD-LIBOR-BBA
maturing August 19, 2021.	16,061,000	Aug-11/4.475	1,051,996

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $40,703,233) cont.	amount	strike price	Value

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to pay a fixed rate of 4.55% versus the
three month USD-LIBOR-BBA maturing
August 17, 2021.	$13,262,000	Aug-11/4.55	$616,418

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to receive a fixed rate of 4.55% versus
the three month USD-LIBOR-BBA
maturing August 17, 2021.	13,262,000	Aug-11/4.55	827,416

Option on an interest rate swap with
Citibank, N.A. for the obligation to
receive a fixed rate of 4.49% versus the
three month USD-LIBOR-BBA maturing
August 17, 2021.	26,524,000	Aug-11/4.49	1,717,429

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to pay a fixed rate of 4.70% versus the
three month USD-LIBOR-BBA maturing
August 8, 2021.	17,810,000	Aug-11/4.7	937,697

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to receive a fixed rate of 4.70% versus
the three month USD-LIBOR-BBA
maturing August 8, 2021.	17,810,000	Aug-11/4.7	998,963

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.745% versus the three month
USD-LIBOR-BBA maturing
July 27, 2021.	38,233,500	Jul-11/4.745	2,052,374

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	38,233,500	Jul-11/4.745	2,092,519

Option on an interest rate swap with
Citibank, N.A. for the obligation to pay
a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA
maturing July 26, 2021.	11,952,000	Jul-11/4.5475	554,573

Option on an interest rate swap with
Citibank, N.A. for the obligation to
receive a fixed rate of 4.5475% versus
the three month USD-LIBOR-BBA
maturing July 26, 2021.	11,952,000	Jul-11/4.5475	724,411

Option on an interest rate swap with
Citibank, N.A. for the obligation to pay
a fixed rate of 4.52% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	23,904,000	Jul-11/4.52	1,082,851

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	25,489,000	Jul-11/4.46	1,094,498

Option on an interest rate swap with
Citibank, N.A. for the obligation to
receive a fixed rate of 4.52% versus
the three month USD-LIBOR-BBA
maturing July 26, 2021.	23,904,000	Jul-11/4.52	1,474,877

Putnam VT Income Fund 191

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $40,703,233) cont.	amount	strike price	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.525% versus the three month
USD-LIBOR-BBA maturing
July 26, 2021.	$25,489,000	Jul-11/4.525	$1,567,566

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.46% versus the three month
USD-LIBOR-BBA maturing
July 26, 2021.	25,489,000	Jul-11/4.46	1,633,249

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.235% versus the three month
USD-LIBOR-BBA maturing
June 11, 2020.	27,793,000	Jun-10/5.235	187,603

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.215%
versus the three month USD-LIBOR-BBA
maturing February 18, 2020.	44,455,000	Feb-10/5.215	4,407,713

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	9,347,000	May-12/5.51	811,564

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	21,583,100	Oct-10/4.02	527,923

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.02% versus the three month
USD-LIBOR-BBA maturing
October 14, 2020.	21,583,100	Oct-10/4.02	1,187,718

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $40,703,233) cont.	amount	strike price	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.23% versus the three month
USD-LIBOR-BBA maturing
June 9, 2020.	$27,793,000	Jun-10/5.23	$183,807

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.22%
versus the three month USD-LIBOR-BBA
maturing February 24, 2020.	32,893,000	Feb-10/5.22	3,252,460

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.51% versus the three month
USD-LIBOR-BBA maturing
May 14, 2022.	9,347,000	May-12/5.51	433,443

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.22% versus the three month
USD-LIBOR-BBA maturing
February 24, 2020.	32,893,000	Feb-10/5.22	16,775

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.08% versus the three month
USD-LIBOR-BBA maturing
February 24, 2020.	$32,893,000	Feb-10/5.08	$25,328

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.215% versus the three month
USD-LIBOR-BBA maturing
February 18, 2020.	44,455,000	Feb-10/5.215	15,558

Total			$35,395,588

192 Putnam VT Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/09

		Upfront				Unrealized
Swap	Notional	premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N. A.
	$25,143,000	$—	5/23/10	3 month USD-LIBOR-BBA	3.155%	$361,343

	190,306,000	—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	5,530,635

	101,350,000	—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	2,574,612

	9,100,000	—	12/22/19	3.68125%	3 month USD-LIBOR-BBA	208,931

	13,780,000	—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(1,119,765)

	50,782,000	—	5/19/10	3.2925%	3 month USD-LIBOR-BBA	(761,140)

	32,274,000	—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	1,057,476

Barclays Bank PLC
	82,403,000	—	12/9/10	3 month USD-LIBOR-BBA	2.005%	1,164,467

Citibank, N. A.

	13,210,000	—	12/23/29	4.325%	3 month USD-LIBOR-BBA	244,663

	98,308,000	(340,864)	11/24/24	3.9%	3 month USD-LIBOR-BBA	4,321,730

	110,485,000	499,983	11/24/29	3 month USD-LIBOR-BBA	4.06%	(5,153,974)

	83,730,000	(48,156)	11/25/10	3 month USD-LIBOR-BBA	0.51%	(82,065)

Credit Suisse International

	154,096,000	(69,608)	12/16/13	2.23%	3 month USD-LIBOR-BBA	1,646,037

	59,548,000	140,431	12/18/39	4.37%	3 month USD-LIBOR-BBA	1,558,901

	72,761,000	279,074	12/18/24	4.17%	3 month USD-LIBOR-BBA	1,709,763

	108,303,000	229,444	12/18/14	2.74%	3 month USD-LIBOR-BBA	1,231,164

	18,774,000	(12,796)	12/18/11	3 month USD-LIBOR-BBA	1.23%	(60,178)

	10,555,200	—	12/23/29	4.3725%	3 month USD-LIBOR-BBA	127,512

	20,179,800	—	12/30/14	2.97125%	3 month USD-LIBOR-BBA	(7,640)

	84,809,000	40,699	12/16/39	4.32%	3 month USD-LIBOR-BBA	2,748,886

	123,125,000	66,462	12/16/19	3 month USD-LIBOR-BBA	3.66%	(2,887,033)

Deutsche Bank AG

	17,473,000	—	11/24/29	4.07%	3 month USD-LIBOR-BBA	870,395

	171,336,000	(16,434)	12/2/14	2.36%	3 month USD-LIBOR-BBA	4,313,687

	23,749,000	42,508	12/2/18	3 month USD-LIBOR-BBA	3.18%	(1,105,095)

	161,888,000	(67,262)	12/4/10	3 month USD-LIBOR-BBA	0.53%	(141,865)

	125,061,000	(75,941)	12/4/13	2.01%	3 month USD-LIBOR-BBA	2,209,027

	59,438,000	89,003	12/4/19	3 month USD-LIBOR-BBA	3.38%	(2,659,608)

	33,300,000	—	12/21/14	3 month USD-LIBOR-BBA	2.59%	(557,042)

	115,867,000	—	12/19/10	3 month USD-LIBOR-BBA	1.53429%	1,055,406

	126,381,000	—	1/30/11	3 month USD-LIBOR-BBA	1.45%	1,701,195

	129,652,000	—	2/5/29	3 month USD-LIBOR-BBA	3.324%	(17,690,977)

	214,455,000	—	2/6/14	2.5529%	3 month USD-LIBOR-BBA	(1,630,040)

	166,600,000	—	3/20/11	3 month USD-LIBOR-BBA	1.43%	1,890,044

	170,000,000	—	3/30/14	2.36%	3 month USD-LIBOR-BBA	1,106,423

	126,674,000	44,145	10/2/19	3 month USD-LIBOR-BBA	3.45%	(4,089,988)

Goldman Sachs International

	22,500,000	—	12/21/14	3 month USD-LIBOR-BBA	2.6025%	(363,026)

	11,577,500	—	12/24/19	3.92%	3 month USD-LIBOR-BBA	34,305

	48,190,100	—	12/24/11	1.2675%	3 month USD-LIBOR-BBA	116,081

JPMorgan Chase Bank, N. A.

	90,223,000	—	3/15/10	3 month USD-LIBOR-BBA	2.5%	1,074,865

	47,089,000	—	3/20/13	3 month USD-LIBOR-BBA	3.145%	1,851,989

	39,362,000	—	3/20/13	3 month USD-LIBOR-BBA	3.13%	1,527,988

	54,877,000	—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	599,145

Putnam VT Income Fund 193

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/09 cont.
		Upfront				Unrealized
Swap	Notional	premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N. A. cont.

	$41,904,000	$—	5/23/10	3 month USD-LIBOR-BBA	3.16%	$603,283

	25,846,000	—	7/22/10	3 month USD-LIBOR-BBA	3.565%	853,875

	82,878,000	—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	2,690,073

	13,200,000	—	12/17/24	4.18%	3 month USD-LIBOR-BBA	243,013

	190,999,200	—	12/24/11	1.25059%	3 month USD-LIBOR-BBA	523,740

	32,656,000	—	12/24/19	3 month USD-LIBOR-BBA	3.90798%	(130,147)

	33,337,000	—	3/3/11	3 month USD-LIBOR-BBA	1.68283%	527,734

	78,184,000	—	3/23/16	3 month USD-LIBOR-BBA	2.6125%	(2,688,778)

	95,000,000	—	3/24/11	3 month USD-LIBOR-BBA	1.4625%	1,112,958

	38,300,000	—	4/3/10	3 month USD-LIBOR-BBA	1.168%	172,545

Total						$8,435,530

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/09
					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N. A.
Financial Security Assurance Holdings, Ltd,
6.4%, 12/15/66	Baa1	$—	$135,000	12/20/12	95 bp	$(14,777)

Credit Suisse International
DJ CMB NA CMBX AAA Index	AA+	7,324	44,000	12/13/49	8 bp	485

DJ CMB NA CMBX AJ Index	—	(433,724)	1,349,000	2/17/51	(96 bp)	223,967

DJ CMBX NA AAA Series 4 Version 1 Index	—	(5,151,664)	12,471,000	2/17/51	(35 bp)	(3,027,333)

General Electric Capital Corp., 5 5/8%, 9/15/17	Aa2	—	565,000	12/20/13	530 bp	78,958

Deutsche Bank AG
DJ CDX NA IG Series 13 Version 1 Index	BBB+	—	7,970,000	12/20/14	100 bp	57,508

General Electric Capital Corp., 6 7/8%, 1/10/39	Aa2	(12,034)	305,000	9/20/14	500 bp	33,163

General Electric Capital Corp., 6%, 6/15/12	Aa2	—	910,000	9/20/13	109 bp	(14,457)

Goldman Sachs International
DJ CDX NA CMBX AAA Index	AAA	27,066	740,000	3/15/49	7 bp	(55,250)

Morgan Stanley Capital Services, Inc.
DJ CMB NA CMBX AAA Index	AA	1,100,020	10,136,500	2/17/51	35 bp	(627,180)

Total						$(3,344,916)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

194 Putnam VT Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$43,194,075	$—

Corporate bonds and notes	—	118,958,247	—

Mortgage-backed securities	—	239,771,700	812,937

Municipal bonds and notes	—	1,400,500	—

Purchased options outstanding	—	4,472,694	—

Senior loans	—	1,255,923	—

U.S. Government and Agency Mortgage Obligations	—	18,772,505	—

U.S. Treasury Obligations	—	5,533,409	—

Short-term investments	70,430,890	45,873,069	—

Totals by level	$70,430,890	$479,232,122	$812,937

	Level 1	Level 2	Level 3

Other financial instruments:	$(6,686,830)	$(26,642,650)	$(193,965)

Other financial instruments include futures, written options, swaps and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation) †	sales	Level 3	2009

Asset-backed securities	$1,319,242	$—	$(26,566)	$26,486	$—	$(1,319,162)	$—

Mortgage-backed securities	1,277,977	—	—	16,081	44,635	(525,756)	812,937

Totals:	$2,597,219	$—	$(26,566)	$42,567	$44,635	$(1,844,918)	$812,937

† Includes $16,081 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
	2008 ††	premiums	gain/(loss)	(depreciation)	sales	Level 3	2009 ††

Other financial instruments:	$(217,466)	$—	$—	$23,501	$—	$—	$(193,965)

† Includes $23,501 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount payable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Putnam VT Income Fund 195

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $459,648,933)	$480,045,059

Affiliated issuers (identified cost $70,430,890) (Note 6)	70,430,890

Cash	137,115

Interest and other receivables	4,696,119

Receivable for shares of the fund sold	60,586

Receivable for investments sold	24,328,958

Unrealized appreciation on swap contracts (Note 1)	49,957,972

Premium paid on swap contracts (Note 1)	6,228,483

Total assets	635,885,182

Liabilities

Payable for variation margin (Note 1)	797,832

Payable for investments purchased	73,227,975

Payable for shares of the fund repurchased	158,810

Payable for compensation of Manager (Note 2)	531,636

Payable for investor servicing fees (Note 2)	11,772

Payable for custodian fees (Note 2)	21,582

Payable for Trustee compensation and expenses (Note 2)	142,473

Payable for administrative services (Note 2)	3,050

Payable for distribution fees (Note 2)	42,437

Payable for receivable purchase agreement (Note 2)	193,965

Interest payable (Note 2)	2,442,906

Written options outstanding, at value (premiums received $40,703,233)
(Notes 1 and 3)	35,395,588

Premium received on swap contracts (Note 1)	2,566,159

Unrealized depreciation on swap contracts (Note 1)	44,867,358

Collateral on certain derivative contracts, at value (Note 1)	5,668,409

Other accrued expenses	157,172

Total liabilities	166,229,124

Net assets	$469,656,058

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$489,981,169

Undistributed net investment income (Note 1)	43,898,007

Accumulated net realized loss on investments (Note 1)	(88,571,279)

Net unrealized appreciation of investments	24,348,161

Total — Representing net assets applicable to
capital shares outstanding	$469,656,058

Computation of net asset value Class IA

Net Assets	$270,438,458

Number of shares outstanding	21,821,578

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.39

Computation of net asset value Class IB

Net Assets	$199,217,600

Number of shares outstanding	16,202,397

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.30

Statement of operations
Year ended 12/31/09

Investment income

Interest (including interest income of $198,361
from investments in affiliated issuers) (Note 6)	$36,771,360

Total investment income	36,771,360

Expenses

Compensation of Manager (Note 2)	2,754,512

Investor servicing fees (Note 2)	126,565

Custodian fees (Note 2)	59,106

Trustee compensation and expenses (Note 2)	38,563

Administrative services (Note 2)	25,451

Distribution fees — Class IB (Note 2)	449,268

Interest expense (Note 2)	2,442,906

Other	324,827

Fees waived and reimbursed by Manager (Note 2)	(875,446)

Total expenses	5,345,752

Expense reduction (Note 2)	(3,727)

Net expenses	5,342,025

Net investment income	31,429,335
Net realized gain on investments (Notes 1 and 3)	17,972,281

Net realized gain on swap contracts (Note 1)	6,926,904

Net realized loss on futures contracts (Note 1)	(2,970,358)

Net realized gain on written options (Notes 1 and 3)	659,205

Net unrealized appreciation of investments futures contracts, swap contracts, written options, TBA sale commitments and
receivable purchase agreement during the year	107,634,037

Net gain on investments	130,222,069

Net increase in net assets resulting from operations	$161,651,404

The accompanying notes are an integral part of these financial statements.

196 Putnam VT Income Fund

Statement of changes in net assets

	Putnam VT
	Income Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$31,429,335	$27,173,160

Net realized gain (loss) on investments	22,588,032	(93,140,222)

Net unrealized appreciation (depreciation)
of investments	107,634,037	(64,677,254)

Net increase (decrease) in net assets
resulting from operations	161,651,404	(130,644,316)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(14,788,211)	(23,950,417)

Class IB	(10,530,791)	(17,430,226)

Increase in capital from settlement
payments (Note 9)	—	55,580

Decrease from capital share transactions
(Note 4)	(50,206,152)	(109,852,436)

Total increase (decrease) in net assets	86,126,250	(281,821,815)

Net assets:

Beginning of year	383,529,808	665,351,623

End of year (including undistributed net
investment income of $43,898,007 and
$26,453,782, respectively)	$469,656,058	$383,529,808

The accompanying notes are an integral part of these financial statements.

Putnam VT Income Fund 197

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) c,d,e	Ratio of expenses to average net assets, excluding interest expense (%) c,d,e	Ratio of net investment income (loss) to average net assets (%) d	Portfolio turnover (%) f

Putnam VT Income Fund (Class IA)

12/31/09	$9.02	.79	3.23	4.02	(.65)	—	(.65)	—	$12.39	47.22	$270,438	1.16 g	.58	7.52	277.26

12/31/08	12.68	.57	(3.39)	(2.82)	(.84)	—	(.84)	— h,i	9.02	(23.78)	221,192.58		.58	4.97	208.37

12/31/07	12.70	.65	.02	.67	(.69)	—	(.69)	—	12.68	5.45	379,470.57		.57	5.25	228.92

12/31/06	12.69	.54	.04	.58	(.57)	—	(.57)	—	12.70	4.83	437,298.57		.57	4.39	201.13

12/31/05	12.96	.52	(.20)	.32	(.45)	(.14)	(.59)	—	12.69	2.60	530,341.61		.61	4.06	336.25

Putnam VT Income Fund (Class IB)

12/31/09	$8.96	.76	3.19	3.95	(.61)	—	(.61)	—	$12.30	46.65	$199,218	1.41 g	.83	7.27	277.26

12/31/08	12.59	.54	(3.36)	(2.82)	(.81)	—	(.81)	— h,i	8.96	(23.93)	162,338.83		.83	4.75	208.37

12/31/07	12.61	.62	.02	.64	(.66)	—	(.66)	—	12.59	5.22	285,881.82		.82	5.00	228.92

12/31/06	12.61	.50	.04	.54	(.54)	—	(.54)	—	12.61	4.52	300,246.82		.82	4.09	201.13

12/31/05	12.88	.48	(.20)	.28	(.41)	(.14)	(.55)	—	12.61	2.36	292,152.86		.86	3.81	336.25

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.21%

12/31/08	0.17

12/31/07	0.14

12/31/06	0.16

12/31/05	0.10

e Includes amounts paid through expense offset arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.58% of average net assets as of December 31, 2009 (Note 2).

h Amount represents less than $0.01 per share.

i Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the Securities and Exchange Commission (the “SEC”) which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008 (Note 9).

The accompanying notes are an integral part of these financial statements.

198 Putnam VT Income Fund

This page intentionally left blank.

Putnam VT Income Fund 199

Putnam VT International Equity Fund

Investment objective

Capital appreciation

Net asset value December 31, 2009

Class IA: $11.20	Class IB: $11.08

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares*	Class IB shares†

1 year	25.00%	24.63%

5 years	9.78	8.48
Annualized	1.88	1.64

10 years	–2.06	–4.28
Annualized	–0.21	–0.44

Life	116.28	110.51
Annualized	6.12	5.90

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 30, 1998.

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s manager

Markets rallied sharply in 2009 on a shift in sentiment, namely that a second Great Depression had been averted and that the systemic failures in the credit markets had been managed successfully through monetary and fiscal policy. This sparked a ferocious rally in many lower-quality, higher-volatility equities that had been priced for failure. As the year progressed, it became clear that margins had bottomed and a more textbook equity recovery was under way, because of dramatic cost cutting in labor and capacity and slashed inventories. International markets were mixed versus the United States, while emerging markets, particularly in Asia, saw the most robust gains. Against this backdrop, for the 12 months ended December 31, 2009, Putnam VT International Equity Fund’s class IA shares returned 25.00% at net asset value.

Although the fund’s portfolio construction process is focused on bottom-up, company-driven stock selection, there were some notable performers on a sector level. The strongest returns came from energy and basic materials, which both benefited from improving global economic conditions. Health care and communication services, on the other hand, turned in the weakest performances.

Turning to specific holdings, Xstrata, a Swiss-based mining company, benefited from rising demand for coal and other base metals in China and the emerging markets. The fund was helped by a sizable position in the stock. The fund’s position in the Belgian KBC Groep was another top performer. The purchase of KBC was predicated on the belief that the market had priced in a worst-case scenario for the company and as a result, the company had greater upside potential than downside risk. This turned out to be the case, and the stock appreciated considerably. Another solid performer was Banco Santander Central Hispano. The management team believed the market was underestimating the earnings power of the company, which also boasted a high-quality balance sheet, high capital generation, and better risk control than many of its European peers.

Detractors included KDDI, a Japanese telecom company, which posted lackluster earnings in 2009. The Japanese telecom market was very competitive in 2009, and subscriber growth was sluggish. The fund continues to hold the stock, which appears attractively valued given the current high levels of revenue the company is generating. Another detractor was Nippon Telegraph and Telephone, a Japanese telecom company that underperformed both from its defensive nature and its Japanese exposure; the Japanese market, in general, underperformed other global developed equity markets.

Looking ahead, management believes that global growth will be driven by Asian and emerging markets. In developed markets, high levels of consumer and government debt remain an area of concern. Overall, with valuations still reasonable and liquidity now more plentiful, management sees potential for markets to continue making up lost ground. However, the management team will continue to watch for the re-emergence of deflationary pressures as government and central banks begin to remove some of the stimulus currently in place.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Current and future portfolio holdings are subject to risk.

200 Putnam VT International Equity Fund

Your fund’s manager

Portfolio Manager Joshua Byrne is Head of International Large Cap Equities at Putnam. He joined Putnam in 1992 and has been in the investment industry since 1987.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT International Equity Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$5.19	$6.58	$4.74	$6.01

Ending value (after expenses)	$1,212.10	$1,210.90	$1,020.52	$1,019.26

Annualized expense ratio†	0.93%	1.18%	0.93%	1.18%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT International Equity Fund 201

The fund’s portfolio 12/31/09

COMMON STOCKS (98.8%)*	Shares	Value

Australia (1.5%)
AGL Energy, Ltd.	234,054	$2,945,969

BlueScope Steel, Ltd.	2,261,599	6,244,517

		9,190,486
Belgium (1.0%)
KBC Groep SA †	44,343	1,918,777

UCB SA	91,265	3,818,753

		5,737,530
Brazil (1.1%)
Cia Brasileira de Meios de Pagamento	365,036	3,213,574

Companhia Brasileira de Meios de Pagamento 144A	60,100	529,087

Vale SA ADR	108,500	3,149,755

		6,892,416
Canada (3.1%)
Agrium, Inc.	61,720	3,857,574

National Bank of Canada S	136,900	7,878,911

Nexen, Inc.	291,142	7,015,001

		18,751,486
China (4.3%)
China National Materials Co., Ltd.	4,406,000	3,252,302

Dongfeng Motor Group Co., Ltd.	2,462,000	3,504,469

Guangdong Investment, Ltd.	5,670,000	3,293,915

Industrial & Commercial Bank of China	7,584,000	6,224,096

Longtop Financial Technologies Ltd. ADR †	52,800	1,954,656

Renhe Commercial Holdings Co., Ltd.	20,538,000	4,631,729

Sohu.com, Inc. † S	46,700	2,674,976

		25,536,143
Finland (0.6%)
Nokia OYJ	258,467	3,315,496

		3,315,496
France (11.3%)
Alstom SA	74,877	5,198,167

AXA SA	349,354	8,255,678

BNP Paribas SA	156,305	12,324,698

Christian Dior SA	60,408	6,203,834

Renault SA †	64,975	3,305,936

Saft Groupe SA S	83,776	4,032,363

Total SA	211,241	13,525,793

UBISOFT Entertainment †	444,657	6,277,345

Vivendi SA	293,581	8,660,054

		67,783,868
Germany (6.4%)
Deutsche Post AG	453,940	8,727,353

HeidelbergCement AG	10,589	727,788

HeidelbergCement AG 144A	22,506	1,546,849

Henkel AG & Co. KGaA	166,147	8,643,113

MTU Aero Engines Holding AG	102,878	5,640,637

Porsche Automobil Holding SE (Preference)	150,920	9,471,635

Puma AG Rudolf Dassier Sport	10,800	3,573,968

		38,331,343
Greece (0.5%)
National Bank of Greece SA †	128,134	3,264,677

		3,264,677
Hong Kong (2.6%)
Esprit Holdings, Ltd.	642,693	4,230,045

Noble Group, Ltd. S	3,459,000	7,929,725

Wharf (Holdings), Ltd.	658,000	3,762,652

		15,922,422
Ireland (1.2%)
Genesis Lease, Ltd. ADR	79,576	710,614

Irish Life & Permanent PLC †	426,303	2,011,082

Kerry Group PLC Class A	151,379	4,458,475

		7,180,171

COMMON STOCKS (98.8%)* cont.	Shares	Value

Italy (1.9%)
Mediaset SpA	511,732	$4,177,926

Prysmian SpA	361,360	6,320,424

Prysmian SpA 144A	52,500	918,260

		11,416,610
Japan (18.3%)
Aisin Seiki Co., Ltd.	369,200	10,563,076

Astellas Pharma, Inc.	250,700	9,347,777

Fujitsu, Ltd.	879,000	5,658,612

Japan Tobacco, Inc.	3,622	12,233,683

JFE Holdings, Inc.	54,500	2,148,399

Jupiter Telecommunications Co., Ltd.	7,722	7,658,145

KDDI Corp.	1,572	8,298,221

Mitsui & Co., Ltd.	382,800	5,424,876

Mitsui Fudosan Co., Ltd.	217,000	3,647,760

Nippon Telegraph & Telephone (NTT) Corp.	169,800	6,685,909

Nomura Holdings, Inc. 144A	150,413	1,109,611

Nomura Securities Co., Ltd.	572,500	4,223,387

Ono Pharmaceutical Co., Ltd.	67,200	2,874,244

ORIX Corp.	127,620	8,687,730

ORIX Corp. 144A	10,780	733,848

Sankyo Co., Ltd.	92,300	4,602,538

Suzuken Co., Ltd.	151,300	4,959,638

Tokyo Gas Co., Ltd.	1,515,000	6,045,630

Toyo Suisan Kaisha, Ltd.	212,000	4,864,488

		109,767,572
Netherlands (0.9%)
AerCap Holdings NV †	137,337	1,244,273

ASML Holding NV	123,782	4,206,817

		5,451,090
Norway (2.3%)
DnB NOR ASA † S	620,746	6,737,287

StatoilHydro ASA	210,214	5,242,535

Yara International ASA	39,366	1,782,141

		13,761,963
Singapore (1.4%)
DBS Group Holdings, Ltd.	392,000	4,264,754

Singapore Airlines, Ltd.	387,800	4,097,043

		8,361,797
South Korea (1.9%)
KT Corp.	147,440	4,954,483

LG Display Co., Ltd. ADR S	162,400	2,749,432

Shinhan Financial Group Co., Ltd. †	100,340	3,728,636

		11,432,551
Spain (5.3%)
Banco Bilbao Vizcaya Argentaria SA	394,203	7,134,999

Banco Santander Central Hispano SA	933,412	15,323,558

Endesa SA S	171,222	5,848,276

Obrascon Huarte Lain SA S	135,111	3,625,897

		31,932,730
Switzerland (10.0%)
Credit Suisse Group	143,995	7,087,464

Nestle SA	397,401	19,294,728

Roche Holding AG	126,555	21,515,533

Zurich Financial Services AG	55,369	12,031,136

		59,928,861
Taiwan (1.6%)
Hon Hai Precision Industry Co., Ltd.	1,376,000	6,480,079

United Microelectronics Corp. †	5,514,000	2,950,303

		9,430,382
United Arab Emirates (0.7%)
Aldar Properties PJSC †	1,830,192	2,442,983

DP World, Ltd.	4,079,912	1,754,362

		4,197,345

202 Putnam VT International Equity Fund

COMMON STOCKS (98.8%)* cont.	Shares	Value

United Kingdom (20.9%)
BAE Systems PLC	2,005,853	$11,570,119

Barclays PLC	715,072	3,154,017

Barclays PLC 144A	197,678	871,912

BG Group PLC	424,390	7,606,938

BHP Billiton PLC	29,858	954,631

BP PLC	2,286,398	22,132,697

BT Group PLC	4,534,166	9,826,591

Cairn Energy PLC †	1,266,068	6,753,361

Compass Group PLC	822,987	5,883,428

Eurasian Natural Resources Corp.	80,827	1,193,248

Gartmore Group, Ltd. 144A	977,450	3,389,622

GlaxoSmithKline PLC	616,709	13,075,974

Next PLC	111,969	3,736,494

Reckitt Benckiser Group PLC	155,529	8,434,047

TUI Travel PLC	605,650	2,495,058

Vedanta Resources PLC	156,233	6,463,246

WPP PLC	666,536	6,514,677

Xstrata PLC †	638,053	11,248,908

		125,304,968
Total common stocks (cost $550,058,591)		$592,891,907

U. S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value

U.S. Treasury Notes i

1 1/4s, November 30, 2010	$200,000	$201,482

4 3/4s, March 31, 2011	194,000	205,908

Total U. S. treasury obligations (cost $407,390)		$407,390

SHORT-TERM INVESTMENTS (5.3%)*	Principal amount/shares	Value

Short-term investments held as collateral
for loaned securities with yields ranging
from zero % to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 d	16,646,683	$21,145,690

Putnam Money Market Liquidity Fund e	$9,267,903	9,267,903

U.S. Treasury Bills, for effective yields
ranging from 0.23% to 0.25%, maturity date
November 18, 2010 ##	944,000	940,659

U.S. Treasury Cash Management Bills, for
effective yields ranging from 0.24%
to 0.36%, maturity date
July 15, 2010 ##	451,000	450,159

Total short-term investments (cost $31,804,995)		$31,804,411

Total investments (cost $582,270,976)		$625,103,708

Key to holding’s abbreviations

ADR        American Depository Receipts

PJSC       Public Joint Stock Company

* Percentages indicated are based on net assets of $600,022,428

† Non-income-producing security.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at December 31, 2009.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

S Securities on loan, in part or in entirety, at December 31, 2009.

At December 31, 2009, liquid assets totaling $4,114,561 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

The fund had the following industry concentrations greater than 10% at December 31, 2009 (as a percentage of net assets):

Banking	11.5%
Oil and gas	10.4%

FORWARD CURRENCY CONTRACTS TO BUY				Unrealized
at 12/31/09 (aggregate		Aggregate	Delivery	appreciation/
face value $175,855,178)	Value	face value	date	(depreciation)

Australian Dollar	$41,903,914	$43,043,174	1/20/10	$(1,139,260)

British Pound	17,505,997	18,005,112	1/20/10	(499,115)

Canadian Dollar	4,110,827	4,098,094	1/20/10	12,733

Danish Krone	5,343,991	5,624,023	1/20/10	(280,032)

Euro	44,153,367	46,472,146	1/20/10	(2,318,779)

Japanese Yen	21,363,820	22,778,270	1/20/10	(1,414,450)

Norwegian Krone	9,959,911	10,308,033	1/20/10	(348,122)

Swedish Krona	19,219,584	19,988,829	1/20/10	(769,245)

Swiss Franc	5,357,926	5,537,497	1/20/10	(179,571)

Total				$(6,935,841)

FORWARD CURRENCY CONTRACTS TO SELL				Unrealized
at 12/31/09 (aggregate		Aggregate	Delivery	appreciation/
face value $130,566,164)	Value	face value	date	(depreciation)

Australian Dollar	$954,987	$980,408	1/20/10	$25,421

British Pound	14,048,671	14,354,736	1/20/10	306,065

Canadian Dollar	21,382,855	21,318,796	1/20/10	(64,059)

Euro	17,973,459	18,956,740	1/20/10	983,281

Hong Kong Dollar	18,258,572	18,267,720	1/20/10	9,148

Japanese Yen	6,405,773	6,848,503	1/20/10	442,730

Norwegian Krone	20,071,894	20,759,080	1/20/10	687,186

Singapore Dollar	2,819,705	2,864,802	1/20/10	45,097

Swedish Krona	4,060,770	4,226,964	1/20/10	166,194

Swiss Franc	21,275,568	21,988,415	1/20/10	712,847

Total				$3,313,910

Putnam VT International Equity Fund 203

ASC 820, Fair Value Measurements and Disclosures, establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Australia	$—	$9,190,486	$—

Belgium	—	5,737,530	—

Brazil	6,892,416	—	—

Canada	18,751,486	—	—

China	4,629,632	20,906,511	—

Finland	—	3,315,496	—

France	—	67,783,868	—

Germany	—	38,331,343	—

Greece	—	3,264,677	—

Hong Kong	—	15,922,422	—

Ireland	710,614	6,469,557	—

Italy	—	11,416,610	—

Japan	—	109,767,572	—

Netherlands	1,244,273	4,206,817	—

Norway		13,761,963	—

Singapore		8,361,797	—

South Korea	2,749,432	8,683,119	—

Spain	—	31,932,730	—

Switzerland	—	59,928,861	—

Taiwan	—	9,430,382	—

United Arab Emirates	1,754,362	2,442,983	—

United Kingdom	—	125,304,968	—

Total common stocks	36,732,215	556,159,692	—

U.S. Treasury Obligations	—	407,390

Short-term investments	9,267,903	22,536,508	—

Totals by level	$46,000,118	$579,103,590	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(3,621,931)	$132,718

Other financial instruments include forward currency contracts and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	sales	Level 3	2009

Common stocks:

United Kingdom	$5	$—	$—	$(5)	$—	$—	$—

Total common stocks	$5	—	—	(5)	—	—

Totals:	$5	$—	$—	$(5)	$—	$—	$—

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
	2008 ††	premiums	gain/(loss)	(depreciation) †	sales	Level 3	2009 ††

Other financial instruments:	$148,798	$—	$—	$(16,080)	$—	$—	$132,718

† Includes $(16,080) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount receivable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

204 Putnam VT International Equity Fund

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value, including $19,822,486 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $573,003,073)	$615,835,805

Affiliated issuers (identified cost $9,267,903) (Note 6)	9,267,903

Foreign currency (cost $352,641) (Note 1)	344,724

Dividends, interest and other receivables	1,026,297

Foreign Tax reclaim	851,448

Receivable for shares of the fund sold	9,428

Receivable for investments sold	4,898,810

Unrealized appreciation on forward currency contracts (Note 1)	3,390,702

Receivable for receivable purchase agreement (Note 2)	132,718

Total assets	635,757,835

Liabilities

Payable to custodian (Note 2)	84,360

Payable for investments purchased	5,152,887

Payable for shares of the fund repurchased	250,652

Payable for compensation of Manager (Note 2)	1,199,020

Payable for custodian fees (Note 2)	46,318

Payable for Trustee compensation and expenses (Note 2)	130,183

Payable for administrative services (Note 2)	3,796

Payable for distribution fees (Note 2)	91,599

Unrealized depreciation on forward currency contracts (Note 1)	7,012,633

Collateral on securities loaned, at value (Note 1)	21,145,690

Collateral on certain derivative contracts, at value (Note 1)	407,390

Other accrued expenses	210,879

Total liabilities	35,735,407

Net assets	$600,022,428

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$855,143,084

Undistributed net investment income (Note 1)	23,068,007

Accumulated net realized loss on investments and foreign currency
transactions (Note 1)	(317,593,354)

Net unrealized appreciation of investments and assets and liabilities
in foreign currencies	39,404,691

Total — Representing net assets applicable to capital
shares outstanding	$600,022,428

Computation of net asset value Class IA

Net Assets	$171,218,565

Number of shares outstanding	15,289,152

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$11.20

Computation of net asset value Class IB

Net Assets	$428,803,863

Number of shares outstanding	38,712,581

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$11.08

Statement of operations
Year ended 12/31/09

Investment income

Dividends (net of foreign tax of $1,762,645)	$16,879,898

Interest (including interest income of $12,323 from investments
in affiliated issuers) (Note 6)	22,291

Securities lending	427,080

Total investment income	17,329,269

Expenses

Compensation of Manager (Note 2)	4,332,540

Investor servicing fees (Note 2)	163,696

Custodian fees (Note 2)	93,291

Trustee compensation and expenses (Note 2)	46,094

Administrative services (Note 2)	29,832

Distribution fees — Class IB (Note 2)	979,722

Other	467,716

Total expenses	6,112,891

Expense reduction (Note 2)	(177,557)

Net expenses	5,935,334

Net investment income	11,393,935
Net realized loss on investments (Notes 1 and 3)	(130,871,358)

Net realized gain on foreign currency transactions (Note 1)	5,278,644

Net realized gain on written options (Notes 1 and 3)	61,372

Net unrealized appreciation of assets and liabilities in foreign currencies
during the year	2,216,078

Net unrealized appreciation of investments and receivable purchase
agreement during the year	233,500,644

Net gain on investments	110,185,380

Net increase in net assets resulting from operations	$121,579,315

The accompanying notes are an integral part of these financial statements.

Putnam VT International Equity Fund 205

Statement of changes in net assets

	Putnam VT
	International Equity Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$11,393,935	$26,750,311

Net realized loss on investments and for-
eign currency transactions	(125,531,342)	(206,465,243)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	235,716,722	(302,532,168)

Net increase (decrease) in net assets
resulting from operations	121,579,315	(482,247,100)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	—	(6,888,978)

Class IB	—	(13,227,599)

Net realized short-term gain on
investments

Class IA	—	(15,183,973)

Class IB	—	(33,863,151)

From return of capital

Class IA	—	(766,348)

Class IB	—	(1,666,251)

From net realized long-term gain on
investments

Class IA	—	(30,672,425)

Class IB	—	(68,405,347)

Increase in capital from
settlement payments	685,237	933,373

Increase (decrease) from capital share
transactions (Note 4)	(93,796,138)	16,638,801

Total increase (decrease) in net assets	28,468,414	(635,348,998)

Net assets:

Beginning of year	571,554,014	1,206,903,012

End of year (including undistributed net
investment income of $23,068,007 and
$5,710,192, respectively)	$600,022,428	$571,554,014

The accompanying notes are an integral part of these financial statements.

206 Putnam VT International Equity Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,d	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Putnam VT International Equity Fund (Class IA)

12/31/09	$8.96	.20	2.03	2.23	—	—	—	—	.01 f,g	$11.20	25.00	$171,219.94		2.25	110.31

12/31/08	19.11	.43	(7.74)	(7.31)	(.37)	(2.44)	(.04)	(2.85)	.01 h	8.96	(43.84)	167,901	.87 e	3.17 e	71.03

12/31/07	20.78	.31	1.33	1.64	(.66)	(2.65)	—	(3.31)	—	19.11	8.61	381,400	.84 e	1.56 e	83.16

12/31/06	16.36	.38	4.19	4.57	(.15)	—	—	(.15)	—	20.78	28.04	410,278	.93 e	2.08 e	90.26

12/31/05	14.80	.20 i	1.61	1.81	(.25)	—	—	(.25)	—	16.36	12.46	377,816	.93 e	1.37 e,i	86.02

Putnam VT International Equity Fund (Class IB)

12/31/09	$8.89	.18	2.00	2.18	—	—	—	—	.01 f,g	$11.08	24.63	$428,804	1.19	2.01	110.31

12/31/08	18.96	.39	(7.67)	(7.28)	(.32)	(2.44)	(.04)	(2.80)	.01 h	8.89	(43.95)	403,653	1.12 e	2.91 e	71.03

12/31/07	20.64	.26	1.32	1.58	(.61)	(2.65)	—	(3.26)	—	18.96	8.37	825,503	1.09 e	1.31 e	83.16

12/31/06	16.26	.32	4.17	4.49	(.11)	—	—	(.11)	—	20.64	27.72	857,380	1.18 e	1.77 e	90.26

12/31/05	14.71	.16 i	1.61	1.77	(.22)	—	—	(.22)	—	16.26	12.20	621,897	1.18 e	1.06 e,i	86.02

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets

12/31/08	<0.01%

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the “SEC”) and Millennium Partners, L.P., Millennium Management L.L.C. and Millennium International Management, L.L.C., which amounted to $0.01 per share outstanding as of June 23, 2009.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and General American Life Insurance Co., which amounted to less than $0.01 per share outstanding as of August 17, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between The Hartford Financial Services Group and the Attorney Generals of New York State, Illinois and Connecticut, which amounted to $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008.

i Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

Putnam VT International Equity Fund 207

Putnam VT International Growth Fund*

Investment objective

Long-term capital appreciation

Net asset value December 31, 2009

Class IA: $15.84	Class IB: $15.80

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares†	Class IB shares‡

1 year	38.76%	38.36%

5 years	36.17	34.52
Annualized	6.37	6.11

10 years	–21.44	–23.26
Annualized	–2.38	–2.61

Life	84.07	79.17
Annualized	4.81	4.59

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

† Class inception date: January 2, 1997.

‡ Class inception date: April 30, 1998.

Morgan Stanley Capital International (MSCI) EAFE Growth Index is an unmanaged index that measures the performance in 20 countries within Europe, Australasia, and the Far East with a greater-than-average growth orientation.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s manager

During one of the most volatile years for international markets, Putnam VT International Growth Fund performed well. The fund began the year defensively positioned in response to the ongoing turmoil related to the 2008 global financial crisis. This helped performance early in the year, as markets declined nearly 25% by early March. At that point, the massive global fiscal responses, combined with extremely cheap valuation, began to drive equity markets higher. The fund’s management became more aggressive in purchasing low-priced, quality assets for the fund, which helped performance as markets enjoyed a historic rally during the next half year. For the 12  months ended December 31, 2009, Putnam VT International Growth Fund’s class IA shares returned 38.76% at net asset value.

On a regional basis, the fund benefited from outperformance in most regions, with China and Japan being two of the largest contributors. Management believed China’s economy would prove more resilient than the market anticipated, and invested in companies like China Green, a leading agricultural/food supplier, and Baoshan Iron & Steel, China’s leading steel manufacturer, both of which contributed to performance during the year. Baoshan was sold before year-end. Management also believed economic conditions in Japan would remain weak, and reduced the fund’s exposure, which helped performance overall. That said, Toyo Suisan, a leading manufacturer of noodle products in Japan, was one of the fund’s biggest detractors. Management believed the company would benefit as consumers traded down to cheaper food products, but a host of other factors resulted in the underperformance of the stock.

KBC Groep, the Belgian bank, was the fund’s top contributor to performance for the year, and was sold for a gain before year-end. Management took advantage of fears of systemic collapse of the global financial system to invest in strong companies like KBC at very attractive prices. Holdings in raw materials producers such as Kazakhmys and Vedanta also boosted performance.

The fund’s investment in Alapis, the Greek pharmaceutical company, detracted from performance, as the shares declined initially on dilution from a rights offering the company made and later in the year, on the general sell-off in the Greek market due to fears of Greek sovereign insolvency.

Looking ahead, management continues to be wary that markets are pricing in a more robust recovery than will ultimately prove to be the case. Nonetheless, it appears the global economy will continue to recover over the next few quarters, and that this theme will dominate the market for the time being. With this in mind, management continues to position the portfolio to benefit from growth opportunities in developed and emerging markets, and to benefit from the improving growth trends in certain cyclical areas. At the same time, given worries about the longer-term robustness of the recovery, management continues to focus on valuation, and to selectively take profits on some of the fund’s holdings that have performed strongly.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow. Current and future portfolio holdings are subject to risk.

* Prior to February 1, 2010, this fund was known as Putnam VT International New Opportunities Fund.

208 Putnam VT International Growth Fund

Your fund’s manager

Portfolio Manager Jeffrey Sacknowitz joined Putnam in 1999 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT International Growth Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$6.93	$8.35	$6.16	$7.43

Ending value (after expenses)	$1,271.30	$1,270.10	$1,019.11	$1,017.85

Annualized expense ratio†	1.21%	1.46%	1.21%	1.46%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT International Growth Fund 209

The fund’s portfolio 12/31/09

COMMON STOCKS (97.6%)*	Shares	Value

Aerospace and defense (1.3%)
Cobham PLC (United Kingdom)	72,547	$292,700

MTU Aero Engines Holding AG (Germany)	14,714	806,745

		1,099,445
Agriculture (0.8%)
China Green Holdings, Ltd. (China)	738,000	697,634

		697,634
Airlines (0.7%)
easyJet PLC (United Kingdom) †	98,240	554,003

		554,003
Automotive (2.8%)
Dongfeng Motor Group Co., Ltd. (China)	328,000	466,883

Kanto Auto Works, Ltd. (Japan)	54,800	490,033

Porsche Automobil Holding SE
(Preference) (Germany)	5,346	335,511

PT Astra International TbK (Indonesia)	88,500	324,233

Renault SA (France) †	14,723	749,108

		2,365,768
Banking (6.5%)
Banco Bilbao Vizcaya Argentaria SA (Spain)	12,215	221,089

Bank Rakyat Indonesia (Indonesia)	396,000	319,127

Barclays PLC (United Kingdom)	96,075	423,765

BNP Paribas SA (France)	13,805	1,088,529

HSBC Holdings PLC
(London Exchange) (United Kingdom)	62,530	714,275

Korea Exchange Bank (South Korea)	19,960	248,603

National Bank of Greece SA (Greece) †	26,532	675,999

Royal Bank of Canada (Canada)	6,100	328,690

Societe Generale (France)	11,926	824,527

State Bank of India, Ltd. (India)	13,214	641,976

		5,486,580
Beverage (2.2%)
Britvic PLC (United Kingdom)	126,362	833,468

Diageo PLC (United Kingdom)	60,213	1,051,052

		1,884,520
Biotechnology (1.3%)
Biotest AG (Preference) (Germany)	6,168	304,623

Genzyme Corp. †	11,785	577,583

Sinovac Biotech, Ltd. (China) † S	32,652	206,687

		1,088,893
Broadcasting (0.7%)
Mediaset SpA (Italy)	75,666	617,759

		617,759
Cable television (2.4%)
DIRECTV Class A †	27,306	910,655

Jupiter Telecommunications Co., Ltd. (Japan)	418	414,543

Telenet Group Holding NV (Belgium) †	26,663	755,834

		2,081,032
Chemicals (4.4%)
Agrium, Inc. (Canada)	14,530	908,142

Air Water, Inc. (Japan)	49,000	577,524

Akzo Nobel NV (Netherlands)	8,493	559,347

DIC Corp. (Japan)	161,000	273,327

Methanex Corp. (Canada)	39,387	772,538

Yara International ASA (Norway)	14,357	649,957

		3,740,835
Commercial and consumer services (2.5%)
AerCap Holdings NV (Netherlands) †	32,225	291,959

Compass Group PLC (United Kingdom)	112,575	804,784

Genesis Lease, Ltd. ADR (Ireland)	18,728	167,241

COMMON STOCKS (97.6%)* cont.	Shares	Value

Commercial and consumer services cont.
Imperial Holdings, Ltd. (South Africa)	46,387	$554,614

Serco Group PLC (United Kingdom)	40,686	346,220

		2,164,818
Communications equipment (0.3%)
Qualcomm, Inc.	6,120	283,111

		283,111
Computers (1.1%)
Fujitsu, Ltd. (Japan)	102,000	656,631

Logitech International SA (Switzerland) †	14,869	255,629

		912,260
Conglomerates (2.8%)
Mitsubishi Corp. (Japan)	39,900	993,040

Noble Group, Ltd. (Hong Kong)	593,000	1,359,447

		2,352,487
Construction (1.0%)
HeidelbergCement AG (Germany)	6,107	419,737

HeidelbergCement AG 144A (Germany)	3,013	207,085

Lafarge SA (France)	2,783	228,681

		855,503
Consumer (0.8%)
Christian Dior SA (France)	6,269	643,819

		643,819
Consumer goods (3.4%)
Henkel AG & Co. KGaA (Germany)	20,211	1,051,394

Oriflame Cosmetics SA SDR (Russia)	6,639	396,075

Reckitt Benckiser Group PLC (United Kingdom)	26,839	1,455,429

		2,902,898
Consumer services (0.9%)
Rakuten, Inc. (Japan)	962	731,964

		731,964
Electric utilities (0.4%)
Endesa SA (Spain)	9,103	310,923

		310,923
Electrical equipment (1.9%)
Mitsubishi Electric Corp. (Japan) †	98,000	724,277

Prysmian SpA (Italy)	36,976	646,735

Rexel SA (France) †	16,499	239,438

		1,610,450
Electronics (2.2%)
LG Display Co., Ltd. (South Korea)	16,250	549,053

Micron Technology, Inc. † S	49,351	521,147

Nippon Electric Glass Co., Ltd. (Japan)	21,000	286,772

Skyworth Digital Holdings, Ltd. (China)	132,000	135,056

Sumco Corp. (Japan)	22,000	387,355

		1,879,383
Energy (other) (1.0%)
First Solar, Inc. † S	4,099	555,005

Trina Solar, Ltd. ADR (China) † S	5,309	286,527

		841,532
Engineering and construction (0.5%)
Orascom Construction Industries (Egypt)	9,659	437,380

		437,380
Financial (1.2%)
Irish Life & Permanent PLC (Ireland) †	60,916	287,371

ORIX Corp. (Japan)	11,310	769,928

		1,057,299
Food (5.5%)
Kerry Group PLC Class A (Ireland)	28,285	833,061

Nestle SA (Switzerland)	70,029	3,400,068

Toyo Suisan Kaisha, Ltd. (Japan)	20,000	458,914

		4,692,043
Forest products and packaging (0.7%)
Rengo Co., Ltd. (Japan)	95,000	564,299

		564,299

210 Putnam VT International Growth Fund

COMMON STOCKS (97.6%)* cont.	Shares	Value

Health-care services (2.3%)
Alapis Holding Industrial and Commercial SA
(Greece)	1,972,952	$1,424,244

Suzuken Co., Ltd. (Japan)	17,100	560,541

		1,984,785
Insurance (3.0%)
Aflac, Inc.	10,777	498,436

AXA SA (France)	35,283	833,782

QBE Insurance Group, Ltd. (Australia)	22,373	510,966

Zurich Financial Services AG (Switzerland)	3,301	717,275

		2,560,459
Investment banking/Brokerage (0.8%)
Nomura Holdings, Inc. 144A (Japan)	3,959	29,206

Nomura Securities Co., Ltd. (Japan)	88,100	649,922

		679,128
Machinery (2.3%)
Alstom SA (France)	10,540	731,716

Lonking Holdings, Ltd. (China)	743,000	510,756

NSK, Ltd. (Japan)	94,000	690,602

		1,933,074
Media (0.8%)
WPP PLC (United Kingdom)	70,153	685,671

		685,671
Medical technology (2.0%)
Covidien PLC (Ireland)	17,410	833,765

Terumo Corp. (Japan)	15,200	910,583

		1,744,348
Metals (8.1%)
ArcelorMittal (Luxembourg)	15,371	696,591

BHP Billiton, Ltd. (Australia)	44,207	1,693,890

BlueScope Steel, Ltd. (Australia)	317,581	876,875

Cia Vale do Rio Doce Class A
(Preference) (Brazil)	36,016	872,238

Eurasian Natural Resources Corp.
(United Kingdom)	15,232	224,870

Kazakhmys PLC (United Kingdom) †	31,339	656,319

Vedanta Resources PLC (United Kingdom)	19,217	794,993

Xstrata PLC (United Kingdom) †	61,525	1,084,689

		6,900,465
Natural gas utilities (2.6%)
Centrica PLC (United Kingdom)	283,445	1,281,322

Tokyo Gas Co., Ltd. (Japan)	229,000	913,828

		2,195,150
Office equipment and supplies (0.7%)
Canon, Inc. (Japan)	13,400	567,064

		567,064
Oil and gas (3.8%)
BG Group PLC (United Kingdom)	79,646	1,427,607

BP PLC (United Kingdom)	47,635	461,114

Cairn Energy PLC (United Kingdom) †	115,925	618,358

Nexen, Inc. (Canada)	14,855	357,928

Petroleo Brasileiro SA ADR
(Preference) (Brazil)	9,711	411,649

		3,276,656
Pharmaceuticals (6.6%)
Astellas Pharma, Inc. (Japan)	20,800	775,563

Nippon Shinyaku Co., Ltd. (Japan)	31,000	346,314

Roche Holding AG (Switzerland)	18,019	3,063,398

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	11,526	647,531

UCB SA (Belgium)	18,353	767,935

		5,600,741
Power producers (0.1%)
China Longyuan Power Group Corp. 144A (China)	52,000	67,338

		67,338

COMMON STOCKS (97.6%)* cont.			Shares	Value

Publishing (0.7%)
Reed Elsevier PLC (United Kingdom)			75,332	$619,183

				619,183
Real estate (2.9%)
Dexus Property Group (Australia)			731,022	552,331

Mitsui Fudosan Co., Ltd. (Japan)			37,000	621,968

New World Development Co., Ltd. (Hong Kong)			196,000	400,043

Renhe Commercial Holdings Co., Ltd. (China)			3,952,000	891,255

				2,465,597
Retail (1.1%)
Metro AG (Germany)			6,919	421,397

Next PLC (United Kingdom)			15,107	504,133

				925,530
Semiconductor (0.8%)
Aixtron AG (Germany)			7,962	266,321

ASML Holding NV (Netherlands)			12,640	429,579

				695,900
Software (1.6%)
Autonomy Corp. PLC (United Kingdom) †			28,744	701,486

Longtop Financial Technologies Ltd. ADR (China) †			17,855	660,992

				1,362,478
Technology services (0.6%)
Sohu.com, Inc. (China) †			8,954	512,885

				512,885
Telecommunications (1.9%)
America Movil SAB de CV ADR Ser. L (Mexico)			13,034	612,337

Indosat Tbk PT (Indonesia)			796,000	400,165

Koninklijke (Royal) KPN NV (Netherlands)			37,093	628,657

				1,641,159
Telephone (0.9%)
Portugal Telecom SGPS SA (Portugal)			62,732	761,991

				761,991
Tire and rubber (0.6%)
Nokian Renkaat OYJ (Finland)			21,023	509,674

				509,674
Tobacco (3.6%)
Imperial Tobacco Group PLC (United Kingdom)			39,738	1,253,513

Japan Tobacco, Inc. (Japan)			344	1,161,896

Lorillard, Inc.			8,474	679,869

				3,095,278
Transportation (0.5%)
DP World, Ltd. (United Arab Emirates)			1,085,152	466,612

				466,612
Total common stocks (cost $69,682,895)				$83,107,804

WARRANTS (1.0%)* †	Expiration date	Strike Price	Warrants	Value

Gansu Qilianshan Cement
Group Co. 144A (China)	8/17/10	$0.001	255,800	$648,373

Qatar Telecom
144A (Qatar) F	11/30/10	0.00	5,805	231,339

Total warrants (cost $691,734)				$879,712

U. S. TREASURY OBLIGATIONS (0.2%)*		Principal amount		Value

U.S. Treasury Notes 4 3/4s, March 31, 2011 i			$126,000	$133,734

Total U. S. treasury obligations (cost $133,734)				$133,734

Putnam VT International Growth Fund 211

SHORT-TERM INVESTMENTS (4.2%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	1,378,625	$1,378,625

Short-term investments held as collateral
for loaned securities with yields ranging
from zero % to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 d	$1,438,130	1,437,950

U.S. Treasury Bills with effective yields
ranging from of 0.34% to 0.36%,
November 18, 2010 ##	430,000	428,478

U.S. Treasury Cash Management Bills with an
effective yield of 0.25%, July 15, 2010 ##	65,000	64,879

U.S. Treasury Bills with an
effective yield of 0.42%, April 1, 2010 ##	95,000	94,888

U.S. Treasury Bills with an effective yield
of 0.42%, February 11, 2010 ##	130,000	129,939

Total short-term investments (cost $3,535,011)		$3,534,759

Total investments (cost $74,043,374)		$87,656,009

Key to holding’s abbreviations

ADR      American Depository Receipts

SDR      Swedish Depository Receipts

* Percentages indicated are based on net assets of $85,153,888.

† Non-income-producing security.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at December 31, 2009.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs. On December 31, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security purchased with cash or securities received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

S Securities on loan, in part or in entirety, at December 31, 2009.

At December 31, 2009, liquid assets totaling $1,415,406 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or SDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at December 31, 2009 (as a percentage of Portfolio Value):

United Kingdom	19.5%	Indonesia	1.2%

Japan	16.9	South Korea	0.9

Switzerland	8.6	Portugal	0.9

United States	7.3	Luxembourg	0.8

France	6.2	Norway	0.8

China	5.9	Israel	0.8

Germany	4.4	India	0.7

Australia	4.2	Mexico	0.7

Canada	2.7	South Africa	0.6

Ireland	2.5	Spain	0.6

Greece	2.4	Finland	0.6

Netherlands	2.2	United Arab Emirates	0.5

Hong Kong	2.0	Egypt	0.5

Belgium	1.8	Russia	0.5

Brazil	1.5	Other	0.3

Italy	1.5	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY				Unrealized
at 12/31/09 (aggregate		Aggregate	Delivery	appreciation/
face value $47,490,419)	Value	face value	date	(depreciation)

Australian Dollar	$5,931,109	$6,090,506	1/20/10	$(159,397)

British Pound	5,066,283	5,210,538	1/20/10	(144,255)

Canadian Dollar	1,468,460	1,464,249	1/20/10	4,211

Danish Krone	644,860	678,651	1/20/10	(33,791)

Euro	17,986,494	18,971,080	1/20/10	(984,586)

Japanese Yen	3,794,145	4,055,878	1/20/10	(261,733)

Norwegian Krone	1,927,478	1,994,363	1/20/10	(66,885)

Swedish Krona	3,314,200	3,445,561	1/20/10	(131,361)

Swiss Franc	5,419,279	5,579,593	1/20/10	(160,314)

Total				$(1,938,111)

FORWARD CURRENCY CONTRACTS TO SELL				Unrealized
at 12/31/09 (aggregate		Aggregate	Delivery	appreciation/
face value $32,139,910)	Value	face value	date	(depreciation)

Australian Dollar	$2,815,244	$2,872,243	1/20/10	$56,999

British Pound	2,832,204	2,907,905	1/20/10	75,701

Canadian Dollar	3,803,282	3,791,998	1/20/10	(11,284)

Euro	16,435,672	17,260,014	1/20/10	824,342

Hong Kong Dollar	823,637	824,073	1/20/10	436

Norwegian Krone	2,205,320	2,274,606	1/20/10	69,286

Singapore Dollar	100,055	101,655	1/20/10	1,600

Swedish Krona	939,160	978,318	1/20/10	39,158

Swiss Franc	1,099,141	1,129,098	1/20/10	29,957

Total				$1,086,195

212 Putnam VT International Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$2,552,918	$10,205,818	$—

Capital goods	—	5,647,413	—

Communication services	1,522,992	2,961,190	—

Conglomerates	—	2,352,487	—

Consumer cyclicals	459,200	7,651,625	—

Consumer staples	679,869	13,048,231	—

Energy	1,611,109	2,507,079	—

Financial	827,126	11,421,937	—

Health care	2,265,566	8,153,201	—

Technology	1,978,135	3,667,882	—

Transportation	466,612	554,003	—

Utilities and power	—	2,573,411	—

Total common stocks	12,363,527	70,744,277	—

U.S. Treasury Obligations	—	133,734

Warrants	—	879,712	—

Short-term investments	1,378,625	2,156,134	—

Totals by level	$13,742,152	$73,913,857	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(851,916)	$42,055

Other financial instruments include forward currency contracts and receivable purchase agreements.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
	2008 ††	premiums	gain/(loss)	(depreciation) †	sales	Level 3	2009 ††

Other financial instruments:	$47,151	$—	$—	$(5,096)	$—	$—	$42,055

† Includes $(5,096) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations Includes amount receivable under receivable purchase agreement.

†† The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund 213

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value, including $1,398,380
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $72,664,749)	$86,277,384

Affiliated issuers (identified cost $1,378,625) (Note 6)	1,378,625

Foreign currency (cost $201,876) (Note 1)	207,331

Dividends, interest and other receivables	97,416

Foreign Tax reclaim	84,314

Receivable for investments sold	366,051

Unrealized appreciation on forward currency contracts (Note 1)	1,118,920

Receivable for receivable purchase agreement (Note 2)	42,055

Total assets	89,572,096

Liabilities

Payable to custodian (Note 2)	7,851

Payable for investments purchased	428,893

Payable for shares of the fund repurchased	55,422

Payable for compensation of Manager (Note 2)	214,611

Payable for investor servicing fees (Note 2)	2,120

Payable for custodian fees (Note 2)	28,251

Payable for Trustee compensation and expenses (Note 2)	72,525

Payable for administrative services (Note 2)	522

Payable for distribution fees (Note 2)	6,011

Unrealized depreciation on forward currency contracts (Note 1)	1,970,836

Collateral on securities loaned, at value (Note 1)	1,437,950

Collateral on certain derivative contracts, at value (Note 1)	133,734

Other accrued expenses	59,482

Total liabilities	4,418,208

Net assets	$85,153,888

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$157,052,673

Undistributed net investment income (Note 1)	3,161,186

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(87,877,877)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	12,817,906

Total — Representing net assets applicable
to capital shares outstanding	$85,153,888

Computation of net asset value Class IA

Net Assets	$56,806,462

Number of shares outstanding	3,585,542

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$15.84

Computation of net asset value Class IB

Net Assets	$28,347,426

Number of shares outstanding	1,794,037

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$15.80

Statement of operations
Year ended 12/31/09

Investment income

Dividends (net of foreign tax of $191,924)	$1,964,722

Interest (including interest income of $2,751 from investments
in affiliated issuers) (Note 6)	4,077

Securities lending	29,360

Total investment income	1,998,159

Expenses

Compensation of Manager (Note 2)	782,025

Investor servicing fees (Note 2)	23,345

Custodian fees (Note 2)	70,647

Trustee compensation and expenses (Note 2)	18,045

Administrative services (Note 2)	12,582

Distribution fees — Class IB (Note 2)	73,559

Other	110,481

Fees waived and reimbursed by Manager (Note 2)	(125,937)

Total expenses	964,747

Expense reduction (Note 2)	(17,012)

Net expenses	947,735

Net investment income	1,050,424
Net realized loss on investments (including $8,671,283 of
net realized losses from redemptions in kind) (Notes 1 and 3)	(7,236,640)

Net realized gain on futures contracts (Note 1)	101,870

Net realized gain on foreign currency transactions (Note 1)	1,867,639

Net realized gain on written options (Notes 1 and 3)	101,946

Net unrealized depreciation of assets and liabilities in
foreign currencies during the year	(590,462)

Net unrealized appreciation of investments, futures contracts,
written options and receivable purchase agreement during the year	23,841,293

Net gain on investments	18,085,646

Net increase in net assets resulting from operations	$19,136,070

The accompanying notes are an integral part of these financial statements.

214 Putnam VT International Growth Fund

Statement of changes in net assets

	Putnam VT
	International Growth Fund
	Year ended	Year ended
	12/31/09	12/31/08

Decrease in net assets

Operations:

Net investment income	$1,050,424	$4,201,121

Net realized loss on investments and
foreign currency transactions	(5,165,185)	(54,890,161)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	23,250,831	(53,486,878)

Net increase (decrease) in net assets
resulting from operations	19,136,070	(104,175,918)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(935,253)	(1,633,230)

Class IB	(1,087,023)	(1,912,211)

Increase in capital from settlement
payments (Note 9)	98,252	880,428

Decrease from capital share transactions
(Note 4)	(52,219,589)	(59,211,948)

Total decrease in net assets	(35,007,543)	(166,052,879)

Net assets:

Beginning of year	120,161,431	286,214,310

End of year (including undistributed net
investment income of $3,161,186 and
$2,167,148, respectively)	$85,153,888	$120,161,431

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund 215

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) c,d,e	Ratio of net investment income (loss) to average net assets (%) e	Portfolio turnover (%)

Putnam VT International Growth Fund (Class IA)

12/31/09	$11.67	.19	4.19	4.38	(.23)	(.23)	.02 f	$15.84	38.76	$56,806	1.14	1.50	184.76

12/31/08	20.59	.37	(9.05)	(8.68)	(.31)	(.31)	.07 g,h	11.67	(42.36)	48,582	1.10	2.25	134.88

12/31/07	18.34	.21	2.25	2.46	(.21)	(.21)	—	20.59	13.52	119,992	1.11	1.06	106.90

12/31/06	14.73	.15	3.71	3.86	(.25)	(.25)	—	18.34	26.42	118,241	1.15	.89	94.40

12/30/05	12.53	.17 i	2.15	2.32	(.12)	(.12)	—	14.73	18.64 i	101,535	1.21	1.27 i	91.01

Putnam VT International Growth Fund (Class IB)

12/31/09	$11.62	.13	4.21	4.34	(.18)	(.18)	.02 f	$15.80	38.36	$28,347	1.39	1.08	184.76

12/31/08	20.48	.33	(9.01)	(8.68)	(.25)	(.25)	.07 g,h	11.62	(42.48)	71,579	1.35	2.00	134.88

12/31/07	18.25	.16	2.24	2.40	(.17)	(.17)	—	20.48	13.21	166,222	1.36	.82	106.90

12/31/06	14.66	.10	3.70	3.80	(.21)	(.21)	—	18.25	26.13	169,254	1.40	.62	94.40

12/31/05	12.47	.13 i	2.15	2.28	(.09)	(.09)	—	14.66	18.36 i	151,178	1.46	1.01 i	91.01

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.16%

12/31/08	0.08

12/31/07	0.06

12/31/06	0.09

12/31/05	0.04

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the “SEC”) and General American Life Insurance Co., which amounted to $0.02 per share outstanding as of August 17, 2009.

g Reflects a non-recurring reimbursement pursuant to a settlement between The Hartford Financial Services Group and the Attorney Generals of New York State, Illinois and Connecticut which amounted to $0.06 of the fund’s weighted average number of shares outstanding for the year ended December 31, 2008.

h Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to $0.01 per share based on weighted average number of shares outstanding for the year ended December 31, 2008 (Note 9).

i Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for Class IA and Class IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

216 Putnam VT International Growth Fund

This page intentionally left blank.

Putnam VT International Growth Fund 217

Putnam VT International Value Fund*

Investment objective

Capital growth with current income as its secondary objective

Net asset value December 31, 2009

Class IA: $9.10	Class IB: $9.01

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares†	Class IB shares‡

1 year	26.39%	26.19%

5 years	7.16	5.81
Annualized	1.39	1.14

10 years	24.86	22.10
Annualized	2.25	2.02

Life	106.74	101.33
Annualized	5.75	5.53

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

† Class inception date: January 2, 1997.

‡ Class inception date: April 6, 1998.

The S&P Developed Ex-U.S. LargeMidCap Value Index is an unmanaged index of mostly large-cap and some mid-cap stocks from developed countries excluding the United States, chosen for their value orientation.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s manager

Markets rallied sharply in 2009 on a shift in sentiment, namely that a second Great Depression had been averted and that the systemic failures in the credit markets had been successfully surmounted through monetary and fiscal policy. This sparked a ferocious rally in many of the lower-quality, higher-volatility equities that had been priced for failure. As the year progressed, it became clear that through dramatic cost cuts in labor and capacity and slashed inventories that profit margins had bottomed and a more textbook equity recovery was under way. Growth stocks outperformed value stocks, while international markets were mixed versus the returns in the United States. Emerging markets, particularly Asia, saw the most robust gains, while Japan lagged the more developed markets. Against this backdrop, for the 12 months ended December 31, 2009, Putnam VT International Value Fund’s class IA shares returned 26.39% at net asset value.

The fund began the year defensively positioned, focusing on companies with strong, sustainable, and secure businesses. Classic defensive sectors — health care, consumer staples, and telecom — were the focus while the most vulnerable sectors — consumer discretionary, financials, and technology — were avoided. This strategy affected fund performance negatively during the beginning of the market rally that started in March, as those lower-quality companies gained the most ground. As the period progressed, management repositioned the portfolio to a more pro-cyclical stance, which helped improve performance.

The strongest stock selection came in the financials sector. The fund’s position in Banco Santander was a top performer. Management believed that the market was underestimating the earnings power of the company, which also boasted a high-quality balance sheet, high capital generation, and better risk control than many of its European peers.

Topping the list of detractors was Nippon Telegraph and Telephone, a Japanese telecom company that underperformed both from its defensive nature and its Japanese exposure (an underperforming market with poor fundamentals). Processed food manufacturer Toyo Suisan was another larger underperformer in 2009. Having been among the top performers in the fund in 2008, its defensive profile led to profit taking by investors who reallocated to riskier assets.

Looking ahead, the equity markets have a history of pricing in a tightening of monetary policy before rate increases actually take place. Management believes this could herald a change in leadership in the equity markets. Companies remained competitive in 2009 through dramatic cost-cutting rather than top-line growth and, in this environment, companies that possess high operating leverage and high-quality earnings may outperform as the market reassesses stock valuations. Management believes the fund is well positioned to benefit from such a change in 2010 and beyond.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise. Current and future portfolio holdings are subject to risk.

* Prior to February 1, 2010, this fund was known as Putnam VT International Growth and Income Fund.

218 Putnam VT International Value Fund

Your fund’s manager

Portfolio Manager Darren Jaroch is a CFA charter-holder. He joined Putnam in 1999 and has been in the investment industry since 1996.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT International Value Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$5.46	$6.86	$4.94	$6.21

Ending value (after expenses)	$1,231.40	$1,230.90	$1,020.32	$1,019.06

Annualized expense ratio†	0.97%	1.22%	0.97%	1.22%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT International Value Fund 219

The fund’s portfolio 12/31/09

COMMON STOCKS (97.6%)*	Shares	Value

Airlines (1.2%)
Singapore Airlines, Ltd. (Singapore)	215,270	$2,274,292

		2,274,292
Automotive (3.9%)
Dongfeng Motor Group Co., Ltd. (China)	878,000	1,249,766

Nissan Motor Co., Ltd. (Japan) †	437,000	3,823,279

Porsche Automobil Holding SE (Preference) (Germany)	13,776	864,572

Valeo SA (France) †	34,262	1,190,352

		7,127,969
Banking (20.8%)
Australia & New Zealand Banking Group, Ltd. (Australia)	84,201	1,714,186

Banco Bilbao Vizcaya Argentaria SA (Spain)	142,588	2,580,816

Banco do Brasil SA (Brazil)	80,000	1,363,558

Banco Santander Central Hispano SA (Spain)	231,722	3,804,114

Bank of China Ltd. (China)	2,751,000	1,472,971

Barclays PLC (United Kingdom)	493,621	2,177,248

BNP Paribas SA (France)	23,540	1,856,136

Commonwealth Bank of Australia (Australia)	22,065	1,076,596

DBS Group Holdings, Ltd. (Singapore)	204,000	2,219,413

DnB NOR ASA (Norway) † S	104,644	1,135,757

HSBC Holdings PLC (London Exchange) (United Kingdom)	487,449	5,568,093

Korea Exchange Bank (South Korea)	98,280	1,224,086

National Australia Bank, Ltd. (Australia)	32,235	784,861

National Bank of Canada (Canada)	42,559	2,449,369

National Bank of Greece SA (Greece) †	67,306	1,714,864

Royal Bank of Canada (Canada)	20,235	1,090,335

Societe Generale (France)	37,759	2,610,542

Toronto-Dominion Bank (Canada)	53,915	3,397,567

		38,240,512
Beverage (1.7%)
Britvic PLC (United Kingdom)	314,761	2,076,123

Carlsberg A/S Class B (Denmark)	15,164	1,118,201

		3,194,324
Broadcasting (1.6%)
Gestevision Telecinco SA (Spain)	68,784	1,003,186

Mediaset SpA (Italy)	247,844	2,023,469

		3,026,655
Chemicals (1.6%)
BASF SE (Germany)	35,187	2,180,774

CF Industries Holdings, Inc.	8,412	763,641

		2,944,415
Commercial and consumer services (2.1%)
Kloeckner & Co., AG (Germany) †	36,574	935,174

LG Corp. (South Korea)	28,583	1,787,387

TUI Travel PLC (United Kingdom)	292,101	1,203,350

		3,925,911
Computers (1.1%)
Fujitsu, Ltd. (Japan)	314,000	2,021,393

		2,021,393
Conglomerates (5.0%)
Mitsubishi Corp. (Japan)	68,400	1,702,355

Mitsui & Co., Ltd. (Japan)	137,600	1,950,008

Noble Group, Ltd. (Hong Kong)	851,000	1,950,910

Tyco International, Ltd.	50,131	1,788,674

Vivendi SA (France)	61,967	1,827,903

		9,219,850
Construction (1.1%)
HeidelbergCement AG (Germany)	21,385	1,469,802

HeidelbergCement AG 144A (Germany)	6,825	469,086

		1,938,888

COMMON STOCKS (97.6%)* cont.	Shares	Value

Consumer goods (0.5%)
Henkel AG & Co. KGaA (Germany)	19,154	$996,408

		996,408
Distribution (1.1%)
Jardine Cycle & Carriage, Ltd. (Singapore)	106,000	2,023,958

		2,023,958
Electric utilities (2.6%)
AGL Energy, Ltd. (Australia)	87,013	1,095,207

Atco, Ltd. Class I (Canada)	22,900	1,010,120

CEZ AS (Czech Republic)	30,061	1,409,876

RWE AG (Germany)	13,862	1,345,995

		4,861,198
Electrical equipment (1.5%)
Mitsubishi Electric Corp. (Japan) †	162,000	1,197,275

Prysmian SpA 144A (Italy)	88,030	1,539,703

		2,736,978
Electronics (2.4%)
Epistar Corp. (Taiwan)	168,000	628,824

Epistar Corp. 144A GDR (Taiwan) F †	9,633	180,901

Garmin, Ltd. S	20,600	632,420

LG Display Co., Ltd. (South Korea)	49,500	1,672,499

Venture Corp., Ltd. (Singapore)	196,000	1,229,835

		4,344,479
Engineering and construction (0.8%)
Vinci SA (France)	26,578	1,487,441

		1,487,441
Financial (1.8%)
ORIX Corp. (Japan)	11,460	780,139

ORIX Corp. 144A (Japan)	3,160	215,117

Shinhan Financial Group Co., Ltd. (South Korea) †	59,830	2,223,284

		3,218,540
Food (1.5%)
Kerry Group PLC Class A (Ireland)	49,832	1,467,672

Toyo Suisan Kaisha, Ltd. (Japan)	57,000	1,307,905

		2,775,577
Insurance (6.7%)
ACE, Ltd.	27,365	1,379,196

Allianz SE (Germany)	7,477	929,937

AXA SA (France)	75,400	1,781,798

China Pacific Insurance Group Co., Ltd. (China) †	62,200	247,898

Fairfax Financial Holdings, Ltd. (Canada)	4,300	1,684,341

Prudential PLC (United Kingdom)	90,610	923,907

RSA Insurance Group PLC (United Kingdom)	676,479	1,317,436

Zurich Financial Services AG (Switzerland)	18,380	3,993,792

		12,258,305
Investment banking/Brokerage (1.0%)
Credit Suisse Group (Switzerland)	36,408	1,792,009

		1,792,009
Medical technology (0.7%)
Covidien PLC (Ireland)	27,246	1,304,811

		1,304,811
Metals (3.4%)
ArcelorMittal (Luxembourg)	41,986	1,902,744

Eurasian Natural Resources Corp. (United Kingdom)	32,139	474,468

Korea Zinc Co., Ltd. (South Korea)	4,432	772,797

Nyrstar (Belgium) †	57,848	682,635

Vale SA ADR (Brazil)	46,600	1,352,798

Vedanta Resources PLC (United Kingdom)	24,188	1,000,640

		6,186,082
Natural gas utilities (1.1%)
Gaz de France SA (France) S	25,641	1,111,511

Tokyo Gas Co., Ltd. (Japan)	245,000	977,676

		2,089,187
Office equipment and supplies (0.9%)
Canon, Inc. (Japan)	40,300	1,705,425

		1,705,425

220 Putnam VT International Value Fund

COMMON STOCKS (97.6%)* cont.	Shares	Value

Oil and gas (8.8%)
BP PLC (United Kingdom)	609,758	$5,902,554

Nexen, Inc. (Canada)	82,992	1,999,673

Repsol YPF SA (Spain)	51,399	1,371,204

Royal Dutch Shell PLC Class B (United Kingdom)	106,976	3,120,188

StatoilHydro ASA (Norway)	52,428	1,307,504

Total SA (France)	39,222	2,511,391

		16,212,514
Pharmaceuticals (5.5%)
Astellas Pharma, Inc. (Japan)	39,400	1,469,096

Fujirebio, Inc. (Japan)	49,000	1,342,529

Novartis AG (Switzerland)	68,776	3,744,717

Roche Holding AG (Switzerland)	16,460	2,798,354

UCB SA (Belgium)	19,233	804,756

		10,159,452
Real estate (2.5%)
Brookfield Properties Corp. (Canada) R	109,325	1,336,926

Dexus Property Group (Australia)	1,214,584	917,690

Japan Retail Fund Investment Corp. (Japan) R	222	994,661

Wharf (Holdings), Ltd. (Hong Kong)	225,000	1,286,621

		4,535,898
Retail (2.9%)
J Sainsbury PLC (United Kingdom)	279,749	1,455,887

Lawson, Inc. (Japan)	28,500	1,256,845

Next PLC (United Kingdom)	31,291	1,044,205

Wesfarmers, Ltd. (Australia)	58,829	1,636,607

		5,393,544
Semiconductor (0.8%)
Tokyo Electron, Ltd. (Japan)	23,600	1,510,598

		1,510,598
Software (0.8%)
Longtop Financial Technologies Ltd. ADR (China) †	41,421	1,533,405

		1,533,405
Technology services (0.6%)
Perfect World Co., Ltd. ADR (China) †	25,993	1,025,164

		1,025,164
Telecommunications (4.8%)
America Movil SAB de CV ADR Ser. L (Mexico)	24,428	1,147,626

BCE, Inc. (Canada)	59,100	1,637,432

France Telecom SA (France)	54,130	1,350,402

KDDI Corp. (Japan)	252	1,330,249

KT Corp. (South Korea)	34,210	1,149,572

Tele2 AB Class B (Sweden)	54,778	839,679

Vodafone Group PLC (United Kingdom)	568,370	1,317,396

		8,772,356
Telephone (0.4%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	19,300	759,941

		759,941
Tobacco (0.8%)
Japan Tobacco, Inc. (Japan)	440	1,486,146

		1,486,146
Transportation (0.4%)
DP World, Ltd. (United Arab Emirates)	1,892,603	813,819

		813,819
Transportation services (1.2%)
ComfortDelgro Corp., Ltd. (Singapore)	816,000	949,435

Deutsche Post AG (Germany)	63,706	1,224,798

		2,174,233
Trucks and parts (1.2%)
Aisin Seiki Co., Ltd. (Japan)	47,600	1,361,870

Toyoda Gosei Co., Ltd. (Japan)	28,100	846,507

		2,208,377
Water Utilities (0.8%)
Guangdong Investment, Ltd. (China)	2,546,000	1,479,067

		1,479,067
Total common stocks (cost $158,244,172)		$179,759,121

SHORT-TERM INVESTMENTS (3.7%)*	Principal amount/shares	Value

Short-term investments held as collateral
for loaned securities with yields ranging
from zero % to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 d	$1,628,311	$1,628,107

Putnam Money Market Liquidity Fund e	4,137,117	4,137,117

U.S. Treasury Notes for an effective yield
of zero% , March 31, 2011 i	184,000	195,294

U.S. Treasury Bills for effective yields
ranging from 0.33% to 0.35%,
November 18, 2010 ##	558,000	556,025

U.S. Treasury Bills for an effective yield
of 0.26%, August 26, 2010 ##	120,000	119,846

U.S. Treasury Bills for effective yields
ranging from 0.20% to 0.25%,
July 15, 2010 ##	150,000	149,720

Total short-term investments (cost $6,786,419)		$6,786,109

Total investments (cost $165,030,591)		$186,545,230

* Percentages indicated are based on net assets of $184,109,706.

† Non-income-producing security.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at December 31, 2009.

i Security purchased with cash or securities received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs. On December 31, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at December 31, 2009.

At December 31, 2009, liquid assets totaling $1,165,326 have been segregated to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts and GDR after the name of a foreign holding stands for Global Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at December 31, 2009 (as a percentage of Portfolio Value):

Japan	15.2%	Hong Kong	1.8%

United Kingdom	14.9	Ireland	1.5

France	8.5	Brazil	1.5

Canada	7.9	Norway	1.3

Switzerland	6.7	Luxembourg	1.0

Germany	5.6	Greece	0.9

United States	5.3	Belgium	0.8

South Korea	4.8	Czech Republic	0.8

Spain	4.7	Mexico	0.6

Singapore	4.7	Denmark	0.6

Australia	3.9	Sweden	0.5

China	3.8	Other	0.8

Italy	1.9	Total	100.0%

Putnam VT International Value Fund 221

FORWARD CURRENCY CONTRACTS TO BUY				Unrealized
at 12/31/09 (aggregate		Aggregate	Delivery	appreciation/
face value $56,133,739)	Value	face value	date	(depreciation)

Australian Dollar	$10,615,498	$10,861,454	1/20/10	$(245,956)

British Pound	10,651,804	10,938,174	1/20/10	(286,370)

Canadian Dollar	4,108,248	4,096,511	1/20/10	11,737

Danish Krone	578,613	608,933	1/20/10	(30,320)

Euro	14,325,655	15,111,072	1/20/10	(785,417)

Hong Kong Dollar	565,091	565,365	1/20/10	(274)

Japanese Yen	5,930,844	6,340,583	1/20/10	(409,739)

Norwegian Krone	751,035	777,111	1/20/10	(26,076)

Swedish Krona	4,411,321	4,589,404	1/20/10	(178,083)

Swiss Franc	2,172,002	2,245,132	1/20/10	(73,130)

Total				$(2,023,628)

FORWARD CURRENCY CONTRACTS TO SELL				Unrealized
at 12/31/09 (aggregate		Aggregate	Delivery	appreciation/
face value $37,683,594)	Value	face value	date	(depreciation)

Australian Dollar	$4,451,698	$4,570,269	1/20/10	$118,571

British Pound	5,441,001	5,596,170	1/20/10	155,169

Canadian Dollar	2,101,130	2,095,281	1/20/10	(5,849)

Euro	8,847,432	9,332,667	1/20/10	485,235

Hong Kong Dollar	1,999,162	2,000,174	1/20/10	1,012

Japanese Yen	1,830,738	1,939,203	1/20/10	108,465

Norwegian Krone	1,617,435	1,673,588	1/20/10	56,153

Singapore Dollar	7,437,198	7,558,645	1/20/10	121,447

Swedish Krona	870,096	905,638	1/20/10	35,542

Swiss Franc	1,947,072	2,011,959	1/20/10	64,887

Total				$1,140,632

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$2,116,439	$8,952,946	$—

Capital goods	—	8,138,221	—

Communication services	2,785,058	6,747,239	—

Conglomerates	1,788,674	7,431,176	—

Consumer cyclicals	—	16,761,347	—

Consumer staples	—	13,189,145	—

Energy	1,999,673	14,212,841	—

Financial	12,701,292	47,343,972	—

Health care	1,304,811	10,159,452	—

Technology	3,190,989	7,063,149	180,901

Transportation	813,819	4,448,525	—

Utilities and power	1,010,120	7,419,332	—

Total common stocks	27,710,875	151,867,345	180,901

Short-term investments	4,137,117	2,648,992	—

Totals by level	$31,847,992	$154,516,337	$180,901

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(882,996)	$145,658

Other financial instruments include forward currency contracts and receivable purchase agreements.

222 Putnam VT International Value Fund

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)†	sales	Level 3	2009

Common stocks:

Financial	$221,548	$—	$(109,837)	$195,575	$(307,286)	$—	$—

Technology	—	—	—	55,672	125,229	—	180,901

Totals:	$221,548	$—	$(109,837)	$251,247	$(182,057)	$—	$180,901

† Includes $55,672 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
	2008††	premiums	gain/(loss)	(depreciation)†	sales	Level 3	2009††

Other financial instruments:	$163,305	$—	$—	$(17,647)	$—	$—	$145,658

† Includes $(17,647) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Includes amount receivable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Putnam VT International Value Fund 223

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value, including $1,551,299
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $160,893,474)	$182,408,113

Affiliated issuers (identified cost $4,137,117) (Note 6)	4,137,117

Foreign currency (cost $52,702) (Note 1)	53,300

Dividends, interest and other receivables	443,625

Foreign tax reclaim	322,782

Receivable for shares of the fund sold	39,806

Receivable for investments sold	138,024

Unrealized appreciation on forward currency contracts (Note 1)	1,177,481

Receivable for receivable purchase agreement (Note 2)	145,658

Total assets	188,865,906

Liabilities

Payable to custodian (Note 2)	19,703

Payable for investments purchased	228,318

Payable for shares of the fund repurchased	55,035

Payable for compensation of Manager (Note 2)	374,367

Payable for custodian fees (Note 2)	25,924

Payable for Trustee compensation and expenses (Note 2)	78,337

Payable for administrative services (Note 2)	1,158

Payable for distribution fees (Note 2)	12,702

Payable for auditing fee (Note 1)	42,699

Unrealized depreciation on forward currency contracts (Note 1)	2,060,477

Collateral on securities loaned, at value (Note 1)	1,628,107

Collateral on certain derivative contracts, at value (Note 1)	195,294

Other accrued expenses	34,079

Total liabilities	4,756,200

Net assets	$184,109,706

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$286,864,160

Undistributed net investment income (Note 1)	6,711,828

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(130,247,845)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	20,781,563

Total — Representing net assets applicable
to capital shares outstanding	$184,109,706

Computation of net asset value Class IA

Net Assets	$124,319,884

Number of shares outstanding	13,664,720

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$9.10

Computation of net asset value Class IB

Net Assets	$59,789,822

Number of shares outstanding	6,636,803

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$9.01

Statement of operations
Year ended 12/31/09

Investment income

Dividends (net of foreign tax of $498,250)	$5,974,466

Interest (including interest income of $3,506 from
investments in affiliated issuers) (Note 6)	9,661

Securities lending	96,394

Total investment income	6,080,521

Expenses

Compensation of Manager (Note 2)	1,325,102

Investor servicing fees (Note 2)	49,457

Custodian fees (Note 2)	67,951

Trustee compensation and expenses (Note 2)	23,184

Administrative services (Note 2)	15,719

Distribution fees — Class IB (Note 2)	133,257

Other	164,100

Fees waived and reimbursed by Manager (Note 2)	(24,077)

Total expenses	1,754,693

Expense reduction (Note 2)	(55,746)

Net expenses	1,698,947

Net investment income	4,381,574

Net realized loss on investments (Notes 1 and 3)	(49,050,054)

Net increase from payments by affiliates (Note 2)	6,128

Net realized gain on foreign currency transactions (Note 1)	886,224

Net realized gain on written options (Notes 1 and 3)	156,332

Net unrealized appreciation of assets and liabilities in
foreign currencies during the year	789,162

Net unrealized appreciation of investments and
receivable purchase agreement during the year	80,798,428

Net gain on investments	33,586,220

Net increase in net assets resulting from operations	$37,967,794

The accompanying notes are an integral part of these financial statements.

224 Putnam VT International Value Fund

Statement of changes in net assets

	Putnam VT
	International Value Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets:

Operations:

Net investment income	$4,381,574	$8,463,682

Net realized loss on investments and
foreign currency transactions	(48,001,370)	(88,235,560)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	81,587,590	(90,915,033)

Net increase (decrease) in net assets
resulting from operations	37,967,794	(170,686,911)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	—	(4,627,935)

Class IB	—	(1,719,600)

Net realized short-term gain on
investments

Class IA	—	(17,756,140)

Class IB	—	(7,851,743)

From net realized long-term gain on
investments

Class IA	—	(26,378,151)

Class IB	—	(11,664,385)

From return of capital

Class IA	—	(1,094,975)

Class IB	—	(469,598)

Increase in capital from settlement
payments	111,369	—

Decrease from capital share transactions
(Note 4)	(30,920,871)	(4,157,092)

Total increase (decrease) in net assets	7,158,292	(246,406,530)

Net assets:

Beginning of year	176,951,414	423,357,944

End of year (including undistributed net
investment income of $6,711,828 and
$1,325,286, respectively)	$184,109,706	$176,951,414

The accompanying notes are an integral part of these financial statements.

Putnam VT International Value Fund 225

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,c,e	Ratio of net investment income (loss) to average net assets (%) b	Portfolio turnover (%)

Putnam VT International Value Fund (Class IA)

12/31/09	$7.20	.21	1.69	1.90	—	—	—	—	— g	$9.10	26.39	$124,320.98		2.72	128.23

12/31/08	16.60	.32	(6.74)	(6.42)	(.28)	(2.63)	(.07)	(2.98)	—	7.20	(45.85)	121,743.93		2.87	70.60

12/31/07	19.32	.31	.96	1.27	(.39)	(3.60)	—	(3.99)	—	16.60	7.29	294,274.92		1.74	90.31

12/31/06	15.35	.35	3.85	4.20	(.23)	—	—	(.23)	—	19.32	27.63	325,011.93		2.04	113.24

12/31/05	13.57	.23 f	1.69	1.92	(.14)	—	—	(.14)	—	15.35	14.33	264,352	1.01	1.68 f	74.48

Putnam VT International Value Fund (Class IB)

12/31/09	$7.14	.19	1.68	1.87	—	—	—	—	— g	$9.01	26.19	$59,790	1.23	2.47	128.23

12/31/08	16.48	.29	(6.71)	(6.42)	(.23)	(2.63)	(.06)	(2.92)	—	7.14	(46.02)	55,208	1.18	2.62	70.60

12/31/07	19.21	.26	.96	1.22	(.35)	(3.60)	—	(3.95)	—	16.48	7.01	129,084	1.17	1.50	90.31

12/31/06	15.28	.30	3.83	4.13	(.20)	—	—	(.20)	—	19.21	27.22	135,458	1.18	1.75	113.24

12/31/05	13.51	.19 f	1.70	1.89	(.12)	—	—	(.12)	—	15.28	14.10	102,596	1.26	1.40 f	74.48

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.01%

12/31/08	<0.01

12/31/07	0.03

12/31/06	0.10

12/31/05	<0.01

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and General American Life Insurance Co., which amounted to less than $0.01 per share outstanding as of August 17, 2009.

The accompanying notes are an integral part of these financial statements.

226 Putnam VT International Value Fund

This page intentionally left blank.

Putnam VT International Value Fund 227

Putnam VT Investors Fund

Investment objective

Long-term growth of capital and any increased income that results from this growth

Net asset value December 31, 2009

Class IA: $9.01	Class IB: $8.98

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares*	Class IB shares*

1 year	31.18%	30.82%

5 years	–5.91	–7.03
Annualized	–1.21	–1.45

10 years	–36.49	–37.96
Annualized	–4.44	–4.66

Life	–3.59	–6.02
Annualized	–0.31	–0.53

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: April 30, 1998.

The S&P 500 Index is an unmanaged index of common stock performance.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s manager

The fund’s fiscal year began amid a weak economy and a severe lack of investor confidence following the September 2008 collapse of Lehman Brothers and the ensuing financial crisis. Against this backdrop, the federal government introduced a number of initiatives designed to restore liquidity to the financial system. As it became apparent to some investors that worst-case predictions for the markets would likely be averted, U.S. and international stock markets rallied strongly from their early March lows. For the 12 months ended December 31, 2009, Putnam VT Investors Fund class IA shares returned 31.18% at net asset value.

The financial crisis of late 2008 and early 2009 presented attractive opportunities to invest in quality companies trading at extremely depressed valuations. As a result, management shifted from its traditional focus on safe companies with strong franchises and solid balance sheets to a more aggressive approach that favored cyclical companies with improving balance sheets.

The fund’s underweight position in utilities and consumer staples reflected management’s preference for cyclical companies and contributed positively to the fund’s performance. Conversely, overweight positions in the health-care and communication services sectors detracted slightly from returns. Low valuations in the health-care sector fell even lower due to concerns about the impact of health-care reform, while telecommunications companies suffered from further erosion in their traditional landline business.

Some of the most attractive opportunities were found in the consumer discretionary sector. Among these was Apple Inc., which delivered solid returns for the period. The company was buoyed by strong sales of iPhones, iPods, and personal computers. Goldman Sachs was another strong contributor. The company’s profits rebounded dramatically, and it managed to repay the loans it received from the U.S. government during the financial crisis. An underweight position in Exxon Mobil also helped the fund’s returns, as the company significantly underperformed the market.

Among stocks that detracted from returns was ACE, Ltd., a commercial and casualty insurance company. Concerns about the company’s loss reserves — the amount of money set aside to cover claims — hurt the stock early in the period. The stock later recovered some of its losses as investors bet that ACE might benefit from the breakup of insurance giant American International Group, Inc. (AIG). Amgen, a large biotechnology company, saw its shares drop due to concerns about a weak product pipeline and the impact of health-care reform.

Looking ahead, fund management believes there is cause for optimism as the economy remains in the early stages of recovery. Many companies have slashed expenses, which could lead to higher profits and improved free cash flows when sales improve. In this environment, management believes opportunities may be found in higher-quality companies with small market capitalizations and improving balance sheets.

Consider these risks before investing: The fund involves the risk that the stock prices of the companies in the portfolio will fall or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Current and future portfolio holdings are subject to risk.

228 Putnam VT Investors Fund

Your fund’s manager

Portfolio Manager Gerard Sullivan joined Putnam in 2008 and has been in the investment industry since 1982.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Investors Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.44	$5.84	$4.02	$5.30

Ending value (after expenses)	$1,229.20	$1,228.50	$1,021.22	$1,019.96

Annualized expense ratio †	0.79%	1.04%	0.79%	1.04%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT Investors Fund 229

The fund’s portfolio 12/31/09

COMMON STOCKS (98.9%)*	Shares	Value

Advertising and marketing services (0.1%)
Omnicom Group, Inc.	11,500	$450,225

		450,225
Aerospace and defense (3.0%)
Goodrich Corp.	22,500	1,445,625

L-3 Communications Holdings, Inc.	5,000	434,750

Northrop Grumman Corp.	18,600	1,038,810

Raytheon Co.	40,600	2,091,712

United Technologies Corp.	48,410	3,360,138

		8,371,035
Airlines (0.1%)
UAL Corp. †	32,333	417,419

		417,419
Automotive (0.2%)
Lear Corp. †	8,500	574,940

		574,940
Banking (6.2%)
Banco Santander Brasil SA ADS (Brazil) †	37,114	517,369

Bank of America Corp.	154,105	2,320,821

Citigroup, Inc.	307,100	1,016,501

First Southern Bancorp, Inc. Class B F † ∆	19,890	419,679

Flushing Financial Corp.	54,375	612,263

JPMorgan Chase & Co.	180,627	7,526,727

M&T Bank Corp. S	6,500	434,785

NBH Holdings Corp. 144A †	27,300	552,825

United Community Banks, Inc. †	144,537	489,980

Wells Fargo & Co.	133,058	3,591,235

		17,482,185
Beverage (1.4%)
Coca-Cola Enterprises, Inc.	27,600	585,120

Molson Coors Brewing Co. Class B	13,400	605,144

PepsiCo, Inc.	46,020	2,798,016

		3,988,280
Biotechnology (1.5%)
Amgen, Inc. †	63,630	3,599,549

Talecris Biotherapeutics Holdings Corp. †	26,719	595,032

		4,194,581
Broadcasting (0.2%)
CBS Corp. Class B S	37,900	532,495

Liberty Media Corp. - Entertainment †	4,390	202,599

		735,094
Cable television (1.9%)
Comcast Corp. Class A	131,270	2,213,212

DIRECTV Class A †	72,307	2,411,438

DISH Network Corp. Class A	36,100	749,797

		5,374,447
Chemicals (2.1%)
Agrium, Inc. (Canada) S	12,200	750,300

Dow Chemical Co. (The)	37,301	1,030,627

E.I. du Pont de Nemours & Co.	25,600	861,952

Eastman Chemical Co.	9,500	572,280

Lubrizol Corp. (The)	9,200	671,140

Monsanto Co.	12,882	1,053,104

PPG Industries, Inc.	9,300	544,422

W.R. Grace & Co. †	14,563	369,172

		5,852,997
Coal (0.3%)
Walter Industries, Inc.	10,700	805,817

		805,817
Combined utilities (0.5%)
El Paso Corp.	159,700	1,569,851

		1,569,851

COMMON STOCKS (98.9%)* cont.	Shares	Value

Commercial and consumer services (0.2%)
Manpower, Inc.	13,310	$726,460

		726,460
Communications equipment (3.6%)
Cisco Systems, Inc. †	200,541	4,800,952

Harris Corp.	18,900	898,695

Motorola, Inc.	125,600	974,656

Qualcomm, Inc.	72,800	3,367,728

		10,042,031
Computers (7.5%)
Apple, Inc. †	32,417	6,835,449

EMC Corp. †	164,200	2,868,574

Hewlett-Packard Co.	73,670	3,794,742

IBM Corp.	52,020	6,809,418

Silicon Graphics International Corp. †	44,000	308,440

Western Digital Corp. †	12,900	569,535

		21,186,158
Conglomerates (2.6%)
3M Co.	14,300	1,182,181

General Electric Co.	212,920	3,221,480

Harsco Corp.	14,300	460,889

SPX Corp.	14,600	798,620

Tyco International, Ltd.	44,500	1,587,760

		7,250,930
Consumer goods (2.4%)
Colgate-Palmolive Co.	13,700	1,125,455

Estee Lauder Cos., Inc. (The) Class A	9,400	454,584

Kimberly-Clark Corp.	25,100	1,599,121

Procter & Gamble Co. (The)	58,450	3,543,824

		6,722,984
Containers (0.4%)
Crown Holdings, Inc. †	23,100	590,898

Owens-Illinois, Inc. †	13,700	450,319

		1,041,217
Electric utilities (2.4%)
Ameren Corp.	47,172	1,318,457

CMS Energy Corp. S	60,900	953,694

Constellation Energy Group, Inc.	16,500	580,305

DTE Energy Co.	18,800	819,492

Edison International	62,050	2,158,099

Great Plains Energy, Inc.	48,400	938,476

		6,768,523
Electrical equipment (0.1%)
Hubbell, Inc. Class B	9,000	425,700

		425,700
Electronics (1.8%)
Garmin, Ltd. S	18,800	577,160

Intel Corp.	72,620	1,481,448

Texas Instruments, Inc.	110,800	2,887,448

		4,946,056
Energy (oil field) (1.9%)
Halliburton Co.	57,800	1,739,202

Noble Corp. (Switzerland)	12,800	520,960

Schlumberger, Ltd.	21,400	1,392,926

Transocean, Ltd. (Switzerland) †	18,700	1,548,360

		5,201,448
Energy (other) (0.3%)
First Solar, Inc. † S	6,200	839,480

		839,480
Engineering and construction (0.5%)
KBR, Inc.	22,800	433,200

Shaw Group, Inc. †	31,000	891,250

		1,324,450

230 Putnam VT Investors Fund

COMMON STOCKS (98.9%)* cont.	Shares	Value

Financial (0.5%)
Broadridge Financial Solutions, Inc.	35,700	$805,392

CME Group, Inc.	1,700	571,115

		1,376,507
Food (1.9%)
Campbell Soup Co.	43,500	1,470,300

General Mills, Inc.	18,530	1,312,109

Kraft Foods, Inc. Class A	75,274	2,045,947

Mead Johnson Nutrition Co. Class A	13,200	576,840

		5,405,196
Forest products and packaging (0.8%)
International Paper Co.	24,100	645,398

MeadWestvaco Corp. S	31,920	913,870

Sealed Air Corp.	28,700	627,382

		2,186,650
Health-care services (3.3%)
Aetna, Inc.	28,900	916,130

AmerisourceBergen Corp.	27,200	709,104

Community Health Systems, Inc. †	18,100	644,360

McKesson Corp.	50,180	3,136,250

Omnicare, Inc. S	46,500	1,124,370

UnitedHealth Group, Inc.	34,500	1,051,560

WellPoint, Inc. †	30,600	1,783,674

		9,365,448
Household furniture and appliances (0.2%)
Whirlpool Corp.	5,800	467,828

		467,828
Insurance (4.4%)
ACE, Ltd.	44,020	2,218,608

Aflac, Inc.	24,000	1,110,000

American Financial Group, Inc.	21,900	546,405

Assured Guaranty, Ltd. (Bermuda)	59,900	1,303,424

Berkshire Hathaway, Inc. Class B †	432	1,419,552

Hartford Financial Services Group, Inc. (The)	39,400	916,444

Loews Corp.	15,500	563,425

MetLife, Inc.	24,100	851,935

RenaissanceRe Holdings, Ltd.	10,400	552,760

Travelers Cos., Inc. (The)	48,590	2,422,697

XL Capital, Ltd. Class A	26,278	481,676

		12,386,926
Investment banking/Brokerage (2.0%)
BlackRock, Inc.	2,600	603,720

Bond Street Holdings, LLC Class A F †	46,942	938,840

Goldman Sachs Group, Inc. (The)	24,620	4,156,841

		5,699,401
Machinery (0.5%)
Joy Global, Inc.	7,800	402,402

Terex Corp. †	14,500	287,245

Timken Co.	32,900	780,059

		1,469,706
Manufacturing (1.0%)
Cooper Industries PLC Class A	12,000	511,680

Eaton Corp.	10,900	693,458

ITT Corp.	10,900	542,166

Leggett & Platt, Inc.	21,300	434,520

Mueller Water Products, Inc. Class A	121,863	633,688

		2,815,512
Media (2.1%)
Interpublic Group of Companies, Inc. (The) †	84,680	624,938

Time Warner, Inc.	80,000	2,331,200

Viacom, Inc. Class B †	62,700	1,864,071

Walt Disney Co. (The)	33,100	1,067,475

		5,887,684

COMMON STOCKS (98.9%)* cont.	Shares	Value

Medical technology (2.1%)
Boston Scientific Corp. †	94,922	$854,298

Covidien PLC (Ireland)	13,300	636,937

Hospira, Inc. †	24,010	1,224,510

Medtronic, Inc.	42,490	1,868,710

St. Jude Medical, Inc. †	22,200	816,516

Stryker Corp.	10,900	549,033

		5,950,004
Metals (0.5%)
Nucor Corp.	23,710	1,106,072

Reliance Steel & Aluminum Co.	6,400	276,608

		1,382,680
Natural gas utilities (0.5%)
NiSource, Inc.	48,100	739,778

ONEOK, Inc.	13,200	588,324

		1,328,102
Office equipment and supplies (0.2%)
Pitney Bowes, Inc.	21,900	498,444

		498,444
Oil and gas (8.8%)
Anadarko Petroleum Corp.	26,000	1,622,920

BP PLC ADR (United Kingdom)	17,850	1,034,765

Chevron Corp.	80,840	6,223,872

El Paso Pipeline Partners, LP. (Units)	40,754	1,057,974

Ensco International PLC ADR (United Kingdom) S	13,000	519,220

Exxon Mobil Corp.	78,730	5,368,599

Marathon Oil Corp.	80,380	2,509,464

Occidental Petroleum Corp.	33,972	2,763,622

PetroHawk Energy Corp. †	26,849	644,108

Total SA ADR (France) S	15,900	1,018,236

XTO Energy, Inc.	43,800	2,038,014

		24,800,794
Pharmaceuticals (6.1%)
Abbott Laboratories	61,110	3,299,329

GlaxoSmithKline PLC ADR (United Kingdom)	14,500	612,625

Johnson & Johnson	97,360	6,270,958

Novartis AG ADR (Switzerland)	12,500	680,375

Pfizer, Inc.	346,601	6,304,672

		17,167,959
Power producers (0.5%)
AES Corp. (The) †	103,700	1,380,247

		1,380,247
Publishing (0.5%)
Gannett Co., Inc.	61,000	905,850

R. R. Donnelley & Sons Co.	26,000	579,020

		1,484,870
Railroads (0.6%)
CSX Corp.	34,400	1,668,056

		1,668,056
Real estate (0.4%)
CBL & Associates Properties, Inc. R	114,099	1,103,337

		1,103,337
Regional Bells (2.1%)
AT&T, Inc.	122,220	3,425,827

Verizon Communications, Inc.	73,390	2,431,411

		5,857,238
Restaurants (0.7%)
McDonald’s Corp.	30,330	1,893,805

		1,893,805
Retail (5.8%)
Advance Auto Parts, Inc.	12,600	510,048

Amazon.com, Inc. †	5,400	726,408

Big Lots, Inc. †	15,900	460,782

Coach, Inc.	15,500	566,215

Putnam VT Investors Fund 231

COMMON STOCKS (98.9%)* cont.	Shares	Value

Retail cont.
Costco Wholesale Corp.	10,700	$633,119

CVS Caremark Corp.	88,580	2,853,162

GameStop Corp. Class A † S	41,800	917,092

Gap, Inc. (The)	20,800	435,760

Home Depot, Inc. (The)	42,300	1,223,739

JC Penney Co., Inc. (Holding Co.)	17,100	455,031

Kohl’s Corp. †	9,400	506,942

Macy’s, Inc.	69,990	1,173,032

Safeway, Inc.	24,900	530,121

Target Corp.	31,900	1,543,003

TJX Cos., Inc. (The)	13,100	478,805

Wal-Mart Stores, Inc.	59,000	3,153,550

		16,166,809
Schools (0.4%)
Apollo Group, Inc. Class A †	16,500	999,570

		999,570
Semiconductor (0.3%)
Atmel Corp. †	142,200	655,542

Formfactor, Inc. † S	12,833	279,246

		934,788
Shipping (0.4%)
Diana Shipping, Inc. (Greece) †	31,071	449,908

Ryder System, Inc.	13,800	568,146

		1,018,054
Software (4.4%)
CA, Inc.	26,000	583,960

Longtop Financial Technologies Ltd. ADR (China) †	13,412	496,512

Microsoft Corp.	252,350	7,694,152

Oracle Corp.	141,330	3,468,238

		12,242,862
Technology (0.5%)
Tech Data Corp. †	9,100	424,606

Unisys Corp. †	22,780	878,397

		1,303,003
Technology services (2.7%)
Accenture PLC Class A	51,876	2,152,854

Computer Sciences Corp. †	12,400	713,372

Google, Inc. Class A †	7,400	4,587,852

		7,454,078
Telecommunications (0.8%)
Iridium Communications, Inc. †	196,261	1,575,976

NII Holdings, Inc. †	17,200	577,576

		2,153,552
Telephone (0.3%)
Qwest Communications International, Inc.	229,600	966,616

		966,616
Textiles (0.1%)
Cintas Corp.	14,800	385,540

		385,540
Tobacco (1.8%)
Lorillard, Inc.	24,880	1,996,122

Philip Morris International, Inc.	60,680	2,924,169

		4,920,291
Waste Management (0.5%)
IESI-BFC, Ltd. (Canada)	89,140	1,428,019

		1,428,019
Total common stocks (cost $236,557,934)		$277,841,884

CONVERTIBLE PREFERRED STOCKS (0.8%)*		Shares	Value

Bank of America Corp. 10.00% cv. pfd.		143,637	$2,143,064

Total convertible preferred stocks (cost $2,203,437)			$2,143,064

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

Tivo, Inc. (Call)	Feb-10/$12.50	168,723	$118,106

Total purchased options outstanding (cost $118,106)			$118,106

SHORT-TERM INVESTMENTS (2.7%)*		Principal amount/shares	Value

Putnam Money Market Liquidity Fund e		1,052,945	$1,052,945

Short-term investments held as collateral
for loaned securities with yields ranging
from zero % to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 d	$6,463,499		6,462,690

U.S. Treasury Bills with an effective yield
of 0.27%, November 18, 2010		111,000	110,607

Total short-term investments (cost $7,626,366)			$7,626,242

Total investments (cost $246,505,843)		$287,729,296

Key to holding’s abbreviations

ADR	American Depository Receipts
ADS	American Depository Shares

* Percentages indicated are based on net assets of $280,815,653.

† Non-income-producing security.

∆ Forward commitments, in part or in entirety (Note 1).

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at December 31, 2009.

At December 31, 2009, liquid assets totaling $5,059,562 have been segregated to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or ADS after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $26,996)	amount	strike price	Value

Tivo, Inc. (Call)	168,723	Feb-10/$15.00	$37,963

Total			$37,963

232 Putnam VT Investors Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$9,422,327	$—	$—

Capital goods	17,374,083	—	—

Communication services	14,351,853	—	—

Conglomerates	7,250,930	—	—

Consumer cyclicals	22,863,048	—	—

Consumer staples	27,946,528	—	—

Energy	31,647,539	—	—

Financial	36,137,012	552,825	1,358,519

Health care	36,677,992	—	—

Technology	58,108,976	—	—

Transportation	3,103,529	—	—

Utilities and power	11,046,723	—	—

Total common stocks	275,930,540	552,825	1,358,519

Convertible preferred stocks	2,143,064	—	—

Purchased options outstanding	—	118,106	—

Short-term investments	1,052,945	6,573,297	—

Totals by level	$279,126,549	$7,244,228	$1,358,519

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(37,963)	$—

Other financial instruments include written options.

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	sales	Level 3	2009

Common stocks:

Financial	$—	$—	$—	$—	$1,358,519	$—	$1,358,519

Total common stocks	$—	—	—	—	1,358,519	—	$1,358,519

Totals:	$—	$—	$—	$—	$1,358,519	$—	$1,358,519

The accompanying notes are an integral part of these financial statements.

Putnam VT Investors Fund 233

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value, including $6,261,985
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $245,452,898)	$286,676,351

Affiliated issuers (identified cost $1,052,945) (Note 6)	1,052,945

Dividends, interest and other receivables	362,745

Receivable for investments sold	1,226,087

Total assets	289,318,128

Liabilities

Payable to custodian (Note 2)	627

Payable for investments purchased	707,559

Payable for purchases of delayed delivery securities (Note 1)	419,679

Payable for shares of the fund repurchased	139,555

Payable for compensation of Manager (Note 2)	456,179

Payable for investor servicing fees (Note 2)	6,980

Payable for custodian fees (Note 2)	10,315

Payable for Trustee compensation and expenses (Note 2)	127,966

Payable for administrative services (Note 2)	1,726

Payable for distribution fees (Note 2)	39,876

Collateral on securities loaned, at value (Note 1)	6,462,690

Written options outstanding, at value (premiums received $26,996)
(Notes 1 and 3)	37,963

Other accrued expenses	91,360

Total liabilities	8,502,475

Net assets	$280,815,653

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 10)	$467,135,805

Undistributed net investment income (Notes 1 and 10)	3,460,725

Accumulated net realized loss on investments and
foreign currency transactions (Notes 1 and 10)	(230,993,363)

Net unrealized appreciation of investments (Note 10)	41,212,486

Total — Representing net assets applicable
to capital shares outstanding	$280,815,653

Computation of net asset value Class IA

Net Assets	$92,423,872

Number of shares outstanding	10,261,768

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$9.01

Computation of net asset value Class IB

Net Assets	$188,391,781

Number of shares outstanding	20,986,552

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$8.98

Statement of operations
Year ended 12/31/09

Investment income

Dividends (net of foreign tax of $24,327)	$5,812,202

Interest (including interest income of $1,105 from investments
in affiliated issuers) (Note 6)	59,047

Securities lending	40,055

Total investment income	5,911,304

Expenses

Compensation of Manager (Note 2)	1,629,698

Investor servicing fees (Note 2)	74,398

Custodian fees (Note 2)	24,317

Trustee compensation and expenses (Note 2)	27,616

Administrative services (Note 2)	19,964

Distribution fees — Class IB (Note 2)	418,708

Other	211,800

Fees waived and reimbursed by Manager (Note 2)	(5,019)

Total expenses	2,401,482

Expense reduction (Note 2)	(43,957)

Net expenses	2,357,525

Net investment income	3,553,779

Net realized loss on investments (Notes 1 and 3)	(20,144,015)

Net realized loss on foreign currency transactions (Note 1)	(1,493)

Net realized gain on written options (Notes 1 and 3)	37,153

Net unrealized appreciation of investments and written options
during the year	86,632,520

Net gain on investments	66,524,165

Net increase in net assets resulting from operations	$70,077,944

Statement of changes in net assets

	Putnam VT Investors Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$3,553,779	$3,154,499

Net realized loss on investments and
foreign currency transactions	(20,108,355)	(80,816,347)

Net unrealized appreciation (depreciation)
of investments	86,632,520	(86,056,321)

Net increase (decrease) in net assets
resulting from operations	70,077,944	(163,718,169)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,254,677)	(706,785)

Class IB	(1,957,577)	(510,157)

Decrease from capital share transactions
(Notes 4 and 10)	(21,766,413)	(18,951,559)

Total increase (decrease) in net assets	45,099,277	(183,886,670)

Net assets:

Beginning of year	235,716,376	419,603,046

End of year (including undistributed net
investment income of $3,460,725 and
$3,124,535, respectively)	$280,815,653	$235,716,376

The accompanying notes are an integral part of these financial statements.

234 Putnam VT Investors Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%) b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,d,e	Ratio of net investment income (loss) to average net assets (%) e	Portfolio turnover (%)

Putnam VT Investors Fund (Class IA)

12/31/09	$6.99	.12	2.01	2.13	(.11)	(.11)	$9.01	31.18	$92,424.79		1.58	124.52

12/31/08	11.60	.10	(4.66)	(4.56)	(.05)	(.05)	6.99	(39.44)	79,111.77		1.06	126.94

12/31/07	12.27	.05	(.65)	(.60)	(.07)	(.07)	11.60	(4.90)	181,848.75		.39	87.61

12/31/06	10.81	.06	1.47	1.53	(.07)	(.07)	12.27	14.24	258,811.77		.55	101.46

12/31/05	10.04	.07 f	.82	.89	(.12)	(.12)	10.81	9.03	292,017.75		.66 f	113.81

Putnam VT Investors Fund (Class IB)

12/31/09	$6.96	.10	2.01	2.11	(.09)	(.09)	$8.98	30.82	$188,392	1.04	1.33	124.52

12/31/08	11.54	.08	(4.64)	(4.56)	(.02)	(.02)	6.96	(39.55)	156,606	1.02	.87	126.94

12/31/07	12.21	.02	(.65)	(.63)	(.04)	(.04)	11.54	(5.17)	237,755	1.00	.15	87.61

12/31/06	10.76	.03	1.47	1.50	(.05)	(.05)	12.21	13.93	235,471	1.02	.30	101.46

12/31/05	9.99	.04 f	.83	.87	(.10)	(.10)	10.76	8.81	221,847	1.00	.41 f	113.81

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	<0.01%

12/31/08	<0.01

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

Putnam VT Investors Fund 235

Putnam VT Mid Cap Value Fund

Investment objective

Capital appreciation with current income as its secondary objective

Net asset value December 31, 2009

Class IA: $10.44	Class IB: $10.41

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares*	Class IB shares*

1 year	39.54%	39.00%

5 years	5.86	4.56
Annualized	1.15	0.90

Life	58.08	55.51
Annualized	7.11	6.85

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: May 1, 2003.

The Russell Midcap Value Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. To obtain the most recent monthend performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s manager

Deteriorating economic fundamentals and the near breakdown of the financial system wreaked havoc on the stock markets in 2008. Even though the federal government stepped in forcefully to try to buoy the economy and the markets, investors sold off stocks, leading to significant market declines. Detecting a market bottom in early 2009, management moved to position the fund more aggressively, while still keeping an eye on diversification. Although the fund’s sector weightings are byproducts of management’s stock selection process, management did seek to overweight energy, industrials, and consumer discretionary stocks, while underweighting more conservative industries such as utilities and consumer staples. This positioning overall was beneficial for the fund, although stock selection within both the consumer discretionary and consumer staples sectors detracted from total returns. During the 12 months ended December 31, 2009, Putnam VT Mid Cap Value Fund’s class IA shares returned 39.54% at net asset value.

On the positive side, the four largest contributors were all beneficiaries of the improved perception of worldwide economies. Freeport-McMoRan, one of the largest copper producers in the world, saw demand for its products increase as global economies improved. The stock was sold for gain by year-end. Newfield Exploration is an exploration and production company whose shares doubled in price from their 2009 lows as natural gas prices rose. Brocade Communications is a technology company that benefited from increased corporate spending in the data storage and networking space, as well as from the possibility of being taken over at a premium. Massey Energy is a metallurgical, or “met,” coal company. Met coal is used to make steel, and the company is benefiting considerably from continued growth in China.

Detractors included CIT Group, which is a small-businesses lender. CIT’s business model came under pressure during the year as its ability to obtain funding was cut off. After receiving taxpayer funds in late 2008, expectations were that the government would step in with additional assistance — a belief that never materialized and led eventually to the company’s bankruptcy. The fund sold its position during the year. Another detractor was health-care company Omnicare, the largest institutional pharmacy company and a provider of medications to nursing homes. The company suffered when increases in drug prices could not be passed along to their customers. The fund’s management continues to hold the stock based on its attractive valuation and believes that these problems are behind the firm.

In some ways, 2010 could be a more difficult investing environment than 2009, albeit one where rigorous fundamental analysis will likely benefit investors. The economy, though improving, remains on uncertain footing, while the prospects for additional stimulus are unclear. The fund continues to have a positive bias on the market and the economy, but management is paring back its pro-economic tilt to reflect a greater uncertainty about its sustainability. The market winners in 2009 had very little to do with companies’ fundamentals. Management believes markets in 2010 will be much more focused on stock selection based on those fundamentals.

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise. Current and future portfolio holdings are subject to risk.

236 Putnam VT Mid Cap Value Fund

Your fund’s manager

Portfolio Manager James Polk is a CFA charterholder. He joined Putnam in 1998 and has been in the investment industry since 1994.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Mid Cap Value Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$5.28	$6.69	$4.74	$6.01

Ending value (after expenses)	$1,251.80	$1,249.70	$1,020.52	$1,019.26

Annualized expense ratio †	0.93%	1.18%	0.93%	1.18%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT Mid Cap Value Fund 237

The fund’s portfolio 12/31/09

COMMON STOCKS (98.6%)*	Shares	Value

Aerospace and defense (0.9%)
BE Aerospace, Inc. †	14,510	$340,985

		340,985
Banking (4.4%)
Comerica, Inc.	10,990	324,974

First Horizon National Corp.	30,809	412,841

People’s United Financial, Inc.	15,150	253,005

State Street Corp.	7,642	332,733

SunTrust Banks, Inc.	20,650	418,989

		1,742,542
Beverage (0.9%)
Molson Coors Brewing Co. Class B	7,660	345,926

		345,926
Biotechnology (1.4%)
Viropharma, Inc. †	64,410	540,400

		540,400
Building materials (3.8%)
Masco Corp. S	36,930	510,003

Owens Corning, Inc. †	23,680	607,155

Stanley Works (The) S	7,220	371,902

		1,489,060
Chemicals (2.1%)
Ashland, Inc.	7,650	303,093

Terra Industries, Inc.	6,410	206,338

Valspar Corp.	11,180	303,425

		812,856
Coal (2.2%)
Massey Energy Co.	12,590	528,906

Walter Industries, Inc.	4,440	334,376

		863,282
Combined utilities (0.5%)
El Paso Corp.	18,090	177,825

		177,825
Commercial and consumer services (1.1%)
Hillenbrand, Inc.	22,390	421,828

		421,828
Communications equipment (1.0%)
Tellabs, Inc. †	67,710	384,593

		384,593
Computers (1.0%)
Brocade Communications Systems, Inc. † S	53,093	405,100

		405,100
Construction (0.9%)
USG Corp. † S	25,160	353,498

		353,498
Consumer goods (5.2%)
Alberto-Culver Co.	24,790	726,099

Church & Dwight Co., Inc.	6,560	396,552

Clorox Co.	5,320	324,520

Energizer Holdings, Inc. †	2,710	166,069

Newell Rubbermaid, Inc.	29,126	437,181

		2,050,421
Consumer services (1.4%)
Avis Budget Group, Inc. †	42,710	560,355

		560,355
Containers (2.3%)
Owens-Illinois, Inc. †	13,730	451,305

Silgan Holdings, Inc.	7,680	444,518

		895,823
Electric utilities (4.4%)
Ameren Corp.	17,260	482,417

DTE Energy Co.	13,120	571,901

Great Plains Energy, Inc.	23,320	452,175

Progress Energy, Inc.	5,250	215,303

		1,721,796

COMMON STOCKS (98.6%)* cont.	Shares	Value

Electronics (1.4%)
Micron Technology, Inc. † S	52,303	$552,320

		552,320
Energy (oil field) (2.3%)
Oceaneering International, Inc. †	4,550	266,266

Superior Well Services, Inc. † S	35,559	507,071

Weatherford International, Ltd. (Switzerland) †	7,010	125,549

		898,886
Financial (1.0%)
Discover Financial Services	26,580	390,992

		390,992
Food (1.1%)
Mead Johnson Nutrition Co. Class A	10,190	445,303

		445,303
Health-care services (7.3%)
AmerisourceBergen Corp.	18,620	485,423

Coventry Health Care, Inc. †	7,730	187,762

Lincare Holdings, Inc. †	26,260	974,771

Mednax, Inc. †	11,790	708,697

Omnicare, Inc.	20,985	507,417

		2,864,070
Homebuilding (0.9%)
M.D.C. Holdings, Inc.	11,490	356,650

		356,650
Insurance (6.7%)
Fidelity National Financial, Inc. Class A	33,170	446,468

Hartford Financial Services Group, Inc. (The)	12,986	302,054

HCC Insurance Holdings, Inc.	11,210	313,544

Marsh & McLennan Cos., Inc.	15,840	349,747

Validus Holdings, Ltd. (Bermuda)	10,960	295,262

W.R. Berkley Corp.	14,520	357,773

XL Capital, Ltd. Class A	31,060	569,330

		2,634,178
Investment banking/Brokerage (2.2%)
Ameriprise Financial, Inc.	10,608	411,803

Bond Street Holdings, LLC Class A F †	5,520	110,400

Invesco, Ltd.	15,280	358,927

		881,130
Manufacturing (0.9%)
General Cable Corp. † S	12,400	364,808

		364,808
Media (1.1%)
Interpublic Group of Companies, Inc. (The) †	56,222	414,918

		414,918
Medical technology (1.5%)
Cooper Companies, Inc. (The) S	9,980	380,438

Kinetic Concepts, Inc. †	5,290	199,169

		579,607
Metals (2.6%)
Steel Dynamics, Inc.	21,600	382,752

United States Steel Corp.	11,550	636,636

		1,019,388
Natural gas utilities (2.2%)
National Fuel Gas Co.	6,880	344,000

Questar Corp.	12,660	526,276

		870,276
Oil and gas (6.4%)
Cabot Oil & Gas Corp. Class A	11,060	482,105

Carrizo Oil & Gas, Inc. † S	13,040	345,430

Newfield Exploration Co. †	12,078	582,522

PetroHawk Energy Corp. †	23,260	558,007

Pioneer Natural Resources Co. S	11,360	547,211

		2,515,275

238 Putnam VT Mid Cap Value Fund

COMMON STOCKS (98.6%)* cont.	Shares	Value

Power producers (1.5%)
AES Corp. (The) †	28,440	$378,536

RRI Energy, Inc. †	36,770	210,324

		588,860
Real estate (2.3%)
Chimera Investment Corp. R	93,873	364,227

Glimcher Realty Trust R	98,110	264,897

Host Marriott Corp. R	25,324	295,531

		924,655
Restaurants (1.3%)
Domino’s Pizza, Inc. †	60,040	503,135

		503,135
Retail (9.4%)
Big Lots, Inc. †	11,520	333,850

BJ’s Wholesale Club, Inc. †	9,330	305,184

Macy’s, Inc.	33,550	562,298

NBTY, Inc. †	6,960	303,038

OfficeMax, Inc. †	52,970	672,189

Pier 1 Imports, Inc. †	115,160	586,164

Ross Stores, Inc.	6,730	287,438

Sally Beauty Holdings, Inc. † S	47,359	362,296

Talbots, Inc. † S	31,690	282,358

		3,694,815
Semiconductor (5.2%)
Atmel Corp. †	226,710	1,045,133

Cymer, Inc. †	15,378	590,208

Formfactor, Inc. †	18,960	412,570

		2,047,911
Shipping (2.6%)
Con-way, Inc.	12,990	453,481

Genco Shipping & Trading, Ltd. † S	25,960	580,985

		1,034,466
Software (1.4%)
Amdocs, Ltd. (United Kingdom) †	19,400	553,482

		553,482
Technology (0.6%)
Tech Data Corp. †	5,070	236,566

		236,566
Technology services (1.0%)
United Online, Inc.	54,024	388,433

		388,433
Telephone (0.9%)
Leap Wireless International, Inc. † S	20,860	366,093

		366,093
Textiles (0.5%)
Hanesbrands, Inc. †	7,580	182,754

		182,754
Toys (1.0%)
Mattel, Inc.	20,280	405,194

		405,194
Total common stocks (cost $31,736,699)		$38,820,455

SHORT-TERM INVESTMENTS (13.0%)*	Principal amount/shares	Value

Short-term investments held as collateral
for loaned securities with yields ranging
from zero % to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 d	4,557,946	$4,557,375

Putnam Money Market Liquidity Fund e	$566,320	566,320

Total short-term investments (cost $5,123,695)		$5,123,695

Total investments (cost $36,860,394)		$43,944,150

* Percentages indicated are based on net assets of $39,357,658.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at December 31, 2009.

Putnam VT Mid Cap Value Fund 239

ASC 820, Fair Value Measurements and Disclosures, establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$2,185,742	$—	$—

Capital goods	1,601,616	—	—

Communication services	366,093	—	—

Consumer cyclicals	6,297,739	—	—

Consumer staples	4,572,620	—	—

Energy	4,277,443	—	—

Financial	6,463,097	—	110,400

Health care	3,984,077	—	—

Technology	4,568,405	—	—

Transportation	1,034,466	—	—

Utilities and power	3,358,757	—	—

Total common stocks	38,710,055	—	110,400

Short-term investments	566,320	4,557,375	—

Totals by level	$39,276,375	$4,557,375	$110,400

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	sales	Level 3	2009

Common stocks:

Financial	$—	$—	$—	$—	$110,400	$—	$110,400

Total common stocks	$—	—	—	—	110,400	—	$110,400

Totals:	$—	$—	$—	$—	$110,400	$—	$110,400

The accompanying notes are an integral part of these financial statements.

240 Putnam VT Mid Cap Value Fund

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value, including $4,383,627
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $36,294,074)	$43,377,830

Affiliated issuers (identified cost $566,320) (Note 6)	566,320

Cash	30

Dividends, interest and other receivables	74,730

Receivable for shares of the fund sold	34,158

Total assets	44,053,068

Liabilities

Payable for shares of the fund repurchased	39,924

Payable for compensation of Manager (Note 2)	20,530

Payable for investor servicing fees (Note 2)	956

Payable for custodian fees (Note 2)	5,619

Payable for Trustee compensation and expenses (Note 2)	34,573

Payable for administrative services (Note 2)	235

Payable for distribution fees (Note 2)	2,866

Payable for auditing fees	28,236

Collateral on securities loaned, at value (Note 1)	4,557,375

Other accrued expenses	5,096

Total liabilities	4,695,410

Net assets	$39,357,658

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$51,402,222

Undistributed net investment income (Note 1)	154,116

Accumulated net realized loss on investments (Note 1)	(19,282,436)

Net unrealized appreciation of investments	7,083,756

Total — Representing net assets applicable
to capital shares outstanding	$39,357,658

Computation of net asset value Class IA

Net Assets	$25,770,804

Number of shares outstanding	2,468,562

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$10.44

Computation of net asset value Class IB

Net Assets	$13,586,854

Number of shares outstanding	1,304,910

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$10.41

Statement of operations
Year ended 12/31/09

Investment income

Dividends	$496,997

Interest (including interest income of $3,106 from investments
in affiliated issuers) (Note 6)	7,609

Securities lending	6,572

Total investment income	511,178

Expenses

Compensation of Manager (Note 2)	236,963

Investor servicing fees (Note 2)	10,008

Custodian fees (Note 2)	13,357

Trustee compensation and expenses (Note 2)	14,714

Administrative services (Note 2)	10,821

Distribution fees — Class IB (Note 2)	29,658

Auditing	29,189

Legal	19,787

Other	23,125

Fees waived and reimbursed by Manager (Note 2)	(48,071)

Total expenses	339,551

Expense reduction (Note 2)	(3,922)

Net expenses	335,629

Net investment income	175,549

Net realized loss on investments (Notes 1 and 3)	(4,370,982)

Net realized gain on written options (Notes 1 and 3)	35,510

Net unrealized appreciation of investments during the year	15,356,612

Net gain on investments	11,021,140

Net increase in net assets resulting from operations	$11,196,689

The accompanying notes are an integral part of these financial statements.

Putnam VT Mid Cap Value Fund 241

Statement of changes in net assets

	Putnam VT
	Mid Cap Value Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$175,549	$390,451

Net realized loss on investments	(4,335,472)	(14,773,100)

Net unrealized appreciation (depreciation)
of investments	15,356,612	(13,329,154)

Net increase (decrease) in net assets
resulting from operations	11,196,689	(27,711,803)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(155,122)	(420,410)

Class IB	(38,869)	(133,940)

Net realized short-term gain on
investments

Class IA	—	(2,476,440)

Class IB	—	(1,251,664)

From net realized long-term gain on
investments

Class IA	—	(5,231,570)

Class IB	—	(2,644,186)

Increase in capital from settlement
payments (Note 9)	—	1,209

Decrease from capital share transactions
(Note 4)	(4,081,589)	(7,736,242)

Total increase (decrease) in net assets	6,921,109	(47,605,046)

Net assets

Beginning of year	32,436,549	80,041,595

End of year (including undistributed
net investment income of $154,116 and
$174,416, respectively)	$39,357,658	$32,436,549

The accompanying notes are an integral part of these financial statements.

242 Putnam VT Mid Cap Value Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,d,f	Ratio of net investment income (loss) to average net assets (%) f	Portfolio turnover (%)

Putnam VT Mid Cap Value Fund (Class IA)

12/31/09	$7.55	.05	2.90	2.95	(.06)	—	(.06)	—	$10.44	39.54	$25,771.92		.61	130.02

12/31/08	16.45	.09	(6.06)	(5.97)	(.15)	(2.78)	(2.93)	— e,i	7.55	(42.77)	21,125.90		.79	79.45

12/31/07	17.83	.09	.33	.42	(.30)	(1.50)	(1.80)	—	16.45	1.98	53,498.87		.48	67.43

12/31/06	16.23	.30 g	2.13	2.43	(.07)	(.76)	(.83)	—	17.83	15.32	63,738.90		1.79 g	72.94

12/30/05	14.73	.09 h	1.74	1.83	(.06)	(.27)	(.33)	—	16.23	12.71	58,861.93		.60 h	87.42

Putnam VT Mid Cap Value Fund (Class IB)

12/31/09	$7.52	.03	2.89	2.92	(.03)	—	(.03)	—	$10.41	39.00	$13,587	1.17	.35	130.02

12/31/08	16.35	.06	(6.01)	(5.95)	(.10)	(2.78)	(2.88)	— e,i	7.52	(42.83)	11,312	1.15	.55	79.45

12/31/07	17.74	.04	.33	.37	(.26)	(1.50)	(1.76)	—	16.35	1.69	26,543	1.12	.22	67.43

12/31/06	16.16	.27 g	2.11	2.38	(.04)	(.76)	(.80)	—	17.74	15.06	31,386	1.15	1.61 g	72.94

12/31/05	14.68	.05 h	1.73	1.78	(.03)	(.27)	(.30)	—	16.16	12.44	25,306	1.18	.36 h	87.42

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.14%

12/30/08	0.09

12/30/07	<0.01

12/30/06	0.01

12/30/05	0.02

g Reflects a special dividend which amounted to $0.19 per share and 1.12% of average net assets.

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

i Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008 (Note 9).

The accompanying notes are an integral part of these financial statements.

Putnam VT Mid Cap Value Fund 243

Putnam VT Money Market Fund

Investment objective

As high a rate of current income as management believes is consistent with preservation of capital and maintenance of liquidity

Net asset value December 31, 2009

Class IA: $1.00	Class IB: $1.00

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares*	Class IB shares†

1 year	0.35%	0.21%

5 years	16.60	15.27
Annualized	3.12	2.88

10 years	32.62	29.59
Annualized	2.86	2.63

Life	148.57	143.27
Annualized	4.24	4.14

Current yield (as of 12/31/09)

7-day yield (without subsidy)	–0.22%	–0.46%
7-day yield (with subsidy)	0.05%	0.05%

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Report from your fund’s managers

In 2009, a sense of stability returned to the short end of the fixed-income market. This stability, which came largely through the aid of the U.S. federal government, bolstered demand for top-tier corporate, bank, and government-backed securities. Coupled with the Fed’s (Federal Reserve Board’s) aggressive easing of short-term interest rates, this pushed yields on money market securities to historically low levels for most of the year. In this environment, for the year ended December 31, 2009, Putnam VT Money Market Fund’s class IA shares returned 0.35% at net asset value.

The U.S. Treasury and the Fed introduced several government programs in the fall of 2008 to ease the liquidity crunch and restore confidence in the money market sector. Two of these programs were particularly effective in helping short-term markets function more efficiently. The Asset-Backed Commercial Paper (ABCP) Money Market Mutual Fund Liquidity Facility (AMLF) restored liquidity to the ABCP markets and helped money market funds meet requests for redemptions. The Commercial Paper Funding Facility (CPFF) was launched to help companies finance their commercial paper, which was struggling due to the inability of financially strapped companies to attract investors. While usage of these programs has substantially declined, the Fed extended their availability to February 1, 2010, to support the flow of credit to businesses and households.

While many financial institutions came under pressure during the period, management focused on holding securities from financial institutions that were important to the banking system and recognized as “national champions,” including JPMorgan, Bank of America, ING Bank, and Lloyds. These banks are in the process of repaying their cash infusions, with the exception of JPMorgan and Bank of America, which have already reimbursed the U.S. government for its support. Management also looked for securities in the asset-backed commercial paper market that are supported by diverse and highly rated financial assets. As the amount of outstanding ABCP declined 36% in 2009, the ABCP weighting in the fund decreased and management reinvested proceeds from maturing securities into other investments. A larger portion of the fund’s assets was invested in U.S. government-sponsored enterprises (GSEs), such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). By investing in the unsecured debt of these GSEs, the fund benefited from several features, including strong government support and mortgage finance’s ongoing central role in public policy.

Amid the uncertainty in the financial markets and the broader global economy, fund management plans to continue to maintain a conservative, high-quality focus and avoid distressed sectors of the money-market universe. Management also will be closely following the ongoing discussions among regulators, central bankers, and rating agencies to improve the functioning and regulation of the money markets, which it believes should bode well for investors.

Consider these risks before investing: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund. Current and future portfolio holdings are subject to risk.

244 Putnam VT Money Market Fund

Your fund’s managers

Portfolio Manager Joanne Driscoll is a CFA charterholder. She joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan Topper has been in the investment industry since he joined Putnam in 1990.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition and credit quality will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Money Market Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$2.07	$2.77	$2.09	$2.80

Ending value (after expenses)	$1,000.40	$1,000.20	$1,023.14	$1,022.43

Annualized expense ratio†	0.41%	0.55%	0.41%	0.55%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT Money Market Fund 245

The fund’s portfolio 12/31/09

U. S. GOVERNMENT AGENCY		Maturity	Principal
OBLIGATIONS (23.9%)*	Yield (%)	date	amount	Value

Bank of America Corp. FDIC
guaranteed notes FRN	0.228	2/5/10	$5,050,000	$5,050,000

Bank of America Corp. FDIC
guaranteed notes FRN,
Ser. BKNT	0.284	9/13/10	4,220,000	4,220,000

Citibank N.A. FDIC
guaranteed notes FRN	0.301	9/30/10	3,025,000	3,025,000

Citigroup Funding, Inc. FDIC
guaranteed sr. notes FRN,
MTN, Ser. D	0.381	7/30/10	4,000,000	4,000,000

Fannie Mae unsec.
notes FRN	0.218	2/12/10	3,000,000	2,999,963

Fannie Mae unsec.
notes FRN	0.174	7/13/10	6,000,000	5,999,618

Federal Farm Credit
Bank FRB	0.425	8/10/10	2,400,000	2,400,000

Federal Farm Credit
Bank FRB	0.231	11/26/10	3,400,000	3,400,000

Federal Farm Credit Bank
FRB, Ser. 1	0.241	2/28/11	3,300,000	3,300,000

Federal Farm Credit Bank
FRB, Ser. 2	0.371	4/27/10	4,200,000	4,199,865

Federal Home Loan Bank
unsec. bonds K	1.150	4/16/10	3,000,000	3,001,192

Federal Home Loan Bank
unsec. bonds K	1.050	3/5/10	6,500,000	6,500,870

Federal Home Loan Bank
unsec. bonds K	0.950	4/1/10	5,000,000	5,000,000

Federal Home Loan Bank
unsec. bonds K	0.550	6/10/10	3,300,000	3,299,173

Federal Home Loan Bank
unsec. bonds K	0.440	12/23/10	3,000,000	3,000,000

Federal Home Loan Bank
unsec. bonds FRB	0.235	2/19/10	3,000,000	2,999,900

Federal Home Loan Bank
unsec. bonds FRB, Ser. 1	0.240	7/9/10	3,300,000	3,300,000

Federal Home Loan Bank
unsec. bonds FRB, Ser. 1	0.084	11/8/10	2,800,000	2,800,000

Federal Home Loan Bank
unsec. bonds FRB, Ser. 2	0.120	11/19/10	3,000,000	2,999,100

Federal Home Loan Bank
unsec. bonds, Ser. 1 K	0.800	4/30/10	3,000,000	3,000,000

Freddie Mac unsec.
notes FRN	0.242	8/24/10	7,000,000	7,000,000

Freddie Mac unsec.
notes FRN	0.219	9/24/10	3,000,000	2,999,564

Freddie Mac unsec.
notes FRN	0.184	7/14/10	4,000,000	4,000,000

Total U. S. government agency obligations (cost $88,494,245)				$88,494,245

ASSET-BACKED COMMERCIAL	Yield	Maturity	Principal
PAPER (19.0%)*	(%)	date	amount	Value

Atlantic Asset
Securitization Corp.	0.220	3/11/10	$3,500,000	$3,498,524

Atlantic Asset
Securitization Corp.	0.200	2/3/10	3,500,000	3,499,358

Citibank Credit Card
Issuance Trust	0.220	1/4/10	917,000	916,983

Enterprise Funding Co., LLC	0.230	3/26/10	2,000,000	1,998,927

Fairway Finance, LLC	0.270	1/6/10	875,000	874,967

ASSET-BACKED COMMERCIAL		Maturity	Principal
PAPER (19.0%)* cont.	Yield (%)	date	amount	Value

Fairway Finance, LLC
144A FRN	0.223	3/17/10	$6,700,000	$6,700,000

FCAR Owner Trust I	0.370	1/29/10	3,600,000	3,598,964

Gemini Securitization
Corp., LLC	0.200	2/19/10	2,000,000	1,999,456

Gotham Funding Corp.	0.230	2/3/10	4,000,000	3,999,157

Gotham Funding Corp.	0.200	1/6/10	1,727,000	1,726,952

Govco, Inc.	0.240	3/4/10	1,275,000	1,274,473

Govco, Inc.	0.230	3/22/10	3,700,000	3,698,109

Liberty Street Funding, LLC	0.200	1/4/10	322,000	321,995

LMA Americas, LLC	0.250	3/1/10	1,000,000	999,590

Manhattan Asset
Funding Co., LLC	0.300	1/7/10	1,000,000	999,950

Manhattan Asset
Funding Co., LLC	0.270	2/8/10	1,565,000	1,564,554

Manhattan Asset
Funding Co., LLC	0.240	1/19/10	1,400,000	1,399,832

Manhattan Asset
Funding Co., LLC	0.233	3/10/10	2,800,000	2,798,784

Royal Park Investments
Funding Corp. (Belgium)	0.210	3/24/10	3,500,000	3,498,326

Victory Receivables Corp.	0.200	2/1/10	3,500,000	3,499,397

Victory Receivables Corp.	0.200	1/27/10	3,000,000	2,999,567

Windmill Funding Corp.	0.230	3/19/10	5,700,000	5,697,196

Windmill Funding Corp.	0.210	3/11/10	1,000,000	999,598

Working Capital
Management Co.	0.370	1/11/10	2,300,000	2,299,764

Working Capital
Management Co.	0.350	1/21/10	4,500,000	4,499,125

Yorktown Capital, LLC	0.230	4/21/10	5,000,000	4,996,486

Total asset-backed commercial paper (cost $70,360,034)				$70,360,034

COMMERCIAL		Maturity	Principal
PAPER (17.8%)*	Yield (%)	date	amount	Value

Australia & New Zealand
Banking Group, Ltd.
(Australia)	0.401	2/19/10	$3,000,000	$2,998,367

Australia & New Zealand
Banking Group, Ltd. 144A
(Australia)	0.287	11/23/10	4,000,000	4,000,000

Banco Bilbao Vizcaya
Argentaria SA/London
(Spain)	0.501	1/15/10	3,700,000	3,699,281

Banco Bilbao Vizcaya
Argentaria SA/London
(Spain)	0.331	5/20/10	4,000,000	3,994,903

BPCE SA (France)	0.270	3/4/10	5,000,000	4,997,675

DnB NOR Bank ASA
(Norway)	0.471	2/10/10	3,000,000	2,998,433

Fortis Funding, LLC	0.230	2/8/10	4,000,000	3,999,029

HSBC USA, Inc.	0.240	4/9/10	3,000,000	2,998,040

Intesa Funding, LLC	0.300	6/8/10	3,700,000	3,695,128

MetLife Short Term
Funding, LLC	0.280	3/25/10	3,000,000	2,998,063

MetLife Short Term
Funding, LLC	0.220	1/29/10	4,000,000	3,999,316

Nationwide Building
Society (United Kingdom)	0.401	4/5/10	2,300,000	2,297,596

Nationwide Building
Society (United Kingdom)	0.401	3/15/10	1,150,000	1,149,067

246 Putnam VT Money Market Fund

COMMERCIAL		Maturity	Principal
PAPER (17.8%)* cont.	Yield (%)	date	amount	Value

Nationwide Building
Society (United Kingdom)	0.154	4/26/10	$3,500,000	$3,496,869

Nordea North America, Inc.	0.200	3/8/10	3,700,000	3,698,643

Societe de Prise de
Participation de L’Etat
(France)	0.180	2/24/10	3,200,000	3,199,136

Swedbank AB (Sweden)	0.361	6/11/10	350,000	349,437

Swedbank AB (Sweden)	0.351	5/27/10	1,000,000	998,581

Toyota Credit Canada, Inc.
(Canada)	0.250	2/11/10	1,200,000	1,199,658

Toyota Credit Canada, Inc.
(Canada)	0.240	3/11/10	1,000,000	999,540

Toyota Motor Credit Corp.	0.210	3/8/10	2,000,000	1,999,230

UniCredit Delaware, Inc	0.245	1/12/10	1,725,000	1,724,871

Westpac Banking Corp.
144A (Australia)	0.632	3/9/10	2,400,000	2,400,000

Yale University	0.300	3/15/10	2,000,000	1,998,783

Total commercial paper (cost $65,889,646)				$65,889,646

CERTIFICATES OF	Interest	Maturity	Principal
DEPOSIT (16.7%)*	rate (%)	date	amount	Value

Barclays Bank PLC/NY
(United Kingdom)	0.432	4/22/10	$4,300,000	$4,300,000

Calyon New York FRN	0.253	4/20/10	6,000,000	6,000,000

Commonwealth Bank
of Australia (Australia)	0.330	6/29/10	2,000,000	2,000,050

DnB NOR Bank ASA/
New York FRN (Norway)	0.334	10/19/10	5,000,000	5,000,000

HSBC Bank PLC
(United Kingdom)	0.225	2/12/10	3,800,000	3,800,022

ING Bank NV/London
(United Kingdom)	0.360	2/22/10	4,160,000	4,160,000

ING Bank NV/London
(United Kingdom)	0.300	4/6/10	2,500,000	2,500,000

Lloyds TSB Bank PLC/
New York, NY FRN M	0.235	5/6/11	2,400,000	2,400,000

National Australia Bank,
Ltd. (Australia)	0.200	3/17/10	3,700,000	3,700,000

Rabobank Nederland
NV/NY FRN	0.279	5/4/10	3,000,000	3,000,573

Royal Bank of Canada/
New York, NY FRN	0.234	11/4/10	3,400,000	3,400,000

Societe Generale (France)	0.260	3/18/10	3,300,000	3,300,000

Societe Generale/London
(France)	0.260	4/30/10	4,100,000	4,100,000

Sumitomo Mitsui Banking
Corp./New York (Japan)	0.200	2/22/10	4,000,000	4,000,000

Toronto Dominion Bank
(Canada)	0.600	1/12/10	3,500,000	3,500,107

Toronto Dominion Bank/
NY FRN	0.231	10/29/10	3,700,000	3,700,000

Westpac Banking Corp./
NY FRN	0.293	10/21/10	3,000,000	3,000,000

Total certificates of deposit (cost $61,860,752)				$61,860,752

CORPORATE BONDS	Interest	Maturity	Principal
AND NOTES (11.8%)*	rate (%)	date	amount	Value

Bank of America, N.A. sr. unsec.
notes FRN
Ser. BKN1	0.873	5/12/10	$3,300,000	$3,306,755

BP Capital Markets PLC company
guaranty unsec. notes FRN
(United Kingdom) M	0.385	12/10/12	3,000,000	3,000,000

Commonwealth Bank
of Australia 144A FRN
(Australia) M	0.282	8/27/14	3,600,000	3,600,000

Commonwealth Bank
of Australia unsec. sub.
Notes, Ser. A (Australia)	8.500	6/1/10	1,750,000	1,807,899

General Electric Capital
Corp. sr. unsec. notes FRN,
GMTN, Ser. A	0.334	5/10/10	400,000	400,077

General Electric Capital
Corp. sr. unsec. notes FRN,
MTN, Ser. A	0.183	3/12/10	3,000,000	3,000,240

International Bank for
Reconstruction &
Development FRN, MTN,
Ser. GDIF (Supra-Nation)	0.228	2/8/10	5,400,000	5,399,986

International Bank for
Reconstruction &
Development sr. unsec.
notes FRN, MTN,
Ser. GDIF (Supra-Nation)	0.231	2/1/10	4,000,000	4,000,000

JPMorgan Chase & Co. sr.
unsec. notes FRN, MTN,
Ser. C	0.569	9/24/10	2,000,000	2,004,206

JPMorgan Chase Bank, N.A.
sr. notes FRN, Ser. 1 M	0.232	12/21/14	4,600,000	4,600,000

Lloyds Banking Group PLC
144A sr. unsec. unsub.
bonds FRB, Ser. EXT
(United Kingdom)	0.595	3/5/10	3,000,000	3,000,000

Procter & Gamble
International Funding SCA
company guaranty sr.
unsec. notes FRN, MTN
(Luxembourg)	0.525	2/8/10	2,400,000	2,400,000

Procter & Gamble
International Funding SCA
company guaranty unsec.
bonds FRB (Luxembourg)	0.285	5/7/10	1,000,000	1,000,000

Rabobank Nederland NV
144A FRN (Netherlands) M	0.273	8/16/14	2,000,000	2,000,000

Royal Bank of Canada
144A sr. unsec. notes FRN
(Canada) M	0.653	5/15/14	3,600,000	3,600,000

Westpac Banking Corp.
FRN, MTN (Australia) M	0.281	8/27/15	500,000	500,000

Total corporate bonds and notes (cost $43,619,163)				$43,619,163

SHORT-TERM INVESTMENT FUND (6.4%)*			Shares	Value

Putnam Money Market Liquidity Fund e			23,890,424	$23,890,424

Total short-term investment fund (cost $23,890,424)				$23,890,424

Putnam VT Money Market Fund 247

REPURCHASE AGREEMENTS (3.2%)*			Principal amount	Value

Interest in $110,000,000 joint tri-party repurchase
agreement dated December 31, 2009 with Deutsche
Bank Securities, Inc. due January 4, 2010 — maturity
value of $7,000,204 for an effective yield of 0.26%
(collateralized by various corporate bonds and notes
and various mortgage-backed securities with coupon
rates ranging from zero % to 14.55% and due dates
ranging from August 25, 2011 to October 20, 2040,
valued at $115,500,000)			$7,000,000	$7,000,000

Interest in $80,000,000 joint tri-party repurchase
agreement dated December 31, 2009 with JPMorgan
Securities, Inc. due January 4, 2010 — maturity value
of $5,000,118 for an effective yield of 0.21%
(collateralized by various corporate bonds and notes
with coupon rates ranging from 3.03% to 9.50% and due
dates ranging from February 16, 2010 to April 1, 2037,
valued at $81,601,748)			5,000,000	5,000,000

Total repurchase agreements (cost $12,000,000)				$12,000,000

MUNICIPAL BONDS		Maturity
AND NOTES (1.5%)*	Yield (%)	date	Principal amount	Value

Colorado Housing and
Finance Authority VRDN
(Single Family Mortgage),
Ser. B-1 M K	0.280	11/1/32	$1,640,000	$1,640,000
(Single Family Mortgage),
Ser. B-2 M K	0.280	11/1/30	190,000	190,000
(Single Family), Ser. C-1,
Class I M K	0.330	11/1/36	1,290,000	1,290,000
(Single Family), Ser. C-2,
Class I M K	0.300	11/1/35	1,015,000	1,015,000

Massachusetts Health and
Educational Facilities Authority
Commerical Paper
(Harvard University)	0.320	6/15/10	1,343,000	1,343,000

Total municipal bonds and notes (cost $5,478,000)				$5,478,000

Total investments (cost $371,592,264)				$371,592,264

Key to holding’s abbreviations

FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
VRDN	Variable Rate Demand Notes

* Percentages indicated are based on net assets of $370,733,300.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

K The rates shown are the current interest rates at December 31, 2009.

M The security’s effective maturity date is less than one year.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB, FRN, and VRDN are the current interest rates at December 31, 2009.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at December 31, 2009 (as a percentage of Portfolio Value):

United States	69.6%	Spain	2.1%

United Kingdom	7.5	Japan	1.1

Australia	5.7	Belgium	0.9

France	4.2	Luxembourg	0.9

Supra-Nation	2.5	Netherlands	0.5

Canada	2.5	Sweden	0.4

Norway	2.1	Total	100.0%

ASC 820, Fair Value Measurements and Disclosures, establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$70,360,034	$—

Certificates of deposit	—	61,860,752	—

Commercial paper	—	65,889,646	—

Corporate bonds and notes	—	43,619,163	—

Municipal bonds and notes	—	5,478,000	—

Repurchase agreements	—	12,000,000	—

Short-term investment fund	23,890,424	—	—

U.S. Government agency obligations	—	88,494,245	—

Totals by level	$23,890,424	$347,701,840	$—

The accompanying notes are an integral part of these financial statements.

248 Putnam VT Money Market Fund

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $347,701,840)	$347,701,840

Affiliated issuers (identified cost $23,890,424) (Note 6)	23,890,424

Cash	420

Interest and other receivables	157,196

Receivable for shares of the fund sold	335

Total assets	371,750,215

Liabilities

Payable for shares of the fund repurchased	643,563

Payable for compensation of Manager (Note 2)	153,254

Payable for investor servicing fees (Note 2)	8,958

Payable for custodian fees (Note 2)	5,848

Payable for Trustee compensation and expenses (Note 2)	85,636

Payable for administrative services (Note 2)	2,297

Payable for distribution fees (Note 2)	36,036

Payable for auditing	58,363

Other accrued expenses	22,960

Total liabilities	1,016,915

Net assets	$370,733,300

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$370,836,785

Undistributed net investment income (Note 1)	33,336

Accumulated net realized loss on investments (Note 1)	(136,821)

Total — Representing net assets applicable
to capital shares outstanding	$370,733,300

Computation of net asset value Class IA

Net Assets	$178,927,203

Number of shares outstanding	178,987,383

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$1.00

Computation of net asset value Class IB

Net Assets	$191,806,097

Number of shares outstanding	191,870,772

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$1.00

Statement of operations
Year ended 12/31/09

Investment income

Interest (including interest income of $12,546 from investments
in affiliated issuers) (Note 6)	$3,504,634

Expenses

Compensation of Manager (Note 2)	1,844,125

Investor servicing fees (Note 2)	122,722

Custodian fees (Note 2)	13,815

Trustee compensation and expenses (Note 2)	38,505

Administrative services (Note 2)	24,559

Distribution fees — Class IB (Note 2)	481,167

Money market fund guarantee program fees (Note 15)	132,880

Other	205,989

Fees waived and reimbursed by Manager (Note 2)	(656,886)

Total expenses	2,206,876

Expense reduction (Note 2)	(37)

Net expenses	2,206,839

Net investment income	1,297,795

Net realized gain on investments (Notes 1 and 3)	1,763

Net gain on investments	1,763

Net increase in net assets resulting from operations	$1,299,558

The accompanying notes are an integral part of these financial statements.

Putnam VT Money Market Fund 249

Statement of changes in net assets

	Putnam VT
	Money Market Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$1,297,795	$12,693,834

Net realized gain (loss) on investments	1,763	(121,001)

Net increase in net assets resulting from
operations	1,299,558	12,572,833

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(826,590)	(6,918,971)

Class IB	(437,869)	(5,777,857)

Increase (decrease) from capital share
transactions (Note 4)	(101,591,751)	46,721,565

Total increase (decrease) in net assets	(101,556,652)	46,597,570

Net assets:

Beginning of year	472,289,952	425,692,382

End of year (including undistributed net
investment income of $33,336 and $—,
respectively)	$370,733,300	$472,289,952

The accompanying notes are an integral part of these financial statements.

250 Putnam VT Money Market Fund

Financial highlights (For a common share outstanding throughout the period)

									RATIOS AND SUPPLEMENTAL
INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%) a,b	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) a,c,d	Ratio of net investment income (loss) to average net assets (%) c

Putnam VT Money Market Fund (Class IA)

12/31/09	$1.00	.0036	— e	.0036	(.0035)	(.0035)	$1.00	.35	$178,927	.47 f	.39 f

12/31/08	1.00	.0279	(.0003)	.0276	(.0279)	(.0279)	1.00	2.83	251,780.47		2.78

12/31/07	1.00	.0492	— e	.0492	(.0492)	(.0492)	1.00	5.05	219,558.46		4.92

12/31/06	1.00	.0455	—	.0455	(.0455)	(.0455)	1.00	4.66	205,133.52		4.56

12/31/05	1.00	.0275	—	.0275	(.0275)	(.0275)	1.00	2.79	211,665.53		2.71

Putnam VT Money Market Fund (Class IB)

12/31/09	$1.00	.0022	— e	.0022	(.0021)	(.0021)	$1.00	.21	$191,806	.62 f	.24 f

12/31/08	1.00	.0254	(.0003)	.0251	(.0254)	(.0254)	1.00	2.57	220,510.72		2.54

12/31/07	1.00	.0467	— e	.0467	(.0467)	(.0467)	1.00	4.79	206,134.71		4.67

12/31/06	1.00	.0430	—	.0430	(.0430)	(.0430)	1.00	4.39	194,620.77		4.34

12/31/05	1.00	.0250	—	.0250	(.0250)	(.0250)	1.00	2.53	134,800.78		2.54

a The charges and expenses at the insurance company separate account level are not reflected.

b Total return assumes dividend reinvestment.

c Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.04%

12/31/08	0.08

12/31/07	0.09

12/31/06	0.05

12/31/05	0.03

d Includes amounts paid through expense offset arrangements (Note 2).

e Amount represents less than $0.0001 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

12/31/09

Class IA	0.07%

Class IB	0.17

The accompanying notes are an integral part of these financial statements.

Putnam VT Money Market Fund 251

Putnam VT New Opportunities Fund

Investment objective
Long-term capital appreciation

Net asset value December 31, 2009

Class IA: $17.34	Class IB: $17.08

Performance summary

Total return at net asset value
(as of 12/31/09)‡	Class IA shares*	Class IB shares†

1 year	32.48%	32.14%

5 years	3.51	2.21
Annualized	0.69	0.44

10 years	–45.22	–46.51
Annualized	–5.84	–6.07

Life	145.69	137.94
Annualized	5.91	5.69

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: May 2, 1994.

† Class inception date: April 30, 1998.

‡ Performance benefited from receipt of an Enron Class Action Settlement pertaining to investments made prior to 2002.

The Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s manager

Growth stocks performed very well in 2009, while mid-cap stocks performed better than large caps or small caps. The market sold off for the first two months of the year on concerns about a deteriorating economy, before staging an impressive rally from the bottom in early March. The first six months of the rally were characterized by outperformance of stocks that had declined the most and had appeared to be the cheapest, irrespective of their long-term fundamental prospects. The remainder of the year saw the market rewarding higher-quality companies and those with the ability to exceed earnings expectations. For the 12 months ended December 31, 2009, Putnam VT New Opportunities Fund’s class IA shares returned 32.48% at net asset value.

Sequenom was the largest detractor to performance. A few months before it was to launch a revolutionary new blood test for Down syndrome, the company announced that its clinical data had been manipulated and dismissed its vice president of Research and its CEO. Large biotechnology stocks also detracted from performance, including Genzyme.The company discovered a virus in the bioreactors that produced one of its leading drugs and had to shut down and decontaminate its manufacturing process for several months. For-profit education stocks did poorly, including Apollo Group (which operates University of Phoenix) and Corinthian Colleges, which was sold before the end of the period. As initial unemployment claims peaked, the market became concerned that future enrollment trends would slow. In addition, the government increased its scrutiny of this industry, reflecting a concern of rising rates of default on its student loans.

The largest contributor to performance was Apple, which continued to gain share with its Mac computers and iPhones. Metals and mining holdings did well, including Walter Industries, which saw a recovery in demand for its metallurgical coal used in manufacturing steel, and Freeport-McMoRan Copper and Gold, the world’s second-largest copper producer, benefited from rising copper prices. Communication equipment stocks also helped performance, including Brocade Communications, which forged stronger reseller partnerships for its networking equipment with IBM and Hewlett-Packard, after Cisco Systems decided to enter the server market and compete more directly with IBM and HP. Brocade was sold prior to year-end.

Corporations have remained surprisingly profitable after aggressively cutting costs in 2009, and as we enter 2010, the economy is slowly recovering. Management has been increasing holdings that would benefit from this increased spending, such as information technology, capital goods, and media/advertising companies. However, employment has been slow to recover, and management sees little incentive for corporations to resume meaningful hiring. It is management’s belief that consumer spending will remain depressed, and as a result the portfolio is underweight consumer discretionary and consumer staples stocks.

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow. Current and future portfolio holdings are subject to risk.

252 Putnam VT New Opportunities Fund

Your fund’s manager

Portfolio Manager Gerald Moore is a CFA charterholder. He joined Putnam in 1997 and has been in the investment industry since 1992.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT New Opportunities Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.56	$5.94	$4.18	$5.45

Ending value (after expenses)	$1,204.20	$1,202.80	$1,021.07	$1,019.81

Annualized expense ratio†	0.82%	1.07%	0.82%	1.07%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT New Opportunities Fund 253

The fund’s portfolio 12/31/09

COMMON STOCKS (98.9%)*	Shares	Value

Advertising and marketing services (0.4%)
Nu Skin Enterprises, Inc. Class A	76,800	$2,063,616

		2,063,616
Aerospace and defense (2.3%)
Alliant Techsystems, Inc. † S	27,800	2,453,906

Precision Castparts Corp.	34,400	3,796,040

Raytheon Co.	86,650	4,464,208

TransDigm Group, Inc.	50,700	2,407,743

		13,121,897
Banking (1.5%)
First Citizens BancShares, Inc. Class A	3,700	606,837

JPMorgan Chase & Co.	42,100	1,754,307

Northern Trust Corp. S	59,600	3,123,040

Wells Fargo & Co.	106,500	2,874,435

		8,358,619
Beverage (2.0%)
Coca-Cola Co. (The)	54,400	3,100,800

Coca-Cola Enterprises, Inc.	158,100	3,351,720

PepsiCo, Inc.	78,652	4,782,042

		11,234,562
Biotechnology (3.2%)
Amgen, Inc. †	46,150	2,610,706

Auxilium Pharmaceuticals, Inc. † S	44,000	1,319,120

Dendreon Corp. †	65,200	1,713,456

Genzyme Corp. †	62,421	3,059,253

Gilead Sciences, Inc. †	130,450	5,645,876

OSI Pharmaceuticals, Inc. †	45,000	1,396,350

Sequenom, Inc. † S	186,500	772,110

Vertex Pharmaceuticals, Inc. †	45,100	1,932,535

		18,449,406
Cable television (1.1%)
DIRECTV Class A †	132,700	4,425,545

Scripps Networks Interactive, Inc. Class A	51,200	2,124,800

		6,550,345
Chemicals (0.8%)
CF Industries Holdings, Inc.	25,400	2,305,812

Sigma-Adrich Corp.	40,000	2,021,200

		4,327,012
Coal (0.5%)
Walter Industries, Inc.	37,075	2,792,118

		2,792,118
Commercial and consumer services (2.3%)
Emergency Medical Services Corp. Class A † S	56,858	3,078,861

priceline.com, Inc. †	19,735	4,312,098

Visa, Inc. Class A S	66,100	5,781,106

		13,172,065
Communications equipment (5.3%)
Cisco Systems, Inc. † S	624,519	14,950,985

F5 Networks, Inc. †	96,618	5,118,822

Qualcomm, Inc.	218,400	10,103,184

		30,172,991
Computers (10.4%)
Apple, Inc. †	107,677	22,704,772

DragonWave, Inc. (Canada) †	113,941	1,305,764

EMC Corp. † S	189,100	3,303,577

Emulex Corp. †	261,800	2,853,620

Hewlett-Packard Co.	90,667	4,670,257

IBM Corp.	139,745	18,292,621

Polycom, Inc. † S	84,400	2,107,468

COMMON STOCKS (98.9%)* cont.	Shares	Value

Computers cont.
Quest Software, Inc. † S	178,300	$3,280,720

Silicon Graphics International Corp. †	106,800	748,668

		59,267,467
Conglomerates (0.4%)
AMETEK, Inc.	58,500	2,237,040

		2,237,040
Consumer (0.4%)
Scotts Miracle-Gro Co. (The) Class A	54,200	2,130,602

		2,130,602
Consumer finance (0.2%)
World Acceptance Corp. †	31,400	1,125,062

		1,125,062
Consumer goods (2.6%)
Church & Dwight Co., Inc. S	40,400	2,442,180

Colgate-Palmolive Co.	71,000	5,832,650

Procter & Gamble Co. (The)	113,800	6,899,694

		15,174,524
Consumer services (0.5%)
Ancestry.com, Inc. †	42,350	593,324

Avis Budget Group, Inc. † S	189,700	2,488,864

		3,082,188
Containers (0.4%)
Silgan Holdings, Inc.	39,800	2,303,624

		2,303,624
Distribution (0.6%)
W.W. Grainger, Inc.	35,300	3,418,099

		3,418,099
Electric utilities (0.5%)
EnerNOC, Inc. † S	23,200	705,048

Exelon Corp.	42,550	2,079,419

		2,784,467
Electrical equipment (1.4%)
Emerson Electric Co. S	120,100	5,116,260

GrafTech International, Ltd. † S	134,500	2,091,475

Vestas Wind Systems A/S (Denmark) †	15,987	977,456

		8,185,191
Electronics (1.9%)
Integrated Device Technology, Inc. †	297,023	1,921,739

Intel Corp.	111,707	2,278,823

Marvell Technology Group, Ltd. †	213,700	4,434,275

Silicon Laboratories, Inc. † S	46,900	2,267,146

		10,901,983
Energy (oil field) (1.9%)
CARBO Ceramics, Inc. S	33,100	2,256,427

FMC Technologies, Inc. † S	52,100	3,013,464

Schlumberger, Ltd.	53,000	3,449,770

Transocean, Ltd. (Switzerland) †	26,100	2,161,080

		10,880,741
Energy (other) (0.8%)
First Solar, Inc. † S	16,900	2,288,260

Trina Solar, Ltd. ADR (China) † S	42,900	2,315,313

		4,603,573
Engineering and construction (0.3%)
ENGlobal Corp. †	187,300	586,249

Michael Baker Corp. †	29,500	1,221,300

		1,807,549
Financial (0.8%)
CME Group, Inc.	6,000	2,015,700

Intercontinental Exchange, Inc. †	25,200	2,829,960

		4,845,660
Food (0.6%)
General Mills, Inc.	47,300	3,349,313

		3,349,313
Gaming and lottery (0.6%)
Bally Technologies, Inc. †	76,900	3,175,201

		3,175,201

254 Putnam VT New Opportunities Fund

COMMON STOCKS (98.9%)* cont.	Shares	Value

Health-care services (3.4%)
Aetna, Inc.	78,200	$2,478,940

Express Scripts, Inc. †	69,200	5,982,340

Health Management Associates, Inc. Class A †	361,600	2,628,832

Healthsouth Corp. †	151,200	2,838,024

Lincare Holdings, Inc. † S	71,500	2,654,080

McKesson Corp.	47,000	2,937,500

		19,519,716
Insurance (1.2%)
Aflac, Inc.	107,700	4,981,125

Transatlantic Holdings, Inc.	36,953	1,925,621

		6,906,746
Investment banking/Brokerage (2.0%)
BlackRock, Inc.	9,200	2,136,240

Goldman Sachs Group, Inc. (The)	24,871	4,199,220

TD Ameritrade Holding Corp. †	144,900	2,808,162

Waddell & Reed Financial, Inc. Class A	78,700	2,403,498

		11,547,120
Machinery (1.5%)
Chart Industries, Inc. †	46,900	776,195

Gardner Denver, Inc. S	49,700	2,114,735

Joy Global, Inc.	61,550	3,175,365

Timken Co.	117,400	2,783,554

		8,849,849
Media (0.5%)
Time Warner, Inc.	93,000	2,710,020

		2,710,020
Medical technology (5.5%)
AGA Medical Holdings, Inc. †	94,967	1,402,663

Baxter International, Inc.	102,076	5,989,820

Covidien PLC (Ireland)	52,500	2,514,225

Hospira, Inc. †	88,200	4,498,200

Life Technologies Corp. † S	63,606	3,322,141

Medtronic, Inc.	150,100	6,601,398

Myriad Genetics, Inc. †	48,300	1,260,630

St. Jude Medical, Inc. †	101,750	3,742,365

Thoratec Corp. † S	73,400	1,975,928

		31,307,370
Metals (2.0%)
Barrick Gold Corp. (Canada)	37,800	1,488,564

Cliffs Natural Resources, Inc. S	58,687	2,704,884

Freeport-McMoRan Copper & Gold, Inc. Class B †	38,450	3,087,151

Newmont Mining Corp.	46,897	2,218,697

Nucor Corp. S	40,250	1,877,663

		11,376,959
Natural gas utilities (0.7%)
Southwestern Energy Co. †	80,000	3,856,000

		3,856,000
Oil and gas (2.7%)
Comstock Resources, Inc. †	48,650	1,973,731

Exxon Mobil Corp.	39,304	2,680,140

McMoRan Exploration Co. † S	88,397	708,944

Occidental Petroleum Corp.	34,100	2,774,035

Petroleo Brasileiro SA ADR (Brazil)	64,808	3,090,045

Range Resources Corp.	40,900	2,038,865

Ultra Petroleum Corp. † S	40,500	2,019,330

		15,285,090
Pharmaceuticals (5.0%)
Abbott Laboratories	185,100	9,993,549

Allergan, Inc. S	61,600	3,881,416

Johnson & Johnson	182,125	11,730,671

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	51,300	2,882,034

		28,487,670

COMMON STOCKS (98.9%)* cont.	Shares	Value

Power producers (0.5%)
AES Corp. (The) †	206,100	$2,743,191

		2,743,191
Railroads (0.6%)
Union Pacific Corp.	58,550	3,741,345

		3,741,345
Restaurants (1.2%)
McDonald’s Corp.	59,800	3,733,912

Panera Bread Co. Class A †	47,900	3,207,863

		6,941,775
Retail (7.4%)
Amazon.com, Inc. †	39,400	5,300,088

Costco Wholesale Corp.	76,300	4,514,671

CVS Caremark Corp.	124,900	4,023,029

Dick’s Sporting Goods, Inc. †	91,000	2,263,170

Guess ?, Inc. S	63,400	2,681,820

Herbalife, Ltd. (Cayman Islands)	50,500	2,048,785

Iconix Brand Group, Inc. † S	119,400	1,510,410

Jo-Ann Stores, Inc. † S	60,500	2,192,520

Nordstrom, Inc. S	96,000	3,607,680

Ross Stores, Inc.	81,900	3,497,949

Steven Madden, Ltd. †	28,800	1,187,712

Urban Outfitters, Inc. †	77,000	2,694,230

Wal-Mart Stores, Inc.	131,900	7,050,055

		42,572,119
Schools (0.7%)
Apollo Group, Inc. Class A †	45,600	2,762,448

Corinthian Colleges, Inc. † S	91,600	1,261,332

		4,023,780
Semiconductor (1.3%)
Cymer, Inc. †	52,591	2,018,443

Hittite Microwave Corp. †	54,500	2,220,875

Maxim Integrated Products, Inc. S	147,000	2,984,100

		7,223,418
Shipping (0.5%)
J. B. Hunt Transport Services, Inc.	22,120	713,812

Knight Transportation, Inc. S	113,200	2,183,628

		2,897,440
Software (7.9%)
Activision Blizzard, Inc. †	211,550	2,350,321

Adobe Systems, Inc. †	131,400	4,832,892

Microsoft Corp.	826,491	25,199,711

Oracle Corp.	440,450	10,808,643

TIBCO Software, Inc. †	239,200	2,303,496

		45,495,063
Technology (0.3%)
Avago Technologies, Ltd. †	88,200	1,613,178

		1,613,178
Technology services (4.4%)
Accenture PLC Class A	50,936	2,113,844

Google, Inc. Class A †	27,851	17,267,063

SAIC, Inc. †	121,100	2,293,634

Salesforce.com, Inc. † S	46,900	3,459,813

		25,134,354
Telecommunications (1.4%)
ADTRAN, Inc.	115,700	2,609,035

NeuStar, Inc. Class A †	166,756	3,842,058

Neutral Tandem, Inc. † S	63,000	1,433,250

		7,884,343
Textiles (0.5%)
Warnaco Group, Inc. (The) †	71,400	3,012,366

		3,012,366

Putnam VT New Opportunities Fund 255

COMMON STOCKS (98.9%)* cont.	Shares	Value

Tobacco (2.6%)
Lorillard, Inc.	41,100	$3,297,453

Philip Morris International, Inc.	246,640	11,885,575

		15,183,028
Transportation services (1.0%)
C.H. Robinson Worldwide, Inc. S	55,900	3,283,007

Expeditors International of Washington, Inc.	70,300	2,441,519

		5,724,526
Waste Management (0.4%)
Stericycle, Inc. † S	45,300	2,499,201

		2,499,201
Total common stocks (cost $506,681,214)		$566,050,582

UNITS (—%)*	Units	Value

Optisolar Holdings, LLC Class B-1 cv. pfd. membership
units zero % (acquired 07/30/08, cost $9,451) F ‡ †	5,081	$9,451

Total units (cost $9,451)		$9,451

SHORT-TERM INVESTMENTS (13.4%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield
of 0.401%, February 11, 2010 #	$33,000	$32,985

U.S. Treasury Bills for an effective yield
of 0.373%, April 01, 2010 #	1,145,000	1,143,656

Short-term investments held as collateral
for loaned securities with yields ranging
from zero % to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 d	65,940,300	65,932,046

Putnam Money Market Liquidity Fund e	9,310,888	9,310,888

Total short-term investments (cost $76,419,854)		$76,419,575

Total investments (cost $583,110,519)		$642,479,608

Key to holding’s abbreviations

ADR	American Depository Receipts

* Percentages indicated are based on net assets of $572,275,403.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at December 31, 2009 was $9,451, or less than 0.01% of net assets.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at December 31, 2009.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs. On December 31, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

S Securities on loan, in part or in entirety, at December 31, 2009.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS
OUTSTANDING	Number of		Expiration	Unrealized
at 12/31/09	contracts	Value	date	appreciation

NASDAQ 100 Index E-Mini (Long)	1	$37,175	Mar-10	$1,063

Total				$1,063

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$15,703,971	$—	$—

Capital goods	35,789,855	977,456	—

Communication services	14,434,688	—	—

Conglomerates	2,237,040	—	—

Consumer cyclicals	58,249,504	—	—

Consumer staples	72,993,754	—	—

Energy	33,561,522	—	—

Financials	32,783,207	—	—

Health care	97,764,162	—	—

Technology	179,808,454	—	—

Transportation	12,363,311	—	—

Utilities and power	9,383,658	—	—

Total common stocks	565,073,126	977,456	—

Units	—	—	9,451

Short-term investments	9,310,888	67,108,687	—

Totals by level	$574,384,014	$68,086,143	$9,451

	Level 1	Level 2	Level 3

Other financial instruments:	$1,063	$—	$—

Other financial instruments include futures.

256 Putnam VT New Opportunities Fund

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	sales	Level 3 **	2009 **

Units	$—	$—	$—	$—	$—	$9,451	$9,451

Totals:	$—	$—	$—	$—	$—	$9,451	$9,451

** Represents Level 3 securities acquired in merger with Putnam VT Discovery Growth Fund.

The accompanying notes are an integral part of these financial statements.

Putnam VT New Opportunities Fund 257

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value, including $64,132,858
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $573,799,631)	$633,168,720

Affiliated issuers (identified cost $9,310,888) (Note 6)	9,310,888

Dividends, interest and other receivables	542,439

Receivable for shares of the fund sold	4,926

Receivable for investments sold	1,715,188

Total assets	644,742,161

Liabilities

Payable for compensation of Manager (Note 2)	974,592

Payable to custodian (Note 2)	105,406

Payable for variation margin (Note 1)	28,818

Payable for investments purchased	4,490,457

Payable for shares of the fund repurchased	420,348

Payable for investor servicing fees (Note 2)	14,172

Payable for custodian fees (Note 2)	8,708

Payable for Trustee compensation and expenses (Note 2)	298,084

Payable for administrative services (Note 2)	3,487

Payable for distribution fees (Note 2)	16,302

Collateral on securities loaned, at value (Note 1)	65,932,046

Other accrued expenses	174,338

Total liabilities	72,466,758

Net assets	$572,275,403

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 11)	$1,421,088,766

Undistributed net investment income (Notes 1 and 11)	2,929,061

Accumulated net realized loss on investments (Notes 1 and 11)	(911,112,576)

Net unrealized appreciation of investments (Note 11)	59,370,152

Total — Representing net assets applicable
to capital shares outstanding	$572,275,403

Computation of net asset value Class IA

Net Assets	$495,050,141

Number of shares outstanding	28,549,940

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$17.34

Computation of net asset value Class IB

Net Assets	$77,225,262

Number of shares outstanding	4,521,144

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$17.08

Statement of operations
Year ended 12/31/09

Investment income

Dividends (net of foreign tax of $16,233)	$7,173,478

Interest (including interest income of $6,954 from investments
in affiliated issuers) (Note 6)	29,233

Securities lending	117,978

Total investment income	7,320,689

Expenses

Compensation of Manager (Note 2)	3,597,220

Investor servicing fees (Note 2)	153,496

Custodian fees (Note 2)	16,757

Trustee compensation and expenses (Note 2)	43,240

Administrative services (Note 2)	29,750

Distribution fees — Class IB (Note 2)	172,279

Other	367,203

Fees waived and reimbursed by Manager (Note 2)	(2,289)

Total expenses	4,377,656

Expense reduction (Note 2)	(73,707)

Net expenses	4,303,949

Net investment income	3,016,740

Net realized loss on investments (Notes 1 and 3)	(54,645,615)

Net realized gain on futures contracts (Note 1)	587,358

Net unrealized appreciation of investments and
futures contracts during the year	198,486,180

Net gain on investments	144,427,923

Net increase in net assets resulting from operations	$147,444,663

The accompanying notes are an integral part of these financial statements.

258 Putnam VT New Opportunities Fund

Statement of changes in net assets

	Putnam VT
	New Opportunities Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$3,016,740	$3,358,146

Net realized loss on investments	(54,058,257)	(149,094,663)

Net unrealized appreciation (depreciation)
of investments	198,486,180	(205,979,371)

Net increase (decrease) in net assets
resulting from operations	147,444,663	(351,715,888)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(3,073,568)	(2,169,773)

Class IB	(258,955)	—

Decrease from capital share transactions
(Notes 4 and 11)	(73,156,659)	(194,918,922)

Total increase (decrease) in net assets	70,955,481	(548,804,583)

Net assets:

Beginning of year	501,319,922	1,050,124,505

End of year (including undistributed net
investment income of $2,929,061 and
$3,266,562, respectively)	$572,275,403	$501,319,922

The accompanying notes are an integral part of these financial statements.

Putnam VT New Opportunities Fund 259

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%) b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,d,f	Ratio of net investment income (loss) to average net assets (%) f	Portfolio turnover (%)

Putnam VT New Opportunities Fund (Class IA)

12/31/09	$13.19	.09	4.16	4.25	(.10)	(.10)	$17.34	32.48	$495,050.81		.62	63.73

12/31/08	21.55	.08	(8.39) h,i	(8.31)	(.05)	(.05)	13.19	(38.62) i	442,197.76		.46	78.52

12/31/07	20.36	.05	1.17	1.22	(.03)	(.03)	21.55	6.02	926,866.72		.24	139.35

12/31/06	18.74	.03	1.62	1.65	(.03)	(.03)	20.36	8.82	1,145,101.71		.16	84.06

12/31/05	17.05	.03 g	1.72	1.75	(.06)	(.06)	18.74	10.32 g	1,352,498.66		.18 g	56.12

Putnam VT New Opportunities Fund (Class IB)

12/31/09	$12.98	.05	4.10	4.15	(.05)	(.05)	$17.08	32.14	$77,225	1.06	.37	63.73

12/31/08	21.19	.04	(8.25) h,i	(8.21)	—	—	12.98	(38.75) i	59,123	1.01	.21	78.52

12/31/07	20.04	— e	1.15	1.15	—	—	21.19	5.74	123,258.97		(.01)	139.35

12/31/06	18.46	(.02)	1.60	1.58	—	—	20.04	8.56	145,998.96		(.09)	84.06

12/31/05	16.80	(.01) g	1.69	1.68	(.02)	(.02)	18.46	10.00 g	159,861.91		(.07) g	56.12

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	<0.01%

12/31/08	<0.01

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Knight Securities, L.P. which amounted to $0.02 per share.

i Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to $0.10 per share outstanding as of December 29, 2008. This payment resulted in an increase to total returns of 0.46% for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

260 Putnam VT New Opportunities Fund

This page intentionally left blank.

Putnam VT New Opportunities Fund 261

Putnam VT Research Fund

Investment objective
Capital appreciation

Net asset value December 31, 2009

Class IA: $10.53	Class IB: $10.51

Performance summary

Total return at net asset value
(as of 12/31/09)†	Class IA shares*	Class IB shares*

1 year	33.54%	33.19%

5 years	–2.58	–3.79
Annualized	–0.52	–0.77

10 years	–17.82	–19.73
Annualized	–1.94	–2.17

Life	25.31	22.16
Annualized	2.03	1.80

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: September 30, 1998.

† Recent performance benefited from the receipt of a Tyco International, Ltd. Class Action Settlement pertaining to investments made prior to 2003.

The S&P 500 Index is an unmanaged index of common stock performance.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s manager

The fund’s fiscal year began amid a bleak economic environment and a lack of investor confidence following the collapse of Lehman Brothers. Against this backdrop, the federal government introduced a number of initiatives designed to restore liquidity to the financial system. As it became apparent that investors’ worst-case predictions for the markets would likely be averted, U.S. stock markets began to rally in early March and continued their upswing through the end of the year. Although small-company value stocks trailed the broader market as a whole, the segment still posted strong double-digit gains for the year. For the 12 months ended December 31, 2009, Putnam VT Research Fund’s class IA shares returned 33.54% at net asset value.

Solid stock selection provided the vast majority of the fund’s returns, which is in keeping with the fund’s overarching investment philosophy of letting bottom-up analysis drive portfolio construction. Management began to build a position in oil services company Weatherford International after its huge decline earlier in the year. This move paid off when energy prices bounced back later in the period, and management was able to sell the holding at a profit. Owning a limited position in IBM also helped performance. The company held up surprisingly well in the weak economic environment, and was able to deliver on its strong profitability targets, especially within its services business. The fund’s best performer, however, was Apple, whose sales performance held up through the economic downturn, and who has garnered continued high expectations for sales of iPhones, iPods, and personal computers.

Detractors from performance included Genzyme, the biotech firm. The company was plagued by manufacturing contamination issues at its Allston, Massachusetts, facility, which caused delays in the shipment of two key products, and postponed the expected FDA approval of a third. Lockheed Martin, the aerospace company, was also a drag on returns. Early in the year, apparently bearish sentiment from the White House coupled with a weak market drove this stock down to extremely low levels. It eventually recovered, but not to the extent of the market overall. The stock was sold before period-end.

The fund benefited during the period as a result of a court-ordered settlement distribution made to eligible holders of Tyco International Ltd. common stock. The fund received $469,294 in March 2009.

As is typical for this fund, sector weightings remain relatively neutral, while within each sector, management continues to focus on companies with attractive growth potential and healthy balance sheets, strong cash flows, and other markers of financial stability. Although the economic environment has improved somewhat from what it was earlier in 2009 and investor sentiment has made even greater strides, the U.S. economy remains weak in many respects, and consumer spending has yet to recover. Management will make further adjustments in its strategy and positions as economic developments and investment opportunities unfold in 2010.

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Current and future portfolio holdings are subject to risk.

262 Putnam VT Research Fund

Your fund’s manager

Portfolio Manager Andrew Matteis is a Head of Large Cap Equity Research at Putnam. He joined Putnam in 1993 and has been in the investment industry since 1985.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Research Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.71	$6.10	$4.28	$5.55

Ending value (after expenses)	$1,224.40	$1,222.10	$1,020.97	$1,019.71

Annualized expense ratio†	0.84%	1.09%	0.84%	1.09%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT Research Fund 263

The fund’s portfolio 12/31/09

COMMON STOCKS (96.7%)*	Shares	Value

Advertising and marketing services (0.2%)
Omnicom Group, Inc.	3,800	$148,770

		148,770
Aerospace and defense (4.8%)
BAE Systems PLC (United Kingdom)	75	433

Goodrich Corp.	8,500	546,125

L-3 Communications Holdings, Inc.	4,300	373,885

Northrop Grumman Corp.	3,200	178,720

Precision Castparts Corp. S	1,600	176,560

Raytheon Co.	24,900	1,282,848

Rockwell Collins, Inc.	700	38,752

United Technologies Corp.	12,100	839,861

		3,437,184
Agriculture (0.2%)
Archer Daniels Midland Co.	4,549	142,429

		142,429
Airlines (0.5%)
JetBlue Airways Corp. † S	12,600	68,670

UAL Corp. †	14,800	191,068

US Airways Group, Inc. †	12,400	60,016

		319,754
Banking (3.8%)
Bank of New York Mellon Corp. (The)	12,400	346,828

JPMorgan Chase & Co.	11,395	474,830

PNC Financial Services Group, Inc.	4,600	242,834

State Street Corp.	8,300	361,382

SunTrust Banks, Inc.	8,545	173,378

Wells Fargo & Co.	42,257	1,140,516

		2,739,768
Beverage (1.2%)
Coca-Cola Enterprises, Inc.	17,404	368,965

Molson Coors Brewing Co. Class B	4,500	203,220

PepsiCo, Inc.	5,216	317,133

		889,318
Biotechnology (2.7%)
Amgen, Inc. †	10,700	605,299

Dendreon Corp. †	8,700	228,636

Facet Biotech Corp. †	14,100	247,878

Genzyme Corp. †	16,100	789,061

Talecris Biotherapeutics Holdings Corp. †	600	13,362

		1,884,236
Broadcasting (0.2%)
CBS Corp. Class B	5,100	71,655

Liberty Media Corp. - Entertainment †	953	43,981

		115,636
Building materials (0.2%)
Owens Corning, Inc. †	4,227	108,380

		108,380
Cable television (2.4%)
Comcast Corp. Class A	38,800	654,168

DIRECTV Class A †	25,401	847,123

Scripps Networks Interactive, Inc. Class A	600	24,900

Time Warner Cable, Inc.	5,109	211,462

		1,737,653
Chemicals (1.6%)
Air Products & Chemicals, Inc.	1,585	128,480

Celanese Corp. Ser. A	1,400	44,940

Dow Chemical Co. (The)	11,160	308,351

E.I. du Pont de Nemours & Co.	6,028	202,963

FMC Corp.	8	446

COMMON STOCKS (96.7%)* cont.	Shares	Value

Chemicals cont.
Monsanto Co.	3,900	$318,825

Praxair, Inc.	1,991	159,897

		1,163,902
Coal (0.2%)
CONSOL Energy, Inc.	1,533	76,343

Peabody Energy Corp.	1,659	75,003

		151,346
Combined utilities (0.6%)
El Paso Corp.	45,600	448,248

		448,248
Commercial and consumer services (1.0%)
Alliance Data Systems Corp. †	900	58,131

Automatic Data Processing, Inc.	2,500	107,050

Ecolab, Inc.	1,260	56,171

Expedia, Inc. †	8,320	213,907

Paychex, Inc.	1,500	45,960

Visa, Inc. Class A	2,500	218,650

		699,869
Communications equipment (3.9%)
Cisco Systems, Inc. †	37,800	904,932

Corning, Inc.	9,700	187,307

Harris Corp.	7,900	375,645

Motorola, Inc.	30,400	235,904

Nokia Corp. ADR (Finland)	3,200	41,120

Qualcomm, Inc.	22,300	1,031,598

		2,776,506
Computers (5.1%)
Apple, Inc. †	7,100	1,497,106

EMC Corp. †	26,100	455,967

Hewlett-Packard Co.	13,800	710,838

IBM Corp.	7,300	955,570

		3,619,481
Conglomerates (1.0%)
3M Co.	100	8,267

General Electric Co.	20,500	310,165

SPX Corp.	5,200	284,440

Tyco International, Ltd.	4,000	142,720

		745,592
Consumer (—%)
Harman International Industries, Inc.	500	17,640

		17,640
Consumer finance (0.9%)
American Express Co.	8,500	344,420

Capital One Financial Corp.	3,500	134,190

Mastercard, Inc. Class A	600	153,588

		632,198
Consumer goods (1.6%)
Energizer Holdings, Inc. †	1,902	116,555

Estee Lauder Cos., Inc. (The) Class A	2,516	121,674

Newell Rubbermaid, Inc. S	15,045	225,825

Procter & Gamble Co. (The)	10,935	662,989

		1,127,043
Containers (0.2%)
Crown Holdings, Inc. †	1,531	39,163

Owens-Illinois, Inc. †	3,240	106,499

Pactiv Corp. †	921	22,233

		167,895
Distribution (0.2%)
Fastenal Co. S	2,400	99,936

W.W. Grainger, Inc.	500	48,415

		148,351

264 Putnam VT Research Fund

COMMON STOCKS (96.7%)* cont.	Shares	Value

Electric utilities (4.0%)
Alliant Energy Corp.	5,900	$178,534

Ameren Corp.	13,000	363,350

American Electric Power Co., Inc.	12,508	435,153

CMS Energy Corp.	11,600	181,656

Edison International	12,185	423,794

Entergy Corp.	3,400	278,256

Exelon Corp.	2,100	102,627

Great Plains Energy, Inc.	9,464	183,507

NV Energy, Inc.	24,600	304,548

PG&E Corp.	9,900	442,035

		2,893,460
Electronics (1.4%)
Integrated Device Technology, Inc. †	43,000	278,210

Micron Technology, Inc. †	6,400	67,584

Texas Instruments, Inc.	15,700	409,142

Thermo Fisher Scientific, Inc. †	4,400	209,836

		964,772
Energy (oil field) (1.7%)
Halliburton Co.	17,600	529,584

Schlumberger, Ltd.	10,100	657,409

		1,186,993
Energy (other) (0.4%)
First Solar, Inc. †	1,800	243,720

Solarfun Power Holdings Co., Ltd. ADR (China) † S	9,865	75,270

		318,990
Engineering and construction (0.4%)
Fluor Corp.	4,300	193,672

Shaw Group, Inc. †	1,900	54,625

		248,297
Financial (0.6%)
CME Group, Inc.	750	251,963

Discover Financial Services	5,600	82,376

Intercontinental Exchange, Inc. †	800	89,840

		424,179
Food (2.9%)
Campbell Soup Co.	10,900	368,420

Dean Foods Co. †	9,800	176,792

General Mills, Inc.	6,200	439,022

Kellogg Co.	6,600	351,120

Kraft Foods, Inc. Class A	21,500	584,370

Mead Johnson Nutrition Co. Class A	4,100	179,170

		2,098,894
Forest products and packaging (0.2%)
International Paper Co.	3,431	91,882

MeadWestvaco Corp.	1,862	53,309

		145,191
Health-care services (1.8%)
Aetna, Inc.	4,900	155,330

AmerisourceBergen Corp.	4,573	119,218

Express Scripts, Inc. †	1,879	162,440

McKesson Corp.	3,257	203,563

Omnicare, Inc.	4,078	98,606

Universal Health Services, Inc. Class B	2,040	62,220

WellPoint, Inc. †	8,600	501,294

		1,302,671
Homebuilding (0.1%)
D.R. Horton, Inc.	3,818	41,502

Toll Brothers, Inc. †	1,924	36,190

		77,692
Insurance (2.5%)
Aflac, Inc.	7,000	323,750

Assured Guaranty, Ltd. (Bermuda)	5,650	122,944

COMMON STOCKS (96.7%)* cont.	Shares	Value

Insurance cont.
Hartford Financial Services Group, Inc. (The)	7,300	$169,798

Marsh & McLennan Cos., Inc.	7,380	162,950

MetLife, Inc.	6,800	240,380

Prudential Financial, Inc.	5,000	248,800

RenaissanceRe Holdings, Ltd.	981	52,140

Travelers Cos., Inc. (The)	6,400	319,104

XL Capital, Ltd. Class A	7,600	139,308

		1,779,174
Investment banking/Brokerage (2.3%)
BlackRock, Inc. S	400	92,880

Bond Street Holdings, LLC Class A F †	17,096	341,920

Franklin Resources, Inc.	1,400	147,490

Goldman Sachs Group, Inc. (The)	4,194	708,115

Invesco, Ltd.	7,400	173,826

T. Rowe Price Group, Inc.	2,200	117,150

TD Ameritrade Holding Corp. †	2,700	52,326

		1,633,707
Lodging/Tourism (0.7%)
Marriott International, Inc. Class A S	6,036	164,481

Wyndham Worldwide Corp.	16,122	325,181

		489,662
Machinery (0.8%)
Cummins, Inc.	1,700	77,962

Deere (John) & Co.	2,900	156,861

Parker-Hannifin Corp.	2,900	156,252

Terex Corp. †	8,500	168,385

		559,460
Manufacturing (0.2%)
Cooper Industries PLC Class A	2,000	85,280

Flowserve Corp.	400	37,812

		123,092
Media (1.6%)
Interpublic Group of Companies, Inc. (The) †	10,500	77,490

News Corp., Ltd. (The) Class A	16,800	229,992

Time Warner, Inc.	13,233	385,610

Viacom, Inc. Class B †	5,800	172,434

Walt Disney Co. (The)	9,460	305,085

		1,170,611
Medical technology (2.5%)
Baxter International, Inc.	6,300	369,684

Becton, Dickinson and Co.	655	51,653

Boston Scientific Corp. †	20,500	184,500

Covidien PLC (Ireland)	3,289	157,510

Hospira, Inc. †	3,400	173,400

Life Technologies Corp. †	3,097	161,756

Medtronic, Inc.	10,864	477,799

St. Jude Medical, Inc. †	6,398	235,318

		1,811,620
Metals (0.9%)
Alcoa, Inc.	1,392	22,439

Freeport-McMoRan Copper & Gold, Inc. Class B †	2,798	224,651

Newmont Mining Corp.	2,770	131,049

Nucor Corp.	1,974	92,087

Steel Dynamics, Inc.	2,159	38,257

United States Steel Corp.	2,080	114,650

		623,133
Office equipment and supplies (0.2%)
Avery Dennison Corp.	4,600	167,854

		167,854
Oil and gas (9.1%)
Anadarko Petroleum Corp.	9,679	604,163

Chevron Corp.	20,772	1,599,236

Putnam VT Research Fund 265

COMMON STOCKS (96.7%)* cont.	Shares	Value

Oil and gas cont.
EOG Resources, Inc.	2,400	$233,520

Exxon Mobil Corp.	25,867	1,763,871

Marathon Oil Corp.	17,362	542,042

Newfield Exploration Co. †	7,200	347,256

Occidental Petroleum Corp.	10,408	846,691

PetroHawk Energy Corp. †	14,300	343,057

XTO Energy, Inc.	4,600	214,038

		6,493,874
Pharmaceuticals (5.9%)
Abbott Laboratories	15,600	842,244

Cephalon, Inc. †	4,200	262,122

Johnson & Johnson	13,300	856,653

Merck & Co., Inc.	13,340	487,444

Pfizer, Inc.	97,556	1,774,544

		4,223,007
Publishing (0.1%)
Gannett Co., Inc.	2,500	37,125

McGraw-Hill Cos., Inc. (The)	900	30,159

R. R. Donnelley & Sons Co.	1,300	28,951

		96,235
Railroads (0.5%)
Canadian National Railway Co. (Canada)	4,700	255,492

CSX Corp.	1,600	77,584

		333,076
Real estate (1.1%)
Digital Realty Trust, Inc. R S	5,000	251,400

HCP, Inc. R S	8,100	247,374

Simon Property Group, Inc. R	3,557	283,849

		782,623
Regional Bells (1.4%)
AT&T, Inc.	26,200	734,386

Verizon Communications, Inc.	6,800	225,284

		959,670
Restaurants (0.8%)
McDonald’s Corp.	8,645	539,794

		539,794
Retail (6.5%)
Advance Auto Parts, Inc.	939	38,011

Amazon.com, Inc. †	2,500	336,300

Best Buy Co., Inc.	1,377	54,336

Big Lots, Inc. †	5,375	155,768

Coach, Inc.	3,417	124,823

Costco Wholesale Corp.	4,400	260,348

CVS Caremark Corp.	13,876	446,946

Dick’s Sporting Goods, Inc. †	2,845	70,755

Dollar General Corp. †	3,315	74,355

GameStop Corp. Class A †	2,700	59,238

Home Depot, Inc. (The)	14,392	416,361

Lowe’s Cos., Inc.	20,000	467,800

Macy’s, Inc.	13,061	218,902

O’Reilly Automotive, Inc. †	2,022	77,079

RadioShack Corp.	961	18,740

Staples, Inc.	6,600	162,294

Supervalu, Inc. S	12,002	152,545

Target Corp.	8,485	410,419

Urban Outfitters, Inc. †	2,806	98,182

Wal-Mart Stores, Inc.	16,848	900,526

Walgreen Co.	3,670	134,762

		4,678,490

COMMON STOCKS (96.7%)* cont.			Shares	Value

Schools (0.7%)
Apollo Group, Inc. Class A † S			6,119	$370,689

Career Education Corp. †			6,621	154,336

				525,025
Semiconductor (1.6%)
Atmel Corp. †			110,200	508,022

Formfactor, Inc. †			23,112	502,917

KLA-Tencor Corp.			4,400	159,104

				1,170,043
Software (5.3%)
Activision Blizzard, Inc. †			24,000	266,640

Akamai Technologies, Inc. †			700	17,731

Autonomy Corp. PLC (United Kingdom) †			3,115	76,020

CA, Inc.			6,900	154,974

Electronic Arts, Inc. †			11,600	205,900

Mantech International Corp. Class A †			2,700	130,356

Microsoft Corp.			62,200	1,896,477

Oracle Corp.			32,100	787,734

Parametric Technology Corp. †			6,300	102,942

Sybase, Inc. †			3,600	156,240

				3,795,014
Staffing (—%)
Robert Half International, Inc.			1,000	26,730

				26,730
Technology services (2.1%)
eBay, Inc. †			6,400	150,656

Fidelity National Information Services, Inc.			1,900	44,536

Global Payments, Inc.			300	16,158

Google, Inc. Class A †			1,711	1,060,786

VeriSign, Inc. †			700	16,968

Western Union Co. (The)			3,500	65,975

Yahoo!, Inc. †			10,800	181,224

				1,536,303
Telecommunications (0.1%)
American Tower Corp. Class A †			2,200	95,062

				95,062
Telephone (0.1%)
Qwest Communications International, Inc.			12,100	50,941

				50,941
Textiles (0.1%)
Hanesbrands, Inc. †			3,700	89,207

				89,207
Tobacco (2.7%)
Altria Group, Inc.			17,600	345,488

Lorillard, Inc.			6,800	545,564

Philip Morris International, Inc.			22,000	1,060,180

				1,951,232
Transportation services (0.8%)
FedEx Corp.			3,700	308,765

United Parcel Service, Inc. Class B			5,100	292,587

				601,352
Waste Management (0.1%)
Waste Management, Inc.			1,100	37,191

				37,191
Total common stocks (cost $60,612,157)				$69,225,520

CONVERTIBLE PREFERRED STOCKS (1.7%)*			Shares	Value

Bank of America Corp. 10.00% cv. pfd.			81,851	$1,221,217

Total convertible preferred stocks (cost $1,304,286)				$1,221,217

WARRANTS (0.9%)* †	Expiration date	Strike Price	Warrants	Value

JPMorgan Chase & Co.	10/28/18	$42.42	48,952	$652,530

Total warrants (cost $526,234)				$652,530

266 Putnam VT Research Fund

SHORT-TERM INVESTMENTS (2.6%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	516,976	$516,976

Short-term investments held as collateral
for loaned securities with yields ranging
from zero % to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 d	$1,158,856	1,158,711

U.S. Treasury Bills with an effective yield
of 0.20%, August 26, 2010 #	127,000	126,837

U.S. Treasury Bills with effective yields ranging
from 0.31% to 0.47%, April 1, 2010 #	68,000	67,920

Total short-term investments (cost $1,870,467)		$1,870,444

Total investments (cost $64,313,144)		$72,969,711

Key to holding’s abbreviations

ADR	American Depository Receipts

* Percentages indicated are based on net assets of $71,589,220.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at December 31, 2009.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs. On December 31, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at December 31, 2009.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS
OUTSTANDING	Number of		Expiration	Unrealized
at 12/31/09	contracts	Value	date	appreciation

S&P 500 Index (Long)	1	$277,675	Mar-10	$4,959

Total				$4,959

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$2,074,655	$—	$—

Capital goods	4,740,540	433	—

Communication services	2,843,326	—	—

Conglomerates	745,592	—	—

Consumer cyclicals	6,697,591	—	—

Consumer staples	8,300,988	—	—

Energy	8,151,203	—	—

Financial	7,649,729	—	341,920

Health care	9,221,534	—	—

Technology	13,786,099	76,020	—

Transportation	1,254,182	—	—

Utilities and power	3,341,708	—	—

Total common stocks	68,807,147	76,453	341,920

Convertible preferred stocks	1,221,217	—	—

Warrants	652,530	—	—

Short-term investments	516,976	1,353,468	—

Totals by level	$71,197,870	$1,429,921	$341,920

	Level 1	Level 2	Level 3

Other financial instruments:	$4,959	$—	$—

Other financial instruments include futures.

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	sales	Level 3	2009

Common stocks:

Financial	$—	$—	$—	$—	$341,920	$—	$341,920

Total common stocks	$—	—	—	—	341,920	—	$341,920

Totals:	$—	$—	$—	$—	$341,920	$—	$341,920

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 267

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value, including $1,125,202
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $63,796,168)	$72,452,735

Affiliated issuers (identified cost $516,976) (Note 6)	516,976

Dividends, interest and other receivables	107,820

Receivable for shares of the fund sold	1,980

Receivable for investments sold	301,764

Total assets	73,381,275

Liabilities

Payable for variation margin (Note 1)	2,850

Payable for investments purchased	355,917

Payable for shares of the fund repurchased	26,248

Payable for compensation of Manager (Note 2)	116,097

Payable for investor servicing fees (Note 2)	1,601

Payable for custodian fees (Note 2)	8,107

Payable for Trustee compensation and expenses (Note 2)	64,121

Payable for administrative services (Note 2)	439

Payable for distribution fees (Note 2)	9,374

Collateral on securities loaned, at value (Note 1)	1,158,711

Other accrued expenses	48,590

Total liabilities	1,792,055

Net assets	$71,589,220

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$145,488,414

Undistributed net investment income (Note 1)	746,655

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(83,307,381)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	8,661,532

Total — Representing net assets applicable
to capital shares outstanding	$71,589,220

Computation of net asset value Class IA

Net Assets	$27,306,389

Number of shares outstanding	2,594,390

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$10.53

Computation of net asset value Class IB

Net Assets	$44,282,831

Number of shares outstanding	4,215,004

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$10.51

Statement of operations
Year ended 12/31/09

Investment income

Dividends (net of foreign tax of $556)	$1,326,023

Interest (including interest income of $3,726 from investments
in affiliated issuers) (Note 6)	10,143

Securities lending	4,920

Total investment income	1,341,086

Expenses

Compensation of Manager (Note 2)	417,384

Investor servicing fees (Note 2)	19,022

Custodian fees (Note 2)	21,032

Trustee compensation and expenses (Note 2)	17,111

Administrative services (Note 2)	11,934

Distribution fees — Class IB (Note 2)	99,317

Auditing	34,671

Other	61,963

Fees waived and reimbursed by Manager (Note 2)	(54,737)

Total expenses	627,697

Expense reduction (Note 2)	(11,896)

Net expenses	615,801

Net investment income	725,285

Net realized loss on investments (Notes 1 and 3)	(11,835,132)

Net increase from payments by affiliates (Note 2)	4,046

Net realized gain on futures contracts (Note 1)	258,731

Net realized gain on foreign currency transactions (Note 1)	25,738

Net unrealized appreciation of assets and liabilities in
foreign currencies during the year	34,702

Net unrealized appreciation of investments and futures contracts
during the year	29,399,339

Net gain on investments	17,887,424

Net increase in net assets resulting from operations	$18,612,709

The accompanying notes are an integral part of these financial statements.

268 Putnam VT Research Fund

Statement of changes in net assets

	Putnam VT
	Research Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$725,285	$927,282

Net realized loss on investments and
foreign currency transactions	(11,546,617)	(30,669,631)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	29,434,041	(15,793,587)

Net increase (decrease) in net assets
resulting from operations	18,612,709	(45,535,936)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(375,638)	(561,720)

Class IB	(460,572)	(628,452)

Decrease from capital share transactions
(Note 4)	(10,078,232)	(26,864,991)

Total increase (decrease) in net assets	7,698,267	(73,591,099)

Net assets:

Beginning of year	63,890,953	137,482,052

End of year (including undistributed
net investment income of $746,655 and
$838,326, respectively)	$71,589,220	$63,890,953

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 269

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%) c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,c,e	Ratio of net investment income (loss) to average net assets (%) b	Portfolio turnover (%)

Putnam VT Research Fund (Class IA)

12/31/09	$8.03	.11	2.52 f	2.63	(.13)	(.13)	$10.53	33.54 f	$27,306.82		1.28	134.28

12/31/08	13.21	.12	(5.15)	(5.03)	(.15)	(.15)	8.03	(38.42)	24,422.80		1.08	131.45

12/31/07	13.19	.13	(.02)	.11	(.09)	(.09)	13.21	.83	54,436.79		.93	79.54

12/31/06	11.91	.08	1.30	1.38	(.10)	(.10)	13.19	11.63	72,929.81		.62	88.33

12/31/05	11.44	.08 g	.51	.59	(.12)	(.12)	11.91	5.26 g	87,728.79		.71 g	94.51

Putnam VT Research Fund (Class IB)

12/31/09	$8.00	.09	2.52 f	2.61	(.10)	(.10)	$10.51	33.19 f	$44,283	1.07	1.03	134.28

12/31/08	13.14	.09	(5.12)	(5.03)	(.11)	(.11)	8.00	(38.54)	39,469	1.05	.83	131.45

12/31/07	13.12	.09	(.02)	.07	(.05)	(.05)	13.14	.56	83,046	1.04	.68	79.54

12/31/06	11.84	.05	1.30	1.35	(.07)	(.07)	13.12	11.41	104,891	1.06	.37	88.33

12/31/05	11.38	.05 g	.50	.55	(.09)	(.09)	11.84	4.92 g	114,612	1.04	.47 g	94.51

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.09%

12/31/08	0.07

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd., which amounted to $0.06 per share outstanding as of March 13, 2009. This payment resulted in an increase to total returns of 0.76% for the year ended December 31, 2009.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to $0.01 per share and 0.08% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

270 Putnam VT Research Fund

This page intentionally left blank.

Putnam VT Research Fund 271

Putnam VT Small Cap Value Fund

Investment objective
Capital appreciation

Net asset value December 31, 2009

Class IA: $11.06	Class IB: $10.97

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares*	Class IB shares*

1 year	31.84%	31.53%

5 years	–11.54	–12.60
Annualized	–2.42	–2.66

10 years	103.11	98.32
Annualized	7.34	7.09

Life	110.16	105.01
Annualized	7.21	6.96

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: April 30, 1999.

The Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s manager

The fund’s fiscal year began amid a bleak economic environment and a lack of investor confidence following the collapse of Lehman Brothers. Against this backdrop, the federal government introduced a number of initiatives designed to restore liquidity to the financial system. As it became apparent that investors’ worst-case predictions for the markets would likely be averted, U.S. stock markets began to rally in early March 2009, and continued their upswing through the end of the year. Although small-company value stocks trailed the broader market as a whole, the segment still posted strong double-digit gains for the year. For the 12 months ended December 31, 2009, Putnam VT Small Cap Value Fund’s class IA shares returned 31.84% at net asset value.

While the fund’s sector allocation strategy had a positive impact on performance, solid stock selection provided the bulk of the fund’s returns. Investments in technology, basic materials, and, in particular, financials were leading contributors. During the period, financial companies generally recovered from their sharp declines in late 2008 and early 2009, but ongoing turmoil created a number of poor performers, and management’s decision to underweight investments in the sector was rewarded.

Two out-of-benchmark positions did particularly well, contributing notable gains to the fund’s performance. Health Management Associates, which operates acute-care hospitals in southern non-urban areas, is undergoing an operational turnaround and making headway in solving its debt issues. Brocade Communications Systems, a leader in data center networking solutions, is increasing market share during an economically challenged time. The fund bought the stock early in the reporting period when it was inexpensive and had low investor expectations. The stock finished the year having more than tripled in price from its 2009 lows, and was sold for profit by year-end. Another holding, Pier 1 Imports, the specialty retailer of imported decorative home furnishings, has engineered a turnaround and solidified its balance sheet by addressing its debt issues and reinstituting a more modestly priced, back-to-basics strategy. Investors applauded management efforts, and the stock finished as the fund’s best-performing holding for the year.

On the negative side, Michigan grocery retailer and wholesaler Spartan Stores, a defensive stock, lagged as a result of the tough economic conditions in the state. SWS Group, a regional broker/dealer and financial services firm, also detracted from returns. Although the company is the type of specialized financial firm that the fund now focuses on, the stock delivered choppy performance throughout the year. Management maintains positions in both stocks, believing that they are undervalued in relationship to their longer-term fundamentals.

Although the markets have not fully recovered from where they stood on the eve of the Lehman Brothers collapse, they have made a considerable recovery since bottoming in early March. The economy may be coming out of recession, but management believes growth is likely to be anemic for some time. As a result, management will remain dedicated to their broadly diversified approach, while focusing on company fundamentals in constructing the portfolio.

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise. Current and future portfolio holdings are subject to risk.

272 Putnam VT Small Cap Value Fund

Your fund’s manager

Portfolio Manager Eric Harthun is a CFA charterholder. He joined Putnam in 2000 and has been in the investment industry since 1994.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Small Cap Value Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$5.52	$6.95	$4.89	$6.16

Ending value (after expenses)	$1,281.60	$1,280.10	$1,020.37	$1,019.11

Annualized expense ratio†	0.96%	1.21%	0.96%	1.21%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT Small Cap Value Fund 273

The fund’s portfolio 12/31/09

COMMON STOCKS (97.7%)*	Shares	Value

Aerospace and defense (2.2%)
BE Aerospace, Inc. † S	76,939	$1,808,067

DynCorp International, Inc. Class A †	73,481	1,054,452

GenCorp, Inc. †	191,000	1,337,000

Innovative Solutions & Support, Inc. †	167,496	768,807

Teledyne Technologies, Inc. †	19,237	737,931

		5,706,257
Airlines (1.9%)
Copa Holdings SA Class A (Panama)	18,598	1,013,033

Hawaiian Holdings, Inc. † S	207,418	1,451,926

SkyWest, Inc.	136,880	2,316,010

		4,780,969
Automotive (0.4%)
Tenneco Automotive, Inc. †	56,741	1,006,018

		1,006,018
Banking (8.3%)
Bancorp, Inc. †	238,265	1,634,498

Columbia Banking Systems, Inc.	51,693	836,393

ESSA Bancorp, Inc.	113,075	1,322,978

First Citizens BancShares, Inc. Class A	11,448	1,877,586

First Community Bancshares Inc.	135,680	1,634,944

First Financial Bancorp	135,680	1,975,501

First Horizon National Corp.	100,762	1,350,211

Hudson Valley Holding Corp.	24,689	608,831

Metro Bancorp, Inc. †	108,913	1,369,036

Northwest Bancshares, Inc.	67,694	766,296

PacWest Bancorp	52,393	1,055,719

Seacoast Banking Corp. of Florida	289,280	471,526

SVB Financial Group †	30,895	1,288,013

Trustmark Corp. S	50,739	1,143,657

UMB Financial Corp.	35,395	1,392,793

United Financial Bancorp, Inc.	76,788	1,006,691

Washington Federal, Inc.	45,060	871,460

Whitney Holding Corp.	99,475	906,217

		21,512,350
Biotechnology (0.6%)
Viropharma, Inc. †	192,221	1,612,734

		1,612,734
Chemicals (2.6%)
Kraton Performance Polymers, Inc. †	84,587	1,147,000

Olin Corp.	37,000	648,240

PolyOne Corp. †	159,800	1,193,706

RPM, Inc.	78,539	1,596,698

Solutia, Inc. †	171,578	2,179,041

		6,764,685
Coal (0.4%)
James River Coal Co. †	55,741	1,032,881

		1,032,881
Commercial and consumer services (1.0%)
Alliance Data Systems Corp. † S	20,798	1,343,343

Deluxe Corp. S	86,300	1,276,377

		2,619,720
Communications equipment (1.6%)
ARRIS Group, Inc. †	124,802	1,426,487

Netgear, Inc. † S	70,600	1,531,314

Tellabs, Inc. †	202,070	1,147,758

		4,105,559
Components (1.0%)
Oplink Communications, Inc. †	161,198	2,642,035

		2,642,035

COMMON STOCKS (97.7%)* cont.	Shares	Value

Computers (2.7%)
Cogent, Inc. †	153,578	$1,595,675

Ixia †	93,966	699,107

Monotype Imaging Holdings, Inc. †	113,846	1,028,029

SMART Modular Technologies WWH, Inc. †	267,893	1,685,047

TeleCommunication Systems, Inc. Class A † S	189,373	1,833,131

		6,840,989
Construction (1.0%)
Quanex Building Products Corp.	102,185	1,734,079

Sterling Construction Co., Inc. †	50,753	973,443

		2,707,522
Consumer goods (0.5%)
Elizabeth Arden, Inc. †	10,121	146,147

Newell Rubbermaid, Inc. S	83,888	1,259,159

		1,405,306
Consumer services (0.4%)
Stamps.com, Inc. †	100,200	901,800

		901,800
Containers (0.5%)
AEP Industries, Inc. †	31,295	1,197,973

		1,197,973
Distribution (1.0%)
School Specialty, Inc. †	52,917	1,237,729

Spartan Stores, Inc. S	99,685	1,424,499

		2,662,228
Electric utilities (4.7%)
Avista Corp.	123,531	2,667,034

Great Plains Energy, Inc.	171,075	3,317,144

UIL Holdings Corp. S	98,485	2,765,459

UniSource Energy Corp.	107,034	3,445,424

		12,195,061
Electrical equipment (0.5%)
WESCO International, Inc. † S	48,393	1,307,095

		1,307,095
Electronics (2.4%)
Benchmark Electronics, Inc. †	92,901	1,756,758

EnerSys †	54,586	1,193,796

Mellanox Technologies, Ltd. (Israel) †	93,136	1,756,545

TTM Technologies, Inc. † S	136,400	1,572,692

		6,279,791
Energy (oil field) (1.2%)
Superior Well Services, Inc. † S	114,726	1,635,993

Tidewater, Inc. S	32,695	1,567,725

		3,203,718
Financial (0.2%)
MGIC Investment Corp. † S	110,134	636,575

		636,575
Food (1.6%)
Chiquita Brands International, Inc. †	78,039	1,407,824

Ruddick Corp.	47,793	1,229,714

Weiss Markets, Inc.	43,443	1,579,587

		4,217,125
Forest products and packaging (2.0%)
Louisiana-Pacific Corp. †	236,125	1,648,153

Rock-Tenn Co. Class A S	42,443	2,139,552

Universal Forest Products, Inc.	33,892	1,247,565

		5,035,270
Gaming and lottery (0.6%)
Bally Technologies, Inc. †	38,843	1,603,827

		1,603,827
Health-care services (2.5%)
Addus HomeCare Corp. †	74,609	686,403

Amedisys, Inc. † S	35,095	1,704,213

Health Management Associates, Inc. Class A †	218,418	1,587,899

IPC The Hospitalist Co., Inc. †	16,198	538,584

Lincare Holdings, Inc. † S	53,293	1,978,236

		6,495,335

274 Putnam VT Small Cap Value Fund

COMMON STOCKS (97.7%)* cont.	Shares	Value

Homebuilding (0.3%)
M/I Schottenstein Homes, Inc. †	77,639	$806,669

		806,669
Insurance (6.8%)
American Equity Investment Life Holding Co. S	131,376	977,437

Arch Capital Group, Ltd. †	26,046	1,863,591

Assured Guaranty, Ltd. (Bermuda)	32,095	698,387

Hanover Insurance Group, Inc. (The) S	68,990	3,065,226

HCC Insurance Holdings, Inc.	52,093	1,457,041

Infinity Property & Casualty Corp.	41,643	1,692,372

Navigators Group, Inc. †	44,343	2,088,999

Reinsurance Group of America, Inc. Class A	28,895	1,376,847

Validus Holdings, Ltd. (Bermuda)	99,269	2,674,307

Zenith National Insurance Corp.	61,341	1,825,508

		17,719,715
Investment banking/Brokerage (4.4%)
Bond Street Holdings, LLC Class A F †	30,129	602,580

Cowen Group, Inc. †	209,715	1,241,513

E*Trade Financial Corp. †	724,187	1,267,327

Evercore Partners, Inc. Class A	34,395	1,045,608

GFI Group, Inc.	199,142	910,079

Investment Technology Group, Inc. †	70,090	1,380,773

SWS Group, Inc.	73,136	884,946

TradeStation Group, Inc. †	340,298	2,684,951

Waddell & Reed Financial, Inc. Class A	44,343	1,354,235

		11,372,012
Machinery (2.0%)
Applied Industrial Technologies, Inc.	48,793	1,076,862

DXP Enterprises, Inc. †	80,339	1,050,031

H&E Equipment Services, Inc. †	110,434	1,158,453

Middleby Corp. (The) †	36,295	1,779,181

		5,064,527
Manufacturing (2.2%)
EnPro Industries, Inc. † S	38,443	1,015,280

LSB Industries, Inc. †	98,685	1,391,459

Mueller Water Products, Inc. Class A S	158,169	822,479

Robbins & Myers, Inc.	54,393	1,279,323

Titan International, Inc. S	139,680	1,132,805

		5,641,346
Medical technology (0.9%)
Cutera, Inc. †	132,469	1,127,311

Palomar Medical Technologies, Inc. †	119,367	1,203,219

		2,330,530
Metal fabricators (0.7%)
Mueller Industries, Inc.	73,239	1,819,257

		1,819,257
Metals (1.8%)
Gibraltar Industries, Inc.	100,285	1,577,483

Horsehead Holding Corp. † S	153,672	1,959,318

Thompson Creek Metals Co., Inc. (Canada) †	87,836	1,029,438

		4,566,239
Natural gas utilities (2.3%)
Energen Corp.	52,393	2,451,992

Southwest Gas Corp.	122,031	3,481,544

		5,933,536
Oil and gas (4.1%)
Approach Resources, Inc. †	135,879	1,048,986

Arena Resources, Inc. †	24,146	1,041,176

Carrizo Oil & Gas, Inc. † S	31,157	825,349

Penn Virginia Corp.	40,243	856,773

Petroquest Energy, Inc. †	46,883	287,393

Pioneer Drilling Co. †	115,083	909,156

Rex Energy Corp. †	124,931	1,499,172

COMMON STOCKS (97.7%)* cont.	Shares	Value

Oil and gas cont.
Rosetta Resources, Inc. †	107,100	$2,134,503

St. Mary Land & Exploration Co.	57,101	1,955,138

		10,557,646
Pharmaceuticals (1.0%)
Owens & Minor, Inc. S	29,795	1,279,099

Par Pharmaceutical Cos., Inc. †	48,493	1,312,221

		2,591,320
Railroads (0.4%)
RailAmerica, Inc. †	92,536	1,128,939

		1,128,939
Real estate (6.0%)
Chimera Investment Corp. R	508,325	1,972,301

Colony Financial, Inc. R †	66,804	1,360,797

DCT Industrial Trust, Inc. R	210,118	1,054,792

Digital Realty Trust, Inc. R S	13,098	658,567

Douglas Emmett, Inc. R	47,593	678,200

Essex Property Trust, Inc. R	13,398	1,120,743

Glimcher Realty Trust R	321,153	867,113

LaSalle Hotel Properties R	48,493	1,029,506

MFA Mortgage Investments, Inc. R	121,881	895,825

National Health Investors, Inc. R	56,241	2,080,355

National Retail Properties, Inc. R	22,046	467,816

Retail Opportunity Investments Corp. †	129,531	1,309,558

Tanger Factory Outlet Centers, Inc. R	15,498	604,267

Taubman Centers, Inc. R	27,646	992,768

Winthrop Realty Trust R	36,591	397,378

		15,489,986
Restaurants (1.2%)
CEC Entertainment, Inc. †	40,100	1,279,992

Domino’s Pizza, Inc. †	207,905	1,742,244

		3,022,236
Retail (6.4%)
Dress Barn, Inc. † S	92,236	2,130,652

Haverty Furniture Cos., Inc. S	53,900	740,047

Iconix Brand Group, Inc. † S	97,685	1,235,715

Jos. A. Bank Clothiers, Inc. † S	43,343	1,828,641

Kenneth Cole Productions, Inc. Class A †	68,238	658,497

Nash Finch Co. S	36,595	1,357,309

NBTY, Inc. †	27,046	1,177,583

OfficeMax, Inc. †	133,180	1,690,054

Pier 1 Imports, Inc. †	388,946	1,979,735

Stage Stores, Inc.	98,735	1,220,365

Steven Madden, Ltd. † S	24,755	1,020,896

Talbots, Inc. † S	157,926	1,407,121

		16,446,615
Schools (1.3%)
Career Education Corp. †	56,941	1,327,295

Grand Canyon Education, Inc. † S	48,300	918,183

Lincoln Educational Services Corp. †	54,293	1,176,529

		3,422,007
Semiconductor (2.9%)
Atmel Corp. †	423,486	1,952,270

Cirrus Logic, Inc. †	226,416	1,544,157

Cymer, Inc. †	50,122	1,923,682

Ultra Clean Holdings, Inc. †	296,528	2,072,731

		7,492,840
Shipping (0.2%)
Atlas Air Worldwide Holdings, Inc. †	13,938	519,191

		519,191
Software (0.9%)
S1 Corp. †	178,273	1,162,340

SYNNEX Corp. †	34,028	1,043,298

		2,205,638

Putnam VT Small Cap Value Fund 275

COMMON STOCKS (97.7%)* cont.	Shares	Value

Technology (0.5%)
CACI International, Inc. Class A † S	25,346	$1,238,152

		1,238,152
Technology services (4.1%)
BancTec, Inc. 144A †	152,299	761,495

CSG Systems International, Inc. †	89,436	1,707,333

i2 Technologies, Inc. †	67,600	1,292,512

infoGROUP, Inc. †	110,434	885,681

Infospace, Inc. †	187,773	1,609,215

Schawk, Inc.	49,374	671,486

United Online, Inc.	297,606	2,139,787

Web.com Group, Inc. †	231,231	1,509,938

		10,577,447
Telecommunications (2.9%)
Ceragon Networks, Ltd. (Israel) † S	98,400	1,155,216

DigitalGlobe, Inc. †	59,161	1,431,696

Earthlink, Inc. S	198,787	1,651,920

NeuStar, Inc. Class A †	63,390	1,460,506

NTELOS Holdings Corp.	96,036	1,711,362

		7,410,700
Telephone (0.3%)
Leap Wireless International, Inc. †	51,493	903,702

		903,702
Textiles (1.2%)
Carter’s, Inc. † S	49,460	1,298,325

Phillips-Van Heusen Corp.	44,943	1,828,281

		3,126,606
Toys (0.2%)
RC2 Corp. †	38,307	565,028

		565,028
Trucks and parts (0.9%)
ATC Technology Corp. †	97,336	2,321,460

		2,321,460
Total common stocks (cost $209,574,408)		$252,746,167

INVESTMENT COMPANIES (0.5%)*	Shares	Value

Hercules Technology Growth Capital, Inc.	132,643	$1,378,161

Total investment companies (cost $1,230,334)		$1,378,161

SHORT-TERM INVESTMENTS (15.0%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	6,673,337	6,673,337

Short-term investments held as collateral
for loaned securities with yields ranging
from zero% to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 d	$32,079,611	$32,075,595

Total short-term investments (cost $38,748,932)		$38,748,932

Total investments (cost $249,553,674)		$292,873,260

* Percentages indicated are based on net assets of $258,700,771.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs. (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at December 31, 2009.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

276 Putnam VT Small Cap Value Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$19,073,716	$—	$—

Capital goods	23,057,915	—	—

Communication services	8,314,402	—	—

Consumer cyclicals	24,817,174	—	—

Consumer staples	16,988,011	—	—

Energy	14,794,245	—	—

Financials	66,128,058	—	602,580

Health care	13,029,919	—	—

Technology	40,620,956	761,495	—

Transportation	6,429,099	—	—

Utilities and power	18,128,597	—	—

Total common stocks	251,382,092	761,495	602,580

Investment companies	1,378,161	—	—

Short-term investments	6,673,337	32,075,595	—

Totals by level	$259,433,590	$32,837,090	$602,580

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	sales	Level 3	2009

Common stocks:

Financials	$—	$—	$—	$—	$602,580	$—	$602,580

Total common stocks	$—	$—	$—	$—	$602,580	$—	$602,580

Totals:	$—	$—	$—	$—	$602,580	$—	$602,580

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund 277

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value, including $30,880,943
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $242,880,337)	$286,199,923

Affiliated issuers (identified cost $6,673,337) (Note 6)	6,673,337

Dividends, interest and other receivables	395,485

Receivable for shares of the fund sold	86,916

Receivable for investments sold	1,913,806

Total assets	295,269,467

Liabilities

Payable for compensation of Manager (Note 2)	511,596

Payable to custodian (Note 2)	241

Payable for investments purchased	3,609,170

Payable for shares of the fund repurchased	110,785

Payable for investor servicing fees (Note 2)	6,274

Payable for custodian fees (Note 2)	10,530

Payable for Trustee compensation and expenses (Note 2)	80,018

Payable for administrative services (Note 2)	1,554

Payable for distribution fees (Note 2)	40,378

Collateral on securities loaned, at value (Note 1)	32,075,595

Other accrued expenses	122,555

Total liabilities	36,568,696

Net assets	$258,700,771

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$313,984,001

Undistributed net investment income (Note 1)	862,171

Accumulated net realized loss on investments (Note 1)	(99,464,987)

Net unrealized appreciation of investments	43,319,586

Total — Representing net assets applicable to
capital shares outstanding	$258,700,771

Computation of net asset value Class IA

Net Assets	$65,428,334

Number of shares outstanding	5,917,662

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$11.06

Computation of net asset value Class IB

Net Assets	$193,272,437

Number of shares outstanding	17,620,280

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$10.97

Statement of operations
Year ended 12/31/09

Investment Income

Dividends (net of foreign tax of $2,357)	$3,718,150

Interest (including interest income of $17,552 from investments
in affiliated issuers) (Note 6)	44,667

Securities lending	85,183

Total investment income	3,848,000

Expenses

Compensation of Manager (Note 2)	1,818,906

Investor servicing fees (Note 2)	67,244

Custodian fees (Note 2)	29,329

Trustee compensation and expenses (Note 2)	26,703

Administrative services (Note 2)	17,916

Distribution fees — Class IB (Note 2)	425,448

Other	262,153

Fees waived and reimbursed by Manager (Note 2)	(49,266)

Total expenses	2,598,433

Expense reduction (Note 2)	(32,124)

Net expenses	2,566,309

Net investment income	1,281,691

Net realized loss on investments (Notes 1 and 3)	(68,704,640)

Net unrealized appreciation of investments during the year	132,117,418

Net gain on investments	63,412,778

Net increase in net assets resulting from operations	$64,694,469

The accompanying notes are an integral part of these financial statements.

278 Putnam VT Small Cap Value Fund

Statement of changes in net assets

	Putnam VT
	Small Cap Value Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$1,281,691	$5,213,845

Net realized loss on investments	(68,704,640)	(27,978,844)

Net unrealized appreciation (depreciation)
of investments	132,117,418	(142,010,268)

Net increase (decrease) in net assets
resulting from operations	64,694,469	(164,775,267)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,212,994)	(2,340,756)

Class IB	(2,931,926)	(4,494,065)

Net realized short-term gain
on investments

Class IA	—	(849,843)

Class IB	—	(2,092,772)

From net realized long-term gain
on investments

Class IA	—	(25,968,469)

Class IB	—	(63,948,399)

Increase (decrease) from capital share
transactions (Note 4)	(28,700,612)	15,490,996

Total increase (decrease) in net assets	31,848,937	(248,978,575)

Net assets:

Beginning of year	226,851,834	475,830,409

End of year (including undistributed
net investment income of $862,171 and
$4,312,884, respectively)	$258,700,771	$226,851,834

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund 279

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) c,d,e	Ratio of net investment income (loss) to average net assets (%) d	Portfolio turnover (%)

Putnam VT Small Cap Value Fund (Class IA)

12/31/09	$8.62	.07	2.56	2.63	(.19)	—	(.19)	$11.06	31.84	$65,428.96		.75	92.61

12/31/08	18.96	.21	(6.31)	(6.10)	(.34)	(3.90)	(4.24)	8.62	(39.26)	61,459.92		1.63	57.69

12/31/07	24.49	.25	(2.85)	(2.60)	(.19)	(2.74)	(2.93)	18.96	(12.44)	149,405.87		1.11	58.64

12/31/06	23.11	.19	3.74	3.93	(.13)	(2.42)	(2.55)	24.49	17.57	251,511.85		.82	61.25

12/31/05	22.95	.14 f	1.41	1.55	(.09)	(1.30)	(1.39)	23.11	7.30	291,615.84		.62 f	42.50

Putnam VT Small Cap Value Fund (Class IB)

12/31/09	$8.53	.04	2.55	2.59	(.15)	—	(.15)	$10.97	31.53	$193,272	1.21	.50	92.61

12/31/08	18.76	.18	(6.24)	(6.06)	(.27)	(3.90)	(4.17)	8.53	(39.39)	165,393	1.17	1.40	57.69

12/31/07	24.27	.18	(2.81)	(2.63)	(.14)	(2.74)	(2.88)	18.76	(12.67)	326,425	1.12	.78	58.64

12/31/06	22.93	.14	3.70	3.84	(.08)	(2.42)	(2.50)	24.27	17.29	726,489	1.10	.59	61.25

12/31/05	22.79	.09 f	1.39	1.48	(.04)	(1.30)	(1.34)	22.93	7.03	552,682	1.09	.40 f	42.50

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.02%

12/31/08	<0.01

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

e Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class IA and IB for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

280 Putnam VT Small Cap Value Fund

This page intentionally left blank.

Putnam VT Small Cap Value Fund 281

Putnam VT Vista Fund

Investment objective
Capital appreciation

Net asset value December 31, 2009

Class IA: $11.80	Class IB: $11.53

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares*	Class IB shares†

1 year	39.10%	38.75%

5 years	–6.01	–7.24
Annualized	–1.23	–1.49

10 years	–33.62	–35.15
Annualized	–4.01	–4.24

Life	49.42	45.48
Annualized	3.14	2.93

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 30, 1998.

The Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s manager

The past 12 months presented equity investors with a particularly challenging and turbulent environment. At the beginning of the period, stocks fell sharply following the September 2008 collapse of Lehman Brothers and the ensuing financial crisis. Beginning in March 2009, however, the market environment for mid-cap growth stocks turned favorable. Companies that depend on outside financing to fund the growth of their businesses were able once again to tap various funding options as the credit markets thawed. When it became apparent to some investors that worst-case predictions for the markets would likely be averted, U.S. and international stock markets rallied strongly from their March 2009 lows. For the 12 months ended December 31, 2009, Putnam VT Vista Fund’s class IA shares returned 39.10% at net asset value.

During the first quarter of 2009, the fund was positioned defensively, which caused its performance to lag when the market began to rally in early March. By early April, however, the Index of Leading Economic Indicators turned positive for the first time in more than a year. At that point, management repositioned the portfolio by moving from defensive stocks into more cyclical names. The fund maintained this pro-cyclical posture for the remainder of the period.

An overweight position in Gannett was a source of relative outperformance, as the newspaper company’s stock rallied following reports that advertising revenues were improving more quickly than previously anticipated. Unisys, an information technology company, was another top performer. The company’s stock rose significantly after the company won a multimillion-dollar government contract to provide desktop and help-desk services. The company also exceeded earnings estimates for the year.

An overweight position in Sequenom was the single largest detractor from the fund’s performance. This biotechnology company’s stock plunged after the company announced that data-integrity issues would delay the release of its blood test for Down syndrome. The stock was sold by year-end. An overweight position in Agnico-Eagle Mines also proved negative. The gold mining company experienced a volatile year during which the opening of mines in Quebec and Finland hurt profits and forced the company to cut its production guidance.

Looking to the future, management has maintained a pro-cyclical posture, based on its belief that the market and associated cyclical stocks will continue to reflect an improving macroeconomic picture. However, this is subject to change as long-term challenges, including increased regulation, fading government stimulus, the possibility of rising inflation, and rising interest rates remain. Management believes that the current volatile environment is lending itself to substantial stock-picking opportunities, whether the market goes up or down.

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow. Current and future portfolio holdings are subject to risk.

282 Putnam VT Vista Fund

Your fund’s manager

Portfolio Manager Raymond Haddad joined Putnam in 2000 and has been in the investment industry since 1997.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Vista Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.73	$6.16	$4.18	$5.45

Ending value (after expenses)	$1,286.80	$1,285.40	$1,021.07	$1,019.81

Annualized expense ratio†	0.82%	1.07%	0.82%	1.07%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT Vista Fund 283

The fund’s portfolio 12/31/09

COMMON STOCKS (98.0%)*	Shares	Value

Advertising and marketing services (1.3%)
Clear Channel Outdoor Holdings, Inc. Class A †	246,900	$2,565,291

		2,565,291
Aerospace and defense (0.8%)
BE Aerospace, Inc. †	65,100	1,529,850

		1,529,850
Airlines (1.0%)
Delta Air Lines, Inc. † S	118,100	1,343,978

UAL Corp. †	51,518	665,097

		2,009,075
Automotive (2.2%)
American Axle & Manufacturing Holdings, Inc. †	214,650	1,721,493

Ford Motor Co. † S	173,042	1,730,420

Hertz Global Holdings, Inc. † S	68,400	815,328

		4,267,241
Broadcasting (2.4%)
CBS Corp. Class B	277,900	3,904,495

Central European Media Enterprises, Ltd.
Class A (Czech Republic) † S	29,900	705,939

		4,610,434
Building materials (1.0%)
Masco Corp. S	134,890	1,862,831

		1,862,831
Cable television (1.9%)
DISH Network Corp. Class A	180,900	3,757,293

		3,757,293
Chemicals (2.4%)
CF Industries Holdings, Inc.	19,300	1,752,054

Cytec Industries, Inc.	44,400	1,617,048

Intrepid Potash, Inc. † S	45,500	1,327,235

		4,696,337
Coal (4.8%)
Alpha Natural Resources, Inc. † S	93,300	4,047,354

Massey Energy Co.	40,800	1,714,008

Walter Industries, Inc.	47,200	3,554,632

		9,315,994
Commercial and consumer services (3.7%)
Alliance Data Systems Corp. † S	12,800	826,752

Monster Worldwide, Inc. †	97,100	1,689,540

Paychex, Inc.	61,600	1,887,424

Sotheby’s Holdings, Inc. Class A S	130,800	2,940,384

		7,344,100
Communications equipment (1.5%)
F5 Networks, Inc. †	26,100	1,382,778

JDS Uniphase Corp. †	185,900	1,533,675

		2,916,453
Computers (0.5%)
Emulex Corp. †	83,200	906,880

Synchronoss Technologies, Inc. †	4,461	70,528

		977,408
Conglomerates (1.2%)
Textron, Inc. S	123,100	2,315,511

		2,315,511
Construction (1.2%)
Chicago Bridge & Iron Co., NV (Netherlands) †	116,000	2,345,520

		2,345,520
Consumer (0.6%)
Harman International Industries, Inc.	16,671	588,153

Tiffany & Co. S	13,200	567,600

		1,155,753
Consumer finance (0.9%)
SLM Corp. † S	157,300	1,772,771

		1,772,771
Consumer services (0.7%)
Netflix, Inc. † S	24,695	1,361,682

		1,361,682

COMMON STOCKS (98.0%)* cont.	Shares	Value

Electric utilities (2.2%)
Ameren Corp.	41,900	$1,171,105

Constellation Energy Group, Inc.	57,400	2,018,758

Great Plains Energy, Inc.	55,900	1,083,901

		4,273,764
Electronics (5.2%)
Altera Corp.	59,000	1,335,170

International Rectifier Corp. †	63,942	1,414,397

Jabil Circuit, Inc.	116,000	2,014,920

NVIDIA Corp. †	150,700	2,815,076

Rambus, Inc. † S	38,900	949,160

SanDisk Corp. †	56,200	1,629,238

		10,157,961
Energy (oil field) (0.5%)
Helix Energy Solutions Group, Inc. † S	80,038	940,447

		940,447
Environmental (2.0%)
Duoyuan Global Water, Inc. ADR (China) † S	23,755	850,191

Foster Wheeler AG †	101,900	2,999,936

		3,850,127
Financial (0.8%)
Assurant, Inc.	25,400	748,792

CME Group, Inc.	2,500	839,875

		1,588,667
Food (0.6%)
Smithfield Foods, Inc. †	72,600	1,102,794

		1,102,794
Forest products and packaging (2.3%)
Sino-Forest Corp. (Hong Kong) †	178,100	3,297,581

Weyerhaeuser Co.	27,900	1,203,606

		4,501,187
Gaming and lottery (0.3%)
International Game Technology	30,450	571,547

		571,547
Health-care services (2.1%)
CIGNA Corp.	38,500	1,357,895

Health Management Associates, Inc. Class A †	173,500	1,261,345

Lincare Holdings, Inc. † S	40,300	1,495,936

		4,115,176
Insurance (1.1%)
Hartford Financial Services Group, Inc. (The)	21,000	488,460

Loews Corp.	48,200	1,752,070

		2,240,530
Investment banking/Brokerage (0.9%)
Blackstone Group LP (The)	81,077	1,063,730

Janus Capital Group, Inc.	55,900	751,855

		1,815,585
Lodging/Tourism (1.4%)
Las Vegas Sands Corp. † S	69,300	1,035,342

Wyndham Worldwide Corp.	86,233	1,739,320

		2,774,662
Machinery (5.2%)
AGCO Corp. †	34,900	1,128,666

Gardner Denver, Inc. S	30,900	1,314,795

Joy Global, Inc.	66,332	3,422,068

Lincoln Electric Holdings, Inc.	27,600	1,475,496

Terex Corp. †	52,400	1,038,044

Timken Co.	73,200	1,735,572

		10,114,641
Manufacturing (1.4%)
Flowserve Corp.	16,100	1,521,933

Trinity Industries, Inc.	65,642	1,144,796

		2,666,729
Media (0.4%)
Virgin Media, Inc. S	45,600	767,448

		767,448

284 Putnam VT Vista Fund

COMMON STOCKS (98.0%)* cont.	Shares	Value

Medical technology (5.9%)
Align Technology, Inc. †	90,700	$1,616,274

Edwards Lifesciences Corp. †	19,400	1,684,890

Inverness Medical Innovations, Inc. † S	51,500	2,137,765

Kinetic Concepts, Inc. † S	21,800	820,770

Mettler-Toledo International, Inc. †	10,400	1,091,896

Zimmer Holdings, Inc. †	41,100	2,429,421

Zoll Medical Corp. †	70,907	1,894,635

		11,675,651
Metals (4.6%)
Agnico-Eagle Mines, Ltd. (Canada)	12,376	668,304

Carpenter Technology Corp.	49,600	1,336,720

Cliffs Natural Resources, Inc. S	69,600	3,207,864

Gerdau SA ADR (Brazil)	68,500	1,166,555

United States Steel Corp. S	48,700	2,684,344

		9,063,787
Office equipment and supplies (0.5%)
Avery Dennison Corp.	29,500	1,076,455

		1,076,455
Oil and gas (4.7%)
Anadarko Petroleum Corp.	22,300	1,391,966

Cabot Oil & Gas Corp. Class A	26,000	1,133,340

Continental Resources, Inc. † S	34,000	1,458,260

Nabors Industries, Ltd. † S	80,500	1,762,145

Pioneer Natural Resources Co. S	43,500	2,095,395

Rex Energy Corp. †	121,174	1,454,088

		9,295,194
Pharmaceuticals (1.3%)
Forest Laboratories, Inc. †	42,100	1,351,831

Medicis Pharmaceutical Corp. Class A	43,800	1,184,790

		2,536,621
Publishing (3.2%)
Gannett Co., Inc. S	317,600	4,716,360

R. R. Donnelley & Sons Co.	70,600	1,572,262

		6,288,622
Railroads (0.8%)
Kansas City Southern † S	45,442	1,512,764

		1,512,764
Real estate (3.6%)
AMB Property Corp. R	53,700	1,372,035

Apartment Investment & Management Co.
Class A R	92,650	1,474,988

Brookfield Properties Corp. (Canada) R S	111,500	1,351,380

Jones Lang LaSalle, Inc.	19,661	1,187,524

SL Green Realty Corp. R	34,300	1,723,232

		7,109,159
Retail (3.1%)
Nordstrom, Inc. S	28,400	1,067,272

OfficeMax, Inc. †	84,357	1,070,490

Saks, Inc. † S	433,572	2,844,232

Talbots, Inc. † S	92,471	823,917

Williams-Sonoma, Inc.	13,997	290,858

		6,096,769
Semiconductor (1.1%)
Maxim Integrated Products, Inc.	107,608	2,184,442

		2,184,442
Shipping (0.5%)
Teekay Shipping Corp. (Canada)	43,000	998,030

		998,030
Software (3.6%)
Autodesk, Inc. †	87,400	2,220,834

Red Hat, Inc. †	69,551	2,149,126

VMware, Inc. Class A †	62,200	2,636,036

		7,005,996

COMMON STOCKS (98.0%)* cont.	Shares	Value

Technology (2.0%)
Unisys Corp. †	102,580	$3,955,485

		3,955,485
Technology services (4.4%)
Baidu, Inc. ADR (China) †	4,200	1,727,166

Check Point Software Technologies
(Israel) † S	86,600	2,934,008

FactSet Research Systems, Inc.	15,400	1,014,398

Salesforce.com, Inc. † S	40,600	2,995,062

		8,670,634
Telecommunications (2.3%)
NII Holdings, Inc. †	112,400	3,774,392

ZTE Corp. (China)	112,720	688,725

		4,463,117
Tobacco (0.8%)
Lorillard, Inc.	20,400	1,636,692

		1,636,692
Trucks and parts (1.1%)
WABCO Holdings, Inc.	84,800	2,186,993

		2,186,993

Total common stocks (cost $147,267,131)		$192,041,220

INVESTMENT COMPANIES (1.6%)*	Shares	Value

Market Vectors Gold Miners ETF	73,100	$3,201,049

Total investment companies (cost $3,085,667)		$3,201,049

UNITS (—%)*	Units	Value

Optisolar Holdings, LLC Class B-1 cv. pfd.
membership units zero % (acquired 7/30/08,
cost $26,431) F ‡ †	14,210	$26,431

Total units (cost $26,431)		$26,431

SHORT-TERM INVESTMENTS (19.4%)*	Principal amount/shares	Value

Short-term investments held as collateral
for loaned securities with yields ranging
from zero% to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 d	$37,351,999	$37,347,323

Putnam Money Market Liquidity Fund e	707,233	707,233

Total short-term investments (cost $38,054,556)		$38,054,556

Total investments (cost $188,433,785)		$233,323,256

Key to holding’s abbreviations

ADR	American Depository Receipts
ETF	Exchange Traded Fund

* Percentages indicated are based on net assets of $195,866,966.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at December 31, 2009 was $26,431, or less than 0.1% of net assets.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs. On December 31, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at December 31, 2009.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

Putnam VT Vista Fund 285

ASC 820, Fair Value Measurement and Disclosures, establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$20,606,831	$—	$—

Capital goods	21,424,795	—	—

Communication services	7,531,685	688,725	—

Conglomerates	2,315,511	—	—

Consumer cyclicals	38,304,698	—	—

Consumer staples	4,101,168	—	—

Energy	19,551,635	—	—

Financial	14,526,712	—	—

Health care	18,327,448	—	—

Technology	35,868,379	—	—

Transportation	4,519,869	—	—

Utilities and power	4,273,764	—	—

Total common stocks	191,352,495	688,725	—

Investment companies	3,201,049	—	—

Units	—	—	26,431

Short-term investments	707,233	37,347,323	—

Totals by level	$195,260,777	$38,036,048	$26,431

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	sales	Level 3**	2009

Units	$—	$—	$—	$—	$—	$26,431	$26,431

Totals:	$—	$—	$—	$—	$—	$26,431	$26,431

** Represents Level 3 securities acquired in merger with Putnam VT OTC & Emerging Growth Fund.

The accompanying notes are an integral part of these financial statements.

286 Putnam VT Vista Fund

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value, including $36,267,152
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $187,726,552)	$232,616,023

Affiliated issuers (identified cost $707,233) (Note 6)	707,233

Foreign currency (cost $262) (Note 1)	280

Dividends, interest and other receivables	115,378

Receivable for shares of the fund sold	3,735

Receivable for investments sold	853,766

Total assets	234,296,415

Liabilities

Payable to custodian (Note 2)	34,370

Payable for investments purchased	295,646

Payable for shares of the fund repurchased	158,131

Payable for compensation of Manager (Note 2)	314,515

Payable for investor servicing fees (Note 2)	4,762

Payable for custodian fees (Note 2)	10,795

Payable for Trustee compensation and expenses (Note 2)	139,458

Payable for administrative services (Note 2)	1,154

Payable for distribution fees (Note 2)	23,217

Collateral on securities loaned, at value (Note 1)	37,347,323

Other accrued expenses	100,078

Total liabilities	38,429,449

Net assets	$195,866,966

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 13)	$447,110,212

Undistributed net investment income (Notes 1 and 13)	177,985

Accumulated net realized loss on investments and
foreign currency transactions (Notes 1 and 13)	(296,310,720)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies (Note 13)	44,889,489

Total — Representing net assets applicable
to capital shares outstanding	$195,866,966

Computation of net asset value Class IA

Net Assets	$84,782,591

Number of shares outstanding	7,185,678

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$11.80

Computation of net asset value Class IB

Net Assets	$111,084,375

Number of shares outstanding	9,636,284

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$11.53

Statement of operations
Year ended 12/31/09

Investment Income

Dividends (net of foreign tax of $9,308)	$1,760,860

Interest (including interest income of $6,315
from investments in affiliated issuers) (Note 6)	24,138

Securities lending	88,232

Total investment income	1,873,230

Expenses

Compensation of Manager (Note 2)	1,096,512

Investor servicing fees (Note 2)	49,679

Custodian fees (Note 2)	22,322

Trustee compensation and expenses (Note 2)	22,585

Administrative services (Note 2)	16,913

Distribution fees — Class IB (Note 2)	239,646

Other	170,826

Total expenses	1,618,483

Expense reduction (Note 2)	(23,840)

Net expenses	1,594,643

Net investment income	278,587

Net realized loss on investments (Notes 1 and 3)	(6,072,822)

Net increase from payments by affiliates (Note 2)	12,817

Net realized loss on futures contracts (Note 1)	(990,196)

Net realized loss on foreign currency transactions (Note 1)	(11,199)

Net realized gain on written options (Notes 1 and 3)	200,467

Net unrealized appreciation of assets and liabilities in
foreign currencies during the year	18

Net unrealized appreciation of investments, written options
and futures contracts during the year	64,788,655

Net gain on investments	57,927,740

Net increase in net assets resulting from operations	$58,206,327

The accompanying notes are an integral part of these financial statements.

Putnam VT Vista Fund 287

Statement of changes in net assets

	Putnam VT
	Vista Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$278,587	$(172,851)

Net realized loss on investments and
foreign currency transactions	(6,860,933)	(83,208,242)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	64,788,673	(45,138,780)

Net increase (decrease) in net assets
resulting from operations	58,206,327	(128,519,873)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(121,664)	—

Class IB	—	—

Increase in capital from settlement
payments (Note 9)	—	275,551

Decrease from capital share transactions
(Notes 4 and 13)	(136,822)	(66,569,698)

Total increase (decrease) in net assets	57,947,841	(194,814,020)

Net assets:

Beginning of year	137,919,125	332,733,145

End of year (including undistributed net
investment income of $177,985 and of
$81,127, respectively)	$195,866,966	$137,919,125

The accompanying notes are an integral part of these financial statements.

288 Putnam VT Vista Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,d	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Putnam VT Vista Fund (Class IA)

12/31/09	$8.50	.03	3.29	3.32	(.02)	(.02)	—	$11.80	39.10	$84,783.82		.31	268.99

12/31/08	15.57	.01	(7.09)	(7.08)	—	—	.01 g	8.50	(45.41)	57,608	.80 e	.07 e	146.84

12/31/07	14.96	.01	.60	.61	—	—	—	15.57	4.08	140,020	.76 e	.03 e	168.62

12/31/06	14.15	— f	.81	.81	—	—	—	14.96	5.72	184,895	.80 e	.01 e	98.25

12/31/05	12.58	— f,h	1.57	1.57	—	—	—	14.15	12.48	234,261	.74 e	(.01) e,h	71.15

Putnam VT Vista Fund (Class IB)

12/31/09	$8.31	— f	3.22	3.22	—	—	—	$11.53	38.75	$111,084	1.07	.06	268.99

12/31/08	15.26	(.02)	(6.94)	(6.96)	—	—	.01 g	8.31	(45.54)	80,311	1.05 e	(.18) e	146.84

12/31/07	14.70	(.03)	.59	.56	—	—	—	15.26	3.81	192,714	1.01 e	(.22) e	168.62

12/31/06	13.94	(.03)	.79	.76	—	—	—	14.70	5.45	235,531	1.05 e	(.23) e	98.25

12/31/05	12.43	(.03) h	1.54	1.51	—	—	—	13.94	12.15	258,209	.99 e	(.25) e,h	71.15

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets

12/31/08	<0.01%

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the Securities and Exchange Commission (the “SEC”) which amounted to $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008 (Note 9).

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

Putnam VT Vista Fund 289

Putnam VT Voyager Fund

Investment objective
Capital appreciation

Net asset value December 31, 2009

Class IA: $32.61	Class IB: $32.40

Performance summary

Total return at net asset value
(as of 12/31/09)‡	Class IA shares*	Class IB shares†

1 year	64.30%	63.90%

5 years	22.87	21.35
Annualized	4.21	3.95

10 years	–22.45	–24.25
Annualized	–2.51	–2.74

Life	692.52	660.91
Annualized	9.91	9.70

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ Performance benefited from the receipt of an Enron Class Action Settlement pertaining to investments made prior to 2002.

The Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s manager

The past 12 months were volatile for equity investors. Between January and early March, most major stock market indexes were down roughly 25%. During this time, management believed that early signs were developing that supported a recovery. Through careful stock picking, management increased exposure to certain consumer cyclical and financial stocks that had very attractive valuations that were likely to grow substantially in a recovery. Unprecedented government stimulus funding and a series of interest-rate reductions by the Federal Reserve Board (the Fed) helped spur an impressive rebound during the final nine months of the period. For the 12 months ended December 31, 2009, Putnam VT Voyager Fund’s class IA shares returned 64.30% at net asset value.

Among the top contributors was the insurer Aflac, whose shares climbed dramatically as the market gained comfort with the investments on its balance sheet in European financial institutions. The portfolio’s overweight to Apple Inc. was the leading cause of outperformance within the technology sector. The company’s growth outlook was considered quite favorable given its superior products yet low market share. Positions within media, specifically CBS Corporation, also aided results as signs developed that advertising spending was improving.

Among detractors was the fund’s holding in Nintendo. Despite a low valuation, shares slumped as both hardware and software sales disappointed for most of 2009. Shares of fund holding Amgen declined as concerns developed about the timing of approval of a key new product. Shares of Genyzme, another fund holding, had difficulty early in the year and never fully recovered due to continued manufacturing problems for several key products.

Management has a positive view of the current environment based on the likelihood of a substantial cyclical economic recovery, a strong earnings outlook for corporations, and reasonable valuation. The fund is primarily focused on stock picking rather than making many large sector bets. Management believes there are solid stock-picking opportunities in both cyclical and stable growth areas of the market.

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow. Current and future portfolio holdings are subject to risk.

290 Putnam VT Voyager Fund

Your fund’s manager

Portfolio Manager Nick Thakore is Head of U.S. Large Cap Equities at Putnam. He joined Putnam in 2008 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Voyager Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.32	$5.76	$3.82	$5.09

Ending value (after expenses)	$1,286.90	$1,285.20	$1,021.42	$1,020.16

Annualized expense ratio†	0.75%	1.00%	0.75%	1.00%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT Voyager Fund 291

The fund’s portfolio 12/31/09

COMMON STOCKS (92.8%)*	Shares	Value

Aerospace and defense (4.2%)
Goodrich Corp.	50,354	$3,235,245

L-3 Communications Holdings, Inc.	36,500	3,173,675

Northrop Grumman Corp.	39,400	2,200,490

Raytheon Co. S	342,700	17,655,904

United Technologies Corp.	257,600	17,880,016

		44,145,330
Airlines (0.6%)
JetBlue Airways Corp. † S	347,900	1,896,055

UAL Corp. †	135,633	1,751,022

US Airways Group, Inc. † S	589,800	2,854,632

		6,501,709
Automotive (0.6%)
Hertz Global Holdings, Inc. † S	93,900	1,119,288

Lear Corp. †	82,600	5,587,064

		6,706,352
Banking (2.5%)
Bank of America Corp.	213,938	3,221,906

PNC Financial Services Group, Inc.	39,050	2,061,450

State Street Corp.	237,500	10,340,750

Wells Fargo & Co.	340,700	9,195,493

Wilmington Trust Corp.	85,300	1,052,602

		25,872,201
Beverage (1.1%)
Coca-Cola Enterprises, Inc.	255,500	5,416,600

PepsiCo, Inc.	96,300	5,855,040

		11,271,640
Biotechnology (4.6%)
Amgen, Inc. †	263,000	14,877,910

Dendreon Corp. †	214,900	5,647,572

Genzyme Corp. †	460,100	22,549,501

Gilead Sciences, Inc. †	115,400	4,994,512

		48,069,495
Broadcasting (0.9%)
CBS Corp. Class B S	312,482	4,390,372

Liberty Media Corp. - Capital Ser. A †	132,914	3,173,986

Liberty Media Corp. - Entertainment †	45,500	2,099,825

Sirius XM Radio, Inc. †	216,065	129,639

		9,793,822
Building materials (0.2%)
Owens Corning, Inc. † S	68,600	1,758,904

		1,758,904
Cable television (5.6%)
Comcast Corp. Class A	527,012	8,885,422

DIRECTV Class A †	799,385	26,659,490

Time Warner Cable, Inc. S	543,499	22,495,424

		58,040,336
Chemicals (1.0%)
Dow Chemical Co. (The) S	104,000	2,873,520

Monsanto Co.	75,500	6,172,125

Potash Corp. of Saskatchewan, Inc. (Canada)	17,400	1,887,900

		10,933,545
Combined utilities (1.3%)
El Paso Corp.	1,399,400	13,756,102

		13,756,102
Commercial and consumer services (1.6%)
AerCap Holdings NV (Netherlands) †	73,693	667,659

Alliance Data Systems Corp. † S	216,390	13,976,630

Expedia, Inc. † S	83,200	2,139,072

Genesis Lease, Ltd. ADR (Ireland)	42,838	382,543

		17,165,904

COMMON STOCKS (92.8%)* cont.	Shares	Value

Communications equipment (8.2%)
CIENA Corp. †	96,700	$1,048,228

Cisco Systems, Inc. †	839,120	20,088,533

Corning, Inc.	107,600	2,077,756

Harris Corp. S	68,300	3,247,665

Motorola, Inc.	1,014,400	7,871,744

Nokia Corp. ADR (Finland)	748,100	9,613,085

Qualcomm, Inc.	901,700	41,712,642

		85,659,653
Computers (5.6%)
Apple, Inc. †	187,100	39,451,906

EMC Corp. †	333,700	5,829,739

Fujitsu, Ltd. (Japan)	382,000	2,459,146

Hewlett-Packard Co.	31,600	1,627,716

IBM Corp.	61,500	8,050,350

Polycom, Inc. †	26,997	674,115

		58,092,972
Conglomerates (0.2%)
SPX Corp.	30,900	1,690,230

		1,690,230
Consumer (0.3%)
Harman International Industries, Inc.	96,500	3,404,520

		3,404,520
Consumer finance (1.3%)
Mastercard, Inc. Class A S	51,000	13,054,980

		13,054,980
Consumer services (0.1%)
Avis Budget Group, Inc. †	87,100	1,142,752

		1,142,752
Containers (0.4%)
Owens-Illinois, Inc. †	122,800	4,036,436

		4,036,436
Electric utilities (0.2%)
EnerNOC, Inc. † S	67,000	2,036,130

		2,036,130
Electrical equipment (0.3%)
WESCO International, Inc. † S	48,310	1,304,853

Yingli Green Energy Holding Co., Ltd. ADR (China) † S	133,600	2,112,216

		3,417,069
Electronics (3.1%)
Agilent Technologies, Inc. †	126,600	3,933,462

Epistar Corp. (Taiwan)	364,000	1,362,451

Epistar Corp. 144A GDR (Taiwan) F †	52,468	985,312

Infineon Technologies AG (Germany) †	393,900	2,172,808

Integrated Device Technology, Inc. †	784,265	5,074,195

Micron Technology, Inc. † S	409,109	4,320,191

Skyworth Digital Holdings, Ltd. (China)	2,176,000	2,226,383

Texas Instruments, Inc.	484,900	12,636,494

		32,711,296
Energy (oil field) (1.4%)
Halliburton Co.	183,400	5,518,506

Transocean, Ltd. (Switzerland) †	37,700	3,121,560

Weatherford International, Ltd. (Switzerland) †	305,671	5,474,568

		14,114,634
Energy (other) (0.9%)
First Solar, Inc. † S	66,500	9,004,100

Trina Solar, Ltd. ADR (China) † S	16,700	901,299

		9,905,399
Engineering and construction (0.2%)
Fluor Corp.	45,300	2,040,312

		2,040,312
Environmental (0.3%)
Foster Wheeler AG †	95,900	2,823,296

		2,823,296

292 Putnam VT Voyager Fund

COMMON STOCKS (92.8%)* cont.	Shares	Value

Financial (0.4%)
CME Group, Inc.	5,800	$1,948,510

Discover Financial Services	66,900	984,099

Fortress Investment Group LLC Class A † S	308,000	1,370,600

		4,303,209
Food (0.6%)
Campbell Soup Co.	57,900	1,957,020

Dean Foods Co. †	134,270	2,422,231

Kraft Foods, Inc. Class A	56,600	1,538,388

		5,917,639
Health-care services (2.0%)
Alapis Holding Industrial and Commercial SA (Greece)	900,734	650,226

Express Scripts, Inc. †	66,062	5,711,060

Medco Health Solutions, Inc. †	97,400	6,224,834

Omnicare, Inc. S	80,600	1,948,908

UnitedHealth Group, Inc.	69,400	2,115,312

WellPoint, Inc. †	73,000	4,255,170

		20,905,510
Insurance (5.7%)
Aflac, Inc. S	667,216	30,858,740

Assured Guaranty, Ltd. (Bermuda)	626,206	13,626,243

Hartford Financial Services Group, Inc. (The)	412,924	9,604,612

Marsh & McLennan Cos., Inc.	130,087	2,872,321

XL Capital, Ltd. Class A	124,767	2,286,979

		59,248,895
Investment banking/Brokerage (1.8%)
Bond Street Holdings, LLC Class A F †	48,036	960,720

E*Trade Financial Corp. †	1,322,600	2,314,550

GFI Group, Inc.	67,188	307,049

Goldman Sachs Group, Inc. (The)	93,200	15,735,888

		19,318,207
Machinery (0.5%)
Cummins, Inc. S	42,800	1,962,808

Parker-Hannifin Corp.	37,800	2,036,664

Terex Corp. † S	79,500	1,574,895

		5,574,367
Media (0.2%)
News Corp., Ltd. (The) Class A	114,395	1,566,068

Virgin Media, Inc. S	26,988	454,208

		2,020,276
Medical technology (2.4%)
Baxter International, Inc.	89,800	5,269,464

Boston Scientific Corp. † S	836,220	7,525,980

Covidien PLC (Ireland)	78,900	3,778,521

Medtronic, Inc.	188,775	8,302,325

		24,876,290
Metals (2.5%)
Barrick Gold Corp. (Canada)	25,300	996,314

Cameco Corp. (Canada)	130,100	4,185,317

Coeur d’Alene Mines Corp. † S	111,600	2,015,496

Freeport-McMoRan Copper & Gold, Inc. Class B †	34,360	2,758,764

United States Steel Corp. S	146,600	8,080,592

Vale SA ADR (Brazil)	90,800	2,635,924

Vallourec SA (France)	17,710	3,218,612

Xstrata PLC (United Kingdom) †	104,253	1,837,986

		25,729,005
Office equipment and supplies (0.2%)
Avery Dennison Corp.	55,711	2,032,894

		2,032,894

COMMON STOCKS (92.8%)* cont.	Shares	Value

Oil and gas (3.0%)
Anadarko Petroleum Corp.	172,200	$10,748,724

Chevron Corp.	75,400	5,805,046

Marathon Oil Corp.	101,300	3,162,586

Newfield Exploration Co. †	42,909	2,069,501

PetroHawk Energy Corp. †	403,700	9,684,763

		31,470,620
Pharmaceuticals (4.4%)
Abbott Laboratories	341,300	18,426,787

Johnson & Johnson	46,000	2,962,860

Pfizer, Inc.	1,112,238	20,231,609

Teva Pharmaceutical Industries, Ltd. ADR (Israel) S	79,526	4,467,771

		46,089,027
Publishing (0.4%)
Gannett Co., Inc. S	251,274	3,731,419

		3,731,419
Real estate (0.2%)
Renhe Commercial Holdings Co., Ltd. (China)	10,428,000	2,351,722

		2,351,722
Retail (7.5%)
Big Lots, Inc. † S	157,700	4,570,146

Coach, Inc. S	68,927	2,517,903

CVS Caremark Corp.	360,525	11,612,510

Dick’s Sporting Goods, Inc. † S	90,400	2,248,248

Dollar General Corp. †	149,585	3,355,192

GameStop Corp. Class A † S	614,437	13,480,748

Lowe’s Cos., Inc.	181,700	4,249,963

Macy’s, Inc. S	704,563	11,808,476

Target Corp.	325,100	15,725,087

Urban Outfitters, Inc. † S	148,000	5,178,520

Wal-Mart Stores, Inc.	61,600	3,292,520

		78,039,313
Schools (1.0%)
Apollo Group, Inc. Class A † S	176,671	10,702,729

		10,702,729
Semiconductor (2.1%)
Atmel Corp. †	2,423,898	11,174,170

Cypress Semiconductor Corp. † S	392,400	4,143,744

Formfactor, Inc. †	245,091	5,333,180

Himax Technologies, Inc. ADR (Taiwan)	634,884	1,758,629

Taiwan Semiconductor Manufacturing Co., Ltd.
ADR (Taiwan)	361	4,130

		22,413,853
Software (3.7%)
Longtop Financial Technologies Ltd. ADR (China) †	66,500	2,461,830

Microsoft Corp. S	877,900	26,767,171

Oracle Corp.	383,600	9,413,544

		38,642,545
Technology (0.3%)
Unisys Corp. †	73,030	2,816,037

		2,816,037
Technology services (1.6%)
Google, Inc. Class A †	15,161	9,399,517

Yahoo!, Inc. †	425,000	7,131,500

		16,531,017
Telephone (1.4%)
Leap Wireless International, Inc. † S	214,400	3,762,720

Qwest Communications International, Inc.	2,647,474	11,145,866

		14,908,586
Textiles (0.2%)
Liz Claiborne, Inc. † S	441,100	2,483,393

		2,483,393

Putnam VT Voyager Fund 293

COMMON STOCKS (92.8%)* cont.			Shares	Value

Tobacco (2.3%)
Lorillard, Inc.			60,153	$4,826,075

Philip Morris International, Inc.			398,940	19,224,921

				24,050,996
Toys (1.7%)
Hasbro, Inc.			18,390	589,583

Nintendo Co., Ltd. ADR (Japan) S			562,662	16,778,581

				17,368,164

Total common stocks (cost $765,277,943)			$969,670,732

PURCHASED OPTIONS	Expiration date/		Contract	Value
OUTSTANDING (2.0%)*		strike price	amount

Apollo Group, Inc. (Call)		Jan-11/$60.00	405,891	$4,858,069

Apollo Group, Inc. (Call)		Jun-10/60.00	449,863	4,101,716

Financial Select Sector SPDR Fund (Call) F		Mar-10/15.00	3,446,667	2,741,103

Genzyme Corp. (Call)		Jan-10/55.00	670,851	36,159

Mead Johnson Nutrition Co. (Call)		Feb-10/50.00	471,500	348,486

Motorola, Inc. (Call)		Jan-10/8.50	4,680,804	580,464

Motorola, Inc. (Call)		Apr-10/8.50	1,014,950	486,542

Nokia Corp. (Call)		Jan-10/14.00	2,598,426	507,213

State Street Corp. (Call)		Jan-11/45.00	859,280	5,370,500

Time Warner Cable, Inc. (Call)		Jan-01/32.50	121,952	1,084,153

Tivo, Inc. (Call)		Feb-10/12.50	619,582	433,707

Total purchased options outstanding (cost $24,471,401)				$20,548,112

INVESTMENT COMPANIES (1.7%)*			Shares	Value

KKR Private Equity Investors LP (Unit) † S			1,409,295	$11,873,053

SPDR KBW Bank ETF			299,500	6,340,415

Total investment companies (cost $9,607,799)				$18,213,468

WARRANTS (1.4%)* †	Expiration date	Strike price	Warrants	Value

Aldar Properties
PJSC 144A	10/22/12	$0.01	2,342,466	$3,175,915

JPMorgan Chase & Co.	10/28/18	42.42	894,200	11,919,686

Total warrants (cost $14,057,401)				$15,095,601

CONVERTIBLE PREFERRED STOCKS (0.8%)*			Shares	Value

Bank of America Corp. 10.00% cv. pfd.			538,965	$8,041,358

Total convertible preferred stocks (cost $8,242,750)				$8,041,358

U.S. TREASURY OBLIGATIONS (0.6%)*		Principal amount		Value

U.S. Treasury Notes zero %, June 30, 2013 i		$2,050,000		$2,152,234

U.S. Treasury Notes zero %, November 30, 2010 i			1,000,000	1,007,410

U.S. Treasury Inflation Protected
Securities zero %, January 15, 2025 i			931,185	993,365

U.S. Treasury Inflation Protected
Securities zero %, April 15, 2010 i			1,995,679	2,006,456

Total U.S. treasury obligations (cost $6,159,465)				$6,159,465

SHORT-TERM INVESTMENTS (16.8%)*		Principal amount/shares		Value

U.S. Treasury Bills zero %, January 14, 2010 i			$225,000	$225,000

U.S. Treasury Cash Management Bills for an
effective yield of 0.31%, July 15, 2010			1,890,000	1,886,473

U.S. Treasury Cash Management Bills for an
effective yield of 0.341%, June 10, 2010			610,000	608,964

Short-term investments held as collateral
for loaned securities with yields ranging
from zero % to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 d		161,396,854		161,378,434

SHORT-TERM INVESTMENTS (16.8%)* cont.	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	9,972,306	$9,972,306

SSga Prime Money Market Fund i	1,230,000	1,230,000

Total short-term investments (cost $175,302,248)		$175,301,177

Total investments (cost $1,003,119,007)		$1,213,029,913

Key to holding’s abbreviations

ADR	American Depository Receipts
ETF	Exchange Traded Fund
GDR	Global Depository Receipts
PJSC	Public Joint Stock Company

* Percentages indicated are based on net assets of $1,044,344,738.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs. On December 31, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

S Securities on loan, in part or in entirety, at December 31, 2009.

At December 31, 2009, liquid assets totaling $633,292,370 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR and GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO SELL
at 12/31/09 (aggregate		Aggregate	Delivery	Unrealized
face value $29,197,138)	Value	face value	date	appreciation

British Pound	$619,141	$636,772	1/20/10	$17,631

Euro	9,900,507	10,006,480	1/20/10	105,973

Japanese Yen	17,447,670	18,553,886	1/20/10	1,106,216

Total				$1,229,820

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $12,673,204)	amount	strike price	Value

Apollo Group, Inc. (Call)	405,891	Jan-11/$70.00	$3,174,716

Apollo Group, Inc. (Call)	449,863	Jun-10/70.00	2,261,776

Financial Select Sector SPDR Fund (Call) F	3,446,667	Mar-10/16.00	1,466,528

Genzyme Corp. (Call)	670,851	Jan-10/60.00	872

Mead Johnson Nutrition Co. (Call)	471,500	Feb-10/55.00	98,166

Motorola, Inc. (Call)	1,014,950	Apr-10/10.00	162,958

Motorola, Inc. (Call)	4,680,804	Jan-10/10.00	45,019

Nokia Corp. (Call)	2,598,426	Jan-10/15.00	165,260

State Street Corp. (Call)	859,280	Jan-11/50.00	3,480,084

Time Warner Cable, Inc. (Call) F	121,952	Jan-10/42.50	50,321

Tivo, Inc. (Call)	619,582	Feb-10/15.00	139,406

Total			$11,045,106

294 Putnam VT Voyager Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/09

				Fixed payments	Total Return
Swap	Notional		Termination	received (paid) by	received by	Unrealized
counterparty	amount		date	fund per annum	or paid by fund	appreciation

Goldman Sachs International
Baskets	41,319		7/20/10	(3 month USD-LIBOR-BBA	A basket (GSCBAIRP)	$1,841,891
				plus 20 bps)	of common stocks

Baskets	5,472	F	10/11/10	(1 month USD-LIBOR-BBA	A basket (GSPM0910)	364,980
				plus 40 bp)	of common stocks

Total						$2,206,871

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$31,605,952	$5,056,598	$—

Capital goods	64,069,704	—	—

Communication services	72,948,922	—	—

Conglomerates	1,690,230	—	—

Consumer cyclicals	130,859,557	—	—

Consumer staples	64,698,266	—	—

Energy	55,490,653	—	—

Financial	120,836,772	2,351,722	960,720

Health care	139,290,096	650,226	—

Technology	247,661,273	8,220,788	985,312

Transportation	6,501,709	—	—

Utilities and power	15,792,232	—	—

Total common stocks	951,445,366	16,279,334	1,946,032

Convertible preferred stocks	8,041,358	—	—

Investment Companies	6,340,415	11,873,053	—

Purchased options outstanding	—	20,548,112	—

U.S. Treasury Obligations	—	6,159,465	—

Warrants	11,919,686	3,175,915	—

Short-term investments	11,202,306	164,098,871	—

Totals by level	$988,949,131	$222,134,750	$1,946,032

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(7,608,415)	$—

Other financial instruments include written options, swaps and forward currency contracts.

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation) †	sales	Level 3	2009

Common stocks:

Financial	$—	$—	$—	$—	$960,720	$—	$960,720

Technology	—	—	—	303,228	682,084	—	985,312

Total common stocks	$—	$—	$—	$303,228	$1,642,804	$—	$1,946,032

† Includes $303,228 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

Putnam VT Voyager Fund 295

Statement of assets and liabilities
12/31/ 09

Assets

Investment in securities, at value, including $154,854,641
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $993,146,701)	$1,203,057,607

Affiliated issuers (identified cost $9,972,306) (Note 6)	9,972,306

Cash	167,782

Foreign currency (cost $53,771) (Note 1)	55,303

Dividends, interest and other receivables	1,356,103

Receivable for shares of the fund sold	35,928

Receivable for investments sold	61,497,751

Unrealized appreciation on forward currency contracts (Note 1)	1,232,004

Unrealized appreciation on swap contracts (Note 1)	2,206,871

Total assets	1,279,581,655

Liabilities

Payable for investments purchased	52,496,821

Payable for shares of the fund repurchased	410,474

Payable for compensation of Manager (Note 2)	1,656,855

Payable for investor servicing fees (Note 2)	25,614

Payable for custodian fees (Note 2)	16,637

Payable for Trustee compensation and expenses (Note 2)	347,244

Payable for administrative services (Note 2)	6,173

Payable for distribution fees (Note 2)	53,651

Unrealized depreciation on forward currency contracts (Note 1)	2,184

Written options outstanding, at value (premiums received
$12,673,204) (Notes 1 and 3)	11,045,106

Collateral on securities loaned, at value (Note 1)	161,378,434

Collateral on certain derivative contracts, at value (Note 1)	7,614,465

Other accrued expenses	183,259

Total liabilities	235,236,917

Net assets	$1,044,344,738

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,090,489,068

Undistributed net investment income (Note 1)	11,089,725

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(1,272,214,033)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	214,979,978

Total — Representing net assets applicable
to capital shares outstanding	$1,044,344,738

Computation of net asset value Class IA

Net Assets	$788,498,125

Number of shares outstanding	24,182,079

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$32.61

Computation of net asset value Class IB

Net Assets	$255,846,613

Number of shares outstanding	7,895,593

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$32.40

Statement of operations
Year ended 12/31/09

Investment income

Dividends (net of foreign tax of $171,235)	$12,065,515

Interest (net of foreign tax of $3,367) (including interest income
of $21,851 from investments in affiliated issuers) (Note 6)	714,774

Securities lending	463,210

Total investment income	13,243,499

Expenses

Compensation of Manager (Note 2)	5,652,587

Investor servicing fees (Note 2)	254,508

Custodian fees (Note 2)	45,209

Trustee compensation and expenses (Note 2)	64,655

Administrative services (Note 2)	40,971

Distribution fees — Class IB (Note 2)	507,819

Other	481,710

Total expenses	7,047,459

Expense reduction (Note 2)	(211,981)

Net expenses	6,835,478

Net investment income	6,408,021

Net realized gain on investments (Notes 1 and 3)	188,163,154

Net realized gain on swap contracts (Note 1)	10,944,416

Net realized loss on futures contracts (Note 1)	(3,260,407)

Net realized loss on foreign currency transactions (Note 1)	(961,160)

Net realized loss on written options (Notes 1 and 3)	(8,253,120)

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	383,031

Net unrealized appreciation of investments, futures,
swap contracts and written options during the year	230,705,651

Net gain on investments	417,721,565

Net increase in net assets resulting from operations	$424,129,586

The accompanying notes are an integral part of these financial statements.

296 Putnam VT Voyager Fund

Statement of changes in net assets

	Putnam VT
	Voyager Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$6,408,021	$8,112,716

Net realized gain (loss) on investments
and foreign currency transactions	186,632,883	(142,361,566)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	231,088,682	(348,578,236)

Net increase (decrease) in net assets
resulting from operations	424,129,586	(482,827,086)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(7,505,225)	(2,552,395)

Class IB	(1,635,491)	—

Increase in capital from settlement
payments (Note 9)	—	38,969

Decrease from capital share transactions
(Note 4)	(104,885,094)	(274,034,618)

Total increase (decrease) in net assets	310,103,776	(759,375,130)

Net assets:

Beginning of year	734,240,962	1,493,616,092

End of year (including undistributed net
investment income of $11,089,725 and
$8,123,636, respectively)	$1,044,344,738	$734,240,962

The accompanying notes are an integral part of these financial statements.

Putnam VT Voyager Fund 297

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,d	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Putnam VT Voyager Fund (Class IA)

12/31/09	$20.14	.20	12.56	12.76	(.29)	(.29)	—	$32.61	64.30	$788,498.76		.81	202.23

12/31/08	31.99	.21	(11.98) h,j	(11.77)	(.08)	(.08)	— e,i	20.14	(36.87) j	566,749	.72 f	.80 f	118.99

12/31/07	30.25	.07	1.68	1.75	(.01)	(.01)	—	31.99	5.79	1,148,269	.67 f	.21 f	52.39

12/31/06	28.72	.02	1.62	1.64	(.11)	(.11)	—	30.25	5.71	1,438,858	.66 f	.08 f	62.27

12/31/05	27.37	.09 g	1.51	1.60	(.25)	(.25)	—	28.72	5.94 g	1,801,387	.63 f	.35 f,g	119.09

Putnam VT Voyager Fund (Class IB)

12/31/09	$19.98	.14	12.49	12.63	(.21)	(.21)	—	$32.40	63.90	$255,847	1.01	.55	202.23

12/31/08	31.73	.14	(11.89) h,j	(11.75)	—	—	— e,i	19.98	(37.03) j	167,492	.97 f	.54 f	118.99

12/31/07	30.07	(.01)	1.67	1.66	—	—	—	31.73	5.52	345,347	.92 f	(.04) f	52.39

12/31/06	28.55	(.05)	1.60	1.55	(.03)	(.03)	—	30.07	5.43	421,488	.91 f	(.17) f	62.27

12/31/05	27.20	.02 g	1.51	1.53	(.18)	(.18)	—	28.55	5.69 g	485,323	.88 f	.08 f,g	119.09

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets

12/31/08	<0.01%

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to $0.02 per share and 0.08% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Knight Securities, L.P. which amounted to $0.02 per share.

i Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC, which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008 (Note 9).

j Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to $0.13 per share outstanding as of December 29, 2008. This payment resulted in an increase to total returns of 0.41% for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

298 Putnam VT Voyager Fund

This page intentionally left blank.

Putnam VT Voyager Fund 299

Notes to financial statements 12/31/09

Note 1 — Significant accounting policies

Putnam Variable Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, which consists of series of investment portfolios (the “fund” or the “funds”), each of which diversified (except for Putnam VT Global Health Care Fund* and Putnam VT Global Utilities Fund†, which are non-diversified) and offers separate class IA shares and class IB shares of beneficial interest. The Trust currently offers the following twenty-four series funds:

Putnam VT American Government Income Fund
Putnam VT Capital Opportunities Fund
Putnam VT Diversified Income Fund
Putnam VT Equity Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Global Health Care Fund*
Putnam VT Global Utilities Fund†
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Growth Fund††
Putnam VT International Value Fund†††
Putnam VT Investors Fund
Putnam VT Mid Cap Value Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT Research Fund
Putnam VT Small Cap Value Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund

Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund and Putnam VT Income Fund fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Putnam VT Global Health Care Fund and Putnam VT Global Utilities Fund each concentrate their investments in one sector, which involves more risk than a fund that invests more broadly. Putnam VT Diversified Income Fund, Putnam VT High Yield Fund and Putnam VT Income Fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Each fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, each fund enters into contracts that may include agreements to indemnify another party under given circumstances. Each fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against any of the funds. However, each fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation For all funds other than Putnam VT Money Market Fund, investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At December 31, 2009, fair value pricing was used for certain foreign securities in the following portfolios: Putnam VT Equity Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Global Health Care Fund, Putnam VT Global Utilities Fund, Putnam VT Growth and Income Fund, Putnam VT International Equity Fund, Putnam VT International Growth Fund, Putnam VT International Value Fund, Putnam VT New Opportunities Fund, Putnam VT Research Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

See sections G, H, I, J, K, M, and N with respect to the valuation of forward currency contracts, futures and options contracts, total return swap contracts,

* Prior to January 2, 2009, this fund was known as Putnam VT Health Sciences Fund.
† Prior to January 2, 2009, this fund was known as Putnam VT Utilities Growth and Income Fund.
†† Prior to February 1, 2010, this fund was known as Putnam VT International New Opportunities Fund.
††† Prior to February 1, 2010, this fund was known as Putnam VT International Growth and Income Fund.

300 Putnam Variable Trust

interest rate swap contracts, credit default contracts and TBA purchase and sale commitments, respectively.

The valuation of Putnam VT Money Market Fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), each fund may transfer uninvested cash balances, which includes for every fund other than Putnam VT Money Market Fund, cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements for each fund other than Putnam VT Money Market Fund, and up to 90 days for other cash investments for each fund.

C) Repurchase agreements Each fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

For all funds other than Putnam VT Money Market Fund, all premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity. For Putnam VT Money Market Fund, premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Securities purchased or sold on a delayed delivery or forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT High Yield Fund, and Putnam VT Income Fund earned certain fees in connection with their senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities Certain funds of the Trust invested in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of each fund of the Trust are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. Each fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts Each fund, except for Putnam VT Money Market Fund, may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust. For the year ended December 31, 2009, the following funds had an approximate average contract amount on Forward currency contracts of: Putnam VT Diversified Income Fund $105,200,000, Putnam VT The George Putnam Fund of Boston $2,066, Putnam VT Global Equity Fund $108,900,000, Putnam VT Global Utilities Fund $100,100,000, Putnam VT High Yield Fund $4,600,000, Putnam VT International Equity Fund $284,500,000 and Putnam VT Research Fund $300,000. For other funds of the Trust that invested in Forward currency contracts, outstanding contracts at the year ended December 31, 2009 are indicative of the volume of activity.

H) Futures and options contracts During the year ended December 31, 2009, certain funds of the Trust used futures contracts and/or options contracts to hedge against changes in the values of securities that each fund owns, owned or expects to purchase, or for other investment purposes. Each fund may also write options on swaps or securities that they own or in which they may invest to increase their current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearing-house, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the

Putnam Variable Trust 301

time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

For the year ended December 31, 2009, see Note 3 for the volume of Written option contracts activity.

For the year ended December 31, 2009, the following funds had an approximate average contract amount on Purchased options contracts of: Putnam VT American Government Income Fund $43,600,000, Putnam VT Diversified Income Fund $126,900,000, Putnam VT The George Putnam Fund of Boston $16,800,000, Putnam VT Global Asset Allocation Fund $34,700,000, Putnam VT Growth Opportunities Fund 4,900, Putnam VT Income Fund $285,900,000, Putnam VT International Growth Fund 7,064, Putnam VT International Value Fund 3,796, Putnam VT Investors Fund 39,000, Putnam VT Vista Fund 200,000 and Putnam VT Voyager Fund 7,000,000. For other funds of the Trust that invested in Purchased options contracts the transaction volume was minimal at the year ended December 31, 2009.

For the year ended December 31, 2009, the following funds had an approximate average contract amount on Futures contracts of: Putnam VT American Government Income Fund 500, Putnam VT Diversified Income Fund 2,000, Putnam VT The George Putnam Fund of Boston 276, Putnam VT Global Asset Allocation Fund 2,000, Putnam VT International Growth Fund 1, Putnam VT New Opportunities Fund 13, Putnam VT Research Fund 5, Putnam VT Vista Fund 3 and Putnam VT Voyager Fund 37. For other funds of the Trust that invested in Futures contracts the transaction volume was minimal at the year ended December 31, 2009.

I) Total return swap contracts During the year ended December 31, 2009, certain funds of the Trust entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the fund’s return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gain or loss. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Each fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust. For the year ended December 31, 2009, the following funds had an approximate average notional amount on Total return swaps of: Putnam VT Diversified Income Fund $144,900,000, Putnam VT Income Fund $13,500,000 and Putnam VT Voyager Fund $8,300,000. For other funds of the Trust that invested in Total return swaps, outstanding notional at the year ended December 31, 2009 are indicative of the volume of activity.

J) Interest rate swap contracts During the year ended December 31, 2009, certain funds of the Trust entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Each fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust. For the year ended December 31, 2009, the following funds had an approximate average notional amount on Interest rate swaps of: Putnam VT American Government Income Fund $1,737,300,000, Putnam VT Diversified Income Fund $6,694,100,000, Putnam VT The George Putnam Fund of Boston $777,700,000, Putnam VT Global Asset Allocation Fund $989,600,000 and Putnam VT Income Fund $5,462,900,000.

K) Credit default contracts During the year ended December 31, 2009, certain funds of the Trust entered into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio for each fund of the Trust. For the year ended December 31, 2009, the following funds had an approximate average notional amount on Credit default swaps of: Putnam VT Diversified Income Fund $125,800,000, Putnam VT The George Putnam Fund of Boston $15,200,000, Putnam VT Global Asset Allocation Fund $39,500,000, Putnam VT High Yield Fund $3,000,000 and Putnam VT Income Fund $137,000,000.

L) Master agreements Each fund, except for Putnam VT Money Market Fund, is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and

302 Putnam Variable Trust

with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral was posted to the following funds which cannot be sold or repledged: Putnam VT American Government Income Fund $1,592,532, Putnam VT Diversified Income Fund $959,712, Putnam VT Global Asset Allocation Fund $912,047, Putnam VT Income Fund $6,570,000, Putnam VT International Growth Fund $284,106, and Putnam VT Voyager Fund $9,315,173. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At December 31, 2009, the following funds had net liability position on derivative contracts subject to the Master Agreements. Collateral posted by the funds totaled the following amounts:

		Collateral
	Net liability	posted
Fund name	position	by the fund

Putnam VT American Government Income Fund	$12,478,782	$12,813,129

Putnam VT Diversified Income Fund	35,989,812	35,987,277

Putnam VT Global Asset Allocation Fund	3,307,450	3,655,675

Putnam VT Global Equity Fund	1,281,600	705,957

Putnam VT Global Health Care Fund	613,266	437,787

Putnam VT Global Utilities Fund	657,632	249,200

Putnam VT Growth Opportunities Fund	6,599	—

Putnam VT High Yield Fund	23,642	79,778

Putnam VT Income Fund	34,287,799	34,187,381

Putnam VT International Equity Fund	4,287,503	1,386,855

Putnam VT International Growth Fund	1,441,281	715,648

Putnam VT International Value Fund	1,201,500	679,448

M) TBA purchase commitments Each fund, except for Putnam VT Money Market Fund, may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

N) TBA sale commitments Each fund, except for Putnam VT Money Market Fund, may enter into TBA sale commitments to hedge their portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

O) Dollar rolls To enhance returns, certain funds of the Trust entered into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

P) Security lending During the year ended December 31, 2009, certain funds of the Trust lent securities, through their agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to that fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. For Putnam VT Capital Opportunities Fund and Putnam VT Voyager Fund certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The value of securities loaned and the cash collateral received by those funds with securities out on loan at December 31, 2009, which is pooled with collateral from other Putnam funds into 46 issues (47 issues for Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Global Utilities Fund, Putnam VT International Equity Fund, Putnam VT International Value Fund and Putnam VT Voyager Fund) of short-term investments amounted to the following:

Fund name	Total loaned amount	Total cash collateral

Putnam VT Capital Opportunities Fund	$844,745	$878,700

Putnam VT Equity Income Fund	32,905,211	33,867,290

Putnam VT Global Asset Allocation Fund	2,623,548	2,726,320

Putnam VT Global Equity Fund	15,939,297	16,558,440

Putnam VT Global Health Care Fund	7,906,541	8,142,085

Putnam VT Global Utilities Fund	21,191,846	21,989,055

Putnam VT Growth and Income Fund	181,076,916	187,056,570

Putnam VT Growth Opportunities Fund	136,790	140,000

Putnam VT International Equity Fund	19,822,486	21,145,690

Putnam VT International Growth Fund	1,398,380	1,437,950

Putnam VT International Value Fund	1,551,299	1,628,107

Putnam VT Investors Fund	6,261,985	6,462,690

Putnam VT Mid Cap Value Fund	4,383,627	4,557,375

Putnam VT New Opportunities Fund	64,132,858	65,932,046

Putnam VT Research Fund	1,125,202	1,158,711

Putnam VT Small Cap Value Fund	30,880,943	32,075,595

Putnam VT Vista Fund	36,267,152	37,347,323

Putnam VT Voyager Fund	156,200,946	161,378,434

Q) Federal taxes Each fund of the Trust is created as a separate entity for federal income tax purposes. It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”),

Putnam Variable Trust 303

applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Each fund is subject to the provisions of Accounting Standards Codification, ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund’s did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2009, the following funds had capital loss carryovers in the following amounts, which will expire on the following dates:

Loss
Fund name	carryover	Expiration date

Putnam VT American Government Income Fund	$2,328,924	12/31/14

	75,293	12/31/15

	1,479,723	12/31/16

Putnam VT Capital Opportunities Fund	6,000,996	12/31/16

	291,026	12/31/17

Putnam VT Diversified Income Fund	39,497,485	12/31/10

	888,100	12/31/13

	10,290,691	12/31/15

	38,764,814	12/31/16

	34,229,636	12/31/17

Putnam VT Equity Income Fund*	174,406,334	12/31/15

	42,508,670	12/31/16

	19,617,495	12/31/17

Putnam VT The George Putnam Fund of Boston	107,586,637	12/31/16

	33,773,413	12/31/17

Putnam VT Global Asset Allocation Fund	2,641,315	12/31/10

	6,208,497	12/31/11

	16,462,296	12/31/16

	26,795,943	12/31/17

Putnam VT Global Equity Fund	194,434,404	12/31/10

	1,885,492	12/31/11

	92,164,880	12/31/16

	43,103,035	12/31/17

Putnam VT Global Health Care Fund	1,836,491	12/31/17

Putnam VT Global Utilities Fund	2,225,949	12/31/17

Putnam VT Growth and Income Fund	482,998,440	12/31/16

	248,197,066	12/31/17

Putnam VT Growth Opportunities Fund	26,053,370	12/31/10

	4,350,359	12/31/11

	2,996,751	12/31/12

	1,103,068	12/31/16

	2,658,203	12/31/17

Putnam VT High Yield Fund	116,537,335	12/31/10

	16,826,743	12/31/11

	11,865,538	12/31/12

	6,791,658	12/31/13

	728,766	12/31/14

	28,491,807	12/31/16

	36,391,230	12/31/17

Putnam VT Income Fund	79,792,084	12/31/16

Putnam VT International Equity Fund	6,692,784	12/31/10

	2,230,928	12/31/11

	172,320,374	12/31/16

	131,971,485	12/31/17

Loss
Fund name	carryover	Expiration date

Putnam VT International Growth Fund	$37,566,266	12/31/10

	49,558,145	12/31/16

Putnam VT International Value Fund	76,330,210	12/31/16

	48,357,561	12/31/17

Putnam VT Investors Fund**	109,246,178	12/31/10

	7,642,432	12/31/15

	91,253,395	12/31/16

	18,280,160	12/31/17

Putnam VT Mid Cap Value Fund	11,950,456	12/31/16

	6,035,452	12/31/17

Putnam VT Money Market Fund	15,820	12/31/15

	121,001	12/31/16

Putnam VT New Opportunities Fund***	625,131,957	12/31/10

	74,066,552	12/31/11

	6,786,544	12/31/15

	150,476,175	12/31/16

	51,870,694	12/31/17

Putnam VT Research Fund	37,785,988	12/31/10

	2,726,974	12/31/11

	29,572,228	12/31/16

	11,941,858	12/31/17

Putnam VT Small Cap Value Fund	25,267,426	12/31/16

	69,534,123	12/31/17

Putnam VT Vista Fund****	161,305,547	12/31/10

	23,278,091	12/31/11

	17,644,370	12/31/15

	85,185,765	12/31/16

	5,581,437	12/31/17

Putnam VT Voyager Fund	862,218,049	12/31/10

	236,200,756	12/31/11

	154,399,561	12/31/16

These capital loss carryovers, available to the extent allowed by the Code, may be used to offset future net capital gains, if any.

* At December 31, 2009, Putnam VT Equity Income Fund had a capital loss carryover of $236,532,499 available to the extent allowed by the Code to offset future net capital gain, if any. This amount includes $193,788,620 of capital loss carryover acquired in the acquisition of Putnam VT New Value Fund.

** At December 31, 2009, Putnam VT Investors Fund had a capital loss carryover of $226,422,165 available to the extent allowed by the Code to offset future net capital gain, if any. This amount includes $10,460,021 of capital loss carryover acquired in the acquisition of Putnam VT Capital Appreciation Fund.

*** At December 31, 2009, Putnam VT New Opportunities Fund had a capital loss carryover of $908,331,922 available to the extent allowed by the Code to offset future net capital gain, if any. This amount includes $7,627,236 of capital loss carryover acquired in the acquisition of Putnam VT Discovery Growth Fund, but does not include $1,499,938 of additional capital losses which expired December 31, 2009.

**** At December 31, 2009, Putnam VT Vista Fund had a capital loss carryover of $292,995,210 available to the extent allowed by the Code to offset future net capital gain, if any. This amount includes $20,672,074 of capital loss carryover acquired in the acquisition of Putnam VT OTC & Emerging Growth Fund, but does not include $46,156,492 of additional capital losses which expired December 31, 2009.

304 Putnam Variable Trust

R) Distributions to shareholders For Putnam VT Money Market Fund, income dividends are recorded daily by the fund and are paid monthly. Distributions of capital gains, if any, are recorded on the ex-dividend date and paid at least annually. For all other funds in the Trust, distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. For all funds of the Trust, the amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include the following temporary and/or permanent differences for each fund:

Fund name	Differences during the period

Putnam VT American Government Income Fund	losses on wash sale transactions, unrealized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contracts, interest only securities

Putnam VT Capital Opportunities Fund	losses on wash sale transactions

Putnam VT Diversified Income Fund	losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover, unrealized gains and losses on certain futures contracts, realized gains and losses on certain futures contracts, income on swap contracts, interest only securities

Putnam VT Equity Income Fund	losses on wash sale transactions

Putnam VT The George Putnam Fund of Boston	losses on wash sale transactions, income on swap contract, interest only securities, unpaid interest expense

Putnam VT Global Asset Allocation Fund	losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, realized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contracts, interest only securities, unpaid interest expense

Putnam VT Global Equity Fund	losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover

Putnam VT Global Health Care Fund	losses on wash sale transactions, foreign currency gains and losses, straddle loss deferrals

Putnam VT Global Utilities Fund	losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends

Putnam VT Growth and Income Fund	losses on wash sale transactions

Putnam VT Growth Opportunities Fund	losses on wash sale transactions, the expiration of a capital loss carryover

Putnam VT High Yield Fund	losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover, defaulted bond interest, income on swap contracts, receivable purchase agreement gain

Putnam VT Income Fund	unrealized gains and losses on certain futures contracts, income on swap contracts, interest only securities, unpaid interest expense

Putnam VT International Equity Fund	losses on wash sale transactions, foreign currency gains and losses, restitution payment, receivable purchase agreement gain

Putnam VT International Growth Fund	losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover, restitution payment, redemptions in kind, receivable purchase agreement gain

Putnam VT International Value Fund	losses on wash sale transactions, foreign currency gains and losses, restitution payment, receivable purchase agreement gain

Putnam VT Investors Fund	losses on wash sale transactions, the expiration of a capital loss carryover

Putnam VT Mid Cap Value Fund	losses on wash sale transactions

Putnam VT Money Market Fund	—

Putnam VT New Opportunities Fund	losses on wash sale transactions, the expiration of a capital loss carryover

Putnam VT Research Fund	losses on wash sale transactions

Putnam VT Small Cap Value Fund	losses on wash sale transactions, nontaxable dividends

Putnam VT Vista Fund	losses on wash sale transactions, the expiration of a capital loss carryover

Putnam VT Voyager Fund	losses on wash sale transactions, foreign currency gains and losses, realized gains and losses on certain futures contracts, income on swap contracts, straddle loss deferrals

Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2009, the funds reclassified the following amounts:

	Undistributed net investment	Accumulated net realized gain/
Fund name	income/(loss)	(loss) on investment transactions	Paid-in-capital

Putnam VT American Government Income Fund	$6,558,309	$(6,558,312)	$3

Putnam VT Capital Opportunities Fund	(2,681)	860	1,821

Putnam VT Diversified Income Fund	20,859,409	14,974,886	(35,834,295)

Putnam VT Equity Income Fund	(730,211)	993,733	(263,522)

Putnam VT The George Putnam Fund of Boston	4,489,417	(4,489,417)	—

Putnam VT Global Asset Allocation Fund	5,317,053	(5,311,947)	(5,106)

Putnam VT Global Equity Fund	(80,730)	442,675,437	(442,594,707)

Putnam VT Global Health Care Fund	980,380	(980,380)	—

Putnam VT Global Utilities Fund	1,299,185	(1,299,185)	—

Putnam VT Growth and Income Fund	(100)	99	1

Putnam VT Growth Opportunities Fund	(436)	61,039,805	(61,039,369)

Putnam VT High Yield Fund	(7,248)	88,261,436	(88,254,188)

Putnam VT Income Fund	11,333,892	(11,333,892)	—

Putnam VT International Equity Fund	5,963,880	(5,416,072)	(547,808)

Putnam VT International Growth Fund	1,965,890	43,628,663	(45,594,553)

Putnam VT International Value Fund	1,004,968	(893,597)	(111,371)

Putnam Variable Trust 305

	Undistributed net investment	Accumulated net realized gain/
Fund name	income/(loss)	(loss) on investment transactions	Paid-in-capital

Putnam VT Investors Fund	$(36,091)	$187,321,764	$(187,285,673)

Putnam VT Mid Cap Value Fund	(1,858)	1,858	—

Putnam VT Money Market Fund	—	—	—

Putnam VT New Opportunities Fund	(24,390)	187,203,890	(187,179,500)

Putnam VT Research Fund	19,254	(19,254)	—

Putnam VT Small Cap Value Fund	(587,484)	588,190	(706)

Putnam VT Vista Fund	33,127	455,226,336	(455,259,463)

Putnam VT Voyager Fund	5,698,784	(5,698,784)	—

The tax basis components of distributable earnings and the federal tax cost as of December 31, 2009 were as follows:

			Net unrealized			Cost for federal
	Unrealized	Unrealized	appreciation/	Undistributed	Capital loss	income tax
Fund name	appreciation	depreciation	(depreciation)	ordinary income	carryforward	purposes

Putnam VT American Government Income Fund	$13,783,613	$(499,354)	$13,284,259	$11,760,088	$(3,883,940)	$157,078,148

Putnam VT Capital Opportunities Fund	5,017,396	(2,991,517)	2,025,879	87,321	(6,292,022)	25,230,381

Putnam VT Diversified Income Fund	53,698,932	(32,914,623)	20,784,309	73,614,697	(123,670,726)	531,941,669

Putnam VT Equity Income Fund	89,583,325	(3,472,250)	86,111,075	7,731,306	(236,532,499)	352,607,454

Putnam VT The George Putnam Fund of Boston	25,398,075	(11,820,868)	13,577,207	10,854,566	(141,360,050)	222,853,734

Putnam VT Global Asset Allocation Fund	23,343,976	(16,637,903)	6,706,073	13,211,089	(52,108,051)	271,009,310

Putnam VT Global Equity Fund	26,333,472	(16,270,144)	10,063,328	5,429,859	(331,587,811)	258,766,503

Putnam VT Global Health Care Fund	25,138,334	(6,783,714)	18,354,620	2,514,624	(1,836,491)	126,222,854

Putnam VT Global Utilities Fund	37,825,289	(4,960,403)	32,864,886	6,782,136	(2,225,949)	170,422,308

Putnam VT Growth and Income Fund	289,524,258	(60,748,032)	228,776,226	23,837,530	(731,195,506)	1,436,920,139

Putnam VT Growth Opportunities Fund	5,158,907	(334,283)	4,824,624	63,332	(37,161,751)	24,220,817

Putnam VT High Yield Fund	28,925,770	(19,697,408)	9,228,362	30,944,893	(217,633,077)	407,858,264

Putnam VT Income Fund	43,497,896	(38,567,794)	4,930,102	50,996,634	(79,792,084)	545,545,847

Putnam VT International Equity Fund	75,949,510	(37,005,234)	38,944,276	19,671,863	(313,215,571)	586,159,432

Putnam VT International Growth Fund	14,732,957	(1,718,731)	13,014,226	2,336,857	(87,124,411)	74,641,783

Putnam VT International Value Fund	22,785,209	(6,293,610)	16,491,599	5,736,966	(124,687,771)	170,053,631

Putnam VT Investors Fund	44,181,871	(7,515,394)	36,666,477	3,460,725	(226,422,165)	251,062,819

Putnam VT Mid Cap Value Fund	6,833,901	(1,046,674)	5,787,227	154,116	(17,985,908)	38,156,923

Putnam VT Money Market Fund *	—	—	—	33,336	(136,821)	371,592,264

Putnam VT New Opportunities Fund	84,028,916	(27,439,417)	56,589,499	2,929,061	(908,331,922)	585,890,109

Putnam VT Research Fund	9,469,632	(2,082,280)	7,387,352	745,943	(82,027,048)	65,582,359

Putnam VT Small Cap Value Fund	50,709,391	(12,053,243)	38,656,148	862,171	(94,801,549)	254,217,112

Putnam VT Vista Fund	44,076,272	(2,457,880)	41,618,392	177,985	(292,995,210)	191,704,864

Putnam VT Voyager Fund	208,947,173	(17,337,654)	191,609,519	14,529,011	(1,252,818,366)	1,021,420,394

* For Putnam VT Money Market Fund, the aggregate identified cost on a financial reporting and tax basis is the same.

S) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

T) Beneficial interest At December 31, 2009, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of each fund. Approximately, each fund is owned by accounts of one group of insurance companies as follows:

Percentage of
Fund name	beneficial interest

Putnam VT American Government Income Fund	38.9%

Putnam VT Capital Opportunities Fund	55.1%

Putnam VT Diversified Income Fund	59.3%

Putnam VT Equity Income Fund	42.1%

Putnam VT The George Putnam Fund of Boston	39.3%

Putnam VT Global Asset Allocation Fund	46.6%

Percentage of
Fund name	beneficial interest

Putnam VT Global Equity Fund	46.5%

Putnam VT Global Health Care Fund	26.2%

Putnam VT Global Utilities Fund	45.3%

Putnam VT Growth and Income Fund	40.7%

Putnam VT Growth Opportunities Fund	40.9%

Putnam VT High Yield Fund	33.0%

Putnam VT Income Fund	32.6%

Putnam VT International Equity Fund	38.3%

Putnam VT International Value Fund	38.0%

Putnam VT International Growth Fund	38.9%

Putnam VT Investors Fund	43.4%

Putnam VT Mid Cap Value Fund	44.1%

Putnam VT Money Market Fund	38.4%

Putnam VT New Opportunities Fund	31.0%

306 Putnam Variable Trust

Percentage of
Fund name	beneficial interest

Putnam VT Research Fund	49.9%

Putnam VT Small Cap Value Fund	48.0%

Putnam VT Vista Fund	25.1%

Putnam VT Voyager Fund	40.2%

Note 2 — Management fee, administrative services, and
other transactions

Each fund paid Putnam Management for management and investment advisory services quarterly, except for Putnam VT Capital Opportunities Fund, Putnam VT Equity Income Fund and Putnam VT Mid Cap Value Fund, each of which paid monthly, based on the average net assets of each fund. The following summarizes the annual management fee rates in effect for each fund of the Trust at December 31, 2009:

Fund name	Fee rate

Putnam VT Global Equity Fund	0.80% of the first $500 million of average
Putnam VT International Equity Fund	net assets,
Putnam VT International Value Fund	0.70% of the next $500 million,
Putnam VT Small Cap Value Fund	0.65% of the next $500 million,
0.60% of the next $5 billion,
0.575% of the next $5 billion,
0.555% of the next $5 billion,
0.54% of the next $5 billion,
and 0.53% thereafter.

Putnam VT Money Market Fund	0.45% of the first $500 million of average
net assets,
0.35% of the next $500 million,
0.30% of the next $500 million,
0.25% of the next $5 billion,
0.225% of the next $5 billion,
0.205% of the next $5 billion,
0.19% of the next $5 billion,
and 0.18% thereafter.

Putnam VT Capital Opportunities Fund	0.65% of the first $500 million of average
Putnam VT Equity Income Fund	net assets,
Putnam VT The George Putnam Fund	0.55% of the next $500 million,
of Boston	0.50% of the next $500 million,
Putnam VT Growth and Income Fund	0.45% of the next $5 billion,
Putnam VT Income Fund	0.425% of the next $5 billion,
Putnam VT Investors Fund	0.405% of the next $5 billion,
Putnam VT Research Fund	0.39% of the next $5 billion,
Putnam VT Vista Fund	and 0.38% thereafter.

Putnam VT Diversified Income Fund	0.70% of the first $500 million of average
Putnam VT Global Asset Allocation Fund	net assets,
Putnam VT Global Health Care Fund	0.60% of the next $500 million,
Putnam VT Global Utilities Fund	0.55% of the next $500 million,
Putnam VT High Yield Fund	0.50% of the next $5 billion,
Putnam VT Mid Cap Value Fund	0.475% of the next $5 billion,
Putnam VT New Opportunities Fund	0.455% of the next $5 billion,
Putnam VT Voyager Fund	0.44% of the next $5 billion,
and 0.43% thereafter.

Putnam VT International Growth Fund	1.00% of the first $500 million of average
net assets,
0.90% of the next $500 million,
0.85% of the next $500 million,
0.80% of the next $5 billion,
0.775% of the next $5 billion,
0.755% of the next $5 billion,
0.74% of the next $5 billion,
and 0.73% thereafter.

Fund name	Fee rate

Putnam VT American Government	0.65% of the first $500 million of average
Income Fund	net assets,
0.55% of the next $500 million,
0.50% of the next $500 million,
0.45% of the next $5 billion,
0.425% of the next $5 billion,
0.405% of the next $5 billion,
0.39% of the next $5 billion,
0.38% of the next $5 billion,
0.37% of the next $5 billion,
0.36% of the next $5 billion,
0.35% of the next $5 billion,
and 0.34% thereafter.

Putnam VT Growth Opportunities Fund	0.70% of the first $500 million of average
net assets,
0.60% of the next $500 million,
0.55% of the next $500 million,
0.50% of the next $5 billion,
0.475% of the next $5 billion,
0.455% of the next $5 billion,
0.44% of the next $5 billion,
0.43% of the next $5 billion,
and 0.42% thereafter.

Effective January 1, 2010, each fund will pay Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in each fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows for each fund of the Trust:

Fund name	Fee rate

Putnam VT International Growth Fund	1.080% of the first $5 billion of average
net assets,
1.030% of the next $5 billion,
0.980% of the next $10 billion,
0.930% of the next $10 billion,
0.880% of the next $50 billion,
0.860% of the next $50 billion,
0.850% of the next $100 billion,
and 0.845% thereafter.

Putnam VT Global Equity Fund	0.850% of the first $5 billion of average
Putnam VT International Equity Fund	net assets,
Putnam VT International Value Fund	0.800% of the next $5 billion,
0.750% of the next $10 billion,
0.700% of the next $10 billion,
0.650% of the next $50 billion,
0.630% of the next $50 billion,
0.620% of the next $100 billion,
and 0.615% thereafter.

Putnam VT Capital Opportunities Fund	0.780% of the first $5 billion of average
Putnam VT Small Cap Value Fund	net assets,
Putnam VT Global Health Care Fund	0.730% of the next $5 billion,
Putnam VT Global Utilities Fund	0.680% of the next $10 billion,
0.630% of the next $10 billion,
0.580% of the next $50 billion,
0.560% of the next $50 billion,
0.550% of the next $100 billion,
and 0.545% thereafter.

Putnam Variable Trust 307

Fund name	Fee rate

Putnam VT Global Asset Allocation Fund	0.750% of the first $5 billion of average
net assets,
0.700% of the next $5 billion,
0.650% of the next $10 billion,
0.600% of the next $10 billion,
0.550% of the next $50 billion,
0.530% of the next $50 billion,
0.520% of the next $100 billion,
and 0.515% thereafter.

Putnam VT Mid Cap Value Fund	0.740% of the first $5 billion of average
Putnam VT Vista Fund	net assets,
0.690% of the next $5 billion,
0.640% of the next $10 billion,
0.590% of the next $10 billion,
0.540% of the next $50 billion,
0.520% of the next $50 billion,
0.510% of the next $100 billion,
and 0.505% thereafter.

Putnam VT High Yield Fund	0.720% of the first $5 billion of average
net assets,
0.670% of the next $5 billion,
0.620% of the next $10 billion,
0.570% of the next $10 billion,
0.520% of the next $50 billion,
0.500% of the next $50 billion,
0.490% of the next $100 billion,
and 0.485% thereafter.

Putnam VT Growth Opportunities Fund	0.710% of the first $5 billion of average
Putnam VT New Opportunities Fund	net assets,
Putnam VT Investors Fund	0.660% of the next $5 billion,
Putnam VT Research Fund	0.610% of the next $10 billion,
Putnam VT Voyager Fund	0.560% of the next $10 billion,
0.510% of the next $50 billion,
0.490% of the next $50 billion,
0.480% of the next $100 billion,
and 0.475% thereafter.

Putnam VT Diversified Income Fund	0.700% of the first $5 billion of average
net assets,
0.650% of the next $5 billion,
0.600% of the next $10 billion,
0.550% of the next $10 billion,
0.500% of the next $50 billion,
0.480% of the next $50 billion,
0.470% of the next $100 billion,
and 0.465% thereafter.

Putnam VT The George Putnam Fund	0.680% of the first $5 billion of average
of Boston	net assets,
0.630% of the next $5 billion,
0.580% of the next $10 billion,
0.530% of the next $10 billion,
0.480% of the next $50 billion,
0.460% of the next $50 billion,
0.450% of the next $100 billion,
and 0.445% thereafter.

Putnam VT Equity Income Fund	0.630% of the first $5 billion of average
Putnam VT Growth and Income Fund	net assets,
0.580% of the next $5 billion,
0.530% of the next $10 billion,
0.480% of the next $10 billion,
0.430% of the next $50 billion,
0.410% of the next $50 billion,
0.400% of the next $100 billion,
and 0.395% thereafter.

Fund name	Fee rate

Putnam VT American Government	0.550% of the first $5 billion of average
Income Fund	net assets,
Putnam VT Income Fund	0.500% of the next $5 billion,
0.450% of the next $10 billion,
0.400% of the next $10 billion,
0.350% of the next $50 billion,
0.330% of the next $50 billion,
0.320% of the next $100 billion,
and 0.315% thereafter.

Putnam VT Money Market Fund	0.440% of the first $5 billion of average
net assets,
0.390% of the next $5 billion,
0.340% of the next $10 billion,
0.290% of the next $10 billion,
0.240% of the next $50 billion,
0.220% of the next $50 billion,
0.210% of the next $100 billion,
and 0.205% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of each fund of the Trust through July 31, 2009 to the extent necessary to ensure that each fund’s expenses do not exceed the simple average of the expenses for that fund’s Lipper peer group of funds underlying variable insurance products that have the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

For the year ended December 31, 2009, the following funds’ expenses were reduced as a result of this limit:

Fund name

Putnam VT American Government Income Fund	$177,134

Putnam VT Capital Opportunities Fund	37,447

Putnam VT Diversified Income Fund	248,331

Putnam VT Equity Income Fund	3,125

Putnam VT The George Putnam Fund of Boston	95,906

Putnam VT Global Asset Allocation Fund	217,303

Putnam VT Global Equity Fund	88,408

Putnam VT Global Utilities Fund	31,916

Putnam VT Growth Opportunities Fund	74,027

Putnam VT High Yield Fund	205,798

Putnam VT Income Fund	490,665

Putnam VT International Growth Fund	117,458

Putnam VT International Value Fund	24,077

Putnam VT Investors Fund	5,019

Putnam VT Mid Cap Value Fund	43,666

Putnam VT Money Market Fund	175,682

Putnam VT New Opportunities Fund	2,289

Putnam VT Research Fund	54,737

Putnam VT Small Cap Value Fund	49,266

For Putnam VT Money Market Fund, Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the year ended December 31, 2009, Putnam Management waived $481,204 as a result of this waiver, which includes $192,366 of class IB specific distribution fees from the fund.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments

308 Putnam Variable Trust

under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). For the year ended December 31, 2009, the following funds’ expenses were reduced as a result of this limit:

Fund name

Putnam VT Capital Opportunities Fund	$7,449

Putnam VT Global Asset Allocation Fund	70

Putnam VT Growth Opportunities Fund	13,124

Putnam VT International Growth Fund	8,479

Putnam VT Mid Cap Value Fund	4,405

Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the following funds to the following annual rates based on each fund’s average net assets; Putnam VT American Government Income Fund — 0.45%, Putnam VT Diversified Income Fund — 0.562%, Putnam VT Global Asset Allocation Fund — 0.70%, Putnam VT High Yield Fund — 0.60% and Putnam VT Income Fund — 0.45%. For the year ended December 31, 2009, the following funds’ expenses were reduced as a result of this limit:

Fund name

Putnam VT American Government Income Fund	$131,076

Putnam VT Diversified Income Fund	274,704

Putnam VT High Yield Fund	173,638

Putnam VT Income Fund	384,781

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the following funds of the Trust as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at the following annual rates as a percentage of the average net assets of that portion of each fund that is managed by PIL:

Fund name	Rate

Putnam VT Diversified Income Fund	0.40%

Putnam VT The George Putnam Fund of Boston	0.40%

Putnam VT Global Asset Allocation Fund	0.35%

Putnam VT Global Equity Fund	0.35%

Putnam VT Global Health Care Fund	0.35%

Putnam VT Global Utilities Fund	0.35%

Putnam VT High Yield Fund	0.40%

Putnam VT International Equity Fund	0.35%

Putnam VT International Growth Fund	0.35%

Putnam VT International Value Fund	0.35%

Putnam VT Research Fund	0.35%

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of Putnam VT Global Asset Allocation Fund, Putnam VT Global Health Care Fund, Putnam VT International Equity Fund, and effective April 30, 2009 the assets of Putnam VT Global Equity Fund, Putnam VT Global Utilities Fund, Putnam VT International Value Fund, Putnam VT International Growth Fund and Putnam VT Research Fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

During the year ended December 31, 2009, Putnam Management voluntarily reimbursed Putnam VT Capital Opportunities Fund $1,654, Putnam VT Global Equity Fund $38,264, Putnam VT International Value Fund $6,128, Putnam VT Research Fund $4,046 and Putnam VT Vista Fund $12,817 for trading errors which occurred during the period. The effect of the losses incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

On September 15, 2008, the following fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (“Agreements”) with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, the following amount in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

Amount fund sold to
Fund name	the Purchaser

Putnam VT High Yield Fund	$3,538,401

On September 15, 2008, the following funds terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Purchaser”) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, the following amounts in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreement, which is included in the Statement of assets and liabilities, is valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreement will be recorded as realized gain or loss.

Amount fund sold to
Fund name	the Purchaser

Putnam VT International Equity Fund	$577,377

Putnam VT International Growth Fund	182,958

Putnam VT International Value Fund	633,668

On September 15, 2008, the following funds terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, the following amounts in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. Each fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

Putnam Variable Trust 309

		Amount of
		receivable offset
	Amount seller sold	against the fund’s
Fund name	to the fund	net payable

Putnam VT American Government
Income Fund	$251,354	$1,405,002

Putnam VT Diversified Income Fund	648,551	4,066,657

Putnam VT The George Putnam Fund
of Boston	538,710	10,185,212

Putnam VT Global Asset Allocation Fund	443,188	6,008,394

Putnam VT Global Equity Fund	563,743	815,485

Putnam VT Income Fund	843,827	50,118,162

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the Trust or funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to each fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.03% of each fund’s average net assets. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended December 31, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between each fund and State Street, the custodian bank has a lien on the securities of Putnam VT Capital Opportunities Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Growth Opportunities Fund, Putnam VT International Equity Fund, Putnam VT International Growth Fund, Putnam VT International Value Fund, Putnam VT Investors Fund, Putnam VT New Opportunities Fund, Putnam VT Small Cap Value Fund and Putnam VT Vista Fund to the extent permitted by each fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by that fund. At December 31, 2009, the payable to the custodian bank on each of the funds listed above represents the amount due for cash advanced for the settlement of securities purchased.

Each fund has entered into an expense offset arrangement with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. Certain funds also reduced expenses through brokerage/service arrangements.

For the year ended December 31, 2009, the funds’ expenses were reduced by the following amounts under the expense offset arrangements and under the brokerage/service arrangements:

	Expense offset	Brokerage/service
Fund name	arrangements	arrangements

Putnam VT American Government
Income Fund	$683	$—

Putnam VT Capital Opportunities Fund	6	—

Putnam VT Diversified Income Fund	2,089	—

Putnam VT Equity Income Fund	45	17,641

Putnam VT The George Putnam Fund of Boston	992	10,221

Putnam VT Global Asset Allocation Fund	999	22,282

Putnam VT Global Equity Fund	18	12,885

Putnam VT Global Health Care Fund	32	7,628

Putnam VT Global Utilities Fund	2	19,139

Putnam VT Growth and Income Fund	404	134,535

Putnam VT Growth Opportunities Fund	9	3,085

Putnam VT High Yield Fund	3,783	—

Putnam VT Income Fund	3,727	—

Putnam VT International Equity Fund	336	177,221

Putnam VT International Growth Fund	60	16,952

	Expense offset	Brokerage/service
Fund name	arrangements	arrangements

Putnam VT International Value Fund	$93	$ 55,653

Putnam VT Investors Fund	14	43,943

Putnam VT Mid Cap Value Fund	8	3,914

Putnam VT Money Market Fund	37	—

Putnam VT New Opportunities Fund	34	73,673

Putnam VT Research Fund	16	11,880

Putnam VT Small Cap Value Fund	46	32,078

Putnam VT Vista Fund	52	23,788

Putnam VT Voyager Fund	198	211,783

Each independent Trustee of the funds receives an annual Trustee fee and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. For the year ended December 31, 2009, the funds’ Trustee fees, serving as a quarterly retainer, were as follows:

Fund name	Amount

Putnam VT American Government Income Fund	$116

Putnam VT Capital Opportunities Fund	19

Putnam VT Diversified Income Fund	346

Putnam VT Equity Income Fund	301

Putnam VT The George Putnam Fund of Boston	165

Putnam VT Global Asset Allocation Fund	170

Putnam VT Global Equity Fund	189

Putnam VT Global Health Care Fund	100

Putnam VT Global Utilities Fund	137

Putnam VT Growth and Income Fund	1,091

Putnam VT Growth Opportunities Fund	20

Putnam VT High Yield Fund	310

Putnam VT Income Fund	339

Putnam VT International Equity Fund	459

Putnam VT International Growth Fund	62

Putnam VT International Value Fund	140

Putnam VT Investors Fund	207

Putnam VT Mid Cap Value Fund	29

Putnam VT Money Market Fund	271

Putnam VT New Opportunities Fund	412

Putnam VT Research Fund	52

Putnam VT Small Cap Value Fund	197

Putnam VT Vista Fund	145

Putnam VT Voyager Fund	754

Each fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of each fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for each fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets

310 Putnam Variable Trust

and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted a distribution plan (the “Plan”) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of each fund. The Plan provides for payment by each fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to that fund’s class IB shares. The Trustees have approved payment by each fund at an annual rate of 0.25% of the average net assets attributable to that fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the year ended December 31, 2009, cost of purchases and proceeds from sales of investment securities (other than short-term investments) were as follows:

	U.S. Government securities		Other securities
Fund name	Purchases	Sales	Purchases	Sales

Putnam VT American Government Income Fund	$3,627,660	$3,685,530	$260,877,803	$274,540,127

Putnam VT Capital Opportunities Fund	—	—	10,021,862	11,864,980

Putnam VT Diversified Income Fund	—	—	717,745,342	605,762,031

Putnam VT Equity Income Fund	—	—	368,939,674	405,372,428

Putnam VT The George Putnam Fund of Boston	23,050,121	8,390,384	433,443,259	477,224,288

Putnam VT Global Asset Allocation Fund	—	—	316,089,396	340,330,934

Putnam VT Global Equity Fund	—	—	228,761,353	263,456,849

Putnam VT Global Health Care Fund	—	—	40,590,246	57,169,669

Putnam VT Global Utilities Fund	—	—	96,339,166	121,540,745

Putnam VT Growth and Income Fund	—	—	715,777,893	924,629,170

Putnam VT Growth Opportunities Fund	—	—	41,517,816	42,338,553

Putnam VT High Yield Fund	—	—	236,750,902	221,419,183

Putnam VT Income Fund	—	—	1,062,633,838	1,101,422,978

Putnam VT International Equity Fund	—	—	596,751,815	681,278,218

Putnam VT International Growth Fund	—	—	142,027,665	190,660,108

Putnam VT International Value Fund	—	—	209,940,147	236,211,981

Putnam VT Investors Fund	—	—	310,417,794	348,549,686

Putnam VT Mid Cap Value Fund	—	—	41,760,449	45,178,407

Putnam VT New Opportunities Fund	—	—	325,234,494	400,252,880

Putnam VT Research Fund	—	—	82,996,681	92,229,719

Putnam VT Small Cap Value Fund	—	—	201,994,955	227,827,625

Putnam VT Vista Fund	—	—	438,485,676	466,680,435

Putnam VT Voyager Fund	—	—	1,680,125,779	1,736,740,940

Putnam VT Money Market Fund: Cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $4,009,158,409 and $4,112,807,364, respectively.

For the year ended December 31, 2009, Putnam VT International Growth Fund had a redemption-in-kind which resulted in redemptions out of the fund totaling $42,010,086, including cash redemptions of $1,891,403.

Written option transactions for those funds that invested in them during the year ended December 31, 2009 are summarized as follows:

			Written options
		Currency	outstanding					Written options
		of contract	at beginning of	Options	Options	Options	Options	outstanding
Fund name		amounts	year	opened	exercised	expired	closed	at end of year

Putnam VT American Government
Income Fund	Contract amounts	USD	94,158,000	151,886,800	(18,232,000)	(18,232,000)	—	209,580,800

	Premiums received		$3,468,572	$8,883,208	$(555,165)	$(555,165)	$—	$11,241,450

Putnam VT Diversified Income Fund	Contract amounts	USD	142,237,000	495,876,800	(47,455,000)	(47,455,000)	—	543,203,800

	Contract amounts	EUR	—	33,410,000	—	—	(33,410,000)	—

	Total contract
	amounts		142,237,000	529,286,800	(47,455,000)	(47,455,000)	(33,410,000)	543,203,800

	Premiums received		$6,087,691	$29,780,246	$(2,135,475)	$(2,135,475)	$—	$31,596,987

	Premiums received		$—	$1,446,374	$—	$—	$(1,446,374)	$—

	Total premiums
	received		$6,087,691	$31,226,620	$(2,135,475)	$(2,135,475)	$(1,446,374)	$31,596,987

Putnam VT The George Putnam Fund
of Boston	Contract amounts	USD	71,688,000	—	—	—	(71,688,000)	—

	Premiums received		$3,404,934	$—	$—	$—	$(3,404,934)	$—

Putnam Variable Trust 311

			Written options
		Currency	outstanding					Written options
		of contract	at beginning of	Options	Options	Options	Options	outstanding
Fund name		amounts	year	opened	exercised	expired	closed	at end of year

Putnam VT Global Asset Allocation Fund	Contract amounts	USD	53,806,000	41,192,705	(6,259,517)	(6,209,139)	(49,049)	82,481,000

	Contract amounts	EUR	—	4,786,918	—	(6,455)	(4,780,463)	—

			53,806,000	45,979,623	(6,259,517)	(6,215,594)	(4,829,512)	82,481,000

	Premiums received		$2,406,330	$2,917,330	$(332,990)	$(328,207)	$(198,489)	$4,463,974

	Premiums received		$—	$219,338	$—	$(8,066)	$(211,272)	$—

			$2,406,330	$3,136,668	$(332,990)	$(336,273)	$(409,761)	$4,463,974

Putnam VT Global Health Care Fund	Contract amounts	USD	—	25,556	—	(25,556)	—	—

	Premiums received		$—	$9,162	$—	$(9,162)	$—	$—

Putnam VT Growth Opportunities Fund	Contract amounts	USD	—	80,203	(17,311)	(30,980)	(7,106)	24,806

	Premiums received		$—	$107,781	$(63,229)	$(21,162)	$(8,930)	$14,460

Putnam VT Income Fund	Contract amounts	USD	268,474,000	496,201,200	(14,649,000)	(14,649,000)	—	735,377,200

	Premiums received		$12,755,397	$29,266,246	$(659,205)	$(659,205)	$—	$40,703,233

Putnam VT International Equity Fund	Contract amounts	JPY	—	215,200	—	(107,600)	(107,600)	—

	Premiums received		$—	$106,463	$—	$(42,174)	$(64,289)	$—

Putnam VT International
Growth Fund	Contract amounts	USD	—	59,914	(1,236)	(52,900)	(5,778)	—

	Premiums received		$—	$115,376	$(13,188)	$(73,628)	$(28,560)	$—

Putnam VT International
Value Fund	Contract amounts	USD	—	111,441	—	(111,441)	—	—

	Premiums received		$—	$156,332	$—	$(156,332)	$—	$—

Putnam VT Investors Fund	Contract amounts	USD	—	233,857	(13,200)	(51,934)	—	168,723

	Premiums received		$—	$178,989	$(114,840)	$(37,153)	$—	$26,996

Putnam VT Mid Cap Value Fund	Contract amounts	USD	—	617,294	(186,304)	(290,405)	(140,585)	—

	Premiums received		$—	$337,266	$(129,080)	$(89,246)	$(118,940)	$—

Putnam VT Research Fund	Contract amounts	USD	—	4,749	(4,749)	—	—	—

	Premiums received		$—	$41,807	$(41,807)	$—	$—	$—

Putnam VT Vista Fund	Contract amounts	USD	32,473	2,926,085	(1,151,460)	(978,803)	(828,295)	—

	Premiums received		$30,038	$2,605,978	$(714,398)	$(861,678)	$(1,059,940)	$—

Putnam VT Voyager Fund	Contract amounts	USD	—	50,438,590	—	(10,090,333)	(25,008,491)	15,339,766

	Premiums received		$—	$26,927,176	$—	$(2,356,066)	$(11,897,906)	$12,673,204

Note 4 — Capital shares

At December 31, 2009, there was an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to a fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/09		Year ended 12/31/08		Year ended 12/31/09		Year ended 12/31/08

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Putnam VT American Government Income Fund

Shares sold	804,950	$9,815,957	2,815,558	$33,210,679	596,990	$7,167,873	1,197,135	$14,022,748

Shares issued in connection with
reinvestment of distributions	363,394	4,131,789	363,954	4,250,985	214,722	2,437,098	248,574	2,898,368

Subtotal	1,168,344	13,947,746	3,179,512	37,461,664	811,712	9,604,971	1,445,709	16,921,116

Shares repurchased	(1,595,249)	(19,108,278)	(1,689,426)	(19,147,253)	(1,334,009)	(15,978,549)	(1,681,320)	(19,106,507)

Net increase (decrease)	(426,905)	$(5,160,532)	1,490,086	$18,314,411	(522,297)	$(6,373,578)	(235,611)	$(2,185,391)

Putnam VT Capital Opportunities Fund

Shares sold	287,908	$2,962,793	215,347	$2,620,488	190,456	$1,959,277	165,350	$2,026,540

Shares issued in connection with
reinvestment of distributions	11,384	87,087	70,599	884,602	9,414	71,730	75,601	941,993

Subtotal	299,292	3,049,880	285,946	3,505,090	199,870	2,031,007	240,951	2,968,533

Shares repurchased	(387,077)	(3,896,103)	(559,740)	(6,687,033)	(291,858)	(2,949,108)	(318,482)	(3,754,702)

Net decrease	(87,785)	$(846,223)	(273,794)	$(3,181,943)	(91,988)	$(918,101)	(77,531)	$(786,169)

312 Putnam Variable Trust

		Class IA shares				Class IB shares
	Year ended 12/31/09		Year ended 12/31/08		Year ended 12/31/09		Year ended 12/31/08

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Putnam VT Diversified Income Fund

Shares sold	628,447	$4,243,287	147,290	$1,187,308	13,079,232	$86,737,711	8,316,704	$61,352,339

Shares issued in connection with
reinvestment of distributions	1,901,894	10,441,397	1,640,029	13,071,030	2,913,303	15,935,770	1,535,702	12,116,691

Subtotal	2,530,341	14,684,684	1,787,319	14,258,338	15,992,535	102,673,481	9,852,406	73,469,030

Shares repurchased	(4,168,221)	(26,798,617)	(7,675,231)	(57,921,053)	(3,482,801)	(23,252,357)	(5,163,478)	(39,454,126)

Net increase (decrease)	(1,637,880)	$(12,113,933)	(5,887,912)	$(43,662,715)	12,509,734	$79,421,124	4,688,928	$34,014,904

Putnam VT Equity Income Fund

Shares sold	591,717	$6,244,269	667,143	$8,518,457	779,742	$7,677,665	730,734	$9,041,691

Shares issued in connection with
reinvestment of distributions	265,744	2,250,848	572,425	7,304,145	247,016	2,082,347	496,281	6,307,743

Shares issued in connection with the merger of
Putnam VT New Value Fund	10,823,315	97,920,577	—	—	12,042,787	108,301,474	—	—

Subtotal	11,680,776	106,415,694	1,239,568	15,822,602	13,069,545	118,061,486	1,227,015	15,349,434

Shares repurchased	(3,336,799)	(33,222,551)	(1,895,058)	(23,313,604)	(3,143,717)	(31,365,621)	(1,765,373)	(21,048,440)

Net increase (decrease)	8,343,977	$73,193,143	(655,490)	$(7,491,002)	9,925,828	$86,695,865	(538,358)	$(5,699,006)

Putnam VT The George Putnam Fund of Boston

Shares sold	116,614	$735,054	214,754	$1,826,062	256,838	$1,561,006	606,658	$5,456,680

Shares issued in connection with
reinvestment of distributions	930,473	4,894,288	2,899,575	26,009,189	988,578	5,190,033	3,073,059	27,473,149

Subtotal	1,047,087	5,629,342	3,114,329	27,835,251	1,245,416	6,751,039	3,679,717	32,929,829

Shares repurchased	(4,332,753)	(25,561,965)	(7,182,056)	(62,054,299)	(3,332,251)	(19,792,333)	(7,319,654)	(62,721,229)

Net decrease	(3,285,666)	$(19,932,623)	(4,067,727)	$(34,219,048)	(2,086,835)	$(13,041,294)	(3,639,937)	$(29,791,400)

Putnam VT Global Asset Allocation Fund

Shares sold	385,207	$4,712,541	178,572	$2,646,125	785,789	$9,340,719	915,053	$13,503,848

Shares issued in connection with
reinvestment of distributions	937,056	9,033,218	584,047	8,912,558	384,516	3,733,648	203,202	3,115,088

Subtotal	1,322,263	13,745,759	762,619	11,558,683	1,170,305	13,074,367	1,118,255	16,618,936

Shares repurchased	(2,544,362)	(28,531,713)	(3,452,598)	(48,547,758)	(934,591)	(10,605,121)	(1,429,897)	(20,504,423)

Net increase (decrease)	(1,222,099)	$(14,785,954)	(2,689,979)	$(36,989,075)	235,714	$2,469,246	(311,642)	$(3,885,487)

Putnam VT Global Equity Fund

Shares sold	59,476	$512,147	38,901	$434,838	30,388	$255,280	140,877	$1,705,387

Shares issued in connection with
reinvestment of distributions	53,767	363,463	782,915	9,747,291	—	—	104,261	1,290,757

Subtotal	113,243	875,610	821,816	10,182,129	30,388	255,280	245,138	2,996,144

Shares repurchased	(4,601,253)	(37,126,710)	(7,150,613)	(81,415,509)	(618,675)	(5,048,487)	(1,332,017)	(15,176,356)

Net decrease	(4,488,010)	$(36,251,100)	(6,328,797)	$(71,233,380)	(588,287)	$(4,793,207)	(1,086,879)	$(12,180,212)

Putnam VT Global Health Care Fund

Shares sold	37,528	$416,821	199,900	$2,738,380	310,213	$3,378,724	539,243	$6,640,200

Shares issued in connection with
reinvestment of distributions	625,476	5,885,733	51,040	636,470	980,217	9,125,818	75,830	939,529

Subtotal	663,004	6,302,554	250,940	3,374,850	1,290,430	12,504,542	615,073	7,579,729

Shares repurchased	(992,402)	(10,659,526)	(1,559,212)	(19,597,896)	(1,697,924)	(18,000,136)	(2,252,912)	(28,250,011)

Net decrease	(329,398)	$(4,356,972)	(1,308,272)	$(16,223,046)	(407,494)	$(5,495,594)	(1,637,839)	$(20,670,282)

Putnam VT Global Utilities Fund

Shares sold	24,999	$313,504	181,683	$3,639,692	74,801	$912,342	192,945	$3,632,261

Shares issued in connection with
reinvestment of distributions	1,648,317	16,878,762	348,598	6,375,855	299,259	3,064,413	59,089	1,077,784

Subtotal	1,673,316	17,192,266	530,281	10,015,547	374,060	3,976,755	252,034	4,710,045

Shares repurchased	(2,598,916)	(31,927,544)	(3,485,812)	(59,691,483)	(515,081)	(6,297,059)	(895,811)	(15,733,715)

Net decrease	(925,600)	$(14,735,278)	(2,955,531)	$(49,675,936)	(141,021)	$(2,320,304)	(643,777)	$(11,023,670)

Putnam Variable Trust 313

		Class IA shares				Class IB shares
	Year ended 12/31/09		Year ended 12/31/08		Year ended 12/31/09		Year ended 12/31/08

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Putnam VT Growth and Income Fund

Shares sold	1,206,656	$16,665,760	78,445	$1,217,455	333,686	$3,982,434	327,403	$5,125,112

Shares issued in connection with
reinvestment of distributions	3,457,002	33,429,210	23,131,581	379,357,932	760,733	7,341,071	5,564,509	90,868,422

Subtotal	4,663,658	50,094,970	23,210,026	380,575,387	1,094,419	11,323,505	5,891,912	95,993,534

Shares repurchased	(19,639,154)	(228,540,148)	(30,624,542)	(500,230,493)	(4,252,509)	(49,875,571)	(7,791,505)	(128,179,371)

Net decrease	(14,975,496)	$(178,445,178)	(7,414,516)	$(119,655,106)	(3,158,090)	$(38,552,066)	(1,899,593)	$(32,185,837)

Putnam VT Growth Opportunities Fund

Shares sold	486,496	$1,937,604	531,612	$2,613,826	272,159	$1,094,767	195,509	$921,593

Shares issued in connection with
reinvestment of distributions	32,940	109,030	—	—	33,018	108,299	—	—

Subtotal	519,436	2,046,634	531,612	2,613,826	305,177	1,203,066	195,509	921,593

Shares repurchased	(503,089)	(1,988,281)	(1,138,863)	(5,342,089)	(525,428)	(1,999,673)	(1,143,913)	(5,325,949)

Net increase (decrease)	16,347	$58,353	(607,251)	$(2,728,263)	(220,251)	$(796,607)	(948,404)	$(4,404,356)

Putnam VT High Yield Fund

Shares sold	6,167,306	$34,454,488	3,997,152	$24,393,609	2,747,112	$14,681,820	1,565,399	$9,294,072

Shares issued in connection with
reinvestment of distributions	5,805,134	27,109,976	4,547,706	30,060,340	2,175,035	10,092,163	1,858,591	12,192,359

Subtotal	11,972,440	61,564,464	8,544,858	54,453,949	4,922,147	24,773,983	3,423,990	21,486,431

Shares repurchased	(9,624,109)	(54,731,067)	(12,460,227)	(80,904,575)	(4,394,314)	(24,093,553)	(6,889,587)	(43,850,387)

Net increase (decrease)	2,348,331	$6,833,397	(3,915,369)	$(26,450,626)	527,833	$680,430	(3,465,597)	$(22,363,956)

Putnam VT Income Fund

Shares sold	367,308	$3,888,542	430,205	$4,922,844	529,692	$5,666,354	302,472	$3,662,497

Shares issued in connection with
reinvestment of distributions	1,635,864	14,788,211	2,036,600	23,950,417	1,171,389	10,530,791	1,491,037	17,430,226

Subtotal	2,003,172	18,676,753	2,466,805	28,873,261	1,701,081	16,197,145	1,793,509	21,092,723

Shares repurchased	(4,708,262)	(48,291,170)	(7,862,687)	(88,172,451)	(3,625,389)	(36,788,880)	(6,378,163)	(71,645,969)

Net decrease	(2,705,090)	$(29,614,417)	(5,395,882)	$(59,299,190)	(1,924,308)	$(20,591,735)	(4,584,654)	$(50,553,246)

Putnam VT International Equity Fund

Shares sold	112,003	$1,062,175	463,935	$5,318,035	1,594,150	$13,265,111	3,547,479	$42,308,818

Shares issued in connection with
reinvestment of distributions	—	—	3,716,092	53,511,724	—	—	8,187,446	117,162,348

Subtotal	112,003	1,062,175	4,180,027	58,829,759	1,594,150	13,265,111	11,734,925	159,471,166

Shares repurchased	(3,557,015)	(31,956,606)	(5,401,269)	(72,459,406)	(8,305,324)	(76,166,818)	(9,849,742)	(129,202,718)

Net increase (decrease)	(3,445,012)	$(30,894,431)	(1,221,242)	$(13,629,647)	(6,711,174)	$(62,901,707)	1,885,183	$30,268,448

Putnam VT International Growth Fund

Shares sold	217,304	$2,932,139	94,119	$1,731,462	97,602	$1,312,355	132,999	$2,162,086

Shares issued in connection with
reinvestment of distributions	90,275	935,253	89,492	1,633,230	105,026	1,087,023	105,067	1,912,211

Subtotal	307,579	3,867,392	183,611	3,364,692	202,628	2,399,378	238,066	4,074,297

Redemptions in kind	—	—	—	—	(3,902,596)	(40,118,683)	—	—

Shares repurchased	(884,555)	(10,840,993)	(1,849,588)	(30,557,974)	(668,089)	(7,526,683)	(2,193,420)	(36,092,963)

Net decrease	(576,976)	$(6,973,601)	(1,665,977)	$(27,193,282)	(4,368,057)	$(45,245,988)	(1,955,354)	$(32,018,666)

Putnam VT International Value Fund

Shares sold	196,235	$1,440,045	443,242	$5,767,105	504,452	$3,681,449	920,771	$10,442,547

Shares issued in connection with
reinvestment of distributions	—	—	4,172,151	49,857,201	—	—	1,825,511	21,705,326

Subtotal	196,235	1,440,045	4,615,393	55,624,306	504,452	3,681,449	2,746,282	32,147,873

Shares repurchased	(3,448,355)	(24,537,995)	(5,430,150)	(60,079,888)	(1,595,478)	(11,504,370)	(2,850,511)	(31,849,383)

Net increase (decrease)	(3,252,120)	$(23,097,950)	(814,757)	$(4,455,582)	(1,091,026)	$(7,822,921)	(104,229)	$298,490

314 Putnam Variable Trust

		Class IA shares				Class IB shares
	Year ended 12/31/09		Year ended 12/31/08		Year ended 12/31/09		Year ended 12/31/08

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Putnam VT Investors Fund

Shares sold	35,492	$270,140	24,087	$215,729	486,470	$3,398,804	5,946,087	$59,723,916

Shares issued in connection with
reinvestment of distributions	205,685	1,254,677	72,047	706,785	321,441	1,957,577	52,110	510,157

Shares issued in connection with the merger of
Putnam VT Capital Appreciation Fund	1,271,607	8,282,402	—	—	1,239,991	8,036,661	—	—

Subtotal	1,512,784	9,807,219	96,134	922,514	2,047,902	13,393,042	5,998,197	60,234,073

Shares repurchased	(2,562,564)	(18,459,904)	(4,465,185)	(42,212,771)	(3,557,221)	(26,506,770)	(4,102,146)	(37,895,375)

Net increase (decrease)	(1,049,780)	$(8,652,685)	(4,369,051)	$(41,290,257)	(1,509,319)	$(13,113,728)	1,896,051	$22,338,698

Putnam VT Mid Cap Value Fund

Shares sold	302,474	$2,631,086	158,928	$1,806,332	185,508	$1,563,666	248,142	$2,761,393

Shares issued in connection with
reinvestment of distributions	23,647	155,122	685,364	8,128,420	5,925	38,869	340,930	4,029,790

Subtotal	326,121	2,786,208	844,292	9,934,752	191,433	1,602,535	589,072	6,791,183

Shares repurchased	(653,729)	(5,247,168)	(1,301,101)	(15,947,902)	(391,695)	(3,223,164)	(707,514)	(8,514,275)

Net decrease	(327,608)	$(2,460,960)	(456,809)	$(6,013,150)	(200,262)	$(1,620,629)	(118,442)	$(1,723,092)

Putnam VT Money Market Fund

Shares sold	26,645,548	$26,645,548	125,013,301	$125,013,301	77,108,563	$77,108,563	117,809,134	$117,809,134

Shares issued in connection with
reinvestment of distributions	826,590	826,590	6,918,971	6,918,971	437,869	437,869	5,777,857	5,777,857

Subtotal	27,472,138	27,472,138	131,932,272	131,932,272	77,546,432	77,546,432	123,586,991	123,586,991

Shares repurchased	(100,350,370)	(100,350,370)	(99,643,093)	(99,643,093)	(106,259,951)	(106,259,951)	(109,154,605)	(109,154,605)

Net increase (decrease)	(72,878,232)	$(72,878,232)	32,289,179	$32,289,179	(28,713,519)	$(28,713,519)	14,432,386	$14,432,386

Putnam VT New Opportunities Fund

Shares sold	154,368	$2,130,353	92,293	$1,527,565	601,613	$8,985,694	70,579	$1,176,829

Shares issued in connection with
reinvestment of distributions	248,269	3,073,568	115,536	2,169,773	21,191	258,955	—	—

Shares issued in connection with the merger of
Putnam VT Discovery Growth Fund	385,904	5,019,056	—	—	745,403	9,536,298	—	—

Subtotal	788,541	10,222,977	207,829	3,697,338	1,368,207	18,780,947	70,579	1,176,829

Shares repurchased	(5,771,626)	(81,772,589)	(9,692,041)	(175,784,335)	(1,403,674)	(20,387,994)	(1,330,104)	(24,008,754)

Net decrease	(4,983,085)	$(71,549,612)	(9,484,212)	$(172,086,997)	(35,467)	$(1,607,047)	(1,259,525)	$(22,831,925)

Putnam VT Research Fund

Shares sold	52,573	$437,009	54,628	$600,479	35,017	$290,674	80,049	$874,772

Shares issued in connection with
reinvestment of distributions	52,317	375,638	49,798	561,720	64,147	460,572	55,813	628,452

Subtotal	104,890	812,647	104,426	1,162,199	99,164	751,246	135,862	1,503,224

Shares repurchased	(550,617)	(4,672,929)	(1,185,416)	(12,936,988)	(817,178)	(6,969,196)	(1,522,444)	(16,593,426)

Net decrease	(445,727)	$(3,860,282)	(1,080,990)	$(11,774,789)	(718,014)	$(6,217,950)	(1,386,582)	$(15,090,202)

Putnam VT Small Cap Value Fund

Shares sold	96,219	$846,968	123,136	$1,528,650	1,842,412	$15,253,779	1,574,389	$23,606,018

Shares issued in connection with
reinvestment of distributions	179,437	1,212,994	2,310,544	29,159,068	436,298	2,931,926	5,638,308	70,535,236

Subtotal	275,656	2,059,962	2,433,680	30,687,718	2,278,710	18,185,705	7,212,697	94,141,254

Shares repurchased	(1,489,517)	(12,507,061)	(3,182,854)	(42,584,987)	(4,047,631)	(36,439,218)	(5,220,616)	(66,752,989)

Net increase (decrease)	(1,213,861)	$(10,447,099)	(749,174)	$(11,897,269)	(1,768,921)	$(18,253,513)	1,992,081	$27,388,265

Putnam VT Vista Fund

Shares sold	318,888	$2,848,680	43,142	$529,684	231,847	$2,146,353	272,024	$3,464,508

Shares issued in connection with
reinvestment of distributions	16,179	121,664	—	—	—	—	—	—

Shares issued in connection with the merger of
Putnam VT OTC & Emerging Growth Fund	1,728,483	14,376,451	—	—	1,738,785	14,136,098	—	—

Subtotal	2,063,550	17,346,795	43,142	529,684	1,970,632	16,282,451	272,024	3,464,508

Shares repurchased	(1,656,815)	(15,349,264)	(2,257,172)	(29,150,405)	(1,999,983)	(18,416,804)	(3,233,936)	(41,413,485)

Net increase (decrease)	406,735	$1,997,531	(2,214,030)	$(28,620,721)	(29,351)	$(2,134,353)	(2,961,912)	$(37,948,977)

Putnam Variable Trust 315

		Class IA shares				Class IB shares
	Year ended 12/31/09		Year ended 12/31/08		Year ended 12/31/09		Year ended 12/31/08

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Putnam VT Voyager Fund

Shares sold	124,278	$3,517,353	63,630	$1,546,350	883,416	$24,038,489	151,721	$3,738,509

Shares issued in connection with
reinvestment of distributions	385,674	7,505,225	91,484	2,552,395	84,434	1,635,491	—	—

Subtotal	509,952	11,022,578	155,114	4,098,745	967,850	25,673,980	151,721	3,738,509

Shares repurchased	(4,467,274)	(106,191,140)	(7,909,575)	(210,853,220)	(1,453,988)	(35,390,512)	(2,653,035)	(70,979,683)

Net decrease	(3,957,322)	$(95,168,562)	(7,754,461)	$(206,754,475)	(486,138)	$(9,716,532)	(2,501,314)	$(67,241,174)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of December 31, 2009:

	Asset derivatives 12/31/09			Liability derivatives 12/31/09

	Derivatives not accounted
	for as hedging instruments	Statement of assets and		Statement of assets and
Fund name	under ASC 815	liabilities location	Market value	liabilities location	Market value

Putnam VT American Government Income Fund	Interest rate contracts	Investments, Receivables,		Payables, Net assets —
		Net assets — Unrealized		Unrealized appreciation/
		appreciation/(depreciation)	$8,019,985*	(depreciation)	$20,494,668*

	Total		$8,019,985		$20,494,668

Putnam VT Diversified Income Fund	Credit contracts	Receivables	$466,037	Payables	$9,239,748

	Foreign exchange contracts	Receivables	1,268,616	Payables	2,156,213

	Interest rate contracts	Investments, Receivables,		Payables, Net assets —
		Net assets — Unrealized		Unrealized appreciation/
		appreciation/(depreciation)	54,072,347*	(depreciation)	79,188,508*

	Total		$55,807,000		$90,584,469

Putnam VT Global Asset Allocation Fund	Credit contracts	Receivables	$900,888	Payables	$746,295

	Foreign exchange contracts	Receivables	1,791,523	Payables	1,425,447

	Equity contracts	Investments, Receivables,		Payables, Net assets —
		Net assets — Unrealized		Unrealized appreciation/
		appreciation/(depreciation)	1,555,925*	(depreciation)	999,077*

	Interest rate contracts	Investments, Receivables,		Payables, Net assets —
		Net assets — Unrealized		Unrealized appreciation/
		appreciation/(depreciation)	5,060,078*	(depreciation)	6,395,113*

	Total		$9,308,414		$9,565,932

Putnam VT Global Equity Fund	Foreign exchange contracts	Receivables	$1,700,580	Payables	$2,322,724

	Total		$1,700,580		$2,322,724

Putnam VT Global Health Care Fund	Foreign exchange contracts		$—	Payables	$613,266

	Total		$—		$613,266

Putnam VT Global Utilities Fund	Foreign exchange contracts	Receivables	$440,415	Payables	$777,230

	Total		$440,415		$777,230

Putnam VT Growth Opportunities Fund	Equity contracts	Receivables	$17,533	Payables	$14,183

	Total		$17,533		$14,183

Putnam VT High Yield Fund	Credit contracts	Receivables	$61,237	Payables	$44,231

	Foreign exchange contracts	Receivables	367,782		—

	Total		$429,019		$44,231

Putnam VT Income Fund	Credit contracts	Receivables	$2,963,685	Payables	$1,845,589

	Interest rate contracts	Investments, Receivables,		Payables, Net assets —
		Net assets — Unrealized		Unrealized appreciation /
		appreciation/(depreciation)	53,970,303	(depreciation)	83,945,185

	Total		$56,933,988		$85,790,774

Putnam VT International Equity Fund	Foreign exchange contracts	Receivables	$3,390,702	Payables	$7,012,633

	Total		$3,390,702		$7,012,633

Putnam VT International Growth Fund	Foreign exchange contracts	Receivables	$1,118,920	Payables	$1,970,836

	Total		$1,118,920		$1,970,836

316 Putnam Variable Trust

	Asset derivatives 12/31/09			Liability derivatives 12/31/09

	Derivatives not accounted
	for as hedging instruments	Statement of assets and		Statement of assets and
Fund name	under ASC 815	liabilities location	Market value	liabilities location	Market value

Putnam VT International Value Fund	Foreign exchange contracts	Receivables	$1,177,481	Payables	$2,060,477

	Total		$1,177,481		$2,060,477

Putnam VT Investors Fund	Equity contracts	Investments	$118,106	Payables	$37,963

	Total		$118,106		$37,963

Putnam VT New Opportunities Fund	Equity contracts	Receivables, Net assets —
		Unrealized appreciation/
		(depreciation)*	$1,063		$—

	Total		$1,063		$—

Putnam VT Research Fund	Equity contracts	Receivables, Net assets —
		Unrealized appreciation/
		(depreciation)	$4,959*		$—

	Total		$4,959		$—

Putnam VT Voyager Fund	Foreign exchange contracts	Receivables	$1,232,004	Payables	$2,184

	Equity contracts	Investments, Receivables	22,754,983	Payables	11,045,106

	Total		$23,986,987		$11,047,290

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the year ended December 31, 2009 (see Note 1):

	Derivatives not accounted
	for as hedging instruments			Forward currency
Fund name	under ASC 815	Options	Futures	contracts	Swaps	Total

Putnam VT American Government	Interest rate contracts
Income Fund		$(303,818)	$(137,466)	$—	$7,287,106	$6,845,822

	Total	$(303,818)	$(137,466)	$—	$7,287,106	$6,845,822

Putnam VT Diversified Income Fund	Credit contracts	$—	$—	$—	$(19,432,947)	$(19,432,947)

	Foreign exchange contracts	—	—	2,709,152	—	2,709,152

	Interest rate contracts	1,217,244	(7,345,612)	—	4,903,874	(1,224,494)

	Total	$1,217,244	$(7,345,612)	$2,709,152	$(14,529,073)	$(17,948,289)

Putnam VT The George Putnam Fund	Credit contracts
of Boston		$—	$—	$—	$(4,044,041)	$(4,044,041)

	Foreign exchange contracts	—	—	629	—	629

	Interest rate contracts	(539,207)	(3,288,017)	—	(4,774,119)	(8,601,343)

	Total	$(539,207)	$(3,288,017)	$629	$(8,818,160)	$(12,644,755)

Putnam VT Global Asset Allocation Fund	Credit contracts	$—	$—	$—	$(3,883,170)	$(3,883,170)

	Foreign exchange contracts	—	—	(587,445)	—	(587,445)

	Equity contracts	210,129	1,885,374	—	4,766,788	6,862,291

	Interest rate contracts	(698,168)	(2,048,956)	—	(7,043,314)	(9,790,438)

	Total	$(488,039)	$(163,582)	$(587,445)	$(6,159,696)	$(7,398,762)

Putnam VT Global Equity Fund	Foreign exchange contracts	$—	$—	$5,481	$—	$5,481

	Equity contracts	(22,653)	—	—	—	(22,653)

	Total	$(22,653)	$—	$5,481	$—	$(17,172)

Putnam VT Global Health Care Fund	Foreign exchange contracts	$—	$—	$1,014,585	$—	$1,014,585

	Equity contracts	(47,312)	—	—	—	(47,312)

	Total	$(47,312)	$—	$1,014,585	$—	$967,273

Putnam VT Global Utilities Fund	Foreign exchange contracts	$—	$—	$1,331,207	$—	$1,331,207

	Total	$—	$—	$1,331,207	$—	$1,331,207

Putnam VT Growth and Income Fund	Equity contracts	$(72,447)	$—	$—	$—	$(72,447)

	Total	$(72,447)	$—	$—	$—	$(72,447)

Putnam VT Growth Opportunities Fund	Equity contracts	$11,547	$45,762	$—	$—	$57,309

	Total	$11,547	$45,762	$—	$—	$57,309

Putnam VT High Yield Fund	Credit contracts	$—	$—	$—	$21,629	$21,629

	Foreign exchange contracts	—	—	(593,345)	—	(593,345)

	Total	$—	$—	$(593,345)	$21,629	$(571,716)

Putnam Variable Trust 317

	Derivatives not accounted
	for as hedging instruments			Forward currency
Fund name	under ASC 815	Options	Futures	contracts	Swaps	Total

Putnam VT Income Fund	Credit contracts	$—	$—	$—	$(7,788,436)	$(7,788,436)

	Interest rate contracts	(4,497,673)	(2,970,358)	—	14,715,340	7,247,309

	Total	$(4,497,673)	$(2,970,358)	$—	$6,926,904	$(541,127)

Putnam VT International Equity Fund	Foreign exchange contracts	$—	$—	$5,237,686	$—	$5,237,686

	Equity contracts	61,372	—	—	—	61,372

	Total	$61,372	$—	$5,237,686	$—	$5,299,058

Putnam VT International Growth Fund	Foreign exchange contracts	$—	$—	$1,884,151	$—	$1,884,151

	Equity contracts	93,549	101,870	—	—	195,419

	Total	$93,549	$101,870	$1,884,151	$—	$2,079,570

Putnam VT International Value Fund	Foreign exchange contracts	$—	$—	$805,221	$—	$805,221

	Equity contracts	61,694	—	—	—	61,694

	Total	$61,694	$—	$805,221	$—	$866,915

Putnam VT Investors Fund	Equity contracts	$17,651	$—	$—	$—	$17,651

	Total	$17,651	$—	$—	$—	$17,651

Putnam VT Mid Cap Value Fund	Equity contracts	$(19,611)	$—	$—	$—	$(19,611)

	Total	$(19,611)	$—	$—	$—	$(19,611)

Putnam VT New Opportunities Fund	Equity contracts	$—	$587,358	$—	$—	$587,358

	Total	$—	$587,358	$—	$—	$587,358

Putnam VT Research Fund	Foreign exchange contracts	$—	$—	$25,769	$—	$25,769

	Equity contracts	(7,482)	258,731	—	—	251,249

	Total	$(7,482)	$258,731	$25,769	$—	$277,018

Putnam VT Vista Fund	Equity contracts	$(1,017,659)	$(990,196)	$—	$—	$(2,007,855)

	Total	$(1,017,659)	$(990,196)	$—	$—	$(2,007,855)

Putnam VT Voyager Fund	Foreign exchange contracts	$—	$—	$(981,154)	$—	$(981,154)

	Equity contracts	19,052,669	(3,260,407)	—	10,944,416	26,736,678

	Total	$19,052,669	$(3,260,407)	$(981,154)	$10,944,416	$25,755,524

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the year ended December 31, 2009 (see Note 1):

	Derivatives not accounted
	for as hedging instruments			Forward currency
Fund name	under ASC 815	Options	Futures	contracts	Swaps	Total

Putnam VT American Government
Income Fund	Interest rate contracts	$3,716,797	$(1,472,713)	$—	$(3,016,500)	$(772,416)

	Total	$3,716,797	$(1,472,713)	$—	$(3,016,500)	$(772,416)

Putnam VT Diversified Income Fund	Credit contracts	$—	$—	$—	$18,882,428	$18,882,428

	Foreign exchange contracts	—	—	(759,216)	—	(759,216)

	Interest rate contracts	2,405,801	872,952	—	21,924,775	25,203,525

	Total	$2,405,801	$872,952	$(759,216)	$40,807,204	$43,326,741

Putnam VT The George Putnam Fund
of Boston	Credit contracts	$—	$—	$—	$2,329,769	$2,329,769

	Foreign exchange contracts	—	—	(25)	—	(25)

	Interest rate contracts	(378,131)	2,083,036	—	14,966,978	16,671,883

	Total	$(378,131)	$2,083,036	$(25)	$17,296,747	$19,001,627

Putnam VT Global Asset Allocation Fund	Credit contracts	$—	$—	$—	$810,560	$810,560

	Foreign exchange contracts	—	—	1,024,897	—	1,024,897

	Equity contracts	—	363,075	—	(584,462)	(221,387)

	Interest rate contracts	(1,435,246)	165,676	—	15,599,698	14,330,128

	Total	$(1,435,246)	$528,751	$1,024,897	$15,825,796	$15,944,198

Putnam VT Global Equity Fund	Foreign exchange contracts	$—	$—	$259,011	$—	$259,011

	Total	$—	$—	$259,011	$—	$259,011

Putnam VT Global Health Care Fund	Foreign exchange contracts	$—	$—	$812,645	$—	$812,645

	Total	$—	$—	$812,645	$—	$812,645

Putnam VT Global Utilities Fund	Foreign exchange contracts	$—	$—	$(336,815)	$—	$(336,815)

	Total	$—	$—	$(336,815)	$—	$(336,815)

318 Putnam Variable Trust

	Derivatives not accounted
	for as hedging instruments			Forward currency
Fund name	under ASC 815	Options	Futures	contracts	Swaps	Total

Putnam VT Growth Opportunities Fund	Equity contracts	$(1,930)	$—	$—	$—	$(1,930)

	Total	$(1,930)	$—	$—	$—	$(1,930)

Putnam VT High Yield Fund	Credit contracts	$—	$—	$—	$229,678	$229,678

	Foreign exchange contracts	—	—	588,376	—	588,376

	Total	$—	$—	$588,376	$229,678	$818,054

Putnam VT Income Fund	Credit contracts	$—	$—	$—	$2,806,474	$2,806,474

	Interest rate contracts	(10,169,404)	(927,106)	—	29,417,578	18,321,068

	Total	$(10,169,404)	$(927,106)	$—	$32,224,052	$21,127,542

Putnam VT International Equity Fund	Foreign exchange contracts	$—	$—	$2,088,262	$—	$2,088,262

	Total	$—	$—	$2,088,262	$—	$2,088,262

Putnam VT International Growth Fund	Foreign exchange contracts	$—	$—	$(617,482)	$—	$(617,482)

	Equity contracts	—	(20,353)	—	—	(20,353)

	Total	$—	$(20,353)	$(617,482)	$—	$(637,835)

Putnam VT International Value Fund	Foreign exchange contracts	$—	$—	$807,336	$—	$807,336

	Total	$—	$—	$807,336	$—	$807,336

Putnam VT Investors Fund	Equity contracts	$(10,967)	$—	$—	$—	$(10,967)

	Total	$(10,967)	$—	$—	$—	$(10,967)

Putnam VT New Opportunities Fund	Equity contracts	$—	$(377,933)	$—	$—	$(377,933)

	Total	$—	$(377,933)	$—	$—	$(377,933)

Putnam VT Research Fund	Foreign exchange contracts	$—	$—	$34,696	$—	$34,696

	Equity contracts	—	813	—	—	813

	Total	$—	$813	$34,696	$—	$35,509

Putnam VT Vista Fund	Equity contracts	$(7,002)	$(85,575)	$—	$—	$(92,577)

	Total	$(7,002)	$(85,575)	$—	$—	$(92,577)

Putnam VT Voyager Fund	Foreign exchange contracts	$—	$—	$364,452	$—	$364,452

	Equity contracts	(2,295,191)	(668,662)	—	2,206,871	(756,982)

	Total	$(2,295,191)	$(668,662)	$364,452	$2,206,871	$(392,530)

Note 6 — Investment in Putnam Money Market Liquidity Fund

The funds of the Trust invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

For the year ended December 31, 2009, the following table identifies, for each fund that invested in Putnam Money Market Liquidity Fund, the income distributions earned, the cost of purchases and the proceeds of sales of investments in Putnam Money Market Liquidity Fund:

Fund name	Income distributions earned	Cost of purchases	Proceeds of sales

Putnam VT American Government Income Fund	$37,438	$43,413,780	$22,622,122

Putnam VT Capital Opportunities Fund	756	3,799,826	3,331,146

Putnam VT Diversified Income Fund	101,922	302,232,413	265,616,325

Putnam VT Equity Income Fund	2,450	51,014,431	48,595,707

Putnam VT The George Putnam Fund of Boston	49,920	107,385,860	83,452,219

Putnam VT Global Asset Allocation Fund	60,330	183,574,964	146,587,646

Putnam VT Global Equity Fund	4,396	71,144,671	64,737,336

Putnam VT Global Health Care Fund	10,626	33,489,530	30,201,234

Putnam VT Global Utilities Fund	4,025	32,128,916	31,094,365

Putnam VT Growth and Income Fund	35,027	205,719,476	188,143,056

Putnam VT Growth Opportunities Fund	642	6,741,856	6,104,825

Putnam VT High Yield Fund	11,775	97,834,985	97,834,985

Putnam VT Income Fund	198,361	388,868,309	318,437,419

Putnam VT International Equity Fund	12,323	162,347,319	153,079,416

Putnam VT International Growth Fund	2,751	30,325,728	28,947,103

Putnam VT International Value Fund	3,506	47,999,469	43,862,352

Putnam VT Investors Fund	1,105	26,236,895	25,183,950

Putnam VT Mid Cap Value Fund	3,106	16,344,700	15,778,380

Putnam VT Money Market Fund	12,546	222,409,460	198,519,036

Putnam Variable Trust 319

Fund name	Income distributions earned	Cost of purchases	Proceeds of sales

Putnam VT New Opportunities Fund	6,954	73,041,744	63,730,856

Putnam VT Research Fund	3,726	11,616,910	11,099,934

Putnam VT Small Cap Value Fund	17,552	72,541,924	65,868,587

Putnam VT Vista Fund	6,315	77,445,401	76,738,168

Putnam VT Voyager Fund	21,851	318,252,486	308,280,180

Note 7 — Senior loan commitments

During the year ended December 31, 2009, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT High Yield Fund, and Putnam VT Income Fund invested in senior loans, which are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Unfunded loan commitments

As of December 31, 2009, Putnam VT High Yield Fund had unfunded loan commitments of $51,651, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments

Lyondell Chemical Co.	$51,651

Note 9 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters. In August 2008, the following funds received a payment from Putnam Management for the following amounts related to restitution payments in connection with a distribution plan approved by the SEC. These amounts can be found in the Increase in capital from settlement payments line on the prior year Statement of changes in net assets.

Fund name	Amount

Putnam VT American Government Income Fund	$8,740

Putnam VT Capital Opportunities Fund	847

Putnam VT Diversified Income Fund	13,092

Putnam VT Global Equity Fund	9,884

Putnam VT Growth Opportunities Fund	2,948

Putnam VT Income Fund	55,580

Putnam VT International Growth Fund	128,701

Putnam VT Mid Cap Value Fund	1,209

Putnam VT Vista Fund	275,551

Putnam VT Voyager Fund	38,969

Note 10 — Acquisition of Putnam VT Capital
Appreciation Fund

On February 17, 2009, Putnam VT Investors Fund issued 1,271,607 and 1,239,991 class IA and class IB shares, respectively, for 1,997,819 and 1,948,728 class IA and class IB shares of Putnam VT Capital Appreciation Fund to acquire that fund’s net assets in a tax-free exchange. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam VT Capital Appreciation Fund with a fair value of $16,400,014 and an identified cost of $18,854,782 at February 13, 2009, was the principal asset acquired by Putnam VT Investors Fund. The net assets of Putnam VT Investors Fund and Putnam VT Capital Appreciation Fund on February 13, 2009, were $215,315,827 and $16,319,063, respectively. On February 13, 2009, Putnam VT Capital Appreciation Fund had undistributed net investment income of $30,756, accumulated net realized loss of $11,229,349 and unrealized depreciation of $2,454,768. The aggregate net assets of Putnam VT Investors Fund immediately following the acquisition were $231,634,890. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of Putnam VT Investors Fund, pro forma results of operations for the year ended December 31, 2009 would not be materially different than that presented.

Information presented in the Statements of operations and changes in net assets reflect only the operations of Putnam VT Investors Fund.

Note 11 — Acquisition of Putnam VT Discovery Growth Fund

On February 17, 2009, Putnam VT New Opportunities Fund issued 385,904 and 745,403 class IA and class IB shares, respectively, for 1,666,012 and 3,230,409 class IA and class IB shares of Putnam VT Discovery Growth Fund to acquire that fund’s net assets in a tax-free exchange. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam VT Discovery Growth Fund with a fair value of $14,492,316 and an identified cost of $15,728,174 at February 13, 2009, was the principal asset acquired by Putnam VT New Opportunities Fund. The net assets of Putnam VT New Opportunities Fund and Putnam VT Discovery Growth Fund on February 13, 2009, were $482,108,017 and $14,555,354, respectively. On February 13, 2009, Putnam VT Discovery Growth Fund had undistributed net investment income of $2,672, accumulated net realized loss of $9,867,406 and unrealized depreciation of $1,235,858. The aggregate net assets of Putnam VT New Opportunities Fund immediately following the acquisition were $496,663,371. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of Putnam VT New Opportunities Fund, pro forma results of operations for the year ended December 31, 2009 would not be materially different than that presented.

Information presented in the Statements of operations and changes in net assets reflect only the operations of Putnam VT New Opportunities Fund.

Note 12 — Acquisition of Putnam VT New Value Fund

On February 17, 2009, Putnam VT Equity Income Fund issued 10,823,315 and 12,042,787 class IA and class IB shares, respectively, for 15,984,965 and 17,755,099 class IA and class IB shares of Putnam VT New Value Fund to acquire that fund’s net assets in a tax-free exchange. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam VT New Value Fund with a fair value of $205,663,806 and an identified cost of $206,904,254 at February 13, 2009, was the principal asset acquired by Putnam VT Equity Income Fund. The net assets of Putnam VT Equity Income Fund and Putnam VT New Value Fund on February 13, 2009, were $132,847,115 and $206,222,051, respectively. On February 13, 2009, Putnam VT New Value Fund had undistributed net investment income of $737,299, accumulated net realized loss of $200,134,557 and unrealized depreciation of $1,240,448. The aggregate net assets of Putnam VT Equity Income Fund immediately following the acquisition were $339,069,166. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of Putnam VT Equity Income Fund,

320 Putnam Variable Trust

pro forma results of operations for the year ended December 31, 2009 would not be materially different than that presented.

Information presented in the Statements of operations and changes in net assets reflect only the operations of Putnam VT Equity Income Fund.

Note 13 — Acquisition of Putnam VT OTC & Emerging
Growth Fund

On February 17, 2009, Putnam VT Vista Fund issued 1,728,483 and 1,738,785 class IA and class IB shares, respectively, for 3,254,031 and 3,275,021 class IA and class IB shares of Putnam VT OTC & Emerging Growth Fund to acquire that fund’s net assets in a tax-free exchange. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam VT OTC & Emerging Growth Fund with a fair value of $29,339,841 and an identified cost of $28,748,682 at February 13, 2009, was the principal asset acquired by Putnam VT Vista Fund. The net assets of Putnam VT Vista Fund and Putnam VT OTC & Emerging Growth Fund on February 13, 2009, were $132,540,855 and $28,512,122, respectively. On February 13, 2009, Putnam VT OTC & Emerging Growth Fund had accumulated net investment loss of $93,192, accumulated net realized loss of $367,091,505 and unrealized appreciation of $591,159. The aggregate net assets of Putnam VT Vista Fund immediately following the acquisition were $161,052,977. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of Putnam VT Vista Fund, pro forma results of operations for the year ended December 31, 2009 would not be materially different than that  presented.

Information presented in the Statements of operations and changes in net assets reflect only the operations of Putnam VT Vista Fund.

Note 14 — Market and credit risk

In the normal course of business, the funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The funds may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Note 15 — Money market fund guarantee program

Putnam VT Money Market Fund participated in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”) through September 18, 2009. Under the Program, if the fund’s market value per share dropped below $0.995 on any day while the Program was in effect, and the fund was subsequently liquidated, shareholders of record on that date who also held shares in the fund on September 19, 2008 would have been eligible to receive a payment from the U.S. Department of Treasury. No such guarantee event occurred during the term of the Program. The fees paid by the fund from the inception of the Program through September 18, 2009 were equal to 0.04% of the shares outstanding as of September 19, 2008.

Putnam Variable Trust 321

Federal tax information (Unaudited)

For the year ended December 31, 2009 the following funds received interest and dividends from foreign countries and paid taxes to foreign countries in the following amounts (per share numbers, which are based on all share classes, are also included):

	Interest and dividends	Per share	Foreign taxes paid	Per share

Putnam VT Global Utilities Fund	$4,583,227	$0.34	$365,594	$0.03

Putnam VT International Equity Fund	18,602,820	0.34	1,762,645	0.03

Putnam VT International Growth Fund	2,122,283	0.39	191,924	0.04

Putnam VT International Value Fund	6,461,746	0.32	498,250	0.02

Each fund has designated the following percentages of the fund’s ordinary income distributions as qualifying for the dividends received deduction for corporations:

Fund name	Qualifying %

Putnam VT American Government Income Fund	0.00%

Putnam VT Capital Opportunities Fund	100.00%

Putnam VT Diversified Income Fund	0.01%

Putnam VT Equity Income Fund	98.45%

Putnam VT The George Putnam Fund of Boston	29.07%

Putnam VT Global Asset Allocation Fund	10.43%

Putnam VT Global Equity Fund	55.89%

Putnam VT Global Health Care Fund	51.24%

Putnam VT Global Utilities Fund	42.68%

Putnam VT Growth and Income Fund	100.00%

Putnam VT Growth Opportunities Fund	100.00%

Putnam VT High Yield Fund	0.89%

Putnam VT Income Fund	0.00%

Putnam VT International Equity Fund	0.00%

Putnam VT International Growth Fund	1.32%

Putnam VT International Value Fund	0.00%

Putnam VT Investors Fund	100.00%

Putnam VT Mid Cap Value Fund	100.00%

Putnam VT Money Market Fund	0.00%

Putnam VT New Opportunities Fund	100.00%

Putnam VT Research Fund	100.00%

Putnam VT Small Cap Value Fund	100.00%

Putnam VT Vista Fund	100.00%

Putnam VT Voyager Fund	65.53%

322 Putnam Variable Trust

Shareholder Meeting Results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, with all funds of the Trust voting together as single class, as follows:

	Votes for	Votes withheld

Ravi Akhoury	1,009,155,699	38,985,923

James A. Baxter	1,010,524,775	37,616,847

Charles B. Curtis	1,009,780,801	38,360,821

Robert J. Darretta	1,008,964,959	39,176,663

Myra R. Drucker	1,008,998,125	39,143,497

John A. Hill	1,009,946,107	38,195,515

Paul L. Joskow	1,010,640,504	37,501,118

Elizabeth T. Kennan	1,007,860,420	40,281,202

Kenneth R. Leibler	1,010,429,752	37,711,870

Robert E. Patterson	1,010,419,715	37,721,907

George Putnam, III	1,009,420,679	38,720,943

Robert L. Reynolds	1,010,644,489	37,497,133

W. Thomas Stephens	1,010,444,518	37,697,104

Richard B. Worley	1,010,252,241	37,889,381

A proposal to approve a new management contract between each fund and Putnam Management was approved as follows:

Fund name	Votes for	Votes against	Abstentions	Broker non-votes

Putnam VT American Government Income Fund	11,652,001	249,664	441,521	—

Putnam VT Capital Opportunities Fund	2,073,981	37,405	69,019	—

Putnam VT Diversified Income Fund	57,986,778	1,868,272	1,887,068	—

Putnam VT Equity Income Fund	32,553,149	964,704	1,037,747	—

Putnam VT The George Putnam Fund of Boston	32,065,825	1,180,102	943,866	—

Putnam VT Global Asset Allocation Fund	16,464,027	585,463	587,891	—

Putnam VT Global Equity Fund	24,209,265	994,989	826,939	—

Putnam VT Global Health Care Fund	10,288,436	423,253	289,258	—

Putnam VT Global Utilities Fund	13,230,485	497,934	530,889	—

Putnam VT Growth and Income Fund	99,870,931	3,708,125	3,396,802	—

Putnam VT Growth Opportunities Fund	5,577,895	287,696	176,349	—

Putnam VT High Yield Fund	59,981,147	2,062,520	4,146,340	—

Putnam VT Income Fund	37,086,366	1,309,773	1,229,511	—

Putnam VT International Equity Fund	52,569,226	2,283,045	2,292,037	—

Putnam VT International Growth Fund	5,000,914	363,532	215,688	—

Putnam VT International Value Fund	19,231,199	771,394	677,099	—

Putnam VT Investors Fund	30,613,809	1,263,178	1,232,158	—

Putnam VT Mid Cap Value Fund	3,550,168	200,161	177,461	—

Putnam VT Money Market Fund	350,958,984	8,950,292	16,651,102	—

Putnam VT New Opportunities Fund	31,969,248	1,814,846	1,223,398	—

Putnam VT Research Fund	6,688,805	204,180	285,262	—

Putnam VT Small Cap Value Fund	23,439,787	848,464	913,222	—

Putnam VT Vista Fund	16,480,648	845,949	543,426	—

Putnam VT Voyager Fund	30,701,044	1,404,302	1,004,203	—

A proposal to amend the fundamental investment restrictions with respect to investments in commodities was approved as follows.

Fund name	Votes for	Votes against	Abstentions	Broker non-votes

Putnam VT Global Asset Allocation Fund	16,374,506	691,108	571,767	—

Putnam VT Global Health Care Fund	10,209,490	427,076	364,382	—

Putnam VT Global Utilities Fund	13,186,786	491,986	580,536	—

Putnam Variable Trust 323

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of the funds in Putnam Variable Trust and, as required by law, determines annually for each fund whether to approve the continuance of the management contract with Putnam Investment Management (“Putnam Management”), and with respect to certain funds in Putnam Variable Trust, the sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of the funds’ management contract — and with respect to certain funds in Putnam Variable Trust, the sub-management and sub-advisory contracts — effective July 1, 2009. In addition, with respect to those funds in Putnam Variable Trust for which PIL did not then serve as a sub-manager under the sub-management contract between Putnam Management and PIL, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract between Putnam Management and PIL, to be effective April 30, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL or PAC, the Trustees have not evaluated PIL and PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds in Putnam Variable Trust and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for each fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current

324 Putnam Variable Trust

contractual arrangements (and, with respect to certain funds in Putnam Variable Trust, the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories;
total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of the funds in Putnam Variable Trust at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to these arrangements that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees and excluding charges and expenses at the insurance company separate account level) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

	Actual	Total
	management fee	expenses
	(percentile)	(percentile)

Putnam VT American Government Income Fund	19th	56th

Putnam VT Capital Opportunities Fund	3rd	52nd

Putnam VT Diversified Income Fund	21st	50th

Putnam VT Equity Income Fund	22nd	22nd

Putnam VT The George Putnam Fund of Boston	58th	46th

Putnam VT Global Asset Allocation Fund	48th	48th

Putnam VT Global Equity Fund	32nd	37th

Putnam VT Global Health Care Fund	25th	6th

Putnam VT Global Utilities Fund	50th	38th

Putnam VT Growth and Income Fund	7th	3rd

Putnam VT Growth Opportunities Fund	1st	21st

Putnam VT High Yield Fund	52nd	28th

Putnam VT Income Fund	39th	36th

Putnam VT International Equity Fund	41st	34th

Putnam VT International Growth and Income Fund	34th	17th

Putnam VT International New Opportunities Fund	72nd	66th

Putnam VT Investors Fund	38th	38th

	Actual	Total
	management fee	expenses
	(percentile)	(percentile)

Putnam VT Mid Cap Value Fund	11th	44th

Putnam VT Money Market Fund	38th	48th

Putnam VT New Opportunities Fund	33rd	25th

Putnam VT Research Fund	14th	45th

Putnam VT Small Cap Value Fund	48th	55th

Putnam VT Vista Fund	14th	24th

Putnam VT Voyager Fund	34th	41st

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. All of the funds in Putnam Variable Trust had below average expense ratios relative to their custom peer groups and, therefore, were not subject to this additional expense limitation.

• Economies of scale. The funds in Putnam Variable Trust currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the

Putnam Variable Trust 325

fee schedules in effect for the funds in Putnam Variable Trust represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under Putnam Variable Trust’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis in top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of the funds in Putnam Variable Trust, the Trustees considered that each fund’s class IA share cumulative total return performance at net asset value was in particular percentiles of its Lipper Inc. peer group for the one-year, three-year and five-year periods ended March 31, 2009. This information is shown in the following table. (Results do not reflect charges and expenses at the insurance company separate account level.) Where applicable, the table also shows the number of funds in the peer groups for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds. Past performance is not a guarantee of future returns.

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 3/31/09	in category)	in category)	in category)

Putnam VT American Government
Income Fund	52nd (71)	32nd (62)	68th (55)

Lipper VP (Underlying Funds) — General U.S. Government Funds

Putnam VT Capital Opportunities Fund	32nd (140)	65th (116)	43rd (96)

Lipper VP (Underlying Funds) — Small-Cap Core Funds

Putnam VT Diversified Income Fund	99th (61)	99th (51)	96th (41)

Lipper VP (Underlying Funds) — General Bond Funds

Putnam VT Equity Income Fund	6th (72)	17th (64)	20th (55)

Lipper VP (Underlying Funds) — Equity Income Funds

Putnam VT The George Putnam Fund
of Boston	95th (195)	95th (164)	94th (94)

Lipper VP (Underlying Funds) — Balanced Funds

Putnam VT Global Asset Allocation Fund	53rd (214)	67th (150)	69th (94)

Lipper VP (Underlying Funds) — Mixed-Asset Target Allocation Growth Funds

Putnam VT Global Equity Fund	87th (50)	77th (33)	80th (28)

Lipper VP (Underlying Funds) — Global Core Funds

Putnam VT Global Health Care Fund	11th (36)	30th (33)	38th (28)

Lipper VP (Underlying Funds) — Health/Biotechnology Funds

Putnam VT Global Utilities Fund	25th (32)	42nd (30)	58th (25)

Lipper VP (Underlying Funds) — Utility Funds

Putnam VT Growth and Income Fund	35th (125)	82nd (111)	77th (97)

Lipper VP (Underlying Funds) — Large-Cap Value Funds

Putnam VT Growth Opportunities Fund	12th (238)	47th (211)	74th (193)

Lipper VP (Underlying Funds) — Large-Cap Growth Funds

Putnam VT High Yield Fund	54th (114)	45th (104)	36th (84)

Lipper VP (Underlying Funds) — High Current Yield Funds

Putnam VT Income Fund	90th (39)	88th (38)	87th (37)

Lipper VP (Underlying Funds) — Corporate Debt Funds A—Rated

Putnam VT International Equity Fund	77th (117)	69th (99)	79th (92)

Lipper VP (Underlying Funds) — International Core Funds

Putnam VT International Value Fund	75th (69)	74th (62)	72nd (55)

Lipper VP (Underlying Funds) — International Value Funds

Putnam VT International Growth Fund	24th (83)	31st (64)	41st (48)

Lipper VP (Underlying Funds) — International Growth Funds

Putnam VT Investors Fund	26th (242)	88th (217)	82nd (189)

Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Mid Cap Value Fund	74th (87)	75th (73)	59th (59)

Lipper VP (Underlying Funds) — Mid-Cap Value Funds

Putnam VT Money Market Fund	13th (108)	15th (106)	15th (102)

326 Putnam Variable Trust

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 3/31/09	in category)	in category)	in category)

Lipper VP (Underlying Funds) — Money Market Funds

Putnam VT New Opportunities Fund	18th (145)	60th (124)	60th (100)

Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT Research Fund	19th (242)	73rd (217)	82nd (189)

Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Small Cap Value Fund	86th (63)	93rd (53)	96th (43)

Lipper VP (Underlying Funds) — Small-Cap Value Funds

Putnam VT Vista Fund	85th (143)	94th (128)	87th (113)

Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Putnam VT Voyager Fund	1st (238)	41st (211)	65th (193)

Lipper VP (Underlying Funds) — Large-Cap Growth Funds

The Trustees noted the disappointing performance for certain of the funds in Putnam Variable Trust, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance, as detailed below. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

U.S. Large Cap Equity Funds

Putnam VT Growth and Income Fund — The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager took over sole responsibility for managing the fund’s investments. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Putnam VT The George Putnam Fund of Boston — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager was added to the fund’s management team. The Trustees also noted the fund’s improved year-to-date performance as of March 31, 2009.

Putnam VT Investors Fund — The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered various changes made to the fund’s portfolio team since July 2008, resulting in the fund being managed by a sole portfolio manager as of March 2009. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Putnam VT Research Fund — The Trustees noted the disappointing performance for your fund for the five-year period ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered various changes made to the fund’s portfolio team since April 2008, resulting in the fund being managed by a sole portfolio manager as of February 2009. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Taxable Fixed Income Funds

Putnam VT Income Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the taxable fixed-income markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted subsequent improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

Putnam VT Diversified Income Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the taxable fixed-income markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted subsequent improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

International/Global Large Cap Equity Funds

Putnam VT Global Equity Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

Putnam VT International Equity Fund — The Trustees noted the disappointing performance for your fund for the one-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

Putnam Variable Trust 327

Putnam Small & Mid—Cap Equity Funds

VT Small Cap Value Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1, 2 and 4 described above, the Trustees considered the return of a prior portfolio manager to co-manage the fund’s investments with its existing portfolio manager.

Putnam VT Vista Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1, 2 and 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with Putnam Variable Trust. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of Putnam Variable Trust’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Investor Services, Inc., each of which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by the funds in Putnam Variable Trust are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for the fund in Putnam Variable Trust. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a

328 Putnam Variable Trust

fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for each of the funds in Putnam Variable Trust, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by each affected fund under its current management contract, based on the net assets of each individual fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed	Current
	Effective	Effective
	Contractual	Contractual
Name of Fund	Rate	Rate	Difference

Putnam VT American Government
Income Fund	0.412%	0.650%	(0.238%)

Putnam VT Capital Opportunities Fund	0.642%	0.650%	(0.008%)

Putnam VT Diversified Income Fund	0.562%	0.700%	(0.138%)

Putnam VT Equity Income Fund	0.492%	0.650%	(0.158%)

Putnam VT The George Putnam Fund
of Boston	0.542%	0.650%	(0.108%)

Putnam VT Global Asset Allocation Fund	0.612%	0.700%	(0.088%)

Putnam VT Global Equity Fund	0.712%	0.800%	(0.088%)

Putnam VT Global Health Care Fund	0.642%	0.700%	(0.058%)

Putnam VT Global Utilities Fund	0.642%	0.700%	(0.058%)

Putnam VT Growth and Income Fund	0.492%	0.577%	(0.085%)

Putnam VT Growth Opportunities Fund	0.572%	0.700%	(0.128%)

Putnam VT High Yield Fund	0.582%	0.700%	(0.118%)

Putnam VT Income Fund	0.412%	0.650%	(0.238%)

Putnam VT International Equity Fund	0.712%	0.792%	(0.080%)

Putnam VT International Growth and
Income Fund	0.712%	0.800%	(0.088%)

Putnam VT International New
Opportunities Fund	0.942%	1.000%	(0.058%)

Putnam VT Investors Fund	0.572%	0.650%	(0.078%)

Putnam VT Mid Cap Value Fund	0.602%	0.700%	(0.098%)

Putnam VT Money Market Fund	0.302%	0.450%	(0.148%)

Putnam VT New Opportunities Fund	0.572%	0.697%	(0.125%)

Putnam VT Research Fund	0.572%	0.650%	(0.078%)

Putnam VT Small Cap Value Fund	0.642%	0.800%	(0.158%)

Putnam VT Vista Fund	0.602%	0.650%	(0.048%)

Putnam VT Voyager Fund	0.572%	0.659%	(0.086%)

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for all of the funds in Putnam Variable Trust, and in many cases materially lower, than the management fee rate payable under the current management contract. For a small number of funds (although none of the funds in Putnam Variable Trust), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the

Putnam Variable Trust 329

management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. (Putnam Management did not propose the addition of performance adjustments for any of the funds in Putnam Variable Trust.) In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing

330 Putnam Variable Trust

expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds and asset allocation funds, including Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT High Yield Fund, Putnam VT Income Fund and Putnam VT Global Asset Allocation Fund, were subject to management fee waivers that reduced these funds’ management fees pending implementation of the proposed management contracts, and in any event, through July 31, 2010. In addition, the Putnam Variable Trust funds are subject to an expense limitation of 20 basis points on the general category of other ordinary operating expenses. (The expense limitation of 37.5 basis points on shareholder servicing fees does not affect the current shareholder servicing fees for the Putnam Variable Trust funds, which remain fixed at 3 basis points.)

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Putnam Variable Trust 331

Trustees of the Putnam Funds 12/31/09

Ravi Akhoury (Born 1947)

Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter (Born 1943)

Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940)

Trustee since 2001

Mr. Curtis is President Emeritus of the Nuclear Threat Initiative (a private foundation dealing with national security issues), serves as Senior Advisor to the United Nations Foundation, and is Senior Advisor to the Center for Strategic and International Studies.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta (Born 1946)

Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948)

Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

332 Putnam Variable Trust

John A. Hill (Born 1942)

Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947)

Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938)

Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949)

Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Putnam Variable Trust 333

Robert E. Patterson (Born 1945)

Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951)

Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds* (Born 1952)

Trustee since 2008 and President of the Putnam Funds since July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens (Born 1942)

Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

334 Putnam Variable Trust

Richard B. Worley (Born 1945)

Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.
  Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Putnam Variable Trust 335

Officers of the Putnam Funds 12/31/09

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)		Francis J. McNamara, III (Born 1955)

Executive Vice President, Principal Executive Officer,		Vice President and Chief Legal Officer	Since 2004
Treasurer and Compliance Liaison	Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
Charles E. Porter (Born 1938)		and Putnam Retail Management

Senior Advisor to the Trustees	Since 1989	Robert R. Leveille (Born 1969)

Steven D. Krichmar (Born 1958)		Vice President and Chief Compliance Officer	Since 2007

Vice President and Principal Financial Officer	Since 2002	Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management
Senior Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Janet C. Smith (Born 1965)
		Vice President and BSA Compliance Officer	Since 2002
Vice President, Principal Accounting Officer
and Assistant Treasurer	Since 2007	Managing Director, Putnam Investments

Managing Director, Putnam Investments and Putnam Management		Judith Cohen (Born 1945)

Susan G. Malloy (Born 1957)		Vice President, Clerk and Assistant Treasurer	Since 1993

Vice President and Assistant Treasurer	Since 2007	Wanda M. McManus (Born 1947)

Managing Director, Putnam Investments		Vice President, Senior Associate Treasurer
		and Assistant Clerk	Since 2005
Beth S. Mazor (Born 1958)
Nancy E. Florek (Born 1957)
Vice President	Since 2002
		Vice President, Assistant Clerk,	Since 2005
Managing Director, Putnam Investments		Assistant Treasurer and Proxy Manager

James P. Pappas (Born 1953)

Vice President	Since 2004

Managing Director, Putnam Investments and Putnam Management
The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

336 Putnam Variable Trust

This page intentionally left blank.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT #269

Investment Manager
Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager
Putnam Investments Limited
57–59 St James's Street
London, England SW1A 1LD
Not applicable to all funds.

Investment Sub-Advisor
The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109
Not applicable to all funds.

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Investor Servicing Agent
Putnam Investor Services, Inc.
Mailing address:
P.O. Box 8383
Boston, MA 02266-8383
1-800-225-1581

Custodian
State Street Bank and Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

Trustees
John A. Hill, *Chairman*
Jameson A. Baxter, *Vice Chairman*
Ravi Akhoury
Charles B. Curtis
Robert J. Darretta
Myra R. Drucker
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens
Richard B. Worley

A world of investing.℠

Putnam INVESTMENTS

This report has been prepared for the shareholders of Putnam Variable Trust.

AN505 259684 2/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2009	$1,497,628	$--	$97,310	$10,506*
December 31, 2008	$2,074,378	$--	$137,860	$14,222*

* Includes fees of $10,506 and $14,222 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2009 and December 31, 2008, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2009 and December 31, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $667,096 and $323,628 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31, 2009	$ -	$ 453,847	$ -	$ -
December 31, 2008	$ -	$ 73,000	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: March 1, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 1, 2010